UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2022—August 31, 2023

Item 1: Reports to Shareholders

Annual Report   |   August 31, 2023
Vanguard U.S. Growth Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Trustees Approve Advisory Arrangement	27
Liquidity Risk Management	29
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard U.S. Growth Fund returned 20.19% for Investor Shares and 20.30% for Admiral Shares for the 12 months ended August 31, 2023. The fund’s benchmark returned 21.94%.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors, including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks including the Federal Reserve fanned fears of recession, the economy proved more resilient than expected.
•	Growth stocks outperformed value stocks for the period, while large-capitalization stocks outperformed small-caps. While both U.S. and international stocks generally posted robust gains, domestic issues outperformed.
•	Eight of the fund’s sectors posted gains. The greatest contributor was information technology as a result of security selection. Other contributors included health care and communication services. Real estate and consumer staples posted slightly negative returns but were neutral contributors to relative performance.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

Advisors’ Report
For the 12 months ended August 31, 2023, Vanguard U.S. Growth Fund returned 20.19% for Investor Shares and 20.30% for Admiral Shares. It underperformed its benchmark, the Russell 1000 Growth Index, which returned 21.94%. Your fund is managed by three advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The table on page 5 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 18, 2023.
Wellington Management Company llp
Portfolio Manager:
Andrew J. Shilling, CFA,
Senior Managing Director
U.S. equities rose over the 12 months despite continued volatility. The market continued to grapple with an uncertain path forward for inflationary pressures, monetary policy decisions, and a challenging, supply-constrained operating environment. In the spring, markets faced dividing events as two U.S. regional banks collapsed, sending cautionary signals to the market, while a tech-driven rally in artificial intelligence (AI)-related stocks helped push share prices higher. These macroeconomic factors have also contributed to a particularly narrow market environment, where a small number of mega-cap companies have driven most of the Russell 1000 Growth Index’s returns. For example, the top 10 stocks in the index in the first half of the calender year have contributed more than 75% of the index’s overall return.
Our portion of the fund underperformed. Security selection in the communication services, information technology, and consumer discretionary sectors detracted most from relative performance, while selection within energy, and to a lesser extent, industrials, contributed. This partially offset relative performance. Sector allocation, a residual of our bottom-up security selection process, contributed to results. Underweight exposure to the consumer staples and consumer discretionary sectors also contributed, while an overweight exposure to financials detracted.
Top relative detractors included ZoomInfo Technology, a sales and marketing software company; a lack of exposure to Broadcom, a semiconductor company; and an underweight exposure to Eli Lilly, a pharmaceutical company. Notable relative contributors to performance included Abiomed, a medical device company; MongoDB, a next-generation database company; and Uber Technologies, a

2

transportation network with ridesharing and food delivery services.
In terms of positioning by sector, the portfolio ended the period most overweight in financials and real estate, and by contrast, most underweight in information technology and consumer discretionary.
We are focused on constructing a balanced portfolio that is not overly tilted to specific macroeconomic outcomes. We are cognizant of a potential slowdown in economic conditions, however, and we are weighing this against the possibility that the economy positively inflects and regains an upward trajectory. We continue to seek companies with deep competitive advantages, strong balance sheets, experienced management teams, and the ability to sustain above-average growth.
Jennison Associates LLC
Portfolio Managers:
Kathleen A. McCarragher, Managing Director
Blair A. Boyer, Managing Director
Our portion of the fund generated strong absolute and relative performance for the 12 months, primarily benefiting from positions in technology and health care.
The fiscal year was dominated by the Federal Reserve’s historic campaign of interest rate hikes, which began in March 2022. The success of this effort to lower inflation, along with clearing of the supply chain, resilient consumer spending, and, most importantly, healthy earnings, have driven our strong performance.
The top performer for our strategy was NVIDIA. This semiconductor designer and manufacturer is the leader in accelerated computing, which is a critical element in the progression of AI.
Our strategy also saw strong returns from positions outside technology. Netflix continued to be a leader in content creation and enjoyed strong subscriber trends. Uber reported record levels of riders, drivers, and margins, as well as its first profitable quarter in the second quarter of 2023. Eli Lilly and Novo Nordisk continued to benefit from their diabetes and obesity medications.
On the negative side, Tesla’s stock price fell and partially recovered over the 12 months but was still down for the full period. It remains a meaningful position in our strategy. Atlassian, a company in the software as a service industry, also detracted because of a disappointing slowdown in revenue.
As always, we are focused on our investment time horizon (three to five years) as we think about sizing our existing positions in companies with unique products and services that address demands in growing markets through innovation and agility. We continue to own a broadly diversified portfolio of companies that we believe are positioned to outpace the market averages in performance, revenue increases, and earnings growth over our long-term time horizon.
3

Baillie Gifford Overseas Ltd.
Portfolio Managers:
Tom Slater, Investment Manager, Partner
Gary Robinson, Investment Manager, Partner
The scope for disruptive growth is expanding. As the innovation capital of the world, the U.S. is wonderfully placed to deliver the next generation of great growth businesses.
At the same time, the cost of capital has risen from historic lows. This will drive greater differentiation between businesses that are truly great and simply good. The best will manage the shift from “growth at all costs” to “growth with cost control” and will thrive as a result.
This presents a fascinating and potentially extremely rewarding backdrop to be patient and selective growth investors like us. We seek out innovative companies with underappreciated capacity for growth over the next 5–10 years. Although the timing and form of systemic change is impossible to forecast with any reliability, the long-term direction is much more predictable. Our time horizon lends us a different perspective.
Seventy years after the discovery of DNA’s double helix structure, we’re sure that the next generation of health care will build upon an accelerating understanding of the genetic makeup of our bodies and the diseases that affect us. Moderna delivered disappointing share price returns over the past year, but we are excited by the potential for its mRNA technology to deliver effective drugs quickly and with high success rates.
We don’t know how AI will deploy, but we think it will play a large role in society over the next decade. Our long-standing holding in NVIDIA, the graphics processing unit (GPU) chip maker, has delivered strong returns. We think there is a lot more to come from this key infrastructure provider. We’re seeing bold moves from our other holdings. The e-commerce platform Shopify has pivoted its investment plans towards AI as it prioritizes its spending. The education business Duolingo is aiming for human-tutor equivalence within five years based on its progress in building AI into its tools.
The change in operating backdrop has proved challenging for some. We sold our holding in First Republic Bank as its depositors lost confidence and withdrew their funds. We remain alert to potential emerging financial stress and are nimble enough to react. Most of our holdings operate from conservative financing positions—some, like the home furnishings business Wayfair and the communications platform Twilio, have trimmed their cost bases to improve their resilience.
We are confident that our holdings have the capacity to deliver substantial growth. With the breadth of disruption spreading and greater differentiation among businesses, this is an exciting time for long-term investors.
4

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	49	18,636	Employs proprietary fundamental research and a rigorous valuation discipline in an effort to invest in high-quality, large-cap, sustainable-growth companies. The investment approach is based on the belief that stock prices often overreact to short-term trends and that bottom-up, intensive research focused on longer-term fundamentals can be used to identify stocks that will outperform the market over time.
Jennison Associates LLC	31	11,457	Uses a research-driven, bottom-up fundamental investment approach to identify and invest in companies with sustainable competitive advantages that we believe can create long-term growth in economic value and generate superior returns for shareholders.
Baillie Gifford Overseas Ltd.	19	7,333	Uses an active, bottom-up approach to identify exceptional growth companies and own them for long periods. Such companies have special cultures, address large market opportunities, and enjoy sustainable competitive advantages. This approach is based on the belief that these factors drive long-term returns, and a long investment horizon enables the inherent asymmetry of equity market returns to be captured.
Cash Investments	1	467	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
U.S. Growth Fund
Investor Shares	$1,000.00	$1,227.30	$1.68
Admiral™ Shares	1,000.00	1,227.90	1.12
Based on Hypothetical 5% Yearly Return
U.S. Growth Fund
Investor Shares	$1,000.00	$1,023.69	$1.53
Admiral Shares	1,000.00	1,024.20	1.02
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

U.S. Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
U.S. Growth Fund Investor Shares	20.19%	10.19%	13.67%	$36,026
Russell 1000 Growth Index	21.94	13.81	15.63	42,713
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	31,461

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
U.S. Growth Fund Admiral Shares	20.30%	10.29%	13.80%	$182,192
Russell 1000 Growth Index	21.94	13.81	15.63	213,567
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	157,306
See Financial Highlights for dividend and capital gains information.
8

U.S. Growth Fund
Fund Allocation
As of August 31, 2023
Communication Services	13.4%
Consumer Discretionary	19.5
Consumer Staples	1.7
Energy	0.4
Financials	10.4
Health Care	11.0
Industrials	4.0
Information Technology	37.5
Materials	0.1
Real Estate	2.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

U.S. Growth Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.3%)
Communication Services (13.0%)
*	Alphabet Inc. Class C	12,342,047	1,695,180
*	Meta Platforms Inc. Class A	3,699,823	1,094,741
*	Trade Desk Inc. Class A	8,924,068	714,193
*	Netflix Inc.	1,254,649	544,116
*	Alphabet Inc. Class A	2,470,423	336,398
*	ZoomInfo Technologies Inc.	8,838,619	159,272
*	Roku Inc.	1,556,488	126,387
*	Pinterest Inc. Class A	4,064,136	111,723
*	Roblox Corp. Class A	3,643,814	103,083
*	Snap Inc. Class A	5,060,705	52,378
			4,937,471
Consumer Discretionary (18.9%)
*	Amazon.com Inc.	19,946,503	2,752,817
*	Tesla Inc.	4,118,517	1,062,907
*	MercadoLibre Inc.	303,970	417,156
*	Airbnb Inc. Class A	2,849,902	374,905
*	Lululemon Athletica Inc.	798,643	304,491
	LVMH Moet Hennessy Louis Vuitton SE	310,336	262,438
	TJX Cos. Inc.	2,746,416	253,988
*	DoorDash Inc. Class A	2,938,268	247,196
*	Duolingo Inc.	1,339,382	197,103
	Hilton Worldwide Holdings Inc.	1,235,140	183,604
	NIKE Inc. Class B	1,518,099	154,406
*	Wayfair Inc. Class A	2,230,483	154,149
	Marriott International Inc. Class A	582,585	118,562
	Home Depot Inc.	337,294	111,408
*	Chipotle Mexican Grill Inc.	50,185	96,688
*	Chewy Inc. Class A	3,835,660	91,979
*,1	Mobileye Global Inc. Class A	2,554,460	90,709
*	Sweetgreen Inc. Class A	5,895,814	84,664
*	Coursera Inc.	4,859,454	84,506
*	Ulta Beauty Inc.	90,184	37,429
*	Rivian Automotive Inc. Class A	1,612,154	36,644
*	Chegg Inc.	3,068,126	31,326
			7,149,075
		Shares	Market Value• ($000)
Consumer Staples (1.7%)
	Costco Wholesale Corp.	427,432	234,780
	Constellation Brands Inc. Class A	688,741	179,458
	L'Oreal SA (XPAR)	253,303	111,259
	Estee Lauder Cos. Inc. Class A	486,315	78,068
*,1	Oddity Tech Ltd. Class A	711,552	29,594
			633,159
Energy (0.4%)
	Schlumberger NV	2,302,581	135,760
Financials (10.1%)
	Mastercard Inc. Class A	2,834,539	1,169,644
	Visa Inc. Class A	2,470,651	606,989
*	FleetCor Technologies Inc.	1,188,547	322,964
	S&P Global Inc.	696,710	272,316
	Progressive Corp.	1,838,037	245,323
	American Express Co.	1,288,004	203,492
	Blackstone Inc.	1,859,260	197,769
	MSCI Inc.	353,620	192,235
	Global Payments Inc.	1,406,829	178,231
	Marsh & McLennan Cos. Inc.	852,378	166,205
	Ares Management Corp. Class A	959,939	99,296
*,1	Affirm Holdings Inc.	3,158,994	65,739
	MarketAxess Holdings Inc.	186,261	44,876
*,1	Lemonade Inc.	2,076,619	28,574
*,2	Adyen NV	30,328	25,325
			3,818,978
Health Care (10.7%)
	Eli Lilly & Co.	1,128,857	625,613
	UnitedHealth Group Inc.	1,195,655	569,825
*	Moderna Inc.	2,741,956	310,033
	Zoetis Inc.	1,402,180	267,129
	Novo Nordisk A/S ADR	1,309,262	243,025
*	Vertex Pharmaceuticals Inc.	661,374	230,383
	Danaher Corp.	782,411	207,339
*	Intuitive Surgical Inc.	646,241	202,067
*	Alnylam Pharmaceuticals Inc.	965,767	191,048
*	Boston Scientific Corp.	3,261,129	175,905
	Stryker Corp.	569,393	161,451
	AstraZeneca plc ADR	2,263,208	153,491
*	Align Technology Inc.	334,982	123,990
10

U.S. Growth Fund
		Shares	Market Value• ($000)
*	Illumina Inc.	668,388	110,431
*	Penumbra Inc.	329,601	87,179
*	Denali Therapeutics Inc.	3,654,850	84,391
*	Mettler-Toledo International Inc.	64,163	77,861
*	10X Genomics Inc. Class A	1,351,761	70,089
*	Doximity Inc. Class A	2,291,617	54,632
*	Insulet Corp.	236,383	45,317
*	Novocure Ltd.	1,820,759	40,166
*	Recursion Pharmaceuticals Inc. Class A	3,591,730	31,248
*,1	Sana Biotechnology Inc.	1,840,066	9,844
*,3	ABIOMED Inc. CVR	718,252	733
			4,073,190
Industrials (3.9%)
*	Uber Technologies Inc.	11,585,330	547,175
	TransUnion	3,183,559	258,569
	Watsco Inc.	609,713	222,271
*	Copart Inc.	3,490,733	156,490
	General Dynamics Corp.	573,439	129,964
	Airbus SE ADR	3,127,361	114,680
	IDEX Corp.	204,672	46,338
			1,475,487
Information Technology (36.5%)
	Microsoft Corp.	9,310,355	3,051,562
	Apple Inc.	14,664,254	2,754,973
	NVIDIA Corp.	5,493,123	2,711,131
*	Shopify Inc. Class A (XTSE)	9,912,562	659,086
*	Adobe Inc.	767,980	429,562
*	Salesforce Inc.	1,556,449	344,691
*	Advanced Micro Devices Inc.	2,974,278	314,441
*	Cadence Design Systems Inc.	1,227,287	295,089
*	Snowflake Inc. Class A	1,751,890	274,784
*	Workday Inc. Class A	979,350	239,451
*	ServiceNow Inc.	370,714	218,288
	Monolithic Power Systems Inc.	390,617	203,594
*	Atlassian Corp. Ltd. Class A	989,422	201,901
*	Cloudflare Inc. Class A	3,101,025	201,660
	Microchip Technology Inc.	2,265,365	185,398
*	MongoDB Inc.	470,965	179,579
	Intuit Inc.	301,379	163,290
	ASML Holding NV GDR (Registered)	236,711	156,355
	Broadcom Inc.	166,277	153,455
*	Datadog Inc. Class A	1,536,431	148,235
*	Okta Inc.	1,677,562	140,093
*	Twilio Inc. Class A	1,944,690	123,896
*	HubSpot Inc.	211,101	115,371
*	ANSYS Inc.	353,305	112,658
*	Zoom Video Communications Inc. Class A	1,326,918	94,251
*	Crowdstrike Holdings Inc. Class A	526,059	85,763
*	HashiCorp Inc. Class A	2,829,400	82,505
*	VeriSign Inc.	349,638	72,651
	Micron Technology Inc.	816,805	57,127
*	Samsara Inc. Class A	1,999,522	54,707
		Shares	Market Value• ($000)
*	Sprout Social Inc. Class A	211,329	11,315
			13,836,862
Materials (0.1%)
*,1	Ginkgo Bioworks Holdings Inc.	18,631,948	43,599
Real Estate (2.0%)
*	CoStar Group Inc.	3,223,352	264,283
	American Tower Corp.	887,345	160,893
	Equinix Inc.	196,009	153,157
	Welltower Inc.	1,639,378	135,872
*	Redfin Corp.	4,175,587	39,752
			753,957
Total Common Stocks (Cost $22,596,302)			36,857,538
Preferred Stock (0.1%)
[2]	Dr. Ing Hc F Porsche AG (Cost $45,922)	567,894	62,633
Temporary Cash Investments (3.0%)
Money Market Fund (1.8%)
[4,5]	Vanguard Market Liquidity Fund, 5.384%	6,756,869	675,619
		Face Amount ($000)
Repurchase Agreements (1.2%)
	Bank of America Securities, LLC 5.300%, 9/1/23 (Dated 8/31/23, Repurchase Value $218,632,000, collateralized by United States Treasury Note/Bond 0.625%–4.125%, 9/30/27–12/31/27, with a value of $222,972,000)	218,600	218,600

11

U.S. Growth Fund
	Face Amount ($000)	Market Value• ($000)
Societe Generale 5.280%, 9/1/23 (Dated 8/31/23, Repurchase Value $227,633,000, collateralized by Ginnie Mae 6.500%, 12/20/52, with a value of $232,152,000)	227,600	227,600
		446,200
Total Temporary Cash Investments (Cost $1,121,706)		1,121,819
Total Investments (100.4%) (Cost $23,763,930)		38,041,990
Other Assets and Liabilities—Net (-0.4%)		(149,068)
Net Assets (100%)		37,892,922
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $94,388,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, the aggregate value was $87,958,000, representing 0.2% of net assets.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $106,692,000 was received for securities on loan.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
GDR—Global Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2023	1,831	413,440	5,166
E-mini S&P Mid-Cap 400 Index	September 2023	222	58,801	1,798
				6,964

See accompanying Notes, which are an integral part of the Financial Statements.
12

U.S. Growth Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $23,088,424)	37,366,371
Affiliated Issuers (Cost $675,506)	675,619
Total Investments in Securities	38,041,990
Investment in Vanguard	1,288
Cash	8,112
Cash Collateral Pledged—Futures Contracts	24,446
Foreign Currency, at Value (Cost $646)	640
Receivables for Investment Securities Sold	264
Receivables for Accrued Income	18,683
Receivables for Capital Shares Issued	7,052
Total Assets	38,102,475
Liabilities
Payables for Investment Securities Purchased	65,985
Collateral for Securities on Loan	106,692
Payables to Investment Advisor	8,206
Payables for Capital Shares Redeemed	25,300
Payables to Vanguard	2,571
Variation Margin Payable—Futures Contracts	799
Total Liabilities	209,553
Net Assets	37,892,922
1 Includes $94,388,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	24,715,984
Total Distributable Earnings (Loss)	13,176,938
Net Assets	37,892,922

Investor Shares—Net Assets
Applicable to 166,836,878 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,709,894
Net Asset Value Per Share—Investor Shares	$52.21

Admiral Shares—Net Assets
Applicable to 215,675,648 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	29,183,028
Net Asset Value Per Share—Admiral Shares	$135.31

See accompanying Notes, which are an integral part of the Financial Statements.
13

U.S. Growth Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	190,310
Interest[2]	36,000
Securities Lending—Net	3,803
Total Income	230,113
Expenses
Investment Advisory Fees—Note B
Basic Fee	46,011
Performance Adjustment	(22,067)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	17,116
Management and Administrative—Admiral Shares	31,578
Marketing and Distribution—Investor Shares	431
Marketing and Distribution—Admiral Shares	1,291
Custodian Fees	170
Auditing Fees	47
Shareholders’ Reports—Investor Shares	198
Shareholders’ Reports—Admiral Shares	194
Trustees’ Fees and Expenses	18
Other Expenses	157
Total Expenses	75,144
Expenses Paid Indirectly	(280)
Net Expenses	74,864
Net Investment Income	155,249
Realized Net Gain (Loss)
Investment Securities Sold[2]	(432,202)
Futures Contracts	32,003
Foreign Currencies	(751)
Realized Net Gain (Loss)	(400,950)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	6,808,857
Futures Contracts	18,828
Foreign Currencies	91
Change in Unrealized Appreciation (Depreciation)	6,827,776
Net Increase (Decrease) in Net Assets Resulting from Operations	6,582,075
1	Dividends are net of foreign withholding taxes of $594,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $22,903,000, $51,000, $2,000, and $9,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
14

U.S. Growth Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	155,249	91,273
Realized Net Gain (Loss)	(400,950)	(336,634)
Change in Unrealized Appreciation (Depreciation)	6,827,776	(18,791,793)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,582,075	(19,037,154)
Distributions
Investor Shares	(25,805)	(1,376,782)
Admiral Shares	(113,199)	(4,883,411)
Total Distributions	(139,004)	(6,260,193)
Capital Share Transactions
Investor Shares	(711,024)	131,521
Admiral Shares	(2,320,731)	4,702,896
Net Increase (Decrease) from Capital Share Transactions	(3,031,755)	4,834,417
Total Increase (Decrease)	3,411,316	(20,462,930)
Net Assets
Beginning of Period	34,481,606	54,944,536
End of Period	37,892,922	34,481,606

See accompanying Notes, which are an integral part of the Financial Statements.
15

U.S. Growth Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$43.59	$76.41	$62.28	$41.02	$43.31
Investment Operations
Net Investment Income (Loss)[1]	.169	.074	(.013)	.113	.176
Net Realized and Unrealized Gain (Loss) on Investments	8.595	(24.184)	16.700	22.856	.771
Total from Investment Operations	8.764	(24.110)	16.687	22.969	.947
Distributions
Dividends from Net Investment Income	(.144)	(.001)	(.019)	(.119)	(.132)
Distributions from Realized Capital Gains	—	(8.709)	(2.538)	(1.590)	(3.105)
Total Distributions	(.144)	(8.710)	(2.557)	(1.709)	(3.237)
Net Asset Value, End of Period	$52.21	$43.59	$76.41	$62.28	$41.02
Total Return[2]	20.19%	-35.32%	27.52%	58.01%	3.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,710	$7,935	$13,405	$12,410	$8,819
Ratio of Total Expenses to Average Net Assets[3]	0.30%[4]	0.33%[4]	0.38%	0.38%	0.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.38%	0.13%	(0.02%)	0.25%	0.44%
Portfolio Turnover Rate	37%	23%	41%	38%	41%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.02%), 0.03%, 0.02%, and 0.01%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.30% and 0.33%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
16

U.S. Growth Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$112.99	$198.03	$161.42	$106.30	$112.28
Investment Operations
Net Investment Income[1]	.552	.338	.138	.410	.572
Net Realized and Unrealized Gain (Loss) on Investments	22.260	(62.667)	43.277	59.231	1.963
Total from Investment Operations	22.812	(62.329)	43.415	59.641	2.535
Distributions
Dividends from Net Investment Income	(.492)	(.135)	(.224)	(.401)	(.464)
Distributions from Realized Capital Gains	—	(22.576)	(6.581)	(4.120)	(8.051)
Total Distributions	(.492)	(22.711)	(6.805)	(4.521)	(8.515)
Net Asset Value, End of Period	$135.31	$112.99	$198.03	$161.42	$106.30
Total Return[2]	20.30%	-35.26%	27.64%	58.17%	3.80%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,183	$26,547	$41,539	$27,860	$17,060
Ratio of Total Expenses to Average Net Assets[3]	0.20%[4]	0.23%[4]	0.28%	0.28%	0.28%
Ratio of Net Investment Income to Average Net Assets	0.48%	0.23%	0.08%	0.35%	0.55%
Portfolio Turnover Rate	37%	23%	41%	38%	41%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.02%), 0.03%, 0.02%, and 0.01%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.20% and 0.23%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
17

U.S. Growth Fund
Notes to Financial Statements
Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
18

U.S. Growth Fund
4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities
19

U.S. Growth Fund
for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of
20

U.S. Growth Fund
proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Wellington Management Company llp, Jennison Associates LLC, and Baillie Gifford Overseas Ltd., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and Jennison Associates LLC are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.
Until May 2023, Vanguard provided investment advisory services to a portion of the fund. The fund paid Vanguard advisory fees of $1,205,000 for the year ended August 31, 2023. Vanguard manages the cash reserves of the fund as described below.
For the year ended August 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a net decrease of $22,067,000 (0.06%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $1,288,000, representing less than 0.01% of the fund’s net assets and 0.52% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2023, these arrangements reduced the fund’s expenses by $280,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
21

U.S. Growth Fund
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	36,457,783	399,022	733	36,857,538
Preferred Stock	—	62,633	—	62,633
Temporary Cash Investments	675,619	446,200	—	1,121,819
Total	37,133,402	907,855	733	38,041,990
Derivative Financial Instruments
Assets
Futures Contracts[1]	6,964	—	—	6,964
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
22

U.S. Growth Fund
Amount ($000)
Undistributed Ordinary Income	97,182
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	13,952,981
Capital Loss Carryforwards	(873,225)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	13,176,938
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	139,004	1,153,596
Long-Term Capital Gains	—	5,106,597
Total	139,004	6,260,193
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	24,089,016
Gross Unrealized Appreciation	17,537,317
Gross Unrealized Depreciation	(3,584,343)
Net Unrealized Appreciation (Depreciation)	13,952,974
G.	During the year ended August 31, 2023, the fund purchased $12,504,343,000 of investment securities and sold $15,358,338,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $24,103,000 and sales were $11,400,000, resulting in net realized loss of $816,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
23

U.S. Growth Fund
H.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	592,236	13,160	1,523,268	28,740
Issued in Lieu of Cash Distributions	25,011	599	1,326,967	20,374
Redeemed	(1,328,271)	(28,956)	(2,718,714)	(42,517)
Net Increase (Decrease)—Investor Shares	(711,024)	(15,197)	131,521	6,597
Admiral Shares
Issued	2,081,981	17,879	5,943,274	38,050
Issued in Lieu of Cash Distributions	105,916	980	4,578,807	27,142
Redeemed	(4,508,628)	(38,120)	(5,819,185)	(40,021)
Net Increase (Decrease)—Admiral Shares	(2,320,731)	(19,261)	4,702,896	25,171
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
24

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard U.S. Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard U.S. Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
25

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $139,006,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $5,121,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
26

Trustees Approve Advisory Arrangement
At its March 2023 meeting, the board of trustees of Vanguard U.S. Growth Fund renewed the fund’s investment advisory arrangement with the Vanguard Group Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
At its May 2023 meeting, the board approved restructuring the fund’s investment team by removing Vanguard, through its Quantitative Equity Group, as an investment advisor to the fund. The board determined that Vanguard’s termination was in the best interests of the fund and its shareholders. Jennison Associates LLC (Jennison), Wellington Management Company llp (Wellington Management), and Baillie Gifford Overseas Ltd. (Baillie Gifford) continue to serve as advisors to the fund.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisors.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor.
The board considered that Vanguard has been managing investments for more than four decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2019.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.
27

Investment performance
The board considered the performance of Vanguard’s subportfolio since its inception in 2019, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. At the March 2023 meeting, the board concluded that the performance was such that the advisory arrangement with Vanguard should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rate was also below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.
The board will consider whether to renew the advisory arrangements with Jennison, Wellington Management, or Baillie Gifford again after a one-year period.
28

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard U.S. Growth Fund's Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
29

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q230 102023

Annual Report   |   August 31, 2023
Vanguard International Growth Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Liquidity Risk Management	29
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, Vanguard International Growth Fund returned 9.82% for Investor Shares and 9.92% for Admiral Shares, lagging the 11.89% return of the benchmark index.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of tight labor markets. While aggressive interest rate hikes by many major central banks fanned fears of recession, the global economy proved more resilient than expected.
•	Relative to the benchmark, the fund’s stock selection in information technology, communication services, and consumer staples contributed to outperformance. However, it wasn’t enough to offset the lagging performance of the fund’s stock selection in health care, financials, and industrials.
•	By region, the fund’s overweighting in the U.S. relative to the benchmark boosted performance, while the fund’s stock selection in Japan, Europe, and China hindered relative returns.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

Advisors’ Report
For the 12 months ended August 31, 2023, Vanguard International Growth Fund returned 9.82% for Investor Shares and 9.92% for Admiral Shares, lagging the 11.89% return of its benchmark index. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for advisors to have different views about individual securities or the broader investment environment.
The table on page 5 presents the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on September 8, 2023.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Thomas Coutts, Partner of Baillie Gifford & Co., Chair of International Growth
Lawrence Burns, Partner of Baillie Gifford & Co., Deputy Chair of International Growth
International stock markets have performed well despite the ongoing war in Ukraine and acute geopolitical tension between China and the United States. Consumer behavior is returning toward normal, supply chain disruption is easing, and inflation has fallen back toward a tolerable level. The likely peaking of interest rates is a welcome relief for our portfolio of high-growth companies, which suffered a period of sustained pressure on their valuations as discount rates rose and have performed poorly as a result.
We have stuck to a consistent investment philosophy through the ups and downs of recent years. We look for companies that have big opportunities and use strong culture and leadership to convert their potential into profitable growth. We know that superior earnings growth drives long-term returns. These returns are typically skewed toward a small number of companies. We therefore run a concentrated portfolio with low turnover.
We are paying close attention to the resilience of our holdings in this period of tighter financial conditions. We are encouraged by their profitability and balance sheets that are far stronger than average. The companies themselves have been adapting to changing circumstances, often prioritizing current profitability over future growth. This has been most obvious among consumer internet businesses such as Spotify, Ocado, Zalando, and HelloFresh. In discussions with these companies’ management teams, we have encouraged them to keep a long-term focus and invest for future growth.
The emergence of China has been a dominant factor in international investing over the last 20 years. We have sought to capitalize on it primarily by investing in the country’s vibrant technology sector. We

2

have been concerned by the harsh and unpredictable change in the Chinese government’s attitude toward its leading tech companies since 2020. The heightening of great power competition with the United States, particularly as it has played out through restrictions on access to technology, is a further worry. To moderate this risk, we have reduced our exposure to Chinese holdings by one-third in the last year, through reductions in Alibaba and Tencent and a complete sale of Ping An Insurance. We retain stakes in a handful of the most distinctive growth companies, such as Meituan, Pinduoduo, and WuXi Biologics, and we are maintaining an active research presence in China.
It now seems normal to expect shocks that make investing in growth equities uncomfortable. But in an age of transformation, it matters more than ever that investors are exposed to the companies shaping the future. We are particularly optimistic about the potential for substantial growth and profit from three deeply established transformations: the wide deployment of computing power and artificial intelligence (AI), the transition of energy sources from fossil fuels toward renewables, and the genetic revolution in health care.
Our portfolio has long had considerable exposure to the “picks and shovels” of AI through the semiconductor titans ASML and TSMC. This year we have broadened it with new purchases of Nvidia, Mobileye, and VAT Group. In health care we maintain large positions in Moderna and Genmab and have increased our holding in Argenx.
Our enthusiasm for the opportunities in the energy transition is reflected in holdings such as Tesla, NIO, Vestas, and Umicore. To this group we have added new investments in Prysmian, SolarEdge, and Ganfeng Lithium. We funded these additions primarily by reducing large holdings such as Ferrari and MercadoLibre after they performed strongly.
Schroder Investment Management North America Inc.
Portfolio Managers:
James Gautrey, CFA
Simon Webber, CFA
International equities posted solid gains over the 12 months as a successful “soft landing” for inflation and the economy became a more likely outcome. China’s equity market was initially boosted by the relaxation of its zero-COVID policy before weakening in 2023 as the property sector downturn took its toll on confidence. European equities advanced strongly as worries over winter gas shortages were eased with storage facilities close to capacity after a ramp-up in imports and lower demand amid mild weather and energy-saving measures. Shares in Japan also rose solidly, reaching a 33-year high amid a renewed corporate focus on productivity and profitability. Central banks across the globe remained vigilant in tightening monetary conditions as inflationary pressures cooled off but remained persistent.
3

The industrial sector was a standout performer amid the cyclical optimism and was further supported by resilient growth in capital expenditures. The technology sector was also particularly strong amid investor enthusiasm around artificial intelligence. Defensive sectors such as utilities and consumer staples were among the laggards, while the financial sector saw significant volatility following the collapse of several regional banks in the U.S. and Credit Suisse in Switzerland, though banks in most regions generally benefited from higher interest rates.
Schneider Electric was among the best performing stocks in the portfolio as the energy efficiency and digital automation company continued to execute well and capitalize on the major growth opportunity presented by electrification of the global economy. The company has seen its market share expand as it is able to offer a complete selection of energy management solutions to customers.
Our position in Roche was a significant detractor following disappointments in its Alzheimer’s trial and developmental immuno-oncology treatments last year. The company is also seeing some downward pressure on its diagnostics business, which had previously seen a sizable bump during COVID. Despite the setbacks, which are always possible when developing innovative new medicines, we believe the market underestimates Roche’s broader pipeline in areas such as multiple sclerosis and obesity and the company’s ability to offset the erosion from biosimilars on three of its key oncology treatments.
Health care stocks remain a significant overweight in the portfolio, and we expect the sector to perform well as we go through the slowdown phase of the economic cycle. We added a new position in Novo Nordisk, one of the two global leaders in medicines to treat diabetes. The diabetes market itself is large and growing, with the latest glucagon-like peptide-1 (GLP-1) treatments offering significant benefits over insulin and other drugs. However, GLP-1 has also been shown to have very significant applications for the treatment of obesity, opening a huge adjacent market for the company. While the shares have performed well, we expect adoption of Novo’s GLP-1 product, Wegovy, to grow faster than expected.
Tighter financial conditions are beginning to put pressure on consumer purchasing power while earnings have already begun to slow. We are likely to come under further pressure as costs remain elevated while economic growth subsides in the second half of 2023. At the stock level, we continue to emphasize dependable growth, durable competitive advantage, and balance sheet strength, which we expect to be rewarded during periods of elevated risk.
4

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	68	29,525	The advisor seeks stocks that can generate above-average growth in earnings and cash flow, producing a bottom-up, stock-driven approach to country and asset allocation. An in-depth view on each company is measured against the consensus view, leading to discrepancies and potential opportunities to add value.
Schroder Investment Management North America Inc.	31	13,530	Equity analysts located around the world and an international team of global sector specialists help to identify reasonably priced companies with strong growth prospects and a sustainable competitive advantage.
Cash Investments	1	478	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
International Growth Fund
Investor Shares	$1,000.00	$1,031.00	$1.95
Admiral™ Shares	1,000.00	1,031.30	1.38
Based on Hypothetical 5% Yearly Return
International Growth Fund
Investor Shares	$1,000.00	$1,023.29	$1.94
Admiral Shares	1,000.00	1,023.84	1.38
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

International Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Growth Fund Investor Shares	9.82%	5.82%	8.11%	$21,814
MSCI All Country World Index ex USA Net	11.89	3.33	4.38	15,350

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
International Growth Fund Admiral Shares	9.92%	5.93%	8.24%	$110,395
MSCI All Country World Index ex USA Net	11.89	3.33	4.38	76,749
See Financial Highlights for dividend and capital gains information.
8

International Growth Fund
Fund Allocation
As of August 31, 2023
United States	15.6%
China	10.5
Netherlands	9.0
United Kingdom	7.9
Japan	7.4
France	7.2
Germany	6.4
Sweden	5.2
Denmark	4.9
Belgium	4.1
Switzerland	3.3
Taiwan	3.0
Italy	2.9
Hong Kong	2.1
South Korea	1.9
India	1.8
Brazil	1.4
Spain	1.0
Other	4.4
The table reflects the fund’s investments, except for short-term investments and derivatives.
9

International Growth Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.8%)
Australia (0.9%)
	WiseTech Global Ltd.	8,981,963	402,920
Austria (0.4%)
	Erste Group Bank AG	5,202,412	185,590
Belgium (4.1%)
*	Argenx SE	2,579,297	1,296,314
	Umicore SA	12,319,461	326,444
	UCB SA	1,575,407	141,310
			1,764,068
Brazil (1.4%)
*	NU Holdings Ltd. Class A	51,727,593	354,334
	B3 SA - Brasil Bolsa Balcao	54,611,441	142,593
	Raia Drogasil SA	21,209,451	117,696
			614,623
Canada (0.8%)
	Toronto-Dominion Bank	3,336,894	203,543
	Canadian National Railway Co.	1,438,586	162,043
			365,586
China (10.3%)
	Tencent Holdings Ltd.	31,231,200	1,294,232
*,1	Meituan Class B	47,849,968	791,877
*	PDD Holdings Inc. ADR	4,875,928	482,571
*	Alibaba Group Holding Ltd.	39,236,432	455,384
*,2	NIO Inc. ADR	38,610,070	396,525
*	Baidu Inc. ADR	1,951,652	278,754
*,1	Wuxi Biologics Cayman Inc.	39,421,000	222,240
	Shenzhen Inovance Technology Co. Ltd. Class A	14,662,314	137,431
*	Contemporary Amperex Technology Co. Ltd. Class A	3,934,959	127,599
[1]	Ganfeng Lithium Co. Ltd. Class H	18,796,200	89,782
		Shares	Market Value• ($000)
*	Full Truck Alliance Co. Ltd. ADR	12,227,700	81,926
	JD.com Inc. Class A	4,777,289	79,342
*	BYD Co. Ltd. Class H	2,021,500	63,497
			4,501,160
Denmark (4.8%)
*	Genmab A/S	2,449,802	938,606
*	Vestas Wind Systems A/S	29,436,532	680,134
	Novo Nordisk A/S Class B	1,692,084	312,111
*	Ambu A/S Class B	13,769,955	166,401
			2,097,252
France (7.1%)
	Kering SA	2,161,368	1,155,749
	L'Oreal SA (XPAR)	1,564,175	687,036
	Schneider Electric SE	2,378,550	407,703
	Sanofi	2,518,315	268,211
	TotalEnergies SE	2,736,293	171,645
	EssilorLuxottica SA	808,714	152,003
	Carrefour SA	6,843,390	130,803
	Legrand SA	1,155,671	113,856
			3,087,006
Germany (4.7%)
*,1	Zalando SE	12,213,116	379,651
*,1	Delivery Hero SE	9,609,839	350,544
*,3	HelloFresh SE	10,336,074	333,112
	SAP SE	2,227,763	310,783
	Bayerische Motoren Werke AG (XETR)	2,535,539	266,686
	Infineon Technologies AG	6,136,884	219,306
	Siemens AG (Registered)	1,138,442	171,029
*,2,3	Jumia Technologies AG ADR	6,724,836	20,645
			2,051,756
Hong Kong (2.1%)
	AIA Group Ltd.	69,844,800	631,974
	Hong Kong Exchanges & Clearing Ltd.	3,985,030	154,453
10

International Growth Fund
		Shares	Market Value• ($000)
	BOC Hong Kong Holdings Ltd.	42,037,000	116,791
			903,218
India (1.7%)
	HDFC Bank Ltd.	33,779,249	639,643
	Larsen & Toubro Ltd.	2,941,467	95,972
*,4,5	ANI Technologies Private Ltd. PP (Acquired 12/1/15, Cost $5,969)	166,185	18,759
			754,374
Indonesia (0.4%)
	Bank Central Asia Tbk PT	264,795,600	159,409
Israel (0.9%)
*,3	Wix.com Ltd.	4,006,720	395,744
Italy (2.9%)
	Ferrari NV	2,899,825	919,425
	FinecoBank Banca Fineco SpA	12,538,095	171,363
	Prysmian SpA	4,145,038	169,352
			1,260,140
Japan (7.3%)
	Nidec Corp.	10,240,000	532,833
	M3 Inc.	23,057,700	459,605
	SMC Corp.	849,200	412,814
	Mitsubishi UFJ Financial Group Inc.	39,392,500	314,261
	Sony Group Corp.	2,846,200	236,783
	Bridgestone Corp.	4,716,000	183,102
	KDDI Corp.	5,708,900	169,711
	Recruit Holdings Co. Ltd.	4,599,000	163,828
	Kubota Corp.	7,442,500	119,776
	Terumo Corp.	3,527,400	106,730
	SBI Holdings Inc.	4,470,400	91,245
	Murata Manufacturing Co. Ltd.	1,626,700	91,003
	Sekisui Chemical Co. Ltd.	5,604,800	85,963
	FUJIFILM Holdings Corp.	1,316,600	77,806
	Daikin Industries Ltd.	378,400	65,410
	MISUMI Group Inc.	2,549,100	44,404
			3,155,274
Netherlands (8.8%)
	ASML Holding NV	3,360,208	2,209,432
*,1	Adyen NV	1,032,211	861,919
	EXOR NV	7,791,309	689,508
	Universal Music Group NV	3,501,597	86,816
			3,847,675
Norway (0.7%)
	DNB Bank ASA	7,480,595	147,866
*,1,2	AutoStore Holdings Ltd.	85,404,717	145,800
			293,666
		Shares	Market Value• ($000)
Singapore (0.2%)
*	Sea Ltd. ADR	2,479,980	93,322
South Korea (1.9%)
	Samsung Electronics Co. Ltd. (XKRX)	7,534,894	381,086
*	Coupang Inc.	15,030,499	285,279
	Samsung SDI Co. Ltd. (XKRX)	336,872	156,242
			822,607
Spain (0.9%)
	Banco Bilbao Vizcaya Argentaria SA	27,532,523	217,229
	Iberdrola SA (XMAD)	15,969,777	189,445
			406,674
Sweden (5.1%)
*	Spotify Technology SA	8,166,108	1,257,336
	Atlas Copco AB Class A	47,384,892	626,486
*	Kinnevik AB Class B	15,093,719	177,234
	Svenska Handelsbanken AB Class A	14,784,512	123,363
	Nibe Industrier AB Class B	5,938,300	44,448
			2,228,867
Switzerland (3.2%)
	Roche Holding AG	1,094,929	321,349
[1]	VAT Group AG	638,714	255,260
	Lonza Group AG (Registered)	328,379	181,131
	Temenos AG (Registered)	2,177,560	172,585
	Alcon Inc.	2,002,961	167,166
	Cie Financiere Richemont SA Class A (Registered)	1,155,621	163,915
	Chocoladefabriken Lindt & Spruengli AG	11,249	134,457
			1,395,863
Taiwan (3.0%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	74,626,000	1,282,295
United Kingdom (7.8%)
*,3	Ocado Group plc	47,079,148	518,583
	Shell plc (XETR)	11,500,265	356,495
*	Wise plc Class A	34,223,559	277,022
*,3,4,5	Brandtech Group Class A1 PP (Acquired 9/23/15, Cost $44,800)	33,633,606	267,387
	AstraZeneca plc	1,902,412	255,537
	Unilever plc (XLON)	4,406,960	225,060
	Reckitt Benckiser Group plc	2,716,397	196,031
	Shell plc	5,620,152	174,082

11

International Growth Fund
		Shares	Market Value• ($000)
	RELX plc	4,823,424	157,218
	Burberry Group plc	5,465,301	150,895
	GSK plc	8,223,945	144,050
	Diageo plc	3,304,484	135,329
	National Grid plc	9,930,135	123,952
	Bunzl plc	3,079,316	110,267
	Rio Tinto plc	1,626,300	100,155
	Whitbread plc	2,154,152	93,692
	HSBC Holdings plc	12,268,371	90,506
			3,376,261
United States (15.4%)
*	MercadoLibre Inc.	1,885,026	2,586,934
*	Moderna Inc.	9,417,081	1,064,789
	NVIDIA Corp.	1,758,538	867,927
*	Tesla Inc.	2,765,637	713,756
*	Illumina Inc.	3,221,940	532,329
*	Elastic NV	4,896,014	302,965
*,2	Mobileye Global Inc. Class A	5,227,537	185,630
*	Booking Holdings Inc.	57,298	177,912
*	Lululemon Athletica Inc.	381,167	145,324
*	SolarEdge Technologies Inc.	514,395	83,625
*,2	Oatly Group AB ADR	22,087,214	27,167
			6,688,358
Total Common Stocks (Cost $32,026,745)			42,133,708
Preferred Stocks (1.5%)
	Sartorius AG	1,380,973	564,716
[1,2]	Dr. Ing Hc F Porsche AG	940,146	103,689
Total Preferred Stocks (Cost $887,517)			668,405
		Shares	Market Value• ($000)
Temporary Cash Investments (1.8%)
Money Market Fund (1.8%)
[6,7]	Vanguard Market Liquidity Fund, 5.384% (Cost $789,685)	7,898,237	789,745
Total Investments (100.1%) (Cost $33,703,947)			43,591,858
Other Assets and Liabilities—Net (-0.1%)			(58,374)
Net Assets (100%)			43,533,484
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, the aggregate value was $3,200,762,000, representing 7.4% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $106,722,000.
3	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4	Restricted securities totaling $286,146,000, representing 0.7% of net assets.
5	Security value determined using significant unobservable inputs.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	Collateral of $126,718,000 was received for securities on loan.
ADR—American Depositary Receipt.
PP—Private Placement.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	September 2023	3,400	358,581	(3,315)
MSCI Emerging Markets Index	September 2023	3,076	150,616	(2,769)
				(6,084)

See accompanying Notes, which are an integral part of the Financial Statements.
12

International Growth Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $31,585,446)	41,266,642
Affiliated Issuers (Cost $2,118,501)	2,325,216
Total Investments in Securities	43,591,858
Investment in Vanguard	1,556
Cash	10,143
Cash Collateral Pledged—Futures Contracts	15,289
Foreign Currency, at Value (Cost $23,105)	22,342
Receivables for Investment Securities Sold	35,368
Receivables for Accrued Income	100,789
Receivables for Capital Shares Issued	14,274
Other Assets	421
Total Assets	43,792,040
Liabilities
Payables for Investment Securities Purchased	66,005
Collateral for Securities on Loan	126,718
Payables to Investment Advisor	12,305
Payables for Capital Shares Redeemed	22,112
Payables to Vanguard	5,573
Variation Margin Payable—Futures Contracts	3,800
Deferred Foreign Capital Gains Taxes	22,043
Total Liabilities	258,556
Net Assets	43,533,484
1 Includes $106,722,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	33,104,084
Total Distributable Earnings (Loss)	10,429,400
Net Assets	43,533,484

Investor Shares—Net Assets
Applicable to 202,775,216 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,340,149
Net Asset Value Per Share—Investor Shares	$31.27

Admiral Shares—Net Assets
Applicable to 373,903,878 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	37,193,335
Net Asset Value Per Share—Admiral Shares	$99.47

See accompanying Notes, which are an integral part of the Financial Statements.
13

International Growth Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	491,042
Dividends—Affiliated Issuers[2]	7,552
Non-Cash Dividends	91,567
Interest—Unaffiliated Issuers	641
Interest—Affiliated Issuers	26,595
Securities Lending—Net	4,747
Total Income	622,144
Expenses
Investment Advisory Fees—Note B
Basic Fee	61,219
Performance Adjustment	4,978
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,438
Management and Administrative—Admiral Shares	50,169
Marketing and Distribution—Investor Shares	341
Marketing and Distribution—Admiral Shares	1,841
Custodian Fees	3,339
Auditing Fees	44
Shareholders’ Reports—Investor Shares	167
Shareholders’ Reports—Admiral Shares	366
Trustees’ Fees and Expenses	22
Other Expenses	4,307
Total Expenses	142,231
Net Investment Income	479,913
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	1
Investment Securities Sold—Unaffiliated Issuers	977,386
Investment Securities Sold—Affiliated Issuers	(255,029)
Futures Contracts	41,348
Foreign Currencies	677
Realized Net Gain (Loss)	764,383
14

International Growth Fund
Statement of Operations (continued)
Year Ended August 31, 2023
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	2,180,339
Investment Securities—Affiliated Issuers	581,215
Futures Contracts	2,309
Foreign Currencies	5,790
Change in Unrealized Appreciation (Depreciation)	2,769,653
Net Increase (Decrease) in Net Assets Resulting from Operations	4,013,949
1	Dividends include foreign tax reclaims of $19,179,000 and are net of foreign withholding taxes of $49,271,000.
2	Dividends are net of foreign withholding taxes of $3,236,000.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $11,953,000.

See accompanying Notes, which are an integral part of the Financial Statements.
15

International Growth Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	479,913	566,924
Realized Net Gain (Loss)	764,383	2,364,831
Change in Unrealized Appreciation (Depreciation)	2,769,653	(28,757,006)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,013,949	(25,825,251)
Distributions
Investor Shares	(395,795)	(1,151,429)
Admiral Shares	(2,317,351)	(7,014,600)
Total Distributions	(2,713,146)	(8,166,029)
Capital Share Transactions
Investor Shares	(97,479)	(158,025)
Admiral Shares	(347,462)	3,238,161
Net Increase (Decrease) from Capital Share Transactions	(444,941)	3,080,136
Total Increase (Decrease)	855,862	(30,911,144)
Net Assets
Beginning of Period	42,677,622	73,588,766
End of Period	43,533,484	42,677,622

See accompanying Notes, which are an integral part of the Financial Statements.
16

International Growth Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$30.33	$54.50	$42.94	$28.30	$31.23
Investment Operations
Net Investment Income[1]	.313	.362	.374	.238	.342
Net Realized and Unrealized Gain (Loss) on Investments	2.588	(18.463)	12.336	14.791	(1.941)
Total from Investment Operations	2.901	(18.101)	12.710	15.029	(1.599)
Distributions
Dividends from Net Investment Income	(.390)	(.407)	(.106)	(.389)	(.403)
Distributions from Realized Capital Gains	(1.571)	(5.662)	(1.044)	—	(.928)
Total Distributions	(1.961)	(6.069)	(1.150)	(.389)	(1.331)
Net Asset Value, End of Period	$31.27	$30.33	$54.50	$42.94	$28.30
Total Return[2]	9.82%	-36.53%	29.89%	53.60%	-4.58%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,340	$6,243	$11,247	$9,658	$7,056
Ratio of Total Expenses to Average Net Assets[3]	0.42%	0.45%[4]	0.43%	0.44%	0.43%
Ratio of Net Investment Income to Average Net Assets	1.02%	0.91%	0.75%	0.74%	1.23%
Portfolio Turnover Rate	14%	15%	25%	20%	13%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.04%, 0.03%, 0.04%, and 0.03%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.45%.

See accompanying Notes, which are an integral part of the Financial Statements.
17

International Growth Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$96.50	$173.47	$136.68	$90.05	$99.45
Investment Operations
Net Investment Income[1]	1.101	1.290	1.367	.863	1.203
Net Realized and Unrealized Gain (Loss) on Investments	8.228	(58.729)	39.246	47.105	(6.230)
Total from Investment Operations	9.329	(57.439)	40.613	47.968	(5.027)
Distributions
Dividends from Net Investment Income	(1.358)	(1.502)	(.497)	(1.338)	(1.418)
Distributions from Realized Capital Gains	(5.001)	(18.029)	(3.326)	—	(2.955)
Total Distributions	(6.359)	(19.531)	(3.823)	(1.338)	(4.373)
Net Asset Value, End of Period	$99.47	$96.50	$173.47	$136.68	$90.05
Total Return[2]	9.92%	-36.46%	30.01%	53.81%	-4.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,193	$36,435	$62,342	$46,906	$28,549
Ratio of Total Expenses to Average Net Assets[3]	0.31%	0.34%[4]	0.32%	0.33%	0.32%
Ratio of Net Investment Income to Average Net Assets	1.13%	1.02%	0.86%	0.83%	1.34%
Portfolio Turnover Rate	14%	15%	25%	20%	13%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.04%, 0.03%, 0.04%, and 0.03%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.34%.

See accompanying Notes, which are an integral part of the Financial Statements.
18

International Growth Fund
Notes to Financial Statements
Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
19

International Growth Fund
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of
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International Growth Fund
the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the
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International Growth Fund
advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended August 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a net increase of $4,978,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $1,556,000, representing less than 0.01% of the fund’s net assets and 0.62% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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International Growth Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	7,668,567	—	—	7,668,567
Common Stocks—Other	3,292,102	30,886,893	286,146	34,465,141
Preferred Stocks	—	668,405	—	668,405
Temporary Cash Investments	789,745	—	—	789,745
Total	11,750,414	31,555,298	286,146	43,591,858
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	6,084	—	—	6,084
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	27,577
Total Distributable Earnings (Loss)	(27,577)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
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International Growth Fund
Amount ($000)
Undistributed Ordinary Income	406,698
Undistributed Long-Term Gains	352,696
Net Unrealized Gains (Losses)	9,654,412
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	15,594
Total	10,429,400
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	573,470	1,220,131
Long-Term Capital Gains	2,139,676	6,945,898
Total	2,713,146	8,166,029
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	33,915,007
Gross Unrealized Appreciation	15,744,333
Gross Unrealized Depreciation	(6,067,482)
Net Unrealized Appreciation (Depreciation)	9,676,851
F.	During the year ended August 31, 2023, the fund purchased $5,811,820,000 of investment securities and sold $8,560,285,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	426,955	13,831	959,453	24,871
Issued in Lieu of Cash Distributions	380,809	12,647	1,096,647	25,374
Redeemed	(905,243)	(29,538)	(2,214,125)	(50,772)
Net Increase (Decrease)—Investor Shares	(97,479)	(3,060)	(158,025)	(527)
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International Growth Fund
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	4,499,299	46,038	7,087,254	55,305
Issued in Lieu of Cash Distributions	2,093,359	21,868	6,273,065	45,655
Redeemed	(6,940,120)	(71,557)	(10,122,158)	(82,784)
Net Increase (Decrease)—Admiral Shares	(347,462)	(3,651)	3,238,161	18,176
H.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Aug. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Aug. 31, 2023 Market Value ($000)
Brandtech Group Class A	273,441	—	—	—	(6,054)	—	—	267,387
Elastic NV	NA1	172,343	—	—	(57,310)	—	—	NA2
HelloFresh SE	246,784	—	—	—	86,328	—	—	333,112
Home24 SE	5,957	—	17,035	(76,677)	87,755	—	—	—
Jumia Technologies AG ADR	49,697	—	—	—	(29,052)	—	—	20,645
Meli Kaszek Pioneer Corp. Class A	18,753	—	19,462	615	94	—	—	—
Ocado Group plc	395,659	—	—	—	122,924	—	—	518,583
Umicore SA	476,466	—	86,814	(4,860)	(58,348)	7,552	—	NA2
Vanguard Market Liquidity Fund	669,750	NA3	NA3	145	(26)	26,595	1	789,745
Wix.com Ltd.	261,448	—	10,300	(26,319)	170,915	—	—	395,744
Zalando SE	338,543	—	74,948	(147,933)	263,989	—	—	NA2
Total	2,736,498	172,343	208,559	(255,029)	581,215	34,147	1	2,325,216
1	Not applicable—at August 31, 2022, the issuer was not an affiliated company of the fund.
2	Not applicable—at August 31, 2023, the security was still held, but the issuer was no longer an affiliated company of the fund.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
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International Growth Fund
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
26

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
27

Tax information (unaudited)
The fund hereby designates $434,291,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $6,960,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $2,151,090,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $622,689,000 and foreign taxes paid of $28,771,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard International Growth Fund's Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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Q810 102023

Annual Report   |   August 31, 2023
Vanguard FTSE Social Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	6
Trustees Approve Advisory Arrangement	25
Liquidity Risk Management	27
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, Vanguard FTSE Social Index Fund returned 16.74% for Admiral Shares and 16.71% for Institutional Shares. Those results were roughly in line with the 16.88% return of its expense-free benchmark.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks including the Federal Reserve fanned fears of recession, the economy proved more resilient than expected.
•	For the fund’s benchmark index, industry sector performance varied greatly over the period. Six sectors advanced roughly 10% or more. Technology was the standout, rising more than 30%. Industrials and basic materials were also high up on the leaderboard. Energy, real estate, and utilities, all of which represented small slices of the index, posted declines.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
FTSE Social Index Fund
Admiral™ Shares	$1,000.00	$1,162.70	$0.76
Institutional Shares	1,000.00	1,162.60	0.65
Based on Hypothetical 5% Yearly Return
FTSE Social Index Fund
Admiral Shares	$1,000.00	$1,024.50	$0.71
Institutional Shares	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Admiral Shares and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

FTSE Social Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $5,000,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
FTSE Social Index Fund Institutional Shares	16.71%	11.16%	13.24%	$17,330,395
FTSE4Good US Select Index	16.88	11.26	13.35	17,512,924
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	15,730,560

	One Year	Since Inception (2/7/2019)	Final Value of a $10,000 Investment
FTSE Social Index Fund Admiral Shares	16.74%	13.73%	$17,982
FTSE4Good US Select Index	16.88	13.87	18,083
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	12.82	17,339
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.
See Financial Highlights for dividend and capital gains information.
4

FTSE Social Index Fund
Fund Allocation
As of August 31, 2023
Basic Materials	1.6%
Consumer Discretionary	16.2
Consumer Staples	5.3
Energy	0.1
Financials	9.3
Health Care	14.1
Industrials	9.7
Real Estate	2.8
Technology	37.7
Telecommunications	2.8
Utilities	0.4
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
5

FTSE Social Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (1.6%)
	Linde plc	240,897	93,237
	Air Products and Chemicals Inc.	108,807	32,151
	Nucor Corp.	123,769	21,301
	Fastenal Co.	278,574	16,040
	Newmont Corp.	392,481	15,472
	LyondellBasell Industries NV Class A	126,620	12,506
	Albemarle Corp.	57,132	11,353
	International Flavors & Fragrances Inc.	124,482	8,770
	Steel Dynamics Inc.	78,300	8,346
	Avery Dennison Corp.	39,625	7,465
	CF Industries Holdings Inc.	95,239	7,340
	Mosaic Co.	161,800	6,286
	International Paper Co.	169,479	5,918
	FMC Corp.	61,480	5,301
	Westlake Corp.	15,800	2,069
			253,555
Consumer Discretionary (16.2%)
*	Amazon.com Inc.	4,425,040	610,700
*	Tesla Inc.	1,355,262	349,766
	Home Depot Inc.	497,471	164,315
	Costco Wholesale Corp.	217,545	119,493
	McDonald's Corp.	358,066	100,670
*	Netflix Inc.	215,503	93,459
*	Walt Disney Co.	897,704	75,120
	Lowe's Cos. Inc.	292,884	67,504
	NIKE Inc. Class B	584,602	59,460
*	Booking Holdings Inc.	18,281	56,763
	Starbucks Corp.	554,491	54,030
	TJX Cos. Inc.	566,228	52,365
*	Uber Technologies Inc.	953,995	45,057
	Activision Blizzard Inc.	382,318	35,169
*	MercadoLibre Inc.	22,664	31,103
	Target Corp.	225,796	28,574
*	O'Reilly Automotive Inc.	29,974	28,167
*	Airbnb Inc. Class A	199,000	26,178
*	Chipotle Mexican Grill Inc.	13,500	26,010
	Marriott International Inc. Class A	124,100	25,256
	Ford Motor Co.	1,928,486	23,393
*	AutoZone Inc.	9,004	22,792
*	Lululemon Athletica Inc.	54,711	20,859
	Ross Stores Inc.	165,329	20,139
		Shares	Market Value• ($000)
*	Copart Inc.	422,330	18,933
	Hilton Worldwide Holdings Inc.	125,510	18,657
	Estee Lauder Cos. Inc. Class A	113,202	18,172
	Yum! Brands Inc.	138,480	17,917
*	Trade Desk Inc. Class A	216,800	17,351
	Electronic Arts Inc.	134,997	16,197
	Dollar General Corp.	108,277	14,996
	Lennar Corp. Class A	121,744	14,498
*	Warner Bros Discovery Inc.	1,075,922	14,138
*	Aptiv plc	132,184	13,410
*	Dollar Tree Inc.	101,778	12,454
	Tractor Supply Co.	54,338	11,873
	eBay Inc.	261,465	11,708
*	Take-Two Interactive Software Inc.	80,484	11,445
*	Royal Caribbean Cruises Ltd.	114,210	11,300
	Genuine Parts Co.	68,464	10,525
*	Spotify Technology SA	68,313	10,518
*	Ulta Beauty Inc.	24,467	10,155
*	Coupang Inc.	535,000	10,154
*	NVR Inc.	1,437	9,164
	PulteGroup Inc.	108,080	8,869
	Garmin Ltd.	75,307	7,984
	Omnicom Group Inc.	96,088	7,784
*	Carnival Corp.	485,982	7,688
*	Expedia Group Inc.	70,069	7,595
	Best Buy Co. Inc.	94,965	7,260
	LKQ Corp.	130,074	6,833
	Pool Corp.	18,500	6,764
	Domino's Pizza Inc.	17,300	6,702
*	Live Nation Entertainment Inc.	76,324	6,452
*	Roblox Corp. Class A	224,175	6,342
*	CarMax Inc.	77,588	6,337
	Interpublic Group of Cos. Inc.	189,413	6,177
*	Rivian Automotive Inc. Class A	253,605	5,764
*	Burlington Stores Inc.	31,536	5,117
	Fox Corp. Class A	143,414	4,741
	BorgWarner Inc. (XNYS)	113,282	4,616
	Hasbro Inc.	63,340	4,560
	Aramark	122,019	4,537
	News Corp. Class A	206,400	4,436
*	Etsy Inc.	60,044	4,417
	Vail Resorts Inc.	19,500	4,413
6

FTSE Social Index Fund
		Shares	Market Value• ($000)
	Rollins Inc.	108,195	4,281
	Paramount Global Inc. Class B	281,407	4,246
	Bath & Body Works Inc.	111,680	4,118
	Lear Corp.	28,456	4,100
	Autoliv Inc.	41,945	4,094
	Gentex Corp.	117,010	3,822
	Whirlpool Corp.	26,588	3,721
	Delta Air Lines Inc.	78,621	3,371
	VF Corp.	170,397	3,367
	Southwest Airlines Co.	72,167	2,280
*,1	Lucid Group Inc.	360,673	2,265
*	United Airlines Holdings Inc.	40,051	1,995
	Advance Auto Parts Inc.	28,825	1,984
	Fox Corp. Class B	64,272	1,962
*	Liberty Media Corp. - Liberty SiriusXM Class C	73,000	1,784
[1]	Sirius XM Holdings Inc.	319,070	1,404
*	American Airlines Group Inc.	80,894	1,192
	News Corp. Class B	52,100	1,146
*	Liberty Media Corp.-Liberty SiriusXM Class A	38,000	913
	Lennar Corp. Class B	7,655	816
*	Phinia Inc.	22,656	630
			2,598,786
Consumer Staples (5.3%)
	Procter & Gamble Co.	1,155,634	178,360
	PepsiCo Inc.	676,605	120,382
	Coca-Cola Co.	1,910,565	114,309
	Mondelez International Inc. Class A	667,209	47,545
	CVS Health Corp.	629,737	41,040
	Colgate-Palmolive Co.	402,678	29,585
	McKesson Corp.	67,276	27,739
	Kimberly-Clark Corp.	165,642	21,340
	Archer-Daniels-Midland Co.	266,800	21,157
*	Monster Beverage Corp.	366,682	21,051
	General Mills Inc.	289,019	19,555
	Corteva Inc.	350,930	17,725
	Sysco Corp.	250,360	17,438
	Keurig Dr Pepper Inc.	469,626	15,803
	Hershey Co.	72,592	15,597
	Kroger Co.	321,742	14,926
	Cencora Inc.	80,974	14,250
	Kraft Heinz Co.	392,549	12,989
	Church & Dwight Co. Inc.	119,241	11,539
	McCormick & Co. Inc.	124,268	10,200
	Clorox Co.	61,341	9,597
	Walgreens Boots Alliance Inc.	349,868	8,855
	Bunge Ltd.	72,799	8,322
	Kellogg Co.	126,735	7,733
	J M Smucker Co.	50,284	7,289
	Tyson Foods Inc. Class A	135,407	7,213
	Conagra Brands Inc.	232,220	6,939
	Lamb Weston Holdings Inc.	71,058	6,922
	Coca-Cola Europacific Partners plc	99,200	6,360
	Hormel Foods Corp.	140,970	5,440
		Shares	Market Value• ($000)
	Campbell Soup Co.	94,548	3,943
			851,143
Energy (0.2%)
*	First Solar Inc.	51,900	9,815
*	Enphase Energy Inc.	64,892	8,211
*	SolarEdge Technologies Inc.	27,185	4,419
*,1	Plug Power Inc.	252,682	2,138
			24,583
Financials (9.3%)
	JPMorgan Chase & Co.	1,435,459	210,051
	Bank of America Corp.	3,422,123	98,112
	S&P Global Inc.	157,287	61,477
	Goldman Sachs Group Inc.	158,725	52,016
	BlackRock Inc.	73,040	51,167
	Morgan Stanley	590,807	50,307
	Marsh & McLennan Cos. Inc.	242,697	47,323
	Charles Schwab Corp.	728,988	43,120
	Chubb Ltd.	202,159	40,608
	Citigroup Inc.	956,945	39,512
	Progressive Corp.	286,769	38,275
	Blackstone Inc.	346,605	36,868
	CME Group Inc.	176,136	35,699
	Aon plc Class A (XNYS)	99,274	33,097
	Intercontinental Exchange Inc.	271,954	32,088
	US Bancorp	752,637	27,494
	Moody's Corp.	77,972	26,261
	Arthur J Gallagher & Co.	104,164	24,008
	PNC Financial Services Group Inc.	195,616	23,617
	Apollo Global Management Inc.	256,700	22,420
	Aflac Inc.	297,091	22,154
	American International Group Inc.	361,013	21,126
	MSCI Inc.	38,214	20,774
	KKR & Co. Inc.	322,699	20,269
	MetLife Inc.	318,426	20,169
	Truist Financial Corp.	652,715	19,940
	Travelers Cos. Inc.	113,633	18,321
	Ameriprise Financial Inc.	51,804	17,488
	Bank of New York Mellon Corp.	389,280	17,467
	Prudential Financial Inc.	179,073	16,953
	Allstate Corp.	129,422	13,953
*	Arch Capital Group Ltd.	174,642	13,423
	T Rowe Price Group Inc.	107,602	12,076
	State Street Corp.	162,830	11,193
	Discover Financial Services	123,669	11,139
	Willis Towers Watson plc	52,088	10,770
	Broadridge Financial Solutions Inc.	57,402	10,689
	Hartford Financial Services Group Inc.	148,524	10,667
	M&T Bank Corp.	81,049	10,135
	Raymond James Financial Inc.	95,539	9,992
*	Markel Group Inc.	6,542	9,675
	Principal Financial Group Inc.	117,947	9,166
	Fifth Third Bancorp	333,028	8,842
	LPL Financial Holdings Inc.	38,200	8,809

7

FTSE Social Index Fund
		Shares	Market Value• ($000)
	Nasdaq Inc.	167,563	8,794
	Brown & Brown Inc.	115,540	8,562
	Regions Financial Corp.	455,283	8,350
	FactSet Research Systems Inc.	18,857	8,229
	Huntington Bancshares Inc.	721,272	7,999
	Cincinnati Financial Corp.	74,856	7,919
	Cboe Global Markets Inc.	51,755	7,748
	Northern Trust Corp.	99,789	7,591
	Everest Group Ltd.	20,648	7,447
	Citizens Financial Group Inc.	234,969	6,610
	W R Berkley Corp.	103,747	6,418
	Loews Corp.	92,300	5,731
	Fidelity National Financial Inc.	133,713	5,536
	KeyCorp	454,918	5,154
	Equitable Holdings Inc.	173,921	5,009
	Annaly Capital Management Inc.	240,428	4,873
	Globe Life Inc.	43,108	4,810
	Credicorp Ltd.	33,170	4,691
	RenaissanceRe Holdings Ltd.	23,893	4,489
	MarketAxess Holdings Inc.	18,064	4,352
	Franklin Resources Inc.	138,174	3,695
	Ally Financial Inc.	131,713	3,647
	Assurant Inc.	25,632	3,571
	Voya Financial Inc.	47,608	3,317
	Comerica Inc.	63,804	3,070
	SEI Investments Co.	49,191	3,053
	AGNC Investment Corp.	279,110	2,766
	Commerce Bancshares Inc.	55,899	2,744
	Zions Bancorp NA	71,546	2,540
	CNA Financial Corp.	12,300	484
			1,497,909
Health Care (14.0%)
	Eli Lilly & Co.	415,535	230,289
	UnitedHealth Group Inc.	456,401	217,512
	Merck & Co. Inc.	1,247,298	135,930
	AbbVie Inc.	866,774	127,381
	Thermo Fisher Scientific Inc.	189,480	105,559
	Pfizer Inc.	2,776,623	98,237
	Abbott Laboratories	850,948	87,563
	Danaher Corp.	322,836	85,551
	Amgen Inc.	262,515	67,293
	Bristol-Myers Squibb Co.	1,032,017	63,624
*	Intuitive Surgical Inc.	172,012	53,785
	Medtronic plc	653,451	53,256
	Elevance Health Inc.	116,449	51,472
	Stryker Corp.	174,147	49,379
	Gilead Sciences Inc.	614,700	47,012
*	Vertex Pharmaceuticals Inc.	126,362	44,017
	Zoetis Inc.	226,992	43,244
*	Regeneron Pharmaceuticals Inc.	50,784	41,972
	Cigna Group	143,232	39,569
	Becton Dickinson & Co.	138,990	38,841
*	Boston Scientific Corp.	704,406	37,996
	Humana Inc.	61,450	28,367
	HCA Healthcare Inc.	100,490	27,866
		Shares	Market Value• ($000)
*	Edwards Lifesciences Corp.	297,996	22,788
*	IDEXX Laboratories Inc.	40,240	20,579
*	IQVIA Holdings Inc.	91,938	20,468
*	DexCom Inc.	190,060	19,192
*	Biogen Inc.	71,036	18,992
*	Moderna Inc.	165,759	18,742
	Agilent Technologies Inc.	145,614	17,629
*	Centene Corp.	270,034	16,648
	West Pharmaceutical Services Inc.	36,485	14,846
*	Veeva Systems Inc. Class A	70,670	14,749
*	Seagen Inc.	68,477	14,111
*	Align Technology Inc.	37,305	13,808
	GE Healthcare Inc.	190,500	13,421
*	Illumina Inc.	78,018	12,890
*	Horizon Therapeutics plc	109,296	12,322
	Zimmer Biomet Holdings Inc.	102,456	12,205
*	Alnylam Pharmaceuticals Inc.	60,405	11,949
	ResMed Inc.	71,637	11,433
	STERIS plc	48,386	11,109
	Cardinal Health Inc.	125,913	10,996
*	ICON plc	39,770	10,338
	Baxter International Inc.	246,645	10,014
	Laboratory Corp. of America Holdings	43,162	8,982
*	Hologic Inc.	118,573	8,862
	Cooper Cos. Inc.	23,704	8,770
*	Molina Healthcare Inc.	28,185	8,741
*	BioMarin Pharmaceutical Inc.	91,339	8,347
*	Exact Sciences Corp.	87,034	7,282
	Revvity Inc.	61,692	7,220
	Quest Diagnostics Inc.	54,568	7,176
*	Avantor Inc.	329,524	7,134
*	Insulet Corp.	33,950	6,509
	Viatris Inc.	583,883	6,277
	Bio-Techne Corp.	75,840	5,946
*	Incyte Corp.	89,711	5,789
	Royalty Pharma plc Class A	180,680	5,388
*	Charles River Laboratories International Inc.	24,885	5,147
*	Henry Schein Inc.	63,691	4,875
	Teleflex Inc.	22,885	4,869
*	Catalent Inc.	87,700	4,382
*	Jazz Pharmaceuticals plc	29,794	4,271
*	Bio-Rad Laboratories Inc. Class A	10,286	4,116
	Universal Health Services Inc. Class B	29,507	3,975
	DENTSPLY SIRONA Inc.	102,799	3,813
*	Elanco Animal Health Inc. (XNYS)	238,537	2,910
	Organon & Co.	125,524	2,756
*	DaVita Inc.	26,447	2,709
*	Masimo Corp.	23,028	2,632
*	Fortrea Holdings Inc.	42,762	1,178
*	Novocure Ltd.	51,458	1,135
			2,256,135
Industrials (9.6%)
	Visa Inc. Class A	795,201	195,365
	Mastercard Inc. Class A	411,744	169,902

8

FTSE Social Index Fund
		Shares	Market Value• ($000)
	Accenture plc Class A	310,569	100,553
	Caterpillar Inc.	253,486	71,263
	Union Pacific Corp.	299,056	65,963
	United Parcel Service Inc. Class B (XNYS)	356,150	60,332
	Deere & Co.	134,049	55,086
	Automatic Data Processing Inc.	203,331	51,770
	American Express Co.	290,255	45,857
	Illinois Tool Works Inc.	148,919	36,835
*	Fiserv Inc.	301,633	36,615
*	PayPal Holdings Inc.	550,627	34,420
	Sherwin-Williams Co.	116,712	31,713
	CSX Corp.	995,779	30,073
	FedEx Corp.	113,878	29,724
	Carrier Global Corp.	409,100	23,503
	Trane Technologies plc	111,130	22,811
	Cintas Corp.	42,272	21,312
	PACCAR Inc.	253,350	20,848
	Old Dominion Freight Line Inc.	48,558	20,752
	Johnson Controls International plc	337,814	19,951
	Paychex Inc.	158,620	19,388
	Capital One Financial Corp.	187,760	19,225
	Rockwell Automation Inc.	56,778	17,719
	DuPont de Nemours Inc.	226,434	17,411
	Otis Worldwide Corp.	201,700	17,255
	Verisk Analytics Inc.	70,360	17,043
	Fidelity National Information Services Inc.	293,606	16,401
	Global Payments Inc.	128,934	16,335
*	Block Inc. (XNYS)	266,675	15,374
	Vulcan Materials Co.	65,676	14,334
	Ingersoll Rand Inc. (XYNS)	197,586	13,754
	Martin Marietta Materials Inc.	30,175	13,470
*	Mettler-Toledo International Inc.	10,673	12,951
	Equifax Inc.	60,370	12,478
*	Keysight Technologies Inc.	87,631	11,681
*	Fair Isaac Corp.	11,979	10,836
	Dover Corp.	67,947	10,077
	Westinghouse Air Brake Technologies Corp.	89,101	10,026
*	FleetCor Technologies Inc.	35,051	9,524
	Expeditors International of Washington Inc.	74,986	8,752
	IDEX Corp.	36,885	8,351
*	Waters Corp.	28,609	8,033
	TransUnion	94,040	7,638
	JB Hunt Transport Services Inc.	40,651	7,637
	Stanley Black & Decker Inc.	74,804	7,060
*	Zebra Technologies Corp. Class A	25,064	6,893
	Snap-on Inc.	25,404	6,824
	Synchrony Financial	207,753	6,706
	Packaging Corp. of America	44,120	6,578
*	Trimble Inc.	119,950	6,572
		Shares	Market Value• ($000)
	Masco Corp.	109,145	6,441
*	Bill Holdings Inc.	50,180	5,786
	Jack Henry & Associates Inc.	35,514	5,568
	CH Robinson Worldwide Inc.	56,197	5,082
	Allegion plc	43,845	4,990
	Fortune Brands Innovations Inc.	66,158	4,566
	Westrock Co.	123,595	4,043
	Robert Half Inc.	51,207	3,787
*	Generac Holdings Inc.	30,000	3,564
*	Mohawk Industries Inc.	25,764	2,612
			1,547,413
Real Estate (2.8%)
	Prologis Inc.	452,667	56,221
	American Tower Corp.	228,399	41,413
	Equinix Inc.	45,875	35,846
	Crown Castle Inc.	212,721	21,378
	Public Storage	77,114	21,313
	Welltower Inc.	244,530	20,267
	Digital Realty Trust Inc.	143,114	18,851
	Realty Income Corp.	330,106	18,499
	Simon Property Group Inc.	159,795	18,135
*	CoStar Group Inc.	199,120	16,326
	Extra Space Storage Inc.	103,755	13,351
*	CBRE Group Inc. Class A	151,046	12,846
	AvalonBay Communities Inc.	68,220	12,540
	Equity Residential	182,109	11,806
	SBA Communications Corp.	52,535	11,796
	Invitation Homes Inc.	298,293	10,169
	Alexandria Real Estate Equities Inc.	83,786	9,748
	Iron Mountain Inc.	141,449	8,988
	Ventas Inc.	195,064	8,520
	Mid-America Apartment Communities Inc.	56,696	8,234
	Essex Property Trust Inc.	31,757	7,571
	Sun Communities Inc.	59,914	7,335
	WP Carey Inc.	103,282	6,718
	UDR Inc.	159,456	6,362
	Equity LifeStyle Properties Inc.	86,639	5,801
	Kimco Realty Corp.	293,964	5,568
	Regency Centers Corp.	88,627	5,513
	Host Hotels & Resorts Inc.	348,175	5,498
	Healthpeak Properties Inc.	266,400	5,483
	Boston Properties Inc.	76,507	5,108
*	Zillow Group Inc. Class C	76,217	3,975
	Federal Realty Investment Trust	39,279	3,847
*	Zillow Group Inc. Class A	26,150	1,332
			446,358
Technology (37.6%)
	Apple Inc.	7,328,723	1,376,847
	Microsoft Corp.	3,654,937	1,197,942
	NVIDIA Corp.	1,167,005	575,975
*	Alphabet Inc. Class A	2,922,195	397,915
*	Alphabet Inc. Class C	2,525,945	346,938
*	Meta Platforms Inc. Class A	1,086,477	321,478
	Broadcom Inc.	200,467	185,009

9

FTSE Social Index Fund
		Shares	Market Value• ($000)
*	Adobe Inc.	225,149	125,935
*	Salesforce Inc.	465,090	102,999
	Oracle Corp.	746,899	89,919
*	Advanced Micro Devices Inc.	788,023	83,310
	Texas Instruments Inc.	446,134	74,977
	Intuit Inc.	134,100	72,657
	Intel Corp.	2,049,606	72,023
	Applied Materials Inc.	415,365	63,451
	QUALCOMM Inc.	547,883	62,749
*	ServiceNow Inc.	100,024	58,897
	Lam Research Corp.	65,799	46,217
	Micron Technology Inc.	536,057	37,492
*	Palo Alto Networks Inc.	146,295	35,594
*	Synopsys Inc.	74,535	34,203
	KLA Corp.	67,271	33,761
*	Cadence Design Systems Inc.	132,800	31,930
	NXP Semiconductors NV	127,183	26,164
	Marvell Technology Inc.	419,689	24,447
*	Snowflake Inc. Class A	152,210	23,874
*	Workday Inc. Class A	97,587	23,860
*	Autodesk Inc.	105,787	23,478
	Microchip Technology Inc.	264,294	21,630
*	ON Semiconductor Corp.	211,980	20,872
*	Fortinet Inc.	322,605	19,424
	Cognizant Technology Solutions Corp. Class A	251,672	18,022
*	VMware Inc. Class A	105,049	17,730
*	Crowdstrike Holdings Inc. Class A	104,084	16,969
*	Atlassian Corp. Ltd. Class A	71,400	14,570
	CDW Corp.	66,800	14,105
*	Palantir Technologies Inc. Class A	914,535	13,700
*	Gartner Inc.	37,428	13,088
*	Datadog Inc. Class A	133,198	12,851
	HP Inc.	427,666	12,706
*	DoorDash Inc. Class A	147,225	12,386
*	MongoDB Inc.	32,095	12,238
	Corning Inc.	371,690	12,199
*	HubSpot Inc.	22,304	12,190
	Monolithic Power Systems Inc.	22,157	11,548
	Hewlett Packard Enterprise Co.	632,967	10,754
*	Splunk Inc.	78,502	9,519
*	VeriSign Inc.	44,107	9,165
*	Cloudflare Inc. Class A	140,488	9,136
*	Zoom Video Communications Inc. Class A	120,356	8,549
	Skyworks Solutions Inc.	77,597	8,438
*	Tyler Technologies Inc.	21,064	8,392
*	PTC Inc.	56,157	8,265
	Teradyne Inc.	76,455	8,247
	NetApp Inc.	104,265	7,997
*	Akamai Technologies Inc.	75,927	7,979
*	Pinterest Inc. Class A	289,663	7,963
	Paycom Software Inc.	25,385	7,484
*	EPAM Systems Inc.	27,064	7,009
*	Western Digital Corp.	155,623	7,003
	Seagate Technology Holdings plc	94,174	6,667
*	Zscaler Inc.	42,653	6,656
		Shares	Market Value• ($000)
*	Match Group Inc.	137,200	6,431
*	Check Point Software Technologies Ltd.	45,828	6,168
*	Okta Inc.	73,093	6,104
*	Flex Ltd.	221,200	6,103
	SS&C Technologies Holdings Inc.	105,500	6,058
	Gen Digital Inc. (XNGS)	272,969	5,528
*	GoDaddy Inc. Class A	74,855	5,428
*	Twilio Inc. Class A	82,865	5,279
*	Qorvo Inc.	48,600	5,219
*	Unity Software Inc.	140,400	5,205
*	Ceridian HCM Holding Inc.	71,729	5,202
	Amdocs Ltd.	58,080	5,181
*	DocuSign Inc.	98,531	4,956
*	F5 Inc.	29,395	4,811
*	Arrow Electronics Inc.	27,888	3,721
*	UiPath Inc. Class A	184,335	2,914
*	ZoomInfo Technologies Inc.	151,700	2,734
*,1	GLOBALFOUNDRIES Inc.	38,200	2,111
*,2	Yandex NV Class A	149,782	—
			6,034,645
Telecommunications (2.8%)
	Cisco Systems Inc.	2,012,783	115,433
	Comcast Corp. Class A	2,028,906	94,872
	Verizon Communications Inc.	2,070,113	72,413
	AT&T Inc.	3,519,703	52,057
*	T-Mobile US Inc.	266,456	36,305
*	Arista Networks Inc.	123,353	24,082
	Motorola Solutions Inc.	81,230	23,034
*	Charter Communications Inc. Class A	50,576	22,158
	Juniper Networks Inc.	155,390	4,525
*	Liberty Global plc Class C	124,600	2,472
*	Liberty Global plc Class A	76,365	1,408
	Ubiquiti Inc.	2,000	350
			449,109
Utilities (0.4%)
	Waste Management Inc.	199,602	31,293
	Republic Services Inc.	100,789	14,527
	American Water Works Co. Inc.	95,215	13,210
	Atmos Energy Corp.	70,350	8,157
			67,187
Total Common Stocks (Cost $9,698,571)			16,026,823

10

FTSE Social Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[3,4]	Vanguard Market Liquidity Fund, 5.384% (Cost $22,176)	221,794	22,177
Total Investments (99.9%) (Cost $9,720,747)			16,049,000
Other Assets and Liabilities—Net (0.1%)			10,756
Net Assets (100%)			16,059,756
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,258,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $5,600,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2023	154	34,773	151

See accompanying Notes, which are an integral part of the Financial Statements.
11

FTSE Social Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $9,698,571)	16,026,823
Affiliated Issuers (Cost $22,176)	22,177
Total Investments in Securities	16,049,000
Investment in Vanguard	537
Cash Collateral Pledged—Futures Contracts	1,390
Receivables for Investment Securities Sold	426
Receivables for Accrued Income	16,594
Receivables for Capital Shares Issued	8,539
Variation Margin Receivable—Futures Contracts	295
Total Assets	16,076,781
Liabilities
Due to Custodian	403
Payables for Investment Securities Purchased	112
Collateral for Securities on Loan	5,600
Payables for Capital Shares Redeemed	10,015
Payables to Vanguard	895
Total Liabilities	17,025
Net Assets	16,059,756
1 Includes $5,258,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	10,400,892
Total Distributable Earnings (Loss)	5,658,864
Net Assets	16,059,756

Admiral Shares—Net Assets
Applicable to 200,416,395 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,489,296
Net Asset Value Per Share—Admiral Shares	$42.36

Institutional Shares—Net Assets
Applicable to 248,277,217 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,570,460
Net Asset Value Per Share—Institutional Shares	$30.49

See accompanying Notes, which are an integral part of the Financial Statements.
12

FTSE Social Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	201,675
Interest[2]	856
Securities Lending—Net	776
Total Income	203,307
Expenses
The Vanguard Group—Note B
Investment Advisory Services	302
Management and Administrative—Admiral Shares	9,818
Management and Administrative—Institutional Shares	7,137
Marketing and Distribution—Admiral Shares	426
Marketing and Distribution—Institutional Shares	230
Custodian Fees	171
Auditing Fees	30
Shareholders’ Reports—Admiral Shares	115
Shareholders’ Reports—Institutional Shares	94
Trustees’ Fees and Expenses	7
Other Expenses	22
Total Expenses	18,352
Expenses Paid Indirectly	(2)
Net Expenses	18,350
Net Investment Income	184,957
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(168,541)
Futures Contracts	2,213
Realized Net Gain (Loss)	(166,328)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	2,253,864
Futures Contracts	934
Change in Unrealized Appreciation (Depreciation)	2,254,798
Net Increase (Decrease) in Net Assets Resulting from Operations	2,273,427
1	Dividends are net of foreign withholding taxes of $69,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $803,000, $1,000, and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $7,410,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
13

FTSE Social Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	184,957	169,201
Realized Net Gain (Loss)	(166,328)	(10,874)
Change in Unrealized Appreciation (Depreciation)	2,254,798	(2,815,282)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,273,427	(2,656,955)
Distributions
Admiral Shares	(95,885)	(90,342)
Institutional Shares	(81,511)	(71,904)
Total Distributions	(177,396)	(162,246)
Capital Share Transactions
Admiral Shares	(143,211)	515,627
Institutional Shares	602,768	604,756
Net Increase (Decrease) from Capital Share Transactions	459,557	1,120,383
Total Increase (Decrease)	2,555,588	(1,698,818)
Net Assets
Beginning of Period	13,504,168	15,202,986
End of Period	16,059,756	13,504,168

See accompanying Notes, which are an integral part of the Financial Statements.
14

FTSE Social Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	February 7, 2019[1] to August 31, 2019	Year Ended August 31,
		2023	2022	2021	2020
Net Asset Value, Beginning of Period	$36.76	$44.39	$34.27	$27.27	$25.00
Investment Operations
Net Investment Income[2]	.494	.464	.432	.465	.273
Net Realized and Unrealized Gain (Loss) on Investments	5.583	(7.647)	10.110	6.996	2.183
Total from Investment Operations	6.077	(7.183)	10.542	7.461	2.456
Distributions
Dividends from Net Investment Income	(.477)	(.447)	(.422)	(.461)	(.186)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.477)	(.447)	(.422)	(.461)	(.186)
Net Asset Value, End of Period	$42.36	$36.76	$44.39	$34.27	$27.27
Total Return[3]	16.74%	-16.28%	31.04%	27.83%	9.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,489	$7,512	$8,573	$5,305	$3,478
Ratio of Total Expenses to Average Net Assets	0.14%[4]	0.14%	0.14%	0.14%	0.14%[5]
Ratio of Net Investment Income to Average Net Assets	1.31%	1.12%	1.13%	1.60%	1.79%[5]
Portfolio Turnover Rate	5%[6]	8%[6]	4%[6]	18%	11%[6,7]
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
5	Annualized.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
7	Reflects the fund’s portfolio turnover for the fiscal year ended August 31, 2019.

See accompanying Notes, which are an integral part of the Financial Statements.
15

FTSE Social Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$26.47	$31.96	$24.67	$19.63	$19.28
Investment Operations
Net Investment Income[1]	.362	.340	.317	.339	.314
Net Realized and Unrealized Gain (Loss) on Investments	4.007	(5.502)	7.282	5.037	.351
Total from Investment Operations	4.369	(5.162)	7.599	5.376	.665
Distributions
Dividends from Net Investment Income	(.349)	(.328)	(.309)	(.336)	(.315)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.349)	(.328)	(.309)	(.336)	(.315)
Net Asset Value, End of Period	$30.49	$26.47	$31.96	$24.67	$19.63
Total Return	16.71%	-16.25%	31.09%	27.86%	3.58%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,570	$5,993	$6,630	$4,003	$2,701
Ratio of Total Expenses to Average Net Assets	0.12%[2]	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.33%	1.14%	1.15%	1.62%	1.49%
Portfolio Turnover Rate	5%[3]	8%[3]	4%[3]	18%	11%[3]
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
16

FTSE Social Index Fund
Notes to Financial Statements
Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
17

FTSE Social Index Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
18

FTSE Social Index Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received.
Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $537,000, representing less than 0.01% of the fund’s net assets and 0.21% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
19

FTSE Social Index Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	16,026,823	—	—	16,026,823
Temporary Cash Investments	22,177	—	—	22,177
Total	16,049,000	—	—	16,049,000
Derivative Financial Instruments
Assets
Futures Contracts[1]	151	—	—	151
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	7,362
Total Distributable Earnings (Loss)	(7,362)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
20

FTSE Social Index Fund
Amount ($000)
Undistributed Ordinary Income	44,096
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	6,224,439
Capital Loss Carryforwards	(609,671)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	5,658,864
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	177,396	162,246
Long-Term Capital Gains	—	—
Total	177,396	162,246
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,824,561
Gross Unrealized Appreciation	6,981,599
Gross Unrealized Depreciation	(757,160)
Net Unrealized Appreciation (Depreciation)	6,224,439
F.	During the year ended August 31, 2023, the fund purchased $1,252,936,000 of investment securities and sold $765,361,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $18,963,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $164,557,000 and sales were $93,095,000, resulting in net realized loss of $48,751,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
21

FTSE Social Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	1,332,404	35,434	2,331,265	55,224
Issued in Lieu of Cash Distributions	83,378	2,266	78,683	1,922
Redeemed	(1,558,993)	(41,603)	(1,894,321)	(45,939)
Net Increase (Decrease)—Admiral Shares	(143,211)	(3,903)	515,627	11,207
Institutional Shares
Issued	1,105,824	40,369	1,604,543	52,921
Issued in Lieu of Cash Distributions	80,161	3,020	70,377	2,386
Redeemed	(583,217)	(21,539)	(1,070,164)	(36,334)
Net Increase (Decrease)—Institutional Shares	602,768	21,850	604,756	18,973
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard FTSE Social Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard FTSE Social Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
For corporate shareholders, 97.4%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $177,396,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $246,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
24

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.
25

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
26

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard FTSE Social Index Fund's Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
27

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q2130 102023

Annual Report   |   August 31, 2023
Vanguard U.S. Sector Index Funds
Vanguard Communication Services Index Fund
Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Utilities Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Communication Services Index Fund	5
Consumer Discretionary Index Fund	17
Consumer Staples Index Fund	30
Energy Index Fund	42
Financials Index Fund	54
Health Care Index Fund	68
Industrials Index Fund	83
Information Technology Index Fund	97
Materials Index Fund	110
Utilities Index Fund	122
Trustees Approve Advisory Arrangements	136
Liquidity Risk Management	137
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, returns for the Vanguard U.S. Sector Index Funds ranged from about –13% to more than 28%. All 10 funds closely tracked their target indexes.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks, including the Federal Reserve, fanned fears of recession, the economy proved more resilient than expected.
•	Returns were strongest for Vanguard Information Technology Index (+28.47%) and Industrials Index (+19.99%) Funds. At the low end were Vanguard Utilities Index (–12.73%), Consumer Staples Index (+4.65%), and Financials Index (+5.27%) Funds. (Returns listed are for Admiral Shares.)
Market Barometer
Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Communication Services Index Fund
ETF Shares	$1,000.00	$1,211.10	$0.56
Admiral™ Shares	1,000.00	1,210.90	0.56
Consumer Discretionary Index Fund
ETF Shares	$1,000.00	$1,165.20	$0.55
Admiral Shares	1,000.00	1,165.10	0.55
Consumer Staples Index Fund
ETF Shares	$1,000.00	$1,040.50	$0.51
Admiral Shares	1,000.00	1,040.60	0.51
Energy Index Fund
ETF Shares	$1,000.00	$1,087.90	$0.53
Admiral Shares	1,000.00	1,087.90	0.53
Financials Index Fund
ETF Shares	$1,000.00	$966.40	$0.50
Admiral Shares	1,000.00	966.40	0.50
Health Care Index Fund
ETF Shares	$1,000.00	$1,047.30	$0.52
Admiral Shares	1,000.00	1,047.30	0.52
Industrials Index Fund
ETF Shares	$1,000.00	$1,089.60	$0.53
Admiral Shares	1,000.00	1,089.70	0.53
Information Technology Index Fund
ETF Shares	$1,000.00	$1,267.80	$0.57
Admiral Shares	1,000.00	1,267.80	0.57
Materials Index Fund
ETF Shares	$1,000.00	$1,015.30	$0.51
Admiral Shares	1,000.00	1,015.50	0.51
Utilities Index Fund
ETF Shares	$1,000.00	$973.80	$0.50
Admiral Shares	1,000.00	974.10	0.50

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Hypothetical 5% Yearly Return
Communication Services Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Consumer Discretionary Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Consumer Staples Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Energy Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Financials Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Health Care Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Industrials Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Information Technology Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Materials Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Utilities Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Communication Services Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Consumer Discretionary Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Consumer Staples Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Energy Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Financials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Health Care Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Industrials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Information Technology Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Materials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; and for the Utilities Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Communication Services Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Communication Services Index Fund ETF Shares Net Asset Value	17.46%	5.73%	5.81%	$17,582
Communication Services Index Fund ETF Shares Market Price	17.53	5.74	5.81	17,594
Communication Services Spliced Index	17.28	5.73	5.79	17,561
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	32,022

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Communication Services Index Fund Admiral Shares	17.44%	5.73%	5.82%	$176,008
Communication Services Spliced Index	17.28	5.73	5.79	175,614
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	320,217
Communication Services Spliced Index: MSCI US IMI/Telecommunication Services 25/50 through May 2, 2018; MSCI US IMI/Communication Services 25/50 Transition Index through December 2, 2018; MSCI US IMI/Communication Services 25/50 thereafter.
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Communication Services Index Fund ETF Shares Market Price	17.53%	32.22%	75.94%
Communication Services Index Fund ETF Shares Net Asset Value	17.46	32.13	75.82
Communication Services Spliced Index	17.28	32.12	75.61
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Communication Services Index Fund
Fund Allocation
As of August 31, 2023
Diversified Telecommunication Services	10.7%
Entertainment	21.1
Interactive Media & Services	47.8
Media	17.1
Wireless Telecommunication Services	3.3
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Communication Services Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Diversified Telecommunication Services (10.7%)
	Verizon Communications Inc.	4,494,024	157,201
	AT&T Inc.	7,867,048	116,354
*	Liberty Global plc Class C	978,753	19,419
	Iridium Communications Inc.	331,028	16,204
	Cogent Communications Holdings Inc.	173,420	12,240
*	Liberty Global plc Class A	648,549	11,959
*	Frontier Communications Parent Inc.	734,086	11,760
*	Lumen Technologies Inc.	4,006,430	6,370
*	Liberty Latin America Ltd. Class C	611,071	5,475
*	Radius Global Infrastructure Inc. Class A (XNMS)	298,267	4,450
*	Globalstar Inc.	2,892,884	4,166
*	EchoStar Corp. Class A	136,693	2,376
*	Anterix Inc.	53,134	1,758
*	IDT Corp. Class B	71,878	1,681
	ATN International Inc.	44,095	1,582
*	Bandwidth Inc. Class A	94,325	1,355
*	Liberty Latin America Ltd. Class A	140,738	1,258
*	Consolidated Communications Holdings Inc.	302,314	1,194
*	Charge Enterprises Inc.	466,400	253
			377,055
Entertainment (21.0%)
*	Netflix Inc.	378,396	164,103
*	Walt Disney Co.	1,798,758	150,520
	Activision Blizzard Inc.	960,575	88,363
	Electronic Arts Inc.	388,324	46,591
*	Warner Bros Discovery Inc.	3,350,967	44,032
*	Take-Two Interactive Software Inc.	267,963	38,104
*	Roku Inc.	366,162	29,732
*	Liberty Media Corp.-Liberty Formula One Class C	385,814	26,540
*	Live Nation Entertainment Inc.	312,671	26,430
*	Roblox Corp. Class A	789,949	22,348
	World Wrestling Entertainment Inc. Class A	172,181	16,624
	Warner Music Group Corp. Class A	494,938	16,481
*	Endeavor Group Holdings Inc. Class A	636,341	13,929
	Madison Square Garden Sports Corp.	61,790	10,999
*	Cinemark Holdings Inc.	436,477	7,106
*,1	AMC Entertainment Holdings Inc. Class A	561,194	7,043
		Shares	Market Value• ($000)
*	Atlanta Braves Holdings Inc. Class C	180,281	6,642
*	Liberty Media Corp.-Liberty Live Class C	193,155	6,500
*	Madison Square Garden Entertainment Corp.	123,281	3,956
*	Imax Corp.	185,009	3,539
*	Sphere Entertainment Co.	93,912	3,293
*	Lions Gate Entertainment Corp. Class B	408,793	3,046
*	Lions Gate Entertainment Corp. Class A	330,705	2,619
*	Liberty Media Corp.-Liberty Live Class A	73,493	2,448
	Marcus Corp.	93,071	1,414
*	Atlanta Braves Holdings Inc. Class A	27,501	1,151
*	Vivid Seats Inc. Class A	153,216	1,112
*	Skillz Inc.	53,048	434
			745,099
Interactive Media & Services (47.7%)
*	Meta Platforms Inc. Class A	2,295,930	679,343
*	Alphabet Inc. Class A	3,306,314	450,221
*	Alphabet Inc. Class C	2,698,015	370,572
*	Match Group Inc.	681,053	31,921
*	Pinterest Inc. Class A	1,156,991	31,806
*	Snap Inc. Class A	2,310,789	23,917
*	IAC Inc.	295,597	16,355
*	ZoomInfo Technologies Inc.	830,368	14,963
*	Ziff Davis Inc.	188,647	12,573
*	Yelp Inc.	260,911	11,180
*	TripAdvisor Inc.	438,500	6,626
*	Bumble Inc. Class A	384,210	6,447
*	Cargurus Inc.	330,118	5,978
*	Cars.com Inc.	252,867	4,726
*	ZipRecruiter Inc. Class A	281,848	4,281
	Shutterstock Inc.	100,679	4,240
*	Eventbrite Inc. Class A	328,548	3,328
*,1	fuboTV Inc.	1,163,644	2,723
*	Vimeo Inc.	591,945	2,356
*	QuinStreet Inc.	205,112	2,031
*	Nextdoor Holdings Inc.	444,455	965
*	Outbrain Inc.	142,804	815
*	Angi Inc.	320,478	788
*	Mediaalpha Inc. Class A	82,282	690
*	System1 Inc.	89,591	160
			1,689,005
Media (17.1%)
	Comcast Corp. Class A	3,368,749	157,523
*	Charter Communications Inc. Class A	145,022	63,537
*	Trade Desk Inc. Class A	633,241	50,678
	Omnicom Group Inc.	347,940	28,187
	Interpublic Group of Cos. Inc.	744,326	24,272
		Shares	Market Value• ($000)
*	Liberty Broadband Corp. Class C	253,531	23,720
	Fox Corp. Class A	704,778	23,300
	News Corp. Class A	1,059,074	22,759
	New York Times Co. Class A	503,297	22,281
	Nexstar Media Group Inc.	116,703	18,999
	Paramount Global Inc. Class B	1,167,675	17,620
	Fox Corp. Class B	563,989	17,213
*	Liberty Media Corp. - Liberty SiriusXM Class C	619,530	15,141
	TEGNA Inc.	763,506	12,621
	Cable One Inc.	18,143	11,803
[1]	Sirius XM Holdings Inc.	2,436,491	10,721
	News Corp. Class B	472,720	10,400
*	Liberty Broadband Corp. Class A	100,156	9,379
*	Liberty Media Corp.-Liberty SiriusXM Class A	294,634	7,080
	John Wiley & Sons Inc. Class A	175,439	6,519
*	DISH Network Corp. Class A	999,520	5,997
	Scholastic Corp.	112,694	4,897
*	Magnite Inc.	460,008	3,795
*	Integral Ad Science Holding Corp.	216,040	3,083
*	TechTarget Inc.	106,367	3,058
*	Thryv Holdings Inc.	131,906	2,690
	Gray Television Inc.	329,851	2,659
*	Altice USA Inc. Class A	862,495	2,648
*	PubMatic Inc. Class A	153,230	2,130
*	Stagwell Inc.	365,251	1,991
*	Cardlytics Inc.	115,051	1,917
*	EW Scripps Co. Class A	231,391	1,768
*	Boston Omaha Corp. Class A	96,458	1,705
*	Clear Channel Outdoor Holdings Inc.	1,155,797	1,676
*	WideOpenWest Inc.	202,854	1,643
*	Gannett Co. Inc.	564,694	1,643
	Sinclair Inc.	125,371	1,582
*	iHeartMedia Inc. Class A	389,172	1,405
*	AMC Networks Inc. Class A	108,543	1,263
*	Quotient Technology Inc.	314,721	1,256
*	Advantage Solutions Inc.	387,576	1,085
			603,644
Other (0.0%)[2]
*,3	GCI Liberty Inc.	188,049	—
Wireless Telecommunication Services (3.3%)
*	T-Mobile US Inc.	725,653	98,870
	Telephone and Data Systems Inc.	398,405	8,562
	Shenandoah Telecommunications Co.	190,367	4,329

Communication Services Index Fund
		Shares	Market Value• ($000)
*	Gogo Inc.	256,353	2,909
*	United States Cellular Corp.	61,952	2,842
			117,512
Total Common Stocks (Cost $3,942,048)			3,532,315
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[4,5]	Vanguard Market Liquidity Fund, 5.384% (Cost $16,846)	168,526	16,851
Total Investments (100.3%) (Cost $3,958,894)			3,549,166
Other Assets and Liabilities—Net (-0.3%)			(10,211)
Net Assets (100.0%)			3,538,955
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,194,000.
2	“Other” represents securities that are not classified by the fund’s benchmark index.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $11,297,000 was received for securities on loan, of which $11,239,000 is held in Vanguard Market Liquidity Fund and $58,000 is held in cash.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Paramount Global Class B	8/30/24	BANA	2,490	(5.320)	—	—
Sirius XM Holdings Inc.	1/31/24	GSI	3,061	(5.320)	—	(193)
					—	(193)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Statement of Assets and Liabilities
As of August 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $3,942,048)	3,532,315
Affiliated Issuers (Cost $16,846)	16,851
Total Investments in Securities	3,549,166
Investment in Vanguard	118
Cash	58
Cash Collateral Pledged—Over-the-Counter Swap Contracts	450
Receivables for Investment Securities Sold	28,038
Receivables for Accrued Income	1,050
Receivables for Capital Shares Issued	192
Total Assets	3,579,072
Liabilities
Due to Custodian	77
Payables for Investment Securities Purchased	28,261
Collateral for Securities on Loan	11,297
Payables for Capital Shares Redeemed	139
Payables to Vanguard	150
Unrealized Depreciation—Over-the-Counter Swap Contracts	193
Total Liabilities	40,117
Net Assets	3,538,955
1 Includes $10,194,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	4,529,100
Total Distributable Earnings (Loss)	(990,145)
Net Assets	3,538,955

ETF Shares—Net Assets
Applicable to 31,295,890 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,424,050
Net Asset Value Per Share—ETF Shares	$109.41

Admiral Shares—Net Assets
Applicable to 2,060,928 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	114,905
Net Asset Value Per Share—Admiral Shares	$55.75

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends	28,549
Interest[1]	235
Securities Lending—Net	7,683
Total Income	36,467
Expenses
The Vanguard Group—Note B
Investment Advisory Services	67
Management and Administrative— ETF Shares	2,285
Management and Administrative— Admiral Shares	72
Marketing and Distribution— ETF Shares	157
Marketing and Distribution— Admiral Shares	5
Custodian Fees	1
Auditing Fees	30
Shareholders’ Reports—ETF Shares	159
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Other Expenses	49
Total Expenses	2,827
Expenses Paid Indirectly	(2)
Net Expenses	2,825
Net Investment Income	33,642
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(29,549)
Swap Contracts	(2,804)
Realized Net Gain (Loss)	(32,353)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	458,340
Swap Contracts	239
Change in Unrealized Appreciation (Depreciation)	458,579
Net Increase (Decrease) in Net Assets Resulting from Operations	459,868
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $235,000, $1,000, less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $97,001,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,642	35,113
Realized Net Gain (Loss)	(32,353)	301,906
Change in Unrealized Appreciation (Depreciation)	458,579	(2,110,443)
Net Increase (Decrease) in Net Assets Resulting from Operations	459,868	(1,773,424)
Distributions
ETF Shares	(27,514)	(36,456)
Admiral Shares	(839)	(937)
Total Distributions	(28,353)	(37,393)
Capital Share Transactions
ETF Shares	290,125	(303,025)
Admiral Shares	29,898	(10,410)
Net Increase (Decrease) from Capital Share Transactions	320,023	(313,435)
Total Increase (Decrease)	751,538	(2,124,252)
Net Assets
Beginning of Period	2,787,417	4,911,669
End of Period	3,538,955	2,787,417

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$94.12	$149.87	$108.04	$87.24	$86.83
Investment Operations
Net Investment Income[1]	1.128	1.110	1.018	1.005	.917
Net Realized and Unrealized Gain (Loss) on Investments	15.127	(55.695)	41.708	20.743	.316
Total from Investment Operations	16.255	(54.585)	42.726	21.748	1.233
Distributions
Dividends from Net Investment Income	(.965)	(1.165)	(.896)	(.948)	(.823)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.965)	(1.165)	(.896)	(.948)	(.823)
Net Asset Value, End of Period	$109.41	$94.12	$149.87	$108.04	$87.24
Total Return	17.46%	-36.61%	39.75%	25.15%	1.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,424	$2,717	$4,787	$2,914	$2,016
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.19%	0.92%	0.80%	1.09%	1.09%
Portfolio Turnover Rate[3]	15%	16%	15%	15%	33%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$47.97	$76.38	$55.06	$44.46	$44.25
Investment Operations
Net Investment Income[1]	.591	.572	.519	.512	.470
Net Realized and Unrealized Gain (Loss) on Investments	7.682	(28.388)	21.259	10.571	.157
Total from Investment Operations	8.273	(27.816)	21.778	11.083	.627
Distributions
Dividends from Net Investment Income	(.493)	(.594)	(.458)	(.483)	(.417)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.493)	(.594)	(.458)	(.483)	(.417)
Net Asset Value, End of Period	$55.75	$47.97	$76.38	$55.06	$44.46
Total Return[2]	17.44%	-36.61%	39.76%	25.16%	1.46%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$115	$70	$124	$67	$50
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.21%	0.93%	0.79%	1.10%	1.09%
Portfolio Turnover Rate[4]	15%	16%	15%	15%	33%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Notes to Financial Statements
Vanguard Communication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three

Communication Services Index Fund
years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.  Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of

Communication Services Index Fund
trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $118,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	3,532,315	—	—	3,532,315
Temporary Cash Investments	16,851	—	—	16,851
Total	3,549,166	—	—	3,549,166
Derivative Financial Instruments
Liabilities
Swap Contracts	—	193	—	193
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	96,543
Total Distributable Earnings (Loss)	(96,543)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Communication Services Index Fund
Amount ($000)
Undistributed Ordinary Income	8,325
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(441,840)
Capital Loss Carryforwards	(556,630)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(990,145)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	28,353	37,393
Long-Term Capital Gains	—	—
Total	28,353	37,393
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,991,006
Gross Unrealized Appreciation	370,661
Gross Unrealized Depreciation	(812,501)
Net Unrealized Appreciation (Depreciation)	(441,840)
F.	During the year ended August 31, 2023, the fund purchased $1,602,546,000 of investment securities and sold $1,279,434,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,113,576,000 and $841,376,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $7,982,000 and sales were $1,562,000, resulting in net realized loss of $389,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,133,331	11,775	1,584,130	13,653
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(843,206)	(9,350)	(1,887,155)	(16,725)
Net Increase (Decrease)—ETF Shares	290,125	2,425	(303,025)	(3,072)
Admiral Shares
Issued	74,117	1,497	39,208	630
Issued in Lieu of Cash Distributions	687	14	787	12
Redeemed	(44,906)	(909)	(50,405)	(809)
Net Increase (Decrease)—Admiral Shares	29,898	602	(10,410)	(167)

Communication Services Index Fund
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.

Consumer Discretionary Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Consumer Discretionary Index Fund ETF Shares Net Asset Value	12.75%	11.04%	13.36%	$35,036
Consumer Discretionary Index Fund ETF Shares Market Price	12.78	11.03	13.36	35,035
Consumer Discretionary Spliced Index	12.82	11.11	13.44	35,302
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	32,022

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Consumer Discretionary Index Fund Admiral Shares	12.75%	11.04%	13.36%	$350,509
Consumer Discretionary Spliced Index	12.82	11.11	13.44	353,018
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	320,217
Consumer Discretionary Spliced Index: MSCI US IMI/Consumer Discretionary 25/50 through May 2, 2018; MSCI US IMI/Consumer Discretionary 25/50 Transition Index through December 2, 2018; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares Market Price	12.78%	68.76%	250.35%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	12.75	68.78	250.36
Consumer Discretionary Spliced Index	12.82	69.35	253.02
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund
Fund Allocation
As of August 31, 2023
Automobile Components	2.4%
Automobiles	17.8
Broadline Retail	24.6
Distributors	1.1
Diversified Consumer Services	1.3
Hotels, Restaurants & Leisure	20.9
Household Durables	4.9
Leisure Products	1.1
Specialty Retail	20.6
Textiles, Apparel & Luxury Goods	5.3
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Consumer Discretionary Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Automobile Components (2.4%)
*	Aptiv plc	341,442	34,639
	BorgWarner Inc. (XNYS)	293,878	11,976
	Lear Corp.	74,525	10,738
	Autoliv Inc.	103,493	10,101
	Gentex Corp.	297,212	9,707
*	Fox Factory Holding Corp.	56,195	6,227
*	Visteon Corp.	38,245	5,326
*	Adient plc	129,172	5,060
*	Goodyear Tire & Rubber Co.	386,527	4,990
	LCI Industries	35,203	4,410
*	Modine Manufacturing Co.	79,765	3,796
*	QuantumScape Corp.	467,438	3,338
*	Dorman Products Inc.	39,609	3,268
	Dana Inc.	195,449	3,149
*	Gentherm Inc.	49,960	3,008
*	XPEL Inc.	34,090	2,840
	Patrick Industries Inc.	33,309	2,786
*,1	Luminar Technologies Inc.	411,784	2,372
*	Phinia Inc.	80,960	2,251
*	American Axle & Manufacturing Holdings Inc.	229,176	1,730
	Standard Motor Products Inc.	41,084	1,521
*	Stoneridge Inc.	63,690	1,309
*	Holley Inc.	190,120	1,084
*,1	Solid Power Inc.	476,179	1,009
			136,635
Automobiles (17.8%)
*	Tesla Inc.	3,376,430	871,389
	Ford Motor Co.	4,703,318	57,051
	General Motors Co.	1,664,186	55,767
*	Rivian Automotive Inc. Class A	802,344	18,237
*,1	Lucid Group Inc.	1,179,807	7,409
	Thor Industries Inc.	66,135	6,932
	Harley-Davidson Inc.	181,097	6,112
	Winnebago Industries Inc.	45,822	2,972
*,1	Fisker Inc.	340,565	1,999
*,1	Canoo Inc.	1,885,019	1,117
*,1	Workhorse Group Inc.	996,855	786
*,1	Faraday Future Intelligent Electric Inc.	59,076	445
			1,030,216
Broadline Retail (24.5%)
*	Amazon.com Inc.	9,358,971	1,291,632
*	MercadoLibre Inc.	47,179	64,747
	eBay Inc.	647,840	29,010
*	Etsy Inc.	154,943	11,399
*	Ollie's Bargain Outlet Holdings Inc.	81,999	6,320
	Macy's Inc.	366,739	4,485
	Kohl's Corp.	154,433	4,114
	Nordstrom Inc.	158,598	2,572
	Dillard's Inc. Class A	6,388	2,205
		Shares	Market Value• ($000)
*,1	Groupon Inc.	94,943	1,174
*	Qurate Retail Inc. Series A	1,305,257	1,012
	Big Lots Inc.	132,123	819
*,1	ContextLogic Inc. Class A	94,803	508
			1,419,997
Distributors (1.1%)
	Genuine Parts Co.	170,493	26,210
	Pool Corp.	48,063	17,572
	LKQ Corp.	328,769	17,270
			61,052
Diversified Consumer Services (1.3%)
	Service Corp. International	190,353	12,013
	H&R Block Inc.	196,976	7,875
*	Bright Horizons Family Solutions Inc.	75,476	7,126
*	Duolingo Inc.	40,067	5,896
*	Grand Canyon Education Inc.	42,218	4,950
*	Frontdoor Inc.	116,834	3,835
	Graham Holdings Co. Class B	5,385	3,157
*	Adtalem Global Education Inc.	66,978	2,937
	Laureate Education Inc.	204,011	2,842
*	Stride Inc.	64,522	2,742
*	Coursera Inc.	156,391	2,720
	Strategic Education Inc.	34,591	2,681
	ADT Inc.	361,021	2,318
*	Chegg Inc.	199,974	2,042
	Perdoceo Education Corp.	120,502	1,997
*	OneSpaWorld Holdings Ltd.	165,322	1,891
*	WW International Inc.	158,520	1,539
*	Rover Group Inc.	225,892	1,529
*	Mister Car Wash Inc.	209,604	1,518
*	Udemy Inc.	139,327	1,443
*,1	European Wax Center Inc. Class A	79,634	1,382
	Carriage Services Inc.	37,621	1,160
*	2U Inc.	316,637	1,004
*	Beachbody Co. Inc.	526,460	215
			76,812
Hotels, Restaurants & Leisure (20.8%)
	McDonald's Corp.	865,712	243,395
*	Booking Holdings Inc.	44,679	138,730
	Starbucks Corp.	1,363,237	132,834
*	Airbnb Inc. Class A	493,094	64,867
	Marriott International Inc. Class A	312,975	63,694
*	Chipotle Mexican Grill Inc.	32,984	63,548
	Hilton Worldwide Holdings Inc.	317,451	47,189
	Yum! Brands Inc.	336,365	43,519
*	Royal Caribbean Cruises Ltd.	278,841	27,589
*	DoorDash Inc. Class A	307,872	25,901
	Las Vegas Sands Corp.	419,173	22,996
	Darden Restaurants Inc.	147,277	22,903
*	Carnival Corp.	1,233,381	19,512
		Shares	Market Value• ($000)
*	Expedia Group Inc.	179,465	19,452
	Domino's Pizza Inc.	43,532	16,864
	MGM Resorts International	363,375	15,981
*	DraftKings Inc. Class A	516,285	15,308
*	Caesars Entertainment Inc.	267,449	14,779
	Wynn Resorts Ltd.	128,143	12,991
	Aramark	310,943	11,561
	Vail Resorts Inc.	50,647	11,462
	Churchill Downs Inc.	85,036	10,653
*	Norwegian Cruise Line Holdings Ltd.	540,788	8,961
*	Light & Wonder Inc.	116,745	8,951
	Texas Roadhouse Inc.	85,662	8,917
	Wyndham Hotels & Resorts Inc.	110,670	8,343
	Hyatt Hotels Corp. Class A	61,246	6,885
*	Planet Fitness Inc. Class A	111,690	6,791
	Boyd Gaming Corp.	99,841	6,676
	Wingstop Inc.	39,481	6,342
	Choice Hotels International Inc.	44,309	5,623
	Marriott Vacations Worldwide Corp.	47,411	5,153
*	Penn Entertainment Inc.	210,871	4,996
	Wendy's Co.	243,526	4,819
*	Hilton Grand Vacations Inc.	107,541	4,702
	Travel & Leisure Co.	106,972	4,300
*	Shake Shack Inc. Class A	53,817	3,767
	Papa John's International Inc.	47,399	3,588
	Bloomin' Brands Inc.	127,058	3,565
	Red Rock Resorts Inc. Class A	74,072	3,254
*	SeaWorld Entertainment Inc.	58,602	2,854
*	Six Flags Entertainment Corp.	113,379	2,603
	Cracker Barrel Old Country Store Inc.	31,488	2,596
	Jack in the Box Inc.	32,259	2,593
	Cheesecake Factory Inc.	78,298	2,494
*	Dave & Buster's Entertainment Inc.	61,859	2,429
*	Sabre Corp.	485,089	2,425
*	Brinker International Inc.	71,880	2,353
*	Sweetgreen Inc. Class A	156,858	2,253
*	Everi Holdings Inc.	154,303	2,231
*,1	Dutch Bros Inc. Class A	70,019	2,073
*	Life Time Group Holdings Inc.	108,630	1,868
	Krispy Kreme Inc.	139,374	1,866
	Monarch Casino & Resort Inc.	26,925	1,815
*	Portillo's Inc. Class A	90,993	1,669
	Dine Brands Global Inc.	29,802	1,633
*	Playa Hotels & Resorts NV	216,093	1,612
	Golden Entertainment Inc.	44,118	1,606
*	Accel Entertainment Inc.	131,588	1,565

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
*	Chuy's Holdings Inc.	38,989	1,486
*	BJ's Restaurants Inc.	49,716	1,462
*	Target Hospitality Corp.	84,710	1,347
*	Bally's Corp.	79,909	1,327
*	First Watch Restaurant Group Inc.	68,434	1,308
	RCI Hospitality Holdings Inc.	19,998	1,305
*	Denny's Corp.	135,199	1,288
*	Bowlero Corp.	116,180	1,278
*	Kura Sushi USA Inc. Class A	14,009	1,224
*	Lindblad Expeditions Holdings Inc.	108,872	985
*	Soho House & Co. Inc.	137,338	934
*,1	Sonder Holdings Inc.	731,810	366
*	Vacasa Inc. Class A	502,609	303
*	F45 Training Holdings Inc.	76,141	4
			1,206,516
Household Durables (4.9%)
	DR Horton Inc.	375,919	44,742
	Lennar Corp. Class A	304,389	36,250
*	NVR Inc.	3,951	25,197
	PulteGroup Inc.	272,505	22,362
	Garmin Ltd.	187,508	19,880
*	TopBuild Corp.	39,888	11,571
	Toll Brothers Inc.	138,139	11,318
	Tempur Sealy International Inc.	219,106	10,237
	Whirlpool Corp.	69,658	9,749
*	Mohawk Industries Inc.	70,738	7,172
	Meritage Homes Corp.	48,450	6,736
*	Taylor Morrison Home Corp.	137,262	6,506
	Newell Brands Inc.	529,513	5,602
	KB Home	109,036	5,539
*	Skyline Champion Corp.	74,439	5,305
	Leggett & Platt Inc.	181,327	5,113
	Installed Building Products Inc.	33,107	4,792
*	Tri Pointe Homes Inc.	140,561	4,371
	MDC Holdings Inc.	88,023	4,177
*	Helen of Troy Ltd.	33,873	4,164
*	M/I Homes Inc.	40,035	3,931
*	LGI Homes Inc.	30,716	3,781
*	Cavco Industries Inc.	11,679	3,264
	Century Communities Inc.	43,421	3,224
*	Sonos Inc.	191,944	2,645
*	Green Brick Partners Inc.	46,074	2,279
	La-Z-Boy Inc.	72,805	2,246
*	iRobot Corp.	48,752	1,896
*	Beazer Homes USA Inc.	56,555	1,658
*,1	Dream Finders Homes Inc. Class A	53,087	1,530
	Ethan Allen Interiors Inc.	48,094	1,509
*	GoPro Inc. Class A	327,937	1,192
*	Vizio Holding Corp. Class A	183,644	1,054
*	Lovesac Co.	45,335	1,039
	Cricut Inc. Class A	104,468	988
*	Traeger Inc.	210,499	941
*	Tupperware Brands Corp.	188,830	470
			284,430
Leisure Products (1.1%)
	Hasbro Inc.	166,217	11,968
*	Mattel Inc.	450,155	9,975
	Polaris Inc.	69,844	7,829
	Brunswick Corp.	91,770	7,261
*	YETI Holdings Inc.	116,580	5,823
		Shares	Market Value• ($000)
*	Topgolf Callaway Brands Corp.	215,991	3,767
*	Peloton Interactive Inc. Class A	471,184	3,006
	Acushnet Holdings Corp.	51,253	3,001
*	Vista Outdoor Inc.	90,975	2,661
*	Malibu Boats Inc. Class A	36,523	1,774
	Sturm Ruger & Co. Inc.	33,546	1,730
	Smith & Wesson Brands Inc.	105,816	1,242
*	Funko Inc. Class A	146,957	1,024
	Johnson Outdoors Inc. Class A	18,269	1,021
*,1	AMMO Inc.	431,028	987
*	Solo Brands Inc. Class A	148,470	830
	Clarus Corp.	110,021	791
*	Latham Group Inc.	189,935	703
			65,393
Specialty Retail (20.6%)
	Home Depot Inc.	1,191,022	393,395
	Lowe's Cos. Inc.	707,337	163,027
	TJX Cos. Inc.	1,368,443	126,554
*	O'Reilly Automotive Inc.	73,264	68,846
*	AutoZone Inc.	21,922	55,492
	Ross Stores Inc.	408,738	49,788
	Tractor Supply Co.	132,648	28,984
*	Ulta Beauty Inc.	60,373	25,057
	Best Buy Co. Inc.	240,691	18,401
*	CarMax Inc.	195,294	15,952
*	Burlington Stores Inc.	80,612	13,080
*	Floor & Decor Holdings Inc. Class A	126,150	12,577
*	Five Below Inc.	69,250	11,908
	Williams-Sonoma Inc.	81,603	11,522
	Lithia Motors Inc.	34,762	10,707
	Bath & Body Works Inc.	275,288	10,150
	Dick's Sporting Goods Inc.	78,637	9,149
*	RH	24,097	8,800
	Murphy USA Inc.	26,599	8,449
*,1	Carvana Co.	148,199	7,462
*	Wayfair Inc. Class A	103,089	7,124
*,1	GameStop Corp. Class A	359,684	6,672
*	AutoNation Inc.	42,227	6,633
	Valvoline Inc.	175,382	6,040
*	Asbury Automotive Group Inc.	25,886	5,954
	Academy Sports & Outdoors Inc.	102,141	5,574
	Advance Auto Parts Inc.	79,905	5,499
	Penske Automotive Group Inc.	32,791	5,388
	Group 1 Automotive Inc.	19,285	5,099
	Signet Jewelers Ltd.	59,966	4,497
	American Eagle Outfitters Inc.	262,854	4,458
*	Abercrombie & Fitch Co. Class A	77,930	4,189
*	Boot Barn Holdings Inc.	42,526	3,902
*	Chewy Inc. Class A	161,305	3,868
	Gap Inc.	325,086	3,764
*	Urban Outfitters Inc.	89,619	2,976
*	ODP Corp.	54,781	2,702
	Foot Locker Inc.	126,926	2,490
	Upbound Group Inc.	78,621	2,407
*	National Vision Holdings Inc.	127,313	2,331
*	Victoria's Secret & Co.	114,932	2,204
*	Overstock.com Inc.	80,300	2,097
	Winmark Corp.	5,309	2,020
		Shares	Market Value• ($000)
*	Sally Beauty Holdings Inc.	192,493	1,956
	Buckle Inc.	53,201	1,944
*	Leslie's Inc.	305,872	1,915
	Caleres Inc.	65,537	1,879
	Camping World Holdings Inc. Class A	75,658	1,871
	Monro Inc.	56,558	1,852
*	Warby Parker Inc. Class A	138,987	1,669
	Sonic Automotive Inc. Class A	30,770	1,641
	Guess? Inc.	66,341	1,596
*	America's Car-Mart Inc.	13,415	1,493
*	MarineMax Inc.	44,533	1,482
	Hibbett Inc.	30,563	1,415
*	Sleep Number Corp.	54,787	1,401
*	Chico's FAS Inc.	271,787	1,394
	Designer Brands Inc. Class A	128,393	1,349
*	Revolve Group Inc.	90,796	1,330
*	Arhaus Inc.	128,472	1,272
*	Genesco Inc.	35,957	1,233
	Arko Corp.	159,581	1,202
	Haverty Furniture Cos. Inc.	36,400	1,139
*,1	Stitch Fix Inc. Class A	258,298	1,134
*,1	EVgo Inc.	277,722	1,116
	Shoe Carnival Inc.	48,189	1,115
	Aaron's Co. Inc.	89,229	1,077
*	Zumiez Inc.	55,457	1,053
*	Petco Health & Wellness Co. Inc.	206,662	1,052
*	ThredUP Inc. Class A	262,295	1,044
*	Children's Place Inc.	37,666	999
*,1	OneWater Marine Inc. Class A	37,052	967
	PetMed Express Inc.	82,765	933
*	1-800-Flowers.com Inc. Class A	122,399	922
*	BARK Inc.	506,047	810
*,1	Sportsman's Warehouse Holdings Inc.	145,087	698
*	Lands' End Inc.	61,272	472
*	Conn's Inc.	79,696	333
			1,191,946
Textiles, Apparel & Luxury Goods (5.3%)
	NIKE Inc. Class B	1,463,599	148,863
*	Lululemon Athletica Inc.	138,733	52,893
*	Deckers Outdoor Corp.	32,154	17,012
	Tapestry Inc.	293,807	9,790
*	Skechers USA Inc. Class A	171,738	8,640
*	Capri Holdings Ltd.	160,192	8,409
	VF Corp.	422,857	8,356
*	Crocs Inc.	79,999	7,787
	PVH Corp.	82,265	6,877
	Ralph Lauren Corp.	53,434	6,232
	Columbia Sportswear Co.	52,799	3,872
	Carter's Inc.	53,933	3,860
	Steven Madden Ltd.	104,525	3,606
	Kontoor Brands Inc.	72,988	3,342
	Hanesbrands Inc.	537,120	2,820
	Oxford Industries Inc.	25,090	2,534
*	Under Armour Inc. Class A	314,048	2,399
*	Under Armour Inc. Class C	331,431	2,284
	Levi Strauss & Co. Class A	158,945	2,189
*	G-III Apparel Group Ltd.	81,322	1,614
*	Figs Inc. Class A	252,019	1,557
	Wolverine World Wide Inc.	173,875	1,405
	Movado Group Inc.	43,003	1,176

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
*	Allbirds Inc. Class A	458,129	591
*	Fossil Group Inc.	227,276	482
*,1	PLBY Group Inc.	262,628	341
			308,931
Total Common Stocks (Cost $5,324,547)			5,781,928
		Shares	Market Value• ($000)
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[2,3]	Vanguard Market Liquidity Fund, 5.384% (Cost $34,221)	342,314	34,228
Total Investments (100.4%) (Cost $5,358,768)			5,816,156
Other Assets and Liabilities—Net (-0.4%)			(21,123)
Net Assets (100.0%)			5,795,033
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $22,269,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $24,675,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
MercadoLibre Inc.	8/30/24	BANA	9,332	(5.320)	—	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
At August 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $710,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Statement of Assets and Liabilities
As of August 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $5,324,547)	5,781,928
Affiliated Issuers (Cost $34,221)	34,228
Total Investments in Securities	5,816,156
Investment in Vanguard	192
Cash	301
Receivables for Investment Securities Sold	98,197
Receivables for Accrued Income	5,996
Receivables for Capital Shares Issued	82
Unrealized Appreciation—Over-the-Counter Swap Contracts	—
Total Assets	5,920,924
Liabilities
Payables for Investment Securities Purchased	100,934
Collateral for Securities on Loan	24,675
Payables for Capital Shares Redeemed	35
Payables to Vanguard	247
Total Liabilities	125,891
Net Assets	5,795,033
1 Includes $22,269,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	5,828,793
Total Distributable Earnings (Loss)	(33,760)
Net Assets	5,795,033

ETF Shares—Net Assets
Applicable to 18,082,597 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,186,936
Net Asset Value Per Share—ETF Shares	$286.85

Admiral Shares—Net Assets
Applicable to 4,095,629 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	608,097
Net Asset Value Per Share—Admiral Shares	$148.47

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends	50,262
Interest[1]	263
Securities Lending—Net	2,095
Total Income	52,620
Expenses
The Vanguard Group—Note B
Investment Advisory Services	114
Management and Administrative— ETF Shares	3,780
Management and Administrative— Admiral Shares	455
Marketing and Distribution— ETF Shares	228
Marketing and Distribution— Admiral Shares	29
Custodian Fees	21
Auditing Fees	30
Shareholders’ Reports—ETF Shares	161
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	3
Other Expenses	23
Total Expenses	4,850
Expenses Paid Indirectly	(2)
Net Expenses	4,848
Net Investment Income	47,772
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	62,684
Swap Contracts	3,171
Realized Net Gain (Loss)	65,855
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	437,352
Swap Contracts	—
Change in Unrealized Appreciation (Depreciation)	437,352
Net Increase (Decrease) in Net Assets Resulting from Operations	550,979
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $263,000, $3,000, less than $1,000, and $5,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $215,606,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,772	52,090
Realized Net Gain (Loss)	65,855	927,803
Change in Unrealized Appreciation (Depreciation)	437,352	(2,398,610)
Net Increase (Decrease) in Net Assets Resulting from Operations	550,979	(1,418,717)
Distributions
ETF Shares	(42,420)	(64,707)
Admiral Shares	(4,965)	(7,212)
Total Distributions	(47,385)	(71,919)
Capital Share Transactions
ETF Shares	104,338	(678,371)
Admiral Shares	25,960	(80,670)
Net Increase (Decrease) from Capital Share Transactions	130,298	(759,041)
Total Increase (Decrease)	633,892	(2,249,677)
Net Assets
Beginning of Period	5,161,141	7,410,818
End of Period	5,795,033	5,161,141

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$256.97	$320.99	$246.86	$178.51	$180.85
Investment Operations
Net Investment Income[1]	2.493	2.329	1.724	1.998	2.052
Net Realized and Unrealized Gain (Loss) on Investments	29.853	(63.227)	76.697	68.603	(2.391)
Total from Investment Operations	32.346	(60.898)	78.421	70.601	(.339)
Distributions
Dividends from Net Investment Income	(2.466)	(3.122)	(4.291)	(2.251)	(2.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.466)	(3.122)	(4.291)	(2.251)	(2.001)
Net Asset Value, End of Period	$286.85	$256.97	$320.99	$246.86	$178.51
Total Return	12.75%	-19.11%	32.39%	39.98%	-0.14%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,187	$4,638	$6,658	$4,026	$3,049
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.99%	0.78%	0.60%	1.06%	1.20%
Portfolio Turnover Rate[3]	11%	9%	8%	10%	9%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$133.01	$166.15	$127.78	$92.40	$93.61
Investment Operations
Net Investment Income[1]	1.287	1.211	.889	1.033	1.058
Net Realized and Unrealized Gain (Loss) on Investments	15.450	(32.737)	39.704	35.512	(1.232)
Total from Investment Operations	16.737	(31.526)	40.593	36.545	(.174)
Distributions
Dividends from Net Investment Income	(1.277)	(1.614)	(2.223)	(1.165)	(1.036)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.277)	(1.614)	(2.223)	(1.165)	(1.036)
Net Asset Value, End of Period	$148.47	$133.01	$166.15	$127.78	$92.40
Total Return[2]	12.75%	-19.11%	32.39%	40.01%	-0.14%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$608	$523	$753	$437	$321
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.98%	0.79%	0.60%	1.06%	1.20%
Portfolio Turnover Rate[4]	11%	9%	8%	10%	9%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Notes to Financial Statements
Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three

Consumer Discretionary Index Fund
years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.  Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of

Consumer Discretionary Index Fund
trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $192,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	5,781,928	—	—	5,781,928
Temporary Cash Investments	34,228	—	—	34,228
Total	5,816,156	—	—	5,816,156
Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	215,465
Total Distributable Earnings (Loss)	(215,465)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Consumer Discretionary Index Fund
Amount ($000)
Undistributed Ordinary Income	12,725
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	440,142
Capital Loss Carryforwards	(486,627)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(33,760)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	47,385	71,919
Long-Term Capital Gains	—	—
Total	47,385	71,919
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,376,016
Gross Unrealized Appreciation	969,783
Gross Unrealized Depreciation	(529,641)
Net Unrealized Appreciation (Depreciation)	440,142
F.	During the year ended August 31, 2023, the fund purchased $1,466,259,000 of investment securities and sold $1,338,909,000 of investment securities, other than temporary cash investments. Purchases and sales include $926,911,000 and $819,248,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $9,071,000 and sales were $15,886,000, resulting in net realized loss of $5,131,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	947,780	3,535	1,566,104	5,181
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(843,442)	(3,500)	(2,244,475)	(7,875)
Net Increase (Decrease)—ETF Shares	104,338	35	(678,371)	(2,694)
Admiral Shares
Issued	154,826	1,153	200,157	1,252
Issued in Lieu of Cash Distributions	4,229	33	6,292	40
Redeemed	(133,095)	(1,026)	(287,119)	(1,886)
Net Increase (Decrease)—Admiral Shares	25,960	160	(80,670)	(594)

Consumer Discretionary Index Fund
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.

Consumer Staples Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Consumer Staples Index Fund ETF Shares Net Asset Value	4.65%	9.24%	9.31%	$24,352
Consumer Staples Index Fund ETF Shares Market Price	4.65	9.25	9.31	24,363
MSCI US Investable Market Consumer Staples 25/50 Index	4.69	9.34	9.41	24,579
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	32,022

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Consumer Staples Index Fund Admiral Shares	4.65%	9.26%	9.32%	$243,807
MSCI US Investable Market Consumer Staples 25/50 Index	4.69	9.34	9.41	245,792
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	320,217
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares Market Price	4.65%	55.61%	143.63%
Consumer Staples Index Fund ETF Shares Net Asset Value	4.65	55.57	143.52
MSCI US Investable Market Consumer Staples 25/50 Index	4.69	56.27	145.79
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund
Fund Allocation
As of August 31, 2023
Beverages	23.8%
Consumer Staples Distribution & Retail	26.4
Food Products	18.5
Household Products	19.2
Personal Care Products	4.2
Tobacco	7.9
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Consumer Staples Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Beverages (23.7%)
	Coca-Cola Co.	11,252,097	673,213
	PepsiCo Inc.	3,766,889	670,205
*	Monster Beverage Corp.	2,515,073	144,390
	Constellation Brands Inc. Class A	536,367	139,756
	Keurig Dr Pepper Inc.	2,697,689	90,777
	Brown-Forman Corp. Class B	1,049,319	69,391
	Molson Coors Beverage Co. Class B	681,626	43,276
*	Celsius Holdings Inc.	176,529	34,607
*	Boston Beer Co. Inc. Class A	48,776	17,824
	Coca-Cola Consolidated Inc.	24,725	17,280
	MGP Ingredients Inc.	103,783	12,444
*	National Beverage Corp.	190,453	9,772
*	Duckhorn Portfolio Inc.	489,300	6,087
*	Vita Coco Co. Inc.	180,972	5,120
*,1	Vintage Wine Estates Inc.	407,856	339
			1,934,481
Consumer Staples Distribution & Retail (26.3%)
	Costco Wholesale Corp.	1,210,992	665,174
	Walmart Inc.	4,033,034	655,812
	Target Corp.	1,211,916	153,368
	Sysco Corp.	1,643,898	114,497
	Kroger Co.	2,218,411	102,912
	Dollar General Corp.	516,970	71,600
	Walgreens Boots Alliance Inc.	2,450,337	62,018
*	Dollar Tree Inc.	483,323	59,139
*	Performance Food Group Co.	587,688	36,513
	Casey's General Stores Inc.	141,432	34,567
*	BJ's Wholesale Club Holdings Inc.	499,455	33,658
*	US Foods Holding Corp.	790,986	31,980
	Albertsons Cos. Inc. Class A	1,186,910	26,587
*	Sprouts Farmers Market Inc.	486,546	19,846
*	Grocery Outlet Holding Corp.	487,273	15,032
	PriceSmart Inc.	165,879	13,184
	Andersons Inc.	252,719	12,980
	Weis Markets Inc.	144,466	9,372
	Ingles Markets Inc. Class A	119,007	9,298
*	Chefs' Warehouse Inc.	294,241	8,398
*	United Natural Foods Inc.	374,674	7,542
	SpartanNash Co.	343,284	7,470
			2,150,947
		Shares	Market Value• ($000)
Food Products (18.4%)
	Mondelez International Inc. Class A	4,268,075	304,143
	Archer-Daniels-Midland Co.	1,763,122	139,816
	General Mills Inc.	1,874,944	126,859
	Hershey Co.	475,441	102,153
	Kraft Heinz Co.	2,181,225	72,177
	McCormick & Co. Inc.	840,073	68,953
	Bunge Ltd.	528,946	60,469
	Kellogg Co.	924,312	56,402
	J M Smucker Co.	368,247	53,377
	Tyson Foods Inc. Class A	1,001,038	53,325
	Conagra Brands Inc.	1,637,369	48,925
	Lamb Weston Holdings Inc.	501,607	48,862
	Hormel Foods Corp.	1,080,390	41,692
*	Darling Ingredients Inc.	586,556	36,226
	Campbell Soup Co.	715,260	29,826
	Ingredion Inc.	257,620	26,512
*	Post Holdings Inc.	234,544	21,041
	Flowers Foods Inc.	855,813	20,163
*	Hostess Brands Inc.	649,713	18,504
*	Freshpet Inc.	242,668	18,324
*	Simply Good Foods Co.	453,930	16,378
	Lancaster Colony Corp.	88,997	14,701
	J & J Snack Foods Corp.	86,480	14,021
*	TreeHouse Foods Inc.	276,844	12,879
	Cal-Maine Foods Inc.	254,466	12,161
*	Pilgrim's Pride Corp.	373,081	9,387
	Utz Brands Inc.	582,234	8,990
	Fresh Del Monte Produce Inc.	349,648	8,933
*	Sovos Brands Inc.	393,797	8,821
[1]	B&G Foods Inc.	655,396	8,382
	John B Sanfilippo & Son Inc.	82,595	8,288
*,1	Beyond Meat Inc.	593,481	7,003
	Calavo Growers Inc.	205,352	6,768
	Tootsie Roll Industries Inc.	198,495	6,382
*	Hain Celestial Group Inc.	559,444	5,924
*	Mission Produce Inc.	513,457	4,888
*	Vital Farms Inc.	264,266	3,113
*,1	Benson Hill Inc.	1,482,361	947
			1,505,715
Household Products (19.2%)
	Procter & Gamble Co.	6,673,722	1,030,022
	Colgate-Palmolive Co.	2,505,939	184,111
	Kimberly-Clark Corp.	1,079,316	139,048
	Church & Dwight Co. Inc.	814,784	78,847
	Clorox Co.	356,607	55,791
	Spectrum Brands Holdings Inc.	211,066	17,555
	WD-40 Co.	73,745	15,846
	Energizer Holdings Inc.	385,888	13,255
*	Central Garden & Pet Co. Class A	304,657	12,430
		Shares	Market Value• ($000)
	Reynolds Consumer Products Inc.	412,860	11,267
*	Central Garden & Pet Co.	112,703	4,975
			1,563,147
Personal Care Products (4.2%)
	Estee Lauder Cos. Inc. Class A	742,697	119,225
	Kenvue Inc.	3,596,127	82,891
*	elf Beauty Inc.	224,353	31,120
*	BellRing Brands Inc.	584,980	24,277
*	Coty Inc. Class A	1,726,603	19,959
	Inter Parfums Inc.	105,235	14,704
	Edgewell Personal Care Co.	291,482	11,240
*	Herbalife Ltd.	652,686	9,803
*	USANA Health Sciences Inc.	131,962	8,484
	Nu Skin Enterprises Inc. Class A	306,787	7,329
	Medifast Inc.	85,988	7,252
*	Beauty Health Co.	845,551	5,209
*,1	Veru Inc.	761,130	792
*	Olaplex Holdings Inc.	29,389	80
			342,365
Tobacco (7.9%)
	Philip Morris International Inc.	3,872,359	371,979
	Altria Group Inc.	5,623,773	248,683
	Vector Group Ltd.	964,744	10,332
	Universal Corp.	192,051	9,146
	Turning Point Brands Inc.	195,141	4,804
			644,944
Total Common Stocks (Cost $7,468,573)			8,141,599
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 5.384% (Cost $24,139)	241,455	24,143
Total Investments (100.0%) (Cost $7,492,712)			8,165,742
Other Assets and Liabilities—Net (0.0%)			(1,628)
Net Assets (100.0%)			8,164,114
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,547,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $10,020,000 was received for securities on loan, of which $10,017,000 is held in Vanguard Market Liquidity Fund and $3,000 is held in cash.

Consumer Staples Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Clorox Co.	8/30/24	BANA	9,387	(5.320)	—	—
Kraft Heinz Co.	8/30/24	BANA	12,243	(5.320)	—	—
					—	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Statement of Assets and Liabilities
As of August 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,468,573)	8,141,599
Affiliated Issuers (Cost $24,139)	24,143
Total Investments in Securities	8,165,742
Investment in Vanguard	281
Cash	3
Cash Collateral Pledged—Over-the-Counter Swap Contracts	1,080
Receivables for Investment Securities Sold	10,433
Receivables for Accrued Income	18,280
Receivables for Capital Shares Issued	545
Unrealized Appreciation—Over-the-Counter Swap Contracts	—
Total Assets	8,196,364
Liabilities
Due to Custodian	822
Payables for Investment Securities Purchased	20,572
Collateral for Securities on Loan	10,020
Payables for Capital Shares Redeemed	478
Payables to Vanguard	358
Total Liabilities	32,250
Net Assets	8,164,114
1 Includes $8,547,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	7,790,741
Total Distributable Earnings (Loss)	373,373
Net Assets	8,164,114

ETF Shares—Net Assets
Applicable to 36,067,647 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,940,279
Net Asset Value Per Share—ETF Shares	$192.42

Admiral Shares—Net Assets
Applicable to 12,898,925 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,223,835
Net Asset Value Per Share—Admiral Shares	$94.88

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends	207,002
Interest[1]	496
Securities Lending—Net	5,385
Total Income	212,883
Expenses
The Vanguard Group—Note B
Investment Advisory Services	187
Management and Administrative— ETF Shares	5,872
Management and Administrative— Admiral Shares	1,096
Marketing and Distribution— ETF Shares	316
Marketing and Distribution— Admiral Shares	69
Custodian Fees	80
Auditing Fees	30
Shareholders’ Reports—ETF Shares	287
Shareholders’ Reports—Admiral Shares	21
Trustees’ Fees and Expenses	4
Other Expenses	22
Total Expenses	7,984
Expenses Paid Indirectly	(3)
Net Expenses	7,981
Net Investment Income	204,902
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	229,160
Swap Contracts	(2,277)
Realized Net Gain (Loss)	226,883
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(95,399)
Swap Contracts	(71)
Change in Unrealized Appreciation (Depreciation)	(95,470)
Net Increase (Decrease) in Net Assets Resulting from Operations	336,315
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $495,000, $9,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $343,788,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	204,902	171,173
Realized Net Gain (Loss)	226,883	423,016
Change in Unrealized Appreciation (Depreciation)	(95,470)	(412,612)
Net Increase (Decrease) in Net Assets Resulting from Operations	336,315	181,577
Distributions
ETF Shares	(169,896)	(141,845)
Admiral Shares	(30,958)	(22,409)
Total Distributions	(200,854)	(164,254)
Capital Share Transactions
ETF Shares	81,812	813,055
Admiral Shares	(25,525)	387,987
Net Increase (Decrease) from Capital Share Transactions	56,287	1,201,042
Total Increase (Decrease)	191,748	1,218,365
Net Assets
Beginning of Period	7,972,366	6,754,001
End of Period	8,164,114	7,972,366

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$188.63	$187.61	$167.31	$154.72	$140.13
Investment Operations
Net Investment Income[1]	4.909	4.356	4.385	3.992	3.896
Net Realized and Unrealized Gain (Loss) on Investments	3.705	.907	20.341	12.658	14.346
Total from Investment Operations	8.614	5.263	24.726	16.650	18.242
Distributions
Dividends from Net Investment Income	(4.824)	(4.243)	(4.427)	(4.060)	(3.652)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.824)	(4.243)	(4.427)	(4.060)	(3.652)
Net Asset Value, End of Period	$192.42	$188.63	$187.61	$167.31	$154.72
Total Return	4.65%	2.83%	15.01%	11.01%	13.24%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,940	$6,747	$5,908	$5,712	$5,296
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.57%	2.27%	2.50%	2.58%	2.71%
Portfolio Turnover Rate[3]	9%	5%	8%	3%	6%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$93.01	$92.51	$82.50	$76.29	$69.09
Investment Operations
Net Investment Income[1]	2.416	2.147	2.160	1.973	1.923
Net Realized and Unrealized Gain (Loss) on Investments	1.831	.448	10.032	6.239	7.076
Total from Investment Operations	4.247	2.595	12.192	8.212	8.999
Distributions
Dividends from Net Investment Income	(2.377)	(2.095)	(2.183)	(2.002)	(1.799)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.377)	(2.095)	(2.183)	(2.002)	(1.799)
Net Asset Value, End of Period	$94.88	$93.01	$92.51	$82.50	$76.29
Total Return[2]	4.65%	2.85%	15.04%	11.03%	13.24%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,224	$1,225	$846	$791	$710
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.56%	2.27%	2.50%	2.59%	2.71%
Portfolio Turnover Rate[4]	9%	5%	8%	3%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Notes to Financial Statements
Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Consumer Staples Index Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.  Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Consumer Staples Index Fund
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $281,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	8,141,599	—	—	8,141,599
Temporary Cash Investments	24,143	—	—	24,143
Total	8,165,742	—	—	8,165,742
Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	343,452
Total Distributable Earnings (Loss)	(343,452)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Consumer Staples Index Fund
Amount ($000)
Undistributed Ordinary Income	32,466
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	666,145
Capital Loss Carryforwards	(325,238)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	373,373
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	200,854	164,254
Long-Term Capital Gains	—	—
Total	200,854	164,254
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments  based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,499,597
Gross Unrealized Appreciation	1,232,212
Gross Unrealized Depreciation	(566,067)
Net Unrealized Appreciation (Depreciation)	666,145
F.	During the year ended August 31, 2023, the fund purchased $1,837,807,000 of investment securities and sold $1,794,046,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,096,679,000 and $1,102,029,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $5,105,000 and sales were $11,619,000, resulting in net realized loss of $1,836,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,190,077	6,226	2,200,339	11,477
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,108,265)	(5,925)	(1,387,284)	(7,200)
Net Increase (Decrease)—ETF Shares	81,812	301	813,055	4,277
Admiral Shares
Issued	326,126	3,468	636,063	6,644
Issued in Lieu of Cash Distributions	27,369	295	18,698	204
Redeemed	(379,020)	(4,040)	(266,774)	(2,818)
Net Increase (Decrease)—Admiral Shares	(25,525)	(277)	387,987	4,030

Consumer Staples Index Fund
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.

Energy Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Energy Index Fund ETF Shares Net Asset Value	14.51%	8.10%	4.13%	$14,992
Energy Index Fund ETF Shares Market Price	14.50	8.11	4.13	14,992
MSCI US Investable Market Energy 25/50 Index	14.72	8.22	4.27	15,197
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	32,022

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Energy Index Fund Admiral Shares	14.58%	8.15%	4.16%	$150,288
MSCI US Investable Market Energy 25/50 Index	14.72	8.22	4.27	151,969
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	320,217
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Energy Index Fund ETF Shares Market Price	14.50%	47.67%	49.92%
Energy Index Fund ETF Shares Net Asset Value	14.51	47.64	49.92
MSCI US Investable Market Energy 25/50 Index	14.72	48.43	51.97
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Energy Index Fund
Fund Allocation
As of August 31, 2023
Coal & Consumable Fuels	0.4%
Integrated Oil & Gas	39.9
Oil & Gas Drilling	1.3
Oil & Gas Equipment & Services	10.7
Oil & Gas Exploration & Production	28.7
Oil & Gas Refining & Marketing	9.3
Oil & Gas Storage & Transportation	9.7
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Energy Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Coal & Consumable Fuels (0.4%)
	CONSOL Energy Inc.	177,812	15,299
	Peabody Energy Corp.	682,717	14,733
*,1	Uranium Energy Corp.	1,880,123	8,122
*	Centrus Energy Corp. Class A	65,767	3,121
	Enviva Inc.	142,002	1,307
			42,582
Integrated Oil & Gas (39.7%)
	Exxon Mobil Corp.	21,175,341	2,354,486
	Chevron Corp.	9,503,985	1,531,092
	Occidental Petroleum Corp.	3,503,413	219,979
			4,105,557
Oil & Gas Drilling (1.3%)
*	Transocean Ltd. (XNYS)	3,612,372	29,549
	Noble Corp. plc	544,462	28,715
*	Valaris Ltd.	334,601	25,202
	Helmerich & Payne Inc.	537,009	21,475
	Patterson-UTI Energy Inc.	955,130	13,505
*	Diamond Offshore Drilling Inc.	531,310	7,901
*	Nabors Industries Ltd. (XNYS)	47,507	5,259
			131,606
Oil & Gas Equipment & Services (10.7%)
	Schlumberger NV	7,466,353	440,216
	Baker Hughes Co.	5,303,031	191,917
	Halliburton Co.	4,725,888	182,514
	TechnipFMC plc	2,312,949	44,039
	NOV Inc.	2,062,337	43,577
	ChampionX Corp.	1,036,975	37,425
*	Weatherford International plc	358,549	31,739
	Cactus Inc. Class A	337,746	18,015
*	Tidewater Inc.	253,313	16,473
	Liberty Energy Inc.	848,597	13,535
*	NexTier Oilfield Solutions Inc.	1,184,564	12,568
*	Oceaneering International Inc.	528,252	12,039
*	Expro Group Holdings NV	483,895	11,376
	Archrock Inc.	739,259	9,455
*	Helix Energy Solutions Group Inc.	754,455	7,650
	Core Laboratories Inc.	244,611	5,881
*	US Silica Holdings Inc.	403,963	4,981
*	Dril-Quip Inc.	170,171	4,693
*	ProPetro Holding Corp.	453,034	4,367
	RPC Inc.	453,678	3,625
	Select Water Solutions Inc.	442,732	3,564
*	DMC Global Inc.	103,337	2,482
*	Bristow Group Inc.	88,082	2,440
		Shares	Market Value• ($000)
*	ProFrac Holding Corp. Class A	100,008	1,100
			1,105,671
Oil & Gas Exploration & Production (28.5%)
	ConocoPhillips	6,338,682	754,493
	EOG Resources Inc.	3,063,659	394,048
	Pioneer Natural Resources Co.	1,224,375	291,316
	Hess Corp.	1,247,578	192,751
	Devon Energy Corp.	3,361,360	171,732
	Diamondback Energy Inc.	901,159	136,778
	Coterra Energy Inc.	3,967,610	111,847
	Marathon Oil Corp.	3,235,054	85,244
	APA Corp.	1,616,479	70,866
	EQT Corp.	1,594,356	68,908
	Ovintiv Inc. (XNYS)	1,302,557	61,168
	Texas Pacific Land Corp.	32,234	60,753
	Chesapeake Energy Corp.	596,013	52,574
*	Antero Resources Corp.	1,493,501	41,325
	Range Resources Corp.	1,263,866	40,924
*	Southwestern Energy Co.	5,768,228	39,109
	Matador Resources Co.	593,059	37,659
	Murphy Oil Corp.	776,676	35,261
	Chord Energy Corp.	217,615	35,145
	SM Energy Co.	631,049	26,700
*	Denbury Inc.	262,475	24,037
	Civitas Resources Inc.	273,698	22,503
	Magnolia Oil & Gas Corp. Class A	945,623	21,560
*	CNX Resources Corp.	867,945	19,399
	Permian Resources Corp.	1,315,883	18,659
*	Kosmos Energy Ltd.	2,411,274	17,554
	Northern Oil and Gas Inc.	413,745	17,307
	California Resources Corp.	277,374	15,489
*	Talos Energy Inc.	658,237	11,335
*	Callon Petroleum Co.	285,755	11,210
	Sitio Royalties Corp. Class A	401,621	10,201
	Viper Energy Partners LP	339,777	9,453
*	Gulfport Energy Corp.	58,229	6,871
[1]	Comstock Resources Inc.	509,124	6,242
*	Earthstone Energy Inc. Class A	278,340	5,673
*	Vital Energy Inc.	87,742	5,290
	Kimbell Royalty Partners LP	340,622	5,229
[1]	Crescent Energy Co. Class A	318,562	4,342
*,1	Tellurian Inc.	2,802,777	3,139
	Berry Corp.	363,613	3,116
	Vitesse Energy Inc.	128,287	2,981
		Shares	Market Value• ($000)
*	W&T Offshore Inc.	537,382	2,192
			2,952,383
Oil & Gas Refining & Marketing (9.3%)
	Marathon Petroleum Corp.	2,222,516	317,309
	Phillips 66	2,403,645	274,400
	Valero Energy Corp.	1,893,723	245,995
	HF Sinclair Corp.	805,842	44,394
	PBF Energy Inc. Class A	594,288	27,866
*	Par Pacific Holdings Inc.	303,982	10,442
	Delek US Holdings Inc.	344,563	8,872
*	Green Plains Inc.	280,768	8,715
	World Kinect Corp.	325,687	7,133
	CVR Energy Inc.	158,090	5,169
*	Clean Energy Fuels Corp.	934,773	3,982
*	REX American Resources Corp.	82,067	3,241
*,1	Vertex Energy Inc.	439,866	1,865
*,1	Gevo Inc.	1,243,482	1,629
			961,012
Oil & Gas Storage & Transportation (9.7%)
	Williams Cos. Inc.	6,381,212	220,343
	Cheniere Energy Inc.	1,272,686	207,702
	Kinder Morgan Inc.	10,565,962	181,946
	ONEOK Inc.	2,343,798	152,815
	Targa Resources Corp.	1,124,711	97,006
	DTE Midstream LLC	507,337	26,529
	Antero Midstream Corp.	1,883,388	22,827
	Equitrans Midstream Corp.	2,267,673	21,770
*	EnLink Midstream LLC	1,343,546	16,714
*,1	Plains GP Holdings LP Class A	1,019,115	16,346
	Hess Midstream LP Class A	350,472	10,129
	New Fortress Energy Inc.	322,454	10,009
	International Seaways Inc.	179,295	7,704
[1]	Kinetik Holdings Inc.	95,560	3,355
*	NextDecade Corp.	314,693	1,910
	Excelerate Energy Inc. Class A	96,327	1,792
			998,897
Total Common Stocks (Cost $8,547,885)			10,297,708

Energy Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 5.384% (Cost $22,287)	222,918	22,290
Total Investments (99.8%) (Cost $8,570,172)			10,319,998
Other Assets and Liabilities—Net (0.2%)			20,294
Net Assets (100.0%)			10,340,292
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $18,515,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $22,175,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
EQT Corp.	8/30/24	BANA	12,966	(5.320)	—	—
Hess Corp.	1/31/24	GSI	31,114	(5.320)	—	(288)
					—	(288)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Statement of Assets and Liabilities
As of August 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $8,547,885)	10,297,708
Affiliated Issuers (Cost $22,287)	22,290
Total Investments in Securities	10,319,998
Investment in Vanguard	335
Cash Collateral Pledged—Over-the-Counter Swap Contracts	500
Receivables for Investment Securities Sold	213,894
Receivables for Accrued Income	43,977
Receivables for Capital Shares Issued	876
Total Assets	10,579,580
Liabilities
Due to Custodian	4,165
Payables for Investment Securities Purchased	206,321
Collateral for Securities on Loan	22,175
Payables for Capital Shares Redeemed	5,890
Payables to Vanguard	449
Unrealized Depreciation—Over-the-Counter Swap Contracts	288
Total Liabilities	239,288
Net Assets	10,340,292
1 Includes $18,515,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	10,023,769
Total Distributable Earnings (Loss)	316,523
Net Assets	10,340,292

ETF Shares—Net Assets
Applicable to 67,726,867 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,440,003
Net Asset Value Per Share—ETF Shares	$124.62

Admiral Shares—Net Assets
Applicable to 30,524,869 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,900,289
Net Asset Value Per Share—Admiral Shares	$62.25

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	365,323
Interest[2]	1,131
Securities Lending—Net	358
Total Income	366,812
Expenses
The Vanguard Group—Note B
Investment Advisory Services	233
Management and Administrative— ETF Shares	6,971
Management and Administrative— Admiral Shares	1,781
Marketing and Distribution— ETF Shares	423
Marketing and Distribution— Admiral Shares	109
Custodian Fees	71
Auditing Fees	30
Shareholders’ Reports—ETF Shares	321
Shareholders’ Reports—Admiral Shares	19
Trustees’ Fees and Expenses	5
Other Expenses	22
Total Expenses	9,985
Expenses Paid Indirectly	(24)
Net Expenses	9,961
Net Investment Income	356,851
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	703,820
Futures Contracts	13
Swap Contracts	10,594
Realized Net Gain (Loss)	714,427
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	240,694
Swap Contracts	(3,096)
Change in Unrealized Appreciation (Depreciation)	237,598
Net Increase (Decrease) in Net Assets Resulting from Operations	1,308,876
1	Dividends are net of foreign withholding taxes of $1,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,131,000, $10,000, less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $852,247,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	356,851	329,927
Realized Net Gain (Loss)	714,427	1,348,925
Change in Unrealized Appreciation (Depreciation)	237,598	2,695,802
Net Increase (Decrease) in Net Assets Resulting from Operations	1,308,876	4,374,654
Distributions
ETF Shares	(311,564)	(276,138)
Admiral Shares	(77,509)	(61,049)
Total Distributions	(389,073)	(337,187)
Capital Share Transactions
ETF Shares	(162,937)	(248,367)
Admiral Shares	(222,832)	111,245
Net Increase (Decrease) from Capital Share Transactions	(385,769)	(137,122)
Total Increase (Decrease)	534,034	3,900,345
Net Assets
Beginning of Period	9,806,258	5,905,913
End of Period	10,340,292	9,806,258

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$113.45	$67.99	$47.90	$75.75	$103.13
Investment Operations
Net Investment Income[1]	4.205	3.625	2.802	2.957	2.769
Net Realized and Unrealized Gain (Loss) on Investments	11.554	45.526	19.789	(28.064)	(27.449)
Total from Investment Operations	15.759	49.151	22.591	(25.107)	(24.680)
Distributions
Dividends from Net Investment Income	(4.589)	(3.691)	(2.501)	(2.743)	(2.700)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.589)	(3.691)	(2.501)	(2.743)	(2.700)
Net Asset Value, End of Period	$124.62	$113.45	$67.99	$47.90	$75.75
Total Return	14.51%	74.07%	48.07%	-33.87%	-24.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,440	$7,862	$4,806	$2,720	$3,029
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.58%	3.80%	4.54%	4.91%	3.15%
Portfolio Turnover Rate[3]	9%	6%	5%	8%	7%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$56.67	$33.97	$23.93	$37.84	$51.52
Investment Operations
Net Investment Income[1]	2.095	1.829	1.435	1.461	1.388
Net Realized and Unrealized Gain (Loss) on Investments	5.777	22.715	9.855	(14.001)	(13.720)
Total from Investment Operations	7.872	24.544	11.290	(12.540)	(12.332)
Distributions
Dividends from Net Investment Income	(2.292)	(1.844)	(1.250)	(1.370)	(1.348)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.292)	(1.844)	(1.250)	(1.370)	(1.348)
Net Asset Value, End of Period	$62.25	$56.67	$33.97	$23.93	$37.84
Total Return[2]	14.58%	73.97%	48.18%	-33.82%	-24.33%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,900	$1,944	$1,100	$407	$468
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.57%	3.83%	4.52%	4.84%	3.15%
Portfolio Turnover Rate[4]	9%	6%	5%	8%	7%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Notes to Financial Statements
Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2023.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a

Energy Index Fund
counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.

Energy Index Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.  Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $335,000, representing less than 0.01% of the fund’s net assets and 0.13% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $24,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Energy Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	10,297,708	—	—	10,297,708
Temporary Cash Investments	22,290	—	—	22,290
Total	10,319,998	—	—	10,319,998
Derivative Financial Instruments
Liabilities
Swap Contracts	—	288	—	288
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	851,827
Total Distributable Earnings (Loss)	(851,827)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	62,476
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	1,701,204
Capital Loss Carryforwards	(1,447,157)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	316,523
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	389,073	337,187
Long-Term Capital Gains	—	—
Total	389,073	337,187
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,618,794
Gross Unrealized Appreciation	2,221,612
Gross Unrealized Depreciation	(520,408)
Net Unrealized Appreciation (Depreciation)	1,701,204

Energy Index Fund
F.	During the year ended August 31, 2023, the fund purchased $2,602,688,000 of investment securities and sold $3,009,302,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,563,037,000 and $2,125,458,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $4,795,000 and sales were $17,230,000, resulting in net realized loss of $1,464,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,972,280	16,850	3,288,003	35,250
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,135,217)	(18,425)	(3,536,370)	(36,625)
Net Increase (Decrease)—ETF Shares	(162,937)	(1,575)	(248,367)	(1,375)
Admiral Shares
Issued	706,787	12,005	1,232,945	24,911
Issued in Lieu of Cash Distributions	68,739	1,272	54,811	1,248
Redeemed	(998,358)	(17,057)	(1,176,511)	(24,249)
Net Increase (Decrease)—Admiral Shares	(222,832)	(3,780)	111,245	1,910
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.

Financials Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Financials Index Fund ETF Shares Net Asset Value	5.27%	5.52%	9.98%	$25,889
Financials Index Fund ETF Shares Market Price	5.27	5.53	9.99	25,903
MSCI US Investable Market Financials 25/50 Index	5.32	5.61	10.08	26,118
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	32,022

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Financials Index Fund Admiral Shares	5.27%	5.54%	9.99%	$259,053
MSCI US Investable Market Financials 25/50 Index	5.32	5.61	10.08	261,182
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	320,217
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares Market Price	5.27%	30.87%	159.03%
Financials Index Fund ETF Shares Net Asset Value	5.27	30.84	158.89
MSCI US Investable Market Financials 25/50 Index	5.32	31.40	161.18
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Financials Index Fund
Fund Allocation
As of August 31, 2023
Banks	25.6%
Capital Markets	23.4
Consumer Finance	4.0
Financial Services	28.7
Insurance	17.3
Mortgage Real Estate Investment Trusts (REITs)	1.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Financials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.0%)
Banks (25.3%)
	JPMorgan Chase & Co.	4,943,547	723,389
	Bank of America Corp.	12,133,613	347,871
	Wells Fargo & Co.	6,204,937	256,202
	Citigroup Inc.	3,294,048	136,011
	US Bancorp	2,593,997	94,759
	PNC Financial Services Group Inc.	675,425	81,544
	Truist Financial Corp.	2,254,111	68,863
	M&T Bank Corp.	280,906	35,127
	Fifth Third Bancorp	1,153,299	30,620
	Regions Financial Corp.	1,590,303	29,166
	Huntington Bancshares Inc.	2,439,913	27,059
	First Citizens BancShares Inc. Class A	18,261	24,842
	Citizens Financial Group Inc.	818,864	23,035
	KeyCorp	1,579,902	17,900
	New York Community Bancorp Inc.	1,219,556	14,976
	East West Bancorp Inc.	239,119	13,233
	Webster Financial Corp.	295,170	12,518
	First Horizon Corp.	896,186	11,247
	Comerica Inc.	222,105	10,685
	Commerce Bancshares Inc.	200,445	9,840
	Cullen/Frost Bankers Inc.	103,612	9,794
	SouthState Corp.	128,176	9,267
	Prosperity Bancshares Inc.	158,844	9,024
	Zions Bancorp NA	250,320	8,886
	Western Alliance Bancorp	176,051	8,804
	Pinnacle Financial Partners Inc.	129,563	8,624
	Popular Inc.	121,706	8,310
	Wintrust Financial Corp.	103,498	8,032
	Synovus Financial Corp.	247,015	7,648
	Old National Bancorp	494,862	7,552
	Bank OZK	183,651	7,377
	Home BancShares Inc.	327,410	7,262
	Columbia Banking System Inc.	352,428	7,218
	FNB Corp.	611,138	7,108
	Cadence Bank	308,199	7,052
	United Bankshares Inc.	228,339	6,868
	Valley National Bancorp	729,886	6,700
	First Financial Bankshares Inc.	229,238	6,584
	Hancock Whitney Corp.	146,914	6,060
	Glacier Bancorp Inc.	187,664	5,669
	United Community Banks Inc.	199,496	5,386
*	Texas Capital Bancshares Inc.	81,612	5,096
	UMB Financial Corp.	77,819	4,919
	ServisFirst Bancshares Inc.	87,340	4,895
		Shares	Market Value• ($000)
	Ameris Bancorp	111,567	4,546
	Associated Banc-Corp.	255,587	4,429
	Community Bank System Inc.	91,134	4,333
	International Bancshares Corp.	94,561	4,234
	BOK Financial Corp.	50,707	4,214
	First BanCorp (XNYS)	303,944	4,213
	Cathay General Bancorp	116,361	4,146
	CVB Financial Corp.	235,571	4,113
	First Hawaiian Inc.	216,274	4,090
	WSFS Financial Corp.	103,795	4,079
	Independent Bank Corp. (XNGS)	75,175	4,061
	First Interstate BancSystem Inc. Class A	149,979	3,886
	Simmons First National Corp. Class A	215,361	3,838
*	Axos Financial Inc.	89,013	3,836
	Fulton Financial Corp.	282,526	3,766
	Atlantic Union Bankshares Corp.	126,778	3,764
	Pacific Premier Bancorp Inc.	162,001	3,729
	Bank of Hawaii Corp.	67,317	3,618
	Eastern Bankshares Inc.	268,276	3,611
	BancFirst Corp.	36,158	3,456
*	Bancorp Inc.	93,640	3,438
	Seacoast Banking Corp. of Florida	143,207	3,381
	First Financial Bancorp	161,070	3,347
	BankUnited Inc.	125,930	3,306
	Washington Federal Inc.	111,386	3,027
	First Merchants Corp.	100,741	3,006
	Towne Bank	118,719	2,802
	Park National Corp.	27,462	2,795
	NBT Bancorp Inc.	79,558	2,738
	Independent Bank Group Inc.	62,887	2,654
	Renasant Corp.	94,737	2,638
	WesBanco Inc.	100,155	2,540
	Banner Corp.	57,886	2,521
	Hilltop Holdings Inc.	81,972	2,491
	Enterprise Financial Services Corp.	63,075	2,442
	OFG Bancorp	80,686	2,433
*	Triumph Financial Inc.	37,334	2,398
	Northwest Bancshares Inc.	215,040	2,365
	City Holding Co.	25,137	2,297
	Lakeland Financial Corp.	43,910	2,289
	First Commonwealth Financial Corp.	174,509	2,281
	Trustmark Corp.	98,207	2,263
	Pathward Financial Inc.	44,565	2,196
	Stock Yards Bancorp Inc.	46,876	2,147
	Heartland Financial USA Inc.	68,189	2,089
	First Bancorp (XNGS)	69,020	2,046
	Westamerica BanCorp	45,486	2,003
		Shares	Market Value• ($000)
	Provident Financial Services Inc.	121,121	1,996
	Hope Bancorp Inc.	202,715	1,960
	FB Financial Corp.	63,201	1,920
	S&T Bancorp Inc.	66,083	1,872
	TriCo Bancshares	53,549	1,839
	Live Oak Bancshares Inc.	55,949	1,809
	First Busey Corp.	88,926	1,796
*	Customers Bancorp Inc.	50,682	1,781
	Veritex Holdings Inc.	91,518	1,721
	Nicolet Bankshares Inc.	22,273	1,689
	OceanFirst Financial Corp.	100,135	1,689
	Stellar Bancorp Inc.	76,174	1,620
	National Bank Holdings Corp. Class A	50,829	1,603
	PacWest Bancorp	199,598	1,587
	Sandy Spring Bancorp Inc.	71,234	1,584
	Berkshire Hills Bancorp Inc.	75,275	1,573
	Origin Bancorp Inc.	49,462	1,518
	Southside Bancshares Inc.	50,179	1,510
	QCR Holdings Inc.	28,371	1,488
	Preferred Bank	23,433	1,455
	German American Bancorp Inc.	49,845	1,442
	Brookline Bancorp Inc.	150,457	1,440
	Lakeland Bancorp Inc.	104,241	1,408
	1st Source Corp.	31,339	1,401
	Peoples Bancorp Inc.	52,482	1,352
	First Bancshares Inc.	46,637	1,324
	Eagle Bancorp Inc.	52,812	1,271
	Dime Community Bancshares Inc.	59,062	1,259
	Capitol Federal Financial Inc.	218,794	1,241
	ConnectOne Bancorp Inc.	62,912	1,203
	Premier Financial Corp.	60,185	1,134
	Banc of California Inc.	89,450	1,121
	Tompkins Financial Corp.	21,107	1,096
	Heritage Financial Corp.	59,396	1,023
*	Columbia Financial Inc.	54,704	939
	Community Trust Bancorp Inc.	25,940	921
	TrustCo Bank Corp. NY	32,144	915
	Heritage Commerce Corp.	103,200	895
	Hanmi Financial Corp.	51,598	894
	Univest Financial Corp.	49,599	892
*	Coastal Financial Corp.	20,035	883
	Byline Bancorp Inc.	41,404	877
	First Mid Bancshares Inc.	31,251	874
	First Community Bankshares Inc.	28,163	871
	Mercantile Bank Corp.	25,832	862
	Amerant Bancorp Inc.	45,035	845
	Great Southern Bancorp Inc.	16,599	838

Financials Index Fund
		Shares	Market Value• ($000)
	Horizon Bancorp Inc.	73,730	825
	Camden National Corp.	24,674	809
	Washington Trust Bancorp Inc.	28,663	803
	Midland States Bancorp Inc.	35,773	794
*	CrossFirst Bankshares Inc.	73,832	794
	Central Pacific Financial Corp.	45,655	775
	Kearny Financial Corp.	102,838	762
*	Metropolitan Bank Holding Corp.	19,059	759
	Northfield Bancorp Inc.	71,041	749
	Peapack-Gladstone Financial Corp.	27,133	740
	HarborOne Bancorp Inc.	73,364	731
	Southern Missouri Bancorp Inc.	17,098	723
	First Financial Corp.	19,300	709
	Cambridge Bancorp	13,281	707
	First Foundation Inc.	85,927	675
	Flushing Financial Corp.	43,311	612
*	Carter Bankshares Inc.	40,439	579
	SmartFinancial Inc.	24,287	553
	Hingham Institution for Savings	2,767	551
	Amalgamated Financial Corp.	28,394	509
	Arrow Financial Corp.	27,943	492
	Bank of Marin Bancorp	24,357	458
	Capstar Financial Holdings Inc.	31,066	406
	HomeStreet Inc.	25,820	244
			2,371,907
Capital Markets (23.2%)
	S&P Global Inc.	554,895	216,886
	Goldman Sachs Group Inc.	562,503	184,338
	Morgan Stanley	2,119,280	180,457
	BlackRock Inc.	253,388	177,508
	Charles Schwab Corp.	2,543,946	150,474
	Blackstone Inc.	1,194,605	127,070
	CME Group Inc.	608,557	123,342
	Intercontinental Exchange Inc.	946,085	111,629
	Moody's Corp.	279,478	94,128
	MSCI Inc.	135,483	73,651
	KKR & Co. Inc.	1,022,523	64,225
	Ameriprise Financial Inc.	176,334	59,527
	Bank of New York Mellon Corp.	1,318,525	59,162
	T Rowe Price Group Inc.	379,548	42,597
	State Street Corp.	564,856	38,828
	Raymond James Financial Inc.	340,133	35,574
	Nasdaq Inc.	580,498	30,465
	LPL Financial Holdings Inc.	131,223	30,259
	FactSet Research Systems Inc.	64,648	28,213
	Ares Management Corp. Class A	271,408	28,074
	Cboe Global Markets Inc.	178,904	26,784
	Northern Trust Corp.	352,061	26,781
*	Coinbase Global Inc. Class A	284,245	22,626
	Tradeweb Markets Inc. Class A	184,107	15,912
	Interactive Brokers Group Inc. Class A	174,288	15,874
		Shares	Market Value• ($000)
	MarketAxess Holdings Inc.	63,653	15,336
	Franklin Resources Inc.	507,907	13,581
	SEI Investments Co.	191,589	11,890
	Carlyle Group Inc.	367,526	11,889
	Stifel Financial Corp.	178,975	11,637
	Morningstar Inc.	43,312	10,077
	Jefferies Financial Group Inc.	279,877	9,989
	Invesco Ltd.	582,489	9,273
	Houlihan Lokey Inc.	85,581	9,015
	Evercore Inc. Class A	61,428	8,603
	Affiliated Managers Group Inc.	61,196	8,201
*	Robinhood Markets Inc. Class A	720,866	7,850
	Blue Owl Capital Inc.	603,064	7,207
	Janus Henderson Group plc	224,200	6,159
	Moelis & Co. Class A	112,438	5,331
*,1	Focus Financial Partners Inc. Class A	100,249	5,313
	Hamilton Lane Inc. Class A	55,400	5,141
	Federated Hermes Inc.	143,494	4,988
	Piper Sandler Cos.	30,153	4,492
	Artisan Partners Asset Management Inc. Class A	114,815	4,411
	PJT Partners Inc. Class A	39,900	3,152
*,2	Freedom Holding Corp.	30,296	2,979
	Cohen & Steers Inc.	45,636	2,975
*	StoneX Group Inc.	31,450	2,952
	Virtu Financial Inc. Class A	152,439	2,857
	StepStone Group Inc. Class A	90,072	2,780
	BGC Group Inc. Class A	545,532	2,695
	Virtus Investment Partners Inc.	12,425	2,573
	TPG Inc.	90,383	2,542
*	Donnelley Financial Solutions Inc.	42,115	2,075
	Victory Capital Holdings Inc. Class A	44,937	1,547
	B Riley Financial Inc.	29,155	1,493
	WisdomTree Inc.	189,406	1,383
*	Avantax Inc.	60,073	1,257
	Brightsphere Investment Group Inc.	54,801	1,135
*	Open Lending Corp. Class A	132,340	1,092
	P10 Inc. Class A	76,145	918
	Diamond Hill Investment Group Inc.	5,121	864
	Perella Weinberg Partners	68,155	718
	Bridge Investment Group Holdings Inc. Class A	49,669	501
	Associated Capital Group Inc. Class A	4,870	177
			2,173,432
Consumer Finance (4.0%)
	American Express Co.	1,068,699	168,844
	Capital One Financial Corp.	646,392	66,184
	Discover Financial Services	430,005	38,731
	Synchrony Financial	724,490	23,386
*	SoFi Technologies Inc.	1,513,807	13,110
	Ally Financial Inc.	458,001	12,682
		Shares	Market Value• ($000)
	OneMain Holdings Inc.	194,753	8,084
	FirstCash Holdings Inc.	65,112	5,816
*,2	Credit Acceptance Corp.	10,882	5,460
	SLM Corp.	366,928	5,225
*,2	Upstart Holdings Inc.	118,587	3,815
	Bread Financial Holdings Inc.	84,910	3,191
	Navient Corp.	161,000	2,842
*	PROG Holdings Inc.	80,094	2,747
*	Enova International Inc.	53,237	2,686
	Nelnet Inc. Class A	24,657	2,265
*	Encore Capital Group Inc.	39,537	1,853
*	PRA Group Inc.	66,069	1,287
*	LendingClub Corp.	180,216	1,254
*	Green Dot Corp. Class A	79,281	1,176
*	World Acceptance Corp.	5,693	767
*	NerdWallet Inc. Class A	57,261	515
*	LendingTree Inc.	19,243	364
*	Curo Group Holdings Corp.	37,634	41
			372,325
Financial Services (28.4%)
*	Berkshire Hathaway Inc. Class B	2,192,279	789,659
	Visa Inc. Class A	2,437,422	598,826
	Mastercard Inc. Class A	1,431,588	590,730
*	Fiserv Inc.	1,044,423	126,782
*	PayPal Holdings Inc.	1,793,199	112,093
	Apollo Global Management Inc.	672,220	58,712
	Global Payments Inc.	443,400	56,174
	Fidelity National Information Services Inc.	1,002,937	56,024
*	Block Inc. (XNYS)	921,417	53,120
*	FleetCor Technologies Inc.	118,518	32,205
	Jack Henry & Associates Inc.	123,330	19,336
	Equitable Holdings Inc.	604,011	17,395
*	WEX Inc.	72,441	14,211
	Voya Financial Inc.	166,211	11,582
*	Toast Inc. Class A	522,315	11,580
	Essent Group Ltd.	181,015	9,090
	MGIC Investment Corp.	485,674	8,538
	Western Union Co.	634,388	7,835
	Radian Group Inc.	265,332	7,185
*	Affirm Holdings Inc.	341,225	7,101
*	Euronet Worldwide Inc.	79,597	6,954
*	Mr Cooper Group Inc.	109,136	6,184
*	Remitly Global Inc.	210,365	5,291
	PennyMac Financial Services Inc.	71,938	5,163
*	Flywire Corp.	146,171	5,055
*	Shift4 Payments Inc. Class A	87,057	4,944
	Jackson Financial Inc. Class A	125,710	4,727
	Walker & Dunlop Inc.	53,573	4,572
	EVERTEC Inc.	110,096	4,356
*	Marqeta Inc. Class A	655,359	4,030
*	NMI Holdings Inc. Class A	134,214	3,841
*	Payoneer Global Inc.	455,672	2,821
*	AvidXchange Holdings Inc.	254,836	2,620
	Federal Agricultural Mortgage Corp. Class C	15,526	2,613
*	Cannae Holdings Inc.	122,530	2,405

Financials Index Fund
		Shares	Market Value• ($000)
	Compass Diversified Holdings	109,772	2,267
*,2	Rocket Cos. Inc. Class A	190,063	2,030
*	Repay Holdings Corp.	130,208	1,200
	A-Mark Precious Metals Inc.	31,812	1,085
*	International Money Express Inc.	60,755	1,051
*	I3 Verticals Inc. Class A	39,274	929
	Merchants Bancorp	29,164	851
	Cass Information Systems Inc.	22,110	848
*	Paymentus Holdings Inc. Class A	28,693	432
			2,664,447
Insurance (17.1%)
	Marsh & McLennan Cos. Inc.	836,732	163,154
	Chubb Ltd.	700,574	140,724
	Progressive Corp.	990,097	132,148
	Aon plc Class A (XNYS)	345,479	115,179
	Arthur J Gallagher & Co.	362,365	83,518
	Aflac Inc.	971,171	72,420
	American International Group Inc.	1,224,765	71,673
	MetLife Inc.	1,101,450	69,766
	Travelers Cos. Inc.	390,791	63,007
	Prudential Financial Inc.	617,947	58,501
	Allstate Corp.	444,520	47,924
	Hartford Financial Services Group Inc.	525,272	37,725
	Willis Towers Watson plc	180,037	37,225
	Principal Financial Group Inc.	410,157	31,873
*	Markel Group Inc.	21,438	31,705
	Brown & Brown Inc.	407,892	30,225
	Cincinnati Financial Corp.	266,026	28,143
*	Arch Capital Group Ltd.	355,590	27,331
	Everest Group Ltd.	72,443	26,129
	W R Berkley Corp.	353,603	21,874
	Loews Corp.	328,447	20,393
	Fidelity National Financial Inc.	437,207	18,100
	Globe Life Inc.	153,913	17,172
	Unum Group	334,183	16,439
	RenaissanceRe Holdings Ltd.	86,435	16,240
	Reinsurance Group of America Inc.	112,603	15,609
	Kinsale Capital Group Inc.	37,214	14,835
	American Financial Group Inc.	122,454	14,195
	Old Republic International Corp.	468,850	12,823
	Assurant Inc.	89,758	12,506
	Primerica Inc.	61,396	12,338
	Erie Indemnity Co. Class A	43,053	12,000
	First American Financial Corp.	174,842	10,784
	Selective Insurance Group Inc.	102,467	10,166
	RLI Corp.	69,187	9,100
*	Ryan Specialty Holdings Inc.	164,746	8,031
		Shares	Market Value• ($000)
	Axis Capital Holdings Ltd.	136,723	7,501
	Lincoln National Corp.	286,882	7,361
	White Mountains Insurance Group Ltd.	4,336	6,889
	Hanover Insurance Group Inc.	60,277	6,433
	American Equity Investment Life Holding Co.	105,185	5,646
	Assured Guaranty Ltd.	95,275	5,606
*	Brighthouse Financial Inc.	112,537	5,589
	Kemper Corp.	108,179	5,081
*	Enstar Group Ltd.	18,925	4,794
*	Genworth Financial Inc. Class A	806,582	4,670
	CNO Financial Group Inc.	194,164	4,543
*	BRP Group Inc. Class A	108,442	2,884
*	Goosehead Insurance Inc. Class A	36,977	2,583
*	Palomar Holdings Inc.	42,034	2,144
	Stewart Information Services Corp.	46,241	2,142
	Horace Mann Educators Corp.	68,981	1,977
*,2	Trupanion Inc.	62,494	1,858
	Employers Holdings Inc.	45,731	1,794
	Safety Insurance Group Inc.	25,314	1,743
	National Western Life Group Inc. Class A	3,760	1,709
	AMERISAFE Inc.	32,546	1,686
	Argo Group International Holdings Ltd.	56,284	1,674
*	SiriusPoint Ltd.	150,908	1,669
	ProAssurance Corp.	91,249	1,613
*	Oscar Health Inc. Class A	216,625	1,358
	Mercury General Corp.	46,728	1,337
*,2	Lemonade Inc.	87,805	1,208
	James River Group Holdings Ltd.	63,457	924
	United Fire Group Inc.	35,979	711
*	MBIA Inc.	83,844	662
	HCI Group Inc.	10,094	538
	Donegal Group Inc. Class A	27,649	404
*	Hagerty Inc. Class A	42,093	385
*	Hippo Holdings Inc.	20,549	205
			1,608,296
Mortgage Real Estate Investment Trusts (REITs) (1.0%)
	Annaly Capital Management Inc.	835,197	16,929
	Starwood Property Trust Inc.	527,457	10,776
	AGNC Investment Corp.	1,007,541	9,985
	Rithm Capital Corp.	818,284	8,437
	Blackstone Mortgage Trust Inc. Class A	276,966	6,099
	Arbor Realty Trust Inc.	306,028	4,884
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	177,212	3,964
	Ready Capital Corp.	269,420	2,942
		Shares	Market Value• ($000)
	Apollo Commercial Real Estate Finance Inc.	226,839	2,477
	Chimera Investment Corp.	392,420	2,374
	Two Harbors Investment Corp.	163,441	2,251
	Claros Mortgage Trust Inc.	188,728	2,150
	Ladder Capital Corp.	192,618	2,111
	PennyMac Mortgage Investment Trust	150,259	2,015
	Franklin BSP Realty Trust Inc. REIT	140,112	1,981
	MFA Financial Inc. REIT	172,362	1,889
	ARMOUR Residential REIT Inc.	325,869	1,600
	BrightSpire Capital Inc.	222,344	1,548
	Redwood Trust Inc.	192,677	1,543
	New York Mortgage Trust Inc.	154,551	1,471
	Ellington Financial Inc.	109,048	1,458
	KKR Real Estate Finance Trust Inc.	99,466	1,244
	Dynex Capital Inc.	90,069	1,167
	Ares Commercial Real Estate Corp.	83,261	862
	Invesco Mortgage Capital Inc. REIT	70,383	792
	Orchid Island Capital Inc.	75,158	721
	TPG RE Finance Trust Inc.	91,608	689
	Granite Point Mortgage Trust Inc.	89,313	477
			94,836
Total Common Stocks (Cost $8,988,368)			9,285,243
Temporary Cash Investments (1.0%)
Money Market Fund (1.0%)
[3,4]	Vanguard Market Liquidity Fund, 5.384% (Cost $93,130)	931,554	93,146
Total Investments (100.0%) (Cost $9,081,498)			9,378,389
Other Assets and Liabilities—Net (0.0%)			(3,730)
Net Assets (100.0%)			9,374,659
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,279,000.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $8,717,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Financials Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Arch Capital Group Ltd.	8/30/24	BANA	21,137	(5.320)	—	—
Visa Inc. Class A	8/30/24	BANA	73,704	(5.220)	—	—
					—	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
At August 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $2,209,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Statement of Assets and Liabilities
As of August 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $8,988,368)	9,285,243
Affiliated Issuers (Cost $93,130)	93,146
Total Investments in Securities	9,378,389
Investment in Vanguard	320
Receivables for Investment Securities Sold	26,510
Receivables for Accrued Income	16,319
Receivables for Capital Shares Issued	211
Unrealized Appreciation—Over-the-Counter Swap Contracts	—
Total Assets	9,421,749
Liabilities
Due to Custodian	2,517
Payables for Investment Securities Purchased	34,797
Collateral for Securities on Loan	8,717
Payables for Capital Shares Redeemed	652
Payables to Vanguard	407
Total Liabilities	47,090
Net Assets	9,374,659
1 Includes $8,279,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	10,021,823
Total Distributable Earnings (Loss)	(647,164)
Net Assets	9,374,659

ETF Shares—Net Assets
Applicable to 104,331,037 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,710,851
Net Asset Value Per Share—ETF Shares	$83.49

Admiral Shares—Net Assets
Applicable to 15,864,002 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	663,808
Net Asset Value Per Share—Admiral Shares	$41.84

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends	219,186
Interest[1]	1,278
Securities Lending—Net	1,956
Total Income	222,420
Expenses
The Vanguard Group—Note B
Investment Advisory Services	216
Management and Administrative— ETF Shares	7,346
Management and Administrative— Admiral Shares	631
Marketing and Distribution— ETF Shares	445
Marketing and Distribution— Admiral Shares	39
Auditing Fees	31
Shareholders’ Reports—ETF Shares	367
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	5
Other Expenses	22
Total Expenses	9,116
Net Investment Income	213,304
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(237,491)
Swap Contracts	12,687
Realized Net Gain (Loss)	(224,804)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	437,385
Swap Contracts	—
Change in Unrealized Appreciation (Depreciation)	437,385
Net Increase (Decrease) in Net Assets Resulting from Operations	425,885
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,278,000, $9,000, less than $1,000, and $13,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $514,039,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	213,304	235,116
Realized Net Gain (Loss)	(224,804)	983,234
Change in Unrealized Appreciation (Depreciation)	437,385	(2,794,528)
Net Increase (Decrease) in Net Assets Resulting from Operations	425,885	(1,576,178)
Distributions
ETF Shares	(200,453)	(223,491)
Admiral Shares	(16,982)	(16,712)
Total Distributions	(217,435)	(240,203)
Capital Share Transactions
ETF Shares	(155,821)	(585,784)
Admiral Shares	(75,505)	31,828
Net Increase (Decrease) from Capital Share Transactions	(231,326)	(553,956)
Total Increase (Decrease)	(22,876)	(2,370,337)
Net Assets
Beginning of Period	9,397,535	11,767,872
End of Period	9,374,659	9,397,535

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$81.31	$94.79	$61.18	$67.31	$71.60
Investment Operations
Net Investment Income[1]	1.924	1.852	1.676	1.652	1.539
Net Realized and Unrealized Gain (Loss) on Investments	2.219	(13.457)	33.519	(6.081)	(4.338)
Total from Investment Operations	4.143	(11.605)	35.195	(4.429)	(2.799)
Distributions
Dividends from Net Investment Income	(1.963)	(1.875)	(1.585)	(1.701)	(1.491)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.963)	(1.875)	(1.585)	(1.701)	(1.491)
Net Asset Value, End of Period	$83.49	$81.31	$94.79	$61.18	$67.31
Total Return	5.27%	-12.43%	58.26%	-6.73%	-3.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,711	$8,676	$10,946	$6,140	$7,222
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.34%	2.03%	2.09%	2.53%	2.30%
Portfolio Turnover Rate[2]	20%	6%	4%	5%	5%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$40.75	$47.51	$30.66	$33.73	$35.88
Investment Operations
Net Investment Income[1]	.962	.931	.841	.828	.771
Net Realized and Unrealized Gain (Loss) on Investments	1.112	(6.751)	16.803	(3.046)	(2.174)
Total from Investment Operations	2.074	(5.820)	17.644	(2.218)	(1.403)
Distributions
Dividends from Net Investment Income	(.984)	(.940)	(.794)	(.852)	(.747)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.984)	(.940)	(.794)	(.852)	(.747)
Net Asset Value, End of Period	$41.84	$40.75	$47.51	$30.66	$33.73
Total Return[2]	5.27%	-12.43%	58.32%	-6.70%	-3.87%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$664	$721	$822	$432	$490
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.34%	2.05%	2.09%	2.53%	2.30%
Portfolio Turnover Rate[3]	20%	6%	4%	5%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Notes to Financial Statements
Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Financials Index Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.  Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Financials Index Fund
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $320,000, representing less than 0.01% of the fund’s net assets and 0.13% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	9,279,930	—	5,313	9,285,243
Temporary Cash Investments	93,146	—	—	93,146
Total	9,373,076	—	5,313	9,378,389
Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	513,899
Total Distributable Earnings (Loss)	(513,899)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Financials Index Fund
Amount ($000)
Undistributed Ordinary Income	50,290
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	288,795
Capital Loss Carryforwards	(986,249)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(647,164)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	217,435	240,203
Long-Term Capital Gains	—	—
Total	217,435	240,203
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,089,594
Gross Unrealized Appreciation	1,068,362
Gross Unrealized Depreciation	(779,567)
Net Unrealized Appreciation (Depreciation)	288,795
E.	During the year ended August 31, 2023, the fund purchased $3,931,958,000 of investment securities and sold $4,222,713,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,118,271,000 and $2,320,011,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $714,195,000 and sales were $14,175,000, resulting in net realized loss of $4,530,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,179,191	26,823	2,918,740	30,807
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,335,012)	(29,200)	(3,504,524)	(39,575)
Net Increase (Decrease)—ETF Shares	(155,821)	(2,377)	(585,784)	(8,768)
Admiral Shares
Issued	185,881	4,558	407,610	8,635
Issued in Lieu of Cash Distributions	14,096	359	14,052	311
Redeemed	(275,482)	(6,754)	(389,834)	(8,546)
Net Increase (Decrease)—Admiral Shares	(75,505)	(1,837)	31,828	400

Financials Index Fund
G.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At August 31, 2023, one shareholder was a record or beneficial owner of 25% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.

Health Care Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Health Care Index Fund ETF Shares Net Asset Value	7.07%	8.24%	12.09%	$31,315
Health Care Index Fund ETF Shares Market Price	7.07	8.25	12.10	31,326
MSCI US Investable Market Health Care 25/50 Index	7.16	8.32	12.17	31,520
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	32,022

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Health Care Index Fund Admiral Shares	7.08%	8.26%	12.10%	$313,423
MSCI US Investable Market Health Care 25/50 Index	7.16	8.32	12.17	315,202
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	320,217
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares Market Price	7.07%	48.61%	213.26%
Health Care Index Fund ETF Shares Net Asset Value	7.07	48.60	213.15
MSCI US Investable Market Health Care 25/50 Index	7.16	49.13	215.20
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Health Care Index Fund
Fund Allocation
As of August 31, 2023
Biotechnology	18.7%
Health Care Equipment & Supplies	19.6
Health Care Providers & Services	20.2
Health Care Technology	0.9
Life Sciences Tools & Services	12.0
Pharmaceuticals	28.6
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Health Care Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Biotechnology (18.7%)
	AbbVie Inc.	6,125,664	900,228
	Amgen Inc.	1,855,289	475,585
	Gilead Sciences Inc.	4,330,558	331,201
*	Vertex Pharmaceuticals Inc.	894,130	311,461
*	Regeneron Pharmaceuticals Inc.	374,578	309,585
*	Biogen Inc.	502,384	134,317
*	Moderna Inc.	1,124,840	127,186
*	Seagen Inc.	488,167	100,597
*	Horizon Therapeutics plc	754,966	85,115
*	Alnylam Pharmaceuticals Inc.	407,164	80,545
*	BioMarin Pharmaceutical Inc.	651,317	59,517
*	Exact Sciences Corp.	625,971	52,375
*	Incyte Corp.	658,363	42,484
*	Neurocrine Biosciences Inc.	338,736	36,885
*	United Therapeutics Corp.	162,504	36,459
*	Sarepta Therapeutics Inc.	275,098	33,290
*	Exelixis Inc.	1,017,732	22,787
*	Natera Inc.	377,287	22,158
*	Karuna Therapeutics Inc.	110,581	20,763
*	Halozyme Therapeutics Inc.	456,798	19,441
*	Ionis Pharmaceuticals Inc.	446,151	17,966
*	Alkermes plc	519,222	15,156
*,1	CRISPR Therapeutics AG	260,206	13,013
*	Vaxcyte Inc.	244,124	12,675
*	ImmunoGen Inc.	757,931	12,006
*	Apellis Pharmaceuticals Inc.	283,239	11,956
*	Cytokinetics Inc.	315,280	11,016
*	Blueprint Medicines Corp.	210,170	10,479
*	Insmed Inc.	473,328	10,361
*	Intellia Therapeutics Inc.	276,097	10,348
*	ACADIA Pharmaceuticals Inc.	367,155	9,921
*	Arrowhead Pharmaceuticals Inc.	352,891	9,754
*	Amicus Therapeutics Inc.	742,468	9,518
*	Bridgebio Pharma Inc.	306,731	9,174
*	PTC Therapeutics Inc.	231,506	9,144
*	Ultragenyx Pharmaceutical Inc.	246,194	9,057
*	Denali Therapeutics Inc.	381,016	8,798
*	REVOLUTION Medicines Inc.	257,842	8,759
*	Krystal Biotech Inc.	62,175	7,740
*	Akero Therapeutics Inc.	154,024	7,644
*	Prothena Corp. plc	137,323	7,253
		Shares	Market Value• ($000)
*	Xenon Pharmaceuticals Inc.	176,112	6,865
*	Veracyte Inc.	251,620	6,643
*	Mirati Therapeutics Inc.	177,035	6,586
*	Dynavax Technologies Corp.	445,461	6,397
*	Madrigal Pharmaceuticals Inc.	34,923	6,286
*	Agios Pharmaceuticals Inc.	193,516	5,308
*	Beam Therapeutics Inc.	225,446	5,226
*	Cerevel Therapeutics Holdings Inc.	218,772	5,185
*	Morphic Holding Inc.	94,110	5,184
*	TG Therapeutics Inc.	493,208	5,164
*	Vericel Corp.	156,389	5,134
*	Myriad Genetics Inc.	282,833	5,049
*	Catalyst Pharmaceuticals Inc.	351,557	4,936
*	Iovance Biotherapeutics Inc.	773,992	4,675
*	BioCryst Pharmaceuticals Inc.	655,535	4,661
*	Immunovant Inc.	204,001	4,633
*	Zentalis Pharmaceuticals Inc.	171,454	4,554
*	Twist Bioscience Corp.	199,631	4,390
*	Viking Therapeutics Inc.	312,029	4,309
*	Aurinia Pharmaceuticals Inc.	472,176	4,283
*	Ironwood Pharmaceuticals Inc.	484,783	4,266
*	MannKind Corp.	917,241	4,228
*	Xencor Inc.	189,389	4,163
*,1	Rhythm Pharmaceuticals Inc.	158,716	4,128
*	Recursion Pharmaceuticals Inc. Class A	451,349	3,927
*	Celldex Therapeutics Inc.	139,126	3,882
*	Vir Biotechnology Inc.	304,051	3,849
*	Sage Therapeutics Inc.	187,805	3,756
*	Biohaven Ltd.	201,113	3,678
*	Arcellx Inc.	100,012	3,584
*	Syndax Pharmaceuticals Inc.	189,873	3,515
*	Arcus Biosciences Inc.	165,216	3,387
*	SpringWorks Therapeutics Inc.	119,265	3,361
*	Travere Therapeutics Inc.	233,736	3,338
*	Merus NV	146,936	3,287
*	Nuvalent Inc. Class A	71,227	3,246
*	Protagonist Therapeutics Inc.	159,039	3,152
*	Rocket Pharmaceuticals Inc.	195,891	3,066
*	89bio Inc.	176,882	3,032
*	MiMedx Group Inc.	401,469	2,979
*	Relay Therapeutics Inc.	273,334	2,793
*	ADMA Biologics Inc.	693,524	2,670
		Shares	Market Value• ($000)
*	Avid Bioservices Inc.	218,475	2,578
*	Arcturus Therapeutics Holdings Inc.	83,798	2,543
*	Keros Therapeutics Inc.	71,993	2,528
*	Editas Medicine Inc.	282,684	2,519
*	Replimune Group Inc.	120,525	2,461
*	REGENXBIO Inc.	136,216	2,411
*	Kymera Therapeutics Inc.	125,057	2,386
*	Cogent Biosciences Inc.	190,461	2,326
*	Novavax Inc.	285,234	2,282
*	Crinetics Pharmaceuticals Inc.	130,893	2,267
*,1	Anavex Life Sciences Corp.	283,952	2,243
*	Day One Biopharmaceuticals Inc.	150,950	2,036
*	Inhibrx Inc.	91,034	1,948
*	Verve Therapeutics Inc.	151,065	1,944
*	Kura Oncology Inc.	193,363	1,920
*	Deciphera Pharmaceuticals Inc.	136,536	1,917
*	Viridian Therapeutics Inc.	105,024	1,908
*	EQRx Inc.	762,522	1,746
*	Point Biopharma Global Inc.	218,503	1,739
*	CareDx Inc.	184,689	1,719
*	Kiniksa Pharmaceuticals Ltd. Class A	96,425	1,661
*	Sana Biotechnology Inc.	299,527	1,602
*	Coherus Biosciences Inc.	298,281	1,590
	Agenus Inc.	1,095,384	1,512
*	Avidity Biosciences Inc.	197,124	1,490
*	Rapt Therapeutics Inc.	77,732	1,485
*	Disc Medicine Inc.	27,430	1,452
*	UniQure NV	157,735	1,374
*	Arcutis Biotherapeutics Inc.	160,531	1,371
*	Biomea Fusion Inc.	79,670	1,344
*	Intercept Pharmaceuticals Inc.	122,464	1,326
*	Seres Therapeutics Inc.	359,653	1,241
*	Aldeyra Therapeutics Inc.	162,326	1,211
*	Allogene Therapeutics Inc.	310,544	1,208
*	AnaptysBio Inc.	60,031	1,181
*	Alector Inc.	215,811	1,176
*	Nurix Therapeutics Inc.	133,993	1,139
*	Vanda Pharmaceuticals Inc.	201,072	1,044
*,1	Lyell Immunopharma Inc.	432,983	1,035
*	Tango Therapeutics Inc.	158,143	1,026
*	Enanta Pharmaceuticals Inc.	68,919	1,023
*	iTeos Therapeutics Inc.	80,479	971
*	Humacyte Inc.	234,119	897

Health Care Index Fund
		Shares	Market Value• ($000)
*,1	Monte Rosa Therapeutics Inc.	145,616	855
*	MeiraGTx Holdings plc	135,041	849
*	2seventy bio Inc.	156,854	814
*	MacroGenics Inc.	170,528	795
*	Erasca Inc.	290,292	752
*	Emergent BioSolutions Inc.	155,889	731
*,1	ImmunityBio Inc.	453,833	731
*	Organogenesis Holdings Inc.	250,404	701
*	Eagle Pharmaceuticals Inc.	41,140	697
*	Fate Therapeutics Inc.	269,422	676
*	Cullinan Oncology Inc.	61,187	633
*	PMV Pharmaceuticals Inc.	87,221	630
*	Repare Therapeutics Inc.	64,503	630
*	Y-mAbs Therapeutics Inc.	121,204	614
*,1	Entrada Therapeutics Inc.	41,403	609
*,2	PDL BioPharma Inc.	311,327	582
*	HilleVax Inc.	41,035	547
*	Heron Therapeutics Inc.	331,881	544
*,1	Aerovate Therapeutics Inc.	33,696	535
*	Sangamo Therapeutics Inc.	535,107	519
*	Foghorn Therapeutics Inc.	63,141	478
*,1	Vaxart Inc.	540,444	445
*	Altimmune Inc.	170,005	430
*	Inovio Pharmaceuticals Inc.	939,731	423
*	Atara Biotherapeutics Inc.	281,858	412
*,1	Janux Therapeutics Inc.	36,263	399
*	Stoke Therapeutics Inc.	68,923	387
*,1	Ocugen Inc.	853,027	368
*	IGM Biosciences Inc.	46,538	333
*	FibroGen Inc.	309,357	297
*	Gossamer Bio Inc.	246,696	257
*	ALX Oncology Holdings Inc.	54,831	234
*	Century Therapeutics Inc.	72,121	179
*	Adicet Bio Inc.	68,238	136
*,2	Prevail Therapeutics Inc. CVR	78	—
			3,697,474
Health Care Equipment & Supplies (19.5%)
	Abbott Laboratories	6,037,836	621,293
*	Intuitive Surgical Inc.	1,216,499	380,375
	Medtronic plc	4,619,252	376,469
	Stryker Corp.	1,186,237	336,358
*	Boston Scientific Corp.	4,991,943	269,265
	Becton Dickinson & Co.	946,138	264,398
*	Edwards Lifesciences Corp.	2,104,621	160,940
*	IDEXX Laboratories Inc.	288,167	147,372
*	DexCom Inc.	1,345,769	135,896
	GE Healthcare Inc.	1,420,652	100,085
*	Align Technology Inc.	252,310	93,390
	Zimmer Biomet Holdings Inc.	724,794	86,337
	ResMed Inc.	510,051	81,399
	STERIS plc	342,467	78,627
	Baxter International Inc.	1,754,683	71,240
*	Hologic Inc.	854,178	63,841
	Cooper Cos. Inc.	171,848	63,582
		Shares	Market Value• ($000)
*	Insulet Corp.	241,894	46,374
	Teleflex Inc.	163,136	34,706
*	Penumbra Inc.	126,160	33,369
*	Shockwave Medical Inc.	127,250	28,045
	DENTSPLY SIRONA Inc.	737,906	27,369
*	Inspire Medical Systems Inc.	101,359	22,996
*	Globus Medical Inc. Class A	407,156	22,027
*	Envista Holdings Corp.	567,931	18,185
*	Masimo Corp.	155,574	17,779
*	Neogen Corp.	712,693	16,477
*	Lantheus Holdings Inc.	237,351	16,244
*	Haemonetics Corp.	175,456	15,744
*	QuidelOrtho Corp.	173,758	14,311
*	Merit Medical Systems Inc.	199,680	13,035
*	Glaukos Corp.	159,115	11,956
*	Inari Medical Inc.	178,787	11,911
	CONMED Corp.	105,866	11,800
*	iRhythm Technologies Inc.	106,044	10,962
*	Integra LifeSciences Holdings Corp.	255,403	10,865
*	LivaNova plc	186,429	10,356
*	ICU Medical Inc.	70,893	10,282
*	Axonics Inc.	175,079	10,032
*	Integer Holdings Corp.	115,686	9,869
*	Enovis Corp.	170,615	9,561
*	Omnicell Inc.	156,972	8,925
*	Novocure Ltd.	350,744	7,737
*	AtriCure Inc.	164,459	7,425
*	TransMedics Group Inc.	112,758	7,400
*	STAAR Surgical Co.	142,248	6,168
*	Tandem Diabetes Care Inc.	225,079	6,158
*,1	PROCEPT BioRobotics Corp.	132,354	4,515
*	Alphatec Holdings Inc.	267,715	4,377
	LeMaitre Vascular Inc.	68,715	3,972
	Embecta Corp.	198,558	3,640
*	Establishment Labs Holdings Inc.	58,297	3,519
*	Avanos Medical Inc.	161,124	3,390
*	SI-BONE Inc.	120,991	2,768
*	Varex Imaging Corp.	140,496	2,764
*	Silk Road Medical Inc.	134,993	2,608
*	Orthofix Medical Inc.	120,047	2,540
*	Treace Medical Concepts Inc.	159,998	2,488
*	Nevro Corp.	123,823	2,481
*	OrthoPediatrics Corp.	61,095	2,335
	Atrion Corp.	4,931	2,293
*	Outset Medical Inc.	162,768	2,215
*	Artivion Inc.	127,643	2,160
*	RxSight Inc.	70,686	2,051
*	Surmodics Inc.	49,469	1,821
*	OraSure Technologies Inc.	254,598	1,645
*	Paragon 28 Inc.	114,061	1,635
*	Pulmonx Corp.	124,375	1,301
*	Cerus Corp.	637,815	1,206
*	Zimvie Inc.	91,488	1,080
*	AngioDynamics Inc.	133,358	1,071
*	Butterfly Network Inc.	527,595	934
*,1	Senseonics Holdings Inc.	1,500,698	763
*	Cutera Inc.	48,150	548
*	Inogen Inc.	80,535	500
			3,871,555
		Shares	Market Value• ($000)
Health Care Providers & Services (20.2%)
	UnitedHealth Group Inc.	3,232,596	1,540,591
	Elevance Health Inc.	823,023	363,784
	CVS Health Corp.	4,450,899	290,065
	Cigna Group	1,027,210	283,777
	Humana Inc.	433,785	200,248
	HCA Healthcare Inc.	716,631	198,722
	McKesson Corp.	470,547	194,016
*	Centene Corp.	1,905,131	117,451
	Cencora Inc.	596,967	105,054
	Cardinal Health Inc.	883,748	77,178
	Laboratory Corp. of America Holdings	307,471	63,985
*	Molina Healthcare Inc.	202,348	62,752
	Quest Diagnostics Inc.	388,667	51,110
*	Henry Schein Inc.	454,760	34,807
	Universal Health Services Inc. Class B	218,402	29,419
	Chemed Corp.	52,146	26,670
	Encompass Health Corp.	348,166	24,734
*	Tenet Healthcare Corp.	318,319	24,689
*	Acadia Healthcare Co. Inc.	319,661	24,646
*	Option Care Health Inc.	624,556	21,753
*	HealthEquity Inc.	296,969	20,060
	Ensign Group Inc.	194,306	19,473
*	DaVita Inc.	188,797	19,337
*	agilon health Inc.	1,053,902	18,675
*	Guardant Health Inc.	386,841	15,118
*	AMN Healthcare Services Inc.	137,745	12,174
	Select Medical Holdings Corp.	374,845	10,949
*	Amedisys Inc.	113,309	10,623
*	Progyny Inc.	279,169	10,424
*	R1 RCM Inc.	582,358	10,040
	Patterson Cos. Inc.	297,805	8,946
	Premier Inc. Class A	413,429	8,901
*	Surgery Partners Inc.	241,646	8,762
*	Privia Health Group Inc.	321,582	8,442
*	CorVel Corp.	32,698	7,077
*	RadNet Inc.	209,503	6,999
*	NeoGenomics Inc.	442,347	6,648
*	Apollo Medical Holdings Inc.	149,366	5,655
	US Physical Therapy Inc.	51,042	5,147
*	Addus HomeCare Corp.	56,155	4,925
*	Owens & Minor Inc.	251,306	4,247
*	Pediatrix Medical Group Inc.	277,571	3,922
*	AdaptHealth Corp.	280,067	3,341
*	Hims & Hers Health Inc.	488,990	3,281
*	Accolade Inc.	236,808	3,195
	National HealthCare Corp.	47,697	3,146
*	Cross Country Healthcare Inc.	118,643	3,056
*	DocGo Inc.	323,814	2,898
*	OPKO Health Inc.	1,473,160	2,696
*	Brookdale Senior Living Inc.	551,993	2,346
*	Fulgent Genetics Inc.	67,168	2,200
*	Enhabit Inc.	164,867	2,112
*	Alignment Healthcare Inc.	357,194	2,086
*	PetIQ Inc.	96,238	1,836
*	Castle Biosciences Inc.	87,909	1,752
*,1	Clover Health Investments Corp.	1,240,143	1,625

Health Care Index Fund
		Shares	Market Value• ($000)
*	Community Health Systems Inc.	450,886	1,524
*	ModivCare Inc.	44,241	1,420
*	Agiliti Inc.	139,208	1,343
*	Pennant Group Inc.	97,906	1,173
*	23andMe Holding Co. Class A	900,952	991
*,1	Invitae Corp.	868,605	803
*	Joint Corp.	50,064	465
*	CareMax Inc.	208,072	464
*	Aveanna Healthcare Holdings Inc.	182,287	262
*,1	Cano Health Inc.	732,986	227
			4,006,237
Health Care Technology (0.9%)
*	Veeva Systems Inc. Class A	505,680	105,535
*	Teladoc Health Inc.	567,944	12,858
*	Evolent Health Inc. Class A	371,931	9,488
*	Doximity Inc. Class A	380,192	9,064
*	Schrodinger Inc.	216,702	7,994
*	Certara Inc.	414,991	6,706
*	Veradigm Inc.	378,915	5,070
*	Phreesia Inc.	177,511	5,054
*	NextGen Healthcare Inc.	182,099	3,316
	Simulations Plus Inc.	55,640	2,476
*	Health Catalyst Inc.	193,360	2,260
	HealthStream Inc.	84,591	1,779
*	GoodRx Holdings Inc. Class A	260,228	1,699
*	Multiplan Corp.	921,904	1,577
*	Definitive Healthcare Corp.	154,356	1,451
*	American Well Corp. Class A	745,163	1,058
*	Sharecare Inc.	1,059,414	1,004
*	OptimizeRx Corp.	59,326	506
			178,895
Life Sciences Tools & Services (12.0%)
	Thermo Fisher Scientific Inc.	1,339,272	746,109
	Danaher Corp.	2,433,944	644,995
*	IQVIA Holdings Inc.	644,178	143,413
	Agilent Technologies Inc.	1,025,432	124,149
	West Pharmaceutical Services Inc.	257,757	104,881
*	Illumina Inc.	548,765	90,667
*	Mettler-Toledo International Inc.	68,469	83,086
*	Waters Corp.	204,963	57,554
	Revvity Inc.	435,394	50,954
*	Avantor Inc.	2,343,344	50,733
	Bio-Techne Corp.	546,419	42,839
*	Charles River Laboratories International Inc.	177,818	36,776
*	Repligen Corp.	183,670	31,942
*	Bio-Rad Laboratories Inc. Class A	76,649	30,675
	Bruker Corp.	356,545	23,389
*	Medpace Holdings Inc.	84,658	22,881
*	Syneos Health Inc.	360,350	15,398
*	10X Genomics Inc. Class A	289,807	15,027
*	Azenta Inc.	226,440	12,778
*	Pacific Biosciences of California Inc.	826,571	9,324
*	Fortrea Holdings Inc.	307,884	8,482
		Shares	Market Value• ($000)
*	Sotera Health Co.	343,242	5,540
*	Maravai LifeSciences Holdings Inc. Class A	388,293	4,015
*	Quanterix Corp.	123,662	3,314
	Mesa Laboratories Inc.	18,648	2,673
*	Adaptive Biotechnologies Corp.	353,197	2,391
*	Cytek Biosciences Inc.	306,843	2,332
*	CryoPort Inc.	158,670	2,237
*	OmniAb Inc.	299,118	1,735
*	BioLife Solutions Inc.	121,151	1,600
*	SomaLogic Inc.	553,980	1,224
*	MaxCyte Inc.	303,398	1,111
*	Quantum-Si Inc.	351,207	822
*	Nautilus Biotechnology Inc.	129,056	417
*	NanoString Technologies Inc.	162,609	416
*	Seer Inc.	155,413	409
*,1	Bionano Genomics Inc.	103,619	400
*	Codexis Inc.	229,086	399
*	Akoya Biosciences Inc.	68,278	355
*,2	OmniAb Inc. 12.5 Earnout	22,076	—
*,2	OmniAb Inc. 15 Earnout	22,076	—
			2,377,442
Other (0.0%)[3]
*,2	Chinook Therapeutics Inc. CVR	784	—
Personal Care Products (0.0%)
	Kenvue Inc.	1	—
Pharmaceuticals (28.5%)
	Eli Lilly & Co.	2,801,537	1,552,612
	Johnson & Johnson	8,359,854	1,351,621
	Merck & Co. Inc.	8,810,063	960,121
	Pfizer Inc.	19,600,304	693,459
	Bristol-Myers Squibb Co.	7,294,215	449,688
	Zoetis Inc.	1,604,315	305,638
	Viatris Inc.	4,163,089	44,753
	Royalty Pharma plc Class A	1,322,085	39,424
*	Jazz Pharmaceuticals plc	222,484	31,895
*	Catalent Inc.	625,628	31,263
*	Elanco Animal Health Inc. (XNYS)	1,709,277	20,853
	Organon & Co.	885,473	19,445
*	Intra-Cellular Therapies Inc.	299,901	16,650
	Perrigo Co. plc	470,164	16,456
*	Reata Pharmaceuticals Inc. Class A	86,071	14,546
*	Prestige Consumer Healthcare Inc.	171,996	10,032
*	Corcept Therapeutics Inc.	299,241	9,794
*,1	Axsome Therapeutics Inc.	113,314	9,156
*	Amphastar Pharmaceuticals Inc.	134,166	7,152
*,1	Tilray Brands Inc.	2,303,916	6,820
*	Supernus Pharmaceuticals Inc.	189,430	6,031
*	Pacira BioSciences Inc.	160,150	5,653
*	Revance Therapeutics Inc.	290,760	5,126
*	Ventyx Biosciences Inc.	142,472	4,773
		Shares	Market Value• ($000)
*	Harmony Biosciences Holdings Inc.	125,056	4,533
*	Arvinas Inc.	156,960	4,428
*	Ligand Pharmaceuticals Inc.	57,012	3,750
*,1	Cassava Sciences Inc.	137,829	2,890
*	Collegium Pharmaceutical Inc.	119,795	2,806
*	Innoviva Inc.	204,719	2,610
*	Pliant Therapeutics Inc.	144,000	2,431
*	Amylyx Pharmaceuticals Inc.	104,066	2,244
*,1	Theravance Biopharma Inc.	169,668	1,615
*	Harrow Health Inc.	103,807	1,575
*	Amneal Pharmaceuticals Inc.	372,898	1,525
*	Tarsus Pharmaceuticals Inc.	79,304	1,389
*	Phathom Pharmaceuticals Inc.	95,190	1,370
*	Aclaris Therapeutics Inc.	173,220	1,296
*	Liquidia Corp.	156,856	1,078
	Phibro Animal Health Corp. Class A	70,019	977
*	Atea Pharmaceuticals Inc.	230,570	775
*	Fulcrum Therapeutics Inc.	138,749	767
*,1	ATAI Life Sciences NV	443,729	679
*	Nuvation Bio Inc.	410,355	673
	SIGA Technologies Inc.	137,601	632
*	Terns Pharmaceuticals Inc.	108,062	569
*,4	Scilex Holding Co. (Acquired 1/6/23, Cost $2,304)	219,844	568
*	Nektar Therapeutics	654,006	389
*	Cara Therapeutics Inc.	144,272	371
*	NGM Biopharmaceuticals Inc.	156,131	295
			5,655,196
Total Common Stocks (Cost $16,508,744)			19,786,799
Warrants (0.0%)
*	Geron Corp. Exp. 12/31/25 (Cost $0)	152,449	86
*	Advaxis Inc. Exp. 9/11/24 (Cost $0)	7,710	—
Total Warrants (Cost $0)			86

Health Care Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[5,6]	Vanguard Market Liquidity Fund, 5.384% (Cost $34,006)	340,192	34,016
Total Investments (100.0%) (Cost $16,542,750)			19,820,901
Other Assets and Liabilities—Net (0.0%)			(7,930)
Net Assets (100.0%)			19,812,971
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $27,805,000.
2	Security value determined using significant unobservable inputs.
3	“Other” represents securities that are not classified by the fund’s benchmark index.
4	Restricted securities totaling $568,000, representing 0.0% of net assets.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $31,951,000 was received for securities on loan.
CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Alnylam Pharmaceuticals Inc.	8/30/24	BANA	4,946	(5.320)	—	—
Becton Dickinson & Co.	1/31/24	CITNA	11,178	(5.327)	—	(51)
Mettler-Toledo International Inc.	1/31/24	CITNA	9,708	(5.327)	—	(46)
					—	(97)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
CITNA—Citibank, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Statement of Assets and Liabilities
As of August 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $16,508,744)	19,786,885
Affiliated Issuers (Cost $34,006)	34,016
Total Investments in Securities	19,820,901
Investment in Vanguard	663
Cash	491
Cash Collateral Pledged—Over-the-Counter Swap Contracts	580
Receivables for Investment Securities Sold	46,368
Receivables for Accrued Income	28,581
Receivables for Capital Shares Issued	887
Total Assets	19,898,471
Liabilities
Payables for Investment Securities Purchased	39,363
Collateral for Securities on Loan	31,951
Payables for Capital Shares Redeemed	13,213
Payables to Vanguard	876
Unrealized Depreciation—Over-the-Counter Swap Contracts	97
Total Liabilities	85,500
Net Assets	19,812,971
1 Includes $27,805,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	17,165,445
Total Distributable Earnings (Loss)	2,647,526
Net Assets	19,812,971

ETF Shares—Net Assets
Applicable to 69,449,295 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	16,975,629
Net Asset Value Per Share—ETF Shares	$244.43

Admiral Shares—Net Assets
Applicable to 23,205,321 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,837,342
Net Asset Value Per Share—Admiral Shares	$122.27

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends	296,047
Interest[1]	387
Securities Lending—Net	1,577
Total Income	298,011
Expenses
The Vanguard Group—Note B
Investment Advisory Services	462
Management and Administrative— ETF Shares	15,114
Management and Administrative— Admiral Shares	2,619
Marketing and Distribution— ETF Shares	703
Marketing and Distribution— Admiral Shares	133
Custodian Fees	123
Auditing Fees	30
Shareholders’ Reports—ETF Shares	460
Shareholders’ Reports—Admiral Shares	29
Trustees’ Fees and Expenses	10
Other Expenses	23
Total Expenses	19,706
Expenses Paid Indirectly	(10)
Net Expenses	19,696
Net Investment Income	278,315
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	726,733
Swap Contracts	1,994
Realized Net Gain (Loss)	728,727
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	315,263
Swap Contracts	(97)
Change in Unrealized Appreciation (Depreciation)	315,166
Net Increase (Decrease) in Net Assets Resulting from Operations	1,322,208
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $386,000, $7,000, and $4,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $825,573,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	278,315	246,701
Realized Net Gain (Loss)	728,727	1,162,200
Change in Unrealized Appreciation (Depreciation)	315,166	(3,600,457)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,322,208	(2,191,556)
Distributions
ETF Shares	(238,117)	(212,391)
Admiral Shares	(40,777)	(36,855)
Total Distributions	(278,894)	(249,246)
Capital Share Transactions
ETF Shares	255,391	1,015,966
Admiral Shares	(58,051)	131,473
Net Increase (Decrease) from Capital Share Transactions	197,340	1,147,439
Total Increase (Decrease)	1,240,654	(1,293,363)
Net Assets
Beginning of Period	18,572,317	19,865,680
End of Period	19,812,971	18,572,317

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$231.59	$262.41	$207.65	$169.74	$177.07
Investment Operations
Net Investment Income[1]	3.418	3.157	2.893	2.702	3.600[2]
Net Realized and Unrealized Gain (Loss) on Investments	12.859	(30.771)	54.714	37.758	(7.457)
Total from Investment Operations	16.277	(27.614)	57.607	40.460	(3.857)
Distributions
Dividends from Net Investment Income	(3.437)	(3.206)	(2.846)	(2.550)	(3.473)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.437)	(3.206)	(2.846)	(2.550)	(3.473)
Net Asset Value, End of Period	$244.43	$231.59	$262.41	$207.65	$169.74
Total Return	7.07%	-10.60%	27.99%	24.05%	-2.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,976	$15,829	$16,894	$11,724	$8,899
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.41%	1.27%	1.25%	1.45%	2.12%[2]
Portfolio Turnover Rate[4]	4%	3%	5%	7%	5%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $1.132 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of Cigna Corp. and Express Scripts Holding Co. in December 2018.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$115.84	$131.26	$103.87	$84.91	$88.57
Investment Operations
Net Investment Income[1]	1.711	1.583	1.450	1.351	1.804[2]
Net Realized and Unrealized Gain (Loss) on Investments	6.438	(15.400)	27.365	18.884	(3.727)
Total from Investment Operations	8.149	(13.817)	28.815	20.235	(1.923)
Distributions
Dividends from Net Investment Income	(1.719)	(1.603)	(1.425)	(1.275)	(1.737)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.719)	(1.603)	(1.425)	(1.275)	(1.737)
Net Asset Value, End of Period	$122.27	$115.84	$131.26	$103.87	$84.91
Total Return[3]	7.08%	-10.59%	28.01%	24.06%	-2.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,837	$2,744	$2,972	$1,676	$1,316
Ratio of Total Expenses to Average Net Assets	0.10%[4]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.41%	1.28%	1.25%	1.45%	2.12%[2]
Portfolio Turnover Rate[5]	4%	3%	5%	7%	5%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.566 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of Cigna Corp. and Express Scripts Holding Co. in December 2018.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Notes to Financial Statements
Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Health Care Index Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.  Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Health Care Index Fund
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $663,000, representing less than 0.01% of the fund’s net assets and 0.27% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $10,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	19,785,649	568	582	19,786,799
Warrants	—	86	—	86
Temporary Cash Investments	34,016	—	—	34,016
Total	19,819,665	654	582	19,820,901
Derivative Financial Instruments
Liabilities
Swap Contracts	—	97	—	97
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, passive foreign investment companies, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	824,988
Total Distributable Earnings (Loss)	(824,988)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Health Care Index Fund
Amount ($000)
Undistributed Ordinary Income	48,792
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	3,229,106
Capital Loss Carryforwards	(630,372)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	2,647,526
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	278,894	249,246
Long-Term Capital Gains	—	—
Total	278,894	249,246
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	16,591,795
Gross Unrealized Appreciation	4,993,338
Gross Unrealized Depreciation	(1,764,232)
Net Unrealized Appreciation (Depreciation)	3,229,106
F.	During the year ended August 31, 2023, the fund purchased $2,607,710,000 of investment securities and sold $2,413,643,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,734,249,000 and $1,615,081,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $8,111,000 and sales were $10,458,000, resulting in net realized loss of $863,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,883,291	7,825	3,682,327	14,971
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,627,900)	(6,725)	(2,666,361)	(11,000)
Net Increase (Decrease)—ETF Shares	255,391	1,100	1,015,966	3,971
Admiral Shares
Issued	391,651	3,228	548,361	4,414
Issued in Lieu of Cash Distributions	34,825	293	31,635	257
Redeemed	(484,527)	(4,001)	(448,523)	(3,629)
Net Increase (Decrease)—Admiral Shares	(58,051)	(480)	131,473	1,042

Health Care Index Fund
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.

Industrials Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Industrials Index Fund ETF Shares Net Asset Value	19.99%	8.95%	11.31%	$29,190
Industrials Index Fund ETF Shares Market Price	20.01	8.96	11.31	29,203
MSCI US Investable Market Industrials 25/50 Index	20.09	9.06	11.41	29,467
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	32,022

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Industrials Index Fund Admiral Shares	19.99%	8.96%	11.32%	$292,141
MSCI US Investable Market Industrials 25/50 Index	20.09	9.06	11.41	294,671
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	320,217
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Industrials Index Fund ETF Shares Market Price	20.01%	53.57%	192.03%
Industrials Index Fund ETF Shares Net Asset Value	19.99	53.53	191.90
MSCI US Investable Market Industrials 25/50 Index	20.09	54.30	194.67
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Industrials Index Fund
Fund Allocation
As of August 31, 2023
Aerospace & Defense	15.7%
Air Freight & Logistics	5.2
Building Products	7.0
Commercial Services & Supplies	6.7
Construction & Engineering	2.6
Electrical Equipment	7.6
Ground Transportation	10.5
Industrial Conglomerates	7.1
Machinery	20.2
Marine Transportation	0.2
Passenger Airlines	2.1
Professional Services	10.1
Trading Companies & Distributors	5.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Industrials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Aerospace & Defense (15.7%)
*	Boeing Co.	625,712	140,178
	RTX Corp.	1,599,811	137,648
	Lockheed Martin Corp.	249,422	111,828
	Northrop Grumman Corp.	157,919	68,393
	General Dynamics Corp.	255,280	57,857
*	TransDigm Group Inc.	60,186	54,399
	L3Harris Technologies Inc.	207,620	36,975
	Howmet Aerospace Inc.	429,535	21,249
	Textron Inc.	220,653	17,147
*	Axon Enterprise Inc.	76,788	16,349
	HEICO Corp. Class A	80,262	10,870
	Huntington Ingalls Industries Inc.	43,650	9,617
	Curtiss-Wright Corp.	41,939	8,723
	HEICO Corp.	48,489	8,181
	Woodward Inc.	62,405	8,073
	BWX Technologies Inc.	99,903	7,369
	Hexcel Corp.	92,285	6,764
	Moog Inc. Class A	31,403	3,648
*	AeroVironment Inc.	28,699	2,785
*	Parsons Corp.	45,916	2,618
	Spirit AeroSystems Holdings Inc. Class A	115,128	2,455
*	Mercury Systems Inc.	57,385	2,252
*	Kratos Defense & Security Solutions Inc.	139,734	2,248
*	AAR Corp.	36,113	2,225
*,1	Rocket Lab USA Inc.	263,487	1,663
*,1	Archer Aviation Inc. Class A	141,683	988
*	Leonardo DRS Inc.	56,568	968
*	V2X Inc.	13,804	694
*,1	Virgin Galactic Holdings Inc.	273,910	690
*	Triumph Group Inc.	70,548	664
*	Ducommun Inc.	13,903	632
	Kaman Corp.	27,465	616
	Cadre Holdings Inc.	20,612	545
	National Presto Industries Inc.	5,680	425
*	Aersale Corp.	28,167	417
*,1	Astra Space Inc.	206,735	53
			748,206
Air Freight & Logistics (5.2%)
	United Parcel Service Inc. Class B (XNYS)	793,435	134,408
	FedEx Corp.	261,453	68,244
	Expeditors International of Washington Inc.	167,130	19,506
	CH Robinson Worldwide Inc.	127,791	11,556
*	GXO Logistics Inc.	130,137	8,325
*	Hub Group Inc. Class A	35,907	2,802
	Forward Air Corp.	28,417	2,012
*	Air Transport Services Group Inc.	62,272	1,343
			248,196
		Shares	Market Value• ($000)
Building Products (7.0%)
	Carrier Global Corp.	914,662	52,547
	Trane Technologies plc	249,678	51,249
	Johnson Controls International plc	751,375	44,376
*	Builders FirstSource Inc.	140,194	20,334
	Carlisle Cos. Inc.	55,744	14,662
	Masco Corp.	247,615	14,612
	Owens Corning	98,556	14,183
	Lennox International Inc.	34,954	13,171
	Allegion plc	96,216	10,950
	Advanced Drainage Systems Inc.	78,106	10,010
	A O Smith Corp.	136,215	9,876
	Fortune Brands Innovations Inc.	138,630	9,568
*	Trex Co. Inc.	119,148	8,504
	Simpson Manufacturing Co. Inc.	46,601	7,445
	UFP Industries Inc.	67,929	7,088
*	AZEK Co. Inc.	148,649	5,056
	Zurn Elkay Water Solutions Corp.	162,337	4,808
	AAON Inc.	75,581	4,766
	Armstrong World Industries Inc.	49,370	3,781
	CSW Industrials Inc.	17,000	3,054
*	Resideo Technologies Inc.	160,800	2,711
*	Gibraltar Industries Inc.	33,267	2,496
*	Hayward Holdings Inc.	162,683	2,408
*	Masonite International Corp.	22,879	2,350
	Griffon Corp.	47,201	1,976
*	PGT Innovations Inc.	64,272	1,812
*	Masterbrand Inc.	141,386	1,811
*	American Woodmark Corp.	18,073	1,404
*	JELD-WEN Holding Inc.	92,345	1,393
	AZZ Inc.	27,556	1,353
	Apogee Enterprises Inc.	24,068	1,214
*	Janus International Group Inc.	104,498	1,196
	Quanex Building Products Corp.	36,047	973
	Insteel Industries Inc.	21,113	734
			333,871
Commercial Services & Supplies (6.7%)
	Waste Management Inc.	445,284	69,812
	Cintas Corp.	100,243	50,540
*	Copart Inc.	941,088	42,189
	Waste Connections Inc. (XTSE)	282,066	38,640
	Republic Services Inc.	242,476	34,948
	Rollins Inc.	269,754	10,674
*	Clean Harbors Inc.	56,231	9,522
	Tetra Tech Inc.	58,229	9,162
	MSA Safety Inc.	40,763	7,447
*	Casella Waste Systems Inc. Class A	61,396	4,836
*	Stericycle Inc.	100,892	4,460
		Shares	Market Value• ($000)
	Brink's Co.	50,810	3,852
	ABM Industries Inc.	72,403	3,289
	UniFirst Corp.	16,565	2,918
	Brady Corp. Class A	50,067	2,525
*	ACV Auctions Inc. Class A	141,853	2,385
*	OPENLANE Inc.	119,797	1,870
	HNI Corp.	51,201	1,677
	MillerKnoll Inc.	83,458	1,594
	Matthews International Corp. Class A	31,830	1,343
*	CoreCivic Inc.	124,494	1,340
*	Cimpress plc	18,894	1,221
*	Montrose Environmental Group Inc.	31,497	1,211
*	Driven Brands Holdings Inc.	72,664	1,094
*	GEO Group Inc.	138,764	1,005
	Deluxe Corp.	47,006	950
	Healthcare Services Group Inc.	80,782	933
*	Heritage-Crystal Clean Inc.	18,669	842
*	SP Plus Corp.	21,300	834
	Steelcase Inc. Class A	91,444	829
	VSE Corp.	14,186	805
*	Viad Corp.	23,202	659
	Interface Inc.	62,576	646
*	Enviri Corp.	86,325	643
	Pitney Bowes Inc.	173,649	571
	ACCO Brands Corp.	103,207	550
*	Liquidity Services Inc.	24,615	449
*	BrightView Holdings Inc.	45,803	379
			318,644
Construction & Engineering (2.6%)
	Quanta Services Inc.	159,087	33,388
	AECOM	144,423	12,673
	EMCOR Group Inc.	51,998	11,661
*	WillScot Mobile Mini Holdings Corp.	221,353	9,080
	Comfort Systems USA Inc.	39,103	7,217
*	MasTec Inc.	68,959	6,861
	Valmont Industries Inc.	23,042	5,841
*	Fluor Corp.	156,745	5,484
*	API Group Corp.	179,824	5,062
	MDU Resources Group Inc.	211,972	4,316
	Arcosa Inc.	52,843	4,133
*	Dycom Industries Inc.	32,130	3,211
*	Sterling Infrastructure Inc.	33,687	2,788
*	MYR Group Inc.	18,286	2,598
	Primoris Services Corp.	58,526	2,070
	Granite Construction Inc.	48,107	1,986
*	Construction Partners Inc. Class A	45,645	1,586
*	Ameresco Inc. Class A	35,581	1,547
*	IES Holdings Inc.	8,811	661
*	Great Lakes Dredge & Dock Corp.	72,070	636
	Argan Inc.	14,751	627

Industrials Index Fund
		Shares	Market Value• ($000)
*	Tutor Perini Corp.	47,312	421
			123,847
Electrical Equipment (7.6%)
	Eaton Corp. plc	436,424	100,539
	Emerson Electric Co.	625,669	61,472
	AMETEK Inc.	252,411	40,262
	Rockwell Automation Inc.	125,906	39,293
	Hubbell Inc.	58,646	19,121
	Vertiv Holdings Co.	332,339	13,091
	Regal Rexnord Corp.	72,826	11,812
	nVent Electric plc	181,407	10,257
*	Generac Holdings Inc.	68,055	8,086
*	Atkore Inc.	42,197	6,497
	Sensata Technologies Holding plc	167,230	6,291
	Acuity Brands Inc.	34,145	5,507
*,1	Plug Power Inc.	591,742	5,006
	EnerSys	44,779	4,701
*	Array Technologies Inc.	164,938	4,102
*	Sunrun Inc.	235,196	3,676
*	Shoals Technologies Group Inc. Class A	185,971	3,660
	Encore Wire Corp.	19,235	3,170
*,1	Bloom Energy Corp. Class A	200,850	3,011
*,1	ChargePoint Holdings Inc.	329,078	2,356
*,1	Enovix Corp.	138,524	1,909
*	Vicor Corp.	24,977	1,693
*	Fluence Energy Inc.	44,576	1,174
*	Thermon Group Holdings Inc.	36,427	1,001
*,1	Stem Inc.	159,490	812
	GrafTech International Ltd.	222,812	789
*,1	FREYR Battery SA	113,807	709
*,1	SunPower Corp.	94,955	680
*,1	FuelCell Energy Inc.	440,731	617
*,1	Energy Vault Holdings Inc.	78,137	249
*,1	Blink Charging Co.	62,319	245
*	TPI Composites Inc.	46,010	232
*	SES AI Corp.	101,306	214
*,1	NuScale Power Corp.	31,619	189
*	ESS Tech Inc.	61,192	87
			362,510
Ground Transportation (10.5%)
	Union Pacific Corp.	667,389	147,206
*	Uber Technologies Inc.	1,994,423	94,197
	CSX Corp.	2,243,100	67,742
	Norfolk Southern Corp.	249,280	51,105
	Old Dominion Freight Line Inc.	108,106	46,201
	JB Hunt Transport Services Inc.	90,686	17,038
*	Saia Inc.	29,031	12,373
	Knight-Swift Transportation Holdings Inc.	176,009	9,649
*	XPO Inc.	126,737	9,458
	Landstar System Inc.	39,364	7,472
	U-Haul Holding Co.	106,167	5,652
	Ryder System Inc.	50,899	5,125
*	Avis Budget Group Inc.	23,949	5,110
*	Lyft Inc. Class A	364,853	4,298
	ArcBest Corp.	26,214	2,768
	Werner Enterprises Inc.	65,916	2,743
*	Hertz Global Holdings Inc.	155,254	2,632
*	RXO Inc.	128,127	2,317
	Schneider National Inc. Class B	57,123	1,651
	Marten Transport Ltd.	66,721	1,401
		Shares	Market Value• ($000)
	Heartland Express Inc.	51,541	778
	Universal Logistics Holdings Inc.	9,107	247
*	Daseke Inc.	41,356	219
*	TuSimple Holdings Inc. Class A	137,559	172
*	PAM Transportation Services Inc.	7,255	167
			497,721
Industrial Conglomerates (7.1%)
	Honeywell International Inc.	728,746	136,961
	General Electric Co.	1,192,209	136,460
	3M Co.	604,508	64,483
			337,904
Machinery (20.2%)
	Caterpillar Inc.	564,197	158,613
	Deere & Co.	304,931	125,308
	Illinois Tool Works Inc.	310,669	76,844
	Parker-Hannifin Corp.	140,556	58,598
	PACCAR Inc.	572,172	47,084
	Otis Worldwide Corp.	452,550	38,716
	Cummins Inc.	155,104	35,680
	Ingersoll Rand Inc. (XYNS)	443,430	30,867
	Fortive Corp.	387,354	30,543
	Xylem Inc.	261,936	27,121
	Dover Corp.	152,978	22,687
	Westinghouse Air Brake Technologies Corp.	197,163	22,185
	IDEX Corp.	82,670	18,717
	Stanley Black & Decker Inc.	167,577	15,816
	Snap-on Inc.	57,887	15,548
	Graco Inc.	184,120	14,534
	Nordson Corp.	56,088	13,693
	Pentair plc	180,563	12,686
	Lincoln Electric Holdings Inc.	63,229	12,169
	Toro Co.	113,626	11,626
	ITT Inc.	90,133	9,219
	AGCO Corp.	69,638	9,020
*	Middleby Corp.	58,552	8,525
	Donaldson Co. Inc.	132,477	8,461
*	Chart Industries Inc.	45,958	8,299
	Oshkosh Corp.	71,455	7,419
*	RBC Bearings Inc.	31,756	7,321
	Allison Transmission Holdings Inc.	99,544	6,017
	Flowserve Corp.	144,653	5,724
	Watts Water Technologies Inc. Class A	30,004	5,664
	Timken Co.	71,307	5,449
	Crane Co.	52,830	4,814
	Mueller Industries Inc.	59,336	4,578
	Esab Corp.	62,714	4,526
	Terex Corp.	74,117	4,492
	Franklin Electric Co. Inc.	42,921	4,151
	Federal Signal Corp.	66,727	4,067
*	SPX Technologies Inc.	49,683	3,926
	John Bean Technologies Corp.	34,742	3,819
	Hillenbrand Inc.	76,285	3,695
	Albany International Corp. Class A	34,127	3,164
	ESCO Technologies Inc.	28,286	3,027
	EnPro Industries Inc.	21,749	2,966
	Kadant Inc.	12,804	2,814
	Mueller Water Products Inc. Class A	171,441	2,421
		Shares	Market Value• ($000)
	Kennametal Inc.	83,038	2,198
	Trinity Industries Inc.	84,635	2,122
*	Gates Industrial Corp. plc	171,558	2,107
	Barnes Group Inc.	52,846	2,077
	Helios Technologies Inc.	35,823	2,073
	Alamo Group Inc.	11,867	2,037
	Standex International Corp.	13,014	1,999
*	Hillman Solutions Corp.	213,885	1,936
*	Energy Recovery Inc.	61,677	1,676
	Enerpac Tool Group Corp.	61,124	1,602
	Tennant Co.	19,144	1,578
	Lindsay Corp.	12,153	1,508
	Greenbrier Cos. Inc.	33,808	1,439
	Astec Industries Inc.	25,103	1,376
	Columbus McKinnon Corp.	31,736	1,196
	Wabash National Corp.	51,849	1,169
*	CIRCOR International Inc.	19,916	1,109
*	3D Systems Corp.	146,625	925
*	Proto Labs Inc.	28,474	840
	Gorman-Rupp Co.	25,663	825
	Douglas Dynamics Inc.	24,870	753
*,1	Nikola Corp.	627,878	741
*,1	Symbotic Inc.	16,976	709
*	Manitowoc Co. Inc.	38,245	647
	Shyft Group Inc.	35,950	564
*	Blue Bird Corp.	23,048	504
	Hyster-Yale Materials Handling Inc.	10,163	464
*	Desktop Metal Inc. Class A	247,640	446
	REV Group Inc.	32,637	443
	Luxfer Holdings plc	29,316	353
*,1	Microvast Holdings Inc.	102,165	228
*,1	Velo3D Inc.	109,486	173
*	Hyliion Holdings Corp.	135,185	165
*	Markforged Holding Corp.	125,485	164
*,1	Hyzon Motors Inc.	85,324	108
			960,867
Marine Transportation (0.2%)
*	Kirby Corp.	65,704	5,442
	Matson Inc.	39,133	3,439
	Genco Shipping & Trading Ltd.	46,113	631
[1]	Eagle Bulk Shipping Inc.	7,192	315
			9,827
Passenger Airlines (2.0%)
	Delta Air Lines Inc.	705,729	30,262
	Southwest Airlines Co.	650,872	20,568
*	United Airlines Holdings Inc.	358,773	17,870
*	American Airlines Group Inc.	714,224	10,520
*	Alaska Air Group Inc.	140,036	5,877
*	Joby Aviation Inc.	378,880	2,823
*	SkyWest Inc.	48,595	2,192
*	JetBlue Airways Corp.	360,389	2,133
	Spirit Airlines Inc.	120,162	1,983
	Allegiant Travel Co.	17,143	1,523
*	Sun Country Airlines Holdings Inc.	46,174	688
*	Hawaiian Holdings Inc.	56,085	481
*	Frontier Group Holdings Inc.	46,551	292
*	Blade Air Mobility Inc.	52,739	168
*,1	Wheels Up Experience Inc.	18,252	35
			97,415

Industrials Index Fund
		Shares	Market Value• ($000)
Professional Services (10.1%)
	Automatic Data Processing Inc.	452,309	115,162
	Paychex Inc.	355,754	43,484
	Verisk Analytics Inc.	158,597	38,415
	Equifax Inc.	134,167	27,732
	Broadridge Financial Solutions Inc.	129,050	24,030
	Jacobs Solutions Inc.	138,745	18,706
	TransUnion	211,395	17,169
	Paycom Software Inc.	56,988	16,802
	Booz Allen Hamilton Holding Corp.	143,265	16,233
	SS&C Technologies Holdings Inc.	245,396	14,091
	Leidos Holdings Inc.	142,556	13,901
*	Ceridian HCM Holding Inc.	161,150	11,687
*	Paylocity Holding Corp.	48,858	9,796
	KBR Inc.	148,438	9,132
	Robert Half Inc.	117,991	8,727
*	CACI International Inc. Class A	24,919	8,174
*	FTI Consulting Inc.	37,187	6,910
	Science Applications International Corp.	58,680	6,904
	Maximus Inc.	66,511	5,375
*	ExlService Holdings Inc.	182,176	5,325
	Exponent Inc.	55,501	4,987
*	ASGN Inc.	53,963	4,434
	ManpowerGroup Inc.	55,184	4,352
*,1	TriNet Group Inc.	38,967	4,323
	Insperity Inc.	39,761	4,029
	Concentrix Corp.	48,573	3,878
	Korn Ferry	57,100	2,911
*	CBIZ Inc.	49,294	2,766
	ICF International Inc.	20,481	2,766
*	Clarivate plc	370,210	2,751
*	Alight Inc. Class A	354,162	2,706
	Dun & Bradstreet Holdings Inc.	240,553	2,622
*	Verra Mobility Corp.	131,595	2,341
*	Huron Consulting Group Inc.	21,144	2,113
*	Upwork Inc.	131,520	1,948
	CSG Systems International Inc.	34,667	1,883
*	Paycor HCM Inc.	68,100	1,598
*	NV5 Global Inc.	15,560	1,584
	Kforce Inc.	20,968	1,314
*	LegalZoom.Com Inc.	82,806	945
	CRA International Inc.	7,589	824
	First Advantage Corp.	56,032	782
	Barrett Business Services Inc.	7,456	713
*,1	Planet Labs PBC	206,743	672
	Kelly Services Inc. Class A	35,355	654
	TTEC Holdings Inc.	20,499	610
	Heidrick & Struggles International Inc.	21,784	577
*	Conduent Inc.	178,203	560
*	Franklin Covey Co.	13,008	555
	Resources Connection Inc.	34,716	538
*	TrueBlue Inc.	34,801	526
*	Forrester Research Inc.	12,559	385
*	Sterling Check Corp.	26,179	365
*	TaskUS Inc. Class A	29,926	296
*	Hireright Holdings Corp.	20,651	216
*	Skillsoft Corp.	93,691	123
			482,402
		Shares	Market Value• ($000)
Trading Companies & Distributors (5.0%)
	Ferguson plc	224,040	36,196
	Fastenal Co.	625,870	36,038
	United Rentals Inc.	75,194	35,833
	WW Grainger Inc.	49,458	35,320
	Watsco Inc.	36,568	13,331
*	SiteOne Landscape Supply Inc.	49,168	8,417
	WESCO International Inc.	50,429	8,162
	Applied Industrial Technologies Inc.	42,222	6,518
	MSC Industrial Direct Co. Inc. Class A	51,757	5,282
	Triton International Ltd.	60,358	5,065
	Boise Cascade Co.	43,209	4,726
	Air Lease Corp.	115,114	4,692
*	Beacon Roofing Supply Inc.	55,518	4,433
	GATX Corp.	36,735	4,340
	Herc Holdings Inc.	31,199	4,060
	FTAI Aviation Ltd.	108,866	4,024
*	Core & Main Inc. Class A	99,928	3,282
*	GMS Inc.	42,414	2,941
	Rush Enterprises Inc. Class A	68,968	2,856
	McGrath RentCorp.	26,737	2,703
	Veritiv Corp.	14,093	2,372
	H&E Equipment Services Inc.	33,896	1,536
*	NOW Inc.	117,276	1,310
*	MRC Global Inc.	91,444	852
*,1	Xometry Inc. Class A	41,575	792
	Global Industrial Co.	21,096	714
*	Titan Machinery Inc.	22,160	687
*	DXP Enterprises Inc.	16,227	577
	Alta Equipment Group Inc.	19,271	274
			237,333
Total Common Stocks (Cost $4,358,086)			4,758,743
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2,3]	Vanguard Market Liquidity Fund, 5.384% (Cost $19,574)	195,786	19,576
Total Investments (100.3%) (Cost $4,377,660)			4,778,319
Other Assets and Liabilities—Net (-0.3%)			(13,885)
Net Assets (100.0%)			4,764,434
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $15,922,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $17,662,000 was received for securities on loan.

Industrials Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Illinois Tool Works Inc.	1/31/24	CITNA	5,442	(5.327)	—	(27)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
CITNA—Citibank, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Statement of Assets and Liabilities
As of August 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $4,358,086)	4,758,743
Affiliated Issuers (Cost $19,574)	19,576
Total Investments in Securities	4,778,319
Investment in Vanguard	160
Cash Collateral Pledged—Over-the-Counter Swap Contracts	580
Receivables for Investment Securities Sold	13,880
Receivables for Accrued Income	7,695
Receivables for Capital Shares Issued	185
Total Assets	4,800,819
Liabilities
Due to Custodian	3,055
Payables for Investment Securities Purchased	15,132
Collateral for Securities on Loan	17,662
Payables for Capital Shares Redeemed	306
Payables to Vanguard	203
Unrealized Depreciation—Over-the-Counter Swap Contracts	27
Total Liabilities	36,385
Net Assets	4,764,434
1 Includes $15,922,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	4,613,700
Total Distributable Earnings (Loss)	150,734
Net Assets	4,764,434

ETF Shares—Net Assets
Applicable to 21,644,050 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,493,104
Net Asset Value Per Share—ETF Shares	$207.59

Admiral Shares—Net Assets
Applicable to 2,544,103 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	271,330
Net Asset Value Per Share—Admiral Shares	$106.65

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	63,456
Interest[2]	149
Securities Lending—Net	737
Total Income	64,342
Expenses
The Vanguard Group—Note B
Investment Advisory Services	96
Management and Administrative— ETF Shares	3,267
Management and Administrative— Admiral Shares	200
Marketing and Distribution— ETF Shares	192
Marketing and Distribution— Admiral Shares	13
Custodian Fees	36
Auditing Fees	30
Shareholders’ Reports—ETF Shares	165
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	2
Other Expenses	23
Total Expenses	4,029
Net Investment Income	60,313
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	32,761
Swap Contracts	(695)
Foreign Currencies	(1)
Realized Net Gain (Loss)	32,065
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	626,415
Swap Contracts	(101)
Change in Unrealized Appreciation (Depreciation)	626,314
Net Increase (Decrease) in Net Assets Resulting from Operations	718,692
1	Dividends are net of foreign withholding taxes of $41,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $148,000, $2,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $151,871,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	60,313	61,443
Realized Net Gain (Loss)	32,065	686,904
Change in Unrealized Appreciation (Depreciation)	626,314	(1,300,943)
Net Increase (Decrease) in Net Assets Resulting from Operations	718,692	(552,596)
Distributions
ETF Shares	(57,205)	(60,577)
Admiral Shares	(3,409)	(3,978)
Total Distributions	(60,614)	(64,555)
Capital Share Transactions
ETF Shares	411,493	(1,397,561)
Admiral Shares	8,914	(109,475)
Net Increase (Decrease) from Capital Share Transactions	420,407	(1,507,036)
Total Increase (Decrease)	1,078,485	(2,124,187)
Net Assets
Beginning of Period	3,685,949	5,810,136
End of Period	4,764,434	3,685,949

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$175.75	$199.27	$146.89	$142.53	$146.12
Investment Operations
Net Investment Income[1]	2.829	2.432	2.264	2.366	2.597
Net Realized and Unrealized Gain (Loss) on Investments	31.869	(23.486)	52.318	4.554	(3.754)
Total from Investment Operations	34.698	(21.054)	54.582	6.920	(1.157)
Distributions
Dividends from Net Investment Income	(2.858)	(2.466)	(2.202)	(2.560)	(2.433)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.858)	(2.466)	(2.202)	(2.560)	(2.433)
Net Asset Value, End of Period	$207.59	$175.75	$199.27	$146.89	$142.53
Total Return	19.99%	-10.62%	37.41%	4.96%	-0.73%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,493	$3,461	$5,438	$3,090	$3,457
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.50%	1.29%	1.25%	1.69%	1.87%
Portfolio Turnover Rate[2]	10%	4%	5%	4%	4%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$90.29	$102.37	$75.46	$73.22	$75.07
Investment Operations
Net Investment Income[1]	1.451	1.240	1.162	1.221	1.340
Net Realized and Unrealized Gain (Loss) on Investments	16.376	(12.056)	26.880	2.336	(1.941)
Total from Investment Operations	17.827	(10.816)	28.042	3.557	(.601)
Distributions
Dividends from Net Investment Income	(1.467)	(1.264)	(1.132)	(1.317)	(1.249)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.467)	(1.264)	(1.132)	(1.317)	(1.249)
Net Asset Value, End of Period	$106.65	$90.29	$102.37	$75.46	$73.22
Total Return[2]	19.99%	-10.62%	37.43%	4.98%	-0.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$271	$225	$372	$210	$202
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.49%	1.27%	1.25%	1.71%	1.87%
Portfolio Turnover Rate[3]	10%	4%	5%	4%	4%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Notes to Financial Statements
Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Industrials Index Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Industrials Index Fund
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $160,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	4,758,743	—	—	4,758,743
Temporary Cash Investments	19,576	—	—	19,576
Total	4,778,319	—	—	4,778,319
Derivative Financial Instruments
Liabilities
Swap Contracts	—	27	—	27
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, foreign currency transactions, passive foreign investment companies, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	151,769
Total Distributable Earnings (Loss)	(151,769)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Industrials Index Fund
Amount ($000)
Undistributed Ordinary Income	13,777
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	390,205
Capital Loss Carryforwards	(253,248)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	150,734
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	60,614	64,555
Long-Term Capital Gains	—	—
Total	60,614	64,555
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,388,112
Gross Unrealized Appreciation	800,618
Gross Unrealized Depreciation	(410,413)
Net Unrealized Appreciation (Depreciation)	390,205
E.	During the year ended August 31, 2023, the fund purchased $1,335,672,000 of investment securities and sold $914,370,000 of investment securities, other than temporary cash investments. Purchases and sales include $887,970,000 and $523,096,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $126,459,000 and sales were $36,332,000, resulting in net realized loss of $38,345,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	930,187	4,752	858,213	4,528
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(518,694)	(2,800)	(2,255,774)	(12,125)
Net Increase (Decrease)—ETF Shares	411,493	1,952	(1,397,561)	(7,597)
Admiral Shares
Issued	91,744	925	89,996	911
Issued in Lieu of Cash Distributions	2,908	31	3,384	35
Redeemed	(85,738)	(905)	(202,855)	(2,091)
Net Increase (Decrease)—Admiral Shares	8,914	51	(109,475)	(1,145)

Industrials Index Fund
G.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At August 31, 2023, one shareholder was a record or beneficial owner of 25% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Information Technology Index Fund ETF Shares Net Asset Value	28.47%	18.16%	20.44%	$64,210
Information Technology Index Fund ETF Shares Market Price	28.56	18.18	20.44	64,216
Information Technology Spliced Index	28.58	18.30	20.57	64,929
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	32,022

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Information Technology Index Fund Admiral Shares	28.47%	18.17%	20.45%	$642,718
Information Technology Spliced Index	28.58	18.30	20.57	649,295
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	320,217
Information Technology Spliced Index: MSCI US IMI/Information Technology 25/50 through May 2, 2018; MSCI US IMI/Information Technology 25/50 Transition Index through December 2, 2018; MSCI US IMI/Information Technology 25/50 thereafter.
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares Market Price	28.56%	130.49%	542.16%
Information Technology Index Fund ETF Shares Net Asset Value	28.47	130.34	542.10
Information Technology Spliced Index	28.58	131.73	549.29
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund
Fund Allocation
As of August 31, 2023
Communications Equipment	3.8%
Electronic Equipment, Instruments & Components	4.8
IT Services	5.8
Semiconductors & Semiconductor Equipment	24.5
Software	37.7
Technology Hardware, Storage & Peripherals	23.4
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Information Technology Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Communications Equipment (3.8%)
	Cisco Systems Inc.	22,081,618	1,266,381
*	Arista Networks Inc.	1,501,322	293,103
	Motorola Solutions Inc.	963,990	273,359
*	F5 Inc.	460,408	75,350
	Juniper Networks Inc.	2,485,731	72,385
*	Ciena Corp.	1,325,385	66,243
*	Lumentum Holdings Inc.	816,776	44,212
*	Extreme Networks Inc.	1,472,017	40,407
*	Calix Inc.	865,493	40,254
*	Viavi Solutions Inc.	3,356,069	35,071
*	NetScout Systems Inc.	1,172,465	33,568
*	ViaSat Inc.	1,128,601	31,307
*	Digi International Inc.	756,266	25,244
*	Harmonic Inc.	2,230,467	23,821
*	Infinera Corp.	4,281,270	20,036
*	CommScope Holding Co. Inc.	4,422,947	14,773
	Adtran Holdings Inc.	1,575,469	13,470
*	Clearfield Inc.	289,570	10,178
*	NETGEAR Inc.	581,857	7,669
*	Ribbon Communications Inc.	1,966,455	5,821
*	Casa Systems Inc.	752,309	730
			2,393,382
Electronic Equipment, Instruments & Components (4.7%)
	Amphenol Corp. Class A	3,397,551	300,276
	TE Connectivity Ltd.	1,833,772	242,773
	CDW Corp.	820,461	173,240
	Corning Inc.	4,947,507	162,377
*	Keysight Technologies Inc.	1,111,072	148,106
*	Teledyne Technologies Inc.	302,741	126,637
	Jabil Inc.	905,170	103,569
*	Zebra Technologies Corp. Class A	353,813	97,302
*	Trimble Inc.	1,724,312	94,475
*	Flex Ltd.	3,189,611	88,001
	Cognex Corp.	1,385,886	65,247
	National Instruments Corp.	1,075,579	64,104
*	Arrow Electronics Inc.	475,632	63,464
*	Fabrinet	380,813	61,223
	Littelfuse Inc.	215,194	57,474
*	Novanta Inc.	335,263	55,982
*	Coherent Corp.	1,354,565	50,972
	TD SYNNEX Corp.	498,368	50,709
	Vontier Corp.	1,570,199	49,320
	Badger Meter Inc.	292,641	48,602
*	Insight Enterprises Inc.	297,118	47,566
	Avnet Inc.	934,480	47,425
	Advanced Energy Industries Inc.	393,553	46,467
	Belden Inc.	482,333	45,291
*	IPG Photonics Corp.	385,269	41,748
	Vishay Intertechnology Inc.	1,504,980	41,297
		Shares	Market Value• ($000)
*	Sanmina Corp.	714,492	39,797
*	Itron Inc.	569,626	38,968
*	Plexus Corp.	372,957	37,874
	Crane NXT Co.	628,556	37,311
*	OSI Systems Inc.	271,717	37,049
*	Rogers Corp.	245,581	35,489
*	ePlus Inc.	500,029	33,192
*	Mirion Technologies Inc.	3,674,787	31,383
*	TTM Technologies Inc.	2,047,520	30,508
*	Knowles Corp.	1,837,818	29,460
	CTS Corp.	631,877	28,213
*	PAR Technology Corp.	577,888	25,127
	Methode Electronics Inc.	748,059	24,125
	Benchmark Electronics Inc.	751,511	19,344
*	Arlo Technologies Inc.	1,930,405	18,860
	Napco Security Technologies Inc.	697,885	17,294
*	ScanSource Inc.	525,335	17,220
*,1	Lightwave Logic Inc.	2,291,921	14,462
	PC Connection Inc.	249,475	13,252
*	Evolv Technologies Holdings Inc.	1,721,637	12,034
*,1	SmartRent Inc.	3,364,662	11,440
*	nLight Inc.	918,288	10,478
*,1	MicroVision Inc.	3,722,468	9,381
*	FARO Technologies Inc.	398,186	6,315
*,1	Ouster Inc.	654,537	3,685
*	908 Devices Inc.	456,940	3,285
*	Aeva Technologies Inc.	1,623,042	1,530
*,1	Focus Universal Inc.	575,898	1,065
			2,961,788
IT Services (5.8%)
	Accenture plc Class A	3,408,865	1,103,688
	International Business Machines Corp.	4,942,877	725,763
*	Snowflake Inc. Class A	1,520,156	238,437
	Cognizant Technology Solutions Corp. Class A	2,997,194	214,629
*	Gartner Inc.	483,303	169,001
*	MongoDB Inc.	433,797	165,407
*	VeriSign Inc.	603,386	125,378
*	Cloudflare Inc. Class A	1,827,628	118,851
*	Akamai Technologies Inc.	1,022,361	107,440
*	EPAM Systems Inc.	397,272	102,890
*	Okta Inc.	1,120,723	93,592
*	Twilio Inc. Class A	1,271,770	81,025
*	GoDaddy Inc. Class A	1,085,476	78,708
*	DXC Technology Co.	2,196,936	45,564
*	Kyndryl Holdings Inc.	2,598,542	43,863
*	Fastly Inc. Class A	1,771,913	42,154
*	Perficient Inc.	554,540	35,374
*	Squarespace Inc. Class A	920,210	27,744
*,1	DigitalOcean Holdings Inc.	963,448	26,061
		Shares	Market Value• ($000)
*	BigCommerce Holdings Inc. Series 1	1,335,786	14,159
*	Grid Dynamics Holdings Inc.	1,184,357	13,774
	Hackett Group Inc.	487,544	11,491
*	Thoughtworks Holding Inc.	2,006,659	9,973
*	Unisys Corp.	1,435,559	5,785
*,1	Tucows Inc. Class A	191,736	4,535
*	Rackspace Technology Inc.	1,182,507	2,956
			3,608,242
Semiconductors & Semiconductor Equipment (24.4%)
	NVIDIA Corp.	8,285,388	4,089,253
	Broadcom Inc.	2,239,596	2,066,901
*	Advanced Micro Devices Inc.	8,696,417	919,385
	Texas Instruments Inc.	4,917,064	826,362
	Intel Corp.	22,660,143	796,277
	Applied Materials Inc.	4,605,599	703,551
	QUALCOMM Inc.	6,073,089	695,551
	Lam Research Corp.	741,429	520,780
	Analog Devices Inc.	2,768,446	503,248
	Micron Technology Inc.	6,120,497	428,068
	KLA Corp.	769,061	385,969
	NXP Semiconductors NV	1,479,144	304,290
	Marvell Technology Inc.	4,902,567	285,575
	Microchip Technology Inc.	3,144,573	257,352
*	ON Semiconductor Corp.	2,514,710	247,598
	Monolithic Power Systems Inc.	281,910	146,934
*	First Solar Inc.	656,799	124,214
	Skyworks Solutions Inc.	1,045,780	113,718
*	Enphase Energy Inc.	892,439	112,920
	Teradyne Inc.	1,032,742	111,402
	Entegris Inc.	1,014,930	102,782
*	Lattice Semiconductor Corp.	968,318	94,179
*	Qorvo Inc.	739,750	79,442
*	SolarEdge Technologies Inc.	432,720	70,347
*	Onto Innovation Inc.	451,921	62,808
	Universal Display Corp.	381,887	62,080
*	Axcelis Technologies Inc.	301,549	57,943
*	Rambus Inc.	986,997	55,736
*	Wolfspeed Inc.	1,153,482	55,160
	MKS Instruments Inc.	549,301	55,056
*	MACOM Technology Solutions Holdings Inc.	604,556	51,121
	Power Integrations Inc.	571,822	48,044
*	Cirrus Logic Inc.	568,022	46,601
*	Silicon Laboratories Inc.	331,155	44,660
*	Diodes Inc.	511,878	41,897
	Amkor Technology Inc.	1,446,522	40,445
*	Synaptics Inc.	459,077	40,188
*	FormFactor Inc.	1,131,271	39,956

Information Technology Index Fund
		Shares	Market Value• ($000)
	Kulicke & Soffa Industries Inc.	732,490	37,892
*	Allegro MicroSystems Inc.	976,553	37,353
*	Sitime Corp.	262,019	34,767
*	Credo Technology Group Holding Ltd.	2,079,185	34,223
*	Cohu Inc.	872,170	32,610
*	MaxLinear Inc.	1,373,547	32,278
*	Ambarella Inc.	516,294	32,088
*	Ultra Clean Holdings Inc.	905,015	31,820
*	Impinj Inc.	477,511	31,788
*	Semtech Corp.	1,209,804	31,636
*	Photronics Inc.	1,305,119	31,010
*	Veeco Instruments Inc.	1,045,882	30,529
*	SMART Global Holdings Inc.	1,055,767	27,270
*	PDF Solutions Inc.	638,561	23,205
*,1	Navitas Semiconductor Corp.	2,545,005	22,472
*	Ichor Holdings Ltd.	612,619	22,440
*	indie Semiconductor Inc. Class A	2,522,643	16,902
*	ACM Research Inc. Class A	926,013	16,261
*	Alpha & Omega Semiconductor Ltd.	492,680	15,544
*	CEVA Inc.	469,033	10,891
*	Magnachip Semiconductor Corp.	889,888	7,315
			15,248,087
Software (37.7%)
	Microsoft Corp.	31,571,290	10,347,806
*	Adobe Inc.	2,478,503	1,386,326
*	Salesforce Inc.	5,388,317	1,193,297
	Oracle Corp.	8,775,752	1,056,513
	Intuit Inc.	1,523,860	825,643
*	ServiceNow Inc.	1,113,814	655,847
*	Synopsys Inc.	852,889	391,382
*	Palo Alto Networks Inc.	1,554,383	378,181
*	Cadence Design Systems Inc.	1,535,958	369,306
	Roper Technologies Inc.	607,496	303,177
*	Workday Inc. Class A	1,183,404	289,342
*	Autodesk Inc.	1,236,254	274,374
*	Fortinet Inc.	3,898,684	234,740
*	VMware Inc. Class A	1,384,028	233,596
*	Crowdstrike Holdings Inc. Class A	1,325,392	216,079
*	Atlassian Corp. Ltd. Class A	920,856	187,910
*	ANSYS Inc.	531,468	169,469
*	Palantir Technologies Inc. Class A	11,080,819	165,991
*	HubSpot Inc.	292,588	159,905
*	Datadog Inc. Class A	1,561,252	150,630
*	Fair Isaac Corp.	157,922	142,855
*	Splunk Inc.	1,053,678	127,769
*	Zoom Video Communications Inc. Class A	1,585,949	112,650
*	Tyler Technologies Inc.	280,009	111,564
*	PTC Inc.	749,702	110,334
*	Zscaler Inc.	616,406	96,190
*	Manhattan Associates Inc.	445,263	90,219
*	Black Knight Inc.	1,149,562	87,091
*	Dynatrace Inc.	1,790,523	86,303
		Shares	Market Value• ($000)
	Gen Digital Inc. (XNGS)	4,104,552	83,117
*	Bill Holdings Inc.	709,906	81,852
	Bentley Systems Inc. Class B	1,593,455	79,529
*	DocuSign Inc.	1,527,891	76,853
*	Unity Software Inc.	1,838,645	68,159
*	AppLovin Corp. Class A	1,476,254	63,804
*	Nutanix Inc. Class A	1,958,371	60,905
*	Dropbox Inc. Class A	2,190,100	60,863
*	SPS Commerce Inc.	320,862	59,722
*	Guidewire Software Inc.	685,573	59,254
*	Workiva Inc.	488,149	54,600
*	Qualys Inc.	347,393	54,072
*	Procore Technologies Inc.	799,009	53,973
*	UiPath Inc. Class A	3,357,436	53,081
*	Aspen Technology Inc.	268,340	52,058
*	Smartsheet Inc. Class A	1,225,023	51,120
*	Confluent Inc. Class A	1,543,554	51,076
*	Five9 Inc.	688,154	49,802
*	Tenable Holdings Inc.	1,096,094	49,730
	Dolby Laboratories Inc. Class A	571,556	48,279
*	Elastic NV	776,139	48,028
*	Teradata Corp.	1,037,907	48,024
*	New Relic Inc.	557,922	47,485
*	Samsara Inc. Class A	1,735,291	47,478
*	NCR Corp.	1,447,653	44,530
*,1	MicroStrategy Inc. Class A	123,946	44,314
*	Altair Engineering Inc. Class A	642,412	42,708
*	Varonis Systems Inc.	1,322,435	42,225
*	DoubleVerify Holdings Inc.	1,243,828	42,054
*	Appfolio Inc. Class A	218,015	42,027
*	Blackline Inc.	696,417	41,827
*	Gitlab Inc. Class A	881,493	41,756
*	SentinelOne Inc. Class A	2,509,769	41,737
*	Blackbaud Inc.	531,302	40,437
*	Rapid7 Inc.	798,936	40,258
*	Box Inc. Class A	1,496,534	39,628
*	Freshworks Inc. Class A	1,804,457	39,464
*	Sprout Social Inc. Class A	736,703	39,443
*	Aurora Innovation Inc.	12,374,908	39,228
*	ACI Worldwide Inc.	1,549,886	37,631
*	Alarm.com Holdings Inc.	636,823	37,299
*,1	C3.ai Inc. Class A	1,198,497	37,177
*	HashiCorp Inc. Class A	1,274,890	37,176
*	CommVault Systems Inc.	543,974	37,159
	Progress Software Corp.	602,658	36,666
*	RingCentral Inc. Class A	1,181,841	36,554
*,1	Marathon Digital Holdings Inc.	2,897,856	36,426
	InterDigital Inc.	414,737	35,962
*	PagerDuty Inc.	1,388,780	35,775
*	Braze Inc. Class A	752,380	34,805
	Pegasystems Inc.	698,477	34,686
*	LiveRamp Holdings Inc.	1,070,532	34,621
*	Envestnet Inc.	632,407	34,548
*	JFrog Ltd.	1,195,203	34,290
*,1	Riot Platforms Inc.	3,000,641	34,057
*	Q2 Holdings Inc.	985,194	33,901
*	nCino Inc.	1,030,498	33,873
*	Verint Systems Inc.	1,022,548	33,120
*	Alteryx Inc. Class A	1,098,584	32,430
*	Asana Inc. Class A	1,502,020	32,278
		Shares	Market Value• ($000)
*	Appian Corp. Class A	648,119	31,563
*	Sprinklr Inc. Class A	2,075,310	31,399
*	Agilysys Inc.	442,111	31,189
*	PROS Holdings Inc.	853,349	30,601
	Clear Secure Inc. Class A	1,386,536	30,143
*	Clearwater Analytics Holdings Inc. Class A	1,659,009	30,111
*	PowerSchool Holdings Inc. Class A	1,202,777	26,605
*	Zeta Global Holdings Corp. Class A	3,045,954	24,764
*	Zuora Inc. Class A	2,586,242	23,561
*	Vertex Inc. Class A	1,022,201	22,887
	Adeia Inc.	2,242,908	22,564
*	Cerence Inc.	849,973	22,184
	A10 Networks Inc.	1,482,448	22,074
*	Everbridge Inc.	854,890	21,210
*	Intapp Inc.	566,982	20,757
*	Model N Inc.	763,397	20,612
*	Yext Inc.	2,223,348	19,477
*	Digital Turbine Inc.	2,107,792	18,780
*	EngageSmart Inc.	1,054,877	18,682
*	E2open Parent Holdings Inc.	3,833,802	18,517
*	N-Able Inc.	1,343,467	17,962
*	Jamf Holding Corp.	1,045,540	17,628
*	Informatica Inc. Class A	765,986	16,047
*	Alkami Technology Inc.	881,118	15,349
*	Matterport Inc.	5,294,191	14,188
*	Amplitude Inc. Class A	1,191,534	13,917
*	AvePoint Inc.	1,984,719	13,774
*	Olo Inc. Class A	2,092,440	13,496
*	Consensus Cloud Solutions Inc.	393,849	12,576
*	SolarWinds Corp.	1,035,122	11,024
*	Couchbase Inc.	635,996	10,876
*	Xperi Inc.	891,541	10,520
*	Mitek Systems Inc.	895,358	10,001
*,1	Digimarc Corp.	300,064	9,824
	Ebix Inc.	521,298	8,706
*,1	SoundHound AI Inc. Class A	3,371,687	8,497
*	OneSpan Inc.	672,817	8,242
	American Software Inc. Class A	682,233	7,866
*	MeridianLink Inc.	425,113	7,529
*	Domo Inc. Class B	654,577	6,978
*	8x8 Inc.	2,085,305	6,777
*	LivePerson Inc.	1,517,032	6,372
*,1	SEMrush Holdings Inc. Class A	624,022	5,897
*	Weave Communications Inc.	492,479	5,028
*	CS Disco Inc.	496,841	4,720
*,1	Terawulf Inc.	2,235,261	4,672
	ON24 Inc.	658,373	4,516
*	Enfusion Inc. Class A	474,840	4,055
*,1	Cipher Mining Inc.	1,010,046	3,222
*	Expensify Inc. Class A	688,791	2,955
*	Rimini Street Inc.	1,183,894	2,865
*	Telos Corp.	1,097,016	2,863
*	WM Technology Inc.	1,650,734	2,509
*	Upland Software Inc.	644,219	2,287
*,1	Veritone Inc.	731,055	2,244
*	SecureWorks Corp. Class A	257,171	1,775
*,1	Porch Group Inc.	1,830,941	1,547
*	ForgeRock Inc. Class A	1,860	43
			23,506,450

Information Technology Index Fund
		Shares	Market Value• ($000)
Technology Hardware, Storage & Peripherals (23.4%)
	Apple Inc.	72,536,988	13,627,524
	HP Inc.	5,385,293	159,997
	Hewlett Packard Enterprise Co.	8,107,533	137,747
	NetApp Inc.	1,409,320	108,095
*	Western Digital Corp.	2,234,127	100,536
	Dell Technologies Inc. Class C	1,743,755	98,069
	Seagate Technology Holdings plc	1,320,266	93,462
*	Super Micro Computer Inc.	336,670	92,611
*	Pure Storage Inc. Class A	2,133,341	78,059
*,1	IonQ Inc.	2,493,973	42,871
	Xerox Holdings Corp.	2,054,914	32,653
*	Avid Technology Inc.	740,637	19,745
*	Corsair Gaming Inc.	968,112	15,219
*,1	CPI Card Group Inc.	88,794	1,835
			14,608,423
Total Common Stocks (Cost $46,013,855)			62,326,372
		Shares	Market Value• ($000)
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2,3]	Vanguard Market Liquidity Fund, 5.384% (Cost $249,112)	2,491,813	249,156
Total Investments (100.2%) (Cost $46,262,967)			62,575,528
Other Assets and Liabilities—Net (-0.2%)			(139,594)
Net Assets (100.0%)			62,435,934
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $142,994,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $158,224,000 was received for securities on loan, of which $158,171,000 is held in Vanguard Market Liquidity Fund and $53,000 is held in cash.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2023	227	70,545	1,902

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Palo Alto Networks Inc.	8/30/24	BANA	36,495	(5.320)	—	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Statement of Assets and Liabilities
As of August 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $46,013,855)	62,326,372
Affiliated Issuers (Cost $249,112)	249,156
Total Investments in Securities	62,575,528
Investment in Vanguard	2,081
Cash	53
Cash Collateral Pledged—Futures Contracts	5,990
Cash Collateral Pledged—Over-the-Counter Swap Contracts	1,980
Receivables for Investment Securities Sold	1,772,488
Receivables for Accrued Income	51,369
Receivables for Capital Shares Issued	9,698
Variation Margin Receivable—Futures Contracts	271
Unrealized Appreciation—Over-the-Counter Swap Contracts	—
Total Assets	64,419,458
Liabilities
Due to Custodian	4,273
Payables for Investment Securities Purchased	1,770,971
Collateral for Securities on Loan	158,224
Payables for Capital Shares Redeemed	47,435
Payables to Vanguard	2,621
Total Liabilities	1,983,524
Net Assets	62,435,934
1 Includes $142,994,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	48,450,941
Total Distributable Earnings (Loss)	13,984,993
Net Assets	62,435,934

ETF Shares—Net Assets
Applicable to 120,619,432 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	53,652,722
Net Asset Value Per Share—ETF Shares	$444.81

Admiral Shares—Net Assets
Applicable to 38,563,467 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,783,212
Net Asset Value Per Share—Admiral Shares	$227.76

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	470,521
Interest[2]	6,109
Securities Lending—Net	7,217
Total Income	483,847
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,224
Management and Administrative— ETF Shares	40,828
Management and Administrative— Admiral Shares	6,138
Marketing and Distribution— ETF Shares	2,129
Marketing and Distribution— Admiral Shares	375
Custodian Fees	147
Auditing Fees	30
Shareholders’ Reports—ETF Shares	931
Shareholders’ Reports—Admiral Shares	38
Trustees’ Fees and Expenses	27
Other Expenses	22
Total Expenses	51,889
Expenses Paid Indirectly	(12)
Net Expenses	51,877
Net Investment Income	431,970
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	7,712,419
Futures Contracts	10,468
Swap Contracts	11,355
Realized Net Gain (Loss)	7,734,242
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	5,501,548
Futures Contracts	3,012
Swap Contracts	—
Change in Unrealized Appreciation (Depreciation)	5,504,560
Net Increase (Decrease) in Net Assets Resulting from Operations	13,670,772
1	Dividends are net of foreign withholding taxes of $738,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,962,000, ($8,000), less than $1,000, and $19,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $9,049,814,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	431,970	419,743
Realized Net Gain (Loss)	7,734,242	6,476,344
Change in Unrealized Appreciation (Depreciation)	5,504,560	(17,436,415)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,670,772	(10,540,328)
Distributions
ETF Shares	(377,208)	(362,859)
Admiral Shares	(55,088)	(51,539)
Total Distributions	(432,296)	(414,398)
Capital Share Transactions
ETF Shares	(1,393,287)	1,913,376
Admiral Shares	1,038,391	54,602
Net Increase (Decrease) from Capital Share Transactions	(354,896)	1,967,978
Total Increase (Decrease)	12,883,580	(8,986,748)
Net Assets
Beginning of Period	49,552,354	58,539,102
End of Period	62,435,934	49,552,354

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$349.23	$426.48	$328.54	$213.66	$202.82
Investment Operations
Net Investment Income[1]	3.090	3.003	2.634	2.926	2.572
Net Realized and Unrealized Gain (Loss) on Investments	95.573	(77.272)	97.919	114.955	10.792
Total from Investment Operations	98.663	(74.269)	100.553	117.881	13.364
Distributions
Dividends from Net Investment Income	(3.083)	(2.981)	(2.613)	(3.001)	(2.524)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.083)	(2.981)	(2.613)	(3.001)	(2.524)
Net Asset Value, End of Period	$444.81	$349.23	$426.48	$328.54	$213.66
Total Return	28.47%	-17.50%	30.80%	55.72%	6.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$53,653	$43,558	$51,238	$38,711	$20,738
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%[2]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.83%	0.76%	0.73%	1.17%	1.32%
Portfolio Turnover Rate[3]	15%	6%	4%	5%	5%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$178.82	$218.38	$168.23	$109.40	$103.86
Investment Operations
Net Investment Income[1]	1.591	1.538	1.353	1.504	1.326
Net Realized and Unrealized Gain (Loss) on Investments	48.931	(39.572)	50.136	58.864	5.509
Total from Investment Operations	50.522	(38.034)	51.489	60.368	6.835
Distributions
Dividends from Net Investment Income	(1.582)	(1.526)	(1.339)	(1.538)	(1.295)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.582)	(1.526)	(1.339)	(1.538)	(1.295)
Net Asset Value, End of Period	$227.76	$178.82	$218.38	$168.23	$109.40
Total Return[2]	28.47%	-17.50%	30.81%	55.78%	6.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,783	$5,994	$7,301	$5,149	$2,470
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.83%	0.75%	0.73%	1.17%	1.32%
Portfolio Turnover Rate[4]	15%	6%	4%	5%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Notes to Financial Statements
Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts

Information Technology Index Fund
with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the

Information Technology Index Fund
overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.  Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $2,081,000, representing less than 0.01% of the fund’s net assets and 0.83% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $12,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Information Technology Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	62,326,372	—	—	62,326,372
Temporary Cash Investments	249,156	—	—	249,156
Total	62,575,528	—	—	62,575,528
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,902	—	—	1,902
Swap Contracts	—	—	—	—
Total	1,902	—	—	1,902
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	9,047,793
Total Distributable Earnings (Loss)	(9,047,793)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	108,152
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	16,156,230
Capital Loss Carryforwards	(2,279,389)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	13,984,993
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	432,296	414,398
Long-Term Capital Gains	—	—
Total	432,296	414,398
*	Includes short-term capital gains, if any.

Information Technology Index Fund
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	46,419,298
Gross Unrealized Appreciation	18,388,541
Gross Unrealized Depreciation	(2,232,311)
Net Unrealized Appreciation (Depreciation)	16,156,230
F.	During the year ended August 31, 2023, the fund purchased $25,457,018,000 of investment securities and sold $25,795,504,000 of investment securities, other than temporary cash investments. Purchases and sales include $16,403,899,000 and $17,750,262,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $21,126,000 and sales were $857,989,000, resulting in net realized loss of $307,335,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	16,506,313	41,443	12,984,660	32,734
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(17,899,600)	(45,550)	(11,071,284)	(28,150)
Net Increase (Decrease)—ETF Shares	(1,393,287)	(4,107)	1,913,376	4,584
Admiral Shares
Issued	2,150,542	10,897	1,802,529	8,692
Issued in Lieu of Cash Distributions	50,075	271	46,814	229
Redeemed	(1,162,226)	(6,126)	(1,794,741)	(8,834)
Net Increase (Decrease)—Admiral Shares	1,038,391	5,042	54,602	87
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.

Materials Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Materials Index Fund ETF Shares Net Asset Value	12.09%	8.37%	9.37%	$24,485
Materials Index Fund ETF Shares Market Price	12.09	8.37	9.37	24,481
MSCI US Investable Market Materials 25/50 Index	12.20	8.49	9.46	24,696
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	32,022

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Materials Index Fund Admiral Shares	12.10%	8.38%	9.37%	$244,980
MSCI US Investable Market Materials 25/50 Index	12.20	8.49	9.46	246,961
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	320,217
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares Market Price	12.09%	49.48%	144.81%
Materials Index Fund ETF Shares Net Asset Value	12.09	49.47	144.85
MSCI US Investable Market Materials 25/50 Index	12.20	50.27	146.96
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Materials Index Fund
Fund Allocation
As of August 31, 2023
Chemicals	62.5%
Construction Materials	5.9
Containers & Packaging	11.5
Metals & Mining	19.6
Paper & Forest Products	0.5
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Materials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Chemicals (62.2%)
	Linde plc	1,697,690	657,074
	Sherwin-Williams Co.	849,527	230,833
	Air Products and Chemicals Inc.	770,218	227,592
	Ecolab Inc.	888,546	163,324
	Dow Inc.	2,452,673	133,818
	Corteva Inc.	2,464,961	124,505
	DuPont de Nemours Inc.	1,591,663	122,383
	PPG Industries Inc.	816,309	115,720
	LyondellBasell Industries NV Class A	902,331	89,123
	Albemarle Corp.	359,865	71,509
	International Flavors & Fragrances Inc.	884,564	62,318
	CF Industries Holdings Inc.	675,887	52,091
	Celanese Corp.	358,360	45,282
	Mosaic Co.	1,151,603	44,740
	RPM International Inc.	447,002	44,584
	FMC Corp.	433,593	37,389
	Eastman Chemical Co.	413,178	35,124
	Olin Corp.	425,841	24,707
*	Axalta Coating Systems Ltd.	768,169	21,739
	Chemours Co.	517,217	17,596
	Westlake Corp.	132,841	17,400
	Huntsman Corp.	596,902	16,636
	Element Solutions Inc.	795,250	16,398
	Balchem Corp.	111,744	15,700
	Ashland Inc.	173,942	15,069
	Cabot Corp.	194,468	14,091
	HB Fuller Co.	186,990	13,562
*	Livent Corp.	623,815	13,393
	Avient Corp.	300,013	12,034
	NewMarket Corp.	25,046	11,763
	Innospec Inc.	86,121	9,251
	Sensient Technologies Corp.	146,641	9,035
*,1	Ginkgo Bioworks Holdings Inc.	3,583,446	8,385
	Scotts Miracle-Gro Co.	145,903	8,267
	Quaker Chemical Corp.	43,703	7,756
	Minerals Technologies Inc.	113,029	6,906
	Stepan Co.	77,392	6,754
*	Ingevity Corp.	119,378	6,433
	Tronox Holdings plc	406,693	5,547
	Orion SA	203,597	4,605
	Hawkins Inc.	69,718	4,336
*	Ecovyst Inc.	363,430	3,722
	Chase Corp.	27,936	3,534
	AdvanSix Inc.	95,924	3,173
	Mativ Holdings Inc.	189,547	3,109
*	Perimeter Solutions SA	516,122	3,050
*,1	PureCycle Technologies Inc.	310,898	2,776
		Shares	Market Value• ($000)
	Koppers Holdings Inc.	71,781	2,748
*	LSB Industries Inc.	184,375	1,866
*	Aspen Aerogels Inc.	182,083	1,109
*	Intrepid Potash Inc.	38,735	1,039
	Trinseo plc	96,036	1,011
	Kronos Worldwide Inc.	80,003	672
*,1	Danimer Scientific Inc.	334,620	652
*,1	Origin Materials Inc.	399,664	548
			2,573,781
Construction Materials (5.9%)
	Vulcan Materials Co.	461,333	100,686
	Martin Marietta Materials Inc.	214,854	95,913
	Eagle Materials Inc.	123,119	23,309
*	Summit Materials Inc. Class A	412,305	15,424
*	Knife River Corp.	167,132	8,601
			243,933
Containers & Packaging (11.5%)
	Ball Corp.	1,090,671	59,387
	Avery Dennison Corp.	279,908	52,729
	Amcor plc	5,101,865	49,692
	Packaging Corp. of America	311,822	46,493
	International Paper Co.	1,143,237	39,922
	Crown Holdings Inc.	416,425	38,586
	AptarGroup Inc.	227,164	30,113
	Westrock Co.	888,161	29,052
	Berry Global Group Inc.	413,292	27,004
	Graphic Packaging Holding Co.	1,064,932	23,684
	Sonoco Products Co.	339,621	19,511
	Sealed Air Corp.	500,664	18,554
	Silgan Holdings Inc.	305,912	13,806
*	O-I Glass Inc.	538,407	10,693
	Greif Inc. Class A	88,079	6,394
	TriMas Corp.	144,400	3,783
	Myers Industries Inc.	108,946	2,049
	Pactiv Evergreen Inc.	156,953	1,290
*	Ranpak Holdings Corp.	151,297	958
			473,700
Metals & Mining (19.5%)
	Freeport-McMoRan Inc.	4,969,998	198,353
	Nucor Corp.	871,121	149,920
	Newmont Corp.	2,755,798	108,634
	Steel Dynamics Inc.	556,816	59,351
	Reliance Steel & Aluminum Co.	203,869	58,095
*	Cleveland-Cliffs Inc.	1,786,081	27,309
	Royal Gold Inc.	227,750	25,528
	Commercial Metals Co.	404,996	22,797
*	ATI Inc.	445,759	20,206
	Alcoa Corp.	618,655	18,609
	United States Steel Corp.	573,285	17,823
	Carpenter Technology Corp.	168,242	10,537
		Shares	Market Value• ($000)
	Alpha Metallurgical Resources Inc.	45,246	9,178
	Hecla Mining Co.	2,034,049	8,929
	Worthington Industries Inc.	112,141	8,441
	Arch Resources Inc.	61,347	8,012
	Materion Corp.	71,567	7,786
*	MP Materials Corp.	370,213	7,752
	Warrior Met Coal Inc.	180,523	7,141
	Kaiser Aluminum Corp.	55,450	4,210
	Compass Minerals International Inc.	121,036	3,649
	Ryerson Holding Corp.	107,875	3,359
*,1	Ivanhoe Electric Inc.	197,427	3,086
*	TimkenSteel Corp.	136,394	2,988
	Schnitzer Steel Industries Inc. Class A	89,406	2,968
*	Piedmont Lithium Inc.	62,953	2,818
*	Coeur Mining Inc.	1,152,160	2,777
	SunCoke Energy Inc.	291,068	2,707
*	Century Aluminum Co.	191,348	1,424
	Ramaco Resources Inc. Class A	99,873	783
*,1	5e Advanced Materials Inc.	106,872	274
			805,444
Paper & Forest Products (0.5%)
	Louisiana-Pacific Corp.	225,027	14,060
	Sylvamo Corp.	133,225	5,565
	Mercer International Inc.	137,101	1,246
			20,871
Total Common Stocks (Cost $3,945,399)			4,117,729
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[2,3]	Vanguard Market Liquidity Fund, 5.384% (Cost $25,870)	258,748	25,872
Total Investments (100.2%) (Cost $3,971,269)			4,143,601
Other Assets and Liabilities—Net (-0.2%)			(8,488)
Net Assets (100.0%)			4,135,113
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,229,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $6,570,000 was received for securities on loan.

Materials Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Albemarle Corp.	1/31/24	CITNA	9,339	(5.326)	—	(42)
United States Steel Corp.	8/30/24	BANA	6,591	(5.320)	—	—
					—	(42)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
CITNA—Citibank, N.A.
At August 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $1,245,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Statement of Assets and Liabilities
As of August 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $3,945,399)	4,117,729
Affiliated Issuers (Cost $25,870)	25,872
Total Investments in Securities	4,143,601
Investment in Vanguard	141
Cash	1,014
Cash Collateral Pledged—Over-the-Counter Swap Contracts	980
Receivables for Investment Securities Sold	7,428
Receivables for Accrued Income	7,709
Receivables for Capital Shares Issued	424
Total Assets	4,161,297
Liabilities
Payables for Investment Securities Purchased	18,936
Collateral for Securities on Loan	6,570
Payables for Capital Shares Redeemed	459
Payables to Vanguard	177
Unrealized Depreciation—Over-the-Counter Swap Contracts	42
Total Liabilities	26,184
Net Assets	4,135,113
1 Includes $5,229,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	4,129,140
Total Distributable Earnings (Loss)	5,973
Net Assets	4,135,113

ETF Shares—Net Assets
Applicable to 16,814,091 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,070,389
Net Asset Value Per Share—ETF Shares	$182.61

Admiral Shares—Net Assets
Applicable to 11,443,919 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,064,724
Net Asset Value Per Share—Admiral Shares	$93.04

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	75,937
Interest[2]	150
Securities Lending—Net	449
Total Income	76,536
Expenses
The Vanguard Group—Note B
Investment Advisory Services	90
Management and Administrative— ETF Shares	2,393
Management and Administrative— Admiral Shares	901
Marketing and Distribution— ETF Shares	142
Marketing and Distribution— Admiral Shares	57
Custodian Fees	46
Auditing Fees	30
Shareholders’ Reports—ETF Shares	195
Shareholders’ Reports—Admiral Shares	13
Trustees’ Fees and Expenses	2
Other Expenses	22
Total Expenses	3,891
Expenses Paid Indirectly	(2)
Net Expenses	3,889
Net Investment Income	72,647
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	98,597
Futures Contracts	22
Swap Contracts	1,120
Realized Net Gain (Loss)	99,739
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	247,732
Swap Contracts	(42)
Change in Unrealized Appreciation (Depreciation)	247,690
Net Increase (Decrease) in Net Assets Resulting from Operations	420,076
1	Dividends are net of foreign withholding taxes of $3,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $150,000, less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $142,531,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	72,647	84,474
Realized Net Gain (Loss)	99,739	315,519
Change in Unrealized Appreciation (Depreciation)	247,690	(886,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	420,076	(486,784)
Distributions
ETF Shares	(53,383)	(66,907)
Admiral Shares	(19,101)	(19,170)
Total Distributions	(72,484)	(86,077)
Capital Share Transactions
ETF Shares	(71,615)	(590,097)
Admiral Shares	(24,601)	44,413
Net Increase (Decrease) from Capital Share Transactions	(96,216)	(545,684)
Total Increase (Decrease)	251,376	(1,118,545)
Net Assets
Beginning of Period	3,883,737	5,002,282
End of Period	4,135,113	3,883,737

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$166.09	$187.02	$134.84	$122.80	$134.33
Investment Operations
Net Investment Income[1]	3.253	3.213	2.801	2.522	2.501
Net Realized and Unrealized Gain (Loss) on Investments	16.513	(20.893)	52.014	12.053	(11.541)
Total from Investment Operations	19.766	(17.680)	54.815	14.575	(9.040)
Distributions
Dividends from Net Investment Income	(3.246)	(3.250)	(2.635)	(2.535)	(2.490)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.246)	(3.250)	(2.635)	(2.535)	(2.490)
Net Asset Value, End of Period	$182.61	$166.09	$187.02	$134.84	$122.80
Total Return	12.09%	-9.55%	41.00%	12.12%	-6.73%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,070	$2,889	$3,924	$1,676	$1,921
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.87%	1.76%	1.66%	2.05%	2.04%
Portfolio Turnover Rate[3]	5%	4%	5%	4%	4%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$84.62	$95.29	$68.70	$62.57	$68.45
Investment Operations
Net Investment Income[1]	1.654	1.652	1.424	1.294	1.282
Net Realized and Unrealized Gain (Loss) on Investments	8.420	(10.665)	26.507	6.130	(5.892)
Total from Investment Operations	10.074	(9.013)	27.931	7.424	(4.610)
Distributions
Dividends from Net Investment Income	(1.654)	(1.657)	(1.341)	(1.294)	(1.270)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.654)	(1.657)	(1.341)	(1.294)	(1.270)
Net Asset Value, End of Period	$93.04	$84.62	$95.29	$68.70	$62.57
Total Return[2]	12.10%	-9.56%	41.04%	12.14%	-6.74%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,065	$994	$1,078	$583	$482
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.86%	1.78%	1.67%	2.08%	2.04%
Portfolio Turnover Rate[4]	5%	4%	5%	4%	4%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Notes to Financial Statements
Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2023.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a

Materials Index Fund
counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.

Materials Index Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $141,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Materials Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	4,117,729	—	—	4,117,729
Temporary Cash Investments	25,872	—	—	25,872
Total	4,143,601	—	—	4,143,601
Derivative Financial Instruments
Liabilities
Swap Contracts	—	42	—	42
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	141,403
Total Distributable Earnings (Loss)	(141,403)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	13,837
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	160,422
Capital Loss Carryforwards	(168,286)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	5,973
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	72,484	86,077
Long-Term Capital Gains	—	—
Total	72,484	86,077
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,983,178
Gross Unrealized Appreciation	621,289
Gross Unrealized Depreciation	(460,867)
Net Unrealized Appreciation (Depreciation)	160,422

Materials Index Fund
F.	During the year ended August 31, 2023, the fund purchased $673,186,000 of investment securities and sold $779,804,000 of investment securities, other than temporary cash investments. Purchases and sales include $467,915,000 and $558,688,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $13,507,000 and sales were $400,000, resulting in net realized loss of $4,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	492,462	2,743	524,091	2,812
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(564,077)	(3,325)	(1,114,188)	(6,400)
Net Increase (Decrease)—ETF Shares	(71,615)	(582)	(590,097)	(3,588)
Admiral Shares
Issued	237,053	2,655	305,754	3,264
Issued in Lieu of Cash Distributions	17,073	200	17,067	189
Redeemed	(278,727)	(3,163)	(278,408)	(3,013)
Net Increase (Decrease)—Admiral Shares	(24,601)	(308)	44,413	440
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.

Utilities Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Utilities Index Fund ETF Shares Net Asset Value	-12.75%	5.91%	8.75%	$23,139
Utilities Index Fund ETF Shares Market Price	-12.76	5.91	8.75	23,142
MSCI US Investable Market Utilities 25/50 Index	-12.65	6.03	8.86	23,373
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	32,022

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Utilities Index Fund Admiral Shares	-12.73%	5.94%	8.77%	$231,735
MSCI US Investable Market Utilities 25/50 Index	-12.65	6.03	8.86	233,729
MSCI US Investable Market 2500 Index	15.01	10.39	12.34	320,217
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares Market Price	-12.76%	33.27%	131.42%
Utilities Index Fund ETF Shares Net Asset Value	-12.75	33.27	131.39
MSCI US Investable Market Utilities 25/50 Index	-12.65	34.04	133.73
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Utilities Index Fund
Fund Allocation
As of August 31, 2023
Electric Utilities	61.5%
Gas Utilities	4.4
Independent Power and Renewable Electricity Producers	3.5
Multi-Utilities	26.1
Water Utilities	4.5
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Utilities Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Electric Utilities (61.2%)
	NextEra Energy Inc.	12,754,254	851,984
	Southern Co.	6,873,074	465,513
	Duke Energy Corp.	4,857,587	431,354
	American Electric Power Co. Inc.	3,244,805	254,393
	Exelon Corp.	6,268,943	251,510
	Constellation Energy Corp.	2,044,848	212,992
	Xcel Energy Inc.	3,468,966	198,182
*	PG&E Corp.	10,850,870	176,869
	Edison International	2,413,992	166,203
	Eversource Energy	2,198,762	140,325
	Entergy Corp.	1,332,748	126,944
	FirstEnergy Corp.	3,430,055	123,722
	PPL Corp.	4,645,557	115,767
	Evergy Inc.	1,447,675	79,579
	Alliant Energy Corp.	1,584,397	79,489
	Pinnacle West Capital Corp.	713,968	55,168
	NRG Energy Inc.	1,451,456	54,502
	OGE Energy Corp.	1,262,719	42,996
	IDACORP Inc.	319,065	30,579
	Portland General Electric Co.	608,671	26,696
	PNM Resources Inc.	513,930	22,772
	ALLETE Inc.	361,610	19,853
	Otter Tail Corp.	236,653	19,493
	Avangrid Inc.	487,999	16,836
	MGE Energy Inc.	227,865	16,504
	Hawaiian Electric Industries Inc.	692,622	9,711
			3,989,936
Gas Utilities (4.4%)
	Atmos Energy Corp.	910,617	105,586
	UGI Corp.	1,320,055	33,239
	National Fuel Gas Co.	549,378	29,524
		Shares	Market Value• ($000)
	Southwest Gas Holdings Inc.	449,713	27,851
	New Jersey Resources Corp.	611,645	25,793
	ONE Gas Inc.	349,199	25,307
	Spire Inc.	342,185	19,987
	Chesapeake Utilities Corp.	112,208	12,354
	Northwest Natural Holding Co.	227,048	8,918
			288,559
Independent Power and Renewable Electricity Producers (3.5%)
	AES Corp.	4,219,008	75,647
	Vistra Corp.	2,116,284	66,494
	NextEra Energy Partners LP	560,062	27,936
	Ormat Technologies Inc. (XNYS)	338,871	25,734
	Clearway Energy Inc. Class C	515,212	12,762
*	Sunnova Energy International Inc.	659,331	9,171
	Clearway Energy Inc. Class A	212,035	4,970
*	Montauk Renewables Inc.	317,788	3,035
*	Altus Power Inc.	398,667	2,575
			228,324
Multi-Utilities (26.0%)
	Sempra Energy (XNYS)	3,966,701	278,542
	Dominion Energy Inc.	5,269,176	255,766
	Consolidated Edison Inc.	2,184,269	194,313
	Public Service Enterprise Group Inc.	3,145,071	192,101
	WEC Energy Group Inc.	1,988,236	167,250
	DTE Energy Co.	1,299,127	134,304
	Ameren Corp.	1,555,255	123,285
	CenterPoint Energy Inc.	3,977,421	110,930
	CMS Energy Corp.	1,838,308	103,295
		Shares	Market Value• ($000)
	NiSource Inc.	2,603,741	69,676
	Black Hills Corp.	421,607	23,188
	NorthWestern Corp.	377,112	19,006
	Avista Corp.	477,214	15,886
	Unitil Corp.	101,794	4,970
			1,692,512
Water Utilities (4.5%)
	American Water Works Co. Inc.	1,226,865	170,215
	Essential Utilities Inc.	1,583,086	58,416
	American States Water Co.	233,250	19,642
	California Water Service Group	352,567	17,716
	SJW Group	187,988	12,362
	Middlesex Water Co.	111,541	8,395
	York Water Co.	90,352	3,681
			290,427
Total Common Stocks (Cost $6,794,229)			6,489,758
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 5.384% (Cost $2,211)	22,111	2,211
Total Investments (99.6%) (Cost $6,796,440)			6,491,969
Other Assets and Liabilities—Net (0.4%)			24,066
Net Assets (100.0%)			6,516,035
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Ameren Corp.	1/31/24	GSI	7,876	(5.320)	32	—
PG&E Corp.	8/30/24	BANA	17,930	(5.320)	—	—
					32	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Statement of Assets and Liabilities
As of August 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,794,229)	6,489,758
Affiliated Issuers (Cost $2,211)	2,211
Total Investments in Securities	6,491,969
Investment in Vanguard	232
Cash Collateral Pledged—Over-the-Counter Swap Contracts	1,090
Receivables for Investment Securities Sold	13,939
Receivables for Accrued Income	37,701
Receivables for Capital Shares Issued	532
Unrealized Appreciation—Over-the-Counter Swap Contracts	32
Total Assets	6,545,495
Liabilities
Due to Custodian	10,182
Payables for Investment Securities Purchased	18,142
Payables for Capital Shares Redeemed	848
Payables to Vanguard	288
Total Liabilities	29,460
Net Assets	6,516,035
At August 31, 2023, net assets consisted of:

Paid-in Capital	7,028,118
Total Distributable Earnings (Loss)	(512,083)
Net Assets	6,516,035

ETF Shares—Net Assets
Applicable to 37,169,086 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,070,840
Net Asset Value Per Share—ETF Shares	$136.43

Admiral Shares—Net Assets
Applicable to 21,114,297 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,445,195
Net Asset Value Per Share—Admiral Shares	$68.45

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends	232,731
Interest[1]	626
Securities Lending—Net	44
Total Income	233,401
Expenses
The Vanguard Group—Note B
Investment Advisory Services	164
Management and Administrative— ETF Shares	4,729
Management and Administrative— Admiral Shares	1,499
Marketing and Distribution— ETF Shares	261
Marketing and Distribution— Admiral Shares	88
Custodian Fees	77
Auditing Fees	30
Shareholders’ Reports—ETF Shares	222
Shareholders’ Reports—Admiral Shares	20
Trustees’ Fees and Expenses	4
Other Expenses	22
Total Expenses	7,116
Expenses Paid Indirectly	(3)
Net Expenses	7,113
Net Investment Income	226,288
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	108,337
Swap Contracts	1,728
Realized Net Gain (Loss)	110,065
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,338,510)
Swap Contracts	379
Change in Unrealized Appreciation (Depreciation)	(1,338,131)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,001,778)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $626,000, $4,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $164,292,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	226,288	209,358
Realized Net Gain (Loss)	110,065	374,119
Change in Unrealized Appreciation (Depreciation)	(1,338,131)	173,877
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,001,778)	757,354
Distributions
ETF Shares	(174,158)	(157,667)
Admiral Shares	(53,913)	(47,893)
Total Distributions	(228,071)	(205,560)
Capital Share Transactions
ETF Shares	(13,355)	486,753
Admiral Shares	(147,955)	161,161
Net Increase (Decrease) from Capital Share Transactions	(161,310)	647,914
Total Increase (Decrease)	(1,391,159)	1,199,708
Net Assets
Beginning of Period	7,907,194	6,707,486
End of Period	6,516,035	7,907,194

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$161.46	$149.52	$129.35	$139.09	$119.32
Investment Operations
Net Investment Income[1]	4.708	4.393	4.310	4.306	4.087
Net Realized and Unrealized Gain (Loss) on Investments	(25.005)	11.897	20.048	(9.802)	19.562
Total from Investment Operations	(20.297)	16.290	24.358	(5.496)	23.649
Distributions
Dividends from Net Investment Income	(4.733)	(4.350)	(4.188)	(4.244)	(3.879)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.733)	(4.350)	(4.188)	(4.244)	(3.879)
Net Asset Value, End of Period	$136.43	$161.46	$149.52	$129.35	$139.09
Total Return	-12.75%	11.18%	19.19%	-4.08%	20.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,071	$6,030	$5,126	$4,014	$4,107
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.19%	2.87%	3.09%	3.18%	3.22%
Portfolio Turnover Rate[3]	4%	3%	6%	5%	4%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$81.00	$75.01	$64.89	$69.78	$59.86
Investment Operations
Net Investment Income[1]	2.351	2.212	2.166	2.163	2.038
Net Realized and Unrealized Gain (Loss) on Investments	(12.527)	5.961	10.055	(4.924)	9.828
Total from Investment Operations	(10.176)	8.173	12.221	(2.761)	11.866
Distributions
Dividends from Net Investment Income	(2.374)	(2.183)	(2.101)	(2.129)	(1.946)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.374)	(2.183)	(2.101)	(2.129)	(1.946)
Net Asset Value, End of Period	$68.45	$81.00	$75.01	$64.89	$69.78
Total Return[2]	-12.73%	11.22%	19.22%	-4.05%	20.19%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,445	$1,877	$1,582	$1,281	$1,266
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.17%	2.88%	3.10%	3.18%	3.22%
Portfolio Turnover Rate[4]	4%	3%	6%	5%	4%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Notes to Financial Statements
Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Utilities Index Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.  Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Utilities Index Fund
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $232,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,489,758	—	—	6,489,758
Temporary Cash Investments	2,211	—	—	2,211
Total	6,491,969	—	—	6,491,969
Derivative Financial Instruments
Assets
Swap Contracts	—	32	—	32
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	164,214
Total Distributable Earnings (Loss)	(164,214)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Utilities Index Fund
Amount ($000)
Undistributed Ordinary Income	47,859
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(321,129)
Capital Loss Carryforwards	(238,813)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(512,083)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	228,071	205,560
Long-Term Capital Gains	—	—
Total	228,071	205,560
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,813,099
Gross Unrealized Appreciation	411,899
Gross Unrealized Depreciation	(733,028)
Net Unrealized Appreciation (Depreciation)	(321,129)
F.	During the year ended August 31, 2023, the fund purchased $1,074,266,000 of investment securities and sold $1,236,950,000 of investment securities, other than temporary cash investments. Purchases and sales include $788,158,000 and $802,970,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $0 and sales were $5,878,000, resulting in net realized loss of $991,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	791,370	5,346	1,904,515	12,392
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(804,725)	(5,525)	(1,417,762)	(9,325)
Net Increase (Decrease)—ETF Shares	(13,355)	(179)	486,753	3,067
Admiral Shares
Issued	269,479	3,578	493,216	6,363
Issued in Lieu of Cash Distributions	41,299	562	35,820	486
Redeemed	(458,733)	(6,200)	(367,875)	(4,761)
Net Increase (Decrease)—Admiral Shares	(147,955)	(2,060)	161,161	2,088

Utilities Index Fund
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund (ten of the funds constituting Vanguard World Fund, hereafter collectively referred to as the "Funds") as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
October 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders.
Fund	Percentage
Communication Services Index Fund	89.8%
Consumer Discretionary Index Fund	96.9
Consumer Staples Index Fund	100.0
Energy Index Fund	97.0
Financials Index Fund	90.1
Health Care Index Fund	100.0
Industrials Index Fund	96.9
Information Technology Index Fund	100.0
Materials Index Fund	82.0
Utilities Index Fund	100.0
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
Communication Services Index Fund	25,650
Consumer Discretionary Index Fund	46,179
Consumer Staples Index Fund	200,854
Energy Index Fund	379,296
Financials Index Fund	212,758
Health Care Index Fund	278,894
Industrials Index Fund	60,614
Information Technology Index Fund	432,295
Materials Index Fund	72,485
Utilities Index Fund	228,071
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Communication Services Index Fund	73
Consumer Discretionary Index Fund	81
Consumer Staples Index Fund	161
Energy Index Fund	372
Financials Index Fund	415
Health Care Index Fund	122
Industrials Index Fund	47
Information Technology Index Fund	1,800
Materials Index Fund	48
Utilities Index Fund	205

The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified business income for individual shareholders for the fiscal year.
Fund	($000)
Communication Services Index Fund	—
Consumer Discretionary Index Fund	—
Consumer Staples Index Fund	—
Energy Index Fund	—
Financials Index Fund	3,423
Health Care Index Fund	—
Industrials Index Fund	—
Information Technology Index Fund	—
Materials Index Fund	—
Utilities Index Fund	—

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
Cost
The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund,
Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTIONWITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board
(2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David  Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard® > vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4830 102023

Annual Report  |  August 31, 2023
Vanguard Extended Duration Treasury Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Extended Duration Treasury Index Fund returned –16.25% for Institutional Shares, –16.24% for Institutional Plus Shares, and –15.83% for ETF Shares (based on net asset value) for the 12 months ended August 31, 2023. The fund’s benchmark index returned –15.67%.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks including the Federal Reserve fanned fears of recession and weighed on bond prices, the economy proved more resilient than expected.
•	The yield of the 30-year U.S. Treasury bond rose from 3.29% to 4.21% during the period. Long-term corporates underperformed short-term Treasuries but outperformed long-term Treasuries.
•	Because the fund invests in zero-coupon U.S. Treasuries with maturities ranging from 20 to 30 years and the prices of such securities are very sensitive to interest rate changes, its interest rate risk is extremely high. As a result, the fund may exhibit substantial short-term volatility and is best used by long-term investors.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
Fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Extended Duration Treasury Index Fund
ETF Shares	$1,000.00	$937.50	$0.29
Institutional Shares	1,000.00	937.40	0.29
Institutional Plus Shares	1,000.00	937.60	0.20
Based on Hypothetical 5% Yearly Return
Extended Duration Treasury Index Fund
ETF Shares	$1,000.00	$1,024.90	$0.31
Institutional Shares	1,000.00	1,024.90	0.31
Institutional Plus Shares	1,000.00	1,025.00	0.20
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.06% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Extended Duration Treasury Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Extended Duration Treasury Index Fund ETF Shares Net Asset Value	-15.83%	-3.89%	1.77%	$11,915
Extended Duration Treasury Index Fund ETF Shares Market Price	-15.63	-3.88	1.77	11,916
Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	-15.67	-3.92	1.74	11,883

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Extended Duration Treasury Index Fund Institutional Shares	-16.25%	-3.99%	1.73%	$5,933,695
Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	-15.67	-3.92	1.74	5,941,267

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.
4

Extended Duration Treasury Index Fund
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $100,000,000 Investment
Extended Duration Treasury Index Fund Institutional Plus Shares	-16.24%	-3.97%	1.75%	$118,943,690
Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	-15.67	-3.92	1.74	118,825,340
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Extended Duration Treasury Index Fund ETF Shares Market Price	-15.63%	-17.97%	19.16%
Extended Duration Treasury Index Fund ETF Shares Net Asset Value	-15.83	-18.00	19.15
Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	-15.67	-18.13	18.83
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
5

Extended Duration Treasury Index Fund
Distribution by Stated Maturity
As of August 31, 2023
15 - 20 Years	0.5%
20 - 25 Years	51.6
25 - 30 Years	47.9
The table reflects the fund's investments, except for short-term investments.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

Extended Duration Treasury Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	8/15/43	39,401	15,782
United States Treasury Strip Coupon	0.000%	11/15/43	128,561	51,003
United States Treasury Strip Coupon	0.000%	2/15/44	130,464	51,278
United States Treasury Strip Coupon	0.000%	5/15/44	124,715	48,561
United States Treasury Strip Coupon	0.000%	8/15/44	149,378	57,604
United States Treasury Strip Coupon	0.000%	11/15/44	86,650	33,001
United States Treasury Strip Coupon	0.000%	2/15/45	117,743	44,319
United States Treasury Strip Coupon	0.000%	5/15/45	126,451	47,212
United States Treasury Strip Coupon	0.000%	8/15/45	116,482	43,026
United States Treasury Strip Coupon	0.000%	11/15/45	160,998	58,840
United States Treasury Strip Coupon	0.000%	2/15/46	123,379	44,609
United States Treasury Strip Coupon	0.000%	5/15/46	97,867	35,026
United States Treasury Strip Coupon	0.000%	8/15/46	94,379	33,468
United States Treasury Strip Coupon	0.000%	11/15/46	89,023	31,255
United States Treasury Strip Coupon	0.000%	2/15/47	156,449	54,439
United States Treasury Strip Coupon	0.000%	5/15/47	105,242	36,292
United States Treasury Strip Coupon	0.000%	8/15/47	120,779	41,244
United States Treasury Strip Coupon	0.000%	11/15/47	124,025	41,955
United States Treasury Strip Coupon	0.000%	2/15/48	123,243	41,392
United States Treasury Strip Coupon	0.000%	5/15/48	82,461	27,444
United States Treasury Strip Coupon	0.000%	8/15/48	107,965	35,645
United States Treasury Strip Coupon	0.000%	11/15/48	118,002	38,618
United States Treasury Strip Coupon	0.000%	2/15/49	125,196	40,601
United States Treasury Strip Coupon	0.000%	5/15/49	89,873	28,998
United States Treasury Strip Coupon	0.000%	8/15/49	176,437	56,611
United States Treasury Strip Coupon	0.000%	11/15/49	184,399	58,936
United States Treasury Strip Coupon	0.000%	2/15/50	106,208	33,721
United States Treasury Strip Coupon	0.000%	5/15/50	96,623	30,534
United States Treasury Strip Coupon	0.000%	8/15/50	209,637	65,855
United States Treasury Strip Coupon	0.000%	11/15/50	117,554	36,726
United States Treasury Strip Coupon	0.000%	2/15/51	208,147	64,412
United States Treasury Strip Coupon	0.000%	5/15/51	102,819	31,537
United States Treasury Strip Coupon	0.000%	8/15/51	115,644	35,434
United States Treasury Strip Coupon	0.000%	11/15/51	197,535	60,356
United States Treasury Strip Coupon	0.000%	2/15/52	134,712	41,066
United States Treasury Strip Coupon	0.000%	5/15/52	138,620	42,236
United States Treasury Strip Coupon	0.000%	8/15/52	129,351	39,331
United States Treasury Strip Coupon	0.000%	11/15/52	51,941	15,793
United States Treasury Strip Coupon	0.000%	2/15/53	8,357	2,520
7

Extended Duration Treasury Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Strip Coupon	0.000%	5/15/53	6,699	2,008
United States Treasury Strip Coupon	0.000%	8/15/53	2,341	708
United States Treasury Strip Principal	0.000%	11/15/43	88,926	36,543
United States Treasury Strip Principal	0.000%	2/15/44	116,681	47,411
United States Treasury Strip Principal	0.000%	5/15/44	108,866	43,768
United States Treasury Strip Principal	0.000%	8/15/44	179,914	71,544
United States Treasury Strip Principal	0.000%	11/15/44	95,795	37,719
United States Treasury Strip Principal	0.000%	2/15/45	53,930	20,995
United States Treasury Strip Principal	0.000%	5/15/45	100,230	38,581
United States Treasury Strip Principal	0.000%	8/15/45	165,113	62,846
United States Treasury Strip Principal	0.000%	11/15/45	117,792	44,420
United States Treasury Strip Principal	0.000%	2/15/46	52,283	19,512
United States Treasury Strip Principal	0.000%	5/15/46	53,084	19,641
United States Treasury Strip Principal	0.000%	8/15/46	139,251	51,012
United States Treasury Strip Principal	0.000%	11/15/46	137,856	50,070
United States Treasury Strip Principal	0.000%	2/15/47	73,564	26,483
United States Treasury Strip Principal	0.000%	5/15/47	62,374	22,284
United States Treasury Strip Principal	0.000%	8/15/47	63,371	22,432
United States Treasury Strip Principal	0.000%	11/15/47	123,859	43,457
United States Treasury Strip Principal	0.000%	2/15/48	129,051	44,916
United States Treasury Strip Principal	0.000%	5/15/48	111,165	38,387
United States Treasury Strip Principal	0.000%	8/15/48	98,098	33,668
United States Treasury Strip Principal	0.000%	11/15/48	81,156	27,631
United States Treasury Strip Principal	0.000%	2/15/49	121,237	41,041
United States Treasury Strip Principal	0.000%	5/15/49	68,013	22,880
United States Treasury Strip Principal	0.000%	8/15/49	126,044	42,225
United States Treasury Strip Principal	0.000%	11/15/49	79,661	26,525
United States Treasury Strip Principal	0.000%	2/15/50	125,266	41,348
United States Treasury Strip Principal	0.000%	5/15/50	82,705	27,092
United States Treasury Strip Principal	0.000%	8/15/50	195,200	63,379
United States Treasury Strip Principal	0.000%	11/15/50	82,350	26,551
United States Treasury Strip Principal	0.000%	2/15/51	146,619	46,941
United States Treasury Strip Principal	0.000%	5/15/51	106,228	33,744
United States Treasury Strip Principal	0.000%	8/15/51	116,750	36,804
United States Treasury Strip Principal	0.000%	11/15/51	118,045	37,073
United States Treasury Strip Principal	0.000%	2/15/52	145,079	45,292
United States Treasury Strip Principal	0.000%	5/15/52	150,971	46,954
United States Treasury Strip Principal	0.000%	8/15/52	151,634	46,924
United States Treasury Strip Principal	0.000%	11/15/52	150,640	47,040
United States Treasury Strip Principal	0.000%	2/15/53	149,588	45,858
United States Treasury Strip Principal	0.000%	5/15/53	136,620	41,637
United States Treasury Strip Principal	0.000%	8/15/53	136,123	41,294
Total U.S. Government and Agency Obligations (Cost $4,174,880)				3,163,318
8

Extended Duration Treasury Index Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund (Cost $267)	5.384%	2,667	267
Total Investments (100.0%) (Cost $4,175,147)				3,163,585
Other Assets and Liabilities—Net (0.0%)				(1,351)
Net Assets (100%)				3,162,234
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Extended Duration Treasury Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,174,880)	3,163,318
Affiliated Issuers (Cost $267)	267
Total Investments in Securities	3,163,585
Investment in Vanguard	100
Cash Collateral Received for ETF Capital Activity	10,566
Receivables for Investment Securities Sold	90,459
Receivables for Accrued Income	1
Receivables for Capital Shares Issued	16
Total Assets	3,264,727
Liabilities
Due to Custodian	851
Payables for Investment Securities Purchased	90,679
Collateral for ETF Capital Activity	10,566
Payables for Capital Shares Redeemed	320
Payables to Vanguard	77
Total Liabilities	102,493
Net Assets	3,162,234
10

Extended Duration Treasury Index Fund
Statement of Assets and Liabilities (continued)
At August 31, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	4,548,232
Total Distributable Earnings (Loss)	(1,385,998)
Net Assets	3,162,234

ETF Shares—Net Assets
Applicable to 30,000,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,355,627
Net Asset Value Per Share—ETF Shares	$78.52

Institutional Shares—Net Assets
Applicable to 24,650,535 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	584,744
Net Asset Value Per Share—Institutional Shares	$23.72

Institutional Plus Shares—Net Assets
Applicable to 3,725,680 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	221,863
Net Asset Value Per Share—Institutional Plus Shares	$59.55
See accompanying Notes, which are an integral part of the Financial Statements.
11

Extended Duration Treasury Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Interest[1]	91,583
Total Income	91,583
Expenses
The Vanguard Group—Note B
Investment Advisory Services	55
Management and Administrative—ETF Shares	758
Management and Administrative—Institutional Shares	295
Management and Administrative—Institutional Plus Shares	78
Marketing and Distribution—ETF Shares	100
Marketing and Distribution—Institutional Shares	19
Marketing and Distribution—Institutional Plus Shares	4
Custodian Fees	34
Auditing Fees	33
Shareholders’ Reports—ETF Shares	81
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	—
Trustees’ Fees and Expenses	1
Other Expenses	20
Total Expenses	1,478
Expenses Paid Indirectly	(3)
Net Expenses	1,475
Net Investment Income	90,108
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	(287,157)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(241,159)
Net Increase (Decrease) in Net Assets Resulting from Operations	(438,208)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $45,000, ($2,000), less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes ($1,474,000) of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
12

Extended Duration Treasury Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	90,108	54,800
Realized Net Gain (Loss)	(287,157)	(64,318)
Change in Unrealized Appreciation (Depreciation)	(241,159)	(838,872)
Net Increase (Decrease) in Net Assets Resulting from Operations	(438,208)	(848,390)
Distributions
ETF Shares	(54,931)	(28,243)
Institutional Shares	(18,180)	(15,042)
Institutional Plus Shares	(7,725)	(9,537)
Total Distributions	(80,836)	(52,822)
Capital Share Transactions
ETF Shares	1,396,402	534,037
Institutional Shares	78,790	83,248
Institutional Plus Shares	7,725	(88,387)
Net Increase (Decrease) from Capital Share Transactions	1,482,917	528,898
Total Increase (Decrease)	963,873	(372,314)
Net Assets
Beginning of Period	2,198,361	2,570,675
End of Period	3,162,234	2,198,361
See accompanying Notes, which are an integral part of the Financial Statements.
13

Extended Duration Treasury Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$96.31	$140.69	$163.11	$146.43	$113.39
Investment Operations
Net Investment Income[1]	3.033	2.769	2.795	3.146	3.347
Net Realized and Unrealized Gain (Loss) on Investments[2]	(18.048)	(44.418)	(17.061)	18.113	32.972
Total from Investment Operations	(15.015)	(41.649)	(14.266)	21.259	36.319
Distributions
Dividends from Net Investment Income	(2.775)	(2.731)	(2.820)	(3.329)	(3.279)
Distributions from Realized Capital Gains	—	—	(5.334)	(1.250)	—
Total Distributions	(2.775)	(2.731)	(8.154)	(4.579)	(3.279)
Net Asset Value, End of Period	$78.52	$96.31	$140.69	$163.11	$146.43
Total Return	-15.83%	-30.00%	-8.94%	14.98%	32.92%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,356	$1,312	$1,277	$1,810	$1,333
Ratio of Total Expenses to Average Net Assets	0.06%[3]	0.06%[3]	0.06%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.56%	2.33%	1.93%	2.06%	2.87%
Portfolio Turnover Rate[4]	24%	15%	23%	17%	20%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.03, $.03, $.07, $.07, and $.04.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
14

Extended Duration Treasury Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$29.09	$42.50	$49.27	$44.24	$34.25
Investment Operations
Net Investment Income[1]	.911	.835	.842	.959	1.015
Net Realized and Unrealized Gain (Loss) on Investments[2]	(5.444)	(13.425)	(5.143)	5.459	9.967
Total from Investment Operations	(4.533)	(12.590)	(4.301)	6.418	10.982
Distributions
Dividends from Net Investment Income	(.837)	(.820)	(.857)	(1.010)	(.992)
Distributions from Realized Capital Gains	—	—	(1.612)	(.378)	—
Total Distributions	(.837)	(.820)	(2.469)	(1.388)	(.992)
Net Asset Value, End of Period	$23.72	$29.09	$42.50	$49.27	$44.24
Total Return[3]	-15.83%	-30.01%	-8.95%	14.98%	32.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$585	$623	$789	$889	$862
Ratio of Total Expenses to Average Net Assets	0.06%[4]	0.06%[4]	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	3.52%	2.29%	1.96%	2.10%	2.88%
Portfolio Turnover Rate[5]	24%	15%	23%	17%	20%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.00, $.02, $.02, and $.01.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Extended Duration Treasury Index Fund
Financial Highlights
Institutional Plus Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$73.04	$106.68	$123.70	$111.06	$85.99
Investment Operations
Net Investment Income[1]	2.297	2.114	2.140	2.432	2.564
Net Realized and Unrealized Gain (Loss) on Investments[2]	(13.672)	(33.676)	(12.941)	13.716	25.015
Total from Investment Operations	(11.375)	(31.562)	(10.801)	16.148	27.579
Distributions
Dividends from Net Investment Income	(2.115)	(2.078)	(2.173)	(2.560)	(2.509)
Distributions from Realized Capital Gains	—	—	(4.046)	(.948)	—
Total Distributions	(2.115)	(2.078)	(6.219)	(3.508)	(2.509)
Net Asset Value, End of Period	$59.55	$73.04	$106.68	$123.70	$111.06
Total Return[3]	-15.82%	-29.98%	-8.95%	15.02%	32.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$222	$264	$505	$689	$780
Ratio of Total Expenses to Average Net Assets	0.04%[4]	0.04%[4]	0.04%	0.04%	0.04%
Ratio of Net Investment Income to Average Net Assets	3.54%	2.29%	1.96%	2.12%	2.90%
Portfolio Turnover Rate[5]	24%	15%	23%	17%	20%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.02, $.02, $.05, $.05, and $.03.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
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Extended Duration Treasury Index Fund
Notes to Financial Statements
Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Institutional Shares, and Institutional Plus Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Collateral for ETF Capital Activity: When an authorized participant fails to deliver one or more of the securities within a designated basket (in the case of a subscription), fails to deliver the fund ETF Shares (in the case of a redemption), or is required by the fund, prior to settlement, to accommodate the trading of foreign securities in local markets (in the case of redemption for an international equity ETF), the fund may require the authorized participant to deliver and maintain cash collateral in accordance with the authorized participant agreement. The fund may invest the collateral in short-term debt instruments or U.S. Treasury securities, or maintain the balance as cash. Daily market fluctuations could cause the value of the missing securities or fund ETF Shares to be more or less than the value of the collateral received; when this occurs the collateral is adjusted. The fund earns interest income from investments and/or custody fee offsets from the cash balance. The fund records an asset (cash or investment, as applicable) and a corresponding liability for the return of the collateral in the Statement Assets and Liabilities. Interest income and custody fee offsets earned on the investment of collateral are included in the Statement of Operations.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by
17

Extended Duration Treasury Index Fund
Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $100,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital
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Extended Duration Treasury Index Fund
received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,163,318	—	3,163,318
Temporary Cash Investments	267	—	—	267
Total	267	3,163,318	—	3,163,585
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(1,474)
Total Distributable Earnings (Loss)	1,474
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from
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Extended Duration Treasury Index Fund
wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	19,869
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(1,017,056)
Capital Loss Carryforwards	(388,811)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(1,385,998)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	80,836	52,822
Long-Term Capital Gains	—	—
Total	80,836	52,822
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,180,641
Gross Unrealized Appreciation	4,910
Gross Unrealized Depreciation	(1,021,966)
Net Unrealized Appreciation (Depreciation)	(1,017,056)
F.  During the year ended August 31, 2023, the fund purchased $2,229,614,000 of investment securities and sold $826,918,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,604,877,000 and $211,092,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
20

Extended Duration Treasury Index Fund
G.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	1,607,800	18,950	1,370,500	11,325
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(211,398)	(2,575)	(836,463)	(6,775)
Net Increase (Decrease)—ETF Shares	1,396,402	16,375	534,037	4,550
Institutional Shares
Issued[1]	159,637	6,318	131,583	4,011
Issued in Lieu of Cash Distributions	17,611	671	15,013	411
Redeemed	(98,458)	(3,736)	(63,348)	(1,583)
Net Increase (Decrease)—Institutional Shares	78,790	3,253	83,248	2,839
Institutional Plus Shares
Issued[1]	—	—	—	—
Issued in Lieu of Cash Distributions	7,725	118	9,537	103
Redeemed	—	—	(97,924)	(1,231)
Net Increase (Decrease)—Institutional Plus Shares	7,725	118	(88,387)	(1,128)
1	Includes purchase fees for fiscal 2023 and 2022 of $791,000 and $535,000, respectively (fund totals).
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
I.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Extended Duration Treasury Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Extended Duration Treasury Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Tax information (unaudited)
The fund hereby designates $90,077,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 99.6%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
23

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.
24

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
25

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Extended Duration Treasury Index Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
26

"Bloomberg®" and Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Extended Duration Treasury Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Extended Duration Treasury Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Extended Duration Treasury Index Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Extended Duration Treasury Index Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Extended Duration Treasury Index Fund into consideration in determining, composing or calculating the Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Extended Duration Treasury Index Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Extended Duration Treasury Index Fund customers, in connection with the administration, marketing or trading of the Extended Duration Treasury Index Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. TREASURY STRIPS 20–30 YEAR EQUAL PAR BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE EXTENDED DURATION TREASURY INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. TREASURY STRIPS 20–30 YEAR EQUAL PAR BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. TREASURY STRIPS 20–30 YEAR EQUAL PAR BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE EXTENDED DURATION TREASURY INDEX FUND OR THE BLOOMBERG U.S. TREASURY STRIPS 20–30 YEAR EQUAL PAR BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q12750 102023

Annual Report   |   August 31, 2023
Vanguard Mega Cap Index Funds
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Mega Cap Index Fund	4
Mega Cap Growth Index Fund	21
Mega Cap Value Index Fund	37
Trustees Approve Advisory Arrangements	57
Liquidity Risk Management	59
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, returns for the three Vanguard Mega Cap Index Funds ranged from 10.53% for ETF Shares of Vanguard Mega Cap Value Index Fund to 24.41% for Institutional Shares of Vanguard Mega Cap Growth Index Fund. (Returns for ETF Shares are based on net asset value.) Each fund closely tracked its target index.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of tight labor markets. While aggressive interest rate hikes by many major central banks fanned fears of recession, the global economy proved more resilient than expected.
•	Large-capitalization stocks outperformed their small- and mid-cap counterparts for the period. Value and growth stocks both posted positive returns, but growth significantly outperformed value.
•	The majority of sectors across all three funds posted positive returns. Technology was the top contributor for each fund. Financials and industrials also boosted returns of the Mega Cap Value Index Fund.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,171.80	$0.38
Institutional Shares	1,000.00	1,171.80	0.33
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,287.60	$0.40
Institutional Shares	1,000.00	1,287.60	0.35
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,050.30	$0.36
Institutional Shares	1,000.00	1,050.30	0.31
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; for the Mega Cap Growth Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Mega Cap Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mega Cap Index Fund ETF Shares Net Asset Value	17.79%	11.62%	13.13%	$34,338
Mega Cap Index Fund ETF Shares Market Price	17.85	11.63	13.14	34,358
CRSP US Mega Cap Index	17.88	11.68	13.20	34,545
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	31,461

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Mega Cap Index Fund Institutional Shares	17.81%	11.64%	13.15%	$17,199,142
CRSP US Mega Cap Index	17.88	11.68	13.20	17,272,378
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	15,730,560
See Financial Highlights for dividend and capital gains information.
4

Mega Cap Index Fund
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Mega Cap Index Fund ETF Shares Market Price	17.85%	73.34%	243.58%
Mega Cap Index Fund ETF Shares Net Asset Value	17.79	73.27	243.38
CRSP US Mega Cap Index	17.88	73.76	245.45
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Mega Cap Index Fund
Fund Allocation
As of August 31, 2023
Basic Materials	1.3%
Consumer Discretionary	14.4
Consumer Staples	5.4
Energy	4.2
Financials	9.3
Health Care	13.1
Industrials	10.7
Real Estate	1.2
Technology	36.2
Telecommunications	2.4
Utilities	1.8
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

Mega Cap Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Basic Materials (1.3%)
	Linde plc	67,468	26,113
	Air Products and Chemicals Inc.	30,516	9,017
	Freeport-McMoRan Inc.	197,108	7,867
	Ecolab Inc.	35,274	6,484
	Dow Inc.	97,295	5,308
	Newmont Corp.	109,266	4,307
			59,096
Consumer Discretionary (14.3%)
*	Amazon.com Inc.	1,199,668	165,566
*	Tesla Inc.	370,589	95,642
	Home Depot Inc.	138,311	45,684
	Costco Wholesale Corp.	61,020	33,517
	Walmart Inc.	203,990	33,171
	McDonald's Corp.	100,412	28,231
*	Netflix Inc.	61,133	26,512
*	Walt Disney Co.	251,319	21,030
	Lowe's Cos. Inc.	81,410	18,763
	NIKE Inc. Class B	169,524	17,242
*	Booking Holdings Inc.	5,081	15,777
	Starbucks Corp.	157,649	15,361
	TJX Cos. Inc.	158,370	14,646
*	Uber Technologies Inc.	264,445	12,490
	Activision Blizzard Inc.	102,751	9,452
	Target Corp.	63,493	8,035
*	O'Reilly Automotive Inc.	8,397	7,891
	Marriott International Inc. Class A	35,517	7,228
*	Airbnb Inc. Class A	51,084	6,720
	Ford Motor Co.	540,543	6,557
*	Lululemon Athletica Inc.	15,975	6,091
	General Motors Co.	181,613	6,086
	Ross Stores Inc.	47,046	5,731
	Yum! Brands Inc.	38,481	4,979
	Estee Lauder Cos. Inc. Class A	28,706	4,608
	Electronic Arts Inc.	37,481	4,497
	Dollar General Corp.	30,183	4,180
*	Chipotle Mexican Grill Inc.	1,875	3,612
*	AutoZone Inc.	1,304	3,301
	Hilton Worldwide Holdings Inc.	18,155	2,699
	Las Vegas Sands Corp.	23,707	1,300
			636,599
		Shares	Market Value• ($000)
Consumer Staples (5.4%)
	Procter & Gamble Co.	324,189	50,035
	PepsiCo Inc.	189,447	33,707
	Coca-Cola Co.	535,321	32,028
	Philip Morris International Inc.	213,491	20,508
	Mondelez International Inc. Class A	187,262	13,344
	CVS Health Corp.	176,347	11,493
	Altria Group Inc.	245,507	10,856
	Colgate-Palmolive Co.	114,156	8,387
	McKesson Corp.	18,675	7,700
	Kimberly-Clark Corp.	46,465	5,986
	Constellation Brands Inc. Class A	22,691	5,912
*	Monster Beverage Corp.	100,758	5,785
	General Mills Inc.	80,895	5,473
	Kenvue Inc.	236,940	5,462
	Sysco Corp.	69,695	4,854
	Keurig Dr Pepper Inc.	135,063	4,545
	Hershey Co.	20,241	4,349
	Kraft Heinz Co.	109,740	3,631
	Archer-Daniels-Midland Co.	37,403	2,966
	Brown-Forman Corp. Class B	21,293	1,408
	Walgreens Boots Alliance Inc.	50,485	1,278
	Brown-Forman Corp. Class A	3,540	238
			239,945
Energy (4.2%)
	Exxon Mobil Corp.	556,092	61,832
	Chevron Corp.	249,274	40,158
	ConocoPhillips	166,658	19,837
	Schlumberger NV	196,110	11,563
	EOG Resources Inc.	80,407	10,342
	Marathon Petroleum Corp.	58,339	8,329
	Pioneer Natural Resources Co.	32,112	7,640
	Phillips 66	63,316	7,228
	Valero Energy Corp.	49,702	6,456
	Occidental Petroleum Corp.	91,971	5,775
	Kinder Morgan Inc.	262,436	4,519
	Williams Cos. Inc.	84,143	2,906
			186,585
Financials (9.3%)
*	Berkshire Hathaway Inc. Class B	232,384	83,705
	JPMorgan Chase & Co.	401,970	58,820
7

Mega Cap Index Fund
		Shares	Market Value• ($000)
	Bank of America Corp.	931,354	26,702
	Wells Fargo & Co.	516,241	21,316
	S&P Global Inc.	44,096	17,235
	Goldman Sachs Group Inc.	45,740	14,990
	Morgan Stanley	172,270	14,669
	Marsh & McLennan Cos. Inc.	68,118	13,282
	BlackRock Inc.	17,522	12,275
	Charles Schwab Corp.	206,888	12,237
	Chubb Ltd.	56,894	11,428
	Progressive Corp.	80,522	10,747
	Citigroup Inc.	254,464	10,507
	Blackstone Inc.	97,135	10,332
	CME Group Inc.	49,474	10,027
	Intercontinental Exchange Inc.	76,973	9,082
	Aon plc Class A (XNYS)	26,733	8,913
	US Bancorp	211,011	7,708
	Moody's Corp.	21,491	7,238
*	Berkshire Hathaway Inc. Class A	13	7,107
	PNC Financial Services Group Inc.	54,809	6,617
	Truist Financial Corp.	183,310	5,600
	KKR & Co. Inc.	89,050	5,593
	Aflac Inc.	74,787	5,577
	Travelers Cos. Inc.	31,726	5,115
	MetLife Inc.	78,839	4,994
	Bank of New York Mellon Corp.	103,142	4,628
	American International Group Inc.	49,811	2,915
	Prudential Financial Inc.	25,188	2,385
	Allstate Corp.	18,147	1,957
			413,701
Health Care (13.0%)
	Eli Lilly & Co.	117,521	65,130
	UnitedHealth Group Inc.	128,040	61,021
	Johnson & Johnson	331,186	53,546
	Merck & Co. Inc.	348,971	38,031
	AbbVie Inc.	242,694	35,666
	Thermo Fisher Scientific Inc.	53,065	29,563
	Pfizer Inc.	776,482	27,472
	Abbott Laboratories	239,163	24,610
	Danaher Corp.	91,366	24,212
	Amgen Inc.	73,492	18,839
	Bristol-Myers Squibb Co.	288,982	17,816
*	Intuitive Surgical Inc.	48,165	15,060
	Medtronic plc	183,023	14,916
	Elevance Health Inc.	32,571	14,397
	Stryker Corp.	47,028	13,335
	Gilead Sciences Inc.	171,759	13,136
*	Vertex Pharmaceuticals Inc.	35,436	12,344
*	Regeneron Pharmaceuticals Inc.	14,134	11,682
	Cigna Group	40,726	11,251
	Becton Dickinson & Co.	39,081	10,921
	Zoetis Inc.	57,306	10,917
*	Boston Scientific Corp.	201,055	10,845
	Humana Inc.	17,190	7,936
	HCA Healthcare Inc.	28,353	7,862
*	Edwards Lifesciences Corp.	83,460	6,382
*	Biogen Inc.	19,887	5,317
*	Moderna Inc.	44,568	5,039
	Agilent Technologies Inc.	40,624	4,918
*	IDEXX Laboratories Inc.	5,745	2,938
		Shares	Market Value• ($000)
	GE Healthcare Inc.	26,423	1,862
*	Illumina Inc.	10,937	1,807
			578,771
Industrials (10.7%)
	Visa Inc. Class A	222,502	54,664
	Mastercard Inc. Class A	116,338	48,006
	Accenture plc Class A	86,905	28,137
	Caterpillar Inc.	70,904	19,933
*	Boeing Co.	82,732	18,534
	Union Pacific Corp.	83,859	18,497
	RTX Corp.	200,956	17,290
	Honeywell International Inc.	91,546	17,205
	General Electric Co.	149,762	17,142
	United Parcel Service Inc. Class B (XNYS)	99,677	16,885
	Lockheed Martin Corp.	34,851	15,625
	Deere & Co.	36,684	15,075
	Automatic Data Processing Inc.	56,791	14,460
	Eaton Corp. plc	54,837	12,633
	American Express Co.	76,712	12,120
*	Fiserv Inc.	80,588	9,783
*	PayPal Holdings Inc.	153,477	9,594
	Illinois Tool Works Inc.	35,551	8,794
	Sherwin-Williams Co.	31,889	8,665
	CSX Corp.	279,591	8,444
	Northrop Grumman Corp.	18,824	8,152
	FedEx Corp.	31,070	8,110
	3M Co.	75,873	8,093
	Emerson Electric Co.	78,437	7,706
	General Dynamics Corp.	33,908	7,685
	Parker-Hannifin Corp.	17,678	7,370
	Trane Technologies plc	31,372	6,439
	Norfolk Southern Corp.	31,344	6,426
	Johnson Controls International plc	94,386	5,574
	Paychex Inc.	44,640	5,456
	Capital One Financial Corp.	49,878	5,107
	L3Harris Technologies Inc.	26,087	4,646
	PPG Industries Inc.	32,351	4,586
	Fidelity National Information Services Inc.	81,573	4,557
*	Block Inc. (XNYS)	74,878	4,317
	Otis Worldwide Corp.	28,324	2,423
	Cummins Inc.	9,718	2,236
	DuPont de Nemours Inc.	28,388	2,183
			472,552
Real Estate (1.2%)
	Prologis Inc.	127,020	15,776
	American Tower Corp.	64,133	11,629
	Equinix Inc.	12,901	10,081
	Public Storage	21,787	6,021
	Crown Castle Inc.	59,624	5,992
	Simon Property Group Inc.	21,351	2,423
			51,922
Technology (36.1%)
	Apple Inc.	2,055,378	386,144
	Microsoft Corp.	1,022,748	335,216
	NVIDIA Corp.	323,154	159,493
*	Alphabet Inc. Class A	815,074	110,989
*	Alphabet Inc. Class C	688,920	94,623
*	Meta Platforms Inc. Class A	304,264	90,029
	Broadcom Inc.	57,298	52,880
*	Adobe Inc.	63,113	35,301
*	Salesforce Inc.	130,635	28,930
	Oracle Corp.	204,240	24,588

8

Mega Cap Index Fund
		Shares	Market Value• ($000)
*	Advanced Micro Devices Inc.	221,546	23,422
	Texas Instruments Inc.	124,809	20,975
	Intel Corp.	573,676	20,159
	Intuit Inc.	36,645	19,855
	International Business Machines Corp.	124,914	18,341
	Applied Materials Inc.	116,249	17,758
	QUALCOMM Inc.	153,259	17,553
*	ServiceNow Inc.	28,067	16,527
	Lam Research Corp.	18,499	12,994
	Analog Devices Inc.	68,969	12,537
	Micron Technology Inc.	150,579	10,531
*	Palo Alto Networks Inc.	42,019	10,223
*	Synopsys Inc.	20,907	9,594
	KLA Corp.	18,816	9,443
*	Cadence Design Systems Inc.	37,502	9,017
	Roper Technologies Inc.	14,695	7,334
*	Workday Inc. Class A	28,042	6,856
*	Autodesk Inc.	29,539	6,556
*	Snowflake Inc. Class A	37,998	5,960
	TE Connectivity Ltd.	43,441	5,751
*	VMware Inc. Class A	32,395	5,468
	Cognizant Technology Solutions Corp. Class A	69,919	5,007
*	Crowdstrike Holdings Inc. Class A	29,310	4,778
	Marvell Technology Inc.	58,955	3,434
*	Fortinet Inc.	45,934	2,766
	Dell Technologies Inc. Class C	33,424	1,880
	HP Inc.	61,047	1,814
			1,604,726
Telecommunications (2.4%)
	Cisco Systems Inc.	504,624	28,940
	Comcast Corp. Class A	572,113	26,752
	Verizon Communications Inc.	520,389	18,203
	AT&T Inc.	983,233	14,542
*	T-Mobile US Inc.	82,551	11,248
		Shares	Market Value• ($000)
*	Charter Communications Inc. Class A	13,456	5,895
			105,580
Utilities (1.8%)
	NextEra Energy Inc.	278,341	18,593
	Southern Co.	150,085	10,165
	Duke Energy Corp.	106,025	9,415
	Waste Management Inc.	56,071	8,791
	Sempra Energy (XNYS)	86,636	6,084
	Dominion Energy Inc.	115,015	5,583
	American Electric Power Co. Inc.	70,832	5,553
	Exelon Corp.	136,742	5,486
	Xcel Energy Inc.	75,696	4,325
	Republic Services Inc.	28,224	4,068
	Public Service Enterprise Group Inc.	34,348	2,098
			80,161
Total Common Stocks (Cost $3,025,269)			4,429,638
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1]	Vanguard Market Liquidity Fund, 5.384% (Cost $3,258)	32,595	3,259
Total Investments (99.8%) (Cost $3,028,527)			4,432,897
Other Assets and Liabilities—Net (0.2%)			7,371
Net Assets (100%)			4,440,268
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2023	47	10,613	80

See accompanying Notes, which are an integral part of the Financial Statements.
9

Mega Cap Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,025,269)	4,429,638
Affiliated Issuers (Cost $3,258)	3,259
Total Investments in Securities	4,432,897
Investment in Vanguard	148
Cash	8
Cash Collateral Pledged—Futures Contracts	465
Receivables for Accrued Income	6,932
Receivables for Capital Shares Issued	30
Total Assets	4,440,480
Liabilities
Payables for Investment Securities Purchased	35
Payables for Capital Shares Redeemed	29
Payables to Vanguard	132
Variation Margin Payable—Futures Contracts	16
Total Liabilities	212
Net Assets	4,440,268
At August 31, 2023, net assets consisted of:

Paid-in Capital	3,170,829
Total Distributable Earnings (Loss)	1,269,439
Net Assets	4,440,268

ETF Shares—Net Assets
Applicable to 26,525,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,237,102
Net Asset Value Per Share—ETF Shares	$159.74

Institutional Shares—Net Assets
Applicable to 645,052 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	203,166
Net Asset Value Per Share—Institutional Shares	$314.96

See accompanying Notes, which are an integral part of the Financial Statements.
10

Mega Cap Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends	65,133
Interest[1]	515
Securities Lending—Net	24
Total Income	65,672
Expenses
The Vanguard Group—Note B
Investment Advisory Services	94
Management and Administrative—ETF Shares	2,195
Management and Administrative—Institutional Shares	95
Marketing and Distribution—ETF Shares	140
Marketing and Distribution—Institutional Shares	5
Custodian Fees	32
Auditing Fees	30
Shareholders’ Reports—ETF Shares	132
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	2
Other Expenses	22
Total Expenses	2,747
Expenses Paid Indirectly	(1)
Net Expenses	2,746
Net Investment Income	62,926
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	174,487
Futures Contracts	2
Realized Net Gain (Loss)	174,489
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	428,368
Futures Contracts	79
Change in Unrealized Appreciation (Depreciation)	428,447
Net Increase (Decrease) in Net Assets Resulting from Operations	665,862
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $484,000, $8,000, less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $220,884,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Mega Cap Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	62,926	59,135
Realized Net Gain (Loss)	174,489	332,118
Change in Unrealized Appreciation (Depreciation)	428,447	(990,069)
Net Increase (Decrease) in Net Assets Resulting from Operations	665,862	(598,816)
Distributions
ETF Shares	(59,377)	(55,014)
Institutional Shares	(2,876)	(2,467)
Total Distributions	(62,253)	(57,481)
Capital Share Transactions
ETF Shares	(39,050)	41,621
Institutional Shares	(2,982)	15,237
Net Increase (Decrease) from Capital Share Transactions	(42,032)	56,858
Total Increase (Decrease)	561,577	(599,439)
Net Assets
Beginning of Period	3,878,691	4,478,130
End of Period	4,440,268	3,878,691

See accompanying Notes, which are an integral part of the Financial Statements.
12

Mega Cap Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$137.84	$160.74	$125.47	$101.36	$100.26
Investment Operations
Net Investment Income[1]	2.268	2.109	1.961	1.992	2.045
Net Realized and Unrealized Gain (Loss) on Investments	21.869	(22.957)	35.218	24.065	1.052
Total from Investment Operations	24.137	(20.848)	37.179	26.057	3.097
Distributions
Dividends from Net Investment Income	(2.237)	(2.052)	(1.908)	(1.947)	(1.997)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.237)	(2.052)	(1.908)	(1.947)	(1.997)
Net Asset Value, End of Period	$159.74	$137.84	$160.74	$125.47	$101.36
Total Return	17.79%	-13.09%	29.94%	26.14%	3.26%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,237	$3,701	$4,288	$3,036	$1,944
Ratio of Total Expenses to Average Net Assets	0.07%[2]	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.59%	1.38%	1.41%	1.85%	2.10%
Portfolio Turnover Rate[3]	2%	3%	5%	4%	4%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Mega Cap Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$271.77	$316.94	$247.38	$199.84	$197.68
Investment Operations
Net Investment Income[1]	4.499	4.199	3.882	3.943	4.053
Net Realized and Unrealized Gain (Loss) on Investments	43.129	(45.292)	69.463	47.454	2.062
Total from Investment Operations	47.628	(41.093)	73.345	51.397	6.115
Distributions
Dividends from Net Investment Income	(4.438)	(4.077)	(3.785)	(3.857)	(3.955)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.438)	(4.077)	(3.785)	(3.857)	(3.955)
Net Asset Value, End of Period	$314.96	$271.77	$316.94	$247.38	$199.84
Total Return	17.81%	-13.07%	29.97%	26.19%	3.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$203	$178	$190	$180	$150
Ratio of Total Expenses to Average Net Assets	0.06%[2]	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	1.60%	1.40%	1.42%	1.86%	2.11%
Portfolio Turnover Rate[3]	2%	3%	5%	4%	4%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Mega Cap Index Fund
Notes to Financial Statements
Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
15

Mega Cap Index Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
16

Mega Cap Index Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $148,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Mega Cap Index Fund
At August 31, 2023, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	220,893
Total Distributable Earnings (Loss)	(220,893)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	13,428
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	1,404,061
Capital Loss Carryforwards	(148,050)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	1,269,439
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	62,253	57,481
Long-Term Capital Gains	—	—
Total	62,253	57,481
*	Includes short-term capital gains, if any.
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Mega Cap Index Fund
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,028,836
Gross Unrealized Appreciation	1,553,851
Gross Unrealized Depreciation	(149,790)
Net Unrealized Appreciation (Depreciation)	1,404,061
F.	During the year ended August 31, 2023, the fund purchased $427,126,000 of investment securities and sold $454,457,000 of investment securities, other than temporary cash investments. Purchases and sales include $311,430,000 and $360,492,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $55,886,000 and sales were $44,794,000, resulting in net realized loss of $34,572,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	321,852	2,250	623,865	4,075
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(360,902)	(2,575)	(582,244)	(3,900)
Net Increase (Decrease)—ETF Shares	(39,050)	(325)	41,621	175
Institutional Shares
Issued	20,931	74	25,422	87
Issued in Lieu of Cash Distributions	2,865	10	2,465	8
Redeemed	(26,778)	(93)	(12,650)	(41)
Net Increase (Decrease)—Institutional Shares	(2,982)	(9)	15,237	54
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
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Mega Cap Index Fund
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
20

Mega Cap Growth Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mega Cap Growth Index Fund ETF Shares Net Asset Value	24.39%	14.35%	15.63%	$42,736
Mega Cap Growth Index Fund ETF Shares Market Price	24.48	14.36	15.64	42,755
CRSP US Mega Cap Growth Index	24.48	14.42	15.71	43,014
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	31,461

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Mega Cap Growth Index Fund Institutional Shares	24.41%	14.37%	15.65%	$21,395,223
CRSP US Mega Cap Growth Index	24.48	14.42	15.71	21,506,977
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	15,730,560
See Financial Highlights for dividend and capital gains information.
21

Mega Cap Growth Index Fund
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Mega Cap Growth Index Fund ETF Shares Market Price	24.48%	95.61%	327.55%
Mega Cap Growth Index Fund ETF Shares Net Asset Value	24.39	95.52	327.36
CRSP US Mega Cap Growth Index	24.48	96.11	330.14
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
22

Mega Cap Growth Index Fund
Fund Allocation
As of August 31, 2023
Basic Materials	1.3%
Consumer Discretionary	22.6
Consumer Staples	0.7
Energy	0.5
Financials	1.5
Health Care	7.8
Industrials	7.8
Real Estate	1.2
Technology	55.9
Telecommunications	0.7
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
23

Mega Cap Growth Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (1.3%)
	Linde plc	386,380	149,544
	Ecolab Inc.	205,071	37,694
			187,238
Consumer Discretionary (22.5%)
*	Amazon.com Inc.	6,843,627	944,489
*	Tesla Inc.	2,115,560	545,984
	Home Depot Inc.	790,749	261,184
	Costco Wholesale Corp.	349,073	191,739
	McDonald's Corp.	574,923	161,640
*	Netflix Inc.	350,358	151,943
*	Walt Disney Co.	1,440,584	120,548
	NIKE Inc. Class B	972,643	98,927
*	Booking Holdings Inc.	29,251	90,825
	Starbucks Corp.	905,963	88,277
	TJX Cos. Inc.	911,871	84,330
*	Uber Technologies Inc.	1,525,350	72,042
	Lowe's Cos. Inc.	236,010	54,396
*	O'Reilly Automotive Inc.	48,507	45,582
	Marriott International Inc. Class A	206,251	41,974
*	Airbnb Inc. Class A	297,050	39,077
*	Lululemon Athletica Inc.	93,020	35,465
	Ross Stores Inc.	274,989	33,496
	Yum! Brands Inc.	224,853	29,091
	Activision Blizzard Inc.	301,621	27,746
	Estee Lauder Cos. Inc. Class A	167,375	26,869
	Dollar General Corp.	176,135	24,395
*	Chipotle Mexican Grill Inc.	11,154	21,490
*	AutoZone Inc.	7,522	19,041
	Hilton Worldwide Holdings Inc.	108,770	16,169
	Electronic Arts Inc.	112,737	13,526
	Las Vegas Sands Corp.	146,884	8,058
			3,248,303
Consumer Staples (0.7%)
*	Monster Beverage Corp.	586,450	33,668
	Hershey Co.	118,258	25,409
	Colgate-Palmolive Co.	334,556	24,580
	Brown-Forman Corp. Class B	131,028	8,665
	Brown-Forman Corp. Class A	21,866	1,470
			93,792
		Shares	Market Value• ($000)
Energy (0.5%)
	Pioneer Natural Resources Co.	186,707	44,423
	Schlumberger NV	574,007	33,844
			78,267
Financials (1.6%)
	S&P Global Inc.	253,382	99,037
	Aon plc Class A (XNYS)	154,417	51,481
	Moody's Corp.	124,469	41,921
	Blackstone Inc.	285,407	30,359
			222,798
Health Care (7.8%)
	Eli Lilly & Co.	671,513	372,152
	Thermo Fisher Scientific Inc.	303,804	169,249
*	Intuitive Surgical Inc.	277,051	86,628
*	Vertex Pharmaceuticals Inc.	204,060	71,082
	Danaher Corp.	263,376	69,795
*	Regeneron Pharmaceuticals Inc.	81,329	67,218
	Zoetis Inc.	330,276	62,921
*	Boston Scientific Corp.	1,159,778	62,558
	Stryker Corp.	136,533	38,714
*	Edwards Lifesciences Corp.	483,636	36,984
*	Moderna Inc.	259,549	29,347
	Agilent Technologies Inc.	237,365	28,738
*	IDEXX Laboratories Inc.	34,055	17,416
*	Illumina Inc.	65,540	10,829
			1,123,631
Industrials (7.7%)
	Visa Inc. Class A	1,271,886	312,477
	Mastercard Inc. Class A	665,357	274,553
	Accenture plc Class A	497,480	161,069
*	Boeing Co.	475,016	106,418
*	Fiserv Inc.	466,011	56,569
*	PayPal Holdings Inc.	885,965	55,382
	Sherwin-Williams Co.	184,905	50,242
	Automatic Data Processing Inc.	165,294	42,085
	Paychex Inc.	260,836	31,882
*	Block Inc. (XNYS)	437,946	25,248
	Global Payments Inc.	229	29
			1,115,954
Real Estate (1.2%)
	American Tower Corp.	369,117	66,928
	Equinix Inc.	74,223	57,997
24

Mega Cap Growth Index Fund
		Shares	Market Value• ($000)
	Public Storage	126,489	34,959
	Crown Castle Inc.	176,637	17,752
			177,636
Technology (55.8%)
	Apple Inc.	11,719,621	2,201,765
	Microsoft Corp.	5,831,940	1,911,477
	NVIDIA Corp.	1,677,336	827,849
*	Alphabet Inc. Class A	4,661,204	634,716
*	Alphabet Inc. Class C	3,917,457	538,063
*	Meta Platforms Inc. Class A	1,737,047	513,975
*	Adobe Inc.	361,264	202,069
*	Salesforce Inc.	748,152	165,686
*	Advanced Micro Devices Inc.	1,268,674	134,124
	Texas Instruments Inc.	715,658	120,273
	Intuit Inc.	210,214	113,896
	Applied Materials Inc.	667,914	102,031
*	ServiceNow Inc.	161,003	94,803
	Lam Research Corp.	106,489	74,798
*	Palo Alto Networks Inc.	243,114	59,150
*	Synopsys Inc.	120,923	55,490
	KLA Corp.	109,151	54,780
*	Cadence Design Systems Inc.	216,656	52,093
*	Workday Inc. Class A	163,276	39,921
*	Autodesk Inc.	171,841	38,138
*	Snowflake Inc. Class A	220,618	34,604
*	Crowdstrike Holdings Inc. Class A	171,621	27,979
	Marvell Technology Inc.	347,727	20,255
*	Fortinet Inc.	272,133	16,385
		Shares	Market Value• ($000)
	Roper Technologies Inc.	92	46
			8,034,366
Telecommunications (0.7%)
*	T-Mobile US Inc.	475,884	64,839
*	Charter Communications Inc. Class A	78,900	34,568
			99,407
Total Common Stocks (Cost $10,898,622)			14,381,392
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1]	Vanguard Market Liquidity Fund, 5.384% (Cost $15,083)	150,859	15,084
Total Investments (99.9%) (Cost $10,913,705)			14,396,476
Other Assets and Liabilities—Net (0.1%)			11,340
Net Assets (100%)			14,407,816
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2023	75	23,308	637
E-mini S&P 500 Index	September 2023	10	2,258	28
				665

See accompanying Notes, which are an integral part of the Financial Statements.
25

Mega Cap Growth Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $10,898,622)	14,381,392
Affiliated Issuers (Cost $15,083)	15,084
Total Investments in Securities	14,396,476
Investment in Vanguard	478
Cash Collateral Pledged—Futures Contracts	1,375
Receivables for Accrued Income	9,911
Receivables for Capital Shares Issued	3
Variation Margin Receivable—Futures Contracts	52
Total Assets	14,408,295
Liabilities
Payables for Investment Securities Purchased	53
Payables to Vanguard	426
Total Liabilities	479
Net Assets	14,407,816
At August 31, 2023, net assets consisted of:

Paid-in Capital	11,814,119
Total Distributable Earnings (Loss)	2,593,697
Net Assets	14,407,816

ETF Shares—Net Assets
Applicable to 59,589,192 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	14,376,122
Net Asset Value Per Share—ETF Shares	$241.25

Institutional Shares—Net Assets
Applicable to 66,136 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	31,694
Net Asset Value Per Share—Institutional Shares	$479.23

See accompanying Notes, which are an integral part of the Financial Statements.
26

Mega Cap Growth Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends	79,205
Interest[1]	435
Securities Lending—Net	1
Total Income	79,641
Expenses
The Vanguard Group—Note B
Investment Advisory Services	276
Management and Administrative—ETF Shares	6,827
Management and Administrative—Institutional Shares	13
Marketing and Distribution—ETF Shares	554
Marketing and Distribution—Institutional Shares	1
Custodian Fees	22
Auditing Fees	30
Shareholders’ Reports—ETF Shares	340
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	6
Other Expenses	22
Total Expenses	8,091
Expenses Paid Indirectly	(3)
Net Expenses	8,088
Net Investment Income	71,553
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	708,840
Futures Contracts	1,929
Realized Net Gain (Loss)	710,769
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,954,146
Futures Contracts	1,178
Change in Unrealized Appreciation (Depreciation)	1,955,324
Net Increase (Decrease) in Net Assets Resulting from Operations	2,737,646
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $405,000, $6,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $1,119,078,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
27

Mega Cap Growth Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	71,553	63,434
Realized Net Gain (Loss)	710,769	858,787
Change in Unrealized Appreciation (Depreciation)	1,955,324	(3,910,393)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,737,646	(2,988,172)
Distributions
ETF Shares	(70,975)	(57,769)
Institutional Shares	(170)	(185)
Total Distributions	(71,145)	(57,954)
Capital Share Transactions
ETF Shares	547,536	1,490,053
Institutional Shares	(1,174)	(9,451)
Net Increase (Decrease) from Capital Share Transactions	546,362	1,480,602
Total Increase (Decrease)	3,212,863	(1,565,524)
Net Assets
Beginning of Period	11,194,953	12,760,477
End of Period	14,407,816	11,194,953

See accompanying Notes, which are an integral part of the Financial Statements.
28

Mega Cap Growth Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$195.20	$248.50	$196.25	$132.22	$127.79
Investment Operations
Net Investment Income[1]	1.248	1.151	1.220	1.358	1.588
Net Realized and Unrealized Gain (Loss) on Investments	46.044	(53.389)	52.279	64.007	3.860
Total from Investment Operations	47.292	(52.238)	53.499	65.365	5.448
Distributions
Dividends from Net Investment Income	(1.242)	(1.062)	(1.249)	(1.335)	(1.018)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.242)	(1.062)	(1.249)	(1.335)	(1.018)
Net Asset Value, End of Period	$241.25	$195.20	$248.50	$196.25	$132.22
Total Return	24.39%	-21.08%	27.41%	49.84%	4.32%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,376	$11,168	$12,714	$10,193	$4,388
Ratio of Total Expenses to Average Net Assets	0.07%[2]	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	0.62%	0.51%	0.58%	0.90%	1.30%
Portfolio Turnover Rate[3]	7%	5%	8%	6%	14%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
29

Mega Cap Growth Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$387.74	$493.61	$389.78	$262.63	$253.80
Investment Operations
Net Investment Income[1]	2.517	2.279	2.498	2.707	3.184
Net Realized and Unrealized Gain (Loss) on Investments	91.475	(106.001)	103.822	127.126	7.684
Total from Investment Operations	93.992	(103.722)	106.320	129.833	10.868
Distributions
Dividends from Net Investment Income	(2.502)	(2.148)	(2.489)	(2.683)	(2.038)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.502)	(2.148)	(2.489)	(2.683)	(2.038)
Net Asset Value, End of Period	$479.23	$387.74	$493.61	$389.78	$262.63
Total Return	24.41%	-21.07%	27.43%	49.87%	4.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32	$27	$46	$81	$43
Ratio of Total Expenses to Average Net Assets	0.06%[2]	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	0.63%	0.50%	0.62%	0.91%	1.31%
Portfolio Turnover Rate[3]	7%	5%	8%	6%	14%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
30

Mega Cap Growth Index Fund
Notes to Financial Statements
Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
31

Mega Cap Growth Index Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
32

Mega Cap Growth Index Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $478,000, representing less than 0.01% of the fund’s net assets and 0.19% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
33

Mega Cap Growth Index Fund
At August 31, 2023, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,119,009
Total Distributable Earnings (Loss)	(1,119,009)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	17,173
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	3,480,071
Capital Loss Carryforwards	(903,547)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	2,593,697
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	71,145	57,954
Long-Term Capital Gains	—	—
Total	71,145	57,954
*	Includes short-term capital gains, if any.
34

Mega Cap Growth Index Fund
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	10,916,404
Gross Unrealized Appreciation	3,963,193
Gross Unrealized Depreciation	(483,122)
Net Unrealized Appreciation (Depreciation)	3,480,071
F.	During the year ended August 31, 2023, the fund purchased $3,609,598,000 of investment securities and sold $3,066,033,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,796,481,000 and $2,257,397,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $158,703,000 and sales were $302,261,000, resulting in net realized loss of $261,700,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,798,222	13,950	3,516,757	15,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,250,686)	(11,575)	(2,026,704)	(9,150)
Net Increase (Decrease)—ETF Shares	547,536	2,375	1,490,053	6,050
Institutional Shares
Issued	1,823	5	1,938	5
Issued in Lieu of Cash Distributions	170	—	184	—
Redeemed	(3,167)	(8)	(11,573)	(29)
Net Increase (Decrease)—Institutional Shares	(1,174)	(3)	(9,451)	(24)
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
35

Mega Cap Growth Index Fund
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
36

Mega Cap Value Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mega Cap Value Index Fund ETF Shares Net Asset Value	10.53%	8.48%	10.61%	$27,406
Mega Cap Value Index Fund ETF Shares Market Price	10.56	8.48	10.62	27,426
CRSP US Mega Cap Value Index	10.59	8.54	10.67	27,563
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	31,461

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Mega Cap Value Index Fund Institutional Shares	10.55%	8.50%	10.63%	$13,730,937
CRSP US Mega Cap Value Index	10.59	8.54	10.67	13,781,292
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	15,730,560
See Financial Highlights for dividend and capital gains information.
37

Mega Cap Value Index Fund
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Mega Cap Value Index Fund ETF Shares Market Price	10.56%	50.23%	174.26%
Mega Cap Value Index Fund ETF Shares Net Asset Value	10.53	50.21	174.06
CRSP US Mega Cap Value Index	10.59	50.62	175.63
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
38

Mega Cap Value Index Fund
Fund Allocation
As of August 31, 2023
Basic Materials	1.4%
Consumer Discretionary	3.7
Consumer Staples	11.8
Energy	9.1
Financials	19.6
Health Care	20.2
Industrials	14.6
Real Estate	1.1
Technology	9.7
Telecommunications	4.6
Utilities	4.2
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
39

Mega Cap Value Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (99.9%)
Basic Materials (1.4%)
Air Products and Chemicals Inc.	98,955	29,240
Freeport-McMoRan Inc.	638,368	25,477
Dow Inc.	315,682	17,224
Newmont Corp.	353,185	13,923
		85,864
Consumer Discretionary (3.7%)
Walmart Inc.	660,319	107,374
Lowe's Cos. Inc.	131,814	30,381
Target Corp.	205,629	26,022
Ford Motor Co.	1,751,260	21,243
General Motors Co.	586,909	19,667
Activision Blizzard Inc.	165,963	15,267
Electronic Arts Inc.	60,643	7,276
		227,230
Consumer Staples (11.8%)
Procter & Gamble Co.	1,049,151	161,926
PepsiCo Inc.	613,212	109,103
Coca-Cola Co.	1,732,466	103,653
Philip Morris International Inc.	691,074	66,385
Mondelez International Inc. Class A	606,505	43,220
CVS Health Corp.	570,927	37,207
Altria Group Inc.	794,868	35,149
McKesson Corp.	60,311	24,867
Kimberly-Clark Corp.	150,062	19,333
Constellation Brands Inc. Class A	73,499	19,151
Kenvue Inc.	767,656	17,694
General Mills Inc.	261,063	17,664
Sysco Corp.	225,248	15,689
Keurig Dr Pepper Inc.	436,750	14,697
Colgate-Palmolive Co.	185,034	13,594
Kraft Heinz Co.	354,530	11,731
Archer-Daniels-Midland Co.	121,049	9,599
Walgreens Boots Alliance Inc.	163,491	4,138
		724,800
Energy (9.1%)
Exxon Mobil Corp.	1,799,737	200,113
Chevron Corp.	806,699	129,959
ConocoPhillips	539,559	64,224
EOG Resources Inc.	260,445	33,498
Marathon Petroleum Corp.	188,929	26,973
Phillips 66	205,370	23,445
		Shares	Market Value• ($000)
	Valero Energy Corp.	161,145	20,933
	Schlumberger NV	316,723	18,674
	Occidental Petroleum Corp.	297,249	18,664
	Kinder Morgan Inc.	846,760	14,581
	Williams Cos. Inc.	270,768	9,350
			560,414
Financials (19.6%)
*	Berkshire Hathaway Inc. Class B	690,216	248,616
	JPMorgan Chase & Co.	1,300,822	190,349
	Bank of America Corp.	3,015,373	86,451
	Wells Fargo & Co.	1,670,300	68,967
	Goldman Sachs Group Inc.	147,992	48,498
	Morgan Stanley	557,595	47,479
*	Berkshire Hathaway Inc. Class A	82	44,831
	Marsh & McLennan Cos. Inc.	220,295	42,955
	BlackRock Inc.	56,666	39,697
	Charles Schwab Corp.	669,501	39,601
	Chubb Ltd.	184,350	37,030
	Progressive Corp.	260,615	34,784
	Citigroup Inc.	823,368	33,997
	CME Group Inc.	160,185	32,466
	Intercontinental Exchange Inc.	249,298	29,415
	US Bancorp	683,032	24,951
	KKR & Co. Inc.	288,612	18,128
	Truist Financial Corp.	592,018	18,086
	Aflac Inc.	242,378	18,074
	PNC Financial Services Group Inc.	140,927	17,014
	Blackstone Inc.	156,921	16,692
	Travelers Cos. Inc.	102,943	16,598
	MetLife Inc.	255,210	16,165
	Bank of New York Mellon Corp.	333,045	14,944
	American International Group Inc.	160,787	9,409
	Prudential Financial Inc.	81,158	7,683
	Allstate Corp.	58,459	6,303
			1,209,183
Health Care (20.1%)
	UnitedHealth Group Inc.	414,479	197,532
	Johnson & Johnson	1,071,925	173,309
	Merck & Co. Inc.	1,129,506	123,094
	AbbVie Inc.	785,465	115,432
	Pfizer Inc.	2,513,225	88,918
	Abbott Laboratories	774,105	79,656
40

Mega Cap Value Index Fund
		Shares	Market Value• ($000)
	Amgen Inc.	237,837	60,967
	Bristol-Myers Squibb Co.	935,313	57,662
	Medtronic plc	592,241	48,268
	Elevance Health Inc.	105,500	46,632
	Gilead Sciences Inc.	555,990	42,522
	Danaher Corp.	147,802	39,168
	Cigna Group	131,771	36,403
	Becton Dickinson & Co.	126,531	35,359
	Humana Inc.	55,619	25,675
	HCA Healthcare Inc.	91,766	25,447
	Stryker Corp.	76,076	21,571
*	Biogen Inc.	64,330	17,199
	GE Healthcare Inc.	85,906	6,052
			1,240,866
Industrials (14.6%)
	Caterpillar Inc.	229,406	64,493
	Union Pacific Corp.	271,359	59,854
	RTX Corp.	650,571	55,975
	Honeywell International Inc.	296,333	55,693
	General Electric Co.	484,610	55,469
	United Parcel Service Inc. Class B (XNYS)	322,645	54,656
	Lockheed Martin Corp.	112,730	50,543
	Deere & Co.	118,745	48,797
	Eaton Corp. plc	177,419	40,872
	American Express Co.	248,268	39,224
	Illinois Tool Works Inc.	115,004	28,446
	CSX Corp.	905,922	27,359
	Northrop Grumman Corp.	60,840	26,349
	FedEx Corp.	100,725	26,291
	3M Co.	245,825	26,222
	Emerson Electric Co.	254,518	25,006
	General Dynamics Corp.	109,998	24,930
	Parker-Hannifin Corp.	57,125	23,815
	Automatic Data Processing Inc.	91,847	23,385
	Trane Technologies plc	101,629	20,860
	Norfolk Southern Corp.	101,219	20,751
	Johnson Controls International plc	304,864	18,005
	Capital One Financial Corp.	161,158	16,501
	L3Harris Technologies Inc.	84,206	14,996
	PPG Industries Inc.	104,933	14,875
	Fidelity National Information Services Inc.	263,194	14,702
	Otis Worldwide Corp.	91,952	7,867
	Cummins Inc.	31,443	7,233
	DuPont de Nemours Inc.	91,852	7,063
			900,232
Real Estate (1.1%)
	Prologis Inc.	411,212	51,073
	Crown Castle Inc.	96,378	9,686
	Simon Property Group Inc.	69,083	7,840
			68,599
Technology (9.7%)
	Broadcom Inc.	185,545	171,238
	Oracle Corp.	661,112	79,591
		Shares	Market Value• ($000)
	Intel Corp.	1,856,790	65,248
	International Business Machines Corp.	404,342	59,370
	QUALCOMM Inc.	495,900	56,795
	Analog Devices Inc.	223,231	40,579
	Micron Technology Inc.	487,375	34,087
	Roper Technologies Inc.	47,394	23,652
	TE Connectivity Ltd.	140,562	18,609
*	VMware Inc. Class A	104,720	17,675
	Cognizant Technology Solutions Corp. Class A	225,529	16,150
	Dell Technologies Inc. Class C	108,132	6,081
	HP Inc.	196,680	5,843
			594,918
Telecommunications (4.6%)
	Cisco Systems Inc.	1,632,762	93,639
	Comcast Corp. Class A	1,851,700	86,585
	Verizon Communications Inc.	1,684,323	58,918
	AT&T Inc.	3,182,930	47,076
			286,218
Utilities (4.2%)
	NextEra Energy Inc.	900,777	60,172
	Southern Co.	486,049	32,920
	Duke Energy Corp.	343,182	30,475
	Waste Management Inc.	181,162	28,403
	Sempra Energy (XNYS)	280,541	19,700
	Dominion Energy Inc.	371,808	18,047
	American Electric Power Co. Inc.	229,482	17,991
	Exelon Corp.	442,226	17,742
	Xcel Energy Inc.	244,515	13,969
	Republic Services Inc.	91,368	13,169
	Public Service Enterprise Group Inc.	111,016	6,781
			259,369
Total Common Stocks (Cost $5,339,183)			6,157,693
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 5.384% (Cost $15)	152	15
Total Investments (99.9%) (Cost $5,339,198)			6,157,708
Other Assets and Liabilities—Net (0.1%)			8,144
Net Assets (100%)			6,165,852
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

41

Mega Cap Value Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2023	16	3,613	29

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
PNC Financial Services Group Inc.	1/31/24	CITNA	4,467	(5.326)	—	(21)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
CITNA—Citibank, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
42

Mega Cap Value Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,339,183)	6,157,693
Affiliated Issuers (Cost $15)	15
Total Investments in Securities	6,157,708
Investment in Vanguard	207
Cash	517
Cash Collateral Pledged—Futures Contracts	460
Cash Collateral Pledged—Over-the-Counter Swap Contracts	590
Receivables for Investment Securities Sold	186
Receivables for Accrued Income	16,833
Receivables for Capital Shares Issued	3
Variation Margin Receivable—Futures Contracts	66
Total Assets	6,176,570
Liabilities
Payables for Investment Securities Purchased	10,307
Payables for Capital Shares Redeemed	202
Payables to Vanguard	188
Unrealized Depreciation—Over-the-Counter Swap Contracts	21
Total Liabilities	10,718
Net Assets	6,165,852
At August 31, 2023, net assets consisted of:

Paid-in Capital	5,543,289
Total Distributable Earnings (Loss)	622,563
Net Assets	6,165,852

ETF Shares—Net Assets
Applicable to 57,515,803 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,048,152
Net Asset Value Per Share—ETF Shares	$105.16

Institutional Shares—Net Assets
Applicable to 564,435 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	117,700
Net Asset Value Per Share—Institutional Shares	$208.53

See accompanying Notes, which are an integral part of the Financial Statements.
43

Mega Cap Value Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends	162,803
Interest[1]	93
Securities Lending—Net	77
Total Income	162,973
Expenses
The Vanguard Group—Note B
Investment Advisory Services	142
Management and Administrative—ETF Shares	3,264
Management and Administrative—Institutional Shares	53
Marketing and Distribution—ETF Shares	280
Marketing and Distribution—Institutional Shares	3
Custodian Fees	163
Auditing Fees	30
Shareholders’ Reports—ETF Shares	203
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	3
Other Expenses	22
Total Expenses	4,165
Expenses Paid Indirectly	(5)
Net Expenses	4,160
Net Investment Income	158,813
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	334,005
Futures Contracts	(804)
Swap Contracts	(494)
Realized Net Gain (Loss)	332,707
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	91,988
Futures Contracts	207
Swap Contracts	(21)
Change in Unrealized Appreciation (Depreciation)	92,174
Net Increase (Decrease) in Net Assets Resulting from Operations	583,694
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $80,000, $5,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $415,440,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
44

Mega Cap Value Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	158,813	128,925
Realized Net Gain (Loss)	332,707	246,304
Change in Unrealized Appreciation (Depreciation)	92,174	(553,302)
Net Increase (Decrease) in Net Assets Resulting from Operations	583,694	(178,073)
Distributions
ETF Shares	(150,757)	(119,211)
Institutional Shares	(3,074)	(3,022)
Total Distributions	(153,831)	(122,233)
Capital Share Transactions
ETF Shares	40,766	1,294,327
Institutional Shares	(6,629)	(6,904)
Net Increase (Decrease) from Capital Share Transactions	34,137	1,287,423
Total Increase (Decrease)	464,000	987,117
Net Assets
Beginning of Period	5,701,852	4,714,735
End of Period	6,165,852	5,701,852

See accompanying Notes, which are an integral part of the Financial Statements.
45

Mega Cap Value Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$97.72	$102.64	$78.96	$78.94	$79.89
Investment Operations
Net Investment Income[1]	2.709	2.519	2.271	2.271	2.261
Net Realized and Unrealized Gain (Loss) on Investments	7.364	(5.016)	23.557	(.044)	(1.027)
Total from Investment Operations	10.073	(2.497)	25.828	2.227	1.234
Distributions
Dividends from Net Investment Income	(2.633)	(2.423)	(2.148)	(2.207)	(2.184)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.633)	(2.423)	(2.148)	(2.207)	(2.184)
Net Asset Value, End of Period	$105.16	$97.72	$102.64	$78.96	$78.94
Total Return	10.53%	-2.51%	33.17%	2.94%	1.69%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,048	$5,586	$4,587	$3,017	$2,448
Ratio of Total Expenses to Average Net Assets	0.07%[2]	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.66%	2.45%	2.47%	2.90%	2.90%
Portfolio Turnover Rate[3]	7%	8%	11%	9%	10%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
46

Mega Cap Value Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$193.77	$203.54	$156.56	$156.53	$158.41
Investment Operations
Net Investment Income[1]	5.384	4.999	4.492	4.522	4.467
Net Realized and Unrealized Gain (Loss) on Investments	14.615	(9.947)	46.761	(.102)	(2.002)
Total from Investment Operations	19.999	(4.948)	51.253	4.420	2.465
Distributions
Dividends from Net Investment Income	(5.239)	(4.822)	(4.274)	(4.390)	(4.345)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.239)	(4.822)	(4.274)	(4.390)	(4.345)
Net Asset Value, End of Period	$208.53	$193.77	$203.54	$156.56	$156.53
Total Return	10.55%	-2.49%	33.22%	3.00%	1.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$118	$116	$128	$117	$134
Ratio of Total Expenses to Average Net Assets	0.06%[2]	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.67%	2.45%	2.49%	2.89%	2.91%
Portfolio Turnover Rate[3]	7%	8%	11%	9%	10%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
47

Mega Cap Value Index Fund
Notes to Financial Statements
Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in
48

Mega Cap Value Index Fund
respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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Mega Cap Value Index Fund
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
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Mega Cap Value Index Fund
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $207,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $5,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Mega Cap Value Index Fund
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,157,693	—	—	6,157,693
Temporary Cash Investments	15	—	—	15
Total	6,157,708	—	—	6,157,708
Derivative Financial Instruments
Assets
Futures Contracts[1]	29	—	—	29
Liabilities
Swap Contracts	—	21	—	21
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	415,388
Total Distributable Earnings (Loss)	(415,388)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	33,287
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	813,331
Capital Loss Carryforwards	(224,055)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	622,563
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Mega Cap Value Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	153,831	122,233
Long-Term Capital Gains	—	—
Total	153,831	122,233
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,344,377
Gross Unrealized Appreciation	1,112,907
Gross Unrealized Depreciation	(299,576)
Net Unrealized Appreciation (Depreciation)	813,331
F.	During the year ended August 31, 2023, the fund purchased $1,430,977,000 of investment securities and sold $1,397,847,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,009,786,000 and $974,785,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $178,053,000 and sales were $104,170,000, resulting in net realized loss of $35,564,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,012,888	9,975	1,983,469	19,305
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(972,122)	(9,625)	(689,142)	(6,825)
Net Increase (Decrease)—ETF Shares	40,766	350	1,294,327	12,480
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Mega Cap Value Index Fund
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	9,754	47	12,673	62
Issued in Lieu of Cash Distributions	935	5	939	5
Redeemed	(17,318)	(86)	(20,516)	(99)
Net Increase (Decrease)—Institutional Shares	(6,629)	(34)	(6,904)	(32)
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At August 31, 2023, one shareholder was a record or beneficial owner of 31% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund (three of the funds constituting Vanguard World Fund, hereafter collectively referred to as the "Funds") as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders.
Fund	Percentage
Mega Cap Index Fund	98.0%
Mega Cap Growth Index Fund	98.3
Mega Cap Value Index Fund	99.0
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
Mega Cap Index Fund	62,253
Mega Cap Growth Index Fund	71,145
Mega Cap Value Index Fund	153,831
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Mega Cap Index Fund	156
Mega Cap Growth Index Fund	123
Mega Cap Value Index Fund	26
56

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund, and Vanguard Mega Cap Value Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
Cost
The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.
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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund, and Vanguard Mega Cap Value Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.
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The CRSP US Mega Cap Index, CRSP US Mega Cap Growth Index, and CRSP US Mega Cap Value Index (the “Indexes”) are products of the Center for Research in Security Prices (“CRSP”) at the Booth School of Business of the University of Chicago (“University”), and have been licensed for use by Vanguard. CRSP® is a trademark of the University and has been licensed by the University for use for certain purposes by Vanguard. Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund are not sponsored, endorsed, sold or promoted by the University. The University makes no representation or warranty, express or implied, to the owners of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund particularly or the ability of the Indexes to track general market performance. The Indexes are determined, composed and calculated without regard to Vanguard or Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund. The University has no obligation to take the needs of Vanguard or the owners of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund into consideration in determining, composing or calculating the Index. The University is not responsible for and has not participated in the determination of the prices, and amount of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or the timing of the issuance or sale of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or in the determination or calculation of the equation by which Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund are to be converted into cash, surrendered or redeemed, as the case may be. The University has no obligation or liability in connection with the administration, marketing or trading of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. The University is not an investment advisor. Inclusion of a security within an index is not a recommendation by the University to buy, sell, or hold such security, nor is it considered to be investment advice.
THE UNIVERSITY DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. THE UNIVERSITY SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. THE UNIVERSITY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD MEGA CAP INDEX FUND, MEGA CAP GROWTH INDEX FUND, AND MEGA CAP VALUE INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL THE UNIVERSITY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THE UNIVERSITY AND VANGUARD, OTHER THAN THE LICENSORS, IF ANY, OF THE UNIVERSITY.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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Q8280 102023

Annual Report  |  August 31, 2023
Vanguard Global Wellington™ Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, Vanguard Global Wellington Fund returned 10.18% for Investor Shares and 10.32% for Admiral Shares. Its composite benchmark returned 10.74%.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks fanned fears of recession and weighed on bond prices, the global economy proved more resilient than expected.
•	In the equity portion of the fund, financials and consumer discretionary contributed most to the fund’s performance relative to its benchmark. By region, Europe contributed most to relative performance, with France the top-contributing country.
•	In the fixed income portion of the fund, an underweight credit spread duration stance versus the benchmark and an overweight allocation to securitized sectors held back returns. On the other side of the ledger, security selection was positive, particularly within investment-grade industrials, sovereigns, and supranationals. The fund’s shorter duration compared with that of the benchmark and its yield curve positioning also helped.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

Advisor’s Report
Vanguard Global Wellington Fund returned 10.18% for Investor Shares and 10.32% for Admiral Shares for the year ended August 31, 2023. The fund slightly underperformed the 10.74% return of its custom benchmark, which is weighted 65% in the FTSE Developed Index (net of tax) and 35% in the Bloomberg Fixed Income Composite Index. The composite index consists of 80% Bloomberg Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Global Aggregate Securitized Index (USD Hedged).
Investment environment
Global equity markets rose over the period. Economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Global central banks coordinated efforts to boost liquidity in the financial system after the collapse of two U.S. regional banks and Credit Suisse rattled financial markets and exposed vulnerabilities in the banking industry. Increasingly bullish views on Japanese equities propelled the Nikkei Index to a multidecade high, thanks to favorable earnings and valuations, corporate governance improvements, supportive monetary policy, and firmer signs that the country’s economy is gaining momentum. In Germany, a downward revision to first-quarter GDP showed that Europe’s largest country is in recession. Saudi Arabia plans to cut oil output by one million barrels a day following a recent announcement of a broader OPEC+ deal to limit supply into 2024.
U.S. fixed income markets generated mixed total returns over the 12 months. The Bloomberg U.S. Aggregate Index posted a return of –1.19% for the period, driven by the underperformance of longer-duration assets and the securitized sector. Global sovereign yields rose as most major central banks maintained hawkish policies to counter persistent inflation. Toward the end of the period, U.S. lawmakers struck a last-minute deal to raise the debt ceiling and avert a default, boosting market sentiment. Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors outperformed duration-equivalent government bonds as credit spreads narrowed. Investment-grade corporate spreads narrowed by 23 basis points while high-yield corporate spreads tightened by 113 basis points, according to Bloomberg Index data. Securitized sectors underperformed on a total and excess return basis amid forced sales of banks’ agency mortgage holdings, but performance rebounded partially by the end of the period as markets absorbed the FDIC asset sales of mortgage-backed securities (MBS). Commercial real estate concerns also held back securitized market performance.
Global fixed income sectors rallied at times over the period on the back of

2

easing inflation pressures and mixed economic data. Concerns about global growth and corporate profitability persisted, however, particularly as volatility spiked in the first quarter of 2023 on fears of broader contagion in the banking system. Liquidity programs from the Federal Reserve, coupled with UBS’s acquisition of Credit Suisse, helped calm market volatility and ease concerns about bank liquidity. Inflation showed signs of peaking—but remained at levels well above central bank targets—and wages remained elevated. The U.K. grappled with the highest inflation among developed markets. The U.S. labor market remained tight and consumer confidence improved; meanwhile, weaker demand weighed down global manufacturing activity, particularly in the euro area and China.
The fund’s successes
In the equity portfolio, strong security selection contributed to relative performance, especially within financials and consumer discretionary. In terms of sector allocation—a result of our bottom-up process—an underweight to real estate and an overweight to industrials also contributed to relative performance.
Overweight positions to TJX Companies, Erste Group Bank, and MUFG were among the top individual contributors.
In the fixed income portfolio, an underweight to local agency and selection within sovereign bonds contributed to outperformance. Within investment grade corporates, the portfolio’s underweight to financial institutions and selection within the industrial sector benefited relative performance, particularly within energy and transportation. The portfolio’s short duration position relative to the benchmark was additive as rates rose over the period.
The fund’s shortfalls
On the equity side, security selection within information technology detracted most from relative performance. In terms of sectors, an underweight to information technology and overweight to utilities detracted.
Not holding benchmark constituent NVIDIA held back relative results, as did overweight positions in Nokia Oyj and Duke Energy.
In the fixed income portfolio, an overweight to securitized sectors such as commercial mortgage securities (CMBS) and MBS detracted from relative performance. An underweight to industrial issuers and selection within investment-grade financials also detracted, as did the portfolio’s underweight credit spread duration positioning.
The fund’s positioning and outlook
In the equity portfolio, our largest overweights at the end of the period were in financials, utilities, and industrials. Our largest underweights were in information technology, consumer discretionary, and communication services. By region, the portfolio is most overweight in Japan and
3

the U. K. and most underweight in North America and Asia Pacific ex-Japan.
We maintain a modestly defensive stance in the fixed income portfolio. Market volatility remains elevated, driven by persistent inflation pressures, restrictive monetary policy, banking system stresses, and geopolitical risks. While we are beginning to see signs of slowing economic growth, the Fed and other major central banks remain committed to fighting inflation, and they could tighten policy further as a result. This hawkish stance has kept yield curves deeply inverted and pushed the recession narrative to the forefront.
The portfolio maintains an overweight to U.S. government securities and, to a lesser extent, agency MBS. This liquidity buffer should provide downside protection if the economic cycle and/or the equity portfolio takes an unfavorable turn. Although major central banks have tightened dramatically and are likely near the end of the tightening cycle, we expect monetary policy to remain tight even as the cycle weakens. Given tight valuations and continued tail risks to markets, we maintain a robust liquidity profile that includes exposure to cash, U.S. government securities, and agency MBS.
The portfolio also maintains small allocations to the high-quality securitized sectors, such as traditional asset-backed securities, CMBS, and a very modest exposure to non-agency residential mortgages. We are more cautious on certain securitized sectors; we reduced our exposure to these sectors during the period to focus on more liquid areas of the fixed income markets.
Nataliya Kofman
Senior Managing Director and
Equity Portfolio Manager
Loren L. Moran, CFA
Senior Managing Director and
Fixed Income Portfolio Manager
Wellington Management Company llp
September 13, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Global Wellington Fund
Investor Shares	$1,000.00	$1,048.70	$2.53
Admiral™ Shares	1,000.00	1,049.30	1.86
Based on Hypothetical 5% Yearly Return
Global Wellington Fund
Investor Shares	$1,000.00	$1,022.73	$2.50
Admiral Shares	1,000.00	1,023.39	1.84
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.49% for Investor Shares and 0.36% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Global Wellington Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 2, 2017, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Since Inception (11/2/2017)	Final Value of a $10,000 Investment
Global Wellington Fund Investor Shares	10.18%	6.44%	6.19%	$14,191
Global Wellington Composite Index	10.74	6.11	6.14	14,155
Bloomberg Global Aggregate Bond Index	-0.09	-1.21	-1.07	9,393
FTSE Developed Net Tax Index	15.98	8.52	8.70	16,264
Global Wellington Composite Index: 65% FTSE Developed Index (net of tax) and 35% Bloomberg Fixed Income Composite Index, composed of 80% Bloomberg Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Global Aggregate Securitized Index (USD Hedged).
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (11/2/2017)	Final Value of a $50,000 Investment
Global Wellington Fund Admiral Shares	10.32%	6.56%	6.31%	$71,435
Global Wellington Composite Index	10.74	6.11	6.14	70,776
Bloomberg Global Aggregate Bond Index	-0.09	-1.21	-1.07	46,967
FTSE Developed Net Tax Index	15.98	8.52	8.70	81,321
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Global Wellington Fund
Fund Allocation
As of August 31, 2023

United States	59.8%
Japan	8.1
France	7.9
United Kingdom	5.9
Switzerland	3.5
Supranational	1.9
Sweden	1.5
Spain	1.1
Germany	1.0
South Korea	1.0
Finland	1.0
Other	7.3
The table reflects the fund’s investments, except for short-term investments and derivatives.
8

Global Wellington Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (65.2%)
Austria (0.7%)
Erste Group Bank AG	408,460	14,571
Finland (0.9%)
Nokia OYJ	4,725,054	18,896
France (5.3%)
TotalEnergies SE	518,525	32,527
Arkema SA	185,458	19,380
Engie SA	1,132,363	18,236
BNP Paribas SA	201,627	13,039
Schneider Electric SE	72,385	12,407
Vinci SA	52,712	5,871
Safran SA	35,123	5,629
		107,089
Germany (0.6%)
Daimler Truck Holding AG	356,041	12,528
Hong Kong (0.9%)
AIA Group Ltd.	1,954,200	17,682
Japan (7.1%)
Mitsubishi UFJ Financial Group Inc.	2,899,122	23,128
Nippon Telegraph & Telephone Corp.	19,390,400	22,389
Isuzu Motors Ltd.	1,497,214	19,167
Tokio Marine Holdings Inc.	835,791	18,445
Honda Motor Co. Ltd.	464,600	15,014
Mitsubishi Estate Co. Ltd.	1,031,600	13,139
Marui Group Co. Ltd.	546,965	9,467
Resona Holdings Inc.	1,575,700	8,347
BIPROGY Inc.	313,300	8,109
Astellas Pharma Inc.	306,400	4,636
		141,841
Netherlands (0.6%)
Shell plc	374,631	11,455
South Korea (1.0%)
Samsung Electronics Co. Ltd.	392,796	19,866
Spain (0.6%)
CaixaBank SA	1,960,189	7,939
Iberdrola SA	306,794	3,640
		11,579
9

Global Wellington Fund
		Shares	Market Value• ($000)
Sweden (1.4%)
	Autoliv Inc.	247,871	24,192
	Alfa Laval AB	134,155	4,710
			28,902
Switzerland (2.8%)
	Novartis AG (Registered)	297,585	29,950
	Nestle SA (Registered)	143,798	17,290
	Zurich Insurance Group AG	19,859	9,312
			56,552
Taiwan (0.7%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	842,175	14,471
United Kingdom (4.5%)
	AstraZeneca plc ADR	451,231	30,602
	Unilever plc	372,008	18,998
	BAE Systems plc	1,225,942	15,604
	WPP plc	1,205,568	11,686
	Rotork plc	2,722,274	10,346
	Derwent London plc	86,546	2,035
			89,271
United States (38.1%)
	Microsoft Corp.	126,367	41,418
	Chubb Ltd.	165,828	33,310
	Cisco Systems Inc.	547,638	31,407
	Johnson & Johnson	182,541	29,513
	UnitedHealth Group Inc.	55,986	26,682
*	Alphabet Inc. Class A	193,058	26,289
	Accenture plc Class A	77,102	24,963
	Northrop Grumman Corp.	56,192	24,336
	Home Depot Inc.	71,245	23,532
	United Parcel Service Inc. Class B	138,423	23,449
	JPMorgan Chase & Co.	155,396	22,739
	Duke Energy Corp.	255,107	22,654
	Merck & Co. Inc.	207,338	22,596
	Exelon Corp.	558,640	22,413
	Texas Instruments Inc.	127,995	21,511
	Colgate-Palmolive Co.	287,185	21,099
	Deere & Co.	44,262	18,189
	American Express Co.	111,041	17,543
	Coterra Energy Inc.	601,983	16,970
	General Dynamics Corp.	71,719	16,254
	BlackRock Inc.	23,062	16,156
	TJX Cos. Inc.	173,734	16,067
	Medtronic plc	194,754	15,872
	Sempra	219,600	15,420
	Gilead Sciences Inc.	197,920	15,137
	PNC Financial Services Group Inc.	122,573	14,798
	Union Pacific Corp.	64,727	14,277
	Pfizer Inc.	403,130	14,263
	Intel Corp.	398,085	13,989
	LyondellBasell Industries NV Class A	137,234	13,555
	Visa Inc. Class A	54,097	13,291
	General Motors Co.	390,701	13,092
	Marsh & McLennan Cos. Inc.	67,131	13,090
	Bank of America Corp.	453,311	12,996
10

Global Wellington Fund
				Shares	Market Value• ($000)
	Kenvue Inc.			427,706	9,859
	Mondelez International Inc. Class A			137,868	9,824
*	Walt Disney Co.			105,013	8,788
	Honeywell International Inc.			45,065	8,470
	Eli Lilly & Co.			12,005	6,653
	American Tower Corp.			36,182	6,561
	Caterpillar Inc.			21,532	6,053
	PepsiCo Inc.			29,205	5,196
	Pioneer Natural Resources Co.			19,131	4,552
	Comcast Corp. Class A			84,344	3,944
	KLA Corp.			6,873	3,449
	Linde plc			7,712	2,972
					765,191
Total Common Stocks (Cost $1,057,125)					1,309,894
		Coupon	Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (6.5%)
[1,2]	Fannie Mae REMICS	2.000%	9/25/40	19	18
[1,2]	Fannie Mae REMICS	2.500%	5/25/45	199	178
[1,2]	Fannie Mae REMICS	3.000%	3/25/45–2/25/49	1,704	1,458
[1,2]	Fannie Mae REMICS	3.500%	6/25/44	74	70
[1,2]	Freddie Mac REMICS	1.750%	9/15/42	503	458
[1,2]	Freddie Mac REMICS	2.000%	7/25/50	1,169	1,003
[1,2]	Freddie Mac REMICS	4.000%	12/15/39–9/15/41	1,167	1,114
[1]	Ginnie Mae II Pool	2.000%	1/20/51–11/20/51	1,274	1,050
[1]	Ginnie Mae II Pool	2.500%	3/20/51–12/20/52	2,018	1,717
[1]	Ginnie Mae II Pool	3.000%	11/20/49–3/20/52	2,273	2,002
[1]	Ginnie Mae II Pool	3.500%	1/20/52–7/20/52	3,133	2,843
[1]	Ginnie Mae II Pool	4.000%	8/20/52	1,522	1,418
[1]	Ginnie Mae REMICS	2.750%	9/20/44	59	56
[1,2]	UMBS Pool	2.000%	4/01/36–5/01/51	8,447	6,981
[1,2]	UMBS Pool	2.500%	5/01/51–11/01/51	1,188	1,002
[1,2]	UMBS Pool	3.000%	10/1/51	2,290	1,992
[1,2]	UMBS Pool	3.500%	7/1/51	2,163	1,956
[1,2]	UMBS Pool	4.000%	8/01/52–10/01/52	2,232	2,063
[1,2]	UMBS Pool	4.500%	9/01/37–9/01/52	10,045	9,722
[1,2,3]	UMBS Pool	5.000%	10/01/52–9/25/53	15,486	15,021
[1,2]	UMBS Pool	5.500%	1/1/53	644	636
	United States Treasury Note/Bond	0.375%	1/31/26	285	257
	United States Treasury Note/Bond	0.875%	9/30/26	75	67
	United States Treasury Note/Bond	1.125%	1/15/25	1,257	1,190
[4]	United States Treasury Note/Bond	2.000%	11/15/41	4,773	3,338
	United States Treasury Note/Bond	2.375%	2/15/42	288	214
	United States Treasury Note/Bond	2.625%	4/15/25	1,015	977
	United States Treasury Note/Bond	3.250%	5/15/42	904	772
	United States Treasury Note/Bond	3.375%	5/15/33	1,784	1,681
	United States Treasury Note/Bond	3.500%	4/30/28–2/15/33	123	119
	United States Treasury Note/Bond	3.625%	5/15/26–5/15/53	9,667	8,860
	United States Treasury Note/Bond	3.750%	5/31/30	102	99
	United States Treasury Note/Bond	3.875%	8/15/33–5/15/43	11,333	10,811
	United States Treasury Note/Bond	4.000%	12/15/25–11/15/52	15,348	15,065
	United States Treasury Note/Bond	4.125%	6/15/26–8/15/53	6,303	6,249
11

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	4.250%	5/31/25–10/15/25	9,000	8,892
	United States Treasury Note/Bond	4.375%	8/15/26–8/15/43	9,529	9,491
	United States Treasury Note/Bond	4.625%	2/28/25–3/15/26	9,138	9,097
Total U.S. Government and Agency Obligations (Cost $134,521)					129,937
Asset-Backed/Commercial Mortgage-Backed Securities (1.1%)
Bermuda (0.0%)
[1,5]	Start II Ltd. Series 2019-1	4.089%	3/15/44	114	101
Cayman Islands (0.0%)
[1,5]	Horizon Aircraft Finance II Ltd. Series 2019-1	3.721%	7/15/39	187	161
United States (1.1%)
[1,5]	Aaset Trust Series 2019-1	3.844%	5/15/39	92	68
[1,5]	Aligned Data Centers Issuer LLC Series 2021-1A	1.937%	8/15/46	1,260	1,111
[1,5,6]	BX Trust Series 2021-ARIA, TSFR1M + 1.411%	6.721%	10/15/36	1,290	1,245
[1,5]	Castlelake Aircraft Structured Trust Series 2019-1A	3.967%	4/15/39	159	142
[1,5]	CF Hippolyta Issuer LLC Series 2020-1	1.690%	7/15/60	365	331
[1,5]	CF Hippolyta Issuer LLC Series 2021-1A	1.530%	3/15/61	1,042	914
[1,5]	CF Hippolyta Issuer LLC Series 2022-1A	5.970%	8/15/62	459	450
[1,5,6]	Connecticut Avenue Securities Trust Series 2021-R01, SOFR30A + 1.550%	6.838%	10/25/41	250	247
[1,2]	Fannie Mae-Aces Series 2021-M2S	2.386%	10/25/36	649	499
[1,2]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K142	2.400%	3/25/32	1,600	1,334
[1,2]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K156	4.430%	2/25/33	1,365	1,326
[1,2,5,6]	Freddie Mac STACR REMICS Trust Series 2020-DNA5, SOFR30A + 2.800%	8.088%	10/25/50	289	293
[1,5]	Home Partners of America Trust Series 2021-2	2.302%	12/17/26	1,170	1,027
[1,5]	Kubota Credit Owner Trust Series 2023-2A	5.280%	1/18/28	1,335	1,333
[1,5]	Navient Private Education Refi Loan Trust Series 2023-A	5.510%	10/15/71	1,667	1,657
[1,5]	New Economy Assets Phase 1 Sponsor LLC Series 2021-1	1.910%	10/20/61	2,015	1,739
[1,5]	New Economy Assets Phase 1 Sponsor LLC Series 2021-1	2.410%	10/20/61	425	356
[1]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	118	113
[1,5,6]	SREIT Trust Series 2021-MFP, TSFR1M + 1.194%	6.505%	11/15/38	1,550	1,517
[1,5]	Stack Infrastructure Issuer LLC Series 2023-2A	5.900%	7/25/48	2,950	2,875
[1,5]	Towd Point Mortgage Trust Series 2018-1	3.000%	1/25/58	59	56
[1,5]	Wheels Fleet Lease Funding LLC Series 2023-1A	5.800%	4/18/38	2,595	2,584
					21,217
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $22,383)					21,479
Corporate Bonds (19.8%)
Belgium (0.2%)
[1,7]	Anheuser-Busch InBev SA/NV	1.650%	3/28/31	635	598
[1,7]	Anheuser-Busch InBev SA/NV	2.750%	3/17/36	1,350	1,290
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	124	112
12

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	760	778
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	963	857
[5]	KBC Group NV	5.796%	1/19/29	255	253
					3,888
Bermuda (0.1%)
[5]	Bacardi Ltd.	5.250%	1/15/29	500	492
[5]	Bacardi Ltd.	5.900%	6/15/43	1,644	1,620
					2,112
Canada (0.3%)
[8]	Bank of Montreal	2.850%	3/6/24	3,185	2,325
[8]	Emera Inc.	4.838%	5/2/30	3,000	2,138
	Fortis Inc.	3.055%	10/4/26	775	719
	TransCanada PipeLines Ltd.	4.875%	1/15/26	400	395
					5,577
Denmark (0.5%)
[1,7]	Danfoss Finance II BV	4.125%	12/2/29	2,585	2,811
[7]	Danske Bank A/S	0.500%	8/27/25	1,180	1,229
[5]	Danske Bank A/S	6.466%	1/9/26	2,900	2,903
[5]	Danske Bank A/S	1.621%	9/11/26	1,320	1,201
[1,9]	Danske Bank A/S	2.250%	1/14/28	1,440	1,573
					9,717
France (2.3%)
[1,7]	Banque Federative du Credit Mutuel SA	4.375%	5/2/30	700	754
[7]	Banque Federative du Credit Mutuel SA	3.875%	6/16/32	3,000	3,070
[1,7]	BNP Paribas Home Loan SFH SA	3.000%	5/25/28	2,600	2,780
[5]	BNP Paribas SA	2.819%	11/19/25	470	451
[5]	BNP Paribas SA	2.219%	6/9/26	1,095	1,020
[1,7]	BNP Paribas SA	0.125%	9/4/26	600	584
[5]	BNP Paribas SA	5.335%	6/12/29	2,845	2,803
[5]	BNP Paribas SA	2.159%	9/15/29	1,800	1,504
[1,7]	BNP Paribas SA	1.125%	1/15/32	800	748
[1,9]	BNP Paribas SA	5.750%	6/13/32	1,100	1,328
[1,7]	BPCE SA	0.500%	9/15/27	3,700	3,566
[5]	BPCE SA	3.250%	1/11/28	525	476
[5]	BPCE SA	2.277%	1/20/32	1,100	850
[1,7]	BPCE SA	1.750%	2/2/34	1,600	1,432
[7]	BPCE SFH SA	3.000%	10/17/29	1,200	1,280
[7]	Cie de Financement Foncier SA	0.010%	7/15/26	1,600	1,573
[1,7]	Cie de Financement Foncier SA	0.875%	9/11/28	2,300	2,214
[7]	Credit Agricole SA	1.875%	4/22/27	3,300	3,358
[5]	Credit Agricole SA	5.514%	7/5/33	1,205	1,200
[1,7]	Credit Agricole SA	3.875%	11/28/34	1,000	1,054
[5]	Danone SA	2.947%	11/2/26	555	519
[1,7]	Engie SA	0.375%	6/11/27	2,300	2,207
[1,7]	Engie SA	4.000%	1/11/35	3,300	3,535
[1,7]	Engie SA	2.000%	9/28/37	1,300	1,079
[1,7]	Orange SA	1.000%	5/12/25	1,300	1,346
[1,7]	RCI Banque SA	1.375%	3/8/24	1,400	1,497
[1,9]	Societe Generale SA	1.250%	12/7/27	2,300	2,362
[7]	Societe Generale SFH SA	0.750%	1/29/27	1,500	1,488
[1,7]	Suez SACA	2.875%	5/24/34	1,100	1,046
					47,124
Germany (0.3%)
[5]	Bayer US Finance LLC	3.375%	10/8/24	770	748
13

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Bayer US Finance II LLC	4.250%	12/15/25	1,000	968
[5]	Daimler Truck Finance North America LLC	5.150%	1/16/26	580	576
[5]	Daimler Truck Finance North America LLC	5.125%	1/19/28	185	183
[1,9]	E.ON International Finance BV	6.250%	6/3/30	295	383
[1,9]	E.ON International Finance BV	6.375%	6/7/32	1,645	2,159
[7]	Wintershall Dea Finance BV	1.823%	9/25/31	1,900	1,630
					6,647
Ireland (0.0%)
[5]	Avolon Holdings Funding Ltd.	2.125%	2/21/26	642	577
Italy (0.5%)
[7]	Autostrade per l'Italia SpA	2.000%	12/4/28	6,455	6,132
[7]	Autostrade per l'Italia SpA	2.000%	1/15/30	800	731
[7]	Intesa Sanpaolo SpA	1.125%	6/16/27	1,900	1,885
[7]	Intesa Sanpaolo SpA	1.125%	10/4/27	1,320	1,301
					10,049
Japan (0.0%)
[5]	NTT Finance Corp.	1.162%	4/3/26	1,180	1,064
Luxembourg (0.1%)
[5]	JAB Holdings BV	2.200%	11/23/30	430	337
[5]	JAB Holdings BV	3.750%	5/28/51	805	526
[5]	JAB Holdings BV	4.500%	4/8/52	875	653
					1,516
Mexico (0.0%)
	America Movil SAB de CV	3.625%	4/22/29	275	252
	America Movil SAB de CV	6.375%	3/1/35	350	377
					629
Netherlands (0.3%)
[1,9]	Cooperatieve Rabobank UA	4.625%	5/23/29	100	114
[1,7]	Cooperatieve Rabobank UA	0.010%	7/2/30	1,900	1,664
[7]	ING Groep NV	0.250%	2/18/29	1,100	988
[7]	ING Groep NV	0.250%	2/1/30	1,200	1,041
[1,7]	Koninklijke KPN NV	0.875%	11/15/33	1,100	903
	Shell International Finance BV	4.000%	5/10/46	300	246
	Shell International Finance BV	3.000%	11/26/51	1,215	814
					5,770
Norway (0.3%)
[1,7]	Aker BP ASA	1.125%	5/12/29	1,290	1,173
[5]	Aker BP ASA	3.750%	1/15/30	3,543	3,135
[5]	Aker BP ASA	4.000%	1/15/31	1,090	961
[5]	Var Energi ASA	8.000%	11/15/32	1,675	1,789
					7,058
Portugal (0.1%)
[1,7]	EDP Finance BV	1.875%	9/21/29	2,000	1,949
Saudi Arabia (0.2%)
[5]	EIG Pearl Holdings Sarl	3.545%	8/31/36	3,336	2,773
[5]	Greensaif Pipelines Bidco Sarl	6.129%	2/23/38	1,290	1,294
[5]	Greensaif Pipelines Bidco Sarl	6.510%	2/23/42	975	985
					5,052
South Africa (0.1%)
[1,7]	Anglo American Capital plc	4.750%	9/21/32	2,325	2,488
14

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Spain (0.5%)
[1,7]	Banco de Sabadell SA	3.500%	8/28/26	4,000	4,321
[1,7]	CaixaBank SA	5.375%	11/14/30	2,400	2,680
[1,7]	Iberdrola Finanzas SA	1.250%	10/28/26	1,300	1,320
	Telefonica Emisiones SA	4.665%	3/6/38	1,055	873
					9,194
Switzerland (0.6%)
[5]	Alcon Finance Corp.	3.000%	9/23/29	5,400	4,736
[5]	Alcon Finance Corp.	5.750%	12/6/52	200	203
	Credit Suisse AG	7.500%	2/15/28	3,654	3,908
[7]	Sika Capital BV	1.500%	4/29/31	1,825	1,680
[1,7]	UBS Group AG	1.250%	7/17/25	675	711
					11,238
United Arab Emirates (0.3%)
[5]	DAE Funding LLC	1.550%	8/1/24	1,915	1,827
[5]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	4,045	3,404
					5,231
United Kingdom (1.3%)
[5]	Ashtead Capital Inc.	2.450%	8/12/31	2,368	1,852
[5]	Ashtead Capital Inc.	5.500%	8/11/32	600	572
[5]	Ashtead Capital Inc.	5.550%	5/30/33	385	369
[5]	Ashtead Capital Inc.	5.950%	10/15/33	630	619
	AstraZeneca plc	4.000%	1/17/29	755	724
[1,7]	Barclays plc	5.262%	1/29/34	680	737
	BAT Capital Corp.	6.343%	8/2/30	1,195	1,203
[1,8]	BP Capital Markets plc	3.470%	5/15/25	1,350	967
[1,7]	Diageo Finance plc	2.500%	3/27/32	1,635	1,639
[1,9]	Heathrow Funding Ltd.	2.750%	10/13/29	1,505	1,585
[1]	HSBC Holdings plc	4.041%	3/13/28	1,160	1,089
	HSBC Holdings plc	7.390%	11/3/28	1,451	1,524
[1,9]	National Grid Electricity Transmission plc	2.000%	9/16/38	1,145	886
[1,9]	National Grid Electricity Transmission plc	2.000%	4/17/40	890	664
[1,7]	National Grid plc	0.163%	1/20/28	1,700	1,566
[1,7]	NatWest Group plc	1.750%	3/2/26	3,125	3,247
[1,7]	NatWest Group plc	0.780%	2/26/30	330	290
	Santander UK Group Holdings plc	1.089%	3/15/25	3,210	3,111
[1,9]	Scottish Hydro Electric Transmission plc	2.250%	9/27/35	985	875
[1,7]	SSE plc	1.750%	4/16/30	885	839
[5]	Standard Chartered plc	0.991%	1/12/25	815	798
					25,156
United States (11.8%)
	AbbVie Inc.	4.050%	11/21/39	1,297	1,112
	Activision Blizzard Inc.	4.500%	6/15/47	1,164	1,069
[1]	Alabama Power Co.	4.300%	7/15/48	255	210
	Allstate Corp.	5.250%	3/30/33	515	504
	American Electric Power Co. Inc.	3.200%	11/13/27	950	880
	American Express Co.	5.043%	5/1/34	5,399	5,188
	American International Group Inc.	3.400%	6/30/30	2,387	2,103
	American International Group Inc.	4.750%	4/1/48	45	40
	American International Group Inc.	4.375%	6/30/50	570	472
[5]	American Transmission Systems Inc.	2.650%	1/15/32	1,070	877
	Arizona Public Service Co.	4.350%	11/15/45	1,010	805
	AT&T Inc.	4.750%	5/15/46	2,995	2,491
[5]	Athene Global Funding	1.450%	1/8/26	2,913	2,597
15

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Athene Global Funding	2.500%	3/24/28	2,555	2,183
[1,7]	Bank of America Corp.	1.102%	5/24/32	1,575	1,361
	Bank of America Corp.	2.482%	9/21/36	3,585	2,725
	Bank of America Corp.	3.311%	4/22/42	1,100	823
[1]	Bank of New York Mellon Corp.	4.967%	4/26/34	2,687	2,580
[7]	Becton Dickinson Euro Finance Sarl	0.334%	8/13/28	1,600	1,473
[1]	Bon Secours Mercy Health Inc.	3.555%	8/1/27	410	379
[1]	Bon Secours Mercy Health Inc.	4.302%	7/1/28	140	134
[1]	Bon Secours Mercy Health Inc.	2.095%	6/1/31	415	331
[7]	Booking Holdings Inc.	4.500%	11/15/31	2,065	2,309
[7]	Booking Holdings Inc.	4.125%	5/12/33	1,885	2,044
[5]	Boston Gas Co.	3.001%	8/1/29	130	112
	BP Capital Markets America Inc.	4.812%	2/13/33	559	541
	BP Capital Markets America Inc.	2.939%	6/4/51	1,930	1,262
	Brixmor Operating Partnership LP	2.500%	8/16/31	805	633
[5]	Broadcom Inc.	3.469%	4/15/34	6,144	5,019
[5]	Brooklyn Union Gas Co.	4.273%	3/15/48	965	712
	Capital One Financial Corp.	6.312%	6/8/29	2,613	2,612
	Capital One Financial Corp.	6.377%	6/8/34	4,007	3,958
	Celanese US Holdings LLC	6.350%	11/15/28	1,330	1,334
	CenterPoint Energy Resources Corp.	5.250%	3/1/28	2,147	2,144
	Charles Schwab Corp.	6.136%	8/24/34	2,782	2,831
	Charter Communications Operating LLC	2.250%	1/15/29	215	178
	Charter Communications Operating LLC	5.050%	3/30/29	595	566
	Charter Communications Operating LLC	6.384%	10/23/35	355	344
	Charter Communications Operating LLC	3.700%	4/1/51	610	378
	Cheniere Energy Partners LP	4.500%	10/1/29	2,869	2,649
	Cheniere Energy Partners LP	4.000%	3/1/31	3,556	3,136
	Cigna Group	4.375%	10/15/28	420	404
	Cigna Group	2.400%	3/15/30	310	261
	Citigroup Inc.	4.600%	3/9/26	535	521
	Cleco Corporate Holdings LLC	3.375%	9/15/29	325	275
[5]	Columbia Pipelines Operating Co. LLC	5.927%	8/15/30	435	439
[5]	Columbia Pipelines Operating Co. LLC	6.497%	8/15/43	781	792
	Comcast Corp.	3.950%	10/15/25	250	243
[7]	Comcast Corp.	0.000%	9/14/26	3,225	3,134
	Comcast Corp.	3.250%	11/1/39	659	507
	Comcast Corp.	4.000%	3/1/48	40	32
	Comcast Corp.	3.999%	11/1/49	120	96
	Comcast Corp.	2.887%	11/1/51	1,417	905
	Comcast Corp.	4.049%	11/1/52	11	9
	Comcast Corp.	2.937%	11/1/56	190	118
	Comcast Corp.	2.650%	8/15/62	25	14
	Comcast Corp.	2.987%	11/1/63	11	7
	Commonwealth Edison Co.	3.650%	6/15/46	35	26
	Commonwealth Edison Co.	4.000%	3/1/48	245	197
[1]	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	75	79
	Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	990	663
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	290	246
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	150	122
	Corebridge Financial Inc.	4.350%	4/5/42	2,189	1,734
[5]	Corebridge Global Funding	5.750%	7/2/26	1,230	1,223
[5]	Cox Communications Inc.	3.500%	8/15/27	2,665	2,470
[5]	Cox Communications Inc.	4.800%	2/1/35	100	90
	CubeSmart LP	2.250%	12/15/28	995	844
16

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CVS Health Corp.	2.875%	6/1/26	1,455	1,363
	CVS Health Corp.	4.300%	3/25/28	113	109
	CVS Health Corp.	4.125%	4/1/40	235	191
	CVS Health Corp.	5.050%	3/25/48	125	110
	Dignity Health	3.812%	11/1/24	594	580
	Discover Financial Services	4.100%	2/9/27	3,294	3,055
	Discovery Communications LLC	4.125%	5/15/29	186	171
	Discovery Communications LLC	3.625%	5/15/30	995	873
	Discovery Communications LLC	4.000%	9/15/55	1,172	764
[1]	Dominion Energy Inc.	3.375%	4/1/30	259	229
	Dominion Energy Inc.	5.375%	11/15/32	2,853	2,809
[1]	Dominion Energy Inc.	4.900%	8/1/41	733	644
[1]	Dominion Energy Inc.	4.850%	8/15/52	391	333
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	156	170
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	113	113
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	300	290
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	230	203
	Duke Energy Corp.	2.550%	6/15/31	900	734
	Duke Energy Progress LLC	3.400%	4/1/32	475	416
[1]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	660	541
	Eaton Corp.	4.150%	3/15/33	680	640
	Eaton Corp.	4.700%	8/23/52	145	135
	Energy Transfer LP	4.900%	3/15/35	1,075	981
[5]	Equitable Financial Life Global Funding	1.400%	7/7/25	150	138
[5]	Equitable Financial Life Global Funding	1.300%	7/12/26	1,020	894
[5]	Equitable Financial Life Global Funding	1.400%	8/27/27	825	702
[5]	ERAC USA Finance LLC	3.300%	12/1/26	300	280
[5]	ERAC USA Finance LLC	4.900%	5/1/33	1,967	1,920
[5]	ERAC USA Finance LLC	4.500%	2/15/45	455	385
[5]	ERAC USA Finance LLC	5.400%	5/1/53	737	720
	Estee Lauder Cos. Inc.	5.150%	5/15/53	1,734	1,680
	Evergy Kansas Central Inc.	3.250%	9/1/49	235	161
[1]	Evergy Metro Inc.	2.250%	6/1/30	245	203
	Eversource Energy	5.450%	3/1/28	850	853
	Eversource Energy	5.125%	5/15/33	1,255	1,214
	Extra Space Storage LP	5.500%	7/1/30	1,944	1,927
	Exxon Mobil Corp.	2.275%	8/16/26	1,075	1,001
	Exxon Mobil Corp.	2.610%	10/15/30	190	165
	Florida Power & Light Co.	5.050%	4/1/28	245	246
[7]	General Mills Inc.	3.907%	4/13/29	1,470	1,592
[5]	Genting New York LLC	3.300%	2/15/26	1,668	1,491
	Georgia Power Co.	4.700%	5/15/32	3,021	2,880
	Georgia Power Co.	4.300%	3/15/42	2,164	1,810
	Georgia Power Co.	5.125%	5/15/52	434	403
	Goldman Sachs Group Inc.	5.700%	11/1/24	2,773	2,768
[1]	Goldman Sachs Group Inc.	3.272%	9/29/25	1,375	1,334
	Goldman Sachs Group Inc.	1.431%	3/9/27	3,610	3,236
	Goldman Sachs Group Inc.	2.615%	4/22/32	885	716
	Goldman Sachs Group Inc.	2.383%	7/21/32	960	758
[5]	Gray Oak Pipeline LLC	2.600%	10/15/25	436	403
[5]	Gray Oak Pipeline LLC	3.450%	10/15/27	70	63
	Healthpeak OP LLC	3.500%	7/15/29	335	301
	HEICO Corp.	5.250%	8/1/28	355	352
	HEICO Corp.	5.350%	8/1/33	3,385	3,354
	Hess Corp.	7.300%	8/15/31	1,120	1,221
17

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Home Depot Inc.	3.300%	4/15/40	2,190	1,729
	Honeywell International Inc.	4.250%	1/15/29	570	554
[7]	Honeywell International Inc.	3.750%	5/17/32	975	1,034
[7]	Honeywell International Inc.	4.125%	11/2/34	1,650	1,781
	Intercontinental Exchange Inc.	4.350%	6/15/29	5,818	5,577
	Intercontinental Exchange Inc.	4.950%	6/15/52	355	331
	International Business Machines Corp.	3.300%	5/15/26	550	524
[5]	ITC Holdings Corp.	4.950%	9/22/27	530	522
[1]	John Deere Capital Corp.	3.450%	3/13/25	985	960
	JPMorgan Chase & Co.	2.947%	2/24/28	3,750	3,439
	JPMorgan Chase & Co.	5.350%	6/1/34	975	964
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	975	773
[1]	Kaiser Foundation Hospitals	2.810%	6/1/41	1,200	852
	Kaiser Foundation Hospitals	4.875%	4/1/42	650	611
[5]	Kenvue Inc.	5.050%	3/22/53	1,581	1,547
[5]	KeySpan Gas East Corp.	2.742%	8/15/26	400	366
[5]	Liberty Mutual Group Inc.	4.569%	2/1/29	5,534	5,339
[5]	LKQ Corp.	5.750%	6/15/28	525	521
	Manufacturers & Traders Trust Co.	4.700%	1/27/28	1,066	995
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	1,010	977
[5]	Massachusetts Mutual Life Insurance Co.	3.375%	4/15/50	550	381
[1,7]	McDonald's Corp.	4.250%	3/7/35	1,640	1,805
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	125
	Merck & Co. Inc.	5.000%	5/17/53	1,219	1,189
	MetLife Inc.	5.375%	7/15/33	2,945	2,931
[5]	Metropolitan Edison Co.	5.200%	4/1/28	80	79
	Microchip Technology Inc.	0.972%	2/15/24	1,630	1,593
	Microsoft Corp.	2.921%	3/17/52	1,125	797
	MidAmerican Energy Co.	4.250%	5/1/46	10	8
[1,7]	Mondelez International Holdings Netherlands BV	0.875%	10/1/31	775	677
[1,7]	Mondelez International Holdings Netherlands BV	0.625%	9/9/32	273	227
[7]	Mondelez International Inc.	0.250%	3/17/28	975	913
[1]	Morgan Stanley	3.125%	7/27/26	1,850	1,732
[1]	Morgan Stanley	3.772%	1/24/29	570	528
[7]	Morgan Stanley	0.497%	2/7/31	1,050	893
[1]	Morgan Stanley	2.511%	10/20/32	4,650	3,705
	Morgan Stanley	5.948%	1/19/38	1,433	1,394
	Nasdaq Inc.	5.550%	2/15/34	715	712
	Nasdaq Inc.	5.950%	8/15/53	195	193
	Nasdaq Inc.	6.100%	6/28/63	180	178
	NextEra Energy Capital Holdings Inc.	6.051%	3/1/25	220	221
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	730	732
	NiSource Inc.	5.250%	3/30/28	485	483
	NNN REIT Inc.	3.900%	6/15/24	805	791
[5]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	230	173
[5]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	36	24
	Occidental Petroleum Corp.	7.875%	9/15/31	1,988	2,204
	Occidental Petroleum Corp.	6.200%	3/15/40	2,200	2,169
[5]	Oglethorpe Power Corp.	6.191%	1/1/31	210	216
	Oglethorpe Power Corp.	5.050%	10/1/48	161	139
	ONEOK Inc.	5.650%	11/1/28	800	801
	Oracle Corp.	3.400%	7/8/24	575	564
	Oracle Corp.	3.650%	3/25/41	1,222	922
	Oracle Corp.	4.500%	7/8/44	891	730
18

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oracle Corp.	3.950%	3/25/51	1,025	747
	Pacific Gas & Electric Co.	4.550%	7/1/30	1,795	1,613
	Pacific Gas & Electric Co.	4.500%	7/1/40	3,244	2,503
	Pacific Gas & Electric Co.	6.700%	4/1/53	1,628	1,584
[5]	Pennsylvania Electric Co.	5.150%	3/30/26	65	64
[5]	Pennsylvania Electric Co.	3.250%	3/15/28	1,604	1,461
[5]	Pennsylvania Electric Co.	3.600%	6/1/29	208	189
[5]	Penske Truck Leasing Co. LP	3.950%	3/10/25	1,120	1,083
[5]	Penske Truck Leasing Co. LP	4.000%	7/15/25	180	173
[5]	Penske Truck Leasing Co. LP	5.875%	11/15/27	4,026	4,004
	Pfizer Investment Enterprises Pte. Ltd.	5.110%	5/19/43	2,292	2,231
	Philip Morris International Inc.	5.125%	11/17/27	795	793
	Piedmont Natural Gas Co. Inc.	5.050%	5/15/52	665	586
	Progressive Corp.	3.950%	3/26/50	1,213	970
[1]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	225	168
[1]	Prudential Financial Inc.	3.700%	3/13/51	1,510	1,125
	Public Storage Operating Co.	5.125%	1/15/29	380	379
	Public Storage Operating Co.	5.100%	8/1/33	555	550
	Public Storage Operating Co.	5.350%	8/1/53	155	151
	Realty Income Corp.	2.200%	6/15/28	285	247
	Realty Income Corp.	3.100%	12/15/29	830	734
[7]	Realty Income Corp.	4.875%	7/6/30	3,250	3,530
	Realty Income Corp.	2.850%	12/15/32	120	97
	Realty Income Corp.	4.900%	7/15/33	1,474	1,399
	RTX Corp.	3.950%	8/16/25	285	277
	RTX Corp.	4.450%	11/16/38	725	642
[1]	San Diego Gas & Electric Co.	4.100%	6/15/49	261	207
[5]	SBA Tower Trust	1.884%	1/15/26	245	222
[5]	SBA Tower Trust	1.631%	11/15/26	2,265	1,958
[1]	SCE Recovery Funding LLC	0.861%	11/15/31	327	274
[1]	SCE Recovery Funding LLC	1.942%	5/15/38	165	117
[1]	SCE Recovery Funding LLC	2.510%	11/15/43	95	62
	Sierra Pacific Power Co.	2.600%	5/1/26	149	139
[1]	Southern California Edison Co.	3.700%	8/1/25	30	29
[1]	Southern California Edison Co.	2.950%	2/1/51	790	501
	Southern California Edison Co.	5.875%	12/1/53	812	808
	Southern Co.	4.400%	7/1/46	5	4
[1]	SSM Health Care Corp.	3.823%	6/1/27	320	304
[1]	Sutter Health	2.294%	8/15/30	360	298
[5]	Texas Electric Market Stabilization Funding N LLC	4.265%	8/1/34	1,510	1,428
	T-Mobile USA Inc.	2.050%	2/15/28	1,975	1,724
	T-Mobile USA Inc.	2.700%	3/15/32	2,160	1,756
	T-Mobile USA Inc.	5.750%	1/15/54	767	758
	Toledo Hospital	5.750%	11/15/38	205	198
	Trane Technologies Financing Ltd.	5.250%	3/3/33	725	724
[1]	United Airlines Pass-Through Trust Class B Series 2018-1	4.600%	3/1/26	41	39
	UnitedHealth Group Inc.	3.850%	6/15/28	820	785
	UnitedHealth Group Inc.	2.000%	5/15/30	240	200
	UnitedHealth Group Inc.	4.200%	5/15/32	495	467
	UnitedHealth Group Inc.	4.625%	7/15/35	75	73
	UnitedHealth Group Inc.	4.200%	1/15/47	65	55
	UnitedHealth Group Inc.	4.750%	5/15/52	90	82
	UnitedHealth Group Inc.	5.050%	4/15/53	1,643	1,568
19

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	1.680%	10/30/30	307	240
[5]	VICI Properties LP	4.125%	8/15/30	515	450
[1,8]	Walt Disney Co.	3.057%	3/30/27	2,350	1,594
	Warnermedia Holdings Inc.	4.054%	3/15/29	1,051	966
[1,8]	Wells Fargo & Co.	2.975%	5/19/26	625	432
[1]	Wells Fargo & Co.	2.879%	10/30/30	435	372
[1]	Wells Fargo & Co.	4.611%	4/25/53	1,874	1,585
					236,519
Total Corporate Bonds (Cost $423,977)					398,555
Sovereign Bonds (3.9%)
Australia (0.3%)
[1,10]	Commonwealth of Australia	2.750%	11/21/27	135	84
[1,10]	Commonwealth of Australia	2.250%	5/21/28	1,195	724
[1,10]	Commonwealth of Australia	1.000%	11/21/31	3,200	1,646
[1,10]	Commonwealth of Australia	4.500%	4/21/33	2,850	1,919
[1,7]	NBN Co. Ltd.	4.375%	3/15/33	1,950	2,131
					6,504
Bermuda (0.0%)
[1,5]	Bermuda	2.375%	8/20/30	200	164
[1,5]	Bermuda	3.375%	8/20/50	200	133
					297
Bulgaria (0.0%)
[5,7]	Republic of Bulgaria	4.500%	1/27/33	245	263
Canada (0.5%)
[8]	Canadian Government Bond	0.750%	10/1/24	1,395	988
[8]	Canadian Government Bond	2.750%	9/1/27	1,700	1,199
[8]	Canadian Government Bond	1.500%	6/1/31	350	222
[8]	Canadian Government Bond	2.000%	12/1/51	250	138
[8]	Canadian Government Bond	1.750%	12/1/53	600	307
[8]	City of Montreal	3.150%	12/1/36	750	472
[8]	City of Montreal	3.500%	12/1/38	410	263
[8]	City of Montreal	2.400%	12/1/41	1,000	530
[8]	City of Toronto	3.200%	8/1/48	1,000	579
[8]	Municipal Finance Authority of British Columbia	4.950%	12/1/27	2,200	1,663
[8]	Province of Ontario	2.900%	6/2/28	1,910	1,330
[1,11]	Province of Ontario	0.250%	6/28/29	985	1,029
[8]	Regional Municipality of York	2.150%	6/22/31	800	506
					9,226
Chile (0.0%)
[1]	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	650	604
Germany (0.1%)
[7]	Federal Republic of Germany	3.250%	7/4/42	490	580
[7]	Federal Republic of Germany	1.250%	8/15/48	640	529
					1,109
Japan (0.8%)
[1,12]	Japan	0.000%	11/10/23	2,072,300	14,245
[1,12]	Japan	0.700%	6/20/51	117,800	650
[1,12]	Japan	0.700%	9/20/51	59,400	327
					15,222
20

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Norway (0.1%)
	Equinor ASA	3.000%	4/6/27	1,545	1,446
Qatar (0.0%)
[1,5]	State of Qatar	5.103%	4/23/48	255	245
[1,5]	State of Qatar	4.400%	4/16/50	780	687
					932
Romania (0.0%)
[1,5,7]	Republic of Romania	2.000%	4/14/33	737	567
[1,7]	Republic of Romania	2.625%	12/2/40	525	349
					916
Saudi Arabia (0.1%)
[1,5]	Kingdom of Saudi Arabia	5.000%	1/18/53	765	680
[1,5]	Saudi Arabian Oil Co.	2.875%	4/16/24	500	490
[1,5]	Saudi Arabian Oil Co.	3.500%	4/16/29	680	623
					1,793
Singapore (0.0%)
[1,5]	Temasek Financial I Ltd.	3.625%	8/1/28	510	488
Spain (0.1%)
[5,7]	Kingdom of Spain	0.600%	10/31/29	1,050	976
Supranational (1.9%)
[1,7,13]	European Financial Stability Facility	0.875%	7/26/27	11,060	11,035
[1,7,13]	European Financial Stability Facility	2.375%	4/11/28	6,050	6,366
[1,7,13]	European Financial Stability Facility	2.875%	2/16/33	3,415	3,638
[1,7]	European Investment Bank	2.875%	1/12/33	2,215	2,365
[1,7]	European Investment Bank	3.000%	10/14/33	1,705	1,840
[7]	European Stability Mechanism	0.000%	12/15/26	1,425	1,398
[1,7]	European Union	0.000%	7/4/31	4,160	3,579
[1,7]	European Union	1.000%	7/6/32	3,300	3,022
[1,7]	European Union	0.000%	7/4/35	1,740	1,300
[1,7]	European Union	0.200%	6/4/36	4,110	3,042
					37,585
United Kingdom (0.0%)
[9]	United Kingdom	0.625%	10/22/50	430	213
Total Sovereign Bonds (Cost $84,290)					77,574
Taxable Municipal Bonds (0.7%)
United States (0.7%)
	Broward County FL Airport System Revenue	3.477%	10/1/43	100	80
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	350	392
	Connecticut GO	5.770%	3/15/25	275	276
	Dallas-Fort Worth TX International Airport Revenue	3.089%	11/1/40	90	70
	Dallas-Fort Worth TX International Airport Revenue	4.087%	11/1/51	55	47
	Dallas-Fort Worth TX International Airport Revenue	4.507%	11/1/51	355	318
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	834	931
	Golden State Tobacco Securitization Corp. California Revenue	2.746%	6/1/34	35	28
	Golden State Tobacco Securitization Corp. California Revenue	3.293%	6/1/42	65	48
21

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Golden State Tobacco Securitization Corp. California Revenue	3.000%	6/1/46	130	119
	Grand Parkway Transportation Corp. Texas System Toll Revenue	3.236%	10/1/52	290	205
	Illinois GO	5.100%	6/1/33	5,010	4,861
[14]	Kansas Development Finance Authority Revenue	2.774%	5/1/51	475	330
[15]	Kansas Development Finance Authority Revenue (Employees Retirement System)	5.371%	5/1/26	325	323
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	175	141
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.200%	11/15/26	15	15
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.668%	11/15/39	170	183
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.814%	11/15/40	805	871
[16]	Philadelphia PA Authority for Industrial Development Revenue	6.550%	10/15/28	635	665
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	1,870	1,956
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	205	182
	Texas Natural Gas Securitization Finance Corp. Revenue (Winter Storm Uri)	5.102%	4/1/35	980	978
	Texas Natural Gas Securitization Finance Corp. Revenue (Winter Storm Uri)	5.169%	4/1/41	745	742
Total Taxable Municipal Bonds (Cost $15,371)					13,761
22

Global Wellington Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (2.6%)
Money Market Fund (2.6%)
[17]	Vanguard Market Liquidity Fund (Cost $51,626)	5.384%	516,509	51,645
Total Investments (99.8%) (Cost $1,789,293)				2,002,845
Other Assets and Liabilities—Net (0.2%)				4,596
Net Assets (100%)				2,007,441
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2023.
4	Securities with a value of $1,258,000 have been segregated as initial margin for open futures contracts.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, the aggregate value was $113,474,000, representing 5.7% of net assets.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Face amount denominated in euro.
8	Face amount denominated in Canadian dollars.
9	Face amount denominated in British pounds.
10	Face amount denominated in Australian dollars.
11	Face amount denominated in Swiss francs.
12	Face amount denominated in Japanese yen.
13	Guaranteed by the Government of Luxembourg.
14	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
15	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
16	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
17	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
UMBS—Uniform Mortgage-Backed Securities.
23

Global Wellington Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2023	10	2,038	6
5-Year U.S. Treasury Note	December 2023	10	1,069	8
10-Year U.S. Treasury Note	December 2023	25	2,776	24
Euro-Buxl	September 2023	37	5,368	(70)
Euro-OAT	September 2023	11	1,526	(5)
Euro-Schatz	September 2023	223	25,419	(72)
Long Gilt	December 2023	58	7,022	61
				(48)

Short Futures Contracts
AUD 10-Year Treasury Bond	September 2023	(17)	(1,280)	(5)
Euro-Bobl	September 2023	(48)	(6,043)	(35)
Euro-Bund	September 2023	(151)	(21,808)	102
Ultra 10-Year U.S. Treasury Note	December 2023	(181)	(21,016)	(225)
				(163)
				(211)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
JPMorgan Chase Bank, N.A.	9/29/23	EUR	1,755	USD	1,912	—	(7)
JPMorgan Chase Bank, N.A.	9/29/23	GBP	2	USD	3	—	—
JPMorgan Chase Bank, N.A.	9/29/23	USD	7,406	AUD	11,517	—	(63)
JPMorgan Chase Bank, N.A.	9/29/23	USD	15,407	CAD	20,886	—	(56)
JPMorgan Chase Bank, N.A.	9/29/23	AUD	900	CAD	785	2	—
Goldman Sachs International	9/29/23	USD	1,025	CHF	899	5	—
JPMorgan Chase Bank, N.A.	9/29/23	USD	144,774	EUR	133,190	182	—
JPMorgan Chase Bank, N.A.	9/29/23	GBP	2,921	EUR	3,416	—	(8)
JPMorgan Chase Bank, N.A.	9/29/23	USD	21,770	GBP	17,133	63	—
24

Global Wellington Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
JPMorgan Chase Bank, N.A.	9/29/23	USD	11,508	JPY	1,663,573	30	—
JPMorgan Chase Bank, N.A.	9/29/23	AUD	3,926	JPY	366,900	15	—
JPMorgan Chase Bank, N.A.	9/29/23	GBP	1,169	JPY	214,694	—	—
Goldman Sachs International	9/29/23	USD	3	SEK	30	—	—
						297	(134)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
SEK—Swedish krona.
USD—U.S. dollar.
At August 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $3,324,000 in connection with open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
25

Global Wellington Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,737,667)	1,951,200
Affiliated Issuers (Cost $51,626)	51,645
Total Investments in Securities	2,002,845
Investment in Vanguard	67
Foreign Currency, at Value (Cost $4,628)	4,621
Receivables for Investment Securities Sold	11,449
Receivables for Accrued Income	11,336
Receivables for Capital Shares Issued	1,264
Unrealized Appreciation—Forward Currency Contracts	297
Total Assets	2,031,879
Liabilities
Due to Custodian	5
Payables for Investment Securities Purchased	22,013
Payables for Capital Shares Redeemed	1,047
Payables to Investment Advisor	943
Payables to Vanguard	259
Variation Margin Payable—Futures Contracts	37
Unrealized Depreciation—Forward Currency Contracts	134
Total Liabilities	24,438
Net Assets	2,007,441
26

Global Wellington Fund
Statement of Assets and Liabilities (continued)
At August 31, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	1,802,062
Total Distributable Earnings (Loss)	205,379
Net Assets	2,007,441

Investor Shares—Net Assets
Applicable to 10,142,403 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	246,866
Net Asset Value Per Share—Investor Shares	$24.34

Admiral Shares—Net Assets
Applicable to 57,857,476 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,760,575
Net Asset Value Per Share—Admiral Shares	$30.43
See accompanying Notes, which are an integral part of the Financial Statements.
27

Global Wellington Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	35,585
Interest[2]	23,587
Securities Lending—Net	12
Total Income	59,184
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,810
Performance Adjustment	747
The Vanguard Group—Note C
Management and Administrative—Investor Shares	655
Management and Administrative—Admiral Shares	2,579
Marketing and Distribution—Investor Shares	17
Marketing and Distribution—Admiral Shares	87
Custodian Fees	53
Auditing Fees	37
Shareholders’ Reports—Investor Shares	19
Shareholders’ Reports—Admiral Shares	31
Trustees’ Fees and Expenses	1
Other Expenses	120
Total Expenses	7,156
Expenses Paid Indirectly	(10)
Net Expenses	7,146
Net Investment Income	52,038
Realized Net Gain (Loss)
Investment Securities Sold[2]	(15,854)
Futures Contracts	2,152
Swap Contracts	(55)
Forward Currency Contracts	(5,439)
Foreign Currencies	936
Realized Net Gain (Loss)	(18,260)
28

Global Wellington Fund
Statement of Operations (continued)
Year Ended August 31, 2023
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	145,804
Futures Contracts	101
Forward Currency Contracts	257
Foreign Currencies	281
Change in Unrealized Appreciation (Depreciation)	146,443
Net Increase (Decrease) in Net Assets Resulting from Operations	180,221
1	Dividends are net of foreign withholding taxes of $2,061,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,825,000, $7,000, less than $1,000, and $7,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Wellington Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	52,038	44,311
Realized Net Gain (Loss)	(18,260)	42,890
Change in Unrealized Appreciation (Depreciation)	146,443	(251,547)
Net Increase (Decrease) in Net Assets Resulting from Operations	180,221	(164,346)
Distributions
Investor Shares	(10,955)	(7,906)
Admiral Shares	(78,051)	(56,296)
Total Distributions	(89,006)	(64,202)
Capital Share Transactions
Investor Shares	9,516	7,961
Admiral Shares	117,762	185,242
Net Increase (Decrease) from Capital Share Transactions	127,278	193,203
Total Increase (Decrease)	218,493	(35,345)
Net Assets
Beginning of Period	1,788,948	1,824,293
End of Period	2,007,441	1,788,948
See accompanying Notes, which are an integral part of the Financial Statements.
30

Global Wellington Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.18	$26.18	$22.29	$21.41	$20.51
Investment Operations
Net Investment Income[1]	.630	.566	.410	.430	.443
Net Realized and Unrealized Gain (Loss) on Investments	1.659	(2.711)	3.871	.874	.920
Total from Investment Operations	2.289	(2.145)	4.281	1.304	1.363
Distributions
Dividends from Net Investment Income	(.560)	(.446)	(.391)	(.389)	(.426)
Distributions from Realized Capital Gains	(.569)	(.409)	—	(.035)	(.037)
Total Distributions	(1.129)	(.855)	(.391)	(.424)	(.463)
Net Asset Value, End of Period	$24.34	$23.18	$26.18	$22.29	$21.41
Total Return[2]	10.18%	-8.43%	19.36%	6.22%	6.80%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$247	$226	$247	$181	$176
Ratio of Total Expenses to Average Net Assets[3]	0.50%[4]	0.45%[4]	0.42%	0.44%	0.46%
Ratio of Net Investment Income to Average Net Assets	2.66%	2.26%	1.68%	2.01%	2.19%
Portfolio Turnover Rate	93%[5]	77%[5]	68%[5]	58%[5]	54%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.04%, (0.01%), (0.03%), (0.01%), and 0.01%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.50% and 0.44%, respectively.
5	Includes 15%, 15%, 20%, and 10%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
31

Global Wellington Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$28.98	$32.74	$27.87	$26.76	$25.65
Investment Operations
Net Investment Income[1]	.827	.750	.554	.564	.583
Net Realized and Unrealized Gain (Loss) on Investments	2.072	(3.398)	4.842	1.104	1.132
Total from Investment Operations	2.899	(2.648)	5.396	1.668	1.715
Distributions
Dividends from Net Investment Income	(.738)	(.601)	(.526)	(.514)	(.559)
Distributions from Realized Capital Gains	(.711)	(.511)	—	(.044)	(.046)
Total Distributions	(1.449)	(1.112)	(.526)	(.558)	(.605)
Net Asset Value, End of Period	$30.43	$28.98	$32.74	$27.87	$26.76
Total Return[2]	10.32%	-8.33%	19.53%	6.38%	6.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,761	$1,563	$1,577	$1,129	$826
Ratio of Total Expenses to Average Net Assets[3]	0.37%[4]	0.32%[4]	0.29%	0.34%	0.36%
Ratio of Net Investment Income to Average Net Assets	2.79%	2.39%	1.81%	2.11%	2.29%
Portfolio Turnover Rate	93%[5]	77%[5]	68%[5]	58%[5]	54%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.04%, (0.01%), (0.03%), (0.01%), and 0.01%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.37% and 0.32%, respectively.
5	Includes 15%, 15%, 20%, and 10%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Wellington Fund
Notes to Financial Statements
Vanguard Global Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also
33

Global Wellington Fund
enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented 3% and 4% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
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Global Wellington Fund
6. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended August 31, 2023, the fund’s average investment in forward currency contracts represented 10% of net assets, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
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Global Wellington Fund
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended August 31, 2023, the fund's average amounts of investments in credit protection sold and credit protection purchased represented 0% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The fund had no open credit default swap contracts at August 31, 2023.
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Global Wellington Fund
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
11. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
37

Global Wellington Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
12. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the Global Wellington Composite Index, comprising the FTSE Developed Index and the Bloomberg Fixed Income Composite Index, for the preceding three years. For the year ended August 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before a net increase of $747,000 (0.04%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of
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Global Wellington Fund
$67,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $10,000 (an annual rate of less than 0.01% of average net assets).
E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	762,219	2,972	—	765,191
Common Stocks—Other	54,794	489,909	—	544,703
U.S. Government and Agency Obligations	—	129,937	—	129,937
Asset-Backed/Commercial Mortgage-Backed Securities	—	21,479	—	21,479
Corporate Bonds	—	398,555	—	398,555
Sovereign Bonds	—	77,574	—	77,574
Taxable Municipal Bonds	—	13,761	—	13,761
Temporary Cash Investments	51,645	—	—	51,645
Total	868,658	1,134,187	—	2,002,845

Derivative Financial Instruments
Assets
Futures Contracts[1]	201	—	—	201
Forward Currency Contracts	—	297	—	297
Total	201	297	—	498
Liabilities
Futures Contracts[1]	412	—	—	412
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Global Wellington Fund
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Derivative Financial Instruments
Forward Currency Contracts	—	134	—	134
Total	412	134	—	546
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.  At August 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	201	—	201
Unrealized Appreciation—Forward Currency Contracts	—	297	297
Total Assets	201	297	498

Unrealized Depreciation—Futures Contracts[1]	412	—	412
Unrealized Depreciation—Forward Currency Contracts	—	134	134
Total Liabilities	412	134	546
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	2,152	—	—	2,152
Swap Contracts	—	—	(55)	(55)
Forward Currency Contracts	—	(5,439)	—	(5,439)
Realized Net Gain (Loss) on Derivatives	2,152	(5,439)	(55)	(3,342)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	101	—	—	101
Forward Currency Contracts	—	257	—	257
Change in Unrealized Appreciation (Depreciation) on Derivatives	101	257	—	358
G.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
40

Global Wellington Fund
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	9,525
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	210,943
Capital Loss Carryforwards	(15,089)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	205,379
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	46,097	45,900
Long-Term Capital Gains	42,909	18,302
Total	89,006	64,202
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,792,001
Gross Unrealized Appreciation	284,988
Gross Unrealized Depreciation	(74,144)
Net Unrealized Appreciation (Depreciation)	210,844
H.  During the year ended August 31, 2023, the fund purchased $865,571,000 of investment securities and sold $762,425,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $903,643,000 and $934,762,000, respectively.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $73,000 and sales were $0; these amounts, other
41

Global Wellington Fund
than temporary cash investments, are included in the purchases and sales of investment securities noted above.
I.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	60,560	2,543	82,726	3,263
Issued in Lieu of Cash Distributions	9,722	418	7,053	279
Redeemed	(60,766)	(2,570)	(81,818)	(3,241)
Net Increase (Decrease)—Investor Shares	9,516	391	7,961	301
Admiral Shares
Issued	365,250	12,306	428,463	13,556
Issued in Lieu of Cash Distributions	68,549	2,361	49,306	1,564
Redeemed	(316,037)	(10,739)	(292,527)	(9,361)
Net Increase (Decrease)—Admiral Shares	117,762	3,928	185,242	5,759
J.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund's use of derivative(s) and the specific risks associated is described under significant accounting policies.
K.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
42

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Global Wellington Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Wellington Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
43

Tax information (unaudited)
For corporate shareholders, 34.8%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $38,528,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $3,081,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $42,909,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates 43.4%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates $99,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
44

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Global Wellington Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
45

”Bloomberg®” and the Bloomberg Fixed Income Composite Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The Global Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Global Wellington Fund or any member of the public regarding the advisability of investing in securities generally or in the Global Wellington Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Fixed Income Composite Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Global Wellington Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Global Wellington Fund into consideration in determining, composing or calculating the Bloomberg Fixed Income Composite Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Wellington Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Global Wellington Fund customers, in connection with the administration, marketing or trading of the Global Wellington Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE GLOBAL WELLINGTON FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE GLOBAL WELLINGTON FUND OR BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q15670 102023

Annual Report  |  August 31, 2023
Vanguard Global Wellesley® Income Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, Vanguard Global Wellesley Income Fund returned 5.20% for Investor Shares and 5.33% for Admiral Shares, slightly exceeding the 5.05% return of the composite benchmark index.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by major central banks fanned fears of recession and weighed on bond prices, the economy proved more resilient than expected.
•	The fund’s stock portfolio outperformed that of the benchmark. By sector, the biggest boost to relative returns was attributable to stock selection in consumer discretionary and financials. By region, both the larger allocation to Europe and the stock selection within Europe bolstered relative performance.
•	In the fixed income portion of the fund, an underweight credit spread duration stance versus the benchmark and an overweight allocation to securitized sectors held back returns. On the other side of the ledger, security selection was positive, particularly in investment-grade industrials, sovereigns, and supranationals. The fund’s shorter duration compared with that of the benchmark and its yield curve positioning also helped.
•	The fund regularly uses derivatives to hedge portfolio risks. Its holdings of forward currency contracts and futures had a negative impact on performance over the period.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

Advisor’s Report
For the 12 months ended August 31, 2023, Vanguard Global Wellesley Income Fund returned 5.20% for Investor Shares and 5.33% for Admiral Shares. The fund outperformed the 5.05% return of its composite benchmark, which is weighted 65% Bloomberg Fixed Income Composite Index—comprising 80% Bloomberg Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Global Aggregate Securitized Index (USD Hedged)—and 35% FTSE Developed High Dividend Yield Index (net of tax).
Investment environment
Global equity markets rose over the period. The Standard & Poor’s 500 Index returned 15.94%, the FTSE Developed High Yield Index (net of tax) returned 12.14%, and the MSCI EAFE Net Index returned 17.92%.
Economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Global central banks coordinated efforts to boost liquidity in the financial system after the collapse of two U.S. regional banks and Credit Suisse rattled financial markets and exposed vulnerabilities in the banking industry.
Increasingly bullish views on Japanese equities propelled the Nikkei Index to a multidecade high, thanks to favorable earnings and valuations, corporate governance improvements, supportive monetary policy, and stronger signs that the country’s economy is gaining momentum. In Germany, a downward revision to first-quarter GDP showed that it is in recession. Saudi Arabia plans to cut oil output by one million barrels a day following a recent announcement of a broader OPEC+ deal to limit supply into 2024.
U.S. fixed income sectors generated mixed total returns for the 12 months. The Bloomberg U.S. Aggregate Bond Index returned –1.19% for the period, driven by underperformance of longer-duration assets and the securitized sector. Global sovereign yields rose as most major central banks maintained hawkish policies to counter persistent inflation. Toward the end of the period, U.S. lawmakers struck a last-minute deal to raise the debt ceiling and avert a default, boosting market sentiment.
Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as credit spreads narrowed. Investment-grade corporate spreads narrowed by 23 basis points (0.23 percentage point) and high-yield corporate spreads tightened by 113 basis points. Securitized sectors underperformed, both on a total- and excess-return basis, amid forced sales of banks’ agency mortgage holdings. Performance rebounded partially as markets absorbed asset sales by the Federal Deposit Insurance Corporation of

2

mortgage-backed securities (MBS). Commercial real estate concerns also weighed on securitized-market performance.
Global fixed income sectors rallied at times on the back of easing inflation pressures and mixed economic data. However, concerns about global growth and corporate profitability persisted, particularly as volatility spiked in the first quarter of 2023 on fears of broader contagion in the banking system. Liquidity programs from the Federal Reserve, coupled with the UBS acquisition of Credit Suisse, helped calm market volatility and concerns about bank liquidity.
Inflation showed signs of peaking but was well above central bank targets, and wages remained elevated. The United Kingdom grappled with the highest inflation among developed markets. The U.S. labor market remained tight and consumer confidence improved. Weaker demand weighed on global manufacturing activity, particularly in the euro zone and China.
Sovereign yields rose over the period amid multiple interest rate hikes from the Fed and major central banks across Europe, while Asian central banks pursued more dovish approaches. By the end of the period, the Fed appeared close to reaching peak policy rates, though it left open the possibility of one additional hike this year. The European Central Bank delivered several consecutive 50-basis-point rate hikes throughout the period and signaled it could pause at the September 2023 meeting.
The Bank of Japan (BOJ) was the notable exception in retaining an accommodative policy, despite rising core inflation and stronger growth; however, it widened its yield curve control range. China’s recovery after it ended its COVID-19 lockdown was tepid as property market concerns remained, and the People’s Bank of China reduced the reserve requirement ratio to loosen interbank funding conditions.
The fund’s successes
The fund’s stock portfolio outperformed the equity portion of the benchmark composite index. Stock selection in consumer discretionary, financials, and communication services drove the outperformance. Sector allocation, a result of our bottom-up stock selection process, contributed to relative returns for the equity portfolio, as did the fund’s underweight to consumer staples and overweight to information technology. Top relative contributors included overweight positions in UBS Group, Industria de Diseno, and BAE Systems.
In the fixed income portfolio, an underweight to local agency bonds and selection in sovereign and supranational bonds contributed to relative outperformance. In investment-grade corporates, the portfolio’s overweight to financial institutions and selection in the industrial sector benefited relative performance, particularly in energy and transportation. The portfolio’s short duration position relative to the benchmark was beneficial as rates rose over the period.
3

The fund’s shortfalls
The fund’s overweight allocations to utilities and communication services detracted from relative performance. Weak stock selection in information technology, materials, and energy also detracted. Top relative detractors included holding an out-of-benchmark position in ENN Energy, not holding benchmark constituent Broadcom, and holding an overweight position in TC Energy.
In the fixed income portfolio, an overweight to securitized sectors such as commercial mortgage-backed securities (CMBS) and MBS detracted from relative performance. Additionally, an underweight to industrial issuers and selection in investment-grade financials hurt relative performance. The portfolio’s underweight in credit spread duration also detracted.
The fund’s positioning
In the equity portfolio, the overall profile of our holdings has not changed materially over the 12 months. Most of our investment decisions continued to be the result of bottom-up considerations at the individual stock level. Elevated price volatility in the last year created several opportunities to improve risk/return dynamics at the individual stock level, helping us buy oversold quality companies and sell some fully valued holdings such as Progressive. We also eliminated our holdings in Vinci, Comcast, and FMC. We purchased shares in Engie, Equinor, Coterra Energy, and FinecoBank.
At the end of the period, the equity portfolio’s largest sector overweights were to utilities, health care, and information technology, where we have been able to find attractively valued companies that present good absolute upside and reasonable downside protection through an economic cycle. The largest sector underweights were to consumer staples, materials, and industrials. Regionally, the equity portfolio’s largest allocations, in absolute terms, were to North America and Europe. The fund’s largest overweight position was in Europe. This positioning is largely a function of bottom-up analysis and the listed domicile of global companies.
We think a wide range of macro-outcomes is still possible. Inflation remains stubbornly high, Europe and China remain weaker than expected, and we are seeing signs of consumer strain ahead of a resumption in student loan payments. These reasons lead us to remain disciplined and prudent, ensuring that we are comfortable with the stocks we hold in the portfolio and their dividend-paying capabilities through a wide range of economic outcomes.
In the fixed income portfolio, we maintain a modestly defensive stance. Market volatility is elevated, driven by persistent inflation pressures, restrictive monetary policy, banking system stresses, and geopolitical risks. While we are beginning to see signs of slowing economic growth, the Fed and other major central banks remain committed to fighting inflation and potentially tightening policy further. This hawkish stance has kept yield curves
4

deeply inverted and pushed the recession narrative to the market’s forefront.
Higher interest rates for the rest of 2023 and into 2024 amid rising growth concerns are likely to provide support for fixed income assets and greater downside protection. We are long U.S. duration versus European duration because we believe strength in the European cycle should support compression of rate structures. Additionally, we maintain an underweight to Japanese duration given underlying strength in growth and inflation that supports further retrenchment by the BOJ from its currently dovish policy stance.
The portfolio maintains an overweight to U.S. government securities and, to a lesser extent, agency MBS. This liquidity buffer should provide downside protection for shareholders if the economic cycle or the equity portfolio takes an unfavorable turn. The portfolio also maintains small allocations to high-quality securitized sectors, such as traditional asset-backed securities and CMBS, and very modest exposure to nonagency residential mortgages.
Given our concerns about the economic cycle coupled with tight credit valuations, we have positioned the portfolio to have a higher-quality bias and reduced exposure to more cyclical issuers. We have been cautious about companies that are directly exposed to commodity cost inflation. From a sector perspective, we maintain an overweight to utilities and some insurance sectors where we see valuations as attractive. In terms of noncorporate credit, we remain positive on taxable municipals because we think this sector still provides diversification and a broad selection of high-quality issuers that have benefited from fiscal support. On a credit-rating basis, we have modestly reduced our exposure to BBB-rated issuers and remain focused on companies with defensive operating profiles and balance sheets that will be able to weather a more difficult environment in 2023.
Loren L. Moran, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager
Andre J. Desautels, CFA,
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company llp
September 13, 2023
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Global Wellesley Income Fund
Investor Shares	$1,000.00	$1,021.20	$2.19
Admiral™ Shares	1,000.00	1,022.20	1.53
Based on Hypothetical 5% Yearly Return
Global Wellesley Income Fund
Investor Shares	$1,000.00	$1,023.04	$2.19
Admiral Shares	1,000.00	1,023.69	1.53
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Global Wellesley Income Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 2, 2017, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Since Inception (11/2/2017)	Final Value of a $10,000 Investment
Global Wellesley Income Fund Investor Shares	5.20%	3.03%	2.75%	$11,714
Global Wellesley Income Composite Index	5.05	3.11	2.77	11,723
Bloomberg Global Aggregate Bond Index	-0.09	-1.21	-1.07	9,393
FTSE Developed Net Tax Index	15.98	8.52	8.70	16,264
Global Wellesley Income Composite Index: Weighted 65% Bloomberg Fixed Income Composite Index (composed of 80% Bloomberg Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Global Aggregate Securitized Index (USD Hedged)), and 35% FTSE Developed High Dividend Yield Index (net of tax).
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
8

Global Wellesley Income Fund
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Since Inception (11/2/2017)	Final Value of a $50,000 Investment
Global Wellesley Income Fund Admiral Shares	5.33%	3.16%	2.87%	$58,965
Global Wellesley Income Composite Index	5.05	3.11	2.77	58,617
Bloomberg Global Aggregate Bond Index	-0.09	-1.21	-1.07	46,967
FTSE Developed Net Tax Index	15.98	8.52	8.70	81,321
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
9

Global Wellesley Income Fund
Fund Allocation
As of August 31, 2023

United States	53.7%
France	9.2
United Kingdom	7.2
Japan	4.4
Supranational	3.8
Canada	3.6
Switzerland	3.1
Norway	2.0
Italy	1.8
Spain	1.6
Australia	1.3
Germany	1.2
Hong Kong	1.2
Netherlands	1.1
Denmark	1.0
Other	3.8
The table reflects the fund’s investments, except for short-term investments and derivatives.
10

Global Wellesley Income Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (37.2%)
Australia (0.6%)
	Rio Tinto plc	54,137	3,334
Canada (2.0%)
	Bank of Nova Scotia	95,069	4,511
	Royal Bank of Canada	39,267	3,538
	Enbridge Inc.	81,778	2,871
			10,920
China (0.4%)
	ENN Energy Holdings Ltd.	253,100	1,986
France (3.8%)
	TotalEnergies SE	111,958	7,023
	AXA SA	169,517	5,093
	Engie SA	266,109	4,285
	Bureau Veritas SA	157,862	4,229
			20,630
Hong Kong (1.2%)
	AIA Group Ltd.	459,400	4,157
*	Sands China Ltd.	649,200	2,196
			6,353
Italy (0.8%)
	FinecoBank Banca Fineco SpA	313,532	4,285
Japan (2.7%)
	Mitsubishi UFJ Financial Group Inc.	506,400	4,040
	Isuzu Motors Ltd.	281,300	3,601
	Tokio Marine Holdings Inc.	153,700	3,392
	KDDI Corp.	111,100	3,303
			14,336
Netherlands (0.5%)
	Koninklijke KPN NV	742,927	2,600
Norway (1.5%)
	Equinor ASA	138,426	4,251
	DNB Bank ASA	193,065	3,816
			8,067
Spain (0.6%)
	Industria de Diseno Textil SA	84,280	3,229
11

Global Wellesley Income Fund
				Shares	Market Value• ($000)
Switzerland (2.0%)
	Novartis AG (Registered)			52,894	5,324
	UBS Group AG (Registered)			194,334	5,147
					10,471
Taiwan (0.6%)
	Taiwan Semiconductor Manufacturing Co. Ltd.			185,000	3,179
United Kingdom (4.5%)
	AstraZeneca plc			38,907	5,226
	BAE Systems plc			393,258	5,005
	National Grid plc			311,119	3,884
	HSBC Holdings plc			524,261	3,868
	Unilever plc			68,337	3,490
	WPP plc			274,226	2,658
					24,131
United States (16.0%)
	Philip Morris International Inc.			59,682	5,733
	Merck & Co. Inc.			52,228	5,692
	Cisco Systems Inc.			88,556	5,079
	Pfizer Inc.			139,720	4,943
	Johnson & Johnson			29,424	4,757
	Home Depot Inc.			13,200	4,360
	Elevance Health Inc.			9,417	4,162
	Coterra Energy Inc.			146,504	4,130
	Ares Management Corp. Class A			39,813	4,118
	Exelon Corp.			98,995	3,972
	Duke Energy Corp.			43,254	3,841
	Lockheed Martin Corp.			8,109	3,636
	Texas Instruments Inc.			21,098	3,546
	Johnson Controls International plc			59,560	3,518
	Crown Castle Inc.			34,783	3,496
	Microsoft Corp.			9,893	3,242
	Bank of America Corp.			104,928	3,008
	TJX Cos. Inc.			32,373	2,994
	QUALCOMM Inc.			25,940	2,971
	Kenvue Inc.			128,900	2,971
	Edison International			40,699	2,802
	Kellogg Co.			40,683	2,482
					85,453
Total Common Stocks (Cost $165,610)					198,974
		Coupon	Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (10.0%)
[1,2]	Fannie Mae REMICS	2.000%	9/25/40	23	22
[1,2]	Fannie Mae REMICS	2.500%	5/25/45	239	214
[1,2]	Fannie Mae REMICS	3.000%	2/25/49	58	55
[1,2]	Fannie Mae REMICS	3.500%	6/25/44	87	83
[1,2]	Freddie Mac REMICS	1.750%	9/15/42	591	539
[1,2]	Freddie Mac REMICS	2.000%	7/25/50	655	562
[1,2]	Freddie Mac REMICS	3.500%	11/15/40	1	1
[1,2]	Freddie Mac REMICS	4.000%	12/15/39–9/15/41	926	886
12

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Ginnie Mae II Pool	2.000%	1/20/51–11/20/51	745	613
[1]	Ginnie Mae II Pool	2.500%	3/20/51–12/20/52	1,177	1,001
[1]	Ginnie Mae II Pool	3.000%	11/20/49–3/20/52	1,137	1,001
[1]	Ginnie Mae II Pool	3.500%	1/20/52–7/20/52	1,573	1,428
[1]	Ginnie Mae II Pool	4.000%	8/20/52	835	777
[1]	Ginnie Mae II Pool	5.000%	9/20/52	634	618
[1]	Ginnie Mae REMICS	2.750%	9/20/44	70	66
[1,2]	UMBS Pool	2.000%	4/01/36–5/01/51	4,371	3,618
[1,2]	UMBS Pool	2.500%	8/01/51–11/01/51	648	549
[1,2]	UMBS Pool	3.000%	10/1/51	1,244	1,082
[1,2]	UMBS Pool	3.500%	7/1/51	1,191	1,077
[1,2]	UMBS Pool	4.000%	8/01/52–10/01/52	1,074	993
[1,2]	UMBS Pool	4.500%	9/01/37–9/01/52	4,929	4,771
[1,2,3]	UMBS Pool	5.000%	10/01/52–9/25/53	7,030	6,819
[1,2]	UMBS Pool	5.500%	1/1/53	337	333
	United States Treasury Note/Bond	1.125%	10/31/26	145	131
	United States Treasury Note/Bond	1.250%	11/30/26	114	103
	United States Treasury Note/Bond	1.750%	8/15/41	670	450
	United States Treasury Note/Bond	2.000%	11/15/41	1,024	716
	United States Treasury Note/Bond	2.375%	2/15/42	1,230	915
	United States Treasury Note/Bond	2.625%	5/31/27	10	9
	United States Treasury Note/Bond	3.250%	5/15/42	170	145
	United States Treasury Note/Bond	3.375%	5/15/33–8/15/42	2,094	1,956
	United States Treasury Note/Bond	3.625%	5/15/26–5/15/53	4,623	4,247
	United States Treasury Note/Bond	3.875%	8/15/33–5/15/43	3,244	3,060
	United States Treasury Note/Bond	4.000%	2/15/26–11/15/52	2,223	2,152
	United States Treasury Note/Bond	4.125%	8/15/53	1,021	1,007
[4]	United States Treasury Note/Bond	4.250%	9/30/24–5/31/25	6,428	6,350
	United States Treasury Note/Bond	4.375%	8/15/26–8/15/43	4,025	4,010
	United States Treasury Note/Bond	4.500%	7/15/26	340	339
	United States Treasury Note/Bond	4.625%	3/15/26	624	623
Total U.S. Government and Agency Obligations (Cost $55,617)					53,321
Asset-Backed/Commercial Mortgage-Backed Securities (2.2%)
Bermuda (0.0%)
[1,5]	Start II Ltd. Series 2019-1	4.089%	3/15/44	114	101
United States (2.2%)
[1,5]	Aligned Data Centers Issuer LLC Series 2021-1A	1.937%	8/15/46	740	653
[1,5,6]	BX Trust Series 2021-ARIA, TSFR1M + 1.411%	6.721%	10/15/36	770	743
[1,5]	Castlelake Aircraft Structured Trust Series 2019-1A	3.967%	4/15/39	148	131
[1,5]	CF Hippolyta Issuer LLC Series 2020-1	1.690%	7/15/60	169	153
[1,5]	CF Hippolyta Issuer LLC Series 2021-1A	1.530%	3/15/61	547	480
[1,5]	CF Hippolyta Issuer LLC Series 2022-1A	5.970%	8/15/62	244	239
[1,5,6]	Connecticut Avenue Securities Trust Series 2021-R01, SOFR30A + 1.550%	6.838%	10/25/41	145	143
[1,2]	Fannie Mae-Aces Series 2021-M2S	2.386%	10/25/36	364	280
[1,2]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K142	2.400%	3/25/32	820	684
[1,2]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K156	4.430%	2/25/33	710	690
[1,2,5,6]	Freddie Mac STACR REMICS Trust Series 2020-DNA5, SOFR30A + 2.800%	8.088%	10/25/50	169	171
[1,5]	Home Partners of America Trust Series 2021-2	2.302%	12/17/26	683	600
[1,5]	Kubota Credit Owner Trust Series 2023-2A	5.280%	1/18/28	685	684
13

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,5]	Navient Private Education Refi Loan Trust Series 2023-A	5.510%	10/15/71	867	863
[1,5]	New Economy Assets Phase 1 Sponsor LLC Series 2021-1	1.910%	10/20/61	975	842
[1,5]	New Economy Assets Phase 1 Sponsor LLC Series 2021-1	2.410%	10/20/61	245	205
[1]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	150	143
[1,5,6]	SREIT Trust Series 2021-MFP, TSFR1M + 1.194%	6.505%	11/15/38	875	856
[1,5]	Stack Infrastructure Issuer LLC Series 2023-2A	5.900%	7/25/48	1,520	1,481
[1,5]	Towd Point Mortgage Trust Series 2018-1	3.000%	1/25/58	64	61
[1,5]	Wheels Fleet Lease Funding LLC Series 2023-1A	5.800%	4/18/38	1,425	1,419
					11,521
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $12,122)					11,622
Corporate Bonds (39.8%)
Belgium (0.4%)
[1,7]	Anheuser-Busch InBev SA/NV	1.650%	3/28/31	355	334
[1,7]	Anheuser-Busch InBev SA/NV	2.750%	3/17/36	725	693
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	949	845
[5]	KBC Group NV	5.796%	1/19/29	200	198
					2,070
Bermuda (0.2%)
[5]	Bacardi Ltd.	5.250%	1/15/29	270	266
[5]	Bacardi Ltd.	5.900%	6/15/43	821	809
					1,075
Canada (0.6%)
[8]	Bank of Montreal	2.850%	3/6/24	1,890	1,379
[8]	Emera Inc.	4.838%	5/2/30	1,560	1,112
	Fortis Inc.	3.055%	10/4/26	625	580
					3,071
Denmark (0.9%)
[1,7]	Danfoss Finance II BV	4.125%	12/2/29	1,330	1,446
[7]	Danske Bank A/S	0.500%	8/27/25	610	636
[5]	Danske Bank A/S	6.466%	1/9/26	1,550	1,552
[5]	Danske Bank A/S	1.621%	9/11/26	875	796
[1,9]	Danske Bank A/S	2.250%	1/14/28	560	611
					5,041
France (5.2%)
[1,7]	Banque Federative du Credit Mutuel SA	4.375%	5/2/30	500	539
[7]	Banque Federative du Credit Mutuel SA	3.875%	6/16/32	1,500	1,535
[1,7]	BNP Paribas Home Loan SFH SA	3.000%	5/25/28	1,400	1,497
[5]	BNP Paribas SA	2.819%	11/19/25	360	345
[5]	BNP Paribas SA	2.219%	6/9/26	770	718
[1,7]	BNP Paribas SA	0.125%	9/4/26	400	389
[5]	BNP Paribas SA	2.591%	1/20/28	1,145	1,029
[5]	BNP Paribas SA	5.335%	6/12/29	1,490	1,468
[1,7]	BNP Paribas SA	1.125%	1/15/32	400	374
[1,9]	BNP Paribas SA	5.750%	6/13/32	600	724
[1,7]	BPCE SA	0.500%	9/15/27	1,900	1,831
[5]	BPCE SA	3.250%	1/11/28	500	453
[5]	BPCE SA	2.277%	1/20/32	760	587
14

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,7]	BPCE SA	1.750%	2/2/34	900	806
[7]	BPCE SFH SA	3.000%	10/17/29	1,300	1,387
[7]	Cie de Financement Foncier SA	0.010%	7/15/26	800	786
[1,7]	Cie de Financement Foncier SA	0.875%	9/11/28	1,200	1,155
[7]	Credit Agricole SA	1.875%	4/22/27	1,700	1,730
[9]	Credit Agricole SA	5.750%	11/29/27	900	1,115
[5]	Credit Agricole SA	5.514%	7/5/33	650	647
[1,7]	Credit Agricole SA	3.875%	11/28/34	200	211
[5]	Danone SA	2.947%	11/2/26	285	266
[1,7]	Engie SA	0.375%	6/11/27	1,300	1,247
[1,7]	Engie SA	4.000%	1/11/35	1,700	1,821
[1,7]	Engie SA	2.000%	9/28/37	700	581
[1,7]	Orange SA	1.000%	5/12/25	1,200	1,243
[1,7]	RCI Banque SA	1.375%	3/8/24	575	615
[1,9]	Societe Generale SA	1.250%	12/7/27	1,200	1,233
[7]	Societe Generale SFH SA	0.750%	1/29/27	800	793
[1,7]	Suez SACA	2.875%	5/24/34	600	571
					27,696
Germany (0.7%)
[5]	Bayer US Finance LLC	3.375%	10/8/24	765	744
[5]	Bayer US Finance II LLC	4.250%	12/15/25	660	639
[5]	Daimler Truck Finance North America LLC	5.150%	1/16/26	310	308
[5]	Daimler Truck Finance North America LLC	5.125%	1/19/28	150	148
[1,9]	E.ON International Finance BV	6.250%	6/3/30	155	201
[1,9]	E.ON International Finance BV	6.375%	6/7/32	855	1,122
[7]	Wintershall Dea Finance BV	1.823%	9/25/31	1,000	858
					4,020
Ireland (0.0%)
[5]	Avolon Holdings Funding Ltd.	2.125%	2/21/26	178	160
Italy (1.0%)
[7]	Autostrade per l'Italia SpA	2.000%	12/4/28	3,475	3,301
[7]	Autostrade per l'Italia SpA	2.000%	1/15/30	420	384
[7]	Intesa Sanpaolo SpA	1.125%	6/16/27	1,000	992
[7]	Intesa Sanpaolo SpA	1.125%	10/4/27	680	670
					5,347
Japan (0.1%)
[5]	NTT Finance Corp.	1.162%	4/3/26	700	631
Luxembourg (0.2%)
[5]	JAB Holdings BV	2.200%	11/23/30	260	204
[5]	JAB Holdings BV	3.750%	5/28/51	500	327
[5]	JAB Holdings BV	4.500%	4/8/52	445	332
					863
Netherlands (0.6%)
[1,9]	Cooperatieve Rabobank UA	4.625%	5/23/29	100	114
[1,7]	Cooperatieve Rabobank UA	0.010%	7/2/30	1,100	963
[7]	ING Groep NV	0.250%	2/18/29	600	539
[7]	ING Groep NV	0.250%	2/1/30	600	521
[1,7]	Koninklijke KPN NV	0.875%	11/15/33	500	410
	Shell International Finance BV	4.000%	5/10/46	275	226
	Shell International Finance BV	3.000%	11/26/51	340	228
					3,001
Norway (0.4%)
[1,7]	Aker BP ASA	1.125%	5/12/29	750	682
15

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Aker BP ASA	4.000%	1/15/31	725	639
[5]	Var Energi ASA	8.000%	11/15/32	900	961
					2,282
Portugal (0.2%)
[1,7]	EDP Finance BV	1.875%	9/21/29	1,100	1,072
Saudi Arabia (0.5%)
[5]	EIG Pearl Holdings Sarl	3.545%	8/31/36	1,565	1,301
[5]	Greensaif Pipelines Bidco Sarl	6.129%	2/23/38	675	677
[5]	Greensaif Pipelines Bidco Sarl	6.510%	2/23/42	510	515
					2,493
South Africa (0.2%)
[1,7]	Anglo American Capital plc	4.750%	9/21/32	1,250	1,337
Spain (0.8%)
[1,7]	Banco de Sabadell SA	3.500%	8/28/26	2,100	2,269
[1,7]	CaixaBank SA	5.375%	11/14/30	1,200	1,340
	Telefonica Emisiones SA	4.665%	3/6/38	845	699
					4,308
Switzerland (1.1%)
[5]	Alcon Finance Corp.	3.000%	9/23/29	2,965	2,601
	Credit Suisse AG	7.500%	2/15/28	1,816	1,942
[7]	Sika Capital BV	1.500%	4/29/31	955	879
[1,7]	UBS Group AG	1.250%	7/17/25	600	632
					6,054
United Arab Emirates (0.6%)
[5]	DAE Funding LLC	1.550%	8/1/24	1,125	1,074
[5]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	2,324	1,956
					3,030
United Kingdom (2.4%)
[5]	Ashtead Capital Inc.	2.450%	8/12/31	1,212	948
[5]	Ashtead Capital Inc.	5.500%	8/11/32	300	286
[5]	Ashtead Capital Inc.	5.550%	5/30/33	205	196
[5]	Ashtead Capital Inc.	5.950%	10/15/33	325	319
	AstraZeneca plc	4.000%	1/17/29	720	690
[1,7]	Barclays plc	5.262%	1/29/34	355	385
	BAT Capital Corp.	6.343%	8/2/30	615	619
[1,8]	BP Capital Markets plc	3.470%	5/15/25	1,325	949
[7]	BP Capital Markets plc	1.104%	11/15/34	525	415
[1,7]	Diageo Finance plc	2.500%	3/27/32	885	887
[1,9]	Heathrow Funding Ltd.	2.750%	10/13/29	790	832
	HSBC Holdings plc	7.390%	11/3/28	454	477
[1,9]	National Grid Electricity Transmission plc	2.000%	9/16/38	635	491
[1,9]	National Grid Electricity Transmission plc	2.000%	4/17/40	480	358
[1,7]	National Grid plc	0.163%	1/20/28	925	852
[1,7]	NatWest Group plc	1.750%	3/2/26	970	1,008
	Santander UK Group Holdings plc	1.089%	3/15/25	1,725	1,672
[1,9]	Scottish Hydro Electric Transmission plc	2.250%	9/27/35	535	475
[1,7]	SSE plc	1.750%	4/16/30	490	465
[5]	Standard Chartered plc	0.991%	1/12/25	530	519
					12,843
United States (23.7%)
	AbbVie Inc.	4.050%	11/21/39	667	572
	Activision Blizzard Inc.	4.500%	6/15/47	581	534
16

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Alabama Power Co.	4.300%	7/15/48	275	226
	Allstate Corp.	5.250%	3/30/33	270	264
	American Express Co.	5.043%	5/1/34	2,808	2,698
	American International Group Inc.	3.400%	6/30/30	1,949	1,717
[5]	American Transmission Systems Inc.	2.650%	1/15/32	605	496
	Arizona Public Service Co.	4.350%	11/15/45	520	414
	AT&T Inc.	4.750%	5/15/46	995	827
	AT&T Inc.	3.500%	9/15/53	577	380
[5]	Athene Global Funding	1.450%	1/8/26	1,481	1,321
[5]	Athene Global Funding	2.500%	3/24/28	1,475	1,260
[1]	Bank of America Corp.	3.593%	7/21/28	1,090	1,014
	Bank of America Corp.	5.202%	4/25/29	1,050	1,034
	Bank of America Corp.	2.687%	4/22/32	745	609
[1,7]	Bank of America Corp.	1.102%	5/24/32	850	735
	Bank of America Corp.	3.311%	4/22/42	625	468
[1]	Bank of New York Mellon Corp.	4.967%	4/26/34	1,402	1,346
[7]	Becton Dickinson Euro Finance Sarl	0.334%	8/13/28	875	806
[1]	Bon Secours Mercy Health Inc.	3.555%	8/1/27	535	494
[1]	Bon Secours Mercy Health Inc.	2.095%	6/1/31	275	219
[7]	Booking Holdings Inc.	4.500%	11/15/31	1,085	1,213
[7]	Booking Holdings Inc.	4.125%	5/12/33	985	1,068
[5]	Boston Gas Co.	3.001%	8/1/29	105	90
	BP Capital Markets America Inc.	3.001%	3/17/52	1,115	732
[5]	Broadcom Inc.	3.469%	4/15/34	1,587	1,296
[5]	Brooklyn Union Gas Co.	4.273%	3/15/48	760	560
	Capital One Financial Corp.	6.312%	6/8/29	1,369	1,368
	Capital One Financial Corp.	6.377%	6/8/34	2,046	2,021
	Celanese US Holdings LLC	6.350%	11/15/28	665	667
	CenterPoint Energy Resources Corp.	5.250%	3/1/28	1,120	1,118
	Charles Schwab Corp.	6.136%	8/24/34	1,430	1,455
	Charter Communications Operating LLC	2.250%	1/15/29	65	54
	Charter Communications Operating LLC	5.050%	3/30/29	435	414
	Charter Communications Operating LLC	6.384%	10/23/35	305	296
	Charter Communications Operating LLC	3.700%	4/1/51	40	25
	Cheniere Energy Partners LP	4.500%	10/1/29	1,545	1,426
	Cheniere Energy Partners LP	4.000%	3/1/31	1,856	1,637
	Cigna Group	4.375%	10/15/28	435	419
	Cigna Group	2.400%	3/15/30	220	185
	Cleco Corporate Holdings LLC	3.375%	9/15/29	270	229
[5]	Columbia Pipelines Operating Co. LLC	5.927%	8/15/30	225	227
[5]	Columbia Pipelines Operating Co. LLC	6.497%	8/15/43	402	408
	Comcast Corp.	3.950%	10/15/25	255	248
	Comcast Corp.	3.250%	11/1/39	355	273
	Comcast Corp.	4.000%	3/1/48	20	16
	Comcast Corp.	2.887%	11/1/51	961	614
	Comcast Corp.	4.049%	11/1/52	6	5
	Comcast Corp.	2.650%	8/15/62	130	74
	Comcast Corp.	2.987%	11/1/63	4	2
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	100	82
	Corebridge Financial Inc.	4.350%	4/5/42	1,178	933
[5]	Corebridge Global Funding	5.750%	7/2/26	665	661
[5]	Cox Communications Inc.	3.500%	8/15/27	1,255	1,163
	CVS Health Corp.	2.875%	6/1/26	1,000	936
	CVS Health Corp.	4.300%	3/25/28	96	92
	Dignity Health	3.812%	11/1/24	659	643
17

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Discover Financial Services	4.100%	2/9/27	1,773	1,644
	Discovery Communications LLC	3.625%	5/15/30	565	496
	Discovery Communications LLC	4.000%	9/15/55	401	261
[1]	Dominion Energy Inc.	3.375%	4/1/30	92	81
	Dominion Energy Inc.	5.375%	11/15/32	1,008	992
[1]	Dominion Energy Inc.	4.900%	8/1/41	583	513
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	156	170
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	129	130
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	250	242
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	280	247
	Duke Energy Corp.	2.550%	6/15/31	530	433
	Duke Energy Progress LLC	3.400%	4/1/32	185	162
	Duke Energy Progress LLC	4.200%	8/15/45	350	283
[1]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	625	513
	Eaton Corp.	4.150%	3/15/33	380	358
	Eaton Corp.	4.700%	8/23/52	80	74
	Energy Transfer LP	4.900%	3/15/35	975	890
[5]	Equitable Financial Life Global Funding	1.400%	7/7/25	100	92
[5]	Equitable Financial Life Global Funding	1.300%	7/12/26	600	526
[5]	Equitable Financial Life Global Funding	1.400%	8/27/27	565	481
[5]	ERAC USA Finance LLC	3.300%	12/1/26	235	219
[5]	ERAC USA Finance LLC	4.900%	5/1/33	1,025	1,000
[5]	ERAC USA Finance LLC	4.500%	2/15/45	295	250
[5]	ERAC USA Finance LLC	5.400%	5/1/53	383	374
	Estee Lauder Cos. Inc.	5.150%	5/15/53	691	670
[1]	Evergy Metro Inc.	2.250%	6/1/30	180	149
	Eversource Energy	5.450%	3/1/28	440	442
	Eversource Energy	5.125%	5/15/33	655	634
	Extra Space Storage LP	5.500%	7/1/30	1,059	1,050
	Exxon Mobil Corp.	2.275%	8/16/26	865	806
	Florida Power & Light Co.	5.050%	4/1/28	125	126
[7]	General Mills Inc.	3.907%	4/13/29	765	829
[5]	Genting New York LLC	3.300%	2/15/26	1,002	896
	Georgia Power Co.	4.700%	5/15/32	1,510	1,439
	Georgia Power Co.	4.300%	3/15/42	500	418
[1]	Georgia Power Co.	3.700%	1/30/50	35	26
	Georgia Power Co.	5.125%	5/15/52	700	650
	Goldman Sachs Group Inc.	5.700%	11/1/24	1,502	1,499
[1]	Goldman Sachs Group Inc.	3.272%	9/29/25	705	684
	Goldman Sachs Group Inc.	1.431%	3/9/27	1,310	1,174
[1]	Goldman Sachs Group Inc.	3.814%	4/23/29	235	217
[1]	Goldman Sachs Group Inc.	4.223%	5/1/29	285	268
	Goldman Sachs Group Inc.	2.650%	10/21/32	1,055	847
[5]	Gray Oak Pipeline LLC	2.600%	10/15/25	291	269
[5]	Gray Oak Pipeline LLC	3.450%	10/15/27	45	40
	HEICO Corp.	5.250%	8/1/28	185	183
	HEICO Corp.	5.350%	8/1/33	1,740	1,724
	Hess Corp.	4.300%	4/1/27	810	779
	Hess Corp.	7.300%	8/15/31	590	643
	Home Depot Inc.	3.300%	4/15/40	1,179	931
	Honeywell International Inc.	4.250%	1/15/29	295	287
[7]	Honeywell International Inc.	3.750%	5/17/32	510	541
[7]	Honeywell International Inc.	4.125%	11/2/34	860	928
	Intercontinental Exchange Inc.	4.350%	6/15/29	3,172	3,040
[5]	ITC Holdings Corp.	4.950%	9/22/27	295	290
18

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	0.563%	2/16/25	1,735	1,691
	JPMorgan Chase & Co.	4.912%	7/25/33	1,726	1,658
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	500	396
[1]	Kaiser Foundation Hospitals	2.810%	6/1/41	710	504
	Kaiser Foundation Hospitals	4.875%	4/1/42	235	221
[5]	Kenvue Inc.	5.050%	3/22/53	617	604
[5]	KeySpan Gas East Corp.	2.742%	8/15/26	500	458
	Kroger Co.	4.450%	2/1/47	220	183
[5]	Liberty Mutual Group Inc.	4.569%	2/1/29	2,961	2,857
[5]	LKQ Corp.	5.750%	6/15/28	275	273
	Manufacturers & Traders Trust Co.	4.700%	1/27/28	539	503
	Marathon Oil Corp.	6.600%	10/1/37	820	825
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	705	682
[5]	Massachusetts Mutual Life Insurance Co.	3.375%	4/15/50	140	97
[1,7]	McDonald's Corp.	4.250%	3/7/35	810	891
	Merck & Co. Inc.	5.000%	5/17/53	656	640
	MetLife Inc.	5.375%	7/15/33	1,585	1,577
[5]	Metropolitan Edison Co.	5.200%	4/1/28	40	40
	Microchip Technology Inc.	0.972%	2/15/24	1,080	1,055
	Microsoft Corp.	2.921%	3/17/52	650	461
[1,7]	Mondelez International Holdings Netherlands BV	0.625%	9/9/32	155	129
[7]	Mondelez International Inc.	0.250%	3/17/28	605	566
[1]	Morgan Stanley	0.864%	10/21/25	1,230	1,157
[1]	Morgan Stanley	3.125%	7/27/26	2,100	1,966
[1]	Morgan Stanley	3.772%	1/24/29	175	162
[7]	Morgan Stanley	0.497%	2/7/31	675	574
[1]	Morgan Stanley	2.511%	10/20/32	2,170	1,729
[1]	Morgan Stanley	5.250%	4/21/34	981	952
	Nasdaq Inc.	5.550%	2/15/34	385	384
	Nasdaq Inc.	5.950%	8/15/53	105	104
	Nasdaq Inc.	6.100%	6/28/63	95	94
	NextEra Energy Capital Holdings Inc.	6.051%	3/1/25	115	115
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	375	376
	NiSource Inc.	5.250%	3/30/28	255	254
	NNN REIT Inc.	3.900%	6/15/24	400	393
[5]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	280	211
[5]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	12	8
	Occidental Petroleum Corp.	6.200%	3/15/40	1,817	1,792
[5]	Oglethorpe Power Corp.	6.191%	1/1/31	285	294
	Oglethorpe Power Corp.	4.550%	6/1/44	20	16
	Oglethorpe Power Corp.	4.250%	4/1/46	81	60
	ONEOK Inc.	5.650%	11/1/28	410	411
	Oracle Corp.	3.650%	3/25/41	1,350	1,018
	Oracle Corp.	4.500%	7/8/44	480	393
	Pacific Gas & Electric Co.	4.550%	7/1/30	923	829
	Pacific Gas & Electric Co.	4.500%	7/1/40	1,724	1,330
	Pacific Gas & Electric Co.	6.750%	1/15/53	473	460
	Pacific Gas & Electric Co.	6.700%	4/1/53	240	233
[5]	Pennsylvania Electric Co.	5.150%	3/30/26	35	34
[5]	Pennsylvania Electric Co.	3.600%	6/1/29	124	113
[5]	Penske Truck Leasing Co. LP	3.950%	3/10/25	740	716
[5]	Penske Truck Leasing Co. LP	4.000%	7/15/25	140	135
[5]	Penske Truck Leasing Co. LP	5.700%	2/1/28	205	203
[5]	Penske Truck Leasing Co. LP	5.550%	5/1/28	815	799
[5]	Penske Truck Leasing Co. LP	6.200%	6/15/30	890	893
19

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pfizer Investment Enterprises Pte. Ltd.	5.110%	5/19/43	1,196	1,164
	Philip Morris International Inc.	5.125%	11/17/27	420	419
	Piedmont Natural Gas Co. Inc.	5.050%	5/15/52	360	317
	Progressive Corp.	3.950%	3/26/50	648	518
[1]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	245	182
[1]	Prudential Financial Inc.	3.700%	3/13/51	830	619
	Public Storage Operating Co.	5.125%	1/15/29	195	195
	Public Storage Operating Co.	5.100%	8/1/33	285	283
	Public Storage Operating Co.	5.350%	8/1/53	80	78
	QUALCOMM Inc.	4.250%	5/20/32	600	576
	QUALCOMM Inc.	4.500%	5/20/52	160	139
	Realty Income Corp.	2.200%	6/15/28	185	161
	Realty Income Corp.	3.100%	12/15/29	550	486
[7]	Realty Income Corp.	4.875%	7/6/30	1,750	1,901
	Realty Income Corp.	2.850%	12/15/32	80	65
	Realty Income Corp.	4.900%	7/15/33	607	576
	RTX Corp.	3.950%	8/16/25	310	301
	RTX Corp.	4.450%	11/16/38	550	487
[1]	San Diego Gas & Electric Co.	4.100%	6/15/49	174	138
[5]	SBA Tower Trust	1.884%	1/15/26	110	100
[5]	SBA Tower Trust	1.631%	11/15/26	615	532
[1]	SCE Recovery Funding LLC	0.861%	11/15/31	205	171
[1]	SCE Recovery Funding LLC	1.942%	5/15/38	105	74
[1]	SCE Recovery Funding LLC	2.510%	11/15/43	60	39
	Sierra Pacific Power Co.	2.600%	5/1/26	180	168
[1]	Southern California Edison Co.	3.700%	8/1/25	30	29
[1]	Southern California Edison Co.	2.950%	2/1/51	515	327
	Southern California Edison Co.	5.875%	12/1/53	359	357
[1]	SSM Health Care Corp.	3.823%	6/1/27	380	361
[5]	Texas Electric Market Stabilization Funding N LLC	4.265%	8/1/34	823	778
	T-Mobile USA Inc.	2.700%	3/15/32	1,155	939
	T-Mobile USA Inc.	5.750%	1/15/54	717	708
	Toledo Hospital	5.750%	11/15/38	150	145
	Trane Technologies Financing Ltd.	5.250%	3/3/33	385	384
[1]	United Airlines Pass-Through Trust Class B Series 2018-1	4.600%	3/1/26	44	41
	UnitedHealth Group Inc.	3.850%	6/15/28	415	397
	UnitedHealth Group Inc.	2.000%	5/15/30	215	179
	UnitedHealth Group Inc.	4.200%	5/15/32	260	246
	UnitedHealth Group Inc.	4.625%	7/15/35	90	87
	UnitedHealth Group Inc.	4.750%	5/15/52	50	46
	UnitedHealth Group Inc.	5.050%	4/15/53	857	818
[5]	VICI Properties LP	4.125%	8/15/30	285	249
[1,8]	Walt Disney Co.	3.057%	3/30/27	1,225	831
	Warnermedia Holdings Inc.	4.054%	3/15/29	1,160	1,066
[1,8]	Wells Fargo & Co.	2.975%	5/19/26	600	415
[1]	Wells Fargo & Co.	4.611%	4/25/53	1,097	928
					126,533
Total Corporate Bonds (Cost $226,154)					212,927
Sovereign Bonds (8.2%)
Australia (0.7%)
[1,10]	Commonwealth of Australia	2.750%	11/21/27	160	100
[1,10]	Commonwealth of Australia	2.250%	5/21/28	870	527
20

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,10]	Commonwealth of Australia	1.000%	11/21/31	955	491
[1,10]	Commonwealth of Australia	4.500%	4/21/33	1,960	1,320
[1,7]	NBN Co. Ltd.	4.375%	3/15/33	1,050	1,147
					3,585
Bermuda (0.0%)
[1,5]	Bermuda	2.375%	8/20/30	200	164
Bulgaria (0.0%)
[5,7]	Republic of Bulgaria	4.500%	1/27/33	145	156
Canada (1.0%)
[8]	Canadian Government Bond	1.000%	9/1/26	1,065	717
[8]	Canadian Government Bond	2.750%	9/1/27	1,100	776
[8]	City of Montreal	3.500%	12/1/38	910	583
[8]	City of Toronto	3.200%	8/1/48	1,000	579
[8]	Municipal Finance Authority of British Columbia	4.950%	12/1/27	600	454
[8]	Province of Ontario	2.900%	6/2/28	815	567
[1,11]	Province of Ontario	0.250%	6/28/29	1,075	1,124
[8]	Regional Municipality of York	2.150%	6/22/31	500	316
					5,116
Chile (0.1%)
[1]	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	800	743
Germany (0.4%)
[1,7]	Federal Republic of Germany	2.200%	4/13/28	1,480	1,585
[7]	Federal Republic of Germany	3.250%	7/4/42	250	296
[7]	Federal Republic of Germany	1.250%	8/15/48	550	454
					2,335
Japan (1.5%)
[1,12]	Japan	0.000%	11/10/23	1,129,700	7,766
[1,12]	Japan	0.700%	6/20/51	80,700	445
					8,211
Qatar (0.1%)
[1,5]	State of Qatar	5.103%	4/23/48	285	274
[1,5]	State of Qatar	4.400%	4/16/50	205	180
					454
Romania (0.1%)
[1,5,7]	Republic of Romania	2.000%	4/14/33	412	317
[1,7]	Republic of Romania	2.625%	12/2/40	280	186
					503
Saudi Arabia (0.2%)
[1,5]	Kingdom of Saudi Arabia	5.000%	1/18/53	405	360
[1,5]	Saudi Arabian Oil Co.	3.500%	4/16/29	585	536
					896
Spain (0.1%)
[5,7]	Kingdom of Spain	0.600%	10/31/29	775	720
Supranational (3.8%)
[1,7,13]	European Financial Stability Facility	0.875%	7/26/27	5,485	5,473
[1,7,13]	European Financial Stability Facility	2.375%	4/11/28	3,100	3,262
[1,7,13]	European Financial Stability Facility	2.875%	2/16/33	1,780	1,896
[1,7]	European Investment Bank	2.875%	1/12/33	1,070	1,143
[1,7]	European Investment Bank	3.000%	10/14/33	1,035	1,117
[7]	European Stability Mechanism	0.000%	12/16/24	525	545
[7]	European Stability Mechanism	0.000%	12/15/26	775	760
21

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,7]	European Union	0.000%	7/4/31	2,310	1,987
[1,7]	European Union	1.000%	7/6/32	1,475	1,351
[1,7]	European Union	0.000%	7/4/35	865	646
[1,7]	European Union	0.200%	6/4/36	2,475	1,832
					20,012
United Kingdom (0.2%)
[9]	United Kingdom	1.250%	7/22/27	1,040	1,167
Total Sovereign Bonds (Cost $47,598)					44,062
Taxable Municipal Bonds (1.2%)
United States (1.2%)
	Broward County FL Airport System Revenue	3.477%	10/1/43	80	64
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	35	40
	Connecticut GO	5.770%	3/15/25	250	251
	Dallas-Fort Worth TX International Airport Revenue	3.089%	11/1/40	60	47
	Dallas-Fort Worth TX International Airport Revenue	4.087%	11/1/51	30	25
	Dallas-Fort Worth TX International Airport Revenue	4.507%	11/1/51	195	175
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	525	586
	Golden State Tobacco Securitization Corp. California Revenue	2.746%	6/1/34	20	16
	Golden State Tobacco Securitization Corp. California Revenue	3.293%	6/1/42	40	29
	Golden State Tobacco Securitization Corp. California Revenue	3.000%	6/1/46	75	69
	Grand Parkway Transportation Corp. Texas System Toll Revenue	3.236%	10/1/52	210	148
	Illinois GO	5.100%	6/1/33	2,660	2,581
[14]	Kansas Development Finance Authority Revenue (Employees Retirement System)	5.371%	5/1/26	410	407
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.200%	11/15/26	15	15
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.668%	11/15/39	155	167
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.814%	11/15/40	380	411
[15]	Philadelphia PA Authority for Industrial Development Revenue	6.550%	10/15/28	525	550
	Port Authority of New York & New Jersey Revenue	3.175%	7/15/60	160	105
	Texas Natural Gas Securitization Finance Corp. Revenue (Winter Storm Uri)	5.102%	4/1/35	515	514
	Texas Natural Gas Securitization Finance Corp. Revenue (Winter Storm Uri)	5.169%	4/1/41	390	389
Total Taxable Municipal Bonds (Cost $7,348)					6,589
22

Global Wellesley Income Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (1.0%)
Money Market Fund (1.0%)
[16]	Vanguard Market Liquidity Fund (Cost $5,192)	5.384%	51,936	5,193
Total Investments (99.6%) (Cost $519,641)				532,688
Other Assets and Liabilities—Net (0.4%)				2,219
Net Assets (100%)				534,907
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2023.
4	Securities with a value of $595,000 have been segregated as initial margin for open futures contracts.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, the aggregate value was $58,464,000, representing 10.9% of net assets.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Face amount denominated in euro.
8	Face amount denominated in Canadian dollars.
9	Face amount denominated in British pounds.
10	Face amount denominated in Australian dollars.
11	Face amount denominated in Swiss francs.
12	Face amount denominated in Japanese yen.
13	Guaranteed by the Government of Luxembourg.
14	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
15	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
16	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
UMBS—Uniform Mortgage-Backed Securities.
23

Global Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2023	31	6,318	20
5-Year U.S. Treasury Note	December 2023	54	5,774	35
Euro-Buxl	September 2023	19	2,757	(38)
Euro-OAT	September 2023	6	832	(3)
Euro-Schatz	September 2023	99	11,285	(38)
Long Gilt	December 2023	23	2,784	26
				2

Short Futures Contracts
AUD 10-Year Treasury Bond	September 2023	(11)	(828)	(3)
Euro-Bobl	September 2023	(33)	(4,155)	(18)
Euro-Bund	September 2023	(88)	(12,709)	60
Ultra 10-Year U.S. Treasury Note	December 2023	(82)	(9,521)	(102)
				(63)
				(61)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Bank of America, N.A.	9/29/23	GBP	1,572	USD	1,997	—	(6)
JPMorgan Chase Bank, N.A.	9/29/23	USD	5,021	AUD	7,807	—	(42)
JPMorgan Chase Bank, N.A.	9/29/23	USD	8,946	CAD	12,128	—	(33)
Goldman Sachs International	9/29/23	USD	1,137	CHF	997	5	—
JPMorgan Chase Bank, N.A.	9/29/23	USD	78,071	EUR	71,824	98	—
JPMorgan Chase Bank, N.A.	9/29/23	USD	10,527	GBP	8,285	31	—
JPMorgan Chase Bank, N.A.	9/29/23	AUD	1,970	GBP	1,004	6	—
JPMorgan Chase Bank, N.A.	9/29/23	EUR	285	GBP	244	1	—
JPMorgan Chase Bank, N.A.	9/29/23	USD	6,432	JPY	929,857	17	—
24

Global Wellesley Income Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
JPMorgan Chase Bank, N.A.	9/29/23	AUD	2,241	JPY	209,400	8	—
JPMorgan Chase Bank, N.A.	9/29/23	GBP	354	JPY	65,000	—	—
						166	(81)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.
At August 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $2,038,000 in connection with open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
25

Global Wellesley Income Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $514,449)	527,495
Affiliated Issuers (Cost $5,192)	5,193
Total Investments in Securities	532,688
Investment in Vanguard	18
Cash	1
Foreign Currency, at Value (Cost $1,183)	1,186
Receivables for Investment Securities Sold	3,142
Receivables for Accrued Income	4,473
Receivables for Capital Shares Issued	100
Unrealized Appreciation—Forward Currency Contracts	166
Total Assets	541,774
Liabilities
Payables for Investment Securities Purchased	6,465
Payables for Capital Shares Redeemed	29
Payables to Investment Advisor	178
Payables to Vanguard	73
Variation Margin Payable—Futures Contracts	41
Unrealized Depreciation—Forward Currency Contracts	81
Total Liabilities	6,867
Net Assets	534,907
26

Global Wellesley Income Fund
Statement of Assets and Liabilities (continued)
At August 31, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	541,033
Total Distributable Earnings (Loss)	(6,126)
Net Assets	534,907

Investor Shares—Net Assets
Applicable to 3,976,667 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	81,052
Net Asset Value Per Share—Investor Shares	$20.38

Admiral Shares—Net Assets
Applicable to 17,811,186 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	453,855
Net Asset Value Per Share—Admiral Shares	$25.48
See accompanying Notes, which are an integral part of the Financial Statements.
27

Global Wellesley Income Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	7,279
Interest[2]	11,947
Securities Lending—Net	24
Total Income	19,250
Expenses
Investment Advisory Fees—Note B
Basic Fee	634
Performance Adjustment	89
The Vanguard Group—Note C
Management and Administrative—Investor Shares	213
Management and Administrative—Admiral Shares	650
Marketing and Distribution—Investor Shares	6
Marketing and Distribution—Admiral Shares	23
Custodian Fees	34
Auditing Fees	34
Shareholders’ Reports—Investor Shares	15
Shareholders’ Reports—Admiral Shares	15
Trustees’ Fees and Expenses	—
Other Expenses	46
Total Expenses	1,759
Expenses Paid Indirectly	(2)
Net Expenses	1,757
Net Investment Income	17,493
Realized Net Gain (Loss)
Investment Securities Sold[2]	(21,962)
Futures Contracts	1,177
Swap Contracts	(28)
Forward Currency Contracts	(3,187)
Foreign Currencies	368
Realized Net Gain (Loss)	(23,632)
28

Global Wellesley Income Fund
Statement of Operations (continued)
Year Ended August 31, 2023
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	32,032
Futures Contracts	31
Forward Currency Contracts	182
Foreign Currencies	102
Change in Unrealized Appreciation (Depreciation)	32,347
Net Increase (Decrease) in Net Assets Resulting from Operations	26,208
1	Dividends are net of foreign withholding taxes of $631,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $887,000, $4,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
29

Global Wellesley Income Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,493	13,145
Realized Net Gain (Loss)	(23,632)	8,501
Change in Unrealized Appreciation (Depreciation)	32,347	(73,665)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,208	(52,019)
Distributions
Investor Shares	(1,869)	(1,799)
Admiral Shares	(10,739)	(10,522)
Total Distributions	(12,608)	(12,321)
Capital Share Transactions
Investor Shares	(2,531)	(48)
Admiral Shares	(3,545)	12,787
Net Increase (Decrease) from Capital Share Transactions	(6,076)	12,739
Total Increase (Decrease)	7,524	(51,601)
Net Assets
Beginning of Period	527,383	578,984
End of Period	534,907	527,383
See accompanying Notes, which are an integral part of the Financial Statements.
30

Global Wellesley Income Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.82	$22.22	$20.42	$20.16	$19.87
Investment Operations
Net Investment Income[1]	.645	.474	.446	.453	.513
Net Realized and Unrealized Gain (Loss) on Investments	.375	(2.430)	1.747	.263	.529
Total from Investment Operations	1.020	(1.956)	2.193	.716	1.042
Distributions
Dividends from Net Investment Income	(.460)	(.444)	(.393)	(.456)	(.473)
Distributions from Realized Capital Gains	—	—	—	—	(.279)
Total Distributions	(.460)	(.444)	(.393)	(.456)	(.752)
Net Asset Value, End of Period	$20.38	$19.82	$22.22	$20.42	$20.16
Total Return[2]	5.20%	-8.94%	10.83%	3.66%	5.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$81	$81	$91	$81	$85
Ratio of Total Expenses to Average Net Assets[3]	0.44%[4]	0.42%[4]	0.41%	0.41%	0.42%
Ratio of Net Investment Income to Average Net Assets	3.20%	2.23%	2.09%	2.27%	2.63%
Portfolio Turnover Rate	150%[5]	119%[5]	99%[5]	72%[5]	90%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, (0.01%), (0.01%), and (0.01%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.44% and 0.42%, respectively.
5	Includes 28%, 27%, 33%, and 1%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
31

Global Wellesley Income Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$24.78	$27.78	$25.53	$25.20	$24.84
Investment Operations
Net Investment Income[1]	.839	.627	.594	.592	.666
Net Realized and Unrealized Gain (Loss) on Investments	.468	(3.035)	2.178	.334	.658
Total from Investment Operations	1.307	(2.408)	2.772	.926	1.324
Distributions
Dividends from Net Investment Income	(.607)	(.592)	(.522)	(.596)	(.616)
Distributions from Realized Capital Gains	—	—	—	—	(.348)
Total Distributions	(.607)	(.592)	(.522)	(.596)	(.964)
Net Asset Value, End of Period	$25.48	$24.78	$27.78	$25.53	$25.20
Total Return[2]	5.33%	-8.81%	10.96%	3.79%	5.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$454	$446	$488	$389	$379
Ratio of Total Expenses to Average Net Assets[3]	0.31%[4]	0.29%[4]	0.28%	0.31%	0.32%
Ratio of Net Investment Income to Average Net Assets	3.33%	2.36%	2.22%	2.37%	2.73%
Portfolio Turnover Rate	150%[5]	119%[5]	99%[5]	72%[5]	90%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, (0.01%), (0.01%), and (0.01%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.31% and 0.29%, respectively.
5	Includes 28%, 27%, 33%, and 1%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
32

Global Wellesley Income Fund
Notes to Financial Statements
Vanguard Global Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also
33

Global Wellesley Income Fund
enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented 7% and 9% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
34

Global Wellesley Income Fund
6. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended August 31, 2023, the fund’s average investment in forward currency contracts represented 19% of net assets, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
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Global Wellesley Income Fund
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended August 31, 2023, the fund's average amounts of investments in credit protection sold and credit protection purchased represented 0% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The fund had no open credit default swap contracts at August 31, 2023.
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Global Wellesley Income Fund
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
11. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
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Global Wellesley Income Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
12. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Global Wellesley Income Composite Index, comprising the FTSE Developed High Divided Yield Index (net of tax) and the Bloomberg Fixed Income Composite Index for the preceding three years. For the year ended August 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets, before a net increase of $89,000 (0.02%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of
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Global Wellesley Income Fund
$18,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Global Wellesley Income Fund
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	96,373	—	—	96,373
Common Stocks—Other	—	102,601	—	102,601
U.S. Government and Agency Obligations	—	53,321	—	53,321
Asset-Backed/Commercial Mortgage-Backed Securities	—	11,622	—	11,622
Corporate Bonds	—	212,927	—	212,927
Sovereign Bonds	—	44,062	—	44,062
Taxable Municipal Bonds	—	6,589	—	6,589
Temporary Cash Investments	5,193	—	—	5,193
Total	101,566	431,122	—	532,688

Derivative Financial Instruments
Assets
Futures Contracts[1]	141	—	—	141
Forward Currency Contracts	—	166	—	166
Total	141	166	—	307
Liabilities
Futures Contracts[1]	202	—	—	202
Forward Currency Contracts	—	81	—	81
Total	202	81	—	283
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.  At August 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	141	—	141
Unrealized Appreciation—Forward Currency Contracts	—	166	166
Total Assets	141	166	307

Unrealized Depreciation—Futures Contracts[1]	202	—	202
Unrealized Depreciation—Forward Currency Contracts	—	81	81
Total Liabilities	202	81	283
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Global Wellesley Income Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	1,177	—	—	1,177
Swap Contracts	—	—	(28)	(28)
Forward Currency Contracts	—	(3,187)	—	(3,187)
Realized Net Gain (Loss) on Derivatives	1,177	(3,187)	(28)	(2,038)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	31	—	—	31
Forward Currency Contracts	—	182	—	182
Change in Unrealized Appreciation (Depreciation) on Derivatives	31	182	—	213
G.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,598
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	12,807
Capital Loss Carryforwards	(21,531)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(6,126)
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Global Wellesley Income Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	12,608	12,321
Long-Term Capital Gains	—	—
Total	12,608	12,321
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	519,919
Gross Unrealized Appreciation	39,321
Gross Unrealized Depreciation	(26,555)
Net Unrealized Appreciation (Depreciation)	12,766
H.  During the year ended August 31, 2023, the fund purchased $305,451,000 of investment securities and sold $285,887,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $465,008,000 and $490,636,000, respectively.
I.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	19,504	962	32,516	1,511
Issued in Lieu of Cash Distributions	1,601	80	1,541	72
Redeemed	(23,636)	(1,168)	(34,105)	(1,597)
Net Increase (Decrease)—Investor Shares	(2,531)	(126)	(48)	(14)
Admiral Shares
Issued	98,558	3,890	142,004	5,302
Issued in Lieu of Cash Distributions	8,446	336	8,418	315
Redeemed	(110,549)	(4,412)	(137,635)	(5,166)
Net Increase (Decrease)—Admiral Shares	(3,545)	(186)	12,787	451
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Global Wellesley Income Fund
J.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund's use of derivative(s) and the specific risks associated is described under significant accounting policies.
K.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Global Wellesley Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Wellesley Income Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
For corporate shareholders, 16.6%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $6,646,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $1,314,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 81.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates $90,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Global Wellesley Income Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
46

”Bloomberg®” and the Bloomberg Fixed Income Composite Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The Global Wellesley Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Global Wellesley Income Fund or any member of the public regarding the advisability of investing in securities generally or in the Global Wellesley Income Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Fixed Income Composite Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Global Wellesley Income Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Global Wellesley Income Fund into consideration in determining, composing or calculating the Bloomberg Fixed Income Composite Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Wellesley Income Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Global Wellesley Income Fund customers, in connection with the administration, marketing or trading of the Global Wellesley Income Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE GLOBAL WELLESLEY INCOME FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE GLOBAL WELLESLEY INCOME FUND OR BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q14960 102023

Annual Report  |  August 31, 2023
Vanguard ESG U.S. Stock ETF
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, Vanguard ESG U.S. Stock ETF returned 15.82% (based on net asset value), roughly in line with the 15.91% return of its expense-free benchmark.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks including the Federal Reserve fanned fears of recession, the economy proved more resilient than expected.
•	For the fund’s benchmark index, eight of 11 industry sectors recorded gains. Technology was the standout among them, rising more than 30%. Industrials and basic materials also contributed to performance. Real estate, energy, and utilities, all of which represented small slices of the index, posted declines.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2023
ESG U.S. Stock ETF	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,148.80	$0.49
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.75	0.46
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.09%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

ESG U.S. Stock ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 18, 2018, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Since Inception (9/18/2018)	Final Value of a $10,000 Investment
ESG U.S. Stock ETF Net Asset Value	15.82%	11.15%	$16,873
ESG U.S. Stock ETF Market Price	15.83	11.15	16,875
FTSE US All Cap Choice Index	15.91	11.25	16,952
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.23	16,198
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

ESG U.S. Stock ETF
Cumulative Returns of ETF Shares: September 18, 2018, Through August 31, 2023
	One Year	Since Inception (9/18/2018)
ESG U.S. Stock ETF Market Price	15.83%	68.75%
ESG U.S. Stock ETF Net Asset Value	15.82	68.73
FTSE US All Cap Choice Index	15.91	69.52
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

ESG U.S. Stock ETF
Fund Allocation
As of August 31, 2023
Basic Materials	1.7%
Consumer Discretionary	16.2
Consumer Staples	5.1
Energy	0.2
Financials	10.0
Health Care	14.0
Industrials	10.8
Real Estate	3.3
Technology	35.5
Telecommunications	2.7
Utilities	0.5
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

ESG U.S. Stock ETF
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Basic Materials (1.7%)
	Linde plc	91,891	35,566
	Air Products and Chemicals Inc.	41,504	12,264
	Nucor Corp.	47,114	8,108
	Fastenal Co.	106,860	6,153
	Newmont Corp.	149,023	5,875
	LyondellBasell Industries NV Class A	48,190	4,760
	Albemarle Corp.	21,977	4,367
	International Flavors & Fragrances Inc.	47,813	3,368
	Steel Dynamics Inc.	30,023	3,200
	Reliance Steel & Aluminum Co.	10,948	3,120
	Avery Dennison Corp.	15,266	2,876
	CF Industries Holdings Inc.	36,662	2,826
	Mosaic Co.	61,749	2,399
	International Paper Co.	64,406	2,249
	FMC Corp.	23,605	2,035
	Royal Gold Inc.	12,258	1,374
	United States Steel Corp.	42,049	1,307
	UFP Industries Inc.	11,182	1,167
	Valvoline Inc.	32,234	1,110
	Huntsman Corp.	31,629	882
	Element Solutions Inc.	42,409	874
	Balchem Corp.	5,923	832
	Ashland Inc.	9,502	823
	Westlake Corp.	6,156	806
	Boise Cascade Co.	7,341	803
	Cabot Corp.	10,363	751
*	Livent Corp.	33,471	719
	Avient Corp.	16,987	681
	NewMarket Corp.	1,114	523
	Hecla Mining Co.	116,031	509
	Innospec Inc.	4,598	494
	Sensient Technologies Corp.	7,874	485
	Quaker Chemical Corp.	2,566	455
	Scotts Miracle-Gro Co.	7,594	430
*	Constellium SE Class A	23,500	423
		Shares	Market Value• ($000)
*	MP Materials Corp.	20,046	420
*	Ingevity Corp.	6,981	376
	Minerals Technologies Inc.	6,132	375
	Stepan Co.	4,018	351
	Tronox Holdings plc	21,815	298
	Sylvamo Corp.	6,297	263
	Orion SA	11,141	252
	Kaiser Aluminum Corp.	2,930	222
	Compass Minerals International Inc.	6,328	191
*	Piedmont Lithium Inc.	3,323	149
*	Coeur Mining Inc.	51,619	124
*	Century Aluminum Co.	10,032	75
			117,710
Consumer Discretionary (16.1%)
*	Amazon.com Inc.	1,689,058	233,107
*	Tesla Inc.	517,255	133,493
	Home Depot Inc.	189,914	62,729
	Costco Wholesale Corp.	83,094	45,642
	McDonald's Corp.	136,738	38,444
*	Netflix Inc.	82,329	35,704
*	Walt Disney Co.	342,800	28,686
	Lowe's Cos. Inc.	111,933	25,798
	NIKE Inc. Class B	222,772	22,658
*	Booking Holdings Inc.	6,958	21,605
	Starbucks Corp.	211,610	20,619
	TJX Cos. Inc.	215,966	19,973
*	Uber Technologies Inc.	363,610	17,173
	Activision Blizzard Inc.	145,729	13,406
*	MercadoLibre Inc.	8,728	11,978
	Target Corp.	86,221	10,911
*	O'Reilly Automotive Inc.	11,489	10,796
*	Airbnb Inc. Class A	75,995	9,997
*	Chipotle Mexican Grill Inc. Class A	5,166	9,953
	Marriott International Inc. Class A	47,334	9,633
	Ford Motor Co.	735,150	8,917
*	AutoZone Inc.	3,419	8,655
*	Lululemon Athletica Inc.	20,914	7,974
	Ross Stores Inc.	62,978	7,671
*	Copart Inc.	161,418	7,236
7

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Hilton Worldwide Holdings Inc.	48,336	7,185
	Estee Lauder Cos. Inc. Class A	43,108	6,920
	Yum! Brands Inc.	52,347	6,773
*	Trade Desk Inc. Class A	82,299	6,586
	Electronic Arts Inc.	51,305	6,156
	Lennar Corp. Class A	48,304	5,753
	Dollar General Corp.	41,093	5,691
*	Warner Bros Discovery Inc.	413,266	5,430
*	Aptiv plc	50,685	5,142
*	Dollar Tree Inc.	39,152	4,791
	eBay Inc.	100,125	4,484
	Tractor Supply Co.	20,393	4,456
*	Take-Two Interactive Software Inc.	31,017	4,411
*	Royal Caribbean Cruises Ltd.	43,878	4,341
	Genuine Parts Co.	26,451	4,066
*	Spotify Technology SA	26,279	4,046
*	Ulta Beauty Inc.	9,421	3,910
*	Coupang Inc. Class A	205,154	3,894
*	NVR Inc.	550	3,508
	PulteGroup Inc.	41,525	3,408
	Garmin Ltd.	28,876	3,061
	Omnicom Group Inc.	36,876	2,987
*	Carnival Corp.	187,785	2,971
*	Expedia Group Inc.	26,931	2,919
	Best Buy Co. Inc.	36,205	2,768
*	Liberty Media Corp.-Liberty Formula One Class C	38,800	2,669
*	Deckers Outdoor Corp.	4,975	2,632
	LKQ Corp.	49,947	2,624
	Pool Corp.	7,102	2,597
	Domino's Pizza Inc.	6,607	2,560
*	Live Nation Entertainment Inc.	29,225	2,470
*	ROBLOX Corp. Class A	86,063	2,435
*	CarMax Inc.	29,590	2,417
	Interpublic Group of Cos. Inc.	72,669	2,370
*	Rivian Automotive Inc. Class A	97,557	2,217
	Fox Corp. Class A	65,860	2,177
*	Grab Holdings Ltd. Class A	550,071	2,074
	News Corp. Class A	93,122	2,001
*	Burlington Stores Inc.	12,198	1,979
*	Floor & Decor Holdings Inc. Class A	19,361	1,930
	BorgWarner Inc.	43,759	1,783
	Hasbro Inc.	24,630	1,773
	Service Corp. International	28,061	1,771
*	Five Below Inc.	10,216	1,757
	Williams-Sonoma Inc.	12,398	1,751
	Aramark	47,072	1,750
		Shares	Market Value• ($000)
	Vail Resorts Inc.	7,491	1,695
	Toll Brothers Inc.	20,659	1,693
*	BJ's Wholesale Club Holdings Inc.	25,122	1,693
*	Etsy Inc.	22,775	1,676
	Rollins Inc.	41,279	1,633
	Paramount Global Class B	108,109	1,631
	Lear Corp.	11,002	1,585
	Bath & Body Works Inc.	42,934	1,583
	Lithia Motors Inc. Class A	5,136	1,582
	Autoliv Inc.	16,178	1,579
	Tapestry Inc.	44,250	1,474
	Tempur Sealy International Inc.	31,158	1,456
	Gentex Corp.	44,101	1,440
*	SiteOne Landscape Supply Inc.	8,356	1,430
	Whirlpool Corp.	9,976	1,396
	New York Times Co. Class A	30,444	1,348
*	Skechers USA Inc. Class A	26,332	1,325
*	Norwegian Cruise Line Holdings Ltd.	78,602	1,302
	Delta Air Lines Inc.	30,246	1,297
	VF Corp.	65,562	1,296
*	elf Beauty Inc.	9,119	1,265
*	Capri Holdings Ltd.	22,988	1,207
	Murphy USA Inc.	3,732	1,185
	Wyndham Hotels & Resorts Inc.	15,398	1,161
	H&R Block Inc.	28,580	1,143
*	On Holding AG Class A	39,606	1,142
*	RH	3,069	1,121
*	Crocs Inc.	11,332	1,103
	Nexstar Media Group Inc. Class A	6,343	1,033
*	Wayfair Inc. Class A	14,799	1,023
	Thor Industries Inc.	9,731	1,020
*	Bright Horizons Family Solutions Inc.	10,771	1,017
	Hyatt Hotels Corp. Class A	8,884	999
	PVH Corp.	11,787	985
	U-Haul Holding Co.	17,998	970
*	Planet Fitness Inc. Class A	15,669	953
*	Asbury Automotive Group Inc.	4,103	944
	Meritage Homes Corp.	6,755	939
*,1	GameStop Corp. Class A	50,392	935
*	Taylor Morrison Home Corp. Class A	19,561	927
	Wingstop Inc.	5,640	906
*	Ollie's Bargain Outlet Holdings Inc.	11,738	905
	Ralph Lauren Corp. Class A	7,642	891
*	AutoNation Inc.	5,662	889
	Southwest Airlines Co.	27,948	883
*,1	Lucid Group Inc.	140,484	882

8

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Fox Factory Holding Corp.	7,889	874
	Harley-Davidson Inc.	25,207	851
*	Avis Budget Group Inc.	3,806	812
*	YETI Holdings Inc.	16,161	807
*	Duolingo Inc. Class A	5,330	784
	World Wrestling Entertainment Inc. Class A	8,090	781
	Advance Auto Parts Inc.	11,093	763
*	United Airlines Holdings Inc.	15,299	762
*	Coty Inc. Class A	65,785	760
	Marriott Vacations Worldwide Corp.	6,981	759
*	Liberty Media Corp.-Liberty SiriusXM Class A	31,380	754
	Newell Brands Inc.	70,859	750
	KB Home	14,161	719
*	Visteon Corp.	5,158	718
*	Skyline Champion Corp.	9,909	706
	Leggett & Platt Inc.	24,961	704
	Group 1 Automotive Inc.	2,645	699
*	Adient plc	17,712	694
	Choice Hotels International Inc.	5,416	687
	TEGNA Inc.	41,575	687
*	Goodyear Tire & Rubber Co.	52,225	674
*	Grand Canyon Education Inc.	5,723	671
*	Lyft Inc. Class A	55,077	649
*	Hilton Grand Vacations Inc.	14,623	639
	Wendy's Co.	31,968	633
	Madison Square Garden Sports Corp.	3,517	626
	Signet Jewelers Ltd.	8,306	623
	Macy's Inc.	50,579	619
	Penske Automotive Group Inc.	3,670	603
	LCI Industries	4,647	582
*	Tri Pointe Homes Inc.	18,706	582
	American Eagle Outfitters Inc.	34,133	579
	Kohl's Corp.	20,637	550
*	Helen of Troy Ltd.	4,428	544
	Travel + Leisure Co.	13,455	541
	MDC Holdings Inc.	10,898	517
	Carter's Inc.	7,063	506
*	Boot Barn Holdings Inc.	5,496	504
*	Frontdoor Inc.	15,296	502
	Steven Madden Ltd.	14,470	499
[1]	Sirius XM Holdings Inc.	113,047	497
*	Shake Shack Inc. Class A	7,041	493
	Columbia Sportswear Co.	6,706	492
*	Abercrombie & Fitch Co. Class A	9,006	484
		Shares	Market Value• ($000)
	Rush Enterprises Inc. Class A	11,677	484
	Kontoor Brands Inc.	10,263	470
*	LGI Homes Inc.	3,821	470
	Inter Parfums Inc.	3,295	460
	Papa John's International Inc.	6,054	458
*	Topgolf Callaway Brands Corp.	26,117	456
*	Cavco Industries Inc.	1,632	456
*	Coursera Inc.	26,200	456
*	American Airlines Group Inc.	30,262	446
	Fox Corp. Class B	13,912	425
	Gap Inc.	36,535	423
*	QuantumScape Corp. Class A	58,147	415
*	Dorman Products Inc.	4,913	405
*	Urban Outfitters Inc.	11,827	393
	Century Communities Inc.	5,200	386
	Dana Inc.	23,867	385
	PriceSmart Inc.	4,779	380
	Graham Holdings Co. Class B	635	372
*	Gentherm Inc.	6,142	370
*	Adtalem Global Education Inc.	8,368	367
*	Peloton Interactive Inc. Class A	57,540	367
	Acushnet Holdings Corp.	6,165	361
*	SeaWorld Entertainment Inc.	7,374	359
	Winnebago Industries Inc.	5,524	358
	Laureate Education Inc.	24,800	345
	Hanesbrands Inc.	64,935	341
	Nordstrom Inc.	20,868	338
	Cracker Barrel Old Country Store Inc.	4,091	337
*	Cinemark Holdings Inc.	20,200	329
*	Sonos Inc.	23,785	328
	Strategic Education Inc.	4,161	322
*	PROG Holdings Inc.	9,306	319
*	Six Flags Entertainment Corp.	13,849	318
*	SharkNinja Inc.	9,100	318
*	OPENLANE Inc.	19,969	312
	Jack in the Box Inc.	3,857	310
*	Central Garden & Pet Co. Class A	7,582	309
*	Atlanta Braves Holdings Inc. Class C	8,232	303
*	Sabre Corp.	60,230	301
	John Wiley & Sons Inc. Class A	8,055	299
	Foot Locker Inc.	15,063	296
*	ODP Corp.	5,906	291
*	Victoria's Secret & Co.	15,101	290

9

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Upbound Group Inc.	9,448	289
*	TripAdvisor Inc.	19,033	288
*	Liberty Media Corp.-Liberty SiriusXM	11,730	287
	HNI Corp.	8,553	280
	Oxford Industries Inc.	2,741	277
*	National Vision Holdings Inc.	14,697	269
	MillerKnoll Inc.	14,018	268
*,1	Luminar Technologies Inc. Class A	46,418	267
*	Liberty Media Corp.-Liberty Live Class A	8,011	267
*	Brinker International Inc.	8,100	265
*	PowerSchool Holdings Inc. Class A	12,000	265
*	Madison Square Garden Entertainment Corp. Class A	8,100	260
*	Alaska Air Group Inc.	5,965	250
	La-Z-Boy Inc.	8,038	248
*	Phinia Inc.	8,785	244
	Dillard's Inc. Class A	700	242
	Scholastic Corp.	5,551	241
	Matthews International Corp. Class A	5,638	238
*	Chegg Inc.	23,246	237
	Krispy Kreme Inc.	17,600	236
*	Under Armour Inc. Class A	30,778	235
*	Under Armour Inc. Class C	31,379	216
*	Overstock.com Inc.	7,877	206
	Buckle Inc.	5,569	204
*	Leslie's Inc.	32,628	204
*	Sally Beauty Holdings Inc.	19,944	203
*	iRobot Corp.	4,968	193
*,1	Fisker Inc. Class A	32,698	192
	Monro Inc.	5,761	189
*	Driven Brands Holdings Inc.	11,600	175
*,1	Farfetch Ltd. Class A	60,858	173
*	Sphere Entertainment Co.	4,800	168
*	IMAX Corp.	8,688	166
*	Lions Gate Entertainment Corp. Class B	21,472	160
*	American Axle & Manufacturing Holdings Inc.	20,865	158
*	G-III Apparel Group Ltd.	7,885	157
*	Liberty Media Corp.-Liberty Live Class C	4,587	154
	Dine Brands Global Inc.	2,764	151
*	Figs Inc. Class A	24,212	150
	Steelcase Inc. Class A	16,101	146
	Guess? Inc.	5,738	138
*,1	AMC Entertainment Holdings Inc. Class A	11,006	138
	Gray Television Inc.	14,975	121
		Shares	Market Value• ($000)
	Wolverine World Wide Inc.	14,380	116
*	Mister Car Wash Inc.	15,000	109
*	Liberty Media Corp.-Liberty Formula One Class A	1,581	96
	Sinclair Inc.	7,500	95
*	JetBlue Airways Corp.	15,321	91
*	Lions Gate Entertainment Corp. Class A	11,396	90
	Spirit Airlines Inc.	5,056	83
*	EW Scripps Co. Class A	10,870	83
*	iHeartMedia Inc. Class A	22,306	81
	Allegiant Travel Co.	883	78
*	Petco Health & Wellness Co. Inc. Class A	15,400	78
*	Atlanta Braves Holdings Inc. Class A	1,835	77
	Lennar Corp. Class B	614	66
*	Qurate Retail Inc. Class A	62,576	49
*	Playtika Holding Corp.	4,718	46
	News Corp. Class B	400	9
			1,095,764
Consumer Staples (5.1%)
	Procter & Gamble Co.	441,402	68,126
	PepsiCo Inc.	258,106	45,922
	Coca-Cola Co.	730,005	43,676
	Mondelez International Inc. Class A	254,973	18,169
	CVS Health Corp.	240,063	15,645
	Colgate-Palmolive Co.	154,171	11,327
	McKesson Corp.	25,666	10,583
	Kimberly-Clark Corp.	63,152	8,136
	Archer-Daniels-Midland Co.	101,545	8,052
*	Monster Beverage Corp.	139,307	7,998
	General Mills Inc.	109,885	7,435
	Corteva Inc.	134,160	6,776
	Sysco Corp.	95,311	6,638
	Keurig Dr Pepper Inc.	178,681	6,013
	Hershey Co.	27,693	5,950
	Kroger Co.	121,571	5,640
	Cencora Inc.	30,912	5,440
	Kraft Heinz Co.	150,274	4,973
	Church & Dwight Co. Inc.	45,529	4,406
	McCormick & Co. Inc. (Non-Voting)	47,022	3,859
	Clorox Co.	23,126	3,618
	Walgreens Boots Alliance Inc.	134,550	3,405
	Bunge Ltd.	27,955	3,196
	Kellogg Co.	48,898	2,984
	J M Smucker Co.	19,385	2,810
	Tyson Foods Inc. Class A	52,210	2,781
	Conagra Brands Inc.	88,276	2,638
	Lamb Weston Holdings Inc.	27,064	2,636

10

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Coca-Cola Europacific Partners plc	37,856	2,427
	Hormel Foods Corp.	53,741	2,074
*	Celsius Holdings Inc.	10,351	2,029
*	Darling Ingredients Inc.	29,989	1,852
	Albertsons Cos. Inc. Class A	77,582	1,738
*	US Foods Holding Corp.	42,385	1,714
	Campbell Soup Co.	36,371	1,517
	Ingredion Inc.	12,246	1,260
*	BellRing Brands Inc.	24,953	1,035
*	Post Holdings Inc.	10,152	911
	Flowers Foods Inc.	35,133	828
*	Sprouts Farmers Market Inc.	19,829	809
*	Hostess Brands Inc. Class A	24,986	712
	Coca-Cola Consolidated Inc.	932	651
*	Freshpet Inc.	8,501	642
	Spectrum Brands Holdings Inc.	7,468	621
*	Simply Good Foods Co.	16,603	599
	Lancaster Colony Corp.	3,590	593
	WD-40 Co.	2,584	555
*	Grocery Outlet Holding Corp.	16,673	514
*	Nomad Foods Ltd.	26,219	481
	Energizer Holdings Inc.	13,322	458
	J & J Snack Foods Corp.	2,824	458
*	TreeHouse Foods Inc.	9,539	444
	Edgewell Personal Care Co.	9,563	369
	Cal-Maine Foods Inc.	7,079	338
	Reynolds Consumer Products Inc.	10,200	278
*	Herbalife Ltd.	18,353	276
*	National Beverage Corp.	4,386	225
*	United Natural Foods Inc.	11,012	222
	Nu Skin Enterprises Inc. Class A	9,151	219
	Weis Markets Inc.	3,028	196
*	Hain Celestial Group Inc.	16,590	176
	Medifast Inc.	2,065	174
	B&G Foods Inc.	13,155	168
	Fresh Del Monte Produce Inc.	5,591	143
*,1	Beyond Meat Inc.	11,612	137
*	USANA Health Sciences Inc.	2,122	136
*	Beauty Health Co.	16,136	99
*	Olaplex Holdings Inc.	23,100	63
			346,973
Energy (0.2%)
*	First Solar Inc.	19,925	3,768
*	Enphase Energy Inc.	24,913	3,152
		Shares	Market Value• ($000)
*	SolarEdge Technologies Inc.	10,536	1,713
*,1	Plug Power Inc.	97,343	824
	Arcosa Inc.	9,044	707
*	Array Technologies Inc.	28,095	699
*,1	ChargePoint Holdings Inc.	54,948	393
*	Ameresco Inc. Class A	5,906	257
*,1	Stem Inc.	26,806	137
*,1	SunPower Corp.	15,271	109
*	FuelCell Energy Inc.	75,690	106
	Enviva Inc.	5,700	52
			11,917
Financials (10.0%)
	JPMorgan Chase & Co.	548,083	80,201
	Bank of America Corp.	1,304,974	37,414
	S&P Global Inc.	60,152	23,511
	Goldman Sachs Group Inc.	60,603	19,860
	BlackRock Inc.	27,881	19,532
	Morgan Stanley	225,238	19,179
	Marsh & McLennan Cos. Inc.	92,613	18,059
	Charles Schwab Corp.	277,806	16,432
	Chubb Ltd.	77,111	15,489
	Citigroup Inc.	364,647	15,056
	Progressive Corp.	109,549	14,621
	Blackstone Inc.	132,303	14,073
	CME Group Inc.	67,354	13,651
	Aon plc Class A	37,897	12,634
	Intercontinental Exchange Inc.	103,593	12,223
	US Bancorp	286,600	10,469
	Moody's Corp.	29,773	10,028
	Arthur J Gallagher & Co.	39,630	9,134
	PNC Financial Services Group Inc.	74,440	8,987
	Apollo Global Management Inc.	97,834	8,545
	Aflac Inc.	112,516	8,390
	American International Group Inc.	137,257	8,032
	MSCI Inc. Class A	14,606	7,940
	MetLife Inc.	121,067	7,668
	KKR & Co. Inc.	121,192	7,612
	Truist Financial Corp.	247,549	7,563
	Travelers Cos. Inc.	43,156	6,958
	Ameriprise Financial Inc.	19,697	6,649
	Bank of New York Mellon Corp.	147,638	6,624
	Prudential Financial Inc.	69,092	6,541
	Allstate Corp.	48,992	5,282
*	Arch Capital Group Ltd.	67,350	5,176
	T. Rowe Price Group Inc.	41,221	4,626
	State Street Corp.	62,412	4,290
	Discover Financial Services	47,295	4,260
	Willis Towers Watson plc	19,887	4,112

11

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Hartford Financial Services Group Inc.	56,821	4,081
	Broadridge Financial Solutions Inc.	21,903	4,079
	M&T Bank Corp.	30,854	3,858
	Raymond James Financial Inc.	36,481	3,816
*	Markel Group Inc.	2,479	3,666
	Principal Financial Group Inc.	45,371	3,526
	Fifth Third Bancorp	127,743	3,392
	Nasdaq Inc.	64,461	3,383
	LPL Financial Holdings Inc.	14,575	3,361
	Brown & Brown Inc.	44,279	3,281
	Regions Financial Corp.	175,303	3,215
	FactSet Research Systems Inc.	7,279	3,177
	Ares Management Corp. Class A	30,125	3,116
	Cincinnati Financial Corp.	28,782	3,045
	Huntington Bancshares Inc.	269,107	2,984
	Cboe Global Markets Inc.	19,779	2,961
	Northern Trust Corp.	38,510	2,929
	Everest Group Ltd.	7,988	2,881
	First Citizens BancShares Inc. Class A	2,054	2,794
	Citizens Financial Group Inc.	89,263	2,511
*	Coinbase Global Inc. Class A	31,239	2,487
	W R Berkley Corp.	39,776	2,461
	Loews Corp.	35,106	2,180
	Fidelity National Financial Inc.	48,763	2,019
	KeyCorp	174,265	1,974
	Equitable Holdings Inc.	66,414	1,913
	Annaly Capital Management Inc.	92,291	1,871
	Globe Life Inc.	16,755	1,869
	Tradeweb Markets Inc. Class A	21,443	1,853
	Unum Group	37,139	1,827
	Credicorp Ltd.	12,777	1,807
	Reinsurance Group of America Inc.	12,560	1,741
	RenaissanceRe Holdings Ltd.	9,189	1,726
	Interactive Brokers Group Inc. Class A	18,506	1,686
	MarketAxess Holdings Inc.	6,988	1,684
	New York Community Bancorp Inc.	132,868	1,632
	Kinsale Capital Group Inc.	4,062	1,619
*	XP Inc. Class A	62,892	1,594
	American Financial Group Inc.	13,557	1,572
		Shares	Market Value• ($000)
*	SoFi Technologies Inc.	172,244	1,492
	East West Bancorp Inc.	26,521	1,468
	Franklin Resources Inc.	53,522	1,431
	Ally Financial Inc.	50,444	1,397
	Assurant Inc.	10,014	1,395
	Webster Financial Corp.	32,384	1,373
	Primerica Inc.	6,821	1,371
	Old Republic International Corp.	49,831	1,363
*	Robinhood Markets Inc. Class A	124,873	1,360
	Voya Financial Inc.	18,223	1,270
	First Horizon Corp.	99,158	1,244
	Stifel Financial Corp.	19,107	1,242
	SEI Investments Co.	19,266	1,196
	Comerica Inc.	24,485	1,178
	First American Financial Corp.	18,912	1,166
	Starwood Property Trust Inc.	54,786	1,119
	Invesco Ltd.	70,016	1,115
	Selective Insurance Group Inc.	11,135	1,105
	AGNC Investment Corp.	107,236	1,062
	Commerce Bancshares Inc.	21,268	1,044
	Cullen/Frost Bankers Inc.	10,916	1,032
	SouthState Corp.	13,953	1,009
	Houlihan Lokey Inc. Class A	9,481	999
	Western Alliance Bancorp	19,751	988
	Zions Bancorp NA	27,593	980
	Essent Group Ltd.	19,516	980
	MGIC Investment Corp.	55,384	974
	RLI Corp.	7,318	962
	Evercore Inc. Class A	6,844	958
	Pinnacle Financial Partners Inc.	14,052	935
	Prosperity Bancshares Inc.	16,370	930
	Rithm Capital Corp.	88,100	908
	Popular Inc.	13,153	898
	OneMain Holdings Inc.	21,584	896
	Affiliated Managers Group Inc.	6,525	874
	Wintrust Financial Corp.	11,209	870
*	Ryan Specialty Holdings Inc. Class A	17,289	843
	Bank OZK	20,954	842
	Synovus Financial Corp.	26,975	835
	Old National Bancorp	54,382	830
	Lincoln National Corp.	31,899	819
	Axis Capital Holdings Ltd.	14,636	803
	Columbia Banking System Inc.	38,850	796
	Radian Group Inc.	29,361	795

12

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	American Equity Investment Life Holding Co.	14,693	789
	Home BancShares Inc.	35,087	778
	Cadence Bank	33,976	777
	FNB Corp.	66,695	776
	Valley National Bancorp	79,928	734
*	Mr Cooper Group Inc.	12,953	734
	United Bankshares Inc.	24,210	728
	White Mountains Insurance Group Ltd.	450	715
	Lazard Ltd. Class A	20,590	715
	Blackstone Mortgage Trust Inc. Class A	32,189	709
	Hanover Insurance Group Inc.	6,629	707
	Janus Henderson Group plc	25,475	700
	First Financial Bankshares Inc.	24,113	692
	Hancock Whitney Corp.	16,104	664
	SLM Corp.	44,931	640
	Assured Guaranty Ltd.	10,867	639
*	Brighthouse Financial Inc.	12,756	633
	Hamilton Lane Inc. Class A	6,731	625
	Glacier Bancorp Inc.	20,664	624
	Jackson Financial Inc. Class A	16,106	606
*	Credit Acceptance Corp.	1,200	602
	United Community Banks Inc.	22,303	602
*	Enstar Group Ltd.	2,352	596
*,2	Focus Financial Partners Inc. Class A	10,786	572
[1]	Arbor Realty Trust Inc.	35,485	566
*	Texas Capital Bancshares Inc.	9,014	563
	Moelis & Co. Class A	11,836	561
	Kemper Corp.	11,909	559
*	Genworth Financial Inc. Class A	91,745	531
	ServisFirst Bancshares Inc.	9,434	529
	UMB Financial Corp.	8,235	521
	Ameris Bancorp	12,410	506
	CNO Financial Group Inc.	21,157	495
	Walker & Dunlop Inc.	5,753	491
	Piper Sandler Cos.	3,278	488
	Associated Banc-Corp	28,027	486
	Corebridge Financial Inc.	27,025	482
	Community Bank System Inc.	9,973	474
	First Bancorp	33,741	468
	Cathay General Bancorp	13,006	463
	Independent Bank Corp.	8,578	463
*	Axos Financial Inc.	10,730	462
	First Hawaiian Inc.	24,169	457
	BOK Financial Corp.	5,458	454
		Shares	Market Value• ($000)
	WSFS Financial Corp.	11,493	452
	International Bancshares Corp.	10,050	450
	Artisan Partners Asset Management Inc. Class A	11,348	436
*	NMI Holdings Inc. Class A	15,190	435
	CVB Financial Corp.	24,619	430
*,1	Upstart Holdings Inc.	13,291	428
	First Interstate BancSystem Inc. Class A	16,500	427
	BancFirst Corp.	4,386	419
	Atlantic Union Bankshares Corp.	14,087	418
	Simmons First National Corp. Class A	22,957	409
	Pacific Premier Bancorp Inc.	17,723	408
	Fulton Financial Corp.	30,381	405
	Bank of Hawaii Corp.	7,267	391
	Eastern Bankshares Inc.	28,552	384
	Seacoast Banking Corp. of Florida	16,000	378
	BankUnited Inc.	14,034	368
	First Financial Bancorp	17,408	362
	PennyMac Financial Services Inc.	4,997	359
	Navient Corp.	18,872	333
	Virtu Financial Inc. Class A	17,747	333
	Washington Federal Inc.	11,951	325
	First Merchants Corp.	10,807	322
	Towne Bank	13,087	309
	Cohen & Steers Inc.	4,721	308
*,1	Freedom Holding Corp.	3,000	295
	NBT Bancorp Inc.	8,535	294
	Renasant Corp.	10,334	288
	BGC Group Inc. Class A	58,309	288
	Banner Corp.	6,425	280
	Hilltop Holdings Inc.	9,170	279
	Independent Bank Group Inc.	6,564	277
*	Triumph Financial Inc.	4,300	276
	Park National Corp.	2,700	275
	Virtus Investment Partners Inc.	1,324	274
	Bank of NT Butterfield & Son Ltd.	9,305	271
	Trustmark Corp.	11,705	270
	WesBanco Inc.	10,617	269
	Chimera Investment Corp.	43,521	263
	First Commonwealth Financial Corp.	19,159	250
	Northwest Bancshares Inc.	22,721	250
	City Holding Co.	2,726	249
	Nelnet Inc. Class A	2,713	249
	Two Harbors Investment Corp.	17,875	246
	Stock Yards Bancorp Inc.	5,292	242

13

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Heartland Financial USA Inc.	7,624	234
	Ladder Capital Corp. Class A	21,300	233
*	Palomar Holdings Inc.	4,500	230
	PennyMac Mortgage Investment Trust	16,825	226
	Provident Financial Services Inc.	13,628	225
	Horace Mann Educators Corp.	7,644	219
*	Trupanion Inc.	7,231	215
	Westamerica Bancorp	4,858	214
	Hope Bancorp Inc.	21,821	211
	ARMOUR Residential REIT Inc.	42,454	208
	MFA Financial Inc.	19,023	208
	S&T Bancorp Inc.	7,235	205
	CNA Financial Corp.	5,134	202
*	Encore Capital Group Inc.	4,275	200
	Live Oak Bancshares Inc.	6,200	200
	Employers Holdings Inc.	5,084	199
	BrightSpire Capital Inc. Class A	27,342	190
*	SiriusPoint Ltd.	17,039	188
	Sandy Spring Bancorp Inc.	8,288	184
	WisdomTree Inc.	25,028	183
	Safety Insurance Group Inc.	2,608	180
	ProAssurance Corp.	9,985	177
	PacWest Bancorp	21,847	174
	Argo Group International Holdings Ltd.	5,838	174
	Berkshire Hills Bancorp Inc.	8,085	169
	Redwood Trust Inc.	20,905	167
*	Open Lending Corp.	20,112	166
	Brookline Bancorp Inc.	15,653	150
*	PRA Group Inc.	7,236	141
	1st Source Corp.	3,126	140
	Capitol Federal Financial Inc.	24,023	136
	Eagle Bancorp Inc.	5,651	136
	TFS Financial Corp.	9,336	127
	Brightsphere Investment Group Inc.	6,093	126
*	Avantax Inc.	5,924	124
*	Lemonade Inc.	8,700	120
*	Columbia Financial Inc.	6,104	105
	Community Trust Bancorp Inc.	2,920	104
	F&G Annuities & Life Inc.	3,329	94
	Washington Trust Bancorp Inc.	3,131	88
		Shares	Market Value• ($000)
	Kearny Financial Corp.	11,041	82
	Republic Bancorp Inc. Class A	1,648	73
			677,716
Health Care (13.9%)
	Eli Lilly & Co.	158,627	87,911
	UnitedHealth Group Inc.	174,224	83,032
	Merck & Co. Inc.	476,206	51,897
	AbbVie Inc.	330,887	48,627
	Thermo Fisher Scientific Inc.	72,344	40,303
	Pfizer Inc.	1,059,303	37,478
	Abbott Laboratories	324,626	33,404
	Danaher Corp.	123,333	32,683
	Amgen Inc.	100,216	25,689
	Bristol-Myers Squibb Co.	394,214	24,303
*	Intuitive Surgical Inc.	65,476	20,473
	Medtronic plc	249,068	20,299
	Elevance Health Inc.	44,399	19,625
	Stryker Corp.	66,673	18,905
	Gilead Sciences Inc.	234,440	17,930
*	Vertex Pharmaceuticals Inc.	48,282	16,819
	Zoetis Inc. Class A	86,888	16,553
*	Regeneron Pharmaceuticals Inc.	19,436	16,064
	Cigna Group	54,765	15,129
	Becton Dickinson & Co.	52,983	14,806
*	Boston Scientific Corp.	269,429	14,533
	Humana Inc.	23,417	10,810
	HCA Healthcare Inc.	38,317	10,625
*	Edwards Lifesciences Corp.	113,034	8,644
*	IDEXX Laboratories Inc.	15,375	7,863
*	IQVIA Holdings Inc.	34,538	7,689
*	Dexcom Inc.	72,288	7,300
*	Biogen Inc.	27,083	7,241
*	Moderna Inc.	63,069	7,131
	Agilent Technologies Inc.	55,469	6,716
*	Centene Corp.	102,732	6,333
*	Veeva Systems Inc. Class A	27,153	5,667
	West Pharmaceutical Services Inc.	13,858	5,639
*	Seagen Inc.	26,292	5,418
*	Align Technology Inc.	14,329	5,304
	GE HealthCare Technologies Inc.	72,959	5,140
*	Illumina Inc.	29,495	4,873
*	Horizon Therapeutics plc	42,212	4,759
	Zimmer Biomet Holdings Inc.	39,345	4,687
*	Alnylam Pharmaceuticals Inc.	23,069	4,564
	ResMed Inc.	27,061	4,319
	STERIS plc	18,465	4,239

14

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Cardinal Health Inc.	48,258	4,214
*	ICON plc	15,339	3,987
	Baxter International Inc.	94,424	3,834
	Laboratory Corp. of America Holdings	16,592	3,453
*	Hologic Inc.	45,590	3,407
*	Molina Healthcare Inc.	10,908	3,383
	Cooper Cos. Inc.	9,088	3,362
*	BioMarin Pharmaceutical Inc.	35,287	3,225
*	Exact Sciences Corp.	33,488	2,802
	Quest Diagnostics Inc.	21,239	2,793
	Revvity Inc.	23,679	2,771
*	Avantor Inc.	126,374	2,736
*	Insulet Corp.	12,884	2,470
	Viatris Inc.	220,335	2,369
	Bio-Techne Corp.	29,167	2,287
*	Incyte Corp.	34,211	2,208
	Royalty Pharma plc Class A	69,757	2,080
*	Sarepta Therapeutics Inc.	16,816	2,035
*	Charles River Laboratories International Inc.	9,494	1,964
*	Neurocrine Biosciences Inc.	18,011	1,961
*	United Therapeutics Corp.	8,385	1,881
	Teleflex Inc.	8,820	1,876
*	Henry Schein Inc.	24,498	1,875
*	Penumbra Inc.	6,888	1,822
*	Repligen Corp.	10,321	1,795
*	Catalent Inc.	33,572	1,678
*	Jazz Pharmaceuticals plc	11,555	1,657
*	Bio-Rad Laboratories Inc. Class A	3,996	1,599
*	Shockwave Medical Inc.	6,846	1,509
	Universal Health Services Inc. Class B	11,145	1,501
	DENTSPLY SIRONA Inc.	40,193	1,491
*	Tenet Healthcare Corp.	19,001	1,474
	Chemed Corp.	2,691	1,376
*	Exelixis Inc.	59,983	1,343
	Bruker Corp.	20,124	1,320
	Encompass Health Corp.	18,360	1,304
*	Acadia Healthcare Co. Inc.	16,682	1,286
*	Karuna Therapeutics Inc.	6,739	1,265
*	Inspire Medical Systems Inc.	5,334	1,210
*	Globus Medical Inc. Class A	22,183	1,200
*	Medpace Holdings Inc.	4,353	1,176
*	Natera Inc.	19,594	1,151
*	Elanco Animal Health Inc.	92,620	1,130
*	Option Care Health Inc.	31,157	1,085
*	DaVita Inc.	10,422	1,067
*	Ionis Pharmaceuticals Inc.	26,456	1,065
*	Halozyme Therapeutics Inc.	24,779	1,055
		Shares	Market Value• ($000)
*	HealthEquity Inc.	15,489	1,046
	Organon & Co.	47,641	1,046
*	Masimo Corp.	8,896	1,017
	Ensign Group Inc.	10,052	1,007
*	Envista Holdings Corp.	30,504	977
*	Intra-Cellular Therapies Inc.	17,085	949
*	Neogen Corp.	40,427	935
*	agilon health Inc.	51,949	921
*	10X Genomics Inc. Class A	17,278	896
*	Vaxcyte Inc.	17,178	892
*	Alkermes plc	30,472	889
	Perrigo Co. plc	25,228	883
*	Lantheus Holdings Inc.	12,732	871
*	Reata Pharmaceuticals Inc. Class A	5,114	864
*	Haemonetics Corp.	9,335	838
*	QuidelOrtho Corp.	10,012	825
*	Syneos Health Inc.	19,254	823
*	Guardant Health Inc.	20,468	800
*	Apellis Pharmaceuticals Inc.	18,822	794
*	Azenta Inc.	12,834	724
*	CRISPR Therapeutics AG	14,396	720
*	Teladoc Health Inc.	30,306	686
*	Ginkgo Bioworks Holdings Inc. Class A	290,975	681
*	Merit Medical Systems Inc.	10,423	680
*	Inari Medical Inc.	10,102	673
*	Amicus Therapeutics Inc.	51,607	662
	CONMED Corp.	5,924	660
*	REVOLUTION Medicines Inc.	19,164	651
*	Glaukos Corp.	8,541	642
*	Intellia Therapeutics Inc.	16,891	633
*	Cytokinetics Inc.	17,688	618
*	ACADIA Pharmaceuticals Inc.	22,472	607
*	Bridgebio Pharma Inc.	19,712	590
*	iRhythm Technologies Inc.	5,618	581
*	Integra LifeSciences Holdings Corp.	13,637	580
	Select Medical Holdings Corp.	19,548	571
*	Inmode Ltd.	14,542	568
*	Amedisys Inc.	5,994	562
*	Blueprint Medicines Corp.	11,229	560
*	LivaNova plc	10,009	556
*	Insmed Inc.	25,393	556
*	ICU Medical Inc.	3,750	544
*	Prestige Consumer Healthcare Inc.	9,277	541
*	Corcept Therapeutics Inc.	16,244	532
*	Integer Holdings Corp.	6,206	529
*	Progyny Inc.	14,139	528
*	Arrowhead Pharmaceuticals Inc.	19,081	527

15

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Axonics Inc.	9,167	525
*	Evolent Health Inc. Class A	20,542	524
*	Pacific Biosciences of California Inc.	46,128	520
*	PTC Therapeutics Inc.	13,151	519
*	Denali Therapeutics Inc.	22,417	518
*	Doximity Inc. Class A	20,956	500
	Patterson Cos. Inc.	16,257	488
*	R1 RCM Inc.	28,165	486
*	Axsome Therapeutics Inc.	5,972	483
	Premier Inc. Class A	22,182	478
*	Omnicell Inc.	8,329	474
*	Madrigal Pharmaceuticals Inc.	2,588	466
*	Ultragenyx Pharmaceutical Inc.	12,532	461
*	Surgery Partners Inc.	12,706	461
*	Fortrea Holdings Inc.	16,565	456
*	Xenon Pharmaceuticals Inc.	11,417	445
*	Novocure Ltd.	19,435	429
*	Akero Therapeutics Inc.	8,400	417
*	STAAR Surgical Co.	8,986	390
*	Prothena Corp. plc	7,363	389
*	AtriCure Inc.	8,469	382
*	CorVel Corp.	1,643	356
*	NeoGenomics Inc.	23,569	354
*	Certara Inc.	21,782	352
*	Veracyte Inc.	13,302	351
*	Privia Health Group Inc.	12,695	333
*	Tandem Diabetes Care Inc.	11,907	326
*	SpringWorks Therapeutics Inc.	11,100	313
*	Mirati Therapeutics Inc.	8,348	311
*	Sotera Health Co.	18,430	297
*	Supernus Pharmaceuticals Inc.	9,199	293
*	Pacira BioSciences Inc.	8,285	292
*	Agios Pharmaceuticals Inc.	10,088	277
*	Beam Therapeutics Inc.	11,849	275
*	Myriad Genetics Inc.	14,962	267
*	Phreesia Inc.	9,200	262
*	TG Therapeutics Inc.	24,886	261
*	Arvinas Inc.	8,984	253
*	Cerevel Therapeutics Holdings Inc.	10,612	251
*	BioCryst Pharmaceuticals Inc.	34,441	245
*	Harmony Biosciences Holdings Inc.	6,700	243
*	Iovance Biotherapeutics Inc.	39,658	240
*	Xencor Inc.	10,589	233
*	Owens & Minor Inc.	13,655	231
*	Zentalis Pharmaceuticals Inc.	8,712	231
*	Twist Bioscience Corp.	10,447	230
		Shares	Market Value• ($000)
*	Aurinia Pharmaceuticals Inc.	25,060	227
*	Ironwood Pharmaceuticals Inc. Class A	25,628	226
*	Recursion Pharmaceuticals Inc. Class A	25,730	224
*	Pediatrix Medical Group Inc.	15,418	218
*	Biohaven Ltd.	11,703	214
*	Maravai LifeSciences Holdings Inc. Class A	20,550	212
*	Vir Biotechnology Inc.	15,875	201
*	Amylyx Pharmaceuticals Inc.	9,300	201
*	Arcus Biosciences Inc.	9,512	195
	Embecta Corp.	10,652	195
*	Sage Therapeutics Inc.	9,724	194
*	NextGen Healthcare Inc.	10,104	184
*	Ligand Pharmaceuticals Inc.	2,774	182
*	Avanos Medical Inc.	8,522	179
*	Rocket Pharmaceuticals Inc.	10,400	163
*	Relay Therapeutics Inc.	15,718	161
*	AdaptHealth Corp. Class A	13,400	160
	Healthcare Services Group Inc.	13,674	158
*	Innoviva Inc.	11,612	148
*,1	Cassava Sciences Inc.	7,026	147
*	OPKO Health Inc.	76,136	139
*	Adaptive Biotechnologies Corp.	20,606	139
*	Varex Imaging Corp.	7,088	139
*	Kymera Therapeutics Inc.	7,106	136
*	REGENXBIO Inc.	7,439	132
*	Fulgent Genetics Inc.	4,000	131
*	Nevro Corp.	6,466	130
*,1	Novavax Inc.	16,169	129
*	Multiplan Corp.	70,850	121
*	Theravance Biopharma Inc.	12,406	118
*	Enhabit Inc.	9,123	117
*	Editas Medicine Inc.	12,906	115
*	Alignment Healthcare Inc.	18,206	106
*,1	CureVac NV	11,912	106
*	Sana Biotechnology Inc.	17,500	94
*	CareDx Inc.	9,492	88
*	uniQure NV	8,200	71
*	Alector Inc.	11,500	63
*	Taro Pharmaceutical Industries Ltd.	1,552	61
*	American Well Corp. Class A	41,400	59
*	Allogene Therapeutics Inc.	14,600	57
*	Enanta Pharmaceuticals Inc.	3,742	56

16

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Fate Therapeutics Inc.	15,328	38
*,3	Scilex Holding Co. (Acquired 1/23/23, Cost $126)	12,014	31
*	FibroGen Inc.	16,106	15
*,2	OmniAb Inc. 12.5 Earnout	1,051	—
*,2	OmniAb Inc. 15 Earnout	1,051	—
			944,259
Industrials (10.8%)
	Visa Inc. Class A	303,511	74,567
	Mastercard Inc. Class A	157,243	64,885
	Accenture plc Class A	118,401	38,335
	Caterpillar Inc.	96,806	27,215
	Union Pacific Corp.	114,309	25,213
	United Parcel Service Inc. Class B	135,663	22,981
	Deere & Co.	51,213	21,045
	Automatic Data Processing Inc.	77,518	19,737
	American Express Co.	110,885	17,519
	Illinois Tool Works Inc.	56,816	14,053
*	Fiserv Inc.	115,169	13,980
*	PayPal Holdings Inc.	210,524	13,160
	Sherwin-Williams Co.	44,568	12,110
	CSX Corp.	381,023	11,507
	FedEx Corp.	43,438	11,338
	Carrier Global Corp.	155,376	8,926
	Trane Technologies plc	42,739	8,773
	Cintas Corp.	16,272	8,204
	PACCAR Inc.	96,038	7,903
	Old Dominion Freight Line Inc.	18,432	7,877
	Johnson Controls International plc	128,257	7,575
	Paychex Inc.	60,482	7,393
	Capital One Financial Corp.	70,836	7,253
	Rockwell Automation Inc.	21,581	6,735
	Otis Worldwide Corp.	77,384	6,620
	DuPont de Nemours Inc.	86,020	6,614
	Verisk Analytics Inc. Class A	26,764	6,483
	Fidelity National Information Services Inc.	111,304	6,217
	Global Payments Inc.	48,992	6,207
*	Block Inc. Class A	101,671	5,861
	Vulcan Materials Co.	24,772	5,406
	Ingersoll Rand Inc.	76,139	5,300
	Martin Marietta Materials Inc.	11,481	5,125
*	Mettler-Toledo International Inc.	4,029	4,889
	Equifax Inc.	22,755	4,703
*	Keysight Technologies Inc.	33,230	4,430
*	Fair Isaac Corp.	4,557	4,122
	Dover Corp.	25,809	3,827
		Shares	Market Value• ($000)
	Westinghouse Air Brake Technologies Corp.	33,282	3,745
*	FleetCor Technologies Inc.	13,508	3,671
*	Builders FirstSource Inc.	23,753	3,445
	Expeditors International of Washington Inc.	28,660	3,345
	IDEX Corp.	14,252	3,227
*	Waters Corp.	11,043	3,101
*	NU Holdings Ltd. Class A	431,940	2,959
	TransUnion	36,124	2,934
	JB Hunt Transport Services Inc.	15,443	2,901
*	Axon Enterprise Inc.	13,006	2,769
	Stanley Black & Decker Inc.	28,773	2,716
*	Zebra Technologies Corp. Class A	9,665	2,658
	Nordson Corp.	10,743	2,623
	Snap-on Inc.	9,688	2,602
	Synchrony Financial	79,319	2,560
*	Trimble Inc.	46,124	2,527
	Masco Corp.	42,276	2,495
	Graco Inc.	31,440	2,482
	Carlisle Cos. Inc.	9,374	2,466
	Packaging Corp. of America	16,471	2,456
	Owens Corning	16,859	2,426
	RPM International Inc.	23,941	2,388
	Lennox International Inc.	6,035	2,274
	Watsco Inc.	6,163	2,247
*	BILL Holdings Inc.	19,288	2,224
	Jack Henry & Associates Inc.	13,574	2,128
*	Saia Inc.	4,978	2,122
	Toro Co.	19,541	1,999
	Regal Rexnord Corp.	12,234	1,984
	CH Robinson Worldwide Inc.	21,787	1,970
	Allegion plc	16,423	1,869
*	AerCap Holdings NV	29,800	1,833
	Crown Holdings Inc.	19,774	1,832
	nVent Electric plc	30,965	1,751
*	TopBuild Corp.	5,949	1,726
	Fortune Brands Innovations Inc.	23,953	1,653
	A O Smith Corp.	22,541	1,634
	AptarGroup Inc.	12,323	1,634
	Knight-Swift Transportation Holdings Inc. Class A	29,276	1,605
*	WEX Inc.	8,179	1,605
*	XPO Inc.	21,412	1,598
*	Paylocity Holding Corp.	7,929	1,590
	Westrock Co.	47,571	1,556
	Cognex Corp.	32,530	1,532
*	WillScot Mobile Mini Holdings Corp.	36,808	1,510
	AGCO Corp.	11,597	1,502

17

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Advanced Drainage Systems Inc.	11,631	1,491
	Berry Global Group Inc.	22,801	1,490
*	Trex Co. Inc.	20,637	1,473
	Robert Half Inc.	19,858	1,469
	Donaldson Co. Inc.	22,810	1,457
*	Middleby Corp.	10,007	1,457
*	Chart Industries Inc.	7,923	1,431
*	GXO Logistics Inc.	21,972	1,406
*	Generac Holdings Inc.	11,656	1,385
	WESCO International Inc.	8,344	1,350
	Simpson Manufacturing Co. Inc.	8,003	1,279
	Graphic Packaging Holding Co.	57,355	1,276
	Eagle Materials Inc.	6,710	1,270
	MSA Safety Inc.	6,924	1,265
	Landstar System Inc.	6,659	1,264
	MKS Instruments Inc.	12,520	1,255
	Genpact Ltd.	33,449	1,249
	Comfort Systems USA Inc.	6,612	1,220
	Littelfuse Inc.	4,525	1,209
*	FTI Consulting Inc.	6,367	1,183
*	Axalta Coating Systems Ltd.	41,319	1,169
*	MasTec Inc.	11,403	1,134
*	Atkore Inc.	7,297	1,124
	Applied Industrial Technologies Inc.	7,134	1,101
*	API Group Corp.	38,535	1,085
	Brunswick Corp.	13,537	1,071
	Sonoco Products Co.	18,284	1,050
	Sealed Air Corp.	27,303	1,012
*	Mohawk Industries Inc.	9,891	1,003
	Valmont Industries Inc.	3,918	993
	Watts Water Technologies Inc. Class A	5,148	972
	Acuity Brands Inc.	5,989	966
	Vontier Corp.	29,740	934
*	Kirby Corp.	11,247	932
	Maximus Inc.	11,299	913
	Badger Meter Inc.	5,439	903
*	ExlService Holdings Inc.	30,360	887
	MSC Industrial Direct Co. Inc. Class A	8,630	881
*	Affirm Holdings Inc. Class A	41,667	867
	Western Union Co.	69,905	863
	Triton International Ltd.	10,070	845
	Ryder System Inc.	8,305	836
*	Summit Materials Inc. Class A	22,258	833
	Franklin Electric Co. Inc.	8,591	831
	Zurn Elkay Water Solutions Corp.	27,995	829
*	Beacon Roofing Supply Inc.	10,038	802
		Shares	Market Value• ($000)
	Air Lease Corp. Class A	19,481	794
*	AZEK Co. Inc. Class A	23,338	794
*	Euronet Worldwide Inc.	8,894	777
	AAON Inc.	12,299	776
	GATX Corp.	6,503	768
*	TriNet Group Inc.	6,925	768
	Louisiana-Pacific Corp.	12,143	759
	Terex Corp.	12,476	756
*	ASGN Inc.	9,156	752
	ManpowerGroup Inc.	9,466	747
	Belden Inc.	7,954	747
	HB Fuller Co.	10,042	728
	Silgan Holdings Inc.	15,400	695
	Herc Holdings Inc.	5,275	686
	Federal Signal Corp.	11,150	680
	Insperity Inc.	6,656	674
*	AMN Healthcare Services Inc.	7,415	655
	John Bean Technologies Corp.	5,924	651
	Armstrong World Industries Inc.	8,482	650
*	SPX Technologies Inc.	8,111	641
	Brink's Co.	8,433	639
	Installed Building Products Inc.	4,417	639
*	StoneCo Ltd. Class A	51,539	632
	Hillenbrand Inc.	12,955	628
*	Flywire Corp.	17,880	618
*	Shift4 Payments Inc. Class A	10,439	593
*	Itron Inc.	8,482	580
*	Marqeta Inc. Class A	94,248	580
*	O-I Glass Inc.	28,636	569
*	Alight Inc. Class A	71,842	549
*	Dycom Industries Inc.	5,426	542
	Scorpio Tankers Inc.	10,124	511
*	ACI Worldwide Inc.	20,836	506
*	Bloom Energy Corp. Class A	33,684	505
	Korn Ferry	9,743	497
	UniFirst Corp.	2,814	496
	Werner Enterprises Inc.	11,888	495
*	CBIZ Inc.	8,822	495
*	Core & Main Inc. Class A	14,962	491
	Encore Wire Corp.	2,965	489
	ArcBest Corp.	4,500	475
*	Hub Group Inc. Class A	6,052	472
*	Verra Mobility Corp. Class A	26,101	464
	Kadant Inc.	2,104	462
	McGrath RentCorp	4,510	456
	EVERTEC Inc.	11,267	446
*	Gibraltar Industries Inc.	5,806	436
*	Masonite International Corp.	4,078	419

18

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Dlocal Ltd. Class A	19,268	413
*	OSI Systems Inc.	2,959	403
*	RXO Inc.	21,118	382
	Trinity Industries Inc.	15,180	381
*	Hayward Holdings Inc.	24,842	368
*	Huron Consulting Group Inc.	3,676	367
	Forward Air Corp.	5,066	359
*,1	Enovix Corp.	25,574	352
	Bread Financial Holdings Inc.	9,312	350
	Helios Technologies Inc.	5,999	347
	Primoris Services Corp.	9,814	347
	Griffon Corp.	8,100	339
	Granite Construction Inc.	8,197	338
*	Pagseguro Digital Ltd. Class A	37,341	335
*	Masterbrand Inc.	24,207	310
	Schneider National Inc. Class B	10,054	291
	Tennant Co.	3,447	284
*	Gates Industrial Corp. plc	22,607	278
	H&E Equipment Services Inc.	5,959	270
	Lindsay Corp.	2,028	252
	ADT Inc.	39,028	251
	Greenbrier Cos. Inc.	5,862	249
	SFL Corp. Ltd.	21,319	241
*	American Woodmark Corp.	3,062	238
*	JELD-WEN Holding Inc.	15,738	237
	Astec Industries Inc.	4,260	234
*	Cimpress plc	3,328	215
	Apogee Enterprises Inc.	4,145	209
*	Kornit Digital Ltd.	9,294	207
*	Legalzoom.com Inc.	17,900	204
	TriMas Corp.	7,762	203
[1]	ZIM Integrated Shipping Services Ltd.	15,300	185
	Golden Ocean Group Ltd.	22,800	167
	Deluxe Corp.	8,064	163
[1]	Star Bulk Carriers Corp.	9,200	162
*	Proto Labs Inc.	5,100	150
	Matson Inc.	1,519	133
*	Green Dot Corp. Class A	8,701	129
	Heartland Express Inc.	8,511	128
*	CryoPort Inc.	8,100	114
*	Virgin Galactic Holdings Inc.	44,736	113
	TTEC Holdings Inc.	3,470	103
	Ardagh Metal Packaging SA	27,700	99
*	TrueBlue Inc.	5,941	90
	Trinseo plc	6,543	69
*	Forrester Research Inc.	2,169	66
			731,984
		Shares	Market Value• ($000)
Real Estate (3.3%)
	Prologis Inc.	172,761	21,457
	American Tower Corp.	87,387	15,845
	Equinix Inc.	17,461	13,644
	Crown Castle Inc.	80,980	8,138
	Public Storage	29,313	8,102
	Welltower Inc.	93,179	7,723
	Digital Realty Trust Inc.	54,519	7,181
	Realty Income Corp.	124,036	6,951
	Simon Property Group Inc.	60,596	6,877
*	CoStar Group Inc.	75,661	6,203
	Extra Space Storage Inc.	38,931	5,010
*	CBRE Group Inc. Class A	58,223	4,952
	AvalonBay Communities Inc.	26,195	4,815
	SBA Communications Corp. Class A	20,272	4,552
	Equity Residential	69,453	4,503
	Invitation Homes Inc.	114,449	3,902
	Alexandria Real Estate Equities Inc.	32,268	3,754
	Iron Mountain Inc.	54,110	3,438
	Ventas Inc.	74,846	3,269
	Mid-America Apartment Communities Inc.	21,949	3,188
	Essex Property Trust Inc.	12,044	2,871
	Sun Communities Inc.	22,815	2,793
	WP Carey Inc.	40,003	2,602
	UDR Inc.	61,399	2,450
	American Homes 4 Rent Class A	62,528	2,253
	Equity LifeStyle Properties Inc.	33,245	2,226
	Kimco Realty Corp.	113,256	2,145
	Healthpeak Properties Inc.	102,478	2,109
	Regency Centers Corp.	33,845	2,105
	Host Hotels & Resorts Inc.	132,733	2,096
	Camden Property Trust	19,425	2,091
	Rexford Industrial Realty Inc.	37,955	2,029
	Boston Properties Inc.	29,452	1,967
	CubeSmart	41,888	1,747
	Americold Realty Trust Inc.	50,365	1,695
*	Jones Lang LaSalle Inc.	8,969	1,550
*	Zillow Group Inc. Class C	29,057	1,516
	Lamar Advertising Co. Class A	16,205	1,478
	EastGroup Properties Inc.	8,217	1,476
	Federal Realty Investment Trust	15,061	1,475
	Omega Healthcare Investors Inc.	44,009	1,400
	NNN REIT Inc.	33,945	1,337
	First Industrial Realty Trust Inc.	24,668	1,281
	Healthcare Realty Trust Inc. Class A	71,063	1,245

19

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Brixmor Property Group Inc.	55,878	1,228
	STAG Industrial Inc.	33,582	1,227
	Agree Realty Corp.	16,369	1,012
	Spirit Realty Capital Inc.	26,043	1,006
	Apartment Income REIT Corp. Class A	28,005	954
	Terreno Realty Corp.	15,045	916
	Kite Realty Group Trust	40,557	915
	Ryman Hospitality Properties Inc.	10,723	912
	Rayonier Inc.	27,324	817
	Kilroy Realty Corp.	21,832	807
[1]	Medical Properties Trust Inc.	111,216	803
	Vornado Realty Trust	33,248	799
	Phillips Edison & Co. Inc.	21,863	740
	Independence Realty Trust Inc.	41,815	704
	PotlatchDeltic Corp.	14,823	701
	Essential Properties Realty Trust Inc.	28,955	695
	Cousins Properties Inc.	28,506	670
	EPR Properties	13,912	623
	Apple Hospitality REIT Inc.	40,239	604
	Physicians Realty Trust	42,409	590
	Broadstone Net Lease Inc.	36,287	587
	Sabra Health Care REIT Inc.	43,900	550
	Corporate Office Properties Trust	21,168	548
	Park Hotels & Resorts Inc.	41,937	538
	DigitalBridge Group Inc.	29,508	514
	LXP Industrial Trust	50,942	500
*	Zillow Group Inc. Class A	9,584	488
*	Howard Hughes Holdings Inc.	6,120	481
	SITE Centers Corp.	35,659	476
	National Storage Affiliates Trust	14,177	476
	Macerich Co.	40,055	468
	Highwoods Properties Inc.	19,612	467
	SL Green Realty Corp.	11,887	467
	Innovative Industrial Properties Inc.	5,185	453
	Douglas Emmett Inc.	31,943	437
	Tanger Factory Outlet Centers Inc.	18,800	437
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	18,617	416
	National Health Investors Inc.	7,833	400
	St. Joe Co.	6,311	390
	Four Corners Property Trust Inc.	15,474	389
	Equity Commonwealth	19,510	371
		Shares	Market Value• ($000)
	CareTrust REIT Inc.	18,431	371
	Kennedy-Wilson Holdings Inc.	22,184	354
	Urban Edge Properties	21,660	354
	Sunstone Hotel Investors Inc.	39,277	353
	Pebblebrook Hotel Trust	24,310	352
*	Opendoor Technologies Inc.	89,975	351
	JBG SMITH Properties	20,199	317
	DiamondRock Hospitality Co.	38,909	314
	Outfront Media Inc.	27,414	311
	Retail Opportunity Investments Corp.	22,900	308
	RLJ Lodging Trust	29,929	299
*	Veris Residential Inc.	15,914	296
*	Cushman & Wakefield plc	29,300	269
	Acadia Realty Trust	17,518	261
	Elme Communities	16,643	256
	eXp World Holdings Inc.	13,200	254
	Xenia Hotels & Resorts Inc.	21,138	249
	Alexander & Baldwin Inc.	13,599	245
	LTC Properties Inc.	7,353	242
	Uniti Group Inc.	44,198	237
	Getty Realty Corp.	7,813	235
	Global Net Lease Inc.	19,342	220
	Empire State Realty Trust Inc. Class A	24,900	217
	Apartment Investment & Management Co. Class A	27,900	212
	American Assets Trust Inc.	9,328	200
	Paramount Group Inc.	35,404	182
	Centerspace	2,789	181
	Hudson Pacific Properties Inc.	26,082	178
	Newmark Group Inc. Class A	24,936	177
	RPT Realty	15,423	175
	Marcus & Millichap Inc.	4,757	158
	Piedmont Office Realty Trust Inc. Class A	22,871	157
	Brandywine Realty Trust	31,193	156
*	Anywhere Real Estate Inc.	19,737	129
	Universal Health Realty Income Trust	2,431	113
	Summit Hotel Properties Inc.	19,124	111
	Saul Centers Inc.	2,184	82
*	Star Holdings	3,121	42
*	WeWork Inc. Class A	39,708	5
			224,940
Technology (35.3%)
	Apple Inc.	2,797,792	525,621
	Microsoft Corp.	1,395,251	457,308
	NVIDIA Corp.	445,449	219,851

20

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Alphabet Inc. Class C	1,035,830	142,271
*	Alphabet Inc. Class A	1,043,520	142,096
*	Meta Platforms Inc. Class A	414,725	122,713
	Broadcom Inc.	76,520	70,620
*	Adobe Inc.	85,902	48,048
*	Salesforce Inc.	177,465	39,301
	Oracle Corp.	285,026	34,314
*	Advanced Micro Devices Inc.	300,584	31,778
	Texas Instruments Inc.	170,326	28,625
	Intuit Inc.	51,218	27,750
	Intel Corp.	782,827	27,509
	Applied Materials Inc.	158,009	24,137
	QUALCOMM Inc.	209,180	23,957
*	ServiceNow Inc.	38,146	22,462
	Lam Research Corp.	25,150	17,665
	Micron Technology Inc.	204,876	14,329
*	Palo Alto Networks Inc.	55,840	13,586
*	Synopsys Inc.	28,460	13,060
	KLA Corp.	25,685	12,891
*	Cadence Design Systems Inc.	50,644	12,177
	NXP Semiconductors NV	48,540	9,986
	Marvell Technology Inc.	160,319	9,339
*	Snowflake Inc. Class A	58,192	9,127
*	Workday Inc. Class A	37,141	9,081
*	Autodesk Inc.	40,361	8,958
	Microchip Technology Inc.	100,892	8,257
*	ON Semiconductor Corp.	80,666	7,942
*	Fortinet Inc.	123,158	7,415
	Cognizant Technology Solutions Corp. Class A	95,067	6,808
*	VMware Inc. Class A	40,308	6,803
*	Crowdstrike Holdings Inc. Class A	39,504	6,440
*	Atlassian Corp. Class A	27,303	5,571
	CDW Corp.	25,326	5,348
*	Palantir Technologies Inc. Class A	351,157	5,260
*	Gartner Inc.	14,340	5,014
*	Datadog Inc. Class A	51,202	4,940
	HP Inc.	161,963	4,812
*	DoorDash Inc. Class A	56,654	4,766
*	MongoDB Inc. Class A	12,391	4,725
*	HubSpot Inc.	8,600	4,700
	Corning Inc.	142,574	4,679
	Monolithic Power Systems Inc.	8,476	4,418
	Hewlett Packard Enterprise Co.	241,203	4,098
*	Splunk Inc.	29,830	3,617
*	Cloudflare Inc. Class A	54,041	3,514
*	VeriSign Inc.	16,893	3,510
*	Zoom Video Communications Inc. Class A	46,067	3,272
		Shares	Market Value• ($000)
	Skyworks Solutions Inc.	29,814	3,242
	Teradyne Inc.	29,392	3,171
*	PTC Inc.	21,428	3,154
*	Tyler Technologies Inc.	7,892	3,144
	NetApp Inc.	39,903	3,061
*	Pinterest Inc. Class A	111,340	3,061
*	Akamai Technologies Inc.	29,088	3,057
	Paycom Software Inc.	9,748	2,874
	Entegris Inc.	27,792	2,815
	Jabil Inc.	24,431	2,795
*	Western Digital Corp.	59,623	2,683
*	EPAM Systems Inc.	10,333	2,676
	Seagate Technology Holdings plc	36,197	2,562
*	Zscaler Inc.	16,405	2,560
	Vertiv Holdings Co. Class A	64,240	2,530
*	Lattice Semiconductor Corp.	25,468	2,477
*	Match Group Inc.	52,217	2,447
*	Super Micro Computer Inc.	8,723	2,400
*	Okta Inc. Class A	28,337	2,366
*	Check Point Software Technologies Ltd.	17,557	2,363
*	Manhattan Associates Inc.	11,602	2,351
*	Flex Ltd.	84,326	2,327
	SS&C Technologies Holdings Inc.	40,311	2,315
*	Black Knight Inc.	29,203	2,212
*	GoDaddy Inc. Class A	29,310	2,125
	Gen Digital Inc.	102,924	2,084
*	Twilio Inc. Class A	31,682	2,018
*	Ceridian HCM Holding Inc.	27,719	2,010
*	Qorvo Inc.	18,654	2,003
*	Unity Software Inc.	53,913	1,999
	Amdocs Ltd.	22,225	1,983
*	Dynatrace Inc.	40,625	1,958
*	Pure Storage Inc. Class A	53,480	1,957
*	DocuSign Inc. Class A	38,112	1,917
*	AppLovin Corp. Class A	43,801	1,893
*	F5 Inc.	11,097	1,816
*	Globant SA	7,687	1,572
*	Toast Inc. Class A	66,381	1,472
	National Instruments Corp.	24,514	1,461
*	Arrow Electronics Inc.	10,924	1,458
	Universal Display Corp.	8,756	1,423
*	Dropbox Inc. Class A	50,415	1,401
*	Nutanix Inc. Class A	43,030	1,338
*	Guidewire Software Inc.	15,393	1,330
*	Onto Innovation Inc.	9,221	1,282
*	SPS Commerce Inc.	6,718	1,250
*	CyberArk Software Ltd.	7,526	1,250
*	Axcelis Technologies Inc.	6,116	1,175
*	Confluent Inc. Class A	34,844	1,153
*	Rambus Inc.	19,948	1,126
*	UiPath Inc. Class A	70,825	1,120
*	Fabrinet	6,882	1,106

21

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Wolfspeed Inc.	23,107	1,105
*	Novanta Inc.	6,604	1,103
*	ZoomInfo Technologies Inc. Class A	58,662	1,057
*	Qualys Inc.	6,677	1,039
*	Wix.com Ltd.	10,366	1,024
*	Procore Technologies Inc.	14,807	1,000
*	Smartsheet Inc. Class A	23,904	998
*	Workiva Inc. Class A	8,840	989
*	Aspen Technology Inc.	5,095	988
*	Five9 Inc.	13,162	953
*	Tenable Holdings Inc.	20,933	950
	Dolby Laboratories Inc. Class A	11,101	938
*	Elastic NV	14,493	897
*	DXC Technology Co.	43,167	895
*	Teradata Corp.	19,218	889
	Power Integrations Inc.	10,559	887
	Avnet Inc.	17,034	865
*	New Relic Inc.	9,994	851
*	Cirrus Logic Inc.	10,271	843
*	Insight Enterprises Inc.	5,248	840
	Advanced Energy Industries Inc.	7,015	828
*	Monday.com Ltd.	4,578	812
*,1	GLOBALFOUNDRIES Inc.	14,670	811
*	Silicon Laboratories Inc.	5,881	793
*	DoubleVerify Holdings Inc.	23,441	793
	TD SYNNEX Corp.	7,706	784
*	NCR Corp.	24,039	739
*	MicroStrategy Inc. Class A	2,055	735
*	Appfolio Inc. Class A	3,633	700
*	Box Inc. Class A	26,040	690
*	Global-e Online Ltd.	17,244	683
*	Diodes Inc.	8,334	682
*	Freshworks Inc. Class A	30,576	669
	Vishay Intertechnology Inc.	24,293	667
*	Clarivate plc	88,840	660
*	Synaptics Inc.	7,413	649
*	Altair Engineering Inc. Class A	9,664	642
*	Varonis Systems Inc. Class B	19,926	636
	Concentrix Corp.	7,965	636
*	BlackLine Inc.	10,359	622
*	SentinelOne Inc. Class A	35,855	596
*	Blackbaud Inc.	7,784	592
	Dun & Bradstreet Holdings Inc.	53,446	583
*	CommVault Systems Inc.	8,393	573
*	Ziff Davis Inc.	8,531	569
*	Rapid7 Inc.	11,006	555
*	Yelp Inc. Class A	12,652	542
	Kulicke & Soffa Industries Inc.	10,326	534
*	Alarm.com Holdings Inc.	8,992	527
		Shares	Market Value• ($000)
	Amkor Technology Inc.	18,824	526
*	IonQ Inc.	29,861	513
*	FormFactor Inc.	14,277	504
*	Fastly Inc. Class A	21,000	500
*	RingCentral Inc. Class A	16,048	496
*	Envestnet Inc.	9,071	496
	Progress Software Corp.	7,966	485
*	Allegro MicroSystems Inc.	12,400	474
*	Sprout Social Inc. Class A	8,661	464
*	Rogers Corp.	3,117	450
*	Gitlab Inc. Class A	9,506	450
*	Ambarella Inc.	6,931	431
*	nCino Inc.	12,900	424
*	PagerDuty Inc.	16,018	413
*	CCC Intelligent Solutions Holdings Inc.	38,100	408
*	Perficient Inc.	6,314	403
*	SiTime Corp.	3,013	400
*	Verint Systems Inc.	11,999	389
	Pegasystems Inc.	7,742	384
*	LiveRamp Holdings Inc.	11,747	380
*	Schrodinger Inc.	10,132	374
*	Appian Corp. Class A	7,455	363
*	NetScout Systems Inc.	12,651	362
*	Q2 Holdings Inc.	10,424	359
*	JFrog Ltd.	12,400	356
*,1	C3.ai Inc. Class A	11,200	347
*	Cargurus Inc. Class A	18,925	343
	Clear Secure Inc. Class A	15,700	341
	Xerox Holdings Corp.	21,168	336
*	Upwork Inc.	22,413	332
*	Alteryx Inc. Class A	11,209	331
*	MaxLinear Inc. Class A	13,425	316
	CSG Systems International Inc.	5,801	315
*	Bumble Inc. Class A	18,543	311
*	DigitalOcean Holdings Inc.	11,398	308
*	Semtech Corp.	11,703	306
*	Asana Inc. Class A	13,651	293
*	PROS Holdings Inc.	7,668	275
*	Veradigm Inc.	20,086	269
*	Impinj Inc.	4,000	266
	CTS Corp.	5,938	265
*	Paycor HCM Inc.	11,300	265
	Methode Electronics Inc.	6,600	213
*	Jamf Holding Corp.	12,306	208
*	Magnite Inc.	24,506	202
*	Cerence Inc.	7,656	200
	Adeia Inc.	19,400	195
	Shutterstock Inc.	4,458	188
*	Everbridge Inc.	7,400	184
*	Yext Inc.	21,047	184
*	Stratasys Ltd.	12,376	182
*	E2open Parent Holdings Inc.	37,524	181
*	N-able Inc.	12,937	173

22

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Fiverr International Ltd.	5,753	162
*	Digital Turbine Inc.	17,342	155
*	ScanSource Inc.	4,696	154
*	3D Systems Corp.	23,663	149
*	TechTarget Inc.	5,000	144
*	BigCommerce Holdings Inc.	12,000	127
*	Matterport Inc.	42,900	115
*	Consensus Cloud Solutions Inc.	3,507	112
*	SolarWinds Corp.	8,638	92
*	Thoughtworks Holding Inc.	16,600	83
*	LivePerson Inc.	13,006	55
*,2	Yandex NV Class A	54,882	—
			2,401,686
Telecommunications (2.7%)
	Cisco Systems Inc.	768,828	44,092
	Comcast Corp. Class A	775,106	36,244
	Verizon Communications Inc.	789,009	27,600
	AT&T Inc.	1,344,123	19,880
*	T-Mobile US Inc.	101,835	13,875
*	Arista Networks Inc.	46,971	9,170
	Motorola Solutions Inc.	30,887	8,759
*	Charter Communications Inc. Class A	19,238	8,429
*	Roku Inc. Class A	22,807	1,852
	Juniper Networks Inc.	59,856	1,743
*	Ciena Corp.	27,577	1,378
*	Liberty Global plc Class C	41,751	828
*	Frontier Communications Parent Inc.	45,927	736
*	Lumentum Holdings Inc.	12,815	694
	Cable One Inc.	1,016	661
*	Extreme Networks Inc.	23,382	642
*	Liberty Global plc Class A	34,610	638
	Cogent Communications Holdings Inc.	8,012	565
*	Calix Inc.	10,741	500
*	Viavi Solutions Inc.	41,844	437
	InterDigital Inc.	4,755	412
	Telephone & Data Systems Inc.	18,869	405
*	Lumen Technologies Inc.	192,655	306
*	DISH Network Corp. Class A	46,642	280
*	Liberty Latin America Ltd. Class C	26,282	235
	Shenandoah Telecommunications Co.	8,900	202
	Ubiquiti Inc.	800	140
*	CommScope Holding Co. Inc.	37,903	127
*	Liberty Latin America Ltd. Class A	7,448	67
			180,897
		Shares	Market Value• ($000)
Utilities (0.5%)
	Waste Management Inc.	76,178	11,943
	Republic Services Inc. Class A	38,729	5,582
	American Water Works Co. Inc.	36,663	5,087
	Atmos Energy Corp.	27,320	3,168
	Essential Utilities Inc.	45,604	1,683
*	Clean Harbors Inc.	9,569	1,620
*	Casella Waste Systems Inc. Class A	10,341	814
*	Stericycle Inc.	17,216	761
	New Jersey Resources Corp.	17,906	755
	Ormat Technologies Inc.	9,763	741
	ONE Gas Inc.	9,976	723
	Southwest Gas Holdings Inc.	11,524	714
*	Sunrun Inc.	39,102	611
	Spire Inc.	9,583	560
	California Water Service Group	10,244	515
	SJW Group	5,868	386
*	Sunnova Energy International Inc.	18,306	255
	Northwest Natural Holding Co.	6,400	251
			36,169
Total Common Stocks (Cost $6,034,436)			6,770,015

23

ESG U.S. Stock ETF
	Shares	Market Value• ($000)
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[4,5] Vanguard Market Liquidity Fund, 5.384% (Cost $29,398)	294,044	29,401
Total Investments (100.0%) (Cost $6,063,834)		6,799,416
Other Assets and Liabilities—Net (0.0%)		(72)
Net Assets (100%)		6,799,344
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,659,000.
2	Security value determined using significant unobservable inputs.
3	Restricted securities totaling $31,000, representing 0.0% of net assets.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $8,270,000 was received for securities on loan, of which $8,269,000 is held in Vanguard Market Liquidity Fund and $1,000 is held in cash.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2023	133	30,031	486
See accompanying Notes, which are an integral part of the Financial Statements.
24

ESG U.S. Stock ETF
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $6,034,436)	6,770,015
Affiliated Issuers (Cost $29,398)	29,401
Total Investments in Securities	6,799,416
Investment in Vanguard	229
Cash	1
Cash Collateral Pledged—Futures Contracts	1,493
Receivables for Investment Securities Sold	465
Receivables for Accrued Income	6,903
Total Assets	6,808,507
Liabilities
Due to Custodian	66
Payables for Investment Securities Purchased	499
Collateral for Securities on Loan	8,270
Payables for Capital Shares Redeemed	13
Payables to Vanguard	261
Variation Margin Payable—Futures Contracts	54
Total Liabilities	9,163
Net Assets	6,799,344
1 Includes $7,659,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	6,201,842
Total Distributable Earnings (Loss)	597,502
Net Assets	6,799,344

Net Assets
Applicable to 85,500,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,799,344
Net Asset Value Per Share	$79.52
See accompanying Notes, which are an integral part of the Financial Statements.
25

ESG U.S. Stock ETF
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	87,246
Interest[2]	682
Securities Lending—Net	1,275
Total Income	89,203
Expenses
The Vanguard Group—Note B
Investment Advisory Services	145
Management and Administrative	4,809
Marketing and Distribution	308
Custodian Fees	29
Auditing Fees	33
Shareholders’ Reports	122
Trustees’ Fees and Expenses	3
Other Expenses	17
Total Expenses	5,466
Net Investment Income	83,737
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	92,084
Futures Contracts	751
Realized Net Gain (Loss)	92,835
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	754,528
Futures Contracts	1,064
Change in Unrealized Appreciation (Depreciation)	755,592
Net Increase (Decrease) in Net Assets Resulting from Operations	932,164
1	Dividends are net of foreign withholding taxes of $69,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $642,000, $1,000, less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $151,415,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
26

ESG U.S. Stock ETF
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	83,737	69,924
Realized Net Gain (Loss)	92,835	21,517
Change in Unrealized Appreciation (Depreciation)	755,592	(1,199,724)
Net Increase (Decrease) in Net Assets Resulting from Operations	932,164	(1,108,283)
Distributions
Total Distributions	(80,651)	(64,814)
Capital Share Transactions
Issued	464,375	2,042,647
Issued in Lieu of Cash Distributions	—	—
Redeemed	(416,802)	(228,692)
Net Increase (Decrease) from Capital Share Transactions	47,573	1,813,955
Total Increase (Decrease)	899,086	640,858
Net Assets
Beginning of Period	5,900,258	5,259,400
End of Period	6,799,344	5,900,258
See accompanying Notes, which are an integral part of the Financial Statements.
27

ESG U.S. Stock ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended August 31,				September 18, 2018[1] to August 31, 2019
	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$69.60	$84.42	$64.47	$51.25	$50.00
Investment Operations
Net Investment Income[2]	.983	.921	.873	.846	.792
Net Realized and Unrealized Gain (Loss) on Investments	9.884	(14.856)	19.844	13.146	.868
Total from Investment Operations	10.867	(13.935)	20.717	13.992	1.660
Distributions
Dividends from Net Investment Income	(.947)	(.885)	(.767)	(.772)	(.410)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.947)	(.885)	(.767)	(.772)	(.410)
Net Asset Value, End of Period	$79.52	$69.60	$84.42	$64.47	$51.25
Total Return	15.82%	-16.61%	32.41%	27.60%	3.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,799	$5,900	$5,259	$1,974	$595
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.12%	0.12%[3]
Ratio of Net Investment Income to Average Net Assets	1.38%	1.18%	1.18%	1.54%	1.67%[3]
Portfolio Turnover Rate[4]	3%	7%	6%	6%	6%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
28

ESG U.S. Stock ETF
Notes to Financial Statements
Vanguard ESG U.S. Stock ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.  ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
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ESG U.S. Stock ETF
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
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ESG U.S. Stock ETF
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $229,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,767,328	2,115	572	6,770,015
Temporary Cash Investments	29,401	—	—	29,401
Total	6,796,729	2,115	572	6,799,416

Derivative Financial Instruments
Assets
Futures Contracts[1]	486	—	—	486
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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ESG U.S. Stock ETF
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	151,407
Total Distributable Earnings (Loss)	(151,407)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	20,811
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	732,922
Capital Loss Carryforwards	(156,231)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	597,502
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	80,651	64,814
Long-Term Capital Gains	—	—
Total	80,651	64,814
*	Includes short-term capital gains, if any.
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ESG U.S. Stock ETF
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,066,494
Gross Unrealized Appreciation	1,331,747
Gross Unrealized Depreciation	(598,825)
Net Unrealized Appreciation (Depreciation)	732,922
E.  During the year ended August 31, 2023, the fund purchased $655,927,000 of investment securities and sold $614,692,000 of investment securities, other than temporary cash investments. Purchases and sales include $455,095,000 and $416,233,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $49,156,000 and sales were $29,164,000, resulting in net realized loss of $11,298,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.  Capital shares issued and redeemed were:
	Year Ended August 31,
	2023 Shares (000)	2022 Shares (000)

Issued	6,625	25,425
Issued in Lieu of Cash Distributions	—	—
Redeemed	(5,900)	(2,950)
Net Increase (Decrease) in Shares Outstanding	725	22,475
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund's use of derivative(s) and the specific risks associated is described under significant accounting policies.
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ESG U.S. Stock ETF
H.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard ESG U.S. Stock ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard ESG U.S. Stock ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2023 and for the period September 18, 2018 (inception) through August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the four years in the period ended August 31, 2023 and for the period September 18, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
For corporate shareholders, 90.3%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $77,088,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $203,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates $1,238,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
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Trustees Approve Advisory Arrangement
The board of trustees of Vanguard ESG U.S. Stock ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2018; it also took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.
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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard ESG U.S. Stock ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q43930 102023

Annual Report  |  August 31, 2023
Vanguard ESG International Stock ETF
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, Vanguard ESG International Stock ETF returned 11.36% (based on net asset value), roughly in line with the 10.97% return of its expense-free benchmark.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors, including services, which felt the effects of tight labor markets. While aggressive interest rate hikes by many major central banks fanned fears of recession, the global economy proved more resilient than expected.
•	By market region, Europe added the most to performance. Italy, Spain, Denmark, and Germany all posted gains of 30% or more. Japan, the largest constituent in the index, also outperformed the index with a return of about 14%. Emerging markets as a whole returned a little more than 2%.
•	For the fund’s benchmark index, eight industry sectors recorded gains. Technology was the standout among them, rising more than 18%. Consumer discretionary and financials were also high up on the leaderboard. Energy, real estate, and utilities, all of which represented relatively small slices of the index, posted declines.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2023
ESG International Stock ETF	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,044.20	$0.62
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.12%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

ESG International Stock ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 18, 2018, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Since Inception (9/18/2018)	Final Value of a $10,000 Investment
ESG International Stock ETF Net Asset Value	11.36%	3.36%	$11,776
ESG International Stock ETF Market Price	11.41	3.36	11,775
FTSE Global All Cap ex US Choice Index	10.97	3.51	11,860
FTSE Global All Cap ex US Index	11.73	3.83	12,044
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

ESG International Stock ETF
Cumulative Returns of ETF Shares: September 18, 2018, Through August 31, 2023
	One Year	Since Inception (9/18/2018)
ESG International Stock ETF Market Price	11.41%	17.75%
ESG International Stock ETF Net Asset Value	11.36	17.76
FTSE Global All Cap ex US Choice Index	10.97	18.60
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

ESG International Stock ETF
Fund Allocation
As of August 31, 2023

Japan	17.5%
United Kingdom	7.9
China	7.5
Switzerland	6.8
Canada	6.5
Taiwan	6.0
Germany	5.2
Australia	4.9
France	4.5
India	4.4
South Korea	4.0
Netherlands	3.2
Denmark	2.4
Sweden	2.1
Italy	1.7
Hong Kong	1.6
Spain	1.4
Brazil	1.3
Singapore	1.0
South Africa	1.0
Mexico	1.0
Other	8.1
The table reflects the fund’s investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

ESG International Stock ETF
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Shares	Market Value• ($000)
Common Stocks (98.6%)
Australia (4.8%)
	Commonwealth Bank of Australia	279,657	18,423
	CSL Ltd.	79,967	14,122
	National Australia Bank Ltd.	522,131	9,731
	Westpac Banking Corp.	580,596	8,214
	ANZ Group Holdings Ltd.	501,033	8,180
	Macquarie Group Ltd.	59,518	6,805
	Wesfarmers Ltd.	185,667	6,462
	Goodman Group	317,801	4,788
	Transurban Group	505,352	4,327
	Fortescue Metals Group Ltd.	266,839	3,674
	Amcor plc	250,044	2,438
	QBE Insurance Group Ltd.	251,947	2,430
	Newcrest Mining Ltd. (XASX)	145,416	2,424
	Brambles Ltd.	240,250	2,327
*	James Hardie Industries plc	75,518	2,270
	Cochlear Ltd.	11,278	1,980
	Suncorp Group Ltd.	221,126	1,939
	Telstra Group Ltd.	698,623	1,812
*	Xero Ltd.	21,418	1,734
	Scentre Group	932,911	1,654
	Insurance Australia Group Ltd.	424,432	1,593
	Sonic Healthcare Ltd.	76,214	1,584
	Computershare Ltd.	92,285	1,500
	Northern Star Resources Ltd.	191,335	1,466
	Pilbara Minerals Ltd.	475,196	1,425
	Mineral Resources Ltd.	28,012	1,286
	ASX Ltd.	33,657	1,253
	Stockland	442,771	1,209
	WiseTech Global Ltd.	26,332	1,181
	Medibank Pvt Ltd.	488,808	1,156
	Mirvac Group	741,032	1,155
	carsales.com Ltd.	62,087	1,155
	BlueScope Steel Ltd.	82,280	1,112
	Dexus	207,420	1,036
		Shares	Market Value• ($000)
	Ramsay Health Care Ltd.	30,676	1,018
	GPT Group	372,156	1,008
	Atlas Arteria Ltd.	249,589	981
	IGO Ltd.	107,810	962
	SEEK Ltd.	64,106	957
	Vicinity Ltd.	748,042	902
	Orica Ltd.	88,523	897
	REA Group Ltd.	8,101	864
*	NEXTDC Ltd.	93,735	819
*	Lynas Rare Earths Ltd.	161,671	746
	Steadfast Group Ltd.	204,338	744
	Bendigo & Adelaide Bank Ltd.	114,414	701
	Evolution Mining Ltd.	289,746	692
	JB Hi-Fi Ltd.	23,433	691
	IDP Education Ltd.	43,440	691
	Incitec Pivot Ltd.	359,276	678
	Lendlease Corp. Ltd.	125,538	632
	Aurizon Holdings Ltd.	267,360	630
	Charter Hall Group	88,546	618
	Bank of Queensland Ltd.	144,068	535
	Cleanaway Waste Management Ltd.	311,825	528
	Altium Ltd.	16,869	527
*	Liontown Resources Ltd.	288,146	504
*	Qantas Airways Ltd.	127,832	487
	Qube Holdings Ltd.	243,187	482
	Challenger Ltd.	106,810	468
	nib holdings Ltd.	80,923	435
	Iluka Resources Ltd.	74,990	411
	AMP Ltd.	486,748	397
	Downer EDI Ltd.	139,875	386
	Reece Ltd.	29,269	385
[1]	Orora Ltd.	164,176	382
	Breville Group Ltd.	23,294	369
*	Flight Centre Travel Group Ltd.	26,599	362
	Domino's Pizza Enterprises Ltd.	10,312	359
*	Sandfire Resources Ltd.	82,303	353
	Technology One Ltd.	34,925	347
	Super Retail Group Ltd.	41,132	344
*	Alumina Ltd.	492,116	342
7

ESG International Stock ETF
		Shares	Market Value• ($000)
	Nine Entertainment Co. Holdings Ltd.	257,801	342
	Eagers Automotive Ltd.	30,261	312
*	Webjet Ltd.	68,597	309
	Reliance Worldwide Corp. Ltd.	108,864	293
	Champion Iron Ltd.	73,303	286
	Pro Medicus Ltd.	5,910	280
	Perpetual Ltd.	20,323	276
	National Storage REIT	184,602	276
	Ansell Ltd.	16,968	259
	Perseus Mining Ltd.	200,727	243
	Data#3 Ltd.	46,746	224
	ARB Corp. Ltd.	10,182	222
	Credit Corp. Group Ltd.	15,994	220
	InvoCare Ltd.	27,100	220
	Bapcor Ltd.	50,812	218
	Harvey Norman Holdings Ltd.	81,899	214
	Sims Ltd.	21,298	210
*	Megaport Ltd.	26,459	205
*	PEXA Group Ltd.	27,052	201
	Charter Hall Long Wale REIT	84,150	192
*	Telix Pharmaceuticals Ltd.	26,210	188
	CSR Ltd.	49,255	187
*	De Grey Mining Ltd.	203,822	187
	Corporate Travel Management Ltd.	15,477	186
	AUB Group Ltd.	9,349	186
	Gold Road Resources Ltd.	157,439	179
	Domain Holdings Australia Ltd.	70,255	174
	Region RE Ltd.	123,093	172
*	Boral Ltd.	54,758	167
	EVT Ltd.	21,129	166
*	Bellevue Gold Ltd.	150,340	164
	TPG Telecom Ltd.	44,717	163
	GrainCorp Ltd. Class A	34,469	162
	HUB24 Ltd.	7,789	162
	Brickworks Ltd.	9,006	159
	Nufarm Ltd.	46,719	156
*,2	Life360 Inc.	25,790	155
	Premier Investments Ltd.	9,311	154
	GDI Property Group Partnership	366,675	152
*	Neuren Pharmaceuticals Ltd.	18,249	148
*	Capricorn Metals Ltd.	49,645	145
*	Chalice Mining Ltd.	62,487	143
	Ramelius Resources Ltd.	160,574	142
	Healius Ltd.	77,595	140
	Lifestyle Communities Ltd.	12,338	138
	Ingenia Communities Group	50,136	135
	IRESS Ltd.	31,279	129
	Deterra Royalties Ltd.	44,607	128
		Shares	Market Value• ($000)
	Insignia Financial Ltd.	74,554	125
	GUD Holdings Ltd.	15,533	122
	HMC Capital Ltd.	33,403	116
	Helia Group Ltd.	44,810	112
*	West African Resources Ltd.	201,913	111
	Costa Group Holdings Ltd.	58,502	108
*,1	Leo Lithium Ltd.	145,596	108
	Lovisa Holdings Ltd.	7,385	107
	Nickel Industries Ltd.	209,230	107
	Regis Resources Ltd.	101,994	106
	Centuria Capital Group	111,358	106
	Monadelphous Group Ltd.	11,148	105
	IPH Ltd.	20,867	103
	Waypoint REIT Ltd.	63,208	102
	Johns Lyng Group Ltd.	24,635	102
*	SiteMinder Ltd.	32,433	102
	Magellan Financial Group Ltd.	17,186	99
	Kelsian Group Ltd.	24,353	99
	Adbri Ltd.	68,572	98
	Netwealth Group Ltd.	9,630	93
*	PolyNovo Ltd.	93,871	90
*	Nanosonics Ltd.	32,627	88
	Newcrest Mining Ltd. (XTSE)	5,301	88
*	Resolute Mining Ltd.	365,628	87
[1]	NRW Holdings Ltd.	48,672	87
*	Silver Lake Resources Ltd.	137,522	87
	GQG Partners Inc.	82,172	82
	Collins Foods Ltd.	12,729	81
	Clinuvel Pharmaceuticals Ltd.	6,454	80
*	Temple & Webster Group Ltd.	17,109	80
	Arena REIT	32,118	77
*	Sayona Mining Ltd.	1,094,334	77
*	Westgold Resources Ltd.	72,561	76
	Imdex Ltd.	69,503	73
	Elders Ltd.	17,352	72
	Platinum Asset Management Ltd.	75,038	69
	Estia Health Ltd.	35,029	69
*	Calix Ltd.	27,741	69
	Inghams Group Ltd.	29,955	67
*	Audinate Group Ltd.	7,468	67
	Accent Group Ltd.	49,592	66
	Sigma Healthcare Ltd.	125,266	65
	Vulcan Steel Ltd.	12,759	65
*	Perenti Ltd.	93,452	64
*	Macquarie Technology Group Ltd.	1,451	63
	Pinnacle Investment Management Group Ltd.	10,358	62
	Bega Cheese Ltd.	31,399	61
	oOh!media Ltd.	64,438	61

8

ESG International Stock ETF
		Shares	Market Value• ($000)
	Hansen Technologies Ltd.	16,814	60
	Charter Hall Retail REIT	26,043	59
	Nick Scali Ltd.	7,198	58
*	FleetPartners Group Ltd.	30,424	58
	Link Administration Holdings Ltd.	65,491	57
	Infomedia Ltd.	52,246	57
	Hotel Property Investments Ltd.	28,618	56
*	Omni Bridgeway Ltd.	41,479	56
*	ioneer Ltd.	350,440	54
	APM Human Services International Ltd.	45,498	54
	Service Stream Ltd.	91,961	53
	McMillan Shakespeare Ltd.	4,540	52
*	Tietto Minerals Ltd.	164,874	52
*	Nuix Ltd.	51,812	50
	Baby Bunting Group Ltd.	34,679	49
*	Judo Capital Holdings Ltd.	79,207	47
*	Syrah Resources Ltd.	122,456	46
*	Tyro Payments Ltd.	50,654	46
	Oceania Healthcare Ltd.	101,609	46
*,1	AVZ Minerals Ltd.	358,175	45
	Myer Holdings Ltd.	102,436	44
	SmartGroup Corp. Ltd.	7,607	42
*	Alkane Resources Ltd.	96,939	42
*	Imugene Ltd.	915,985	40
*	OFX Group Ltd.	33,880	38
	Select Harvests Ltd.	13,463	37
*	Kogan.com Ltd.	10,546	37
*	Vulcan Energy Resources Ltd.	16,396	36
	GWA Group Ltd.	28,131	35
	Emeco Holdings Ltd.	81,576	35
	Mayne Pharma Group Ltd.	14,939	35
*	Aussie Broadband Ltd.	15,404	35
	G8 Education Ltd.	46,012	34
	Regis Healthcare Ltd.	20,849	34
*	Superloop Ltd.	75,487	34
*,3	Lake Resources NL	230,973	33
*	Seven West Media Ltd.	166,120	32
*	EML Payments Ltd.	43,095	32
	Integral Diagnostics Ltd.	16,490	32
	Cedar Woods Properties Ltd.	8,900	31
	Australian Ethical Investment Ltd.	10,797	31
	PWR Holdings Ltd.	4,495	31
*,3	Mesoblast Ltd.	92,240	30
	MyState Ltd.	13,978	30
*	Argosy Minerals Ltd.	181,256	30
	Bravura Solutions Ltd.	55,130	27
*,3	Zip Co. Ltd.	133,731	27
*,3	BrainChip Holdings Ltd.	130,435	27
*	Abacus Storage King	33,633	27
*	Praemium Ltd.	55,192	26
		Shares	Market Value• ($000)
*	Australian Agricultural Co. Ltd.	26,373	25
*	Mount Gibson Iron Ltd.	86,412	25
*	Neometals Ltd.	75,493	25
*	Ardent Leisure Group Ltd.	67,417	24
	Solvar Ltd.	28,545	24
	Abacus Group	30,860	24
*,3	Novonix Ltd.	36,080	23
	29Metals Ltd. (XASX)	37,737	21
*	Opthea Ltd.	75,888	21
	Australian Clinical Labs Ltd.	10,261	20
	Cromwell Property Group	61,810	19
*	St. Barbara Ltd.	148,272	19
*	Aurelia Metals Ltd.	272,344	16
*	Appen Ltd.	15,792	16
*	Paradigm Biopharmaceuticals Ltd.	39,491	16
	Australian Finance Group Ltd.	13,403	14
*	Fineos Corp. Ltd.	9,886	13
*	Australian Strategic Materials Ltd.	10,534	12
*	Jervois Global Ltd.	380,965	12
	SG Fleet Group Ltd.	6,490	11
*	Incannex Healthcare Ltd.	207,332	11
	Jupiter Mines Ltd.	74,019	10
*	29Metals Ltd.	17,153	10
*	Bubs Australia Ltd.	75,873	9
	Growthpoint Properties Australia Ltd.	4,631	8
	Dicker Data Ltd.	1,282	8
	Southern Cross Media Group Ltd.	13,677	7
*	Navigator Global Investments Ltd.	7,694	7
*	Andromeda Metals Ltd.	324,268	6
	Humm Group Ltd.	18,121	5
*	Starpharma Holdings Ltd. Class A	37,635	4
*,1	AMA Group Ltd.	35,873	3
*	Pact Group Holdings Ltd.	2,475	1
			163,680
Austria (0.2%)
	Erste Group Bank AG	56,902	2,030
[2]	BAWAG Group AG	15,091	711
	ANDRITZ AG	10,657	566
	Wienerberger AG	20,343	560
*	Raiffeisen Bank International AG	23,677	340
	Oesterreichische Post AG	5,524	190
[3]	AT&S Austria Technologie & Systemtechnik AG	4,104	146
*,3	Lenzing AG	3,024	143

9

ESG International Stock ETF
		Shares	Market Value• ($000)
	CA Immobilien Anlagen AG	4,074	135
	UNIQA Insurance Group AG	16,104	130
	Vienna Insurance Group AG Wiener Versicherung Gruppe	3,955	106
	DO & CO AG	852	99
	Telekom Austria AG Class A	12,522	94
*	IMMOFINANZ AG	4,805	92
	Strabag SE	1,095	47
	Palfinger AG	963	26
	Porr AG	657	9
	Agrana Beteiligungs AG	168	3
			5,427
Belgium (0.6%)
*	Argenx SE	9,617	4,833
	KBC Group NV	41,483	2,722
	UCB SA	20,803	1,866
	Solvay SA	12,823	1,485
	Ageas SA/NV	30,584	1,216
	Groupe Bruxelles Lambert NV	14,265	1,149
	Elia Group SA/NV	7,212	831
	Warehouses De Pauw CVA	27,331	781
	Ackermans & van Haaren NV	4,828	760
	Aedifica SA	10,287	689
	Sofina SA	2,439	548
	D'ieteren Group	3,331	544
	Lotus Bakeries NV	62	489
	Cofinimmo SA	6,111	476
	Euronav NV	21,758	379
	KBC Ancora	8,453	375
	Etablissements Franz Colruyt NV	7,595	290
	Melexis NV	2,735	258
	Bekaert SA	4,289	203
	Xior Student Housing NV	6,903	202
	Proximus SADP	25,171	190
	Barco NV	8,369	180
	Montea NV	1,805	145
	VGP NV	1,391	145
	Shurgard Self Storage Ltd.	3,065	141
	Fagron	7,403	132
	Gimv NV	2,791	128
	Deme Group NV	677	79
*	Ontex Group NV	8,272	67
	Kinepolis Group NV	1,404	67
	bpost SA	12,398	58
*	AGFA-Gevaert NV	25,005	57
	Retail Estates NV	838	52
	Wereldhave Belgium Comm VA	768	39
	Econocom Group SA/NV	12,005	36
		Shares	Market Value• ($000)
	Telenet Group Holding NV	833	19
	Van de Velde NV	515	19
			21,650
Brazil (0.9%)
	B3 SA - Brasil Bolsa Balcao	961,730	2,511
	WEG SA	244,262	1,770
	Localiza Rent a Car SA	137,136	1,752
	Banco do Brasil SA	140,204	1,334
	Banco BTG Pactual SA	190,200	1,247
	Suzano SA	117,825	1,193
	Raia Drogasil SA	177,860	987
	Equatorial Energia SA	150,977	965
	Rumo SA	196,579	887
	Banco Bradesco SA	298,735	799
[2]	Rede D'Or Sao Luiz SA	127,830	740
	Itau Unibanco Holding SA	148,500	699
	BB Seguridade Participacoes SA	111,200	682
*,2	Hapvida Participacoes e Investimentos SA	777,874	669
	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	52,630	616
	Klabin SA	125,900	579
	Telefonica Brasil SA	69,000	576
	Sendas Distribuidora SA	220,139	516
	Lojas Renner SA	152,542	494
	CCR SA	192,758	485
*	Natura & Co. Holding SA	156,287	479
	Hypera SA	59,700	470
	TOTVS SA	69,988	392
*	BRF SA	212,863	389
	Cia Energetica de Minas Gerais	97,563	388
	Energisa SA	40,300	375
	TIM SA	115,300	336
	Transmissora Alianca de Energia Eletrica SA	48,000	332
	Aliansce Sonae Shopping Centers SA	72,180	332
	Banco Santander Brasil SA	56,032	307
[2]	GPS Participacoes e Empreendimentos SA	77,500	289
*	Magazine Luiza SA	496,916	277
	Cia Siderurgica Nacional SA	96,334	236
	Sao Martinho SA	31,500	230
	Cia de Saneamento do Parana	49,500	226
	Tres Tentos Agroindustrial SA	83,800	225
	Santos Brasil Participacoes SA	123,581	215
	Fleury SA	69,999	209
	Alupar Investimento SA	35,376	202
	YDUQS Participacoes SA	48,200	198

10

ESG International Stock ETF
		Shares	Market Value• ($000)
	M Dias Branco SA	25,000	188
	Atacadao SA	84,300	175
*	Multiplan Empreendimentos Imobiliarios SA	34,700	173
*	Porto Seguro SA	32,200	170
*	Cogna Educacao SA	276,700	163
	Auren Energia SA	58,032	159
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	34,200	155
	Cia de Saneamento de Minas Gerais Copasa MG	40,200	145
	Arezzo Industria e Comercio SA	9,500	136
	SLC Agricola SA	16,610	135
	Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	54,093	128
	Fras-Le SA	44,500	123
*	Omega Energia SA	60,353	122
*	IRB-Brasil Resseguros SA	13,936	121
	Cielo SA	158,700	119
	Mahle Metal Leve SA	12,100	117
*	Grupo Mateus SA	85,700	116
	SIMPAR SA	58,300	115
*	AES Brasil Energia SA	48,377	108
	MRV Engenharia e Participacoes SA	45,800	105
[2]	Locaweb Servicos de Internet SA	69,900	100
	Grupo De Moda Soma SA	65,888	100
*	Hidrovias do Brasil SA	121,500	97
	Vulcabras Azaleia SA	24,400	97
	EcoRodovias Infraestrutura e Logistica SA	63,100	96
	Odontoprev SA	44,610	93
	Direcional Engenharia SA	21,877	89
	JHSF Participacoes SA	92,000	89
	Dexco SA	55,418	89
	CM Hospitalar SA	23,000	89
	Iguatemi SA	20,512	85
	Mills Estruturas e Servicos de Engenharia SA	32,200	82
	Movida Participacoes SA	30,400	76
	Vivara Participacoes SA	13,800	76
	Grendene SA	53,800	74
	Camil Alimentos SA	43,400	74
	Marfrig Global Foods SA	48,705	73
*	Smartfit Escola de Ginastica e Danca SA	17,300	72
	Wilson Sons Holdings Brasil SA	28,300	72
*	Oncoclinicas do Brasil Servicos Medicos SA	28,700	70
		Shares	Market Value• ($000)
	Pet Center Comercio e Participacoes SA	62,300	69
	Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	15,600	69
	Minerva SA	39,707	67
*	Log-in Logistica Intermodal SA	8,300	67
	Ez Tec Empreendimentos e Participacoes SA	14,200	63
*	Via SA	236,200	61
*	Zamp SA	54,706	61
	LOG Commercial Properties e Participacoes SA	15,667	59
	Caixa Seguridade Participacoes SA	26,100	57
	BrasilAgro - Co. Brasileira de Propriedades Agricolas	10,900	52
	Iochpe Maxion SA	16,900	47
	Tupy SA	8,800	46
*	Anima Holding SA	62,413	46
*	Lojas Quero Quero SA	44,000	43
	Usinas Siderurgicas de Minas Gerais SA Usiminas	30,700	43
	Hospital Mater Dei SA	21,700	42
	CSN Mineracao SA	44,600	39
	Empreendimentos Pague Menos SA	47,279	37
	Wiz Co.	31,400	37
*	Multilaser Industrial SA	58,000	36
*	Guararapes Confeccoes SA	26,100	33
	Ambipar Participacoes e Empreendimentos SA	7,800	33
	Blau Farmaceutica SA	9,300	33
*	CVC Brasil Operadora e Agencia de Viagens SA	63,210	32
	Grupo SBF SA	22,200	32
	Armac Locacao Logistica E Servicos SA	12,400	32
*	Infracommerce CXAAS SA	80,894	31
	Bradespar SA	6,300	27
*	Cia Brasileira de Distribuicao	22,800	23
	BRPR Corporate Offices Fundo de Investimento Imobiliario	1,637	22
*,2	Meliuz SA	13,300	18
	Qualicorp Consultoria e Corretora de Seguros SA	24,900	17
	Cia Brasileira de Aluminio	19,100	17
	BR Properties SA	65	5
			31,470

11

ESG International Stock ETF
		Shares	Market Value• ($000)
Canada (6.5%)
	Royal Bank of Canada	229,119	20,643
	Toronto-Dominion Bank	301,126	18,368
	Canadian Pacific Kansas City Ltd.	154,151	12,237
*	Shopify Inc. Class A (XNYS)	182,038	12,110
	Canadian National Railway Co.	98,747	11,123
	Bank of Montreal	116,015	9,992
	Bank of Nova Scotia	196,788	9,338
	Waste Connections Inc.	43,099	5,909
	Canadian Imperial Bank of Commerce	142,948	5,664
	Manulife Financial Corp.	305,544	5,649
	Nutrien Ltd.	83,249	5,273
	Sun Life Financial Inc.	94,735	4,621
	Franco-Nevada Corp.	31,872	4,592
	Intact Financial Corp.	28,630	4,036
	National Bank of Canada	54,096	3,770
*	CGI Inc.	36,156	3,770
	Thomson Reuters Corp.	29,154	3,754
	Agnico Eagle Mines Ltd.	76,348	3,707
	Restaurant Brands International Inc.	51,791	3,597
	Wheaton Precious Metals Corp.	75,729	3,303
	Dollarama Inc.	46,477	3,013
	Fairfax Financial Holdings Ltd.	3,464	2,857
[3]	Magna International Inc.	44,743	2,632
	First Quantum Minerals Ltd.	92,956	2,497
	Loblaw Cos. Ltd.	26,177	2,273
	BCE Inc.	47,276	2,003
	TFI International Inc.	13,821	1,883
	RB Global Inc.	30,267	1,872
	Metro Inc. Class A	35,664	1,838
	Open Text Corp.	45,382	1,829
[2]	Hydro One Ltd.	52,362	1,361
	George Weston Ltd.	12,106	1,343
	TELUS Corp.	72,298	1,270
	Canadian Apartment Properties REIT	34,435	1,235
	Toromont Industries Ltd.	14,784	1,213
[3]	Great-West Lifeco Inc.	39,375	1,131
*	Descartes Systems Group Inc.	14,526	1,089
	Kinross Gold Corp.	208,755	1,060
	West Fraser Timber Co. Ltd.	13,726	1,038
	Element Fleet Management Corp.	67,251	1,034
	iA Financial Corp. Inc.	16,482	1,034
	FirstService Corp.	6,743	1,020
[3]	RioCan REIT	66,007	943
	Gildan Activewear Inc.	31,067	927
	Saputo Inc.	42,427	917
	Lundin Mining Corp.	117,702	913
	TMX Group Ltd.	40,580	898
	Alamos Gold Inc. Class A	69,010	888
		Shares	Market Value• ($000)
*	Ivanhoe Mines Ltd. Class A	96,305	857
	GFL Environmental Inc. (XTSE)	26,107	846
	Finning International Inc.	25,054	787
[3]	Brookfield Infrastructure Corp. Class A	18,102	704
[3]	Granite REIT	11,733	654
	Choice Properties REIT	66,473	645
*	Kinaxis Inc.	5,069	625
	Onex Corp.	9,962	615
	Colliers International Group Inc.	5,008	579
	B2Gold Corp.	187,337	577
	Boyd Group Services Inc.	3,134	565
*	Air Canada	32,929	556
	SSR Mining Inc.	36,474	541
	First Capital REIT	53,238	541
	Boardwalk REIT	10,324	522
*	BlackBerry Ltd.	90,195	503
	Premium Brands Holdings Corp. Class A	6,335	487
	SmartCentres REIT	27,304	486
	BRP Inc.	6,256	478
	H&R REIT	59,836	458
*	Shopify Inc. Class A (XTSE)	6,844	455
*	Bausch Health Cos. Inc.	53,296	445
	Stella-Jones Inc.	8,311	403
	CI Financial Corp.	31,079	399
	Primo Water Corp.	26,016	397
	Canadian Western Bank	20,195	393
	Chartwell Retirement Residences	50,807	386
*	Celestica Inc.	15,839	369
	Methanex Corp.	8,435	359
*	Lightspeed Commerce Inc.	21,578	352
	Osisko Gold Royalties Ltd. (XTSE)	25,999	347
	Dream Industrial REIT	33,864	346
	Linamar Corp.	6,420	337
	Tricon Residential Inc.	38,778	329
*	Capstone Copper Corp.	70,152	327
	Definity Financial Corp.	11,640	320
	Laurentian Bank of Canada	11,561	314
	Quebecor Inc. Class B	12,625	289
	Innergex Renewable Energy Inc.	29,970	286
*	Eldorado Gold Corp.	28,302	270
	First Majestic Silver Corp.	42,517	261
*	Lithium Americas Corp.	14,225	261
*	Aritzia Inc.	13,983	257
	Boralex Inc. Class A	10,175	247
	Hudbay Minerals Inc.	48,994	244
	OceanaGold Corp.	110,605	239
[3]	Russel Metals Inc.	7,942	236
	Home Capital Group Inc. Class B	7,115	233

12

ESG International Stock ETF
		Shares	Market Value• ($000)
	Maple Leaf Foods Inc.	10,553	227
	Lundin Gold Inc.	18,898	227
	IGM Financial Inc.	7,611	217
	Cascades Inc.	22,753	214
*	IAMGOLD Corp.	85,888	213
[3]	Artis REIT	40,464	210
*	Equinox Gold Corp.	41,311	208
	Primaris REIT	20,999	208
	Centerra Gold Inc.	34,244	205
[2]	Nuvei Corp.	10,326	186
	NorthWest Healthcare Properties REIT	34,462	174
*	Novagold Resources Inc.	41,492	172
	North West Co. Inc.	7,625	172
	Superior Plus Corp.	22,502	170
	Cargojet Inc.	2,180	155
*	Torex Gold Resources Inc.	13,218	153
*	Ballard Power Systems Inc.	36,402	153
	Enghouse Systems Ltd.	6,219	141
*	Canada Goose Holdings Inc.	7,896	124
	Westshore Terminals Investment Corp.	5,700	123
*	Canfor Corp.	7,130	110
	GFL Environmental Inc.	3,333	108
	Mullen Group Ltd.	9,776	103
	Transcontinental Inc. Class A	8,395	82
	Winpak Ltd.	2,273	67
	Dye & Durham Ltd.	3,941	53
	Osisko Gold Royalties Ltd.	2,950	39
	Cogeco Communications Inc.	300	15
	First National Financial Corp.	384	11
			218,834
Chile (0.1%)
	Banco de Chile	7,050,726	769
	Banco Santander Chile	9,674,923	463
	Cencosud SA	190,545	408
	Sociedad Quimica y Minera de Chile SA ADR	6,122	383
	Empresas CMPC SA	177,691	323
	Falabella SA	124,894	308
	Banco de Credito e Inversiones SA	8,621	248
	Cia Sud Americana de Vapores SA	2,906,540	194
	Parque Arauco SA	127,417	189
	Banco Itau Chile SA	13,395	147
	SMU SA	775,148	144
	Aguas Andinas SA Class A	389,042	133
	Inversiones Aguas Metropolitanas SA	151,407	123
	Cencosud Shopping SA	66,503	111
	CAP SA	15,639	110
		Shares	Market Value• ($000)
	SONDA SA	206,981	104
	Empresa Nacional de Telecomunicaciones SA	25,073	94
	Inversiones La Construccion SA	13,884	88
	Sociedad de Inversiones Oro Blanco SA	7,537,247	61
	Ripley Corp. SA	158,688	35
	Plaza SA	20,224	31
			4,466
China (7.4%)
*	Alibaba Group Holding Ltd.	2,868,100	33,288
*,2	Meituan Class B	891,055	14,746
	China Construction Bank Corp. Class H	15,471,000	8,278
*	PDD Holdings Inc. ADR	72,586	7,184
	JD.com Inc. Class A	393,203	6,530
	NetEase Inc.	305,115	6,321
	Industrial & Commercial Bank of China Ltd. Class H	13,354,000	6,123
	Ping An Insurance Group Co. of China Ltd. Class H	994,000	5,951
*,2	Xiaomi Corp. Class B	2,466,000	3,887
*	Li Auto Inc. Class A	176,336	3,671
	Bank of China Ltd. Class H	10,784,000	3,655
*,2	Kuaishou Technology	437,100	3,578
	Yum China Holdings Inc. (XHKG)	65,950	3,506
*	Trip.com Group Ltd.	88,748	3,495
*,2	Wuxi Biologics Cayman Inc.	595,237	3,356
	China Merchants Bank Co. Ltd. Class H	709,000	2,808
	ANTA Sports Products Ltd.	210,200	2,370
*	NIO Inc. ADR	201,255	2,067
	China Resources Land Ltd.	456,000	1,927
	China Life Insurance Co. Ltd. Class H	1,248,000	1,892
*	KE Holdings Inc. ADR	106,689	1,835
	ZTO Express Cayman Inc.	73,893	1,834
	China Mengniu Dairy Co. Ltd.	537,120	1,806
	Li Ning Co. Ltd.	376,678	1,780
*	BeiGene Ltd.	105,800	1,697
[2]	Nongfu Spring Co. Ltd. Class H	296,200	1,664
*	XPeng Inc. Class A	181,500	1,631
	Contemporary Amperex Technology Co. Ltd. Class A	50,263	1,630
*	H World Group Ltd. ADR	36,070	1,453
	China Overseas Land & Investment Ltd.	669,500	1,411

13

ESG International Stock ETF
		Shares	Market Value• ($000)
	Shenzhou International Group Holdings Ltd.	132,184	1,354
	Agricultural Bank of China Ltd. Class A	2,806,600	1,332
	PICC Property & Casualty Co. Ltd. Class H	1,146,000	1,318
*	New Oriental Education & Technology Group Inc.	229,890	1,247
	Geely Automobile Holdings Ltd.	940,900	1,168
	Ping An Insurance Group Co. of China Ltd. Class A	172,400	1,156
	CSPC Pharmaceutical Group Ltd.	1,481,280	1,113
*,2	Innovent Biologics Inc.	236,500	1,058
	Haier Smart Home Co. Ltd. Class A	324,100	1,045
	ENN Energy Holdings Ltd.	131,300	1,030
	Agricultural Bank of China Ltd. Class H	2,884,000	989
*	Vipshop Holdings Ltd. ADR	60,935	962
*,2	JD Health International Inc.	170,750	921
[2]	Postal Savings Bank of China Co. Ltd. Class H	1,863,000	919
	Sunny Optical Technology Group Co. Ltd.	112,000	914
	Bank of China Ltd. Class A	1,763,100	907
	China Yangtze Power Co. Ltd. Class A	266,900	808
[2]	China Tower Corp. Ltd. Class H	8,276,000	801
*	Kanzhun Ltd. ADR	52,544	778
	China Pacific Insurance Group Co. Ltd. Class H	337,200	771
	China Merchants Bank Co. Ltd. Class A	176,100	764
	CITIC Securities Co. Ltd. Class H	389,537	761
*	Full Truck Alliance Co. Ltd. ADR	108,222	725
	Sino Biopharmaceutical Ltd.	1,804,000	685
[2]	Longfor Group Holdings Ltd.	322,800	681
*	Kingdee International Software Group Co. Ltd.	440,000	680
	Sinopharm Group Co. Ltd. Class H	221,300	642
	China Pacific Insurance Group Co. Ltd. Class A	165,900	632
	Xinyi Solar Holdings Ltd.	738,000	616
		Shares	Market Value• ($000)
	Bank of Communications Co. Ltd. Class H	1,074,000	615
*	Bilibili Inc.	39,483	597
	Kingsoft Corp. Ltd.	148,600	592
	COSCO SHIPPING Holdings Co. Ltd. Class H	572,400	587
	GCL Technology Holdings Ltd.	3,355,000	581
	China Gas Holdings Ltd.	557,633	569
[2]	WuXi AppTec Co. Ltd. Class H	50,536	554
*	Alibaba Health Information Technology Ltd.	926,000	547
*	TAL Education Group ADR	75,854	535
	ZTE Corp. Class H	165,800	534
	People's Insurance Co. Group of China Ltd. Class H	1,554,000	529
[2]	China International Capital Corp. Ltd. Class H	274,800	528
	Yangzijiang Shipbuilding Holdings Ltd.	412,700	516
	Tingyi Cayman Islands Holding Corp.	344,000	505
*,2	SenseTime Group Inc. Class B	2,524,000	501
	China CITIC Bank Corp. Ltd. Class H	1,123,000	500
	Hengan International Group Co. Ltd.	134,000	497
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	13,182	489
	China Tourism Group Duty Free Corp. Ltd. Class A	32,020	479
	Industrial Bank Co. Ltd. Class A	216,800	470
*	Tongcheng Travel Holdings Ltd.	207,200	464
	Bank of Communications Co. Ltd. Class A	583,600	444
	New China Life Insurance Co. Ltd. Class H	174,900	438
	Foxconn Industrial Internet Co. Ltd. Class A	143,900	432
	China Resources Gas Group Ltd.	153,600	431
	Industrial & Commercial Bank of China Ltd. Class A	678,900	430
	Wanhua Chemical Group Co. Ltd. Class A	33,372	429

14

ESG International Stock ETF
		Shares	Market Value• ($000)
	China National Building Material Co. Ltd. Class H	840,000	427
	China Hongqiao Group Ltd.	428,500	427
[2]	Fuyao Glass Industry Group Co. Ltd. Class H	92,400	418
[3]	Country Garden Services Holdings Co. Ltd.	358,646	417
	Haier Smart Home Co. Ltd. Class H	133,200	413
*	Zai Lab Ltd.	155,370	405
	Haitong Securities Co. Ltd. Class H	651,200	404
	WuXi AppTec Co. Ltd. Class A	35,164	394
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	395,200	393
[2]	China Resources Mixc Lifestyle Services Ltd.	90,800	392
	China Vanke Co. Ltd. Class H	331,200	386
	China Medical System Holdings Ltd.	267,000	385
[2]	CSC Financial Co. Ltd. Class H	356,000	379
[2]	Pop Mart International Group Ltd.	116,600	379
	Jiangsu Hengrui Pharmaceuticals Co. Ltd. Class A	65,800	378
	CITIC Securities Co. Ltd. Class A	121,645	371
*,2	JD Logistics Inc.	276,400	368
	Yuexiu Property Co. Ltd.	296,280	367
	Weichai Power Co. Ltd. Class H	281,000	364
*,2	ZhongAn Online P&C Insurance Co. Ltd. Class H	122,800	364
*	MINISO Group Holding Ltd. ADR	13,882	360
*	Genscript Biotech Corp.	154,000	359
[2]	Topsports International Holdings Ltd.	440,000	358
*,2	Akeso Inc.	80,000	351
	Great Wall Motor Co. Ltd. Class A	96,000	344
	Luxshare Precision Industry Co. Ltd. Class A	75,899	343
	Zhuzhou CRRC Times Electric Co. Ltd. Class H	98,200	342
*,2	East Buy Holding Ltd.	66,500	337
	Kingboard Holdings Ltd.	148,000	336
	China Galaxy Securities Co. Ltd. Class H	619,000	333
		Shares	Market Value• ($000)
	CRRC Corp. Ltd. Class A	395,300	322
	Minth Group Ltd.	108,000	321
	China Minsheng Banking Corp. Ltd. Class H	977,000	314
	China Taiping Insurance Holdings Co. Ltd.	296,600	312
	Muyuan Foods Co. Ltd. Class A	55,912	311
[2]	Yadea Group Holdings Ltd.	162,000	311
[2]	Huatai Securities Co. Ltd. Class H	232,400	306
	LONGi Green Energy Technology Co. Ltd. Class A	83,932	306
	SF Holding Co. Ltd. Class A	51,100	305
	CMOC Group Ltd. Class A	385,700	303
[2]	Hygeia Healthcare Holdings Co. Ltd.	59,745	302
[2]	Ganfeng Lithium Group Co. Ltd. Class H	63,000	301
	Ping An Bank Co. Ltd. Class A	196,800	300
	China Everbright Bank Co. Ltd. Class H	1,004,000	289
	Foshan Haitian Flavouring & Food Co. Ltd. Class A	53,760	289
	C&D International Investment Group Ltd.	112,000	285
	Shanghai Pudong Development Bank Co. Ltd. Class A	295,300	283
	TravelSky Technology Ltd. Class H	156,000	279
	Beijing Kingsoft Office Software Inc. Class A	5,137	278
[2]	Guotai Junan Securities Co. Ltd. Class H	228,800	268
	Autohome Inc. ADR	9,228	267
	China Conch Venture Holdings Ltd.	269,500	265
	Jiangxi Copper Co. Ltd. Class H	168,000	262
*	Microport Scientific Corp.	151,300	259
	Great Wall Motor Co. Ltd. Class H	217,500	258
	China CITIC Bank Corp. Ltd. Class A	340,800	256
	Shenzhen Inovance Technology Co. Ltd. Class A	27,000	253
[2]	3SBio Inc.	302,500	253
	China Minsheng Banking Corp. Ltd. Class A	477,700	248

15

ESG International Stock ETF
		Shares	Market Value• ($000)
	Aier Eye Hospital Group Co. Ltd. Class A	99,448	246
*,3	Country Garden Holdings Co. Ltd.	2,160,000	245
	GF Securities Co. Ltd. Class A	118,500	245
	China Overseas Property Holdings Ltd.	205,000	245
	Weichai Power Co. Ltd. Class A	149,000	241
	Fuyao Glass Industry Group Co. Ltd. Class A	46,000	240
	Zhaojin Mining Industry Co. Ltd. Class H	171,000	239
*	HUTCHMED China Ltd.	77,500	238
	Poly Developments & Holdings Group Co. Ltd. Class A	122,600	236
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	6,200	235
	Zhejiang Expressway Co. Ltd. Class H	312,000	233
	JOYY Inc. ADR	6,748	232
	Far East Horizon Ltd.	336,000	230
*	GDS Holdings Ltd. Class A	154,541	229
	CRRC Corp. Ltd. Class H	459,000	226
[2]	Jiumaojiu International Holdings Ltd.	141,000	226
	Shandong Gold Mining Co. Ltd. Class A	62,660	224
	NAURA Technology Group Co. Ltd. Class A	6,006	223
*,3	Canadian Solar Inc.	7,929	222
	Sungrow Power Supply Co. Ltd. Class A	16,218	222
	Zoomlion Heavy Industry Science & Technology Co. Ltd. Class H	463,800	221
	BOE Technology Group Co. Ltd. Class A	398,100	219
	Sany Heavy Equipment International Holdings Co. Ltd.	140,000	218
	Hello Group Inc. ADR	25,303	218
*	JinkoSolar Holding Co. Ltd. ADR	6,437	216
	Inner Mongolia Yili Industrial Group Co. Ltd. Class A	60,600	216
*,2	Ping An Healthcare & Technology Co. Ltd.	86,230	215
	China Cinda Asset Management Co. Ltd. Class H	2,192,000	215
	Bosideng International Holdings Ltd.	544,000	213
		Shares	Market Value• ($000)
	Xtep International Holdings Ltd.	212,000	210
	China United Network Communications Ltd. Class A	293,300	210
[2]	China Resources Pharmaceutical Group Ltd.	311,000	208
	Shanghai Pharmaceuticals Holding Co. Ltd. Class H	126,700	208
	Tongwei Co. Ltd. Class A	47,208	208
*	Chindata Group Holdings Ltd. ADR	24,842	208
	China Vanke Co. Ltd. Class A	110,700	207
	Beijing Enterprises Water Group Ltd.	878,000	202
	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	86,000	202
	China Everbright Environment Group Ltd.	544,000	198
	Haitong Securities Co. Ltd. Class A	143,700	194
	Haitian International Holdings Ltd.	90,000	193
	SAIC Motor Corp. Ltd. Class A	97,700	193
	Guangzhou Automobile Group Co. Ltd. Class H	364,000	192
[2]	Hansoh Pharmaceutical Group Co. Ltd.	148,000	192
	Iflytek Co. Ltd. Class A	25,100	189
	Sinotruk Hong Kong Ltd.	101,500	188
	CMOC Group Ltd. Class H	309,000	184
*	Air China Ltd. Class A	154,300	183
*,2	Weimob Inc.	350,000	183
*	China Ruyi Holdings Ltd.	680,000	180
	COSCO SHIPPING Ports Ltd.	290,000	179
	Fu Shou Yuan International Group Ltd.	241,000	179
	Flat Glass Group Co. Ltd. Class A	42,100	178
	Hangzhou Tigermed Consulting Co. Ltd. Class A	19,400	177
*,2	Hua Hong Semiconductor Ltd.	66,757	174
	Shenzhen Transsion Holdings Co. Ltd. Class A	8,643	174
	Chongqing Zhifei Biological Products Co. Ltd. Class A	28,600	173

16

ESG International Stock ETF
		Shares	Market Value• ($000)
	China Communications Services Corp. Ltd. Class H	380,000	171
*	China Southern Airlines Co. Ltd. Class A	197,500	171
	Shenzhen International Holdings Ltd.	238,500	170
	FinVolution Group ADR	33,549	168
	COSCO SHIPPING Holdings Co. Ltd. Class A	124,180	167
	Sany Heavy Industry Co. Ltd. Class A	78,000	166
	Hisense Home Appliances Group Co. Ltd. Class H	62,000	164
	Huatai Securities Co. Ltd. Class A	74,500	163
*,2	Keymed Biosciences Inc.	24,000	163
	Greentown China Holdings Ltd.	136,500	162
	Grand Pharmaceutical Group Ltd.	311,500	161
	GF Securities Co. Ltd. Class H	111,400	159
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H	56,000	157
	Chongqing Changan Automobile Co. Ltd. Class A	89,718	155
	Shoucheng Holdings Ltd.	663,600	155
	Dongyue Group Ltd.	180,000	154
	TCL Zhonghuan Renewable Energy Technology Co. Ltd. Class A	43,750	154
	China Traditional Chinese Medicine Holdings Co. Ltd.	390,000	152
	Hangzhou Steam Turbine Power Group Co. Ltd. Class B	143,237	152
*,2	Luye Pharma Group Ltd.	411,000	151
	Jiangsu Expressway Co. Ltd. Class H	166,000	150
	Focus Media Information Technology Co. Ltd. Class A	141,800	150
	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	39,300	150
	Canvest Environmental Protection Group Co. Ltd.	281,000	150
*	Advanced Micro-Fabrication Equipment Inc. China Class A	6,958	146
		Shares	Market Value• ($000)
[2]	China Tourism Group Duty Free Corp. Ltd. Class H	10,900	146
	Yihai International Holding Ltd.	77,000	144
	China Jinmao Holdings Group Ltd.	1,010,000	143
*	EHang Holdings Ltd. ADR	7,225	143
*	Qinghai Salt Lake Industry Co. Ltd. Class A	57,500	141
[1,2]	Dali Foods Group Co. Ltd.	292,500	140
	JA Solar Technology Co. Ltd. Class A	36,639	140
	Lufax Holding Ltd. ADR	115,893	140
	Eve Energy Co. Ltd. Class A	20,300	138
[2]	Orient Securities Co. Ltd. Class H	247,600	137
	Nine Dragons Paper Holdings Ltd.	245,000	136
	China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	72,200	135
[2]	Shandong Gold Mining Co. Ltd. Class H	67,100	135
*	Beijing Capital International Airport Co. Ltd. Class H	256,000	134
	Yum China Holdings Inc.	2,493	134
*	Lifetech Scientific Corp.	432,000	134
	Pharmaron Beijing Co. Ltd. Class A	32,820	134
	Kingboard Laminates Holdings Ltd.	160,500	133
*	Alibaba Pictures Group Ltd.	2,010,000	133
	Fufeng Group Ltd.	250,000	133
	Consun Pharmaceutical Group Ltd.	202,000	133
	Uni-President China Holdings Ltd.	179,000	132
	China Merchants Securities Co. Ltd. Class A	66,620	130
	Guangzhou Automobile Group Co. Ltd. Class A	93,700	130
	Bank of Shanghai Co. Ltd. Class A	158,000	129
	China Education Group Holdings Ltd.	151,000	128
	Tianqi Lithium Corp. Class A	15,916	126
*,2	New Horizon Health Ltd.	56,500	125
	Tianqi Lithium Corp. Class H	22,400	123
	Huaxia Bank Co. Ltd. Class A	160,400	122

17

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Air China Ltd. Class H	164,000	121
	Chongqing Rural Commercial Bank Co. Ltd. Class H	343,000	121
*	Shanghai International Airport Co. Ltd. Class A	22,376	121
*,2	Remegen Co. Ltd. Class H	26,000	121
	Chongqing Changan Automobile Co. Ltd. Class B	275,392	120
	JCET Group Co. Ltd. Class A	26,900	120
*,2	Jinxin Fertility Group Ltd.	237,000	119
	China Resources Cement Holdings Ltd.	354,000	117
	ZTE Corp. Class A	23,900	116
	Tianneng Power International Ltd.	108,000	115
	Ganfeng Lithium Group Co. Ltd. Class A	17,694	115
	China Construction Bank Corp. Class A	139,600	115
*,2	Alphamab Oncology	105,000	115
	China Nonferrous Mining Corp. Ltd.	213,000	115
*	Unigroup Guoxin Microelectronics Co. Ltd. Class A	8,959	114
	Will Semiconductor Co. Ltd. Shanghai Class A	9,045	114
	Imeik Technology Development Co. Ltd. Class A	1,900	114
*	Xinte Energy Co. Ltd. Class H	64,400	114
	SSY Group Ltd.	212,000	113
[2]	Meitu Inc.	292,000	112
	Shenwan Hongyuan Group Co. Ltd. Class A	186,400	111
	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	14,400	111
	China Water Affairs Group Ltd.	144,000	110
	Central China Securities Co. Ltd. Class H	698,000	110
	Trina Solar Co. Ltd. Class A	23,655	110
[2]	BAIC Motor Corp. Ltd. Class H	392,500	109
	Everbright Securities Co. Ltd. Class A	46,500	109
	China Suntien Green Energy Corp. Ltd. Class H	308,000	108
*	Gushengtang Holdings Ltd.	20,300	108
	China Everbright Bank Co. Ltd. Class A	253,300	105
		Shares	Market Value• ($000)
*	Golden Solar New Energy Technology Holdings Ltd.	122,000	105
	Yangzijiang Financial Holding Ltd.	389,200	105
	Yuexiu REIT	541,206	101
	Guangdong Haid Group Co. Ltd. Class A	15,200	101
	Jiangxi Copper Co. Ltd. Class A	39,000	101
*	Kingsoft Cloud Holdings Ltd. ADR	17,554	100
	Hundsun Technologies Inc. Class A	20,080	99
	Yonyou Network Technology Co. Ltd. Class A	39,600	99
*	Guangshen Railway Co. Ltd. Class H	426,000	98
*,2	InnoCare Pharma Ltd.	115,000	97
	Sinopec Engineering Group Co. Ltd. Class H	208,500	96
	Inspur Electronic Information Industry Co. Ltd. Class A	17,800	95
*	XD Inc.	43,000	95
*,2	China Huarong Asset Management Co. Ltd. Class H	2,034,000	93
	Zhejiang Huayou Cobalt Co. Ltd. Class A	16,900	93
	Citic Pacific Special Steel Group Co. Ltd. Class A	48,000	93
*	Hopson Development Holdings Ltd.	152,474	93
	Noah Holdings Ltd. ADR	6,639	92
	China Resources Medical Holdings Co. Ltd.	124,500	92
	Jiangsu Expressway Co. Ltd. Class A	68,400	91
	Jiangsu Jiangyin Rural Commercial Bank Co. Ltd. Class A	175,900	90
*	China Eastern Airlines Corp. Ltd. Class H	252,000	89
	Towngas Smart Energy Co. Ltd.	211,000	89
	Sinotrans Ltd. Class A	114,000	89
*	Huangshan Tourism Development Co. Ltd. Class B	122,860	88
	Vinda International Holdings Ltd.	38,000	88
*,2	Shanghai Junshi Biosciences Co. Ltd. Class H	32,400	88
	Poly Property Services Co. Ltd. Class H	19,000	88

18

ESG International Stock ETF
		Shares	Market Value• ($000)
[2]	China New Higher Education Group Ltd.	278,000	88
	Beijing Tongrentang Co. Ltd. Class A	11,300	87
*	Seazen Group Ltd.	444,567	87
	People.cn Co. Ltd. Class A	15,200	87
	Montage Technology Co. Ltd. Class A	12,362	87
*,2	China Bohai Bank Co. Ltd. Class H	561,500	87
	Maxscend Microelectronics Co. Ltd. Class A	5,040	86
[2]	Legend Holdings Corp. Class H	95,500	85
	Shanghai Pharmaceuticals Holding Co. Ltd. Class A	34,600	85
	Guangzhou Tinci Materials Technology Co. Ltd. Class A	18,600	84
	China Risun Group Ltd.	189,000	84
*	Shanghai MicroPort MedBot Group Co. Ltd.	35,500	84
*	Shanghai Zhenhua Heavy Industries Co. Ltd. Class B	373,500	83
*,2	Bairong Inc. Class B	68,000	83
	China Resources Microelectronics Ltd. Class A	10,366	83
	Skyworth Group Ltd.	225,111	82
	Huadong Medicine Co. Ltd. Class A	15,700	82
	Jiangxi Lianchuang Optoelectronic Science & Technology Co. Ltd. Class A	17,500	82
*,1	CIFI Holdings Group Co. Ltd.	840,800	81
	PAX Global Technology Ltd.	107,000	81
[2]	Red Star Macalline Group Corp. Ltd. Class H	234,200	81
*,2	A-Living Smart City Services Co. Ltd.	125,500	80
*	COFCO Joycome Foods Ltd.	344,000	80
	Lens Technology Co. Ltd. Class A	47,600	80
*	Wingtech Technology Co. Ltd. Class A	12,600	80
[2]	AsiaInfo Technologies Ltd.	66,000	80
	China Yongda Automobiles Services Holdings Ltd.	178,500	79
		Shares	Market Value• ($000)
*	LexinFintech Holdings Ltd. ADR	30,649	79
	C&D Property Management Group Co. Ltd.	172,000	79
	China Everbright Ltd.	134,000	78
	Anhui Expressway Co. Ltd. Class H	80,000	78
	Poly Property Group Co. Ltd.	334,000	78
	Digital China Holdings Ltd.	242,000	78
[2]	China Merchants Securities Co. Ltd. Class H	84,660	78
	Suzhou Dongshan Precision Manufacturing Co. Ltd. Class A	30,200	78
	Goldwind Science & Technology Co. Ltd. Class A	59,100	77
*,2	Ascentage Pharma Group International	25,200	77
[2]	Shenwan Hongyuan Group Co. Ltd. Class H	394,400	77
	Yunnan Baiyao Group Co. Ltd. Class A	10,100	76
	Zhongyu Energy Holdings Ltd.	109,000	76
	NetDragon Websoft Holdings Ltd.	38,500	75
	China Lesso Group Holdings Ltd.	136,000	75
	Yunnan Aluminium Co. Ltd. Class A	38,000	75
	Jiangsu Zhongtian Technology Co. Ltd. Class A	37,400	75
*,2	Peijia Medical Ltd.	81,000	75
*	Tuya Inc. ADR	40,534	75
	Shanghai Fudan Microelectronics Group Co. Ltd. Class A	10,400	75
	Tong Ren Tang Technologies Co. Ltd. Class H	93,000	74
	Changchun High & New Technology Industry Group Inc. Class A	3,900	74
	GoerTek Inc. Class A	35,400	74
	Guangzhou Restaurant Group Co. Ltd. Class A	22,000	74
	Sinoma International Engineering Co. Class A	46,000	74
	Guangdong Great River Smarter Logistics Co. Ltd. Class A	24,500	74
	Flat Glass Group Co. Ltd. Class H	30,000	74

19

ESG International Stock ETF
		Shares	Market Value• ($000)
	Yihai Kerry Arawana Holdings Co. Ltd. Class A	15,200	74
*,2,3	Haichang Ocean Park Holdings Ltd.	573,000	74
	Lonking Holdings Ltd.	408,000	73
[3]	Shanghai Fudan Microelectronics Group Co. Ltd. Class H	30,000	72
*	Gaotu Techedu Inc. ADR	25,119	72
	Postal Savings Bank of China Co. Ltd. Class A	108,700	72
*	China Southern Airlines Co. Ltd. Class H	134,000	71
	Chaozhou Three-Circle Group Co. Ltd. Class A	16,100	71
	Henan Shuanghui Investment & Development Co. Ltd. Class A	19,400	71
	Shengyi Technology Co. Ltd. Class A	34,700	71
	China Overseas Grand Oceans Group Ltd.	178,000	70
	China BlueChemical Ltd. Class H	280,000	70
	Bethel Automotive Safety Systems Co. Ltd. Class A	6,800	70
	Sun Art Retail Group Ltd.	295,000	69
*	Vnet Group Inc. ADR	18,360	69
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class A	50,200	69
	Shanghai Pudong Construction Co. Ltd. Class A	74,100	69
	Western Region Gold Co. Ltd. Class A	35,600	69
	Xinyi Energy Holdings Ltd.	316,800	69
	Sichuan Expressway Co. Ltd. Class H	224,000	67
	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	10,200	67
	Hisense Home Appliances Group Co. Ltd. Class A	20,000	67
	Concord New Energy Group Ltd.	820,000	67
[2]	Genertec Universal Medical Group Co. Ltd.	128,500	67
	China Reinsurance Group Corp. Class H	1,035,000	67
*,2	Ocumension Therapeutics	63,500	67
	CPMC Holdings Ltd.	89,000	66
		Shares	Market Value• ($000)
*	Wuxi Taiji Industry Co. Ltd. Class A	70,900	66
*	Yeahka Ltd.	33,200	66
*	China Conch Environment Protection Holdings Ltd.	262,500	66
	Orient Securities Co. Ltd. Class A	47,532	65
	Guotai Junan Securities Co. Ltd. Class A	32,400	65
*,1,2	China Renaissance Holdings Ltd.	70,200	65
	Tiangong International Co. Ltd.	188,000	64
	Yintai Gold Co. Ltd. Class A	32,800	64
	Suzhou TFC Optical Communication Co. Ltd. Class A	5,500	64
[2]	Blue Moon Group Holdings Ltd.	137,500	64
	WUS Printed Circuit Kunshan Co. Ltd. Class A	21,840	63
	Zhejiang NHU Co. Ltd. Class A	28,256	63
*	TCL Technology Group Corp. Class A	111,320	63
*,2	CARsgen Therapeutics Holdings Ltd.	53,500	63
	Yuexiu Transport Infrastructure Ltd.	120,000	62
*	Zhejiang Century Huatong Group Co. Ltd. Class A	83,400	62
*	Dada Nexus Ltd. ADR	11,215	61
	China Oriental Group Co. Ltd.	390,000	60
*,2	Zhou Hei Ya International Holdings Co. Ltd.	171,000	60
	37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	17,400	59
	COSCO SHIPPING Development Co. Ltd. Class A	177,900	58
[2]	Xiabuxiabu Catering Management China Holdings Co. Ltd.	119,000	58
*,2	Maoyan Entertainment	42,000	58
	Shanghai Mechanical & Electrical Industry Co. Ltd. Class B	57,700	57
	Beijing New Building Materials plc Class A	13,800	57
	BOE Varitronix Ltd.	59,000	57
	Lee & Man Paper Manufacturing Ltd.	192,000	56

20

ESG International Stock ETF
		Shares	Market Value• ($000)
	China Shineway Pharmaceutical Group Ltd.	57,000	56
[3]	Greentown Service Group Co. Ltd.	120,000	56
	LB Group Co. Ltd. Class A	22,600	56
	Zhejiang Hailiang Co. Ltd. Class A	35,700	56
	Sieyuan Electric Co. Ltd. Class A	7,900	55
	Walvax Biotechnology Co. Ltd. Class A	17,000	55
*,2	YiChang HEC ChangJiang Pharmaceutical Co. Ltd. Class H	68,400	55
	Beibuwan Port Co. Ltd. Class A	51,190	55
	Shandong Nanshan Aluminum Co. Ltd. Class A	128,400	55
	China Foods Ltd.	146,000	54
	China Greatwall Technology Group Co. Ltd. Class A	36,500	54
[2]	China Railway Signal & Communication Corp. Ltd. Class H	162,000	54
	China Galaxy Securities Co. Ltd. Class A	33,800	54
	China Meidong Auto Holdings Ltd.	72,000	54
[2]	Simcere Pharmaceutical Group Ltd.	69,000	54
	Ninestar Corp. Class A	13,800	53
	Industrial Securities Co. Ltd. Class A	59,880	53
*	Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A	103,900	53
	Universal Scientific Industrial Shanghai Co. Ltd. Class A	26,100	53
	China Railway Signal & Communication Corp. Ltd. Class A	68,875	53
*	Ming Yuan Cloud Group Holdings Ltd.	106,000	53
*	Yatsen Holding Ltd. ADR	51,964	53
	Shanghai Sinyang Semiconductor Materials Co. Ltd. Class A	10,200	52
*	Amlogic Shanghai Co. Ltd. Class A	4,360	52
*	Tongdao Liepin Group	53,600	51
	TCL Electronics Holdings Ltd.	128,000	50
	Sinotrans Ltd. Class H	123,000	50
		Shares	Market Value• ($000)
	Shaanxi International Trust Co. Ltd. Class A	118,700	50
	YGSOFT Inc. Class A	55,440	50
[2]	AK Medical Holdings Ltd.	62,000	50
	Eoptolink Technology Inc. Ltd. Class A	7,980	50
*,2	Yidu Tech Inc.	97,800	50
	Bank of Chongqing Co. Ltd. Class A	46,700	50
*,2	Microport Cardioflow Medtech Corp.	211,000	50
*,2	Arrail Group Ltd.	49,000	50
	Sihuan Pharmaceutical Holdings Group Ltd.	595,000	49
	Lingyi iTech Guangdong Co. Class A	58,900	49
[2]	Everbright Securities Co. Ltd. Class H	66,632	49
	Bank of Chongqing Co. Ltd. Class H	95,000	49
*	Seazen Holdings Co. Ltd. Class A	24,500	49
	Ming Yang Smart Energy Group Ltd. Class A	23,800	49
*	China Eastern Airlines Corp. Ltd. Class A	82,000	49
	Shanghai Jinjiang International Hotels Co. Ltd. Class A	9,200	49
*	Skshu Paint Co. Ltd. Class A	4,732	49
	Chongqing Water Group Co. Ltd. Class A	63,700	48
	Huagong Tech Co. Ltd. Class A	11,200	48
	COFCO Capital Holdings Co. Ltd. Class A	45,800	48
[2]	Angelalign Technology Inc.	7,200	48
*	Canaan Inc. ADR	23,797	48
	Shenzhen Investment Ltd.	266,000	47
	China Lilang Ltd.	95,000	47
	Changzhou Xingyu Automotive Lighting Systems Co. Ltd. Class A	2,300	47
*	Jinke Smart Services Group Co. Ltd. Class H	35,700	47
	CNGR Advanced Material Co. Ltd. Class A	6,300	47
	Chervon Holdings Ltd.	14,200	47
	First Tractor Co. Ltd. Class H	90,000	46
	GEM Co. Ltd. Class A	53,900	46
	Zhejiang Weixing New Building Materials Co. Ltd. Class A	16,600	46

21

ESG International Stock ETF
		Shares	Market Value• ($000)
*,2	Hope Education Group Co. Ltd.	706,000	46
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class A	26,300	46
*	Beijing Bei Mo Gao Ke Friction Material Co. Ltd. Class A	8,710	46
*,2	Mobvista Inc.	101,000	46
	BOE Technology Group Co. Ltd. Class B	122,100	45
*	Sohu.com Ltd. ADR	4,291	45
	Angang Steel Co. Ltd. Class A	118,000	45
	Xiamen C & D Inc. Class A	29,900	45
	Zhejiang Juhua Co. Ltd. Class A	20,100	45
	Grinm Advanced Materials Co. Ltd. Class A	26,600	45
	Jiangsu Jiejie Microelectronics Co. Ltd. Class A	18,800	45
*	Yanlord Land Group Ltd.	88,100	44
	Perfect World Co. Ltd. Class A	23,000	44
	Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	5,400	44
[2]	Yangtze Optical Fibre & Cable Joint Stock Ltd. Co. Class H	31,500	44
	DeHua TB New Decoration Materials Co. Ltd. Class A	30,200	44
	Shenzhen SED Industry Co. Ltd. Class A	11,800	44
	Shui On Land Ltd.	446,000	43
	Gemdale Corp. Class A	43,900	43
	Shenzhen Kaifa Technology Co. Ltd. Class A	17,500	43
	Wellhope Foods Co. Ltd. Class A	35,500	43
	Humanwell Healthcare Group Co. Ltd. Class A	13,300	43
	Ginlong Technologies Co. Ltd. Class A	4,200	43
[1]	CIFI Ever Sunshine Services Group Ltd.	110,000	43
*	DingDong Cayman Ltd. ADR	20,902	43
	Xingda International Holdings Ltd.	228,360	42
	Goldwind Science & Technology Co. Ltd.	79,600	42
*	New Hope Liuhe Co. Ltd. Class A	26,300	42
	Livzon Pharmaceutical Group Inc. Class H	13,300	42
		Shares	Market Value• ($000)
	MLS Co. Ltd. Class A	34,200	42
	Asymchem Laboratories Tianjin Co. Ltd. Class A	2,300	42
*,2,3	CanSino Biologics Inc. Class H	14,400	42
	CSG Holding Co. Ltd. Class B	129,900	41
*	Kingnet Network Co. Ltd. Class A	19,700	41
	Wens Foodstuffs Group Co. Ltd. Class A	18,000	41
	B-Soft Co. Ltd. Class A	45,260	41
	Hubei Feilihua Quartz Glass Co. Ltd. Class A	6,324	41
	Ningbo Orient Wires & Cables Co. Ltd. Class A	8,100	41
	Gemdale Properties & Investment Corp. Ltd.	924,000	40
*	Unisplendour Corp. Ltd. Class A	10,960	40
	Lepu Medical Technology Beijing Co. Ltd. Class A	17,800	40
	Guoyuan Securities Co. Ltd. Class A	41,700	40
	Livzon Pharmaceutical Group Inc. Class A	8,500	40
	China International Marine Containers Group Co. Ltd. Class A	41,450	40
	CQ Pharmaceutical Holding Co. Ltd. Class A	52,800	40
	Gaona Aero Material Co. Ltd. Class A	11,680	40
*	Cosmopolitan International Holdings Ltd.	270,000	40
[2]	Linklogis Inc. Class B	176,500	40
	Hangcha Group Co. Ltd. Class A	12,600	40
	Sunresin New Materials Co. Ltd. Class A	4,800	40
*	CMGE Technology Group Ltd.	218,000	40
	Xinjiang Daqo New Energy Co. Ltd. Class A	6,988	40
	Sinofert Holdings Ltd.	316,000	39
*	China TransInfo Technology Co. Ltd. Class A	22,600	39
	Caitong Securities Co. Ltd. Class A	35,800	39
	JNBY Design Ltd.	37,500	39
	Beijing United Information Technology Co. Ltd. Class A	7,830	39
	Shanghai Zhonggu Logistics Co. Ltd. Class A	30,192	39

22

ESG International Stock ETF
		Shares	Market Value• ($000)
	Tian Lun Gas Holdings Ltd.	73,000	38
*	Topchoice Medical Corp. Class A	3,004	38
	Anjoy Foods Group Co. Ltd. Class A	2,100	38
*	China Railway Materials Co. Ltd. Class A	102,600	38
	Rongsheng Petrochemical Co. Ltd. Class A	22,100	37
	Changjiang Securities Co. Ltd. Class A	45,300	37
*	Shenzhen Overseas Chinese Town Co. Ltd. Class A	62,100	37
	New China Life Insurance Co. Ltd. Class A	6,600	37
	Liaoning Port Co. Ltd. Class A	169,500	37
	Taiji Computer Corp. Ltd. Class A	7,400	37
*	DouYu International Holdings Ltd. ADR	36,721	37
	Shanghai Liangxin Electrical Co. Ltd. Class A	23,700	37
	Shenzhen Dynanonic Co. Ltd. Class A	2,880	37
	Comba Telecom Systems Holdings Ltd.	264,000	36
*	Guangzhou R&F Properties Co. Ltd. Class H	237,600	36
	China Modern Dairy Holdings Ltd.	383,000	36
*	Bluefocus Intelligent Communications Group Co. Ltd. Class A	29,400	36
	Yantai Dongcheng Pharmaceutical Co. Ltd. Class A	18,700	36
*,2	Venus MedTech Hangzhou Inc. Class H	51,000	36
	Joinn Laboratories China Co. Ltd. Class A	10,897	36
	Chongqing Sanfeng Environment Group Corp. Ltd. Class A	35,200	36
	Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	74,700	35
	COSCO SHIPPING Development Co. Ltd. Class H	320,000	35
*	China South City Holdings Ltd.	598,000	35
	CSC Financial Co. Ltd. Class A	9,800	35
		Shares	Market Value• ($000)
	Health & Happiness H&H International Holdings Ltd.	26,500	35
	Foran Energy Group Co. Ltd. Class A	20,600	35
	Shanghai International Port Group Co. Ltd. Class A	50,500	35
	Tianjin Capital Environmental Protection Group Co. Ltd. Class A	42,700	35
	China Jushi Co. Ltd. Class A	18,144	35
	Hongfa Technology Co. Ltd. Class A	7,280	35
	Cheng De Lolo Co. Ltd. Class A	30,000	35
	Xinhua Winshare Publishing & Media Co. Ltd. Class A	18,200	35
*,2	Ascletis Pharma Inc.	125,000	35
*	LVGEM China Real Estate Investment Co. Ltd.	164,000	35
	Shenzhen Expressway Corp. Ltd. Class A	27,700	35
*	Luoxin Pharmaceuticals Group Stock Co. Ltd. Class A	46,400	35
[2,3]	Sunac Services Holdings Ltd.	113,000	35
	Kangji Medical Holdings Ltd.	39,500	35
	China Automotive Engineering Research Institute Co. Ltd. Class A	12,000	35
	Shenzhen Expressway Corp. Ltd. Class H	42,000	34
*,1,2	Redco Properties Group Ltd.	202,000	34
	Accelink Technologies Co. Ltd. Class A	8,800	34
	Jiangsu Nhwa Pharmaceutical Co. Ltd. Class A	9,400	34
	Three's Co. Media Group Co. Ltd. Class A	3,216	34
*	Hainan Meilan International Airport Co. Ltd. Class H	35,000	34
	Guangdong Provincial Expressway Development Co. Ltd. Class B	44,700	33
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	80,800	33

23

ESG International Stock ETF
		Shares	Market Value• ($000)
	Shandong Himile Mechanical Science & Technology Co. Ltd. Class A	7,000	33
	DHC Software Co. Ltd. Class A	35,800	33
	Huayu Automotive Systems Co. Ltd. Class A	12,900	33
	Hubei Dinglong Co. Ltd. Class A	11,300	33
	Hangjin Technology Co. Ltd. Class A	7,800	33
	First Capital Securities Co. Ltd. Class A	39,600	33
	Victory Giant Technology Huizhou Co. Ltd. Class A	11,000	33
	Henan Yuguang Gold & Lead Co. Ltd. Class A	34,100	33
*	Guangzhou Great Power Energy & Technology Co. Ltd. Class A	6,700	33
	Anji Microelectronics Technology Shanghai Co. Ltd. Class A	1,549	33
	Raytron Technology Co. Ltd. Class A	4,763	33
*	Shanghai Junshi Biosciences Co. Ltd. Class A	6,375	33
	Ningbo Ronbay New Energy Technology Co. Ltd. Class A	4,709	33
	GCL Energy Technology Co. Ltd. Class A	19,800	33
	INESA Intelligent Tech Inc. Class B	50,600	32
*	Meinian Onehealth Healthcare Holdings Co. Ltd. Class A	33,900	32
	Changchun Faway Automobile Components Co. Ltd. Class A	26,600	32
*	China Tianying Inc. Class A	45,200	32
	Wuhan Jingce Electronic Group Co. Ltd. Class A	2,600	32
	Risen Energy Co. Ltd. Class A	11,800	32
	China Tungsten & Hightech Materials Co. Ltd. Class A	24,830	32
*,1	China Dili Group	378,000	32
	AIMA Technology Group Co. Ltd. Class A	8,250	32
*	Zhuguang Holdings Group Co. Ltd.	486,000	31
		Shares	Market Value• ($000)
	Zhejiang Huahai Pharmaceutical Co. Ltd. Class A	13,300	31
	Hengdian Group DMEGC Magnetics Co. Ltd. Class A	13,800	31
	Sinotruk Jinan Truck Co. Ltd. Class A	14,420	31
	Shenzhen Megmeet Electrical Co. Ltd. Class A	7,200	31
	Longshine Technology Group Co. Ltd. Class A	10,300	31
	Shenzhen Gongjin Electronics Co. Ltd. Class A	20,000	31
	Lianhe Chemical Technology Co. Ltd. Class A	26,100	31
*	Shenzhen Kangtai Biological Products Co. Ltd. Class A	7,800	30
	AVIC Industry-Finance Holdings Co. Ltd. Class A	59,800	30
	BBMG Corp. Class A	100,200	30
[2]	China East Education Holdings Ltd.	70,000	30
	Shenyang Xingqi Pharmaceutical Co. Ltd. Class A	1,200	30
	Beijing Chunlizhengda Medical Instruments Co. Ltd. Class H	17,500	30
*	Niu Technologies ADR	9,737	30
	GRG Metrology & Test Group Co. Ltd. Class A	14,900	30
	Shaanxi Construction Engineering Group Corp. Ltd. Class A	45,600	30
	Shanghai Daimay Automotive Interior Co. Ltd. Class A	11,745	30
*	Shandong Hi-Speed New Energy Group Ltd.	85,600	30
[2]	Midea Real Estate Holding Ltd.	30,600	29
	SooChow Securities Co. Ltd. Class A	25,400	29
	Shenzhen Gas Corp. Ltd. Class A	30,200	29
	G-bits Network Technology Xiamen Co. Ltd. Class A	500	29
	Innuovo Technology Co. Ltd. Class A	32,800	29
*	Shenzhen FRD Science & Technology Co. Ltd. Class A	11,700	29
*	Qingdao Sentury Tire Co. Ltd. Class A	6,400	29

24

ESG International Stock ETF
		Shares	Market Value• ($000)
	Angang Steel Co. Ltd. Class H	110,000	28
*	Agile Group Holdings Ltd.	248,000	28
*,3	KWG Group Holdings Ltd.	238,500	28
	Tofflon Science & Technology Group Co. Ltd. Class A	10,300	28
*	Beijing Sinnet Technology Co. Ltd. Class A	20,400	28
	City Development Environment Co. Ltd. Class A	18,700	28
	Ningbo Xusheng Group Co. Ltd. Class A	9,100	28
*	SOHO China Ltd.	231,500	27
	Jointown Pharmaceutical Group Co. Ltd. Class A	19,370	27
*	Chongqing Iron & Steel Co. Ltd. Class A	126,900	27
	Konfoong Materials International Co. Ltd. Class A	3,300	27
	Shanghai Belling Co. Ltd. Class A	12,400	27
	Sino-Platinum Metals Co. Ltd. Class A	13,363	27
	Shanxi Taigang Stainless Steel Co. Ltd. Class A	49,600	27
*	Talkweb Information System Co. Ltd. Class A	11,800	27
	Sino Wealth Electronic Ltd. Class A	7,469	27
	Digital China Group Co. Ltd. Class A	6,200	27
*,2	Shimao Services Holdings Ltd.	139,000	27
[2]	Hangzhou Tigermed Consulting Co. Ltd. Class H	4,900	27
	Zhejiang HangKe Technology Inc. Co. Class A	7,252	27
	Hangzhou Lion Electronics Co. Ltd. Class A	6,000	27
	GoodWe Technologies Co. Ltd. Class A	1,428	27
	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. Class H	82,000	26
	West China Cement Ltd.	260,000	26
	China International Marine Containers Group Co. Ltd. Class H	46,950	26
		Shares	Market Value• ($000)
	Shenzhen Agricultural Products Group Co. Ltd. Class A	28,200	26
	Beijing Strong Biotechnologies Inc. Class A	9,900	26
*	Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. Class A	5,700	26
	Ningbo Joyson Electronic Corp. Class A	10,200	26
	Weihai Guangwei Composites Co. Ltd. Class A	6,720	26
	Shanghai Pret Composites Co. Ltd. Class A	13,700	26
	Shanghai Hanbell Precise Machinery Co. Ltd. Class A	7,600	26
*,2	Archosaur Games Inc.	57,000	26
	Zhejiang Jiuzhou Pharmaceutical Co. Ltd. Class A	7,100	26
[2,3]	Joinn Laboratories China Co. Ltd. Class H	13,132	26
	Huaxin Cement Co. Ltd. Class H	28,200	26
	Beijing Dabeinong Technology Group Co. Ltd. Class A	28,100	25
	Red Avenue New Materials Group Co. Ltd. Class A	6,100	25
[2]	Shanghai Haohai Biological Technology Co. Ltd. Class H	4,400	25
*	Jilin Electric Power Co. Ltd. Class A	37,000	25
	Yunnan Copper Co. Ltd. Class A	15,700	25
	Beijing eGOVA Co. Ltd. Class A	8,880	25
	Xinjiang Communications Construction Group Co. Ltd. Class A	10,400	25
	Anhui Truchum Advanced Materials & Technology Co. Ltd. Class A	25,500	25
	Wuhan DR Laser Technology Corp. Ltd. Class A	3,584	25
	Shenzhen Kstar Science & Technology Co. Ltd. Class A	6,000	25
	Shenzhen Topband Co. Ltd. Class A	17,100	25
[2]	Medlive Technology Co. Ltd.	27,500	25

25

ESG International Stock ETF
		Shares	Market Value• ($000)
	Chengdu ALD Aviation Manufacturing Corp. Class A	8,800	25
*	Hebei Sinopack Electronic Technology Co. Ltd. Class A	1,800	25
	Inner Mongolia Dazhong Mining Co. Ltd. Class A	17,100	25
*,2	Alliance International Education Leasing Holdings Ltd.	151,000	25
	Shanghai Jinjiang International Hotels Co. Ltd. Class B	14,600	24
	Shandong Sun Paper Industry JSC Ltd. Class A	15,000	24
	Shanghai Yuyuan Tourist Mart Group Co. Ltd. Class A	23,900	24
	China Meheco Co. Ltd. Class A	13,800	24
	China Resources Double Crane Pharmaceutical Co. Ltd. Class A	11,000	24
	Anhui Construction Engineering Group Co. Ltd. Class A	35,000	24
*	Q Technology Group Co. Ltd.	65,000	24
	Advanced Technology & Materials Co. Ltd. Class A	18,300	24
	Norinco International Cooperation Ltd. Class A	11,800	24
	Zhejiang Dingli Machinery Co. Ltd. Class A	3,300	24
[2]	Pharmaron Beijing Co. Ltd. Class H	10,350	24
*	Hengyi Petrochemical Co. Ltd. Class A	22,400	24
	China Kepei Education Group Ltd.	88,000	24
*,2	Viva Biotech Holdings	128,500	24
	Nantong Jianghai Capacitor Co. Ltd. Class A	9,500	24
	Jiangsu Azure Corp. Class A	18,100	24
	Huali Industrial Group Co. Ltd. Class A	3,400	24
	Yunnan Yuntianhua Co. Ltd. Class A	10,300	24
	Wuxi Autowell Technology Co. Ltd. Class A	1,018	24
		Shares	Market Value• ($000)
*	Chengdu CORPRO Technology Co. Ltd. Class A	7,900	23
	Sealand Securities Co. Ltd. Class A	44,000	23
	Fiberhome Telecommunication Technologies Co. Ltd. Class A	9,400	23
*	Zhejiang Jinke Tom Culture Industry Co. Ltd. Class A	30,600	23
*	China Aluminum International Engineering Corp. Ltd. Class A	33,900	23
*,2	CStone Pharmaceuticals	80,000	23
	Avary Holding Shenzhen Co. Ltd. Class A	7,800	23
	Jiangsu Lihua Animal Husbandry Stock Co. Ltd. Class A	9,180	23
	Youngor Group Co. Ltd. Class A	24,300	23
*	YaGuang Technology Group Co. Ltd. Class A	24,200	23
	Jiaozuo Wanfang Aluminum Manufacturing Co. Ltd. Class A	33,400	23
	Chengdu Leejun Industrial Co. Ltd. Class A	21,800	23
	Shanghai Huace Navigation Technology Ltd. Class A	5,300	23
	Shanghai Huafon Aluminium Corp. Class A	10,400	23
	Geovis Technology Co. Ltd. Class A	3,412	23
*	Alpha Group Class A	18,300	22
	Hainan Strait Shipping Co. Ltd. Class A	27,750	22
[2]	Qingdao Port International Co. Ltd. Class H	43,000	22
	Nanjing Iron & Steel Co. Ltd. Class A	44,500	22
*	Pengdu Agriculture & Animal Husbandry Co. Ltd. Class A	95,300	22
	Tangrenshen Group Co. Ltd. Class A	24,600	22
	Beijing Tongtech Co. Ltd. Class A	9,020	22
*	Shengda Resources Co. Ltd. Class A	11,100	22
	Eastern Communications Co. Ltd. Class A	13,600	22

26

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Zhejiang Akcome New Energy Technology Co. Ltd.	67,800	22
	Eastroc Beverage Group Co. Ltd. Class A	800	22
	Beijing Huafeng Test & Control Technology Co. Ltd. Class A	1,169	22
	3peak Inc. Class A	882	22
*	Sino-Ocean Group Holding Ltd.	455,500	21
*	FIH Mobile Ltd.	243,000	21
*	Jiangsu Hoperun Software Co. Ltd. Class A	7,600	21
	Shenzhen Sunway Communication Co. Ltd. Class A	8,800	21
	Hefei Meiya Optoelectronic Technology Inc. Class A	6,500	21
	Northeast Securities Co. Ltd. Class A	19,200	21
	Hunan Valin Steel Co. Ltd. Class A	25,300	21
	Zhejiang Communications Technology Co. Ltd. Class A	36,960	21
	Oppein Home Group Inc. Class A	1,600	21
	Chongqing Three Gorges Water Conservancy & Electric Power Co. Ltd. Class A	19,300	21
	Zhejiang Wanma Co. Ltd. Class A	15,000	21
*	China SCE Group Holdings Ltd.	412,000	21
	Amoy Diagnostics Co. Ltd. Class A	6,420	21
	Shenzhen Fastprint Circuit Tech Co. Ltd. Class A	12,300	21
*	Youdao Inc. ADR	5,399	21
*	I-Mab ADR	11,131	21
	Arcsoft Corp. Ltd. Class A	3,820	21
	Sino Biological Inc. Class A	1,700	21
	Chengdu RML Technology Co. Ltd. Class A	2,600	21
	Yunnan Tin Co. Ltd. Class A	10,200	20
	Jiangsu Guotai International Group Co. Ltd. Class A	19,400	20
	Guangdong Tapai Group Co. Ltd. Class A	17,800	20
		Shares	Market Value• ($000)
	Leyard Optoelectronic Co. Ltd. Class A	23,300	20
*	Shenzhen Everwin Precision Technology Co. Ltd. Class A	14,200	20
	Shenzhen Yinghe Technology Co. Ltd. Class A	6,200	20
	Shanghai Zhangjiang High-Tech Park Development Co. Ltd. Class A	8,800	20
	CSG Holding Co. Ltd. Class A	24,600	20
	Infore Environment Technology Group Co. Ltd. Class A	29,500	20
*	Shanghai Tongji Science & Technology Industrial Co. Ltd. Class A	15,600	20
	Edifier Technology Co. Ltd. Class A	8,600	20
	Shanghai Wanye Enterprises Co. Ltd. Class A	9,200	20
	Yankershop Food Co. Ltd. Class A	1,950	20
	Hunan TV & Broadcast Intermediary Co. Ltd. Class A	24,300	20
	Shanghai Haohai Biological Technology Co. Ltd. Class A	1,374	20
	Edan Instruments Inc. Class A	13,000	20
	Shandong Weifang Rainbow Chemical Co. Ltd. Class A	1,900	20
	Ausnutria Dairy Corp. Ltd.	46,000	19
*	Beijing BDStar Navigation Co. Ltd. Class A	4,600	19
	Daan Gene Co. Ltd. Class A	14,600	19
	IKD Co. Ltd. Class A	5,700	19
	Zhejiang Jiemei Electronic & Technology Co. Ltd. Class A	5,000	19
	China Merchants Expressway Network & Technology Holdings Co. Ltd. Class A	14,300	19
	Hexing Electrical Co. Ltd. Class A	5,300	19
	Sinocare Inc. Class A	5,700	19
	Biem.L.Fdlkk Garment Co. Ltd. Class A	4,100	19

27

ESG International Stock ETF
		Shares	Market Value• ($000)
	Beijing GeoEnviron Engineering & Technology Inc. Class A	14,600	19
	Zhejiang Weiming Environment Protection Co. Ltd. Class A	7,657	19
	Sanquan Food Co. Ltd. Class A	9,630	19
	Yusys Technologies Co. Ltd. Class A	7,680	19
	Milkyway Chemical Supply Chain Service Co. Ltd. Class A	1,700	19
	Jiangsu Provincial Agricultural Reclamation & Development Corp. Class A	11,400	19
*	KWG Living Group Holdings Ltd.	180,906	19
	CETC Digital Technology Co. Ltd. Class A	6,240	19
*	Roshow Technology Co. Ltd. Class A	20,400	19
	Chongqing Fuling Electric Power Industrial Co. Ltd. Class A	10,320	19
	Shenzhen Fortune Trend Technology Co. Ltd. Class A	907	19
	China Kings Resources Group Co. Ltd. Class A	5,320	19
	Jiangsu ToLand Alloy Co. Ltd. Class A	4,030	19
	Jiangxi Jovo Energy Co. Ltd. Class A	5,800	19
	ZWSOFT Co. Ltd. Guangzhou Class A	1,045	19
	Inner Mongolia Xingye Silver&Tin Mining Co. Ltd. Class A	14,400	18
*	Topsec Technologies Group Inc. Class A	13,800	18
	Shanghai M&G Stationery Inc. Class A	3,500	18
	Suning Universal Co. Ltd. Class A	43,100	18
	Jiangxi Wannianqing Cement Co. Ltd. Class A	15,700	18
	China Wafer Level CSP Co. Ltd. Class A	6,000	18
	Chongqing Zaisheng Technology Corp. Ltd. Class A	28,400	18
*	Yijiahe Technology Co. Ltd. Class A	4,200	18
		Shares	Market Value• ($000)
	Jiangsu Nata Opto-electronic Material Co. Ltd. Class A	4,160	18
	Shanghai Medicilon Inc. Class A	1,783	18
	Xinxiang Richful Lube Additive Co. Ltd. Class A	2,470	18
	Zhejiang Weixing Industrial Development Co. Ltd. Class A	13,300	18
	Hainan Haide Capital Management Co. Ltd. Class A	11,165	18
	Dajin Heavy Industry Co. Ltd. Class A	5,200	18
	Qingdao Gaoce Technology Co. Ltd. Class A	2,861	18
*	China High Speed Transmission Equipment Group Co. Ltd.	51,000	17
	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. Class A	24,700	17
*	Sunward Intelligent Equipment Co. Ltd. Class A	20,700	17
	China Resources Boya Bio-pharmaceutical Group Co. Ltd. Class A	4,000	17
	Sonoscape Medical Corp. Class A	2,700	17
	JL Mag Rare-Earth Co. Ltd. Class A	7,200	17
	Xinhuanet Co. Ltd. Class A	3,600	17
	Keshun Waterproof Technologies Co. Ltd. Class A	16,460	17
	Shandong Dawn Polymer Co. Ltd. Class A	9,000	17
	State Grid Information & Communication Co. Ltd. Class A	8,100	17
	Guangdong Hybribio Biotech Co. Ltd. Class A	12,825	17
*	Hainan Development Holdings Nanhai Co. Ltd. Class A	13,500	17
	Zhejiang Cfmoto Power Co. Ltd. Class A	900	17
	Chongyi Zhangyuan Tungsten Industry Co. Ltd. Class A	22,490	17
*,2,3	Kintor Pharmaceutical Ltd.	37,500	17

28

ESG International Stock ETF
		Shares	Market Value• ($000)
	China National Gold Group Gold Jewellery Co. Ltd. Class A	11,400	17
	Henan Mingtai Al Industrial Co. Ltd. Class A	8,800	17
	Pacific Textiles Holdings Ltd.	77,000	16
	Xinhua Winshare Publishing & Media Co. Ltd. Class H	22,000	16
	Guangdong Provincial Expressway Development Co. Ltd. Class A	15,200	16
	Zhejiang Wanfeng Auto Wheel Co. Ltd. Class A	20,800	16
	Chengdu Xingrong Environment Co. Ltd. Class A	22,200	16
*	Youzu Interactive Co. Ltd. Class A	9,200	16
	Zhejiang Xianju Pharmaceutical Co. Ltd. Class A	9,900	16
	Guangdong Zhongsheng Pharmaceutical Co. Ltd. Class A	7,700	16
	Shandong Xinhua Pharmaceutical Co. Ltd. Class A	5,700	16
	Jiangsu Shuangxing Color Plastic New Materials Co. Ltd. Class A	12,600	16
	Shanghai Kaibao Pharmaceutical Co. Ltd. Class A	17,400	16
	Black Peony Group Co. Ltd. Class A	19,800	16
	Intco Medical Technology Co. Ltd. Class A	5,300	16
[2]	Shenzhen Hepalink Pharmaceutical Group Co. Ltd. Class H	31,000	16
	Sichuan Development Lomon Co. Ltd. Class A	15,400	16
	CHN Energy Changyuan Electric Power Co. Ltd. Class A	23,900	16
	CNSIG Inner Mongolia Chemical Industry Co. Ltd. Class A	12,870	16
	Anhui Guangxin Agrochemical Co. Ltd. Class A	5,740	16
	Beyondsoft Corp. Class A	8,800	16
		Shares	Market Value• ($000)
	Qingdao East Steel Tower Stock Co. Ltd. Class A	16,000	16
	Jiangsu Guomao Reducer Co. Ltd. Class A	6,700	16
	Lizhong Sitong Light Alloys Group Co. Ltd. Class A	5,200	16
	Sichuan Anning Iron & Titanium Co. Ltd. Class A	3,900	16
	PNC Process Systems Co. Ltd. Class A	4,320	16
	Beijing Originwater Technology Co. Ltd. Class A	20,105	15
	Tayho Advanced Materials Group Co. Ltd. Class A	5,700	15
	JSTI Group Class A	18,000	15
	Sunflower Pharmaceutical Group Co. Ltd. Class A	4,700	15
	Xinyu Iron & Steel Co. Ltd. Class A	27,300	15
	Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd. Class A	3,400	15
	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class A	9,300	15
	Hangxiao Steel Structure Co. Ltd. Class A	28,100	15
	Shenzhen Desay Battery Technology Co. Class A	3,600	15
*	Zhejiang Narada Power Source Co. Ltd. Class A	6,900	15
*	Beijing Water Business Doctor Co. Ltd. Class A	15,600	15
	Xinjiang Tianshan Cement Co. Ltd. Class A	13,800	15
	Suzhou Anjie Technology Co. Ltd. Class A	8,300	15
	Shenzhen Sunline Tech Co. Ltd. Class A	10,300	15
	Shenzhen H&T Intelligent Control Co. Ltd. Class A	7,500	15
	Zhejiang Xinan Chemical Industrial Group Co. Ltd. Class A	11,060	15
	Wuchan Zhongda Group Co. Ltd. Class A	23,600	15
	Shandong Jinjing Science & Technology Co. Ltd. Class A	14,500	15

29

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Bohai Leasing Co. Ltd. Class A	40,800	15
	Fibocom Wireless Inc. Class A	5,220	15
	Era Co. Ltd. Class A	18,600	15
*	Shandong Longda Meishi Co. Ltd. Class A	14,700	15
	Chengdu Kanghua Biological Products Co. Ltd. Class A	1,750	15
	Moon Environment Technology Co. Ltd. Class A	6,600	15
	Shanghai MicroPort Endovascular MedTech Group Co. Ltd. Class A	671	15
	Ningbo Zhenyu Technology Co. Ltd. Class A	1,800	15
*	Road King Infrastructure Ltd.	59,000	14
	BBMG Corp. Class H	133,000	14
*	OFILM Group Co. Ltd. Class A	18,000	14
*	Shandong Yisheng Livestock & Poultry Breeding Co. Ltd. Class A	8,700	14
[2]	China Everbright Greentech Ltd.	125,000	14
*	Sichuan Hexie Shuangma Co. Ltd. Class A	6,000	14
*	Zhejiang Jingu Co. Ltd. Class A	15,900	14
	Zhejiang Jingxin Pharmaceutical Co. Ltd. Class A	9,300	14
	Guangdong Dowstone Technology Co. Ltd. Class A	9,200	14
*	Sai Micro Electronics Inc. Class A	4,500	14
	KPC Pharmaceuticals Inc. Class A	6,400	14
	China CAMC Engineering Co. Ltd. Class A	10,100	14
	Yantai Zhenghai Magnetic Material Co. Ltd. Class A	8,500	14
	Sinofibers Technology Co. Ltd. Class A	2,700	14
	Nanjing Yunhai Special Metals Co. Ltd. Class A	5,300	14
	Qingdao Haier Biomedical Co. Ltd. Class A	2,543	14
		Shares	Market Value• ($000)
	Hangzhou Electronic Soul Network Technology Co. Ltd. Class A	3,100	14
*	Guangdong Guanghua Sci-Tech Co. Ltd. Class A	6,500	14
	Hubei Yihua Chemical Industry Co. Ltd. Class A	9,000	14
	Jingjin Equipment Inc. Class A	3,760	14
	Jiangsu Amer New Material Co. Ltd. Class A	11,600	14
	Nuode New Materials Co. Ltd. Class A	17,200	14
	Wencan Group Co. Ltd. Class A	2,800	14
	Shenzhen Tagen Group Co. Ltd. Class A	14,300	13
	Fujian Star-net Communication Co. Ltd. Class A	5,100	13
	CETC Potevio Science & Technology Co. Ltd. Class A	4,600	13
*	Tianma Microelectronics Co. Ltd. Class A	11,400	13
*	Beijing SuperMap Software Co. Ltd. Class A	4,000	13
	Yunda Holding Co. Ltd. Class A	9,800	13
	C&S Paper Co. Ltd. Class A	9,200	13
	Shandong Hi-speed Co. Ltd. Class A	14,300	13
	Telling Telecommunication Holding Co. Ltd. Class A	10,900	13
	Zhejiang Medicine Co. Ltd. Class A	9,000	13
*	Gree Real Estate Co. Ltd. Class A	15,800	13
	Bafang Electric Suzhou Co. Ltd. Class A	1,680	13
	Pacific Shuanglin Bio-pharmacy Co. Ltd. Class A	5,300	13
	Winall Hi-Tech Seed Co. Ltd. Class A	8,960	13
	Jade Bird Fire Co. Ltd. Class A	5,590	13
	Wuxi NCE Power Co. Ltd. Class A	2,660	13
	Sineng Electric Co. Ltd. Class A	3,144	13
	Marssenger Kitchenware Co. Ltd. Class A	4,800	13

30

ESG International Stock ETF
		Shares	Market Value• ($000)
	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class B	16,700	12
	Guocheng Mining Co. Ltd. Class A	7,100	12
*	PCI Technology Group Co. Ltd. Class A	14,900	12
*	Times China Holdings Ltd.	184,000	12
	Wuhan Raycus Fiber Laser Technologies Co. Ltd. Class A	3,315	12
	Grandblue Environment Co. Ltd. Class A	4,800	12
	Laobaixing Pharmacy Chain JSC Class A	3,328	12
	Shenzhen Suntak Circuit Technology Co. Ltd. Class A	7,900	12
	Lier Chemical Co. Ltd. Class A	6,800	12
	Shenzhen Woer Heat-Shrinkable Material Co. Ltd. Class A	12,800	12
	China Zheshang Bank Co. Ltd. Class A	33,540	12
	Beijing Capital Eco-Environment Protection Group Co. Ltd. Class A	29,300	12
*	Guangdong Create Century Intelligent Equipment Group Corp. Ltd. Class A	14,600	12
	Ligao Foods Co. Ltd. Class A	1,200	12
	KBC Corp. Ltd. Class A	1,055	12
*	Tibet Mineral Development Co. Class A	3,600	12
	Guizhou Chanhen Chemical Corp. Class A	4,900	12
	Guangdong Jia Yuan Technology Shares Co. Ltd. Class A	4,293	12
	Jiangsu Cnano Technology Co. Ltd. Class A	3,205	12
	Jiangsu Huahong Technology Stock Co. Ltd. Class A	8,900	12
	Shanghai Bailian Group Co. Ltd. Class B	19,200	11
	Joyoung Co. Ltd. Class A	5,800	11
*	Shenzhen Airport Co. Ltd. Class A	11,600	11
	Hunan Aihua Group Co. Ltd. Class A	3,800	11
		Shares	Market Value• ($000)
	CNNC Hua Yuan Titanium Dioxide Co. Ltd. Class A	15,900	11
*	Tech-Bank Food Co. Ltd. Class A	18,000	11
	Shanghai AtHub Co. Ltd. Class A	3,360	11
	PharmaBlock Sciences Nanjing Inc. Class A	1,800	11
	Bank of Changsha Co. Ltd. Class A	10,000	11
	CTS International Logistics Corp. Ltd. Class A	10,800	11
	Chongqing Rural Commercial Bank Co. Ltd. Class A	20,400	11
	DBG Technology Co. Ltd. Class A	7,500	11
	Xiamen Xiangyu Co. Ltd. Class A	11,000	11
	Guangdong Aofei Data Technology Co. Ltd. Class A	8,207	11
	Longhua Technology Group Luoyang Co. Ltd. Class A	10,000	11
	QuakeSafe Technologies Co. Ltd. Class A	3,839	11
*	Archermind Technology Nanjing Co. Ltd. Class A	1,600	11
	Anhui Jiangnan Chemical Industry Co. Ltd. Class A	15,700	11
	Zhejiang Windey Co. Ltd. Class A	7,150	11
	Tongling Jingda Special Magnet Wire Co. Ltd. Class A	19,100	11
	Hunan Zhongke Electric Co. Ltd. Class A	7,500	11
	Suplet Power Co. Ltd. Class A	4,550	11
	Jiangsu Lopal Tech Co. Ltd. Class A	6,000	11
	People's Insurance Co. Group of China Ltd. Class A	13,900	11
	Zhejiang Tiantie Industry Co. Ltd. Class A	12,100	11
	Hand Enterprise Solutions Co. Ltd. Class A	8,300	10
*	RiseSun Real Estate Development Co. Ltd. Class A	28,700	10
	Shenzhen Ysstech Info-tech Co. Ltd. Class A	7,600	10
*	Sichuan Haite High-tech Co. Ltd. Class A	7,900	10

31

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Guangdong Dongfang Precision Science & Technology Co. Ltd. Class A	13,700	10
*	Fangda Special Steel Technology Co. Ltd. Class A	15,200	10
*	Aotecar New Energy Technology Co. Ltd. Class A	30,000	10
	Beijing Aerospace Shenzhou Intelligent Equipment Technology Co. Ltd. Class A	6,600	10
*	Orient Group Inc. Class A	32,200	10
	Shenzhen Changhong Technology Co. Ltd. Class A	5,000	10
*	China Express Airlines Co. Ltd. Class A	9,600	10
*	CanSino Biologics Inc. Class A	948	10
	Zhejiang Qianjiang Motorcycle Co. Ltd. Class A	4,800	10
	Zhongtai Securities Co. Ltd. Class A	9,800	10
	Shandong WIT Dyne Health Co. Ltd. Class A	2,300	10
*	Bestway Marine & Energy Technology Co. Ltd. Class A	16,200	10
*	Jinlei Technology Co. Ltd. Class A	2,700	10
	Luyang Energy-Saving Materials Co. Ltd.	4,400	10
	Zhejiang Shuanghuan Driveline Co. Ltd. Class A	2,200	10
*	Shenzhen Fine Made Electronics Group Co. Ltd. Class A	2,200	10
	Jiangsu Boqian New Materials Stock Co. Ltd. Class A	2,400	10
	Xilinmen Furniture Co. Ltd. Class A	3,600	10
	Beijing Dahao Technology Corp. Ltd. Class A	4,920	10
	Eastern Communications Co. Ltd. Class B	24,000	9
*	Dongjiang Environmental Co. Ltd. Class A	11,300	9
*	STO Express Co. Ltd. Class A	6,300	9
	FAWER Automotive Parts Co. Ltd. Class A	12,500	9
		Shares	Market Value• ($000)
*	5I5J Holding Group Co. Ltd. Class A	20,800	9
	Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	1,200	9
	Heilongjiang Agriculture Co. Ltd. Class A	4,800	9
	Hainan Poly Pharm Co. Ltd. Class A	3,500	9
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	2,100	9
	Joincare Pharmaceutical Group Industry Co. Ltd. Class A	5,900	9
	Ningbo Peacebird Fashion Co. Ltd. Class A	3,600	9
	Wuhu Token Science Co. Ltd. Class A	11,500	9
*	Focused Photonics Hangzhou Inc. Class A	4,200	9
	Zhongshan Broad Ocean Motor Co. Ltd. Class A	12,700	9
	Shanghai Stonehill Technology Co. Ltd. Class A	20,000	9
	Shandong Hi-Speed Road & Bridge Co. Ltd. Class A	10,100	9
	Goldenmax International Group Ltd. Class A	7,000	9
	Zhejiang Garden Biopharmaceutical Co. Ltd. Class A	5,500	9
	Mayinglong Pharmaceutical Group Co. Ltd. Class A	3,000	9
	Shanghai Runda Medical Technology Co. Ltd. Class A	4,900	9
	Monalisa Group Co. Ltd. Class A	3,500	9
	Hangzhou Dptech Technologies Co. Ltd. Class A	4,350	9
	Bear Electric Appliance Co. Ltd. Class A	1,100	9
*	Yunnan Lincang Xinyuan Germanium Industrial Co. Ltd. Class A	5,000	9
	Shenzhen Microgate Technology Co. Ltd. Class A	7,000	9
	Zhejiang Hailide New Material Co. Ltd. Class A	12,000	9
*	Ningxia Zhongyin Cashmere Co. Ltd. Class A	36,600	9

32

ESG International Stock ETF
		Shares	Market Value• ($000)
	Ningbo Huaxiang Electronic Co. Ltd. Class A	4,200	8
	Chengdu Kanghong Pharmaceutical Group Co. Ltd. Class A	3,700	8
	Qingdao Eastsoft Communication Technology Co. Ltd. Class A	4,000	8
	Bluestar Adisseo Co. Class A	7,400	8
	Renhe Pharmacy Co. Ltd. Class A	8,300	8
	Sumavision Technologies Co. Ltd. Class A	11,000	8
	Xuji Electric Co. Ltd. Class A	3,100	8
	Shennan Circuits Co. Ltd. Class A	900	8
	Shandong Xiantan Co. Ltd. Class A	7,300	8
	Guangzhou Zhiguang Electric Co. Ltd. Class A	7,900	8
	Shenzhen Center Power Tech Co. Ltd. Class A	3,900	8
*	Zhejiang Tianyu Pharmaceutical Co. Ltd. Class A	2,660	8
	Tibet Rhodiola Pharmaceutical Holding Co. Class A	1,200	8
	Sichuan Jiuzhou Electric Co. Ltd. Class A	9,400	8
*	Anhui Tatfook Technology Co. Ltd. Class A	6,000	8
	Zhejiang Orient Gene Biotech Co. Ltd. Class A	1,543	8
	Truking Technology Ltd. Class A	4,900	8
	Shantui Construction Machinery Co. Ltd. Class A	11,900	8
*	Yuzhou Group Holdings Co. Ltd.	319,000	7
*	Hytera Communications Corp. Ltd. Class A	8,400	7
	Shenzhen Yan Tian Port Holding Co. Ltd. Class A	10,800	7
*	Jinke Properties Group Co. Ltd. Class A	22,100	7
*	Beijing VRV Software Corp. Ltd. Class A	10,400	7
	Aerospace Hi-Tech Holdings Group Ltd. Class A	4,900	7
		Shares	Market Value• ($000)
	Chongqing Zongshen Power Machinery Co. Ltd. Class A	7,900	7
*	Gansu Qilianshan Cement Group Co. Ltd. Class A	4,300	7
	Shanghai Zijiang Enterprise Group Co. Ltd. Class A	10,000	7
	COFCO Biotechnology Co. Ltd. Class A	7,000	7
	Shandong Jincheng Pharmaceutical Group Co. Ltd. Class A	2,800	7
	Zhejiang Jiecang Linear Motion Technology Co. Ltd. Class A	2,700	7
*	Lushang Freda Pharmaceutical Co. Ltd. Class A	5,800	7
*	Wuxi Boton Technology Co. Ltd. Class A	2,600	7
*	INKON Life Technology Co. Ltd. Class A	5,300	7
*	Lancy Co. Ltd. Class A	2,300	7
	Shenzhen Click Technology Co. Ltd. Class A	4,400	7
	Shanghai Fullhan Microelectronics Co. Ltd. Class A	1,000	7
	Hangzhou Onechance Tech Corp. Class A	2,000	7
*	Shanghai Bright Power Semiconductor Co. Ltd. Class A	424	7
	Yibin Tianyuan Group Co. Ltd. Class A	9,000	7
	Shenzhen Das Intellitech Co. Ltd. Class A	12,700	6
	Suzhou Gold Mantis Construction Decoration Co. Ltd. Class A	9,000	6
*	Konka Group Co. Ltd. Class A	10,500	6
	Anhui Jinhe Industrial Co. Ltd. Class A	2,000	6
*	Huafon Microfibre Shanghai Technology Co. Ltd. Class A	12,400	6
	BGI Genomics Co. Ltd. Class A	800	6
	Luoniushan Co. Ltd. Class A	7,800	6
	Han's Laser Technology Industry Group Co. Ltd. Class A	1,800	6
	Digital China Information Service Co. Ltd. Class A	3,500	6

33

ESG International Stock ETF
		Shares	Market Value• ($000)
	Xiamen Kingdomway Group Co. Class A	2,400	6
	Zhejiang Orient Financial Holdings Group Co. Ltd. Class A	11,700	6
	Quectel Wireless Solutions Co. Ltd. Class A	869	6
	Gansu Shangfeng Cement Co. Ltd. Class A	4,920	6
	PhiChem Corp. Class A	2,600	6
	Client Service International Inc. Class A	2,850	6
	Xinzhi Group Co. Ltd. Class A	3,000	6
	Anhui Huilong Agricultural Means of Production Co. Ltd. Class A	6,100	6
	Jenkem Technology Co. Ltd. Class A	437	6
	Shanghai Shibei Hi-Tech Co. Ltd. Class B	29,400	5
	Chengzhi Co. Ltd. Class A	4,900	5
*,1	China Aoyuan Group Ltd.	91,000	5
*	Shanying International Holding Co. Ltd. Class A	15,900	5
	ADAMA Ltd. Class A	5,000	5
	Electric Connector Technology Co. Ltd. Class A	1,100	5
*	YanTai Shuangta Food Co. Ltd. Class A	8,100	5
	Fulin Precision Co. Ltd. Class A	3,750	5
	Zhejiang Starry Pharmaceutical Co. Ltd. Class A	2,800	5
	Shandong Head Group Co. Ltd. Class A	2,000	5
*	Jin Tong Ling Technology Group Co. Ltd. Class A	12,200	5
*	Beijing North Star Co. Ltd. Class H	44,000	4
	Shenzhen Leaguer Co. Ltd. Class A	3,200	4
	Guangdong Advertising Group Co. Ltd. Class A	5,100	4
*	Beijing Compass Technology Development Co. Ltd. Class A	500	4
*	Differ Group Auto Ltd.	488,000	4
	Skyworth Digital Co. Ltd. Class A	1,700	3
	Maccura Biotechnology Co. Ltd. Class A	1,500	3
		Shares	Market Value• ($000)
	Wuhan Fingu Electronic Technology Co. Ltd. Class A	2,100	3
	Shandong Dongyue Organosilicon Material Co. Ltd. Class A	2,200	3
	Chengdu Wintrue Holding Co. Ltd. Class A	2,200	3
	Xizi Clean Energy Equipment Manufacturing Co. Ltd. Class A	900	2
	BrightGene Bio-Medical Technology Co. Ltd. Class A	889	2
	Foryou Corp. Class A	500	2
*	Triumph New Energy Co. Ltd. Class A	300	1
*,1	Yango Group Co. Ltd. Class A	15,800	1
*,1	China Zhongwang Holdings Ltd.	133,200	—
			251,098
Colombia (0.0%)
	Bancolombia SA	53,281	379
	Interconexion Electrica SA ESP	69,057	253
	Bancolombia SA ADR	3,800	101
			733
Czech Republic (0.0%)
	Komercni Banka A/S	16,385	512
[2]	Moneta Money Bank A/S	78,199	291
			803
Denmark (2.3%)
	Novo Nordisk A/S Class B	259,788	47,919
	DSV A/S	29,685	5,637
*	Genmab A/S	10,967	4,202
*	Vestas Wind Systems A/S	167,435	3,869
	Coloplast A/S Class B (XCSE)	19,843	2,260
	AP Moller - Maersk A/S Class B	1,071	1,944
	Pandora A/S	14,639	1,516
	Novozymes A/S Class B	34,907	1,511
	Chr Hansen Holding A/S	17,821	1,162
	Tryg A/S	54,222	1,034
	Ringkjoebing Landbobank A/S	5,511	816
	SimCorp A/S	6,773	720
*	Demant A/S	16,451	672
*	Jyske Bank A/S (Registered)	7,959	566
*	GN Store Nord A/S	24,544	501
	Sydbank A/S	10,541	495
*	NKT A/S	8,757	474
*	Ambu A/S Class B	29,441	356

34

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Zealand Pharma A/S Class A	9,400	350
	ROCKWOOL A/S Class B	1,258	321
*	Bavarian Nordic A/S	12,217	271
	Topdanmark A/S	5,466	259
*	ALK-Abello A/S Class B	19,927	237
	AP Moller - Maersk A/S Class A	131	234
	D/S Norden A/S	4,550	218
	H Lundbeck A/S	38,008	193
*,2	Netcompany Group A/S	5,066	192
	Alm Brand A/S	109,972	182
*	Chemometec A/S	2,439	149
	Spar Nord Bank A/S	9,375	141
*	NTG Nordic Transport Group A/S	2,231	122
	TORM plc Class A	4,874	120
	Dfds A/S	3,398	114
*	Coloplast A/S Class B	926	106
	Schouw & Co. A/S	966	71
	H Lundbeck A/S Class A	3,013	13
			78,947
Egypt (0.0%)
	Commercial International Bank Egypt SAE	351,576	648
*	EFG Holding S.A.E.	224,472	116
	Telecom Egypt Co.	67,366	57
	Madinet Masr For Housing & Development	440,666	48
			869
Finland (0.8%)
	Nordea Bank Abp	571,625	6,259
	Nokia OYJ	881,684	3,526
	Sampo OYJ Class A	80,076	3,515
	UPM-Kymmene OYJ	86,562	2,962
	Kone OYJ Class B	55,527	2,526
	Stora Enso OYJ	104,286	1,326
	Elisa OYJ	26,755	1,313
	Kesko OYJ Class B	48,089	939
	Valmet OYJ	29,055	739
	Orion OYJ Class B	16,923	692
	Huhtamaki OYJ	13,528	465
	TietoEVRY OYJ	12,926	316
	Kojamo OYJ	29,350	292
	Uponor OYJ	8,761	277
	Kemira OYJ	15,535	246
*	QT Group OYJ	3,324	212
	Nokian Renkaat OYJ	22,781	197
[2]	Terveystalo OYJ	12,303	104
	Tokmanni Group Corp.	6,631	98
	Revenio Group OYJ	2,865	73
	Citycon OYJ	10,816	66
	Sanoma OYJ	8,012	62
	YIT OYJ	17,941	44
	F-Secure OYJ	15,991	41
*	Finnair OYJ	62,177	35
*,1	Ahlstrom-Munksjo OYJ	884	17
		Shares	Market Value• ($000)
	Raisio OYJ	4,240	9
	Oriola OYJ Class B	4,424	5
			26,356
France (4.5%)
	Sanofi	180,475	19,221
	L'Oreal SA	38,307	16,826
	BNP Paribas SA	183,157	11,844
	Hermes International SCA	5,632	11,583
	EssilorLuxottica SA	49,530	9,310
	AXA SA	296,159	8,898
	Kering SA	12,017	6,426
	Danone SA	101,759	5,932
	STMicroelectronics NV	107,721	5,084
	Legrand SA	45,495	4,482
	Cie Generale des Etablissements Michelin SCA	120,375	3,766
	Orange SA	303,551	3,408
	Societe Generale SA	116,283	3,294
	Publicis Groupe SA	38,989	3,042
	Edenred	42,521	2,710
	Credit Agricole SA	188,136	2,372
	Carrefour SA	100,924	1,929
	Sodexo SA	13,141	1,410
*,2	Worldline SA	41,788	1,360
	Teleperformance SE	9,757	1,348
	Eurofins Scientific SE	20,408	1,256
	Arkema SA	11,702	1,223
	Vivendi SE	124,742	1,136
	Gecina SA	10,436	1,116
	Sartorius Stedim Biotech	3,908	1,108
	Accor SA	30,947	1,107
	Getlink SE	63,905	1,070
	Klepierre SA	38,638	1,021
	Rexel SA	43,462	1,019
*	Unibail-Rodamco-Westfield	17,245	920
	SCOR SE	26,436	822
	Elis SA	40,690	777
*	SOITEC	4,240	775
	Ipsen SA	5,642	731
	Valeo SE	36,991	719
	BioMerieux	6,809	703
	Aeroports de Paris	5,173	681
	Wendel SE	6,590	602
[2]	Amundi SA	8,982	535
	SES SA Class A ADR	71,065	517
	Covivio SA	10,369	506
[2]	Verallia SA	10,369	495
	Eurazeo SE	8,356	492
*	Ubisoft Entertainment SA	16,123	488
*	Forvia SE (XPAR)	22,754	482
	SEB SA	4,243	465
	Sopra Steria Group SACA	2,028	446
[2]	Neoen SA	10,105	303
	Rubis SCA	11,559	282
	IPSOS	5,456	273
*	Air France-KLM	17,648	269

35

ESG International Stock ETF
		Shares	Market Value• ($000)
	Societe BIC SA	3,005	192
	Sodexo SA French Loyalty Line	1,731	186
*	JCDecaux SE	9,912	184
	Virbac SA	618	184
	Rothschild & Co.	4,287	180
	Coface SA	13,403	179
	Imerys SA	5,164	176
[2]	ALD SA	17,494	169
	Interparfums SA	2,514	166
	Trigano SA	1,174	165
[3]	Eutelsat Communications SA	26,152	159
	Peugeot Invest	1,412	157
*	SES-imagotag SA	1,260	149
	Lagardere SA	6,228	147
*	Voltalia SA (Registered)	7,203	126
	ICADE	3,310	125
*	Carmila SA	7,818	122
	Metropole Television SA	8,254	113
	Cie Plastic Omnium SE	6,334	111
*,3	Valneva SE	15,268	105
*	Euroapi SA	6,766	92
	Nexity SA	5,129	85
	Argan SA	955	77
	Mercialys SA	8,169	76
	Quadient SA	3,391	70
	Beneteau SA	4,558	69
*	ID Logistics Group	256	67
*	Forvia SE (MTAA)	2,833	60
	Antin Infrastructure Partners SA	4,064	60
	Television Francaise 1	7,087	58
*,2	X-Fab Silicon Foundries SE	5,051	57
	Clariane SE	8,211	56
	Derichebourg SA	9,125	50
	Fnac Darty SA	1,500	47
	LISI	1,700	42
[2]	Maisons du Monde SA	4,411	41
*	OVH Groupe SAS	4,002	41
	Vetoquinol SA	410	39
*,2	Elior Group SA	15,833	35
	Bonduelle SCA	2,165	26
	Manitou BF SA	983	26
*,2	SMCP SA	3,555	23
*	Believe SA	2,144	22
*,3	Casino Guichard Perrachon SA	4,805	15
	GL Events	718	15
	Vicat SA	393	13
	Jacquet Metals SACA	618	12
	Equasens	152	12
	Lisi SA	498	12
*,2	Aramis Group SAS	2,503	11
	Altarea SCA	93	9
	Boiron SA	65	4
			151,001
Germany (5.1%)
	SAP SE	181,677	25,345
	Allianz SE (Registered)	65,908	16,021
		Shares	Market Value• ($000)
	Deutsche Telekom AG (Registered)	559,778	11,981
	Mercedes-Benz Group AG	142,476	10,426
	Bayer AG (Registered)	163,205	8,929
	Infineon Technologies AG	216,418	7,734
	DHL Group	157,976	7,367
	adidas AG	27,542	5,497
	Bayerische Motoren Werke AG	52,187	5,489
	Deutsche Boerse AG	30,532	5,420
	Merck KGaA	21,586	3,875
	Deutsche Bank AG (Registered)	336,745	3,663
	Daimler Truck Holding AG	78,229	2,753
	Vonovia SE	114,003	2,735
	Symrise AG Class A	22,275	2,322
	Beiersdorf AG	17,418	2,281
[2]	Siemens Healthineers AG	45,050	2,255
	Fresenius SE & Co. KGaA	69,643	2,233
	Brenntag SE	26,928	2,178
	Hannover Rueck SE	10,230	2,176
	Heidelberg Materials AG	24,686	1,985
	Commerzbank AG	174,415	1,916
*	QIAGEN NV	39,796	1,816
	Henkel AG & Co. KGaA	25,637	1,772
	Fresenius Medical Care AG & Co. KGaA	34,836	1,677
*,2	Covestro AG	30,793	1,635
	Continental AG	18,599	1,380
	Puma SE	17,655	1,183
*,2	Delivery Hero SE	32,079	1,170
*,2	Zalando SE	37,606	1,169
	GEA Group AG	28,778	1,135
[2]	Scout24 SE	13,517	931
*	LEG Immobilien SE	12,870	927
*	Deutsche Lufthansa AG (Registered)	99,845	892
*	HelloFresh SE	27,543	888
	HUGO BOSS AG	10,890	820
	Gerresheimer AG	5,802	753
	FUCHS SE	22,462	737
	Knorr-Bremse AG	10,541	720
	Bechtle AG	14,491	705
	Freenet AG	28,200	675
	AIXTRON SE	17,609	669
	K+S AG (Registered)	34,818	654
	Nemetschek SE	9,328	644
	Evonik Industries AG	33,382	640
*	Evotec SE	26,838	629
	Carl Zeiss Meditec AG	6,073	602
	Rational AG	758	577
	Talanx AG	7,940	534
	LANXESS AG	16,738	528
	KION Group AG	12,990	519
	Aurubis AG	5,306	439
*,2	TeamViewer SE	23,522	436
	Wacker Chemie AG	2,187	322

36

ESG International Stock ETF
		Shares	Market Value• ($000)
	United Internet AG (Registered)	16,451	316
	Siltronic AG	3,920	313
*	Fraport AG Frankfurt Airport Services Worldwide	5,751	311
	Stabilus SE	5,198	292
*	Encavis AG	17,519	268
*	TAG Immobilien AG	23,320	264
[3]	ProSiebenSat.1 Media SE	33,053	262
*	Nordex SE	20,001	239
*	Aroundtown SA	132,750	239
*	Software AG	6,785	234
	Hella GmbH & Co. KGaA	3,181	227
	Telefonica Deutschland Holding AG	116,033	221
[2]	Befesa SA	5,842	215
*	Vitesco Technologies Group AG	2,530	200
	Duerr AG	6,459	193
	Jenoptik AG	6,378	187
	CompuGroup Medical SE & Co. KGaA	3,988	186
	CANCOM SE	6,192	180
	Suedzucker AG	11,157	180
	Krones AG	1,648	178
	Kontron AG	7,644	166
*	MorphoSys AG	5,355	161
	Salzgitter AG	5,339	157
	Fielmann Group AG	3,222	151
	Sixt SE	1,407	150
	Deutsche Wohnen SE	6,329	145
	VERBIO Vereinigte BioEnergie AG	3,048	144
	Synlab AG	13,286	136
	PNE AG	9,583	132
*	Hypoport SE	693	129
	Stroeer SE & Co. KGaA	2,800	127
*	Grand City Properties SA	13,736	123
*,2	Auto1 Group SE	14,476	121
*	flatexDEGIRO AG	13,702	120
*	SUSE SA	7,029	118
*,2	Redcare Pharmacy NV	980	117
	GRENKE AG	4,528	115
	RTL Group SA	3,068	113
*	SMA Solar Technology AG	1,388	112
*	METRO AG	13,995	111
[2]	Deutsche Pfandbriefbank AG	13,314	105
	Atoss Software AG	423	103
	Dermapharm Holding SE	2,010	96
	Energiekontor AG	948	90
	Wacker Neuson SE	3,980	88
	Eckert & Ziegler Strahlen- und Medizintechnik AG	2,398	86
*,3	Nagarro SE	1,094	82
		Shares	Market Value• ($000)
	1&1 AG	5,343	79
	Norma Group SE	4,214	77
	Vossloh AG	1,407	63
	Deutz AG	12,936	61
*	CECONOMY AG	22,876	60
	Draegerwerk AG & Co. KGaA	1,290	53
	STRATEC SE	976	53
	GFT Technologies SE	1,903	53
*	Adtran Networks SE	2,375	52
	Hornbach Holding AG & Co. KGaA	649	51
[2]	DWS Group GmbH & Co. KGaA	1,444	50
	Adesso SE	385	48
	Secunet Security Networks AG	181	44
	Takkt AG	2,938	43
	New Work SE	399	43
	Software AG (XETR)	1,198	41
*,3	Varta AG	1,838	40
[2]	Instone Real Estate Group SE	5,402	35
	PATRIZIA SE	3,200	31
	Deutsche Beteiligungs AG	832	29
*	About You Holding SE	4,154	28
	DIC Asset AG	5,723	27
	KWS Saat SE & Co. KGaA	396	24
	BayWa AG	684	24
	Basler AG	1,584	24
	CropEnergies AG	2,432	22
	Deutsche EuroShop AG	797	18
	ElringKlinger AG	1,438	9
	Wuestenrot & Wuerttembergische AG	318	5
	Hamburger Hafen und Logistik AG	346	4
			171,953
Greece (0.1%)
*	Eurobank Ergasias Services & Holdings SA	445,726	773
*	Alpha Services & Holdings SA	362,655	610
	Hellenic Telecommunications Organization SA	38,776	579
*	National Bank of Greece SA	82,397	559
	JUMBO SA	16,061	496
*	Piraeus Financial Holdings SA	121,034	417
*	Aegean Airlines SA	11,894	170
	Fourlis Holdings SA	22,860	115
	Hellenic Exchanges - Athens Stock Exchange SA	17,518	100
	Terna Energy SA	5,096	91

37

ESG International Stock ETF
		Shares	Market Value• ($000)
	GEK Terna Holding Real Estate Construction SA	5,870	86
	Titan Cement International SA	2,698	54
	Autohellas Tourist & Trading SA	2,922	45
	Sarantis SA	4,643	39
*	Ellaktor SA	13,171	36
	Viohalco SA	4,507	34
*	Holding Co. ADMIE IPTO SA	12,993	32
	Quest Holdings SA	2,608	18
*	LAMDA Development SA	930	7
			4,261
Hong Kong (1.6%)
	AIA Group Ltd.	1,933,800	17,498
	Hong Kong Exchanges & Clearing Ltd.	211,600	8,201
	Sun Hung Kai Properties Ltd.	240,500	2,707
	Techtronic Industries Co. Ltd.	219,500	2,165
	Link REIT	431,220	2,138
	BOC Hong Kong Holdings Ltd.	614,000	1,706
	Hang Seng Bank Ltd.	125,200	1,596
	Lenovo Group Ltd.	1,284,000	1,451
	Wharf Real Estate Investment Co. Ltd.	268,000	1,117
	MTR Corp. Ltd.	220,500	920
[2]	WH Group Ltd.	1,520,592	783
	Sino Land Co. Ltd.	626,000	717
*,2	Samsonite International SA	203,400	681
[2]	ESR Group Ltd.	447,400	671
	Hongkong Land Holdings Ltd.	178,800	634
	Want Want China Holdings Ltd.	844,000	558
	ASMPT Ltd.	54,800	548
	PRADA SpA	83,200	543
	Henderson Land Development Co. Ltd.	180,400	495
	PCCW Ltd.	1,025,590	488
	Hang Lung Properties Ltd.	343,000	457
	Swire Pacific Ltd. Class B	345,000	455
	SITC International Holdings Co. Ltd.	238,000	444
	Swire Properties Ltd.	208,600	436
	Chow Tai Fook Jewellery Group Ltd.	279,000	423
	Swire Pacific Ltd. Class A	49,000	404
	Wharf Holdings Ltd.	164,000	347
	Bank of East Asia Ltd.	236,800	337
	Orient Overseas International Ltd.	20,500	275
	Hysan Development Co. Ltd.	127,000	265
		Shares	Market Value• ($000)
	L'Occitane International SA	72,000	255
	AAC Technologies Holdings Inc.	126,500	245
[2]	BOC Aviation Ltd.	29,200	219
	Pacific Basin Shipping Ltd.	747,000	202
	Vitasoy International Holdings Ltd.	130,000	168
	Giordano International Ltd.	420,000	161
	Man Wah Holdings Ltd.	207,200	151
	VTech Holdings Ltd.	22,600	138
	Luk Fook Holdings International Ltd.	55,180	137
	Fortune REIT	220,000	137
*	MMG Ltd.	408,000	135
	Kerry Properties Ltd.	72,500	134
	First Pacific Co. Ltd.	304,000	129
	Yue Yuen Industrial Holdings Ltd.	103,000	129
*	Cowell e Holdings Inc.	58,000	114
*	Cathay Pacific Airways Ltd.	92,181	98
	DFI Retail Group Holdings Ltd.	39,400	97
*	Shangri-La Asia Ltd.	134,000	92
	Nexteer Automotive Group Ltd.	142,000	91
	Hang Lung Group Ltd.	57,000	79
*	China Travel International Investment Hong Kong Ltd.	412,000	78
*	IGG Inc.	159,000	75
*,2	Sirnaomics Ltd.	11,950	74
*	Theme International Holdings Ltd.	770,000	73
	United Laboratories International Holdings Ltd.	80,000	71
*	Vobile Group Ltd.	247,000	71
	Hong Kong Technology Venture Co. Ltd.	148,000	66
	Johnson Electric Holdings Ltd.	48,500	65
	Champion REIT	180,000	58
	LK Technology Holdings Ltd.	57,500	55
	Cafe de Coral Holdings Ltd.	40,000	49
	Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	27,000	49
	Dah Sing Financial Holdings Ltd.	22,000	48
	Stella International Holdings Ltd.	46,000	48
	HKBN Ltd.	97,500	47
	Value Partners Group Ltd.	129,000	44

38

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Realord Group Holdings Ltd.	64,000	44
	Chow Sang Sang Holdings International Ltd.	35,000	42
	Dah Sing Banking Group Ltd.	58,800	40
	Far East Consortium International Ltd.	168,000	38
	Kerry Logistics Network Ltd.	39,500	37
*,2	Fosun Tourism Group	36,400	37
	SmarTone Telecommunications Holdings Ltd.	65,000	36
	Asia Cement China Holdings Corp.	93,000	36
*,2,3	Everest Medicines Ltd.	15,500	36
*,2	FIT Hon Teng Ltd.	221,000	30
[2]	IMAX China Holding Inc.	24,100	29
*,2	Hua Medicine	133,000	29
*,2	Jacobio Pharmaceuticals Group Co. Ltd.	60,900	29
	Hutchison Telecommunications Hong Kong Holdings Ltd.	202,000	28
	VSTECS Holdings Ltd.	52,000	27
	Truly International Holdings Ltd.	234,000	26
	Texhong International Group Ltd.	49,000	26
*	Vesync Co. Ltd.	64,000	26
*	Shun Tak Holdings Ltd.	180,000	25
*,2	JS Global Lifestyle Co. Ltd.	176,000	25
*	C-Mer Eye Care Holdings Ltd.	52,000	24
*	Powerlong Real Estate Holdings Ltd.	218,000	23
*,2	Frontage Holdings Corp.	82,000	23
	Prosperity REIT	113,000	22
	Singamas Container Holdings Ltd.	216,000	20
*	Esprit Holdings Ltd.	357,471	19
*	Television Broadcasts Ltd.	38,900	19
	Powerlong Commercial Management Holdings Ltd.	37,000	19
	SUNeVision Holdings Ltd.	33,000	16
*	CMBC Capital Holdings Ltd.	164,250	16
*	Sa Sa International Holdings Ltd.	106,000	15
	EC Healthcare	31,000	15
	Texwinca Holdings Ltd.	96,000	14
*	Haitong International Securities Group Ltd.	144,430	12
		Shares	Market Value• ($000)
*,2	JW Cayman Therapeutics Co. Ltd.	37,500	11
*	Apollo Future Mobility Group Ltd.	864,000	10
*,2	Antengene Corp. Ltd.	55,500	9
	K Wah International Holdings Ltd.	26,000	8
*	Renze Harvest International Ltd.	168,000	6
	CITIC Telecom International Holdings Ltd.	12,000	5
	Sun Hung Kai & Co. Ltd.	11,000	4
	Guotai Junan International Holdings Ltd.	25,000	2
*,1	MH Development Ltd.	6,000	—
			54,300
Hungary (0.1%)
	OTP Bank Nyrt.	39,195	1,599
	Richter Gedeon Nyrt.	26,163	655
	Magyar Telekom Telecommunications plc	55,008	73
			2,327
Iceland (0.0%)
[2]	Arion Banki HF	240,114	258
	Sjova-Almennar Tryggingar hf	152,709	40
	Vatryggingafelag Islands Hf	226,296	33
	Siminn HF	238,478	19
			350
India (4.4%)
	Infosys Ltd.	581,585	10,078
	HDFC Bank Ltd.	489,061	9,261
	Hindustan Unilever Ltd.	146,896	4,444
	Axis Bank Ltd.	375,932	4,417
	Bharti Airtel Ltd.	425,072	4,151
	Bajaj Finance Ltd.	39,422	3,407
	ICICI Bank Ltd.	253,274	2,924
	Asian Paints Ltd.	73,398	2,886
	Maruti Suzuki India Ltd.	21,967	2,653
	Titan Co. Ltd.	68,325	2,560
	HCL Technologies Ltd.	180,837	2,558
	Sun Pharmaceutical Industries Ltd.	176,050	2,360
	State Bank of India	292,319	1,980
	UltraTech Cement Ltd.	18,558	1,859
	Nestle India Ltd.	5,724	1,519
	Power Grid Corp. of India Ltd.	510,538	1,507
	Dr Reddy's Laboratories Ltd.	19,804	1,340
	Adani Ports & Special Economic Zone Ltd.	135,703	1,297
	Grasim Industries Ltd.	58,872	1,273
[2]	HDFC Life Insurance Co. Ltd.	161,528	1,257
	Cipla Ltd.	79,944	1,213
	Bajaj Finserv Ltd.	63,185	1,135

39

ESG International Stock ETF
		Shares	Market Value• ($000)
	Wipro Ltd.	227,359	1,120
	Shriram Finance Ltd.	46,310	1,078
*	Zomato Ltd.	912,809	1,074
*,2	Avenue Supermarts Ltd.	23,805	1,070
[2]	SBI Life Insurance Co. Ltd.	68,385	1,067
	Britannia Industries Ltd.	19,089	1,030
	Tata Consumer Products Ltd.	94,053	947
	Apollo Hospitals Enterprise Ltd.	15,960	927
	Divi's Laboratories Ltd.	21,133	916
	Eicher Motors Ltd.	22,603	910
*	Max Healthcare Institute Ltd.	122,867	875
	Cholamandalam Investment & Finance Co. Ltd.	63,516	860
	Varun Beverages Ltd.	72,510	787
*	Adani Green Energy Ltd.	69,599	779
	Hero MotoCorp Ltd.	21,439	755
	Trent Ltd.	30,132	745
*	Godrej Consumer Products Ltd.	58,149	706
	Pidilite Industries Ltd.	23,176	704
*,2	InterGlobe Aviation Ltd.	23,193	682
*	Yes Bank Ltd.	3,339,275	677
	SRF Ltd.	23,167	659
	Indian Hotels Co. Ltd. Class A	128,150	651
[2]	ICICI Lombard General Insurance Co. Ltd.	39,834	632
	Bajaj Auto Ltd.	11,215	624
	Info Edge India Ltd.	11,838	619
	TVS Motor Co. Ltd.	35,854	614
	Marico Ltd.	89,032	613
	Havells India Ltd.	36,632	612
	Dabur India Ltd.	91,286	609
	Ambuja Cements Ltd.	115,783	599
	UPL Ltd.	82,058	586
*	IDFC First Bank Ltd.	520,672	586
	Coforge Ltd.	8,861	584
	CG Power & Industrial Solutions Ltd.	111,728	579
	Persistent Systems Ltd.	8,787	569
	DLF Ltd.	91,219	555
	PI Industries Ltd.	12,626	553
	Tube Investments of India Ltd.	15,724	550
	APL Apollo Tubes Ltd.	27,072	548
	Power Finance Corp. Ltd.	173,554	545
	Supreme Industries Ltd.	10,002	538
[2]	HDFC Asset Management Co. Ltd.	16,657	508
	Federal Bank Ltd.	288,374	501
	Colgate-Palmolive India Ltd.	21,308	500
	Lupin Ltd.	36,696	486
	Tata Elxsi Ltd.	5,517	482
*	Delhivery Ltd.	91,155	481
	REC Ltd.	163,642	471
		Shares	Market Value• ($000)
[2]	AU Small Finance Bank Ltd.	53,712	469
	Mphasis Ltd.	15,941	467
	Page Industries Ltd.	956	463
	Ashok Leyland Ltd.	203,119	451
*	Max Financial Services Ltd.	39,681	447
*	Suzlon Energy Ltd.	1,458,219	432
[2]	ICICI Prudential Life Insurance Co. Ltd.	63,255	431
	Voltas Ltd.	40,053	421
	SBI Cards & Payment Services Ltd.	42,716	421
	Astral Ltd.	17,818	420
	Polycab India Ltd.	6,751	417
	Bank of Baroda	183,685	415
	KPIT Technologies Ltd.	29,253	415
	Embassy Office Parks REIT	111,182	410
	Aurobindo Pharma Ltd.	40,137	402
	Indian Railway Catering & Tourism Corp. Ltd.	47,910	389
	Tata Communications Ltd.	17,870	386
	Zee Entertainment Enterprises Ltd.	119,688	379
	Balkrishna Industries Ltd.	13,507	379
	IIFL Finance Ltd.	51,715	379
	Samvardhana Motherson International Ltd.	325,624	376
	Jubilant Foodworks Ltd.	59,920	370
	Adani Total Gas Ltd.	47,263	363
	Indraprastha Gas Ltd.	64,138	362
	Bajaj Holdings & Investment Ltd.	3,984	358
[2]	Sona Blw Precision Forgings Ltd.	49,110	353
*	FSN E-Commerce Ventures Ltd.	218,788	353
	Mahindra & Mahindra Financial Services Ltd.	96,880	348
	KEI Industries Ltd.	10,600	346
[2]	Bandhan Bank Ltd.	124,169	344
	Berger Paints India Ltd.	39,014	338
	Muthoot Finance Ltd.	21,709	330
	Crompton Greaves Consumer Electricals Ltd.	90,905	329
	ACC Ltd.	13,561	328
	AIA Engineering Ltd.	7,314	326
*	Dixon Technologies India Ltd.	5,245	317
	Fortis Healthcare Ltd.	78,951	316
*	Indus Towers Ltd.	148,928	315
	Dalmia Bharat Ltd.	12,429	313
	Carborundum Universal Ltd.	22,595	310
	IDFC Ltd.	209,109	307
	Deepak Nitrite Ltd.	11,462	307

40

ESG International Stock ETF
		Shares	Market Value• ($000)
*	One 97 Communications Ltd.	29,662	306
	Sundram Fasteners Ltd.	19,854	305
	Kotak Mahindra Bank Ltd.	14,125	300
	Torrent Pharmaceuticals Ltd.	12,902	287
	Navin Fluorine International Ltd.	5,160	287
	Tata Chemicals Ltd.	22,342	286
*,2	Macrotech Developers Ltd.	34,914	282
[2]	Laurus Labs Ltd.	58,314	281
	Zydus Lifesciences Ltd.	37,093	280
	Schaeffler India Ltd.	7,534	278
	NMDC Ltd.	183,617	273
	LIC Housing Finance Ltd.	53,107	271
	Canara Bank	67,689	262
	Apollo Tyres Ltd.	54,622	256
	Blue Star Ltd.	28,290	253
	Kajaria Ceramics Ltd.	14,110	251
	Coromandel International Ltd.	18,638	245
[2]	RBL Bank Ltd.	84,625	244
	Bosch Ltd.	1,084	243
	Linde India Ltd.	3,212	243
*,2	Aster DM Healthcare Ltd.	60,595	243
	Union Bank of India Ltd.	231,832	240
	Piramal Enterprises Ltd.	18,819	239
	Cholamandalam Financial Holdings Ltd.	20,025	238
	Escorts Kubota Ltd.	6,114	233
	NCC Ltd.	113,086	231
	Oberoi Realty Ltd.	17,079	231
	Emami Ltd.	36,251	230
	Phoenix Mills Ltd.	10,508	228
	Biocon Ltd.	72,396	227
	Natco Pharma Ltd.	20,481	226
	Gujarat Fluorochemicals Ltd.	6,143	226
	Computer Age Management Services Ltd.	7,793	223
*	PVR Inox Ltd.	10,128	219
	SKF India Ltd.	3,474	219
	Atul Ltd.	2,438	216
	Amara Raja Batteries Ltd.	28,315	215
	Grindwell Norton Ltd.	7,784	214
	Ipca Laboratories Ltd.	20,194	213
	Poly Medicure Ltd.	12,009	212
	KEC International Ltd.	26,052	211
	Finolex Cables Ltd.	15,794	210
	Finolex Industries Ltd.	72,070	208
	NHPC Ltd.	339,704	206
	Prestige Estates Projects Ltd.	26,341	205
	Thermax Ltd.	6,011	204
	Narayana Hrudayalaya Ltd.	16,140	203
		Shares	Market Value• ($000)
	Elgi Equipments Ltd.	33,761	200
	Can Fin Homes Ltd.	21,911	199
	Sonata Software Ltd.	15,729	199
	Brigade Enterprises Ltd.	27,656	198
	EIH Ltd.	64,453	194
	Punjab National Bank	255,022	194
*	Aditya Birla Capital Ltd.	88,884	194
	JB Chemicals & Pharmaceuticals Ltd.	5,810	194
	V-Guard Industries Ltd.	50,797	193
	Motherson Sumi Wiring India Ltd.	257,220	193
	Westlife Foodworld Ltd.	16,809	190
	Exide Industries Ltd.	58,485	188
	Redington Ltd.	99,304	188
[2]	Syngene International Ltd.	20,002	187
	JK Cement Ltd.	4,602	183
	Akzo Nobel India Ltd.	5,519	183
[2]	Indian Railway Finance Corp. Ltd.	302,861	183
	Aarti Industries Ltd.	30,604	182
	Glenmark Pharmaceuticals Ltd.	19,567	181
	Suven Pharmaceuticals Ltd.	29,059	180
	Angel One Ltd.	7,915	179
*	Gujarat Gas Ltd.	32,791	178
*	CreditAccess Grameen Ltd.	10,221	175
	Manappuram Finance Ltd.	93,394	174
	Indian Bank	37,677	172
	Kansai Nerolac Paints Ltd.	42,100	169
	Bata India Ltd.	8,230	168
	IRB Infrastructure Developers Ltd.	491,950	168
	Birlasoft Ltd.	26,813	165
	CRISIL Ltd.	3,429	164
	Bayer CropScience Ltd.	2,800	163
	UNO Minda Ltd.	22,490	163
[2]	ICICI Securities Ltd.	21,613	163
	Chambal Fertilisers & Chemicals Ltd.	48,046	160
	Mahanagar Gas Ltd.	12,969	160
*	Devyani International Ltd.	67,918	160
	Lakshmi Machine Works Ltd.	860	159
	Bank of India	150,769	156
	BSE Ltd.	12,146	156
	Oracle Financial Services Software Ltd.	3,124	155
	Karur Vysya Bank Ltd.	102,986	151
	Zensar Technologies Ltd.	23,716	151
	Vedant Fashions Ltd.	9,932	151
	KPR Mill Ltd.	16,373	150
	Alkem Laboratories Ltd.	3,359	148
	Sumitomo Chemical India Ltd.	27,465	146

41

ESG International Stock ETF
		Shares	Market Value• ($000)
*,2	PNB Housing Finance Ltd.	18,371	144
*	Aditya Birla Fashion & Retail Ltd.	54,020	143
	360 ONE WAM Ltd.	24,360	143
*	Aavas Financiers Ltd.	7,197	142
[2]	Dr Lal PathLabs Ltd.	5,395	142
[2]	Mindspace Business Parks REIT	38,203	142
	Mastek Ltd.	4,950	142
	Whirlpool of India Ltd.	7,161	141
	Gateway Distriparks Ltd.	136,208	141
*,2	Lemon Tree Hotels Ltd.	107,192	141
[2]	Nippon Life India Asset Management Ltd.	37,289	140
	Central Depository Services India Ltd.	10,163	140
	Intellect Design Arena Ltd.	15,767	140
	Poonawalla Fincorp Ltd.	27,778	140
	Hindustan Zinc Ltd.	36,232	139
[2]	IndiaMart InterMesh Ltd.	3,770	139
	Kalyan Jewellers India Ltd.	45,284	138
	National Aluminium Co. Ltd.	120,978	137
	JM Financial Ltd.	144,324	136
	Rajesh Exports Ltd.	22,377	135
	Tanla Platforms Ltd.	11,484	135
	Zydus Wellnes Ltd.	6,698	133
[2]	Indian Energy Exchange Ltd.	86,389	132
	Relaxo Footwears Ltd.	11,513	131
	Ajanta Pharma Ltd.	6,240	130
	AstraZeneca Pharma India Ltd.	2,527	130
	Bajaj Electricals Ltd.	9,251	130
*	Affle India Ltd.	10,011	130
[2]	Equitas Small Finance Bank Ltd.	117,793	129
*	Bombay Burmah Trading Co.	10,636	128
	PNC Infratech Ltd.	31,815	127
	Gujarat Pipavav Port Ltd.	80,315	126
	UTI Asset Management Co. Ltd.	13,965	126
	Ceat Ltd.	4,588	125
	Great Eastern Shipping Co. Ltd.	13,508	125
*	Medplus Health Services Ltd.	12,612	124
	Karnataka Bank Ltd.	46,225	123
	Raymond Ltd.	5,086	123
	City Union Bank Ltd.	82,480	123
*	Vodafone Idea Ltd.	1,123,026	123
[2]	Godrej Agrovet Ltd.	21,051	122
	Balrampur Chini Mills Ltd.	25,755	121
*	Indiabulls Housing Finance Ltd.	50,205	120
		Shares	Market Value• ($000)
	Hatsun Agro Product Ltd.	8,159	118
	Care Ratings Ltd.	11,667	117
*	Kaveri Seed Co. Ltd.	17,682	117
	Avanti Feeds Ltd.	22,146	116
	Asahi India Glass Ltd.	16,150	116
	JK Lakshmi Cement Ltd.	14,107	115
	Kalpataru Projects International Ltd.	14,467	115
	VIP Industries Ltd.	14,063	113
	PTC India Ltd.	66,473	112
	Welspun Corp. Ltd.	28,252	112
	eClerx Services Ltd.	5,713	112
*	Amber Enterprises India Ltd.	3,167	111
*,2	Krishna Institute of Medical Sciences Ltd.	4,575	110
	Motilal Oswal Financial Services Ltd.	9,746	108
	Happiest Minds Technologies Ltd.	9,337	105
*,2	Tejas Networks Ltd.	9,976	105
	Jindal Saw Ltd.	24,514	104
*	V-Mart Retail Ltd.	3,833	103
	KRBL Ltd.	20,932	102
	Gujarat State Petronet Ltd.	30,461	102
	Aptus Value Housing Finance India Ltd.	31,288	102
	Century Textiles & Industries Ltd.	8,117	101
	CIE Automotive India Ltd.	16,024	101
	Bajaj Consumer Care Ltd.	32,552	101
*	TeamLease Services Ltd.	3,463	101
	Vaibhav Global Ltd.	18,866	101
	Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	13,731	101
	DCB Bank Ltd.	71,201	100
*	Triveni Turbine Ltd.	21,258	100
	CCL Products India Ltd.	13,601	99
	Cera Sanitaryware Ltd.	852	98
*	Godrej Industries Ltd.	14,866	96
	Hitachi Energy India Ltd.	1,796	95
	Pfizer Ltd.	2,032	94
	Sterlite Technologies Ltd.	45,252	94
	EPL Ltd.	39,713	94
[2]	Brookfield India Real Estate Trust	31,131	93
*	Restaurant Brands Asia Ltd.	60,920	93
	EID Parry India Ltd.	15,993	92
	Granules India Ltd.	25,705	92
*	Tata Teleservices Maharashtra Ltd.	85,777	91
	Jubilant Pharmova Ltd. Class A	15,700	89

42

ESG International Stock ETF
		Shares	Market Value• ($000)
	Vinati Organics Ltd.	3,971	89
	Alkyl Amines Chemicals	2,943	89
	GlaxoSmithKline Pharmaceuticals Ltd.	5,071	88
*	Indiabulls Real Estate Ltd.	90,985	88
*	Sun Pharma Advanced Research Co. Ltd.	28,046	87
	Welspun India Ltd.	55,556	84
*	Piramal Pharma Ltd.	67,312	84
	Strides Pharma Science Ltd.	15,586	83
	Edelweiss Financial Services Ltd.	125,759	83
	Trident Ltd.	187,460	83
	DCM Shriram Ltd.	7,257	82
	Century Plyboards India Ltd.	9,875	82
	Route Mobile Ltd.	4,308	82
[2]	Endurance Technologies Ltd.	4,052	81
	KNR Constructions Ltd.	24,359	81
	Orient Electric Ltd.	27,671	80
*	Vardhman Textiles Ltd.	16,852	80
	Craftsman Automation Ltd.	1,356	80
	Sobha Ltd.	10,730	79
*	Alok Industries Ltd.	320,847	77
	Firstsource Solutions Ltd.	38,991	77
	Mahindra Lifespace Developers Ltd.	11,232	77
*	IFCI Ltd.	412,343	76
	Graphite India Ltd.	13,217	76
	Alembic Pharmaceuticals Ltd.	7,940	74
	Rallis India Ltd.	25,921	74
	Multi Commodity Exchange of India Ltd.	3,581	73
[2]	Metropolis Healthcare Ltd.	4,469	72
	Deepak Fertilisers & Petrochemicals Corp. Ltd.	9,893	72
[2]	Quess Corp. Ltd.	13,750	71
*	Chemplast Sanmar Ltd.	11,255	71
*,2	New India Assurance Co. Ltd.	44,883	70
	Gujarat State Fertilizers & Chemicals Ltd.	33,039	70
	Birla Corp. Ltd.	4,984	69
	Garware Technical Fibres Ltd.	1,797	69
	South Indian Bank Ltd.	238,605	67
	Procter & Gamble Health Ltd.	1,146	67
	Saregama India Ltd.	14,041	67
	Fine Organic Industries Ltd.	1,161	67
*	Global Health Ltd.	7,675	66
	Jubilant Ingrevia Ltd.	10,447	65
	NOCIL Ltd.	23,823	65
		Shares	Market Value• ($000)
	Rhi Magnesita India Ltd.	7,494	65
*,1	Nuvama Wealth Management Ltd.	1,895	65
	ZF Commercial Vehicle Control Systems India Ltd.	385	64
	Balaji Amines Ltd.	2,333	63
	TTK Prestige Ltd.	6,540	62
	Clean Science & Technology Ltd.	3,557	61
	Blue Dart Express Ltd.	789	60
	Symphony Ltd.	5,587	60
*	Nuvoco Vistas Corp. Ltd.	14,469	59
	GMM Pfaudler Ltd.	2,987	57
	IDBI Bank Ltd.	78,888	57
	BASF India Ltd.	1,770	56
*,2	General Insurance Corp. of India	20,787	55
*	Borosil Renewables Ltd.	10,389	55
	JK Paper Ltd.	12,236	54
	NBCC India Ltd.	85,173	53
	Rain Industries Ltd.	26,663	52
*	Just Dial Ltd.	5,648	52
	Galaxy Surfactants Ltd.	1,566	51
*	Dhani Services Ltd.	84,039	49
	Polyplex Corp. Ltd.	3,353	49
*	Sheela Foam Ltd.	3,563	48
*	Infibeam Avenues Ltd.	261,334	46
*	TV18 Broadcast Ltd.	71,623	42
	Allcargo Logistics Ltd.	10,977	36
	Brightcom Group Ltd.	154,046	32
*	Campus Activewear Ltd.	8,205	30
*	Sapphire Foods India Ltd.	1,515	26
	Vakrangee Ltd.	86,136	16
*	NIIT Ltd.	13,822	13
*,1	Digidrive Distributors Ltd.	2,808	5
			149,626
Indonesia (0.7%)
	Bank Central Asia Tbk. PT	9,191,316	5,533
	Bank Rakyat Indonesia Persero Tbk. PT	11,639,396	4,240
	Bank Mandiri Persero Tbk. PT	7,387,140	2,921
	Telkom Indonesia Persero Tbk. PT	7,894,700	1,930
	Bank Negara Indonesia Persero Tbk. PT	1,362,600	821
*	Merdeka Copper Gold Tbk. PT	2,986,800	662
	Sumber Alfaria Trijaya Tbk. PT	2,848,000	543
*	Charoen Pokphand Indonesia Tbk. PT	1,230,900	418
	Kalbe Farma Tbk. PT	2,891,600	344
	Indofood Sukses Makmur Tbk. PT	693,500	323
	Sarana Menara Nusantara Tbk. PT	4,317,800	292
	Barito Pacific Tbk. PT	3,954,274	278

43

ESG International Stock ETF
		Shares	Market Value• ($000)
	Unilever Indonesia Tbk. PT	893,100	215
	Indah Kiat Pulp & Paper Tbk. PT	357,800	214
	Indofood CBP Sukses Makmur Tbk. PT	270,600	199
	Dayamitra Telekomunikasi PT	3,675,800	181
	Indosat Tbk. PT	280,000	177
	Elang Mahkota Teknologi Tbk. PT	4,514,400	169
	Indocement Tunggal Prakarsa Tbk. PT	236,800	166
	Mitra Keluarga Karyasehat Tbk. PT	878,600	163
	Tower Bersama Infrastructure Tbk. PT	1,080,560	149
	Ciputra Development Tbk. PT	1,970,300	148
	XL Axiata Tbk. PT	903,550	148
	Medikaloka Hermina Tbk. PT	1,613,400	148
	Summarecon Agung Tbk. PT	3,327,206	147
	Mitra Adiperkasa Tbk. PT	1,091,500	139
	Vale Indonesia Tbk. PT	256,700	99
	Japfa Comfeed Indonesia Tbk. PT	1,080,400	92
	Matahari Department Store Tbk. PT	534,600	91
	Avia Avian Tbk. PT	2,306,500	91
	BFI Finance Indonesia Tbk. PT	1,111,600	88
*	Bumi Serpong Damai Tbk. PT	1,078,700	80
	Pakuwon Jati Tbk. PT	2,457,700	73
*	Panin Financial Tbk. PT	3,652,100	70
*	Bank Pan Indonesia Tbk. PT	809,000	69
	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk. PT	865,526	67
	Mayora Indah Tbk. PT	374,700	64
*	Bank Bukopin Tbk. PT	9,900,640	63
*	Adhi Karya Persero Tbk. PT	2,192,343	62
	Ace Hardware Indonesia Tbk. PT	1,262,600	61
	Bank Syariah Indonesia Tbk. PT	534,000	60
*	Smartfren Telecom Tbk. PT	16,193,800	59
	Jasa Marga Persero Tbk. PT	191,300	54
*	Global Mediacom Tbk. PT	2,154,300	43
*,1	Waskita Karya Persero Tbk. PT	3,046,719	40
	Bank BTPN Syariah Tbk. PT	276,900	39
		Shares	Market Value• ($000)
	Industri Jamu Dan Farmasi Sido Muncul Tbk. PT	872,600	36
	Ramayana Lestari Sentosa Tbk. PT	945,400	35
*	Bank Neo Commerce Tbk. PT	1,417,538	32
	Bank Tabungan Negara Persero Tbk. PT	342,048	28
	Surya Citra Media Tbk. PT	2,787,300	27
*	Lippo Karawaci Tbk. PT	3,991,800	26
	Bank Danamon Indonesia Tbk. PT	109,100	21
	Media Nusantara Citra Tbk. PT	608,900	21
*	Alam Sutera Realty Tbk. PT	1,777,500	21
	Astra Agro Lestari Tbk. PT	38,600	19
*	Wijaya Karya Persero Tbk. PT	489,100	13
*	Bank Raya Indonesia Tbk. PT	373,851	9
*,1	Trada Alam Minera Tbk. PT	477,100	—
			22,321
Ireland (0.2%)
	Kerry Group plc Class A	25,583	2,387
	Kingspan Group plc (XDUB)	23,490	1,985
	Bank of Ireland Group plc	176,362	1,756
	AIB Group plc	209,160	952
	Glanbia plc (XDUB)	25,873	430
	Kingspan Group plc (XLON)	2,173	183
*	Dalata Hotel Group plc	22,784	106
	Glanbia plc (XLON)	28	1
			7,800
Israel (0.4%)
*	Nice Ltd.	10,700	2,085
	Bank Leumi Le-Israel BM	263,184	2,043
	Bank Hapoalim BM	229,404	1,899
	Israel Discount Bank Ltd. Class A	219,739	1,099
	Mizrahi Tefahot Bank Ltd.	23,926	787
*	Nova Ltd.	4,483	578
*	Tower Semiconductor Ltd.	18,770	548
	Bezeq The Israeli Telecommunication Corp. Ltd.	287,146	389
	First International Bank of Israel Ltd.	8,609	348
	Azrieli Group Ltd.	6,235	334
*	Enlight Renewable Energy Ltd.	18,274	297
*	Camtek Ltd.	4,306	262
	Phoenix Holdings Ltd.	22,910	230

44

ESG International Stock ETF
		Shares	Market Value• ($000)
	Reit 1 Ltd.	51,819	221
*	Perion Network Ltd.	6,614	220
*	Shufersal Ltd.	40,795	190
*	Big Shopping Centers Ltd.	2,153	180
	Alony Hetz Properties & Investments Ltd.	20,175	153
	Sapiens International Corp. NV	4,900	146
*	Clal Insurance Enterprises Holdings Ltd.	9,523	141
	Harel Insurance Investments & Financial Services Ltd.	16,468	120
*	Strauss Group Ltd.	5,310	115
	Isracard Ltd.	27,519	112
	Hilan Ltd.	1,863	96
	Electra Ltd.	245	95
	One Software Technologies Ltd.	7,504	95
*	Shikun & Binui Ltd.	36,562	91
	Matrix IT Ltd.	4,483	91
	Sella Capital Real Estate Ltd.	38,179	80
*	Partner Communications Co. Ltd.	18,911	79
	Mega Or Holdings Ltd.	4,166	77
	FIBI Holdings Ltd.	1,731	75
	Maytronics Ltd.	6,590	71
	Fox Wizel Ltd.	893	65
	Delta Galil Ltd.	1,506	59
*	Kamada Ltd.	10,240	59
	Danel Adir Yeoshua Ltd.	724	58
	Summit Real Estate Holdings Ltd.	4,301	57
	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	890	51
	Elco Ltd.	1,586	51
*	Cellcom Israel Ltd.	15,170	50
	IDI Insurance Co. Ltd.	2,191	48
	Menora Mivtachim Holdings Ltd.	2,250	47
	Israel Canada T.R Ltd.	19,092	43
	AudioCodes Ltd.	3,589	37
	G City Ltd.	11,329	36
*	AFI Properties Ltd.	1,025	34
*	Allot Ltd.	5,846	15
			14,057
Italy (1.7%)
	UniCredit SpA	307,439	7,490
	Intesa Sanpaolo SpA	2,574,923	6,876
	Ferrari NV	19,663	6,234
	Stellantis NV	256,626	4,764
	Assicurazioni Generali SpA	216,960	4,494
	Moncler SpA	35,293	2,391
	CNH Industrial NV	161,827	2,231
	Terna - Rete Elettrica Nazionale	250,741	2,068
		Shares	Market Value• ($000)
	Mediobanca Banca di Credito Finanziario SpA	113,575	1,483
	FinecoBank Banca Fineco SpA	106,239	1,452
	Stellantis NV (XPAR)	73,590	1,364
	Banco BPM SpA	237,436	1,133
	Recordati Industria Chimica e Farmaceutica SpA	17,473	876
	Interpump Group SpA	14,891	753
[2]	Poste Italiane SpA	66,567	739
*,2	Nexi SpA	102,016	732
*	Telecom Italia SpA (Bearer)	2,300,351	705
	Amplifon SpA	21,397	695
[2]	Infrastrutture Wireless Italiane SpA	51,036	631
	BPER Banca	163,173	491
	Reply SpA	4,502	460
	Brunello Cucinelli SpA	5,363	443
	Azimut Holding SpA	18,768	434
	Buzzi SpA	13,995	418
	Banca Popolare di Sondrio SPA	86,982	413
	Italgas SpA	69,870	397
	Unipol Gruppo SpA	67,062	373
[2]	Pirelli & C SpA	73,857	368
	DiaSorin SpA	3,402	359
	Brembo SpA	22,072	307
	Banca Mediolanum SpA	33,476	306
[2]	BFF Bank SpA	23,955	257
	Tamburi Investment Partners SpA	26,773	256
	Banca Generali SpA	6,834	249
	De' Longhi SpA	9,242	244
[2]	Carel Industries SpA	7,464	210
*	Banca Monte dei Paschi di Siena SpA	72,137	200
[2]	Anima Holding SpA	46,105	190
*	Telecom Italia SpA (Registered)	599,561	186
[2]	Enav SpA	45,370	183
	Arnoldo Mondadori Editore SpA	73,257	171
[2]	Technogym SpA	19,768	169
	Banca IFIS SpA	8,740	153
	Maire Tecnimont SpA	37,554	150
	Salvatore Ferragamo SpA	7,840	125
	SOL SpA	4,538	124
	Gruppo MutuiOnline SpA	3,987	113
	Sesa SpA	932	109
	Biesse SpA	7,676	107
	Tinexta SpA	5,052	101
	Danieli & C Officine Meccaniche SpA Saving Shares	5,269	100
	Italmobiliare SpA	3,648	98
	El.En. SpA	7,636	91
[2]	RAI Way SpA	15,400	86

45

ESG International Stock ETF
		Shares	Market Value• ($000)
	Rizzoli Corriere Della Sera Mediagroup SpA	109,788	86
	Webuild SpA	39,750	81
	MARR SpA	4,699	69
	Zignago Vetro SpA	3,537	61
*,2	GVS SpA	9,878	61
	Salcef Group SpA	2,286	61
	MFE-MediaForEurope NV Class A	113,926	58
	Immobiliare Grande Distribuzione SIIQ SpA	22,995	57
	Credito Emiliano SpA	6,294	53
	Sanlorenzo SpA	1,303	52
[2]	doValue SpA	9,811	48
*,3	Juventus Football Club SpA	104,047	41
	Piaggio & C SpA	9,562	37
	UnipolSai Assicurazioni SpA	14,275	36
	MFE-MediaForEurope NV Class B	48,774	35
	Danieli & C Officine Meccaniche SpA	1,043	25
*	Tod's SpA	471	19
	Datalogic SpA	2,377	17
	Cementir Holding NV	1,388	12
	Alerion Cleanpower SpA	239	7
			56,468
Japan (17.4%)
	Toyota Motor Corp.	1,980,600	34,124
	Sony Group Corp.	204,700	17,030
	Mitsubishi UFJ Financial Group Inc.	1,925,700	15,363
	Keyence Corp.	32,400	13,452
	Tokyo Electron Ltd.	73,900	10,976
	Shin-Etsu Chemical Co. Ltd.	321,000	10,231
	Sumitomo Mitsui Financial Group Inc.	211,800	9,683
	Daiichi Sankyo Co. Ltd.	312,700	9,210
	Honda Motor Co. Ltd.	275,200	8,893
	KDDI Corp.	267,900	7,964
	Recruit Holdings Co. Ltd.	222,549	7,928
	Takeda Pharmaceutical Co. Ltd.	255,757	7,904
	Nintendo Co. Ltd.	173,900	7,456
	SoftBank Group Corp.	161,100	7,220
	Mizuho Financial Group Inc.	424,320	6,992
	Tokio Marine Holdings Inc.	310,000	6,841
	Hoya Corp.	57,000	6,324
	Fast Retailing Co. Ltd.	25,700	5,896
	Oriental Land Co. Ltd.	155,400	5,598
	Nippon Telegraph & Telephone Corp.	4,815,000	5,560
	Murata Manufacturing Co. Ltd.	95,300	5,331
	SoftBank Corp.	458,543	5,259
[3]	Seven & i Holdings Co. Ltd.	127,800	5,244
		Shares	Market Value• ($000)
	Denso Corp.	75,200	5,133
	Astellas Pharma Inc.	306,700	4,640
	FANUC Corp.	161,200	4,585
	SMC Corp.	9,400	4,570
	Nidec Corp.	84,900	4,418
	Panasonic Holdings Corp.	359,100	4,133
	Canon Inc.	165,000	4,061
	Central Japan Railway Co.	30,900	3,962
	Advantest Corp.	30,700	3,843
	Bridgestone Corp.	97,500	3,786
	Fujitsu Ltd.	30,200	3,775
	FUJIFILM Holdings Corp.	60,400	3,569
	East Japan Railway Co.	60,700	3,432
	Chugai Pharmaceutical Co. Ltd.	111,500	3,399
	Ajinomoto Co. Inc.	79,800	3,381
	Mitsui Fudosan Co. Ltd.	154,100	3,374
	Terumo Corp.	110,300	3,337
*	Renesas Electronics Corp.	199,577	3,325
	Daiwa House Industry Co. Ltd.	112,500	3,125
	Suzuki Motor Corp.	77,500	3,045
	Kao Corp.	78,800	3,044
	Kubota Corp.	187,000	3,009
	Otsuka Holdings Co. Ltd.	78,000	2,963
	Dai-ichi Life Holdings Inc.	158,900	2,953
	Eisai Co. Ltd.	44,500	2,813
	Olympus Corp.	208,100	2,811
	MS&AD Insurance Group Holdings Inc.	78,000	2,801
	Kyocera Corp.	53,900	2,765
	Disco Corp.	13,900	2,747
	Japan Post Holdings Co. Ltd.	351,767	2,697
	Shiseido Co. Ltd.	65,900	2,674
	Aeon Co. Ltd.	127,800	2,649
	Unicharm Corp.	65,700	2,621
	Mitsubishi Estate Co. Ltd.	196,400	2,502
	NEC Corp.	46,500	2,451
	Bandai Namco Holdings Inc.	104,000	2,413
	Secom Co. Ltd.	33,900	2,373
	Sompo Holdings Inc.	54,300	2,363
	Sumitomo Mitsui Trust Holdings Inc.	61,300	2,296
	Nippon Yusen KK	82,900	2,206
	TDK Corp.	59,800	2,177
	Shionogi & Co. Ltd.	48,500	2,130
	Sekisui House Ltd.	102,400	2,087
	Nomura Research Institute Ltd.	71,300	2,049
	Nomura Holdings Inc.	517,300	2,003
	Japan Post Bank Co. Ltd.	245,218	1,968
	Lasertec Corp.	12,600	1,959

46

ESG International Stock ETF
	Shares	Market Value• ($000)
Toyota Industries Corp.	27,300	1,928
Resona Holdings Inc.	362,750	1,922
Shimano Inc.	12,700	1,863
West Japan Railway Co.	41,651	1,803
Sumitomo Realty & Development Co. Ltd.	68,700	1,756
Sumitomo Electric Industries Ltd.	143,000	1,751
Nitto Denko Corp.	25,500	1,740
Yaskawa Electric Corp.	44,300	1,737
Sysmex Corp.	32,600	1,730
Japan Exchange Group Inc.	97,700	1,705
Omron Corp.	32,600	1,573
Asahi Kasei Corp.	240,000	1,549
Daiwa Securities Group Inc.	270,000	1,535
NTT Data Group Corp.	112,000	1,506
Mitsui OSK Lines Ltd.	54,000	1,495
Toray Industries Inc.	274,800	1,482
Pan Pacific International Holdings Corp.	72,700	1,449
M3 Inc.	72,700	1,449
Nissan Motor Co. Ltd.	338,400	1,439
Mitsubishi Chemical Group Corp.	240,900	1,438
Ono Pharmaceutical Co. Ltd.	75,800	1,432
Shimadzu Corp.	48,700	1,431
Yamaha Motor Co. Ltd.	54,100	1,400
Z Holdings Corp.	459,900	1,381
Nitori Holdings Co. Ltd.	12,100	1,377
Tokyu Corp.	108,200	1,367
T&D Holdings Inc.	85,100	1,349
Capcom Co. Ltd.	31,100	1,312
Nexon Co. Ltd.	64,300	1,304
Nippon Paint Holdings Co. Ltd.	167,113	1,291
Isuzu Motors Ltd.	99,800	1,278
Kawasaki Kisen Kaisha Ltd.	37,900	1,270
MINEBEA MITSUMI Inc.	74,400	1,261
MEIJI Holdings Co. Ltd.	50,300	1,261
MatsukiyoCocokara & Co.	21,200	1,248
Yakult Honsha Co. Ltd.	23,038	1,207
Dai Nippon Printing Co. Ltd.	43,700	1,194
Hankyu Hanshin Holdings Inc.	32,100	1,152
Nippon Building Fund Inc.	272	1,149
Aisin Corp.	34,300	1,145
Makita Corp.	41,500	1,138
Kintetsu Group Holdings Co. Ltd.	35,700	1,130
Yamato Holdings Co. Ltd.	59,700	1,121
Hamamatsu Photonics KK	24,200	1,120
SG Holdings Co. Ltd.	77,434	1,119
		Shares	Market Value• ($000)
	Ibiden Co. Ltd.	18,500	1,115
	Daito Trust Construction Co. Ltd.	10,100	1,114
	Dentsu Group Inc.	37,300	1,114
	Nissan Chemical Corp.	26,000	1,114
	Rohm Co. Ltd.	13,300	1,109
	Tobu Railway Co. Ltd.	40,400	1,108
	Asics Corp.	30,200	1,099
	Mazda Motor Corp.	102,600	1,069
	Niterra Co. Ltd.	44,400	1,030
	Sekisui Chemical Co. Ltd.	66,300	1,017
	Toppan Inc.	41,400	1,000
	Japan Real Estate Investment Corp.	229	952
	SBI Holdings Inc.	46,400	947
	TIS Inc.	40,000	943
	Mitsui Chemicals Inc.	34,500	935
	Toho Co. Ltd.	24,300	926
	Nissin Foods Holdings Co. Ltd.	10,400	908
	JSR Corp.	32,300	902
	Odakyu Electric Railway Co. Ltd.	60,600	901
	Rohto Pharmaceutical Co. Ltd.	34,500	898
[3]	Nomura Real Estate Master Fund Inc.	757	890
	Konami Group Corp.	15,300	888
	Concordia Financial Group Ltd.	194,300	861
	Daifuku Co. Ltd.	46,000	849
	Kurita Water Industries Ltd.	21,800	849
	Keisei Electric Railway Co. Ltd.	22,100	846
	MISUMI Group Inc.	48,500	845
	USS Co. Ltd.	47,700	833
	Kyowa Kirin Co. Ltd.	44,900	821
	SUMCO Corp.	61,300	819
	Kuraray Co. Ltd.	71,500	812
	Brother Industries Ltd.	47,700	807
	Seiko Epson Corp.	51,100	800
	Trend Micro Inc.	18,800	798
	BayCurrent Consulting Inc.	23,200	797
	Chiba Bank Ltd.	111,400	795
	Zensho Holdings Co. Ltd.	16,800	792
	Bank of Kyoto Ltd.	13,600	785
	Azbil Corp.	23,400	780
	Oji Holdings Corp.	190,300	778
	Koito Manufacturing Co. Ltd.	45,400	770
*	ANA Holdings Inc.	33,841	764
	Hulic Co. Ltd.	84,670	760
	NH Foods Ltd.	24,400	757
	Yamaha Corp.	24,500	756
	Shizuoka Financial Group Inc.	92,800	754
	Amada Co. Ltd.	71,100	752

47

ESG International Stock ETF
		Shares	Market Value• ($000)
	Nisshin Seifun Group Inc.	56,900	750
	Haseko Corp.	59,800	742
	Nippon Prologis REIT Inc.	369	742
	TOTO Ltd.	26,700	732
	Fukuoka Financial Group Inc.	30,900	730
	Keio Corp.	20,700	716
	Toyo Suisan Kaisha Ltd.	17,100	705
	Rakuten Group Inc.	177,700	691
	Otsuka Corp.	15,000	669
	Keihan Holdings Co. Ltd.	23,300	665
	Nikon Corp.	61,400	662
	Hoshizaki Corp.	17,000	652
	Santen Pharmaceutical Co. Ltd.	69,800	648
	Lixil Corp.	51,600	646
	Taiyo Yuden Co. Ltd.	23,100	642
	Tokyu Fudosan Holdings Corp.	102,300	636
	Japan Airlines Co. Ltd.	30,623	631
	Suntory Beverage & Food Ltd.	19,600	631
	Asahi Intecc Co. Ltd.	31,000	629
	Isetan Mitsukoshi Holdings Ltd.	54,400	624
	SCREEN Holdings Co. Ltd.	5,900	601
	COMSYS Holdings Corp.	28,100	598
	Nagoya Railroad Co. Ltd.	36,800	591
	Taiheiyo Cement Corp.	30,800	591
	Resonac Holdings Corp.	35,967	585
	Daiwa House REIT Investment Corp.	308	584
	Marui Group Co. Ltd.	33,400	578
	Sumitomo Forestry Co. Ltd.	20,300	571
	Stanley Electric Co. Ltd.	32,300	567
	Alfresa Holdings Corp.	32,100	548
[3]	Aozora Bank Ltd.	27,900	548
	Hirose Electric Co. Ltd.	4,500	545
	Advance Residence Investment Corp.	224	539
	Hikari Tsushin Inc.	3,200	532
	Nippon Sanso Holdings Corp.	22,000	530
	McDonald's Holdings Co. Japan Ltd.	13,300	529
[3]	Hisamitsu Pharmaceutical Co. Inc.	15,600	528
	Sohgo Security Services Co. Ltd.	82,000	523
	Persol Holdings Co. Ltd.	30,600	523
	Iwatani Corp.	9,900	521
	CyberAgent Inc.	81,100	516
	Mitsubishi HC Capital Inc.	78,860	512
		Shares	Market Value• ($000)
	NSK Ltd.	87,300	508
	Keikyu Corp.	54,600	504
	Nippon Express Holdings Inc.	9,500	493
	Kansai Paint Co. Ltd.	29,900	490
	Sanrio Co. Ltd.	9,400	490
	Japan Post Insurance Co. Ltd.	30,239	487
	Hachijuni Bank Ltd.	88,900	479
	Teijin Ltd.	46,800	475
[3]	Ryohin Keikaku Co. Ltd.	36,500	471
	Seibu Holdings Inc.	44,500	471
	Orix JREIT Inc.	378	470
	Nabtesco Corp.	24,400	461
	Square Enix Holdings Co. Ltd.	12,100	459
	Sanwa Holdings Corp.	29,100	443
	United Urban Investment Corp.	409	440
	Yamada Holdings Co. Ltd.	139,700	439
	Kobayashi Pharmaceutical Co. Ltd.	8,800	434
*	Mercari Inc.	18,800	428
	Shinko Electric Industries Co. Ltd.	10,400	426
	Toagosei Co. Ltd.	44,400	423
	Lion Corp.	38,600	420
	TechnoPro Holdings Inc.	17,100	419
	GMO Payment Gateway Inc.	6,500	412
	Mitsubishi Motors Corp.	104,100	407
	Kyushu Railway Co.	18,400	401
	Yokohama Rubber Co. Ltd.	19,700	400
	Nippon Shinyaku Co. Ltd.	9,100	398
	Fuyo General Lease Co. Ltd.	4,800	397
	Tsuruha Holdings Inc.	5,400	395
	Nomura Real Estate Holdings Inc.	15,700	395
	Hirogin Holdings Inc.	63,100	394
	Goldwin Inc.	5,500	393
	Mebuki Financial Group Inc.	141,900	392
	Nifco Inc.	13,200	389
[3]	J Front Retailing Co. Ltd.	36,500	384
	Hakuhodo DY Holdings Inc.	40,300	382
	Zenkoku Hosho Co. Ltd.	10,900	378
	Oracle Corp. Japan	5,400	377
	Yamazaki Baking Co. Ltd.	19,800	375
	Tokyo Ohka Kogyo Co. Ltd.	5,500	372
	Lintec Corp.	22,400	369
	Koei Tecmo Holdings Co. Ltd.	23,780	369
	Nagase & Co. Ltd.	21,500	368

48

ESG International Stock ETF
		Shares	Market Value• ($000)
	Kose Corp.	4,400	365
	Credit Saison Co. Ltd.	23,200	363
	Toyo Seikan Group Holdings Ltd.	19,600	355
	Japan Hotel REIT Investment Corp.	698	354
*	SHIFT Inc.	1,700	350
	Open House Group Co. Ltd.	10,200	345
	Miura Co. Ltd.	14,900	344
	Medipal Holdings Corp.	19,200	329
	Fujikura Ltd.	39,600	328
	Nankai Electric Railway Co. Ltd.	15,600	328
	ZOZO Inc.	16,400	328
	Alps Alpine Co. Ltd.	39,200	327
	Kaken Pharmaceutical Co. Ltd.	13,300	326
	SCSK Corp.	18,800	326
	Wacoal Holdings Corp.	14,800	325
	Tokyo Seimitsu Co. Ltd.	5,900	325
	Maruha Nichiro Corp.	18,600	325
	INFRONEER Holdings Inc.	31,108	325
	Macnica Holdings Inc.	6,900	323
	Tokyo Century Corp.	8,400	322
	Nippon Kayaku Co. Ltd.	35,600	319
	Nichirei Corp.	13,500	319
	Iida Group Holdings Co. Ltd.	19,500	319
	THK Co. Ltd.	17,400	318
	Tokyo Tatemono Co. Ltd.	23,900	314
	Sekisui House REIT Inc.	540	312
	Shimamura Co. Ltd.	3,000	309
	Daishi Hokuetsu Financial Group Inc.	12,300	308
	Seino Holdings Co. Ltd.	21,100	307
	Fujitec Co. Ltd.	12,000	307
	Kadokawa Corp.	12,844	302
	Suzuken Co. Ltd.	10,100	299
	Takashimaya Co. Ltd.	19,900	299
	Invincible Investment Corp.	709	295
	Daihen Corp.	8,000	292
	Japan Prime Realty Investment Corp.	114	289
*	Money Forward Inc.	7,500	282
	Konica Minolta Inc.	91,100	281
	DIC Corp.	16,200	279
	Rinnai Corp.	14,400	279
	Industrial & Infrastructure Fund Investment Corp.	278	279
	Iyogin Holdings Inc.	39,800	276
	Kamigumi Co. Ltd.	12,200	275
	Internet Initiative Japan Inc.	15,600	271
	Mitsui Fudosan Logistics Park Inc.	79	269
	Daicel Corp.	32,100	268
		Shares	Market Value• ($000)
	Coca-Cola Bottlers Japan Holdings Inc.	20,400	266
	Sundrug Co. Ltd.	9,000	266
	JTEKT Corp.	29,200	264
	NSD Co. Ltd.	15,000	263
	Nakanishi Inc.	10,400	262
*	Park24 Co. Ltd.	18,500	261
	Rakus Co. Ltd.	16,000	260
	OKUMA Corp.	5,500	258
	Nippon Gas Co. Ltd.	16,500	257
	Pigeon Corp.	21,900	254
	Nihon Kohden Corp.	9,500	253
	Activia Properties Inc.	90	252
	Anritsu Corp.	34,100	250
*,3	Right On Co. Ltd.	67,000	250
	NOK Corp.	17,800	249
	Ito En Ltd.	8,400	248
	Ulvac Inc.	6,400	248
	Kaneka Corp.	8,800	247
	Toyo Corp.	26,500	246
	Artnature Inc.	45,700	246
	Toho Gas Co. Ltd.	13,700	245
	Gunma Bank Ltd.	53,000	244
	Toyoda Gosei Co. Ltd.	11,300	244
	Kyushu Financial Group Inc.	49,600	243
	DMG Mori Co. Ltd.	13,300	242
	Tomy Co. Ltd.	14,900	242
	Maruwa Co. Ltd.	1,300	242
	Nagatanien Holdings Co. Ltd.	14,900	241
	LaSalle Logiport REIT	233	238
	Daiwabo Holdings Co. Ltd.	11,700	237
	Nippon Electric Glass Co. Ltd.	13,300	235
	Taisho Pharmaceutical Holdings Co. Ltd.	5,700	235
	Denka Co. Ltd.	12,300	232
	Mitsui High-Tec Inc.	3,400	231
	BIPROGY Inc.	8,900	230
	Daiwa Office Investment Corp.	49	230
	Fuji Soft Inc.	7,600	229
	Sanken Electric Co. Ltd.	3,000	229
	Kewpie Corp.	13,700	228
	NET One Systems Co. Ltd.	11,600	227
	SHO-BOND Holdings Co. Ltd.	5,600	226
	Casio Computer Co. Ltd.	25,400	225
	Citizen Watch Co. Ltd.	36,800	225
	Nihon M&A Center Holdings Inc.	40,500	225
	ST Corp.	21,400	225
	Furukawa Electric Co. Ltd.	13,000	223
	Nishi-Nippon Financial Holdings Inc.	21,500	222

49

ESG International Stock ETF
		Shares	Market Value• ($000)
	Mitsubishi Estate Logistics REIT Investment Corp.	82	222
	Sumitomo Rubber Industries Ltd.	21,000	221
	Yamaguchi Financial Group Inc.	27,600	219
	Toyo Tire Corp.	14,500	218
	ADEKA Corp.	11,300	217
	Sugi Holdings Co. Ltd.	4,800	215
	Kagome Co. Ltd.	9,200	215
	Mori Trust REIT Inc.	422	213
	Sankyu Inc.	6,100	213
	Frontier Real Estate Investment Corp.	66	213
	House Foods Group Inc.	9,800	212
	Kakaku.com Inc.	17,800	212
	77 Bank Ltd.	9,800	212
	Ezaki Glico Co. Ltd.	8,000	211
	EXEO Group Inc.	9,900	211
	Zeon Corp.	18,800	207
	Kenedix Office Investment Corp.	87	205
	Daiwa Securities Living Investments Corp.	268	205
	Sumitomo Bakelite Co. Ltd.	4,300	203
	Fujimi Inc.	8,700	201
	Dowa Holdings Co. Ltd.	6,200	199
	Hanwa Co. Ltd.	6,200	197
	Kenedix Residential Next Investment Corp.	126	196
	GS Yuasa Corp.	10,300	195
	Jeol Ltd.	6,100	194
*	Sharp Corp.	31,400	193
	Daiseki Co. Ltd.	6,380	193
	Rengo Co. Ltd.	28,300	192
	Ushio Inc.	15,100	190
	NHK Spring Co. Ltd.	24,300	188
	Tsumura & Co.	10,000	188
	Morinaga Milk Industry Co. Ltd.	4,600	188
	Calbee Inc.	9,300	186
	Daiichikosho Co. Ltd.	9,400	182
	Mori Hills REIT Investment Corp.	181	182
[3]	ABC-Mart Inc.	9,900	180
*	PeptiDream Inc.	14,000	180
	Topcon Corp.	14,900	179
	Yushin Precision Equipment Co. Ltd.	37,700	179
	Mizuho Leasing Co. Ltd.	5,400	178
	Mabuchi Motor Co. Ltd.	5,700	174
	Amano Corp.	8,000	174
	Morinaga & Co. Ltd.	4,700	171
	Toyota Boshoku Corp.	9,000	170
	Meitec Corp.	9,700	170
	Relo Group Inc.	14,400	169
	OSG Corp.	13,400	169
	PALTAC Corp.	5,100	168
*	Fujita Kanko Inc.	5,100	167
		Shares	Market Value• ($000)
	Information Services International-Dentsu Ltd.	4,100	164
	Gunze Ltd.	5,200	164
*	Hino Motors Ltd.	41,200	161
	Toridoll Holdings Corp.	5,900	161
	NTT UD REIT Investment Corp.	169	161
	Nisshinbo Holdings Inc.	21,600	160
	Nissui Corp.	30,500	160
	Sangetsu Corp.	7,700	160
	Kanamoto Co. Ltd.	9,400	159
	Hokuhoku Financial Group Inc.	17,500	158
	Osaka Soda Co. Ltd.	3,300	158
	Takeuchi Manufacturing Co. Ltd.	4,900	156
	Dexerials Corp.	6,300	156
	Canon Marketing Japan Inc.	5,900	155
	SMS Co. Ltd.	8,000	154
	Sotetsu Holdings Inc.	7,800	152
	Hazama Ando Corp.	18,600	152
	Pilot Corp.	4,700	151
	Benesse Holdings Inc.	11,800	150
	Fancl Corp.	8,500	149
	Okamura Corp.	10,000	149
	Hulic REIT Inc.	134	149
	Descente Ltd.	5,800	147
	Kaga Electronics Co. Ltd.	3,200	145
	Nippon Kanzai Holdings Co. Ltd.	7,900	145
	Fuji Corp.	8,700	143
	Japan Material Co. Ltd.	7,800	143
	Seven Bank Ltd.	66,700	142
	Fujitsu General Ltd.	7,300	141
	SBI Shinsei Bank Ltd.	7,277	141
	Wellneo Sugar Co. Ltd.	9,400	140
	Ain Holdings Inc.	3,900	139
	Yoshinoya Holdings Co. Ltd.	7,100	139
	TKC Corp.	5,500	139
*	Sansan Inc.	14,000	139
	JAFCO Group Co. Ltd.	10,800	138
	Sawai Group Holdings Co. Ltd.	4,300	138
	Japan Aviation Electronics Industry Ltd.	6,500	137
	Nextage Co. Ltd.	6,100	137
	Shiga Bank Ltd.	6,100	136
	Ferrotec Holdings Corp.	6,500	135
	K's Holdings Corp.	14,400	133
	Glory Ltd.	6,100	129
	Taiyo Holdings Co. Ltd.	7,100	128
	Mitsubishi Logistics Corp.	4,800	127
*	Leopalace21 Corp.	50,300	126
	Kenedix Retail REIT Corp.	63	125
	Kyudenko Corp.	4,000	123

50

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Nippon Paper Industries Co. Ltd.	13,700	123
	Digital Garage Inc.	4,800	123
	Kureha Corp.	2,100	123
	Resorttrust Inc.	7,600	122
	Pola Orbis Holdings Inc.	9,400	121
	Elecom Co. Ltd.	10,100	121
	Kyoritsu Maintenance Co. Ltd.	2,800	121
[3]	Aeon Mall Co. Ltd.	10,000	120
	Tokuyama Corp.	7,500	120
	Taikisha Ltd.	3,800	119
	Japan Excellent Inc.	131	119
	Chugin Financial Group Inc.	17,900	119
	Nishi-Nippon Railroad Co. Ltd.	6,300	118
	TS Tech Co. Ltd.	10,000	118
	As One Corp.	3,000	118
	Mochida Pharmaceutical Co. Ltd.	5,100	118
	JVCKenwood Corp.	27,100	118
	H2O Retailing Corp.	9,700	117
	Fuji Kyuko Co. Ltd.	3,200	117
	Outsourcing Inc.	14,900	117
	MIRAIT ONE Corp.	8,800	117
	NTN Corp.	58,400	116
	San-In Godo Bank Ltd.	18,200	115
	Sumitomo Osaka Cement Co. Ltd.	4,200	115
	Takasago Thermal Engineering Co. Ltd.	5,700	115
	Nippon Shokubai Co. Ltd.	3,000	114
	Organo Corp.	4,100	114
	Kanematsu Corp.	8,100	114
	Okasan Securities Group Inc.	28,900	114
	Hokuetsu Corp.	18,200	113
	NEC Networks & System Integration Corp.	8,500	113
	Mani Inc.	8,500	111
	C Uyemura & Co. Ltd.	1,700	111
	Izumi Co. Ltd.	4,200	110
	Aichi Financial Group Inc.	6,563	110
	H.U. Group Holdings Inc.	6,000	109
	ARE Holdings Inc.	8,400	109
	Sumitomo Pharma Co. Ltd.	31,100	108
	GMO internet group Inc.	6,700	108
	Sumitomo Warehouse Co. Ltd.	6,300	108
	FP Corp.	5,500	106
	Seria Co. Ltd.	6,700	106
	Takuma Co. Ltd.	9,600	106
	Yaoko Co. Ltd.	2,000	105
	Katitas Co. Ltd.	6,500	104
	EM Systems Co. Ltd.	20,400	104
	Shares	Market Value• ($000)
Heiwa Real Estate REIT Inc.	104	104
Rorze Corp.	1,300	103
Torishima Pump Manufacturing Co. Ltd.	7,900	103
Bank of Iwate Ltd.	5,900	102
Kumiai Chemical Industry Co. Ltd.	13,100	101
Simplex Holdings Inc.	5,100	101
Makino Milling Machine Co. Ltd.	2,100	100
Toho Holdings Co. Ltd.	5,000	100
Nipro Corp.	12,000	99
DCM Holdings Co. Ltd.	11,900	99
Inabata & Co. Ltd.	4,500	98
Kokuyo Co. Ltd.	6,300	98
Shibaura Machine Co. Ltd.	3,400	98
Menicon Co. Ltd.	7,000	98
Juroku Financial Group Inc.	3,900	98
Prima Meat Packers Ltd.	5,600	97
Tadano Ltd.	12,000	97
DeNA Co. Ltd.	9,300	96
Open Up Group Inc.	7,000	96
AZ-COM MARUWA Holdings Inc.	6,100	95
Hokkoku Financial Holdings Inc.	2,800	94
Belc Co. Ltd.	2,000	93
Milbon Co. Ltd.	3,000	93
Nitto Kogyo Corp.	3,500	93
Daio Paper Corp.	10,900	93
Tokai Rika Co. Ltd.	5,900	92
Trusco Nakayama Corp.	5,200	92
Nippon Soda Co. Ltd.	2,500	92
CRE Logistics REIT Inc.	79	92
Heiwa Real Estate Co. Ltd.	3,400	91
Nikkon Holdings Co. Ltd.	4,000	91
CKD Corp.	6,500	90
Tokyo Individualized Educational Institute Inc.	27,000	90
Riken Keiki Co. Ltd.	2,500	90
Aica Kogyo Co. Ltd.	3,700	88
Nitto Boseki Co. Ltd.	3,200	88
Starts Corp. Inc.	4,200	88
Shoei Co. Ltd.	5,200	88
Shibaura Mechatronics Corp.	500	88
Toa Corp.	6,000	88
TBS Holdings Inc.	4,900	87
Iino Kaiun Kaisha Ltd.	12,100	87
Bic Camera Inc.	11,700	87
Base Co. Ltd.	2,900	87
Bando Chemical Industries Ltd.	8,200	86
DTS Corp.	3,900	86

51

ESG International Stock ETF
		Shares	Market Value• ($000)
	Ichigo Office REIT Investment Corp.	140	86
	Megachips Corp.	2,900	84
[3]	Ministop Co. Ltd.	8,500	84
	Seiren Co. Ltd.	5,100	84
	Tokyo Kiraboshi Financial Group Inc.	3,200	84
	Intage Holdings Inc.	6,900	83
	Mitsubishi Logisnext Co. Ltd.	8,800	83
	Sanyo Electric Railway Co. Ltd.	5,400	83
	Kitz Corp.	11,400	82
	Japan Wool Textile Co. Ltd.	9,300	80
	Mitsui-Soko Holdings Co. Ltd.	2,800	80
[3]	AEON Financial Service Co. Ltd.	9,100	79
	PAL GROUP Holdings Co. Ltd.	5,600	79
	Yamazen Corp.	10,100	79
	Change Holdings Inc.	5,600	79
	KeePer Technical Laboratory Co. Ltd.	1,700	79
	Ryosan Co. Ltd.	2,700	78
	Kissei Pharmaceutical Co. Ltd.	3,300	77
	Jaccs Co. Ltd.	2,200	77
	MOS Food Services Inc.	3,300	77
	Monex Group Inc.	21,600	77
	Heiwado Co. Ltd.	4,600	76
	JP-Holdings Inc.	33,800	76
	Matsuyafoods Holdings Co. Ltd.	2,600	76
	Hyakugo Bank Ltd.	22,000	76
	Shochiku Co. Ltd.	1,000	76
	KOMEDA Holdings Co. Ltd.	3,900	76
	Advance Logistics Investment Corp.	84	76
	Meiko Electronics Co. Ltd.	3,100	76
	Topre Corp.	6,300	75
	UACJ Corp.	3,500	75
	Hirata Corp.	1,400	75
	Takara Bio Inc.	7,600	74
	Iriso Electronics Co. Ltd.	2,500	74
	Aoyama Trading Co. Ltd.	6,600	73
	Toshiba TEC Corp.	3,000	73
*	Raksul Inc.	7,600	73
	Aiful Corp.	30,400	72
	Musashi Seimitsu Industry Co. Ltd.	6,100	72
	Godo Steel Ltd.	2,400	72
	Toho Titanium Co. Ltd.	5,300	72
	Joyful Honda Co. Ltd.	6,100	72
	PHC Holdings Corp.	7,400	72
	Arata Corp.	1,900	71
	Nippon Yakin Kogyo Co. Ltd.	2,300	71
*	UT Group Co. Ltd.	4,300	71
		Shares	Market Value• ($000)
	Cybozu Inc.	4,700	70
	JCR Pharmaceuticals Co. Ltd.	8,000	70
	Life Corp.	2,800	70
	Yodogawa Steel Works Ltd.	3,000	70
	Japan Best Rescue System Co. Ltd.	14,200	70
	Ariake Japan Co. Ltd.	1,900	69
	Fuji Media Holdings Inc.	6,600	69
	FCC Co. Ltd.	5,200	69
	en Japan Inc.	3,900	68
	Kiyo Bank Ltd.	6,600	68
	Kyokuyo Co. Ltd.	2,600	68
	Fuso Chemical Co. Ltd.	2,300	67
	Hosiden Corp.	5,400	67
	Nishimatsu Construction Co. Ltd.	2,625	67
	Nissha Co. Ltd.	5,500	67
*	RENOVA Inc.	7,100	67
	Central Glass Co. Ltd.	3,300	66
	Raito Kogyo Co. Ltd.	4,700	66
	Sakata INX Corp.	7,000	66
	Transcosmos Inc.	3,000	66
	Tsubakimoto Chain Co.	2,500	66
	North Pacific Bank Ltd.	31,300	66
	Hokkan Holdings Ltd.	6,000	65
	Inaba Denki Sangyo Co. Ltd.	3,000	65
	Towa Corp.	2,600	65
	Tsurumi Manufacturing Co. Ltd.	3,100	65
	OSAKA Titanium Technologies Co. Ltd.	2,800	64
	Zuken Inc.	2,200	64
	BML Inc.	3,200	63
	Seiko Group Corp.	3,400	63
	Maxell Ltd.	5,800	63
	Konishi Co. Ltd.	3,700	63
	Nisshin Oillio Group Ltd.	2,200	63
	Benefit One Inc.	7,300	63
	JCU Corp.	2,700	63
	Duskin Co. Ltd.	2,800	63
	Paramount Bed Holdings Co. Ltd.	3,900	63
	Hokuto Corp.	4,900	62
	Max Co. Ltd.	3,300	62
	Nanto Bank Ltd.	3,400	62
	Nichiha Corp.	2,900	62
	Noritake Co. Ltd.	1,500	62
	Ricoh Leasing Co. Ltd.	2,100	62
	Sinko Industries Ltd.	4,500	62
	Tri Chemical Laboratories Inc.	3,300	62
	Japan Lifeline Co. Ltd.	7,700	61
	Chudenko Corp.	3,700	61
	Nichicon Corp.	6,300	61
	Nippn Corp.	4,300	61
*	euglena Co. Ltd.	11,000	61
	Adastria Co. Ltd.	3,000	60
	KFC Holdings Japan Ltd.	2,900	60
	Musashino Bank Ltd.	3,300	60

52

ESG International Stock ETF
		Shares	Market Value• ($000)
	Ai Holdings Corp.	3,700	60
	Premium Group Co. Ltd.	5,400	60
	Shizuoka Gas Co. Ltd.	8,400	59
	Achilles Corp.	5,800	59
	Shoei Foods Corp.	1,900	59
	Wakita & Co. Ltd.	6,400	59
	Koshidaka Holdings Co. Ltd.	6,400	59
	KH Neochem Co. Ltd.	3,800	59
	Asahi Diamond Industrial Co. Ltd.	9,400	58
	United Arrows Ltd.	3,900	58
	Hioki EE Corp.	1,100	58
	Onward Holdings Co. Ltd.	16,300	58
	dip Corp.	2,400	58
	TOKAI Holdings Corp.	9,000	58
	Tama Home Co. Ltd.	2,400	58
	Furukawa Co. Ltd.	4,700	57
	Aeon Delight Co. Ltd.	2,600	57
	Systena Corp.	31,000	57
	Mizuno Corp.	1,800	57
	Nippon Densetsu Kogyo Co. Ltd.	3,900	57
	Noritsu Koki Co. Ltd.	2,800	57
	Yokorei Co. Ltd.	6,300	57
	LITALICO Inc.	3,800	57
	Nishio Holdings Co. Ltd.	2,300	56
	Matsuya Co. Ltd.	7,400	55
	Mitsuuroko Group Holdings Co. Ltd.	6,100	55
	Nippon Carbon Co. Ltd.	1,800	55
*	Nippon Sheet Glass Co. Ltd.	10,500	55
	Tachibana Eletech Co. Ltd.	3,000	55
	Tokai Tokyo Financial Holdings Inc.	17,500	54
	Fuji Seal International Inc.	4,500	54
	Ichibanya Co. Ltd.	1,400	54
	San-A Co. Ltd.	1,600	54
	Idec Corp.	2,600	54
	EDION Corp.	5,400	54
	Nojima Corp.	6,200	54
	Sintokogio Ltd.	7,200	54
	Zojirushi Corp.	4,400	54
	Insource Co. Ltd.	7,200	54
	West Holdings Corp.	2,800	54
	Siix Corp.	4,900	53
	Keiyo Bank Ltd.	13,000	53
	Enplas Corp.	700	53
	Toyo Construction Co. Ltd.	7,000	53
	Senshu Electric Co. Ltd.	2,000	53
	KYB Corp.	1,600	52
	Komori Corp.	6,900	52
	Retail Partners Co. Ltd.	4,700	52
	Mitsubishi Pencil Co. Ltd.	3,900	52
	Nomura Co. Ltd.	8,800	52
		Shares	Market Value• ($000)
	Sakai Moving Service Co. Ltd.	1,400	52
	Nippon Pillar Packing Co. Ltd.	1,800	52
	Megmilk Snow Brand Co. Ltd.	3,100	51
	Argo Graphics Inc.	2,200	51
	YAMABIKO Corp.	5,000	51
	Toyo Gosei Co. Ltd.	1,000	51
	Septeni Holdings Co. Ltd.	17,600	51
	ARCLANDS Corp.	4,400	50
	Awa Bank Ltd.	3,200	50
	Geo Holdings Corp.	2,800	50
	Ichiyoshi Securities Co. Ltd.	10,600	50
	Miroku Jyoho Service Co. Ltd.	4,800	50
	Tekken Corp.	3,600	50
	Kyorin Pharmaceutical Co. Ltd.	4,100	50
	JINS Holdings Inc.	2,100	50
	Nippon Light Metal Holdings Co. Ltd.	4,690	50
	Genky DrugStores Co. Ltd.	1,400	50
*	PKSHA Technology Inc.	2,900	50
	Kosaido Holdings Co. Ltd.	2,600	50
	Japan Pulp & Paper Co. Ltd.	1,500	49
	Torii Pharmaceutical Co. Ltd.	1,900	49
	TSI Holdings Co. Ltd.	9,900	49
	ARTERIA Networks Corp.	3,600	49
	Aiphone Co. Ltd.	2,300	48
	Sato Holdings Corp.	3,300	48
	Topy Industries Ltd.	3,100	48
	T Hasegawa Co. Ltd.	2,000	48
	Japan Transcity Corp.	10,900	48
	Starzen Co. Ltd.	2,700	48
	Earth Corp.	1,400	48
	Senshu Ikeda Holdings Inc.	26,300	48
	San ju San Financial Group Inc.	4,000	48
	Chugoku Marine Paints Ltd.	4,800	47
	Riken Corp.	2,100	47
	Ryobi Ltd.	2,400	47
	ESPEC Corp.	3,000	47
	Trancom Co. Ltd.	900	47
	Yuasa Trading Co. Ltd.	1,600	47
	Aisan Industry Co. Ltd.	5,200	46
	Fuji Co. Ltd.	3,700	46
	WATAMI Co. Ltd.	5,700	46
	Unipres Corp.	5,500	46
	Acom Co. Ltd.	19,000	45
	MIXI Inc.	2,700	45
	VT Holdings Co. Ltd.	12,700	45
	Future Corp.	4,200	45

53

ESG International Stock ETF
		Shares	Market Value• ($000)
	Sanyo Chemical Industries Ltd.	1,600	45
	Yondoshi Holdings Inc.	3,500	45
	Uchida Yoko Co. Ltd.	1,000	45
	MCJ Co. Ltd.	5,500	45
	J Trust Co. Ltd.	13,800	44
	Daiichi Jitsugyo Co. Ltd.	1,200	44
	Fujiya Co. Ltd.	2,600	44
	Funai Soken Holdings Inc.	2,400	44
	Kohnan Shoji Co. Ltd.	1,800	44
	Studio Alice Co. Ltd.	3,000	44
	Ogaki Kyoritsu Bank Ltd.	3,200	44
	Sanyo Denki Co. Ltd.	900	44
	Yahagi Construction Co. Ltd.	5,100	44
	Yonex Co. Ltd.	4,600	44
	Pasona Group Inc.	3,900	44
	Feed One Co. Ltd.	7,780	44
*	Vision Inc.	3,800	44
	Mirai Corp.	135	44
	Altech Corp.	2,500	44
	Fuji Oil Holdings Inc.	2,700	43
	Aichi Steel Corp.	1,700	43
	Teikoku Electric Manufacturing Co. Ltd.	2,500	43
	ASKUL Corp.	3,200	43
	Kurimoto Ltd.	2,200	43
	Asahi Yukizai Corp.	1,500	42
	Kameda Seika Co. Ltd.	1,400	42
	Qol Holdings Co. Ltd.	3,200	42
	JAC Recruitment Co. Ltd.	2,300	42
	Doutor Nichires Holdings Co. Ltd.	2,600	42
	Anicom Holdings Inc.	9,400	42
	Sala Corp.	8,100	42
*	HIS Co. Ltd.	3,000	41
	Maruzen Showa Unyu Co. Ltd.	1,500	41
	Tokyo Electron Device Ltd.	600	41
	Sinfonia Technology Co. Ltd.	3,800	41
	Showa Sangyo Co. Ltd.	1,981	41
	Tachi-S Co. Ltd.	3,400	41
	Vector Inc.	4,500	41
	Usen-Next Holdings Co. Ltd.	1,700	41
	Bank of the Ryukyus Ltd.	5,500	40
	Inageya Co. Ltd.	3,900	40
	Piolax Inc.	2,500	40
	Digital Arts Inc.	1,200	40
	Press Kogyo Co. Ltd.	8,800	40
	Sumitomo Densetsu Co. Ltd.	2,000	40
	Towa Pharmaceutical Co. Ltd.	2,100	40
	Hankyu Hanshin REIT Inc.	41	40
	Procrea Holdings Inc.	2,900	40
		Shares	Market Value• ($000)
	SKY Perfect JSAT Holdings Inc.	8,600	39
	CMK Corp.	9,300	39
	Daiwa Industries Ltd.	4,000	39
	Fujicco Co. Ltd.	2,900	39
	Anest Iwata Corp.	4,600	39
	Mitsui DM Sugar Holdings Co. Ltd.	1,900	39
	Optex Group Co. Ltd.	3,200	39
	WingArc1st Inc.	2,300	39
	Dai Nippon Toryo Co. Ltd.	5,700	38
	Ishihara Sangyo Kaisha Ltd.	3,900	38
	Kurabo Industries Ltd.	2,400	38
	Bank of Nagoya Ltd.	1,300	38
	Okamoto Industries Inc.	1,200	38
	Hyakujushi Bank Ltd.	2,500	38
	Sanyo Special Steel Co. Ltd.	2,000	38
	TOMONY Holdings Inc.	13,300	38
*	Istyle Inc.	11,000	38
	RS Technologies Co. Ltd.	2,000	38
	Aeon Hokkaido Corp.	6,500	38
	Futaba Industrial Co. Ltd.	7,800	37
	Ines Corp.	3,200	37
	Rock Field Co. Ltd.	3,500	37
	Token Corp.	700	37
	Toyo Kanetsu KK	1,600	37
	Tsugami Corp.	4,600	37
	Warabeya Nichiyo Holdings Co. Ltd.	2,000	37
	MEC Co. Ltd.	1,400	37
	Snow Peak Inc.	3,400	37
	Prestige International Inc.	8,900	36
	ES-Con Japan Ltd.	6,100	36
	Neturen Co. Ltd.	5,200	36
	Shin Nippon Biomedical Laboratories Ltd.	2,300	36
	Ki-Star Real Estate Co. Ltd.	1,100	36
	Chiyoda Integre Co. Ltd.	1,800	35
	G-Tekt Corp.	2,800	35
	Nippon Signal Co. Ltd.	5,300	35
	Tochigi Bank Ltd.	17,200	35
	Noevir Holdings Co. Ltd.	900	35
*	Japan Display Inc.	131,700	35
	Roland Corp.	1,300	35
	Nippon Fine Chemical Co. Ltd.	2,000	35
	Computer Engineering & Consulting Ltd.	2,900	34
	Keiyo Co. Ltd.	5,900	34
	Nichiban Co. Ltd.	2,600	34
	Nippon Sharyo Ltd.	2,400	34
	Sumida Corp.	3,000	34
	Sodick Co. Ltd.	7,200	34
	Tanseisha Co. Ltd.	6,300	34
	Totetsu Kogyo Co. Ltd.	1,800	34

54

ESG International Stock ETF
	Shares	Market Value• ($000)
Mitsubishi Research Institute Inc.	1,000	34
eRex Co. Ltd.	5,300	34
TRE Holdings Corp.	4,200	34
Health Care & Medical Investment Corp.	33	34
Roland DG Corp.	1,400	33
Koa Corp.	2,600	33
Sumitomo Mitsui Construction Co. Ltd.	11,800	33
Oita Bank Ltd.	2,000	33
Shima Seiki Manufacturing Ltd.	2,400	33
Tenma Corp.	1,900	33
CTI Engineering Co. Ltd.	1,100	33
TV Asahi Holdings Corp.	2,800	32
Arakawa Chemical Industries Ltd.	4,600	32
Fukushima Galilei Co. Ltd.	900	32
Kanto Denka Kogyo Co. Ltd.	5,600	32
Komeri Co. Ltd.	1,500	32
Mitsuba Corp.	6,100	32
Nihon Parkerizing Co. Ltd.	4,000	32
Shibusawa Warehouse Co. Ltd.	1,400	32
Star Micronics Co. Ltd.	2,500	32
Pack Corp.	1,500	32
Tsubaki Nakashima Co. Ltd.	5,700	32
Broadleaf Co. Ltd.	8,600	32
Weathernews Inc.	700	31
Fujibo Holdings Inc.	1,300	31
Kyodo Printing Co. Ltd.	1,400	31
Nippon Thompson Co. Ltd.	8,000	31
Ryoyo Electro Corp.	1,300	31
Senko Group Holdings Co. Ltd.	4,400	31
Shikoku Kasei Holdings Corp.	3,100	31
COLOPL Inc.	7,100	31
ZIGExN Co. Ltd.	7,800	31
Chilled & Frozen Logistics Holdings Co. Ltd.	3,200	31
Avant Group Corp.	3,200	31
Itoham Yonekyu Holdings Inc.	5,400	30
FULLCAST Holdings Co. Ltd.	2,100	30
Mandom Corp.	3,000	30
Mitsuboshi Belting Ltd.	900	30
Pacific Industrial Co. Ltd.	3,100	30
Riso Kagaku Corp.	1,900	30
Seikagaku Corp.	5,500	30
SWCC Corp.	2,200	30
TOC Co. Ltd.	7,000	30
		Shares	Market Value• ($000)
	Toyo Ink SC Holdings Co. Ltd.	1,900	30
	Zenrin Co. Ltd.	4,800	30
	Vital KSK Holdings Inc.	4,400	30
	Hoosiers Holdings Co. Ltd.	4,100	30
	Fixstars Corp.	3,500	30
	YAKUODO Holdings Co. Ltd.	1,700	30
	TechMatrix Corp.	2,700	30
	m-up Holdings Inc.	2,900	30
	Integrated Design & Engineering Holdings Co. Ltd.	1,300	30
	Key Coffee Inc.	2,000	29
	Nippon Seiki Co. Ltd.	3,800	29
	Riken Vitamin Co. Ltd.	1,800	29
	Shinko Shoji Co. Ltd.	3,600	29
	Yamagata Bank Ltd.	3,900	29
	Yokowo Co. Ltd.	2,500	29
	Solasto Corp.	6,400	29
	Nisso Corp.	5,000	29
	JDC Corp.	6,900	29
	Elan Corp.	4,800	29
*	Demae-Can Co. Ltd.	10,400	29
	Akita Bank Ltd.	2,200	28
	Goldcrest Co. Ltd.	2,100	28
	Komatsu Matere Co. Ltd.	5,600	28
	Kintetsu Department Store Co. Ltd.	1,400	28
	Nissan Shatai Co. Ltd.	4,500	28
	Okura Industrial Co. Ltd.	1,600	28
	Shikoku Bank Ltd.	4,400	28
	Tamron Co. Ltd.	900	28
	Yurtec Corp.	4,400	28
	DKS Co. Ltd.	2,400	28
	Osaka Organic Chemical Industry Ltd.	1,600	28
	Fibergate Inc.	2,700	28
	Midac Holdings Co. Ltd.	2,200	28
	KPP Group Holdings Co. Ltd.	6,200	28
	Obara Group Inc.	1,000	27
	Avex Inc.	2,700	27
	Riso Kyoiku Co. Ltd.	15,700	27
	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	1,700	27
	Ichigo Inc.	12,400	27
	Oki Electric Industry Co. Ltd.	4,300	27
	SBS Holdings Inc.	1,300	27
	Tocalo Co. Ltd.	2,800	27
	Sakai Chemical Industry Co. Ltd.	2,000	27
	Sankyo Tateyama Inc.	4,400	27
	V Technology Co. Ltd.	1,600	26
	Marudai Food Co. Ltd.	2,200	26
	Nippon Parking Development Co. Ltd.	17,100	26
	Nippon Road Co. Ltd.	400	26

55

ESG International Stock ETF
		Shares	Market Value• ($000)
	Rheon Automatic Machinery Co. Ltd.	2,700	26
	Riken Technos Corp.	5,300	26
	SRA Holdings	1,100	26
	Mie Kotsu Group Holdings Inc.	6,400	26
	Furuya Metal Co. Ltd.	400	26
	Shinwa Co. Ltd.	1,600	25
	Fudo Tetra Corp.	2,000	25
	Fukui Bank Ltd.	2,300	25
	Nihon Nohyaku Co. Ltd.	5,200	25
	Sumitomo Seika Chemicals Co. Ltd.	800	25
	Tatsuta Electric Wire & Cable Co. Ltd.	5,200	25
	Toho Bank Ltd.	13,000	25
	Yamashin-Filter Corp.	11,300	25
	One REIT Inc.	14	25
	ASKA Pharmaceutical Holdings Co. Ltd.	2,200	25
	Autobacs Seven Co. Ltd.	2,200	24
	Chuo Spring Co. Ltd.	4,700	24
	Nissei ASB Machine Co. Ltd.	800	24
	CI Takiron Corp.	5,900	24
	Sumitomo Riko Co. Ltd.	3,200	24
	Sanei Architecture Planning Co. Ltd.	1,700	24
	Gree Inc.	5,700	24
	Takaoka Toko Co. Ltd.	1,600	24
	Toyobo Co. Ltd.	3,200	23
	Central Security Patrols Co. Ltd.	1,100	23
	Fujimori Kogyo Co. Ltd.	900	23
	Fukuda Corp.	700	23
	JSP Corp.	1,700	23
*	Jamco Corp.	2,200	23
	Kanaden Corp.	2,300	23
	Infocom Corp.	1,200	23
	Nissin Corp.	1,300	23
	Tosei Corp.	1,800	23
	Ryoden Corp.	1,400	23
	Tamura Corp.	5,700	23
	Tayca Corp.	2,500	23
	S-Pool Inc.	6,900	23
	Ebase Co. Ltd.	4,800	23
	Exedy Corp.	1,200	22
	Furuno Electric Co. Ltd.	2,500	22
	Hokkaido Gas Co. Ltd.	1,400	22
*	Sourcenext Corp.	17,100	22
	Nihon Tokushu Toryo Co. Ltd.	2,400	22
*	Nippon Chemi-Con Corp.	2,300	22
	France Bed Holdings Co. Ltd.	2,600	22
	Shin-Etsu Polymer Co. Ltd.	2,300	22
	Xebio Holdings Co. Ltd.	3,200	22
	NEC Capital Solutions Ltd.	1,000	22
		Shares	Market Value• ($000)
	Airtrip Corp.	1,400	22
	Daiken Corp.	1,000	21
	Hibiya Engineering Ltd.	1,400	21
	Oriental Shiraishi Corp.	9,400	21
	Bunka Shutter Co. Ltd.	2,700	20
	Chiyoda Co. Ltd.	3,000	20
	Chubu Shiryo Co. Ltd.	2,600	20
	Nakayama Steel Works Ltd.	3,100	20
	Macromill Inc.	3,900	20
	Oro Co. Ltd.	1,400	20
	Cosel Co. Ltd.	2,100	19
*	KNT-CT Holdings Co. Ltd.	1,800	19
	Kyosan Electric Manufacturing Co. Ltd.	6,000	19
	Valor Holdings Co. Ltd.	1,300	19
	Nihon Chouzai Co. Ltd.	2,000	19
	Tv Tokyo Holdings Corp.	900	19
*	Net Protections Holdings Inc.	7,000	19
	ESCON Japan REIT Investment Corp.	24	19
	Tosei REIT Investment Corp.	20	19
	Happinet Corp.	1,000	18
	Joshin Denki Co. Ltd.	1,200	18
	CMIC Holdings Co. Ltd.	1,500	18
	Nitto Kohki Co. Ltd.	1,300	18
	Nippon Beet Sugar Manufacturing Co. Ltd.	1,400	18
	Nippon Ceramic Co. Ltd.	1,000	18
	Nitta Corp.	800	18
	Digital Holdings Inc.	2,500	18
	Asahi Co. Ltd.	2,000	18
	Restar Holdings Corp.	1,100	18
	YA-MAN Ltd.	2,600	18
	Nittoku Co. Ltd.	1,100	18
	Yukiguni Maitake Co. Ltd.	2,900	18
	Nafco Co. Ltd.	1,400	18
	Futaba Corp.	4,500	17
	Fuso Pharmaceutical Industries Ltd.	1,200	17
	Ichikoh Industries Ltd.	4,600	17
	Kansai Food Market Ltd.	1,700	17
	J-Oil Mills Inc.	1,400	17
*	Pacific Metals Co. Ltd.	1,600	17
	Tokyu Construction Co. Ltd.	3,300	17
	Saibu Gas Holdings Co. Ltd.	1,200	17
	NS United Kaiun Kaisha Ltd.	600	17
*	Unitika Ltd.	11,200	17
	Yorozu Corp.	2,700	17
	FIDEA Holdings Co. Ltd.	1,600	17
	Aeon Fantasy Co. Ltd.	700	16
	Iseki & Co. Ltd.	1,900	16
	Toho Zinc Co. Ltd.	1,400	16
	Tomoku Co. Ltd.	1,000	16

56

ESG International Stock ETF
		Shares	Market Value• ($000)
	ValueCommerce Co. Ltd.	1,800	16
	Medical Data Vision Co. Ltd.	3,200	16
	METAWATER Co. Ltd.	1,200	16
	Bell System24 Holdings Inc.	1,500	16
	Belluna Co. Ltd.	3,100	15
	Daido Metal Co. Ltd.	4,000	15
	Fuji Pharma Co. Ltd.	1,900	15
	Mirarth Holdings Inc.	4,800	15
	Kyokuto Kaihatsu Kogyo Co. Ltd.	1,200	15
	Yokogawa Bridge Holdings Corp.	800	15
	Takamiya Co. Ltd.	4,200	15
	Kamakura Shinsho Ltd.	3,400	15
	Daiki Aluminium Industry Co. Ltd.	1,500	15
	Corona Corp. Class A	2,200	14
	Hodogaya Chemical Co. Ltd.	600	14
	Oiles Corp.	1,000	14
	Takasago International Corp.	700	14
	I-PEX Inc.	1,200	14
	Aida Engineering Ltd.	1,900	13
	Central Sports Co. Ltd.	800	13
	Tsukishima Holdings Co. Ltd.	1,400	13
	Tsutsumi Jewelry Co. Ltd.	800	13
	Ohara Inc.	1,400	13
	LIFULL Co. Ltd.	7,700	13
	Create SD Holdings Co. Ltd.	500	13
	Konoike Transport Co. Ltd.	900	13
	Sanki Engineering Co. Ltd.	1,100	12
	Daito Pharmaceutical Co. Ltd.	770	12
	Hosokawa Micron Corp.	400	11
	Halows Co. Ltd.	400	11
	Matsuda Sangyo Co. Ltd.	700	11
	Noritz Corp.	1,000	11
	SB Technology Corp.	700	11
	Direct Marketing MiX Inc.	2,700	11
	Alpha Systems Inc.	500	10
	Union Tool Co.	400	10
	World Holdings Co. Ltd.	600	10
	Proto Corp.	1,200	10
*	TerraSky Co. Ltd.	700	10
	Takamatsu Construction Group Co. Ltd.	500	9
	Nichiden Corp.	500	9
	Sekisui Jushi Corp.	500	9
	Shibuya Corp.	500	9
	TPR Co. Ltd.	700	9
		Shares	Market Value• ($000)
	Tokushu Tokai Paper Co. Ltd.	400	9
	Linical Co. Ltd.	1,900	9
	Moriroku Holdings Co. Ltd.	600	9
	Eiken Chemical Co. Ltd.	800	8
	DyDo Group Holdings Inc.	200	8
	Axial Retailing Inc.	300	8
	Nachi-Fujikoshi Corp.	300	8
	Alpen Co. Ltd.	600	8
	KAWADA TECHNOLOGIES Inc.	200	8
	World Co. Ltd.	700	8
*,3	Open Door Inc.	1,000	8
	Matsui Securities Co. Ltd.	1,300	7
	Gecoss Corp.	1,100	7
	Marvelous Inc.	1,400	7
	T-Gaia Corp.	600	7
	Sekisui Kasei Co. Ltd.	2,400	7
	Towa Bank Ltd.	1,700	7
	Cleanup Corp.	1,200	6
*	FDK Corp.	1,000	6
	Koatsu Gas Kogyo Co. Ltd.	1,200	6
	Dai-Dan Co. Ltd.	300	6
	Tokyo Base Co. Ltd.	2,700	6
	Raccoon Holdings Inc.	1,100	6
*	Akebono Brake Industry Co. Ltd.	5,400	5
	Advan Group Co. Ltd.	800	5
	MTI Ltd.	1,400	5
	Osaka Steel Co. Ltd.	400	5
	Tokai Corp.	400	5
	Orient Corp.	500	4
	Taiho Kogyo Co. Ltd.	700	4
	Chori Co. Ltd.	200	4
	Wowow Inc.	500	4
	Okuwa Co. Ltd.	700	4
	Sanoh Industrial Co. Ltd.	600	4
*	Gurunavi Inc.	1,600	4
	Japan Medical Dynamic Marketing Inc.	700	4
	Taki Chemical Co. Ltd.	100	3
	Toenec Corp.	100	3
	Robot Home Inc.	2,200	3
	Gakken Holdings Co. Ltd.	400	2
	Shindengen Electric Manufacturing Co. Ltd.	100	2
*	Media Do Co. Ltd.	200	2
	Airport Facilities Co. Ltd.	200	1
			588,379
Kuwait (0.3%)
	National Bank of Kuwait SAKP	1,232,009	3,676
	Kuwait Finance House KSCP	1,466,446	3,543

57

ESG International Stock ETF
		Shares	Market Value• ($000)
	Mobile Telecommunications Co. KSCP	281,799	466
*	Agility Public Warehousing Co. KSC	236,894	442
	Boubyan Bank KSCP	205,885	407
	Mabanee Co. KPSC	113,213	307
	National Industries Group Holding SAK	355,789	262
	Gulf Bank KSCP	274,922	225
	Warba Bank KSCP	209,136	136
	Boursa Kuwait Securities Co. KPSC	16,677	108
	Burgan Bank SAK	165,785	104
*	Kuwait Projects Co. Holding KSCP	260,973	104
	Salhia Real Estate Co. KSCP	66,894	104
	Kuwait Telecommunications Co.	51,605	95
*	Alimtiaz Investment Group KSC	393,277	90
	Jazeera Airways Co. KSCP	15,409	83
	Kuwait International Bank KSCP	150,793	79
	Integrated Holding Co. KCSC	46,810	63
*	National Real Estate Co. KPSC	206,404	54
			10,348
Malaysia (0.5%)
	Malayan Banking Bhd.	1,142,800	2,243
	Public Bank Bhd.	2,272,500	2,071
	CIMB Group Holdings Bhd.	1,217,400	1,476
	Petronas Chemicals Group Bhd.	432,000	663
	Celcomdigi Bhd.	648,100	612
	Press Metal Aluminium Holdings Bhd.	550,500	575
	IHH Healthcare Bhd.	432,400	552
	Sime Darby Plantation Bhd.	575,200	546
	MISC Bhd.	267,674	415
	IOI Corp. Bhd.	456,900	397
	Kuala Lumpur Kepong Bhd.	84,600	393
	PPB Group Bhd.	102,700	348
	Axiata Group Bhd.	684,600	348
	Hong Leong Bank Bhd.	79,000	340
	Gamuda Bhd.	347,700	338
	TIME dotCom Bhd.	280,500	333
	Malaysia Airports Holdings Bhd.	195,100	310
	RHB Bank Bhd.	252,500	305
	Nestle Malaysia Bhd.	10,100	284
	Maxis Bhd.	325,400	281
	Inari Amertron Bhd.	404,900	275
	Sime Darby Bhd.	471,200	233
	AMMB Holdings Bhd.	283,400	228
		Shares	Market Value• ($000)
	Pentamaster Corp. Bhd.	177,250	202
	Telekom Malaysia Bhd.	178,782	197
	Alliance Bank Malaysia Bhd.	261,000	194
	Bermaz Auto Bhd.	364,300	176
	My EG Services Bhd.	1,007,800	173
	QL Resources Bhd.	141,500	165
	Bursa Malaysia Bhd.	102,900	153
*	Top Glove Corp. Bhd.	888,400	147
	Padini Holdings Bhd.	159,600	136
	Mega First Corp. Bhd.	187,000	134
	Frontken Corp. Bhd.	174,200	132
	ViTrox Corp. Bhd.	80,200	131
	Fraser & Neave Holdings Bhd.	23,500	129
	Malaysian Pacific Industries Bhd.	19,700	122
	KPJ Healthcare Bhd.	474,900	119
	Genting Plantations Bhd.	101,500	118
	Hartalega Holdings Bhd.	274,600	116
[2]	MR DIY Group M Bhd.	345,000	115
	Malaysia Building Society Bhd.	716,600	114
	FGV Holdings Bhd.	378,900	111
	Hong Leong Financial Group Bhd.	26,900	106
	D&O Green Technologies Bhd.	129,900	99
	Scientex Bhd.	111,400	91
	VS Industry Bhd.	434,600	90
	Syarikat Takaful Malaysia Keluarga Bhd.	112,600	90
	Westports Holdings Bhd.	114,100	86
*	Chin Hin Group Bhd.	90,500	84
*	PMB Technology Bhd.	101,000	79
	UWC Bhd.	98,400	74
	United Plantations Bhd.	20,400	70
	CTOS Digital Bhd.	221,500	68
	Malaysian Resources Corp. Bhd.	663,900	64
*	Greatech Technology Bhd.	62,200	60
	Kossan Rubber Industries Bhd.	185,000	51
[2]	Lotte Chemical Titan Holding Bhd.	192,400	51
	UMW Holdings Bhd.	44,900	46
	SP Setia Bhd. Group	187,100	37
	WCT Holdings Bhd.	339,300	37
	Astro Malaysia Holdings Bhd.	306,900	34
	Cahya Mata Sarawak Bhd.	102,500	26
	UEM Sunrise Bhd.	131,300	21
*	Hong Seng Consolidated Bhd.	518,100	5
			17,819
Mexico (1.0%)
	America Movil SAB de CV Class B	4,747,141	4,469

58

ESG International Stock ETF
		Shares	Market Value• ($000)
	Grupo Financiero Banorte SAB de CV	483,400	4,094
	Fomento Economico Mexicano SAB de CV	308,223	3,449
	Wal-Mart de Mexico SAB de CV	868,200	3,420
*	Cemex SAB de CV	2,602,900	2,053
	Grupo Bimbo SAB de CV Class A	388,634	1,912
	Grupo Aeroportuario del Pacifico SAB de CV Class B	65,700	1,207
	Grupo Aeroportuario del Sureste SAB de CV Class B	37,660	1,026
	Coca-Cola Femsa SAB de CV	101,010	856
*	Grupo Financiero Inbursa SAB de CV	303,100	655
	Grupo Elektra SAB de CV	9,080	625
	Fibra Uno Administracion SA de CV	420,500	613
	Arca Continental SAB de CV	62,900	612
	Grupo Aeroportuario del Centro Norte SAB de CV Class B	47,753	553
	Gruma SAB de CV Class B	31,360	524
	Grupo Carso SAB de CV	64,693	516
	Corp. Inmobiliaria Vesta SAB de CV	126,200	468
[2]	FIBRA Macquarie Mexico	235,463	440
	Grupo Televisa SAB	437,300	388
	Grupo Comercial Chedraui SA de CV	67,200	376
	TF Administradora Industrial S de RL de CV	195,700	367
[2]	Banco del Bajio SA	111,700	352
	Orbia Advance Corp. SAB de CV	133,300	297
*	Alsea SAB de CV	82,600	291
	Prologis Property Mexico SA de CV	78,433	275
*	Industrias Penoles SAB de CV	19,130	271
	Regional SAB de CV	36,700	269
	Kimberly-Clark de Mexico SAB de CV Class A	94,400	212
	La Comer SAB de CV	86,700	188
	Gentera SAB de CV	150,500	184
	Operadora De Sites Mexicanos SAB de CV	181,600	170
*	Controladora Vuela Cia de Aviacion SAB de CV Class A	143,500	143
		Shares	Market Value• ($000)
	Qualitas Controladora SAB de CV	17,700	140
*	Sitios Latinoamerica SAB de CV	272,347	114
	Bolsa Mexicana de Valores SAB de CV	55,300	110
	El Puerto de Liverpool SAB de CV	17,000	106
*,2	Grupo Traxion SAB de CV Class A	53,400	97
	Megacable Holdings SAB de CV	35,600	86
	Genomma Lab Internacional SAB de CV Class B	102,900	83
*,2	Nemak SAB de CV	327,600	72
	Grupo Rotoplas SAB de CV	24,620	37
	Alpek SAB de CV Class A	32,100	32
	Concentradora Fibra Danhos SA de CV	25,700	32
			32,184
Netherlands (3.2%)
	ASML Holding NV	65,422	43,017
	ING Groep NV	583,921	8,274
*	Prosus NV	117,670	8,116
	Koninklijke Ahold Delhaize NV	160,592	5,253
	Wolters Kluwer NV	41,628	5,016
*,2	Adyen NV	4,884	4,078
	ASM International NV	7,806	3,758
*	Koninklijke Philips NV	153,733	3,455
	Universal Music Group NV	122,470	3,036
	DSM-Firmenich AG	28,840	2,668
	Akzo Nobel NV	29,621	2,405
	Koninklijke KPN NV	562,263	1,968
[3]	NN Group NV	47,944	1,846
	Aegon NV	303,095	1,553
	BE Semiconductor Industries NV	12,992	1,491
	EXOR NV	15,950	1,411
	IMCD NV	10,035	1,382
	Randstad NV	19,599	1,150
	ASR Nederland NV	26,005	1,137
[2]	Euronext NV	14,332	1,035
[2]	ABN AMRO Bank NV	67,156	988
[2]	Signify NV	22,521	637
*,2	Just Eat Takeaway.com NV	32,508	457
	TKH Group NV	9,592	442
	JDE Peet's NV	14,940	416
*	InPost SA	32,122	377
	OCI NV	14,637	370
	Koninklijke Vopak NV	9,947	359
	Allfunds Group plc	59,019	349
*	Galapagos NV	7,324	277
	Corbion NV	10,555	252
*,2	Basic-Fit NV	7,386	225
	APERAM SA	7,156	202
*,2	Alfen NV	3,351	194

59

ESG International Stock ETF
		Shares	Market Value• ($000)
[2]	CTP NV	13,380	190
	Eurocommercial Properties NV	6,306	151
	PostNL NV	52,070	121
	Majorel Group Luxembourg SA	3,742	120
*	TomTom NV	8,898	71
	Flow Traders Ltd.	2,694	54
	Brunel International NV	3,101	42
	Wereldhave NV	1,276	22
	Vastned Retail NV	701	15
	NSI NV	625	13
*	Ebusco Holding NV	307	2
			108,395
New Zealand (0.3%)
	Fisher & Paykel Healthcare Corp. Ltd.	101,172	1,366
	Spark New Zealand Ltd.	361,478	1,094
*	Auckland International Airport Ltd.	226,285	1,054
	Meridian Energy Ltd.	235,533	753
	Infratil Ltd.	115,436	695
	EBOS Group Ltd.	24,943	564
	Mainfreight Ltd.	13,338	521
*	a2 Milk Co. Ltd.	135,168	402
	Ryman Healthcare Ltd.	90,946	360
	Fletcher Building Ltd.	120,526	347
	Mercury NZ Ltd.	92,026	341
	Chorus Ltd.	56,007	268
	Summerset Group Holdings Ltd.	43,015	263
	Heartland Group Holdings Ltd.	135,080	144
	Precinct Properties New Zealand Ltd.	167,459	123
	Stride Property Group	134,058	111
	Freightways Group Ltd.	18,588	97
	Kiwi Property Group Ltd.	175,245	92
	SKY Network Television Ltd.	61,285	91
*	Air New Zealand Ltd.	166,443	80
	Vector Ltd.	30,069	72
	Argosy Property Ltd.	97,257	68
	Skellerup Holdings Ltd.	17,971	46
	KMD Brands Ltd.	51,665	26
	Scales Corp. Ltd.	9,888	18
*	Pacific Edge Ltd.	114,132	7
*	Synlait Milk Ltd.	7,302	6
			9,009
Norway (0.5%)
	DNB Bank ASA	170,526	3,371
	Mowi ASA	76,998	1,396
	Norsk Hydro ASA	229,226	1,268
	Yara International ASA	29,850	1,088
	Telenor ASA	99,703	1,068
	Orkla ASA	116,581	890
	Storebrand ASA	95,363	764
	TOMRA Systems ASA	42,722	586
	Salmar ASA	10,802	527
	Bakkafrost P/F	9,199	464
	SpareBank 1 SMN	32,459	429
		Shares	Market Value• ($000)
	SpareBank 1 SR-Bank ASA	33,329	403
	Schibsted ASA Class A	18,609	395
*	Nordic Semiconductor ASA	30,919	376
	Gjensidige Forsikring ASA	22,776	354
*	Adevinta ASA	43,226	307
*	NEL ASA	237,162	259
	Hafnia Ltd.	38,201	223
	Schibsted ASA Class B	10,696	210
*,2	AutoStore Holdings Ltd.	121,992	208
	Borregaard ASA	14,037	204
	Aker ASA Class A	3,243	200
*	Kahoot! ASA	57,004	184
[2]	BW LPG Ltd.	13,321	161
	Atea ASA	12,433	154
	Leroy Seafood Group ASA	35,260	146
	Wallenius Wilhelmsen ASA	14,719	119
	FLEX LNG Ltd.	3,843	117
[2]	Scatec ASA	16,143	108
[2]	Europris ASA	18,874	107
	Veidekke ASA	10,924	103
*,2	Crayon Group Holding ASA	12,606	102
[2]	Elkem ASA	47,514	98
[2]	Entra ASA	9,765	91
	MPC Container Ships ASA	53,024	91
	Austevoll Seafood ASA	11,638	84
	Bonheur ASA	3,216	70
	Grieg Seafood ASA	8,499	60
	Hoegh Autoliners ASA	8,631	60
	Sparebank 1 Oestlandet	4,578	58
*	Aker Carbon Capture ASA	50,252	58
	Stolt-Nielsen Ltd.	2,215	55
*	Hexagon Composites ASA	12,496	44
	Wilh Wilhelmsen Holding ASA Class A	975	27
	Arendals Fossekompani ASA	1,417	20
*	Aker Horizons ASA	38,312	17
*	Hexagon Purus ASA	4,288	8
			17,132
Pakistan (0.0%)
	Millat Tractors Ltd.	44,430	64
	United Bank Ltd.	101,400	46
*	Lucky Cement Ltd.	23,964	44
	Habib Bank Ltd.	121,342	38
*	TRG Pakistan	98,500	29
	Engro Fertilizers Ltd.	92,446	24
	Systems Ltd.	16,462	23
	MCB Bank Ltd.	43,000	18
			286
Philippines (0.2%)
	BDO Unibank Inc.	412,134	1,013
	SM Prime Holdings Inc.	1,872,700	966

60

ESG International Stock ETF
		Shares	Market Value• ($000)
	International Container Terminal Services Inc.	204,870	749
	Ayala Land Inc.	1,367,800	655
	Bank of the Philippine Islands	318,063	618
	JG Summit Holdings Inc.	485,200	313
	PLDT Inc.	13,690	278
	Universal Robina Corp.	125,750	248
	Metropolitan Bank & Trust Co.	223,077	217
	Jollibee Foods Corp.	47,590	199
[2]	Monde Nissin Corp.	1,047,900	133
	Globe Telecom Inc.	3,980	127
	GT Capital Holdings Inc.	11,630	118
	Metro Pacific Investments Corp.	1,223,000	109
	Robinsons Retail Holdings Inc.	124,080	108
	Wilcon Depot Inc.	252,300	99
	Security Bank Corp.	53,520	76
*	Cebu Air Inc.	101,020	64
	Century Pacific Food Inc.	115,400	55
	AREIT Inc.	94,300	55
	Manila Water Co. Inc.	166,400	52
*	Converge Information & Communications Technology Solutions Inc.	368,400	51
	Robinsons Land Corp.	176,600	46
	Megaworld Corp.	704,000	25
	RL Commercial REIT Inc.	249,800	21
	D&L Industries Inc.	101,700	12
			6,407
Poland (0.2%)
*	Powszechna Kasa Oszczednosci Bank Polski SA	151,138	1,365
	Powszechny Zaklad Ubezpieczen SA	102,050	1,022
	Bank Polska Kasa Opieki SA	29,562	772
*,2	Dino Polska SA	7,660	702
	LPP SA	186	626
*,2	Allegro.eu SA	72,808	582
	CD Projekt SA	10,741	383
*	Santander Bank Polska SA	4,132	372
*	KRUK SA	2,501	242
	Asseco Poland SA	11,594	206
	Orange Polska SA	109,659	190
*,2	Pepco Group NV	23,436	183
*	mBank SA	1,637	170
*	Alior Bank SA	12,039	164
*	Bank Millennium SA	72,607	107
	Cyfrowy Polsat SA	31,836	105
	Bank Handlowy w Warszawie SA	4,281	90
*	AmRest Holdings SE	8,831	59
*	CCC SA	5,109	55
		Shares	Market Value• ($000)
*	Grupa Azoty SA	4,644	28
	Warsaw Stock Exchange	1,564	14
			7,437
Portugal (0.1%)
	Jeronimo Martins SGPS SA	43,947	1,120
	EDP Renovaveis SA	45,863	839
*	Banco Comercial Portugues SA	1,384,355	386
	NOS SGPS SA	84,622	319
	Sonae SGPS SA	197,943	209
	CTT-Correios de Portugal SA	39,640	145
	REN - Redes Energeticas Nacionais SGPS SA	46,945	128
	Navigator Co. SA	12,569	46
*	Greenvolt-Energias Renovaveis SA	3,501	24
	Altri SGPS SA	4,107	20
			3,236
Qatar (0.3%)
	Qatar National Bank QPSC	740,231	3,171
	Qatar Islamic Bank SAQ	296,872	1,575
	Commercial Bank PSQC	550,607	859
	Industries Qatar QSC	246,386	836
	Masraf Al Rayan QSC	1,036,092	631
	Qatar Gas Transport Co. Ltd.	458,592	467
	Ooredoo QPSC	137,432	408
	Mesaieed Petrochemical Holding Co.	654,554	331
	Qatar Navigation QSC	96,438	253
	Vodafone Qatar QSC	466,805	237
	Barwa Real Estate Co.	286,341	206
	Doha Bank QPSC	410,310	194
	Qatar Aluminum Manufacturing Co.	427,710	156
	United Development Co. QSC	355,162	109
	Medicare Group	61,475	101
	Al Meera Consumer Goods Co. QSC	20,566	78
			9,612
Romania (0.0%)
*	Banca Transilvania SA	90,981	419
*	MED Life SA	11,561	47
	One United Properties SA	156,822	32
*	Teraplast SA	209,443	21
			519
Russia (0.0%)
*,1	Sberbank of Russia PJSC	1,437,070	—
*,1	Mobile TeleSystems PJSC ADR	8,336	—
*,1	Unipro PJSC	2,240,000	—
*,1	VTB Bank PJSC GDR	17,656	—

61

ESG International Stock ETF
		Shares	Market Value• ($000)
*,1	PhosAgro PJSC	3,204	—
*,1	OGK-2 PJSC	6,493,000	—
*,1	Polyus PJSC	3,525	—
*,1	TGC-1 PJSC	698,000,000	—
*,1	RusHydro PJSC	6,697,000	—
*,1	Aeroflot PJSC	169,870	—
*,1	Rostelecom PJSC	108,980	—
*,1	Novolipetsk Steel PJSC	118,300	—
*,1	Mobile TeleSystems PJSC	72,320	—
*,1	Magnit PJSC	9,808	—
*,1	Mosenergo PJSC	1,671,000	—
*,1	Federal Grid Co. - Rosseti PJSC (Registered)	59,114,436	—
*,1	M.Video PJSC	15,392	—
*,1	VTB Bank PJSC	511,420,000	—
*,1	Inter RAO UES PJSC	3,338,400	—
*,1	EL5-ENERO PJSC	20,838,000	—
*,1	Sistema PJSFC	466,300	—
*,1	Moscow Exchange MICEX-RTS PJSC	175,830	—
*,1,2	Detsky Mir PJSC	100,010	—
*,1	Credit Bank of Moscow PJSC	1,108,700	—
*,1	Novorossiysk Commercial Sea Port PJSC	1,721,500	—
*,1	Cherkizovo Group PJSC	1,432	—
*,1	Samolet Group	951	—
*,1	IDGC of Centre & Volga Region PJSC	13,690,000	—
			—
Saudi Arabia (0.9%)
	Al Rajhi Bank	322,867	6,207
	Saudi National Bank	482,156	4,592
	Saudi Telecom Co.	290,223	3,080
*	Saudi Arabian Mining Co.	202,699	2,184
	Riyad Bank	245,178	1,988
	Alinma Bank	154,579	1,519
	Banque Saudi Fransi	94,547	966
	Elm Co.	3,965	897
	Arab National Bank	113,343	779
	Etihad Etisalat Co.	56,281	677
	Almarai Co. JSC	36,949	624
	Sahara International Petrochemical Co.	55,517	539
*	Dar Al Arkan Real Estate Development Co.	83,582	414
	Arabian Internet & Communications Services Co.	4,364	410
	Savola Group	36,989	373
	Co. for Cooperative Insurance	11,727	363
	Jarir Marketing Co.	86,220	339
	Abdullah Al Othaim Markets Co.	82,580	320
	Mobile Telecommunications Co. Saudi Arabia	79,713	287
		Shares	Market Value• ($000)
	Saudi Airlines Catering Co.	8,842	254
	Saudia Dairy & Foodstuff Co.	2,925	249
	Leejam Sports Co. JSC	5,437	222
	Advanced Petrochemical Co.	16,820	191
	Arriyadh Development Co.	30,775	175
	Astra Industrial Group	7,037	172
	Arabian Centres Co. Ltd.	27,779	166
*	National Industrialization Co.	45,468	154
	Jadwa REIT Saudi Fund	44,868	144
	United International Transportation Co.	6,872	135
*	Dur Hospitality Co.	15,330	114
*	Mediterranean & Gulf Cooperative Insurance & Reinsurance Co.	28,462	110
*	Tabuk Cement Co.	26,491	105
	Yanbu Cement Co.	10,314	100
	Hail Cement Co.	26,970	93
	Northern Region Cement Co.	30,836	93
	Bawan Co.	9,947	93
	Eastern Province Cement Co.	7,888	89
*	Methanol Chemicals Co.	14,617	89
*	Saudi Pharmaceutical Industries & Medical Appliances Corp.	8,007	80
	Saudi Chemical Co. Holding	63,750	76
	City Cement Co.	13,514	73
	Al Masane Al Kobra Mining Co.	5,115	73
	Saudi Ceramic Co.	9,332	72
*	Sinad Holding Co.	23,127	70
	BinDawood Holding Co.	41,810	69
	Najran Cement Co.	19,398	65
*	Zamil Industrial Investment Co.	7,113	48
*	Al Jouf Cement Co.	14,789	48
	Al-Dawaa Medical Services Co.	1,751	45
*	Fawaz Abdulaziz Al Hokair & Co.	5,533	31
*	Saudi Public Transport Co.	4,324	21
			30,077
Singapore (1.0%)
	DBS Group Holdings Ltd.	297,300	7,318
	Oversea-Chinese Banking Corp. Ltd.	566,600	5,257
	United Overseas Bank Ltd.	205,600	4,319
	Singapore Telecommunications Ltd.	1,291,000	2,268

62

ESG International Stock ETF
		Shares	Market Value• ($000)
	CapitaLand Ascendas REIT	552,900	1,132
	Singapore Exchange Ltd.	157,300	1,120
	Keppel Corp. Ltd.	217,100	1,114
	Wilmar International Ltd.	397,987	1,113
	CapitaLand Integrated Commercial Trust	787,200	1,112
	CapitaLand Investment Ltd.	458,600	1,099
	Singapore Airlines Ltd.	205,100	1,042
*	Seatrium Ltd.	7,050,977	756
	Venture Corp. Ltd.	58,900	571
	UOL Group Ltd.	109,800	539
	Mapletree Logistics Trust	421,800	524
	Keppel DC REIT	308,723	502
	Frasers Centrepoint Trust	283,419	469
	ComfortDelGro Corp. Ltd.	478,300	449
	Mapletree Pan Asia Commercial Trust	352,500	396
	Mapletree Industrial Trust	219,400	373
	Frasers Logistics & Commercial Trust	405,189	360
*	SATS Ltd.	167,793	321
	City Developments Ltd.	50,700	251
	NetLink NBN Trust	302,300	193
	ESR-LOGOS REIT	824,578	189
	Raffles Medical Group Ltd.	187,000	174
	AEM Holdings Ltd.	56,300	146
	AIMS APAC REIT	154,836	144
	Olam Group Ltd.	147,000	136
	Keppel REIT	207,800	133
	Lendlease Global Commercial REIT	310,632	132
	Starhill Global REIT	341,900	123
	CapitaLand China Trust	181,800	122
	Hutchison Port Holdings Trust	689,300	114
	SIA Engineering Co. Ltd.	61,500	109
	iFAST Corp. Ltd.	22,100	93
	StarHub Ltd.	106,900	81
	Sheng Siong Group Ltd.	67,800	76
	First Resources Ltd.	65,400	75
	UMS Holdings Ltd.	75,500	70
	CDL Hospitality Trusts	85,800	65
	Singapore Post Ltd.	161,500	59
	Digital Core REIT Management Pte. Ltd.	104,600	58
	Hour Glass Ltd.	34,800	50
	Bumitama Agri Ltd.	98,300	40
	Silverlake Axis Ltd.	130,249	28
	Riverstone Holdings Ltd.	52,900	25
	Manulife US REIT	209,594	14
		Shares	Market Value• ($000)
	Nanofilm Technologies International Ltd.	11,500	9
*	Yoma Strategic Holdings Ltd.	71,400	5
*,1	Eagle Hospitality Trust	38,000	—
			34,868
South Africa (1.0%)
	Naspers Ltd.	31,347	5,321
	FirstRand Ltd.	824,915	3,205
	Standard Bank Group Ltd.	229,676	2,345
	Gold Fields Ltd.	147,501	1,887
	Absa Group Ltd.	149,738	1,444
	Bid Corp. Ltd.	58,660	1,317
	Capitec Bank Holdings Ltd.	15,002	1,258
	Shoprite Holdings Ltd.	88,951	1,241
	Sanlam Ltd.	335,355	1,206
	Bidvest Group Ltd.	61,294	925
	Remgro Ltd.	107,730	904
	Nedbank Group Ltd.	77,069	882
	Impala Platinum Holdings Ltd.	147,097	757
	Clicks Group Ltd.	49,598	718
*	Discovery Ltd.	77,908	605
	Woolworths Holdings Ltd.	150,429	591
	Aspen Pharmacare Holdings Ltd.	58,729	536
	Old Mutual Ltd.	776,394	520
	Vodacom Group Ltd.	88,905	507
*	Northam Platinum Holdings Ltd.	65,805	435
	Foschini Group Ltd.	74,132	409
	NEPI Rockcastle NV	67,682	404
	Mr Price Group Ltd.	56,938	398
	Harmony Gold Mining Co. Ltd.	91,409	379
	Growthpoint Properties Ltd.	563,524	352
	Anglo American Platinum Ltd.	9,410	328
	AVI Ltd.	82,649	316
[2]	Pepkor Holdings Ltd.	341,446	294
	Sappi Ltd.	98,503	209
	Life Healthcare Group Holdings Ltd.	182,951	207
	Tiger Brands Ltd.	23,800	206
	Investec Ltd.	35,005	205
	SPAR Group Ltd.	36,395	199
	Truworths International Ltd.	50,716	195
	MultiChoice Group	46,797	194
	OUTsurance Group Ltd.	91,164	193
	Kumba Iron Ore Ltd.	8,339	183
	Redefine Properties Ltd.	964,963	183
	Momentum Metropolitan Holdings	154,309	164
	African Rainbow Minerals Ltd.	13,980	132
	Netcare Ltd.	157,245	110

63

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Fortress Real Estate Investments Ltd. Class B	326,354	106
	Barloworld Ltd.	20,248	91
	Motus Holdings Ltd.	16,791	90
	MAS plc	74,821	83
	Pick n Pay Stores Ltd.	44,098	81
	Super Group Ltd.	41,486	75
	Vukile Property Fund Ltd.	97,670	69
*	Telkom SA SOC Ltd.	44,457	64
	DataTec Ltd.	31,485	61
	Ninety One Ltd.	28,960	61
	DRDGOLD Ltd.	56,618	57
	Equites Property Fund Ltd.	75,121	50
	KAP Ltd.	332,934	44
	SA Corporate Real Estate Ltd.	439,502	44
	Transaction Capital Ltd.	128,158	44
*	Wilson Bayly Holmes-Ovcon Ltd.	7,154	43
	Santam Ltd.	2,634	41
	Resilient REIT Ltd.	19,260	40
	AECI Ltd.	6,429	37
	Attacq Ltd.	83,388	37
[2]	Dis-Chem Pharmacies Ltd.	28,893	36
	Omnia Holdings Ltd.	12,166	35
	Raubex Group Ltd.	23,881	33
	Astral Foods Ltd.	3,351	30
*	Fortress Real Estate Investments Ltd. Class A	42,461	30
	Adcock Ingram Holdings Ltd.	9,871	29
	Hyprop Investments Ltd.	16,725	29
	Coronation Fund Managers Ltd.	16,269	28
	Cashbuild Ltd.	2,490	24
	Curro Holdings Ltd.	34,490	18
	JSE Ltd.	2,651	14
*	Blue Label Telecoms Ltd.	72,465	12
	Emira Property Fund Ltd.	14,713	7
			33,407
South Korea (3.7%)
	Samsung Electronics Co. Ltd.	789,497	39,930
	SK Hynix Inc.	89,269	8,208
	Samsung SDI Co. Ltd.	8,509	3,946
	NAVER Corp.	23,748	3,844
	LG Chem Ltd.	7,085	3,120
	Hyundai Motor Co.	21,441	3,064
[3]	Ecopro Co. Ltd.	3,151	2,989
	KB Financial Group Inc.	63,655	2,593
	Shinhan Financial Group Co. Ltd.	80,155	2,153
[3]	Celltrion Inc.	18,419	2,004
[3]	Ecopro BM Co. Ltd.	7,581	1,857
		Shares	Market Value• ($000)
	Hyundai Mobis Co. Ltd.	10,352	1,807
	Kakao Corp.	48,727	1,768
*,2	Samsung Biologics Co. Ltd.	2,970	1,655
	POSCO Future M Co. Ltd.	4,643	1,576
	Hana Financial Group Inc.	46,883	1,401
	LG Electronics Inc.	15,567	1,159
	Woori Financial Group Inc.	108,993	981
	Samsung Electro-Mechanics Co. Ltd.	8,665	886
	Samsung Fire & Marine Insurance Co. Ltd.	4,708	877
	LG Corp.	13,905	863
[3]	Celltrion Healthcare Co. Ltd.	16,412	803
	Meritz Financial Group Inc.	17,164	709
	Korea Zinc Co. Ltd.	1,663	662
	KakaoBank Corp.	33,212	661
	L&F Co. Ltd.	4,029	654
*	Samsung Heavy Industries Co. Ltd.	98,204	654
	HMM Co. Ltd.	51,382	647
*	Samsung Engineering Co. Ltd.	24,478	629
	Samsung Life Insurance Co. Ltd.	11,450	585
*	Krafton Inc.	4,702	551
	Samsung SDS Co. Ltd.	5,109	548
	LG H&H Co. Ltd.	1,402	492
	Yuhan Corp.	8,679	478
	NCSoft Corp.	2,506	476
*	Kum Yang Co. Ltd.	4,785	466
*	Hanwha Solutions Corp.	16,542	455
[3]	Posco DX Co. Ltd.	10,481	444
	LG Innotek Co. Ltd.	2,100	428
	DB Insurance Co. Ltd.	6,920	427
*	CosmoAM&T Co. Ltd.	3,307	394
*,3	HLB Inc.	17,252	376
	Amorepacific Corp.	3,709	375
*	LG Display Co. Ltd.	36,637	371
	JYP Entertainment Corp.	4,294	364
	Samsung Securities Co. Ltd.	12,794	361
	Hyundai Glovis Co. Ltd.	2,730	356
	BNK Financial Group Inc.	67,705	349
	Hankook Tire & Technology Co. Ltd.	11,267	330
	Mirae Asset Securities Co. Ltd.	64,531	325
	Industrial Bank of Korea	39,772	324
	Hyundai Steel Co.	10,970	300
	Doosan Bobcat Inc.	7,299	297
	Hanmi Semiconductor Co. Ltd.	6,523	294
	Hotel Shilla Co. Ltd.	4,382	292

64

ESG International Stock ETF
		Shares	Market Value• ($000)
	Coway Co. Ltd.	8,670	283
	Orion Corp.	3,059	282
*,2	SK IE Technology Co. Ltd.	4,080	278
	CJ CheilJedang Corp.	1,224	277
	NH Investment & Securities Co. Ltd.	33,668	262
*	SK Biopharmaceuticals Co. Ltd.	3,849	249
	Hanmi Pharm Co. Ltd.	1,104	246
	Korea Investment Holdings Co. Ltd.	5,489	216
	DB HiTek Co. Ltd.	5,308	214
	Fila Holdings Corp.	7,354	211
	LG Uplus Corp.	26,370	208
	Hyundai Marine & Fire Insurance Co. Ltd.	8,870	203
	Kolmar Korea Co. Ltd.	4,465	195
*	Hyundai Mipo Dockyard Co. Ltd.	2,824	194
	SKC Co. Ltd.	2,779	192
*	SK Bioscience Co. Ltd.	3,377	188
	Youngone Corp.	4,603	187
	SM Entertainment Co. Ltd.	1,778	185
*	Celltrion Pharm Inc.	3,519	183
	F&F Co. Ltd.	2,338	182
	LEENO Industrial Inc.	1,429	181
	LOTTE Fine Chemical Co. Ltd.	3,920	179
	Hyosung Advanced Materials Corp.	524	179
*	Alteogen Inc.	5,181	177
*	Kakao Games Corp.	8,038	173
*	Cosmax Inc.	1,458	169
*	Pearl Abyss Corp.	4,645	169
*	SOLUM Co. Ltd.	7,156	165
	Hanjin Kal Corp.	4,884	164
	JB Financial Group Co. Ltd.	21,976	161
	LS Electric Co. Ltd.	2,092	158
	People & Technology Inc.	2,911	154
	Park Systems Corp.	1,116	152
[3]	Eo Technics Co. Ltd.	1,181	151
	KIWOOM Securities Co. Ltd.	1,900	148
*	Sam Chun Dang Pharm Co. Ltd.	2,216	147
	Medytox Inc.	774	145
	Hanon Systems	20,946	144
	JR Global REIT	44,619	141
	Binggrae Co. Ltd.	3,313	140
	Hansol Chemical Co. Ltd.	1,145	140
	Ecopro HN Co. Ltd.	1,964	138
	HL Mando Co. Ltd.	4,209	133
	Advanced Nano Products Co. Ltd.	1,120	133
	NongShim Co. Ltd.	379	131
	Daeduck Electronics Co. Ltd.	5,916	129
		Shares	Market Value• ($000)
*,3	Cosmochemical Co. Ltd.	3,921	129
	CJ Corp.	2,387	127
	Hyundai Elevator Co. Ltd.	3,707	126
	CS Wind Corp.	2,630	126
	Hyundai Department Store Co. Ltd.	2,381	125
	Cheil Worldwide Inc.	8,667	124
	WONIK IPS Co. Ltd.	5,305	124
	DGB Financial Group Inc.	21,571	122
	i-SENS Inc.	4,828	121
	PharmaResearch Co. Ltd.	1,081	118
	Pan Ocean Co. Ltd.	34,205	115
	Jusung Engineering Co. Ltd.	5,500	114
	Hyosung TNC Corp.	451	113
	YG Entertainment Inc.	1,825	112
	Maeil Dairies Co. Ltd.	3,291	111
	Dongjin Semichem Co. Ltd.	4,277	110
	BGF retail Co. Ltd.	929	110
	S&S Tech Corp.	3,081	110
	Korea Asset In Trust Co. Ltd.	47,142	109
*	Shinsung E&G Co. Ltd.	48,757	109
	KCC Corp.	654	108
*	Hyundai Bioscience Co. Ltd.	5,242	108
	Hyundai Autoever Corp.	806	107
	Daehan Flour Mill Co. Ltd.	1,068	106
	AMOREPACIFIC Group	4,161	106
	S-1 Corp.	2,499	105
	Eusu Holdings Co. Ltd.	23,518	105
*	Hanall Biopharma Co. Ltd.	5,823	105
*	Bioneer Corp.	3,245	105
	LX Semicon Co. Ltd.	1,551	104
	Seoul Semiconductor Co. Ltd.	11,036	98
	Ottogi Corp.	353	98
	HD Hyundai Construction Equipment Co. Ltd.	1,829	98
*,3	Mezzion Pharma Co. Ltd.	2,595	97
[3]	Daejoo Electronic Materials Co. Ltd.	1,286	96
	Shinsegae International Inc.	6,659	95
*,2	Netmarble Corp.	2,939	95
	MegaStudyEdu Co. Ltd.	2,449	95
	Sindoh Co. Ltd.	3,764	94
	Dentium Co. Ltd.	1,010	94
	SIMMTECH Co. Ltd.	3,410	93
*	Hanwha Life Insurance Co. Ltd.	48,048	91
	SK REITs Co. Ltd.	25,913	91
	HAESUNG DS Co. Ltd.	1,752	91

65

ESG International Stock ETF
		Shares	Market Value• ($000)
	Youngone Holdings Co. Ltd.	1,569	89
*	Creative & Innovative System	10,517	89
	Seobu T&D	11,851	88
	Koh Young Technology Inc.	8,974	88
	Mcnex Co. Ltd.	3,985	88
	Soulbrain Co. Ltd.	509	88
	Hansol Holdings Co. Ltd.	40,245	87
	Eugene Investment & Securities Co. Ltd.	27,240	87
*	Oscotec Inc.	4,105	87
*	GemVax & Kael Co. Ltd.	8,613	86
	Korean Reinsurance Co.	14,175	85
	Hana Micron Inc.	5,283	85
	Samsung Card Co. Ltd.	3,697	84
	DoubleUGames Co. Ltd.	2,609	84
	Shinsegae Inc.	540	83
*	Eoflow Co. Ltd.	4,134	83
[3]	Foosung Co. Ltd.	9,231	82
*	Peptron Inc.	2,777	82
*	Duk San Neolux Co. Ltd.	2,518	81
*	SK oceanplant Co. Ltd.	4,947	81
	Sam Young Electronics Co. Ltd.	11,789	80
	SPC Samlip Co. Ltd.	1,535	80
*	HLB Life Science Co. Ltd.	12,318	80
*	Hana Tour Service Inc.	2,152	79
	Innox Advanced Materials Co. Ltd.	2,734	79
	Youlchon Chemical Co. Ltd.	3,154	77
	DB Financial Investment Co. Ltd.	24,968	77
	LOTTE REIT Co. Ltd.	30,078	77
	KC Co. Ltd.	5,641	75
	KISWIRE Ltd.	4,445	74
	Partron Co. Ltd.	12,074	74
	Kolon Industries Inc.	1,934	74
*	Chabiotech Co. Ltd.	5,571	74
	Daou Technology Inc.	5,200	73
	CJ Logistics Corp.	1,213	72
	Lotte Shopping Co. Ltd.	1,336	72
*	LegoChem Biosciences Inc.	2,690	72
	Cuckoo Homesys Co. Ltd.	4,132	71
	Wemade Co. Ltd.	2,568	70
	InBody Co. Ltd.	3,476	69
*	STCUBE	6,890	69
	Namyang Dairy Products Co. Ltd.	194	68
*	NHN Corp.	3,452	68
	Eugene Technology Co. Ltd.	2,626	68
*	Korea Line Corp.	49,353	67
*	Sungeel Hitech Co. Ltd.	699	67
	SK Gas Ltd.	688	66
		Shares	Market Value• ($000)
*	Wonik Holdings Co. Ltd.	26,653	66
	AfreecaTV Co. Ltd.	1,066	66
	Hanil Holdings Co. Ltd.	7,572	65
	BH Co. Ltd.	3,513	64
*	Sambu Engineering & Construction Co. Ltd.	24,425	64
	Daesang Corp.	4,629	63
*	Hugel Inc.	742	63
*,3	Vaxcell-Bio Therapeutics Co. Ltd.	1,986	63
*	CJ ENM Co. Ltd.	1,406	62
	NICE Information Service Co. Ltd.	8,409	62
	SL Corp.	2,310	62
	Innocean Worldwide Inc.	2,014	62
	L&C Bio Co. Ltd.	2,238	62
	Chunbo Co. Ltd.	542	62
	Samwha Capacitor Co. Ltd.	2,038	61
	Toptec Co. Ltd.	9,683	61
*	SFA Semicon Co. Ltd.	16,020	60
*	Kumho Tire Co. Inc.	16,081	60
	KC Tech Co. Ltd.	3,625	60
	ST Pharm Co. Ltd.	968	59
	LX Holdings Corp.	9,687	59
*	Asiana Airlines Inc.	6,963	58
	Kolmar Korea Holdings Co. Ltd.	4,921	58
	Dongwon Industries Co. Ltd.	2,190	58
	Dongwon F&B Co. Ltd.	2,535	58
	Han Kuk Carbon Co. Ltd.	5,293	58
	Advanced Process Systems Corp.	4,113	57
	Doosan Tesna Inc.	1,544	57
	Daishin Securities Co. Ltd.	5,185	56
	Samyang Foods Co. Ltd.	383	56
	Sebang Global Battery Co. Ltd.	1,217	55
	SK Securities Co. Ltd.	112,916	55
	Chong Kun Dang Pharmaceutical Corp.	843	55
	Hanil Cement Co. Ltd.	5,724	55
*	Sangsangin Co. Ltd.	15,579	54
	Yuanta Securities Korea Co. Ltd.	28,078	54
*	NKMax Co. Ltd.	4,832	54
*	UniTest Inc.	5,156	54
*,3	Enchem Co. Ltd.	1,081	54
	CJ Freshway Corp.	2,829	53
*	Aprogen Biologics	145,301	53
	KH Vatec Co. Ltd.	4,675	53
	Harim Holdings Co. Ltd.	9,638	53
	Hanssem Co. Ltd.	1,158	52
	Daeduck Co. Ltd.	10,366	51
	iMarketKorea Inc.	7,289	51
	KT Skylife Co. Ltd.	10,313	50
	Ahnlab Inc.	1,001	49

66

ESG International Stock ETF
		Shares	Market Value• ($000)
	Hanjin Transportation Co. Ltd.	3,074	49
*	CMG Pharmaceutical Co. Ltd.	26,786	49
*	Modetour Network Inc.	3,999	49
	Hyundai Bioland Co. Ltd.	6,027	49
*	Amicogen Inc.	3,483	48
*	ABLBio Inc.	3,505	48
	Dongsuh Cos. Inc.	3,470	47
	Dong-A ST Co. Ltd.	1,015	47
	Shinhan Alpha REIT Co. Ltd.	10,056	47
*	Ananti Inc.	7,379	46
*	Daea TI Co. Ltd.	19,070	46
	Hansol Technics Co. Ltd.	9,370	46
*	Myoung Shin Industrial Co. Ltd.	2,881	46
	JW Pharmaceutical Corp.	1,301	45
*	IS Dongseo Co. Ltd.	1,835	44
	SSANGYONG C&E Co. Ltd.	10,590	44
	TES Co. Ltd.	2,992	44
*	iNtRON Biotechnology Inc.	5,515	44
*	Cafe24 Corp.	4,294	44
	Humedix Co. Ltd.	1,444	44
	ENF Technology Co. Ltd.	2,744	44
	Daewoong Pharmaceutical Co. Ltd.	544	43
*	Able C&C Co. Ltd.	6,997	43
	Com2uSCorp	1,190	43
	ICD Co. Ltd.	6,320	43
	Tokai Carbon Korea Co. Ltd.	624	43
*	Naturecell Co. Ltd.	7,141	42
	INTOPS Co. Ltd.	1,889	42
*	Pharmicell Co. Ltd.	7,990	42
	Vieworks Co. Ltd.	1,793	42
	RFHIC Corp.	3,212	42
	Gradiant Corp.	3,857	41
	Sungwoo Hitech Co. Ltd.	5,321	41
	NICE Holdings Co. Ltd.	3,866	41
*	Hanwha General Insurance Co. Ltd.	12,867	41
	Woongjin Thinkbig Co. Ltd.	22,181	41
*,3	Humasis Co. Ltd.	21,564	41
*	Wysiwyg Studios Co. Ltd.	18,032	41
	Intellian Technologies Inc.	635	41
	Daol Investment & Securities Co. Ltd.	13,079	40
	Seegene Inc.	2,412	40
*	Interflex Co. Ltd.	5,004	39
	Webzen Inc.	3,628	39
	Huons Co. Ltd.	1,104	39
	HS Industries Co. Ltd.	13,845	38
		Shares	Market Value• ($000)
*	Eubiologics Co. Ltd.	5,035	38
	Samyang Holdings Corp.	694	37
	Solus Advanced Materials Co. Ltd.	1,516	37
	Lotte Rental Co. Ltd.	1,780	37
*	NEPES Corp.	2,665	36
	Young Poong Corp.	88	36
	TY Holdings Co. Ltd.	6,915	36
	Zinus Inc.	1,742	35
*	Medipost Co. Ltd.	4,996	34
*	Neowiz	1,279	34
	HK inno N Corp.	1,229	34
	Daewoong Co. Ltd.	3,023	33
	Green Cross Holdings Corp.	3,162	33
	TKG Huchems Co. Ltd.	1,974	33
*	Hancom Inc.	2,992	33
	PI Advanced Materials Co. Ltd.	1,453	33
*	ITM Semiconductor Co. Ltd.	1,835	33
*	Insun ENT Co. Ltd.	5,066	32
	Tongyang Inc.	40,643	32
*	AbClon Inc.	2,495	32
*	GeneOne Life Science Inc.	10,592	31
*	Hyundai Green Food	3,278	31
*	Jeju Air Co. Ltd.	3,182	31
	Kwang Dong Pharmaceutical Co. Ltd.	6,101	30
*	DIO Corp.	1,349	30
*	Tongyang Life Insurance Co. Ltd.	9,006	30
	GC Cell Corp.	1,068	30
	Korea Electric Terminal Co. Ltd.	722	29
*	Homecast Co. Ltd.	8,585	29
	Taeyoung Engineering & Construction Co. Ltd.	9,768	29
	Samyang Corp.	836	29
	GOLFZON Co. Ltd.	418	29
	OptoElectronics Solutions Co. Ltd.	2,577	28
	HDC Holdings Co. Ltd.	5,695	27
	Hansae Co. Ltd.	1,819	27
	HL Holdings Corp.	1,004	27
*	Genexine Inc.	3,512	27
	KCC Glass Corp.	840	27
*	Seojin System Co. Ltd.	2,115	26
	Boryung	3,724	26
*	Dongkuk Steel Mill Co. Ltd.	3,456	26
	LF Corp.	2,298	25
	Unid Co. Ltd.	564	25
	Korea Petrochemical Ind Co. Ltd.	249	24
*	Hanwha Investment & Securities Co. Ltd.	12,702	24
	Green Cross Corp.	275	24

67

ESG International Stock ETF
		Shares	Market Value• ($000)
	DongKook Pharmaceutical Co. Ltd.	2,270	24
	LX Hausys Ltd.	610	24
*	Studio Dragon Corp.	606	24
	Nexen Tire Corp.	3,733	23
*	HLB Therapeutics Co. Ltd.	7,952	23
	Hansol Paper Co. Ltd.	2,818	23
	Dong-A Socio Holdings Co. Ltd.	303	22
*	Eutilex Co. Ltd.	8,139	22
*	OliX Pharmaceuticals Inc.	1,510	22
*	CrystalGenomics Invites Co. Ltd.	8,036	21
*	MedPacto Inc.	1,912	21
*	Yungjin Pharmaceutical Co. Ltd.	10,899	20
*	Il Dong Pharmaceutical Co. Ltd.	1,676	20
*	Inscobee Inc.	20,202	19
	Huons Global Co. Ltd.	996	19
	Korea United Pharm Inc.	915	19
	Korea Real Estate Investment & Trust Co. Ltd.	19,485	18
*	Com2uS Holdings Corp.	778	18
	Solid Inc.	4,031	18
*	BNC Korea Co. Ltd.	5,668	18
*	Hanwha Galleria Corp.	17,902	18
	Handsome Co. Ltd.	1,165	17
*	Komipharm International Co. Ltd.	4,115	17
	Hyundai GF Holdings	6,175	17
	Soulbrain Holdings Co. Ltd.	579	17
*	Helixmith Co. Ltd.	4,555	17
	Hyundai Home Shopping Network Corp.	528	17
*	Hyosung Chemical Corp.	217	17
*	Namsun Aluminum Co. Ltd.	8,724	17
	Namhae Chemical Corp.	2,835	16
*	Samsung Pharmaceutical Co. Ltd.	7,549	16
*	Dongsung Pharmaceutical Co. Ltd.	3,606	16
	NHN KCP Corp.	2,311	16
	Nature Holdings Co. Ltd.	949	16
*	Binex Co. Ltd.	2,235	15
	Cuckoo Holdings Co. Ltd.	938	15
	Taekwang Industrial Co. Ltd.	31	14
		Shares	Market Value• ($000)
*	Bukwang Pharmaceutical Co. Ltd.	2,512	13
*	CJ CGV Co. Ltd.	2,121	13
	LG HelloVision Co. Ltd.	4,383	13
*	Dongkuk CM Co. Ltd.	2,083	13
*,1	Cellivery Therapeutics Inc.	2,360	12
	Hankook & Co. Co. Ltd.	1,208	10
	Dongkuk Holdings Co. Ltd.	1,109	10
	Songwon Industrial Co. Ltd.	652	10
	Ilyang Pharmaceutical Co. Ltd.	837	10
	BGF Co. Ltd.	3,740	10
*	Giantstep Inc.	1,095	10
*	Telcon RF Pharmaceutical Inc.	12,975	9
*	Enzychem Lifesciences Corp.	5,028	7
	Lock&Lock Co. Ltd.	1,322	6
	Jeil Pharmaceutical Co. Ltd.	482	6
	Chongkundang Holdings Corp.	97	4
			126,409
Spain (1.4%)
	Banco Santander SA	2,668,066	10,415
	Banco Bilbao Vizcaya Argentaria SA	997,468	7,870
	Industria de Diseno Textil SA	175,540	6,725
	Amadeus IT Group SA	74,799	5,132
[2]	Cellnex Telecom SA	93,701	3,584
	Telefonica SA	851,818	3,530
	CaixaBank SA	643,053	2,605
[2]	Aena SME SA	12,359	1,943
	Banco de Sabadell SA	970,392	1,122
	Bankinter SA	124,809	800
	Merlin Properties Socimi SA	73,489	658
	Fluidra SA	17,001	382
	Viscofan SA	5,630	366
	Acerinox SA	31,506	316
	Mapfre SA	130,196	275
	Vidrala SA	2,890	272
	Faes Farma SA	76,966	269
	Inmobiliaria Colonial Socimi SA	39,797	242
	Corp. ACCIONA Energias Renovables SA	8,151	242
[2]	Unicaja Banco SA	209,656	232
	Laboratorios Farmaceuticos Rovi SA	3,118	177
	Sacyr SA	53,962	172
*	Solaria Energia y Medio Ambiente SA	8,268	123
	Ebro Foods SA	6,049	109

68

ESG International Stock ETF
		Shares	Market Value• ($000)
	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	93,929	95
[2]	Gestamp Automocion SA	20,764	93
	Almirall SA	8,810	90
	Pharma Mar SA	1,817	70
*	Melia Hotels International SA	10,538	69
[2]	Global Dominion Access SA	10,196	41
	Construcciones y Auxiliar de Ferrocarriles SA	1,148	41
	Lar Espana Real Estate Socimi SA	6,008	38
[2]	Prosegur Cash SA	56,654	37
*,2	Neinor Homes SA	3,582	36
*	Distribuidora Internacional de Alimentacion SA	1,053,042	16
*	NH Hotel Group SA	2,962	13
	Atresmedia Corp. de Medios de Comunicacion SA	2,847	11
	Prosegur Cia de Seguridad SA	6,488	11
			48,222
Sweden (2.1%)
	Atlas Copco AB Class A	435,594	5,759
	Investor AB Class B	265,815	5,116
	Assa Abloy AB Class B	161,428	3,633
	Skandinaviska Enskilda Banken AB Class A	263,694	3,057
	Swedbank AB Class A	162,735	2,880
	Epiroc AB Class A	139,410	2,675
	Atlas Copco AB Class B	232,132	2,672
	Telefonaktiebolaget LM Ericsson Class B	499,087	2,561
	Essity AB Class B	103,283	2,411
	Svenska Handelsbanken AB Class A	258,134	2,154
	Nibe Industrier AB Class B	241,718	1,809
	Investor AB Class A	90,073	1,719
	H & M Hennes & Mauritz AB Class B	112,101	1,712
	Svenska Cellulosa AB SCA Class B	107,227	1,427
	Industrivarden AB Class A	51,701	1,347
	Boliden AB	47,348	1,259
	EQT AB	54,778	1,101
	SKF AB Class B	67,556	1,094
	Trelleborg AB Class B	39,555	1,004
	Skanska AB Class B	65,770	963
	Telia Co. AB	449,196	907
	Castellum AB	74,324	792
	Securitas AB Class B	88,206	718
	Tele2 AB Class B	100,975	713
	Beijer Ref AB Class B	62,143	712
	SSAB AB Class B	127,693	707
		Shares	Market Value• ($000)
	Getinge AB Class B	40,611	704
	AddTech AB Class B	38,140	644
	Sagax AB Class B	29,911	622
	Holmen AB Class B	15,982	606
[2]	Thule Group AB	18,959	548
*	Swedish Orphan Biovitrum AB	28,339	547
	AAK AB	28,332	525
*	Kinnevik AB Class B	43,589	512
	Husqvarna AB Class B	58,419	503
*	Fastighets AB Balder Class B	105,140	503
	Elekta AB Class B	65,422	467
	L E Lundbergforetagen AB Class B	11,177	454
	Investment AB Latour Class B	23,933	435
	Axfood AB	17,964	434
	Avanza Bank Holding AB	21,558	416
	Electrolux AB Class B	37,446	412
	Epiroc AB Class B	25,119	411
	Fortnox AB	78,822	409
	Fabege AB	45,345	388
	Wihlborgs Fastigheter AB	49,343	379
*	Volvo Car AB Class B	91,989	349
	Nordnet AB publ	25,143	325
	Lagercrantz Group AB Class B	30,622	321
[2]	Dometic Group AB	49,747	319
*	Sectra AB Class B	19,370	303
[2]	Bravida Holding AB	38,064	271
	Loomis AB Class B	9,936	263
	Billerud Aktiebolag	28,478	233
[2]	Munters Group AB	18,331	226
	Electrolux Professional AB Class B	40,253	217
*,2	Sinch AB	101,830	214
	Mycronic AB	9,963	204
	Vitec Software Group AB Class B	3,693	199
	Hemnet Group AB	10,674	193
	Lindab International AB	13,108	192
	Hexatronic Group AB	32,964	179
	Nyfosa AB	28,158	177
	JM AB	13,235	174
	HMS Networks AB	4,300	172
	Bure Equity AB	8,372	168
	Vitrolife AB	12,002	163
	Wallenstam AB Class B	45,313	163
	Storskogen Group AB Class B	214,391	162
	SSAB AB Class A	27,836	160
	Catena AB	4,200	153
	MIPS AB	3,993	148
*,2	BioArctic AB Class B	5,204	148
	Medicover AB Class B	10,152	146
	Granges AB	15,040	143
	Hufvudstaden AB Class A	11,692	135
	Bufab AB	4,829	130
	Arjo AB Class B	32,524	128

69

ESG International Stock ETF
		Shares	Market Value• ($000)
	AddLife AB Class B	17,773	123
*	Modern Times Group MTG AB Class B	17,667	120
	Nolato AB Class B	27,698	119
	Instalco AB	34,472	117
*	Stillfront Group AB	68,590	113
	Pandox AB Class B	9,933	110
	Biotage AB	10,199	110
	Addnode Group AB Class B	16,068	109
*	OX2 AB Class B	22,397	109
*	Sdiptech AB Class B	4,531	103
*	Truecaller AB Class B	31,680	99
*,2	Boozt AB	10,586	98
	Atrium Ljungberg AB Class B	5,230	95
	Peab AB Class B	21,094	86
	Beijer Alma AB	5,273	83
	Bilia AB Class A	8,435	81
	Cibus Nordic Real Estate AB	6,854	74
	Concentric AB	4,503	71
*	Camurus AB	2,560	69
	Skandinaviska Enskilda Banken AB Class C	5,756	68
	Ratos AB Class B	22,102	68
	NCC AB Class B	6,418	66
	SkiStar AB	6,073	65
	Troax Group AB	4,073	65
[3]	Intrum AB	10,067	64
[3]	Samhallsbyggnadsbolaget i Norden AB B Shares	181,180	58
	NP3 Fastigheter AB	3,741	57
*	Viaplay Group AB Class B	11,860	56
	Corem Property Group AB Class B	71,376	52
*,2	Scandic Hotels Group AB	15,177	49
*	Systemair AB	8,015	49
	Sagax AB	19,461	47
	NCC AB Class A	4,523	46
	Fagerhult Group AB	8,279	40
	Dios Fastigheter AB	6,202	39
*,2	Attendo AB	13,033	37
	MEKO AB	3,765	34
	Platzer Fastigheter Holding AB Class B	4,452	30
*,3	BICO Group AB Class B	7,308	29
*	Cint Group AB	26,005	23
	Clas Ohlson AB Class B	2,408	22
*	Collector Bank AB	7,003	22
	Volati AB	2,413	20
[2]	Resurs Holding AB	8,234	18
	Investment AB Oresund	1,595	15
	Svenska Handelsbanken AB Class B	1,415	14
	Husqvarna AB Class A	1,455	12
	Cloetta AB Class B	4,552	8
		Shares	Market Value• ($000)
	Samhallsbyggnadsbolaget i Norden AB	20,190	6
*	Nobia AB	3,638	3
			70,370
Switzerland (6.8%)
	Nestle SA (Registered)	442,833	53,246
	Roche Holding AG (XVTX)	114,798	33,692
	Novartis AG (Registered)	334,042	33,619
	UBS Group AG (Registered)	500,289	13,251
	Zurich Insurance Group AG	24,601	11,535
	Lonza Group AG (Registered)	12,374	6,825
	Alcon Inc.	81,487	6,801
	Swiss Re AG	47,616	4,624
	Givaudan SA (Registered)	1,339	4,460
	Partners Group Holding AG	3,726	4,016
	Chocoladefabriken Lindt & Spruengli AG	284	3,395
	Swiss Life Holding AG (Registered)	5,218	3,268
	Geberit AG (Registered)	5,749	2,975
	Straumann Holding AG (Registered)	17,883	2,704
	Kuehne + Nagel International AG (Registered)	8,605	2,585
	Julius Baer Group Ltd.	35,894	2,491
	Swisscom AG (Registered)	3,964	2,414
	Sonova Holding AG (Registered)	8,569	2,264
	Logitech International SA (Registered)	26,703	1,847
	Schindler Holding AG	8,062	1,795
[2]	VAT Group AG	4,352	1,739
	Roche Holding AG (XSWX)	4,970	1,549
	SIG Group AG	57,776	1,520
	Swiss Prime Site AG (Registered)	14,578	1,400
	Baloise Holding AG (Registered)	8,682	1,356
	Helvetia Holding AG (Registered)	6,715	1,021
	Georg Fischer AG (Registered)	15,673	1,013
	Barry Callebaut AG (Registered)	580	1,011
	Swatch Group AG (Registered)	18,126	966
	Tecan Group AG (Registered)	2,271	905
	Belimo Holding AG (Registered)	1,668	877
	Clariant AG (Registered)	49,873	830
	Flughafen Zurich AG (Registered)	4,014	826

70

ESG International Stock ETF
		Shares	Market Value• ($000)
	Chocoladefabriken Lindt & Spruengli AG (Registered)	7	825
	Temenos AG (Registered)	10,393	824
[2]	Galenica AG	10,013	795
	PSP Swiss Property AG (Registered)	6,521	792
	Swatch Group AG	2,796	785
	EMS-Chemie Holding AG (Registered)	1,018	764
	Siegfried Holding AG (Registered)	630	569
	Mobimo Holding AG (Registered)	1,816	531
	Bachem Holding AG	5,253	489
	Cembra Money Bank AG	6,473	471
	Banque Cantonale Vaudoise (Registered)	4,142	449
	Valiant Holding AG (Registered)	4,072	437
	Accelleron Industries AG	14,781	399
	Bucher Industries AG (Registered)	902	370
	Inficon Holding AG (Registered)	287	366
	Schindler Holding AG (Registered)	1,572	330
	DKSH Holding AG	4,257	325
*	ams-OSRAM AG	45,484	319
	Softwareone Holding AG	15,866	317
	Comet Holding AG (Registered)	1,191	305
	Emmi AG (Registered)	278	299
	SFS Group AG	2,601	298
	Allreal Holding AG (Registered)	1,632	285
	Stadler Rail AG	6,965	283
*	Meyer Burger Technology AG	627,153	282
	Forbo Holding AG (Registered)	205	277
	Burckhardt Compression Holding AG	448	264
	Swissquote Group Holding SA (Registered)	1,313	261
	Landis+Gyr Group AG	3,335	246
	Interroll Holding AG (Registered)	80	238
	Vontobel Holding AG (Registered)	3,815	236
	Huber + Suhner AG (Registered)	3,004	231
	dormakaba Holding AG	429	224
	Daetwyler Holding AG	1,054	220
*	Aryzta AG	125,139	208
	VZ Holding AG	1,803	182
		Shares	Market Value• ($000)
	Kardex Holding AG (Registered)	734	168
[2]	Medacta Group SA	1,188	167
	Komax Holding AG (Registered)	653	164
	St. Galler Kantonalbank AG (Registered)	287	160
	SKAN Group AG	1,667	151
*	Dottikon Es Holding AG (Registered)	590	147
	EFG International AG	12,948	145
*,3	Idorsia Ltd.	21,510	117
	LEM Holding SA (Registered)	52	117
*,2	Sensirion Holding AG	1,275	112
*	Basilea Pharmaceutica AG (Registered)	1,995	109
	Ypsomed Holding AG (Registered)	362	107
	u-blox Holding AG	1,196	107
	ALSO Holding AG (Registered)	424	103
	Bystronic AG	139	94
	PIERER Mobility AG	1,075	88
	Bossard Holding AG (Registered) Class A	380	87
	Schweiter Technologies AG	118	85
	OC Oerlikon Corp. AG (Registered)	17,048	84
*	DocMorris AG	1,113	84
	Bell Food Group AG (Registered)	239	72
	Implenia AG (Registered)	1,982	71
	Zehnder Group AG	1,068	71
	COSMO Pharmaceuticals NV	1,312	66
*,2	PolyPeptide Group AG	1,883	53
	Intershop Holding AG	77	52
*,2	Medartis Holding AG	540	52
	Rieter Holding AG (Registered)	403	43
*	Autoneum Holding AG	288	43
	Leonteq AG	937	42
	TX Group AG	369	39
	Arbonia AG	3,407	36
	VP Bank AG Class A	345	35
	Vetropack Holding AG (Registered) Class A	673	35
	Hiag Immobilien Holding AG	274	23
	APG SGA SA	21	4
			230,449
Taiwan (6.0%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	3,979,630	68,382
	Hon Hai Precision Industry Co. Ltd.	1,981,130	6,614
	MediaTek Inc.	246,937	5,446
	Delta Electronics Inc.	357,496	3,863
	Quanta Computer Inc.	436,760	3,462

71

ESG International Stock ETF
		Shares	Market Value• ($000)
	United Microelectronics Corp.	1,910,112	2,727
	Fubon Financial Holding Co. Ltd.	1,197,846	2,389
	Chunghwa Telecom Co. Ltd.	603,000	2,198
	CTBC Financial Holding Co. Ltd.	2,905,000	2,171
	Cathay Financial Holding Co. Ltd.	1,465,482	2,095
	Mega Financial Holding Co. Ltd.	1,808,528	2,035
	ASE Technology Holding Co. Ltd.	545,276	2,018
	Nan Ya Plastics Corp.	888,878	1,845
	E.Sun Financial Holding Co. Ltd.	2,330,781	1,788
	Uni-President Enterprises Corp.	795,000	1,763
	Wistron Corp.	470,000	1,718
	China Steel Corp.	2,059,796	1,713
	Formosa Plastics Corp.	631,784	1,577
	Lite-On Technology Corp.	348,958	1,492
	Asustek Computer Inc.	113,492	1,430
	Yuanta Financial Holding Co. Ltd.	1,823,122	1,395
	First Financial Holding Co. Ltd.	1,668,697	1,377
	Taiwan Cooperative Financial Holding Co. Ltd.	1,640,604	1,352
	Chailease Holding Co. Ltd.	234,247	1,306
	Accton Technology Corp.	86,000	1,283
	Unimicron Technology Corp.	208,000	1,204
	Novatek Microelectronics Corp.	90,995	1,138
	Hotai Motor Co. Ltd.	53,337	1,135
	Largan Precision Co. Ltd.	17,000	1,092
	Taishin Financial Holding Co. Ltd.	1,849,303	1,032
	Formosa Chemicals & Fibre Corp.	529,708	1,031
	Hua Nan Financial Holdings Co. Ltd.	1,556,450	1,002
	Realtek Semiconductor Corp.	76,294	997
*	China Development Financial Holding Corp.	2,615,308	972
	SinoPac Financial Holdings Co. Ltd.	1,757,021	943
	Yageo Corp.	61,506	934
	Inventec Corp.	493,000	869
	E Ink Holdings Inc.	151,728	867
	Alchip Technologies Ltd.	11,000	846
	Gigabyte Technology Co. Ltd.	78,000	831
	President Chain Store Corp.	94,000	788
		Shares	Market Value• ($000)
	Shanghai Commercial & Savings Bank Ltd.	574,087	768
	Airtac International Group	25,603	738
	Taiwan Mobile Co. Ltd.	247,000	723
	Pegatron Corp.	286,000	699
	Wiwynn Corp.	14,000	682
*	Shin Kong Financial Holding Co. Ltd.	2,168,287	644
	Global Unichip Corp.	14,000	637
	eMemory Technology Inc.	11,000	623
	Compal Electronics Inc.	620,000	619
	AUO Corp.	1,104,400	617
	Elite Material Co. Ltd.	44,000	601
*	Tatung Co. Ltd.	360,000	571
	Evergreen Marine Corp. Taiwan Ltd.	169,670	567
	Tripod Technology Corp.	95,000	563
	Chang Hwa Commercial Bank Ltd.	1,021,914	555
*	Innolux Corp.	1,225,690	555
	Catcher Technology Co. Ltd.	98,000	554
	Chroma ATE Inc.	61,000	534
	WPG Holdings Ltd.	306,680	528
	Walsin Lihwa Corp.	435,104	517
	Micro-Star International Co. Ltd.	102,000	510
	Teco Electric & Machinery Co. Ltd.	326,000	510
	Far EasTone Telecommunications Co. Ltd.	228,000	506
	Voltronic Power Technology Corp.	11,152	506
	Globalwafers Co. Ltd.	35,000	503
	Asia Cement Corp.	401,000	502
	Far Eastern New Century Corp.	564,000	498
	Synnex Technology International Corp.	256,000	491
	Acer Inc.	422,000	484
	Asia Vital Components Co. Ltd.	46,165	483
	Eclat Textile Co. Ltd.	30,000	478
*	Ruentex Development Co. Ltd.	408,600	472
	ASPEED Technology Inc.	5,500	464
	Powerchip Semiconductor Manufacturing Corp.	494,000	431
	Feng TAY Enterprise Co. Ltd.	77,728	409
	Eva Airways Corp.	405,932	401
	Sino-American Silicon Products Inc.	79,000	387
	Yang Ming Marine Transport Corp.	292,398	387
	King Yuan Electronics Co. Ltd.	158,000	380

72

ESG International Stock ETF
		Shares	Market Value• ($000)
	Taichung Commercial Bank Co. Ltd.	811,434	375
	Powertech Technology Inc.	117,000	365
	Oneness Biotech Co. Ltd.	56,887	354
*	Winbond Electronics Corp.	428,000	352
	Foxconn Technology Co. Ltd.	200,000	349
	Pou Chen Corp.	379,000	340
	Lien Hwa Industrial Holdings Corp.	175,835	337
	Parade Technologies Ltd.	12,000	337
	Faraday Technology Corp.	31,000	334
	Phison Electronics Corp.	25,000	331
	Radiant Opto-Electronics Corp.	87,000	326
	Yulon Finance Corp.	56,569	315
	King Slide Works Co. Ltd.	11,000	314
	Gold Circuit Electronics Ltd.	46,500	313
	TA Chen Stainless Pipe	272,763	311
	Taiwan High Speed Rail Corp.	330,000	308
	Lotes Co. Ltd.	11,377	307
	Giant Manufacturing Co. Ltd.	49,740	305
	Hiwin Technologies Corp.	47,504	305
	Vanguard International Semiconductor Corp.	142,000	304
	Sinbon Electronics Co. Ltd.	31,000	301
	Makalot Industrial Co. Ltd.	28,707	301
	Taiwan Business Bank	713,787	299
	China Airlines Ltd.	410,000	291
	International Games System Co. Ltd.	16,000	288
	Macronix International Co. Ltd.	272,000	287
	Cheng Shin Rubber Industry Co. Ltd.	230,000	286
	Jentech Precision Industrial Co. Ltd.	13,999	283
	Win Semiconductors Corp.	65,000	277
	Orient Semiconductor Electronics Ltd.	183,000	270
	Zhen Ding Technology Holding Ltd.	88,000	266
*	China Petrochemical Development Corp.	896,386	265
	Qisda Corp.	187,000	262
	Nanya Technology Corp.	121,000	252
	Simplo Technology Co. Ltd.	26,000	251
		Shares	Market Value• ($000)
	Nan Ya Printed Circuit Board Corp.	33,000	249
	Highwealth Construction Corp.	181,418	245
	Silicon Integrated Systems Corp.	218,080	242
	Poya International Co. Ltd.	15,484	236
	Ruentex Industries Ltd.	119,002	233
	Xxentria Technology Materials Corp.	97,900	230
	Via Technologies Inc.	64,000	229
*	Bank of Kaohsiung Co. Ltd.	578,337	227
	Yulon Motor Co. Ltd.	86,185	225
	Walsin Technology Corp.	72,000	223
	Wan Hai Lines Ltd.	157,260	223
	Wistron NeWeb Corp.	53,000	222
	Sanyang Motor Co. Ltd.	95,000	221
	Chicony Electronics Co. Ltd.	68,000	220
	Sigurd Microelectronics Corp.	121,000	219
*	Charoen Pokphand Enterprise	70,600	215
*	IBF Financial Holdings Co. Ltd.	575,060	215
	Huaku Development Co. Ltd.	74,000	208
	Kindom Development Co. Ltd.	204,100	208
	O-Bank Co. Ltd.	698,000	208
	Topco Scientific Co. Ltd.	38,271	207
	Merida Industry Co. Ltd.	34,000	206
	AP Memory Technology Corp.	20,000	205
	Bora Pharmaceuticals Co. Ltd.	9,092	204
	Hotai Finance Co. Ltd.	49,500	200
	Taiyen Biotech Co. Ltd.	182,000	196
	Senao International Co. Ltd.	162,000	189
	AGV Products Corp.	466,000	186
	Chipbond Technology Corp.	85,000	186
	YFY Inc.	187,000	185
	ASMedia Technology Inc.	6,000	185
	Sunonwealth Electric Machine Industry Co. Ltd.	43,000	183
	Test Research Inc.	97,000	182
	Nien Made Enterprise Co. Ltd.	19,000	178
	Compeq Manufacturing Co. Ltd.	125,000	177
	Systex Corp.	50,000	176
	AcBel Polytech Inc.	120,883	176
	Union Bank of Taiwan	385,350	175
*	Nan Kang Rubber Tire Co. Ltd.	141,000	173
	Acter Group Corp. Ltd.	35,000	172

73

ESG International Stock ETF
		Shares	Market Value• ($000)
*	HTC Corp.	103,000	170
	Fusheng Precision Co. Ltd.	27,000	168
	Sercomm Corp.	44,000	167
	Tung Ho Steel Enterprise Corp.	89,110	167
	Mitac Holdings Corp.	131,248	166
	King's Town Bank Co. Ltd.	142,000	165
*	Globe Union Industrial Corp.	346,828	163
	Great Wall Enterprise Co. Ltd.	94,402	162
	Bizlink Holding Inc.	20,708	162
	Taiwan Fertilizer Co. Ltd.	86,000	161
*	Radium Life Tech Co. Ltd.	573,200	161
	Sunplus Technology Co. Ltd.	158,000	159
	Elan Microelectronics Corp.	42,000	158
	Dynamic Holding Co. Ltd.	87,997	157
	Sporton International Inc.	19,372	156
	Ardentec Corp.	79,000	155
	momo.com Inc.	9,504	155
	KEE TAI Properties Co. Ltd.	341,000	154
	FSP Technology Inc.	95,000	152
	Far Eastern Department Stores Ltd.	203,000	151
	Tong Yang Industry Co. Ltd.	71,000	151
	Ambassador Hotel	83,000	149
*	Polaris Group	55,000	149
	Taiwan Hon Chuan Enterprise Co. Ltd.	45,000	147
	Capital Securities Corp.	307,000	142
	Quanta Storage Inc.	46,000	142
	Nichidenbo Corp.	85,000	142
	Kung Long Batteries Industrial Co. Ltd.	33,000	138
	Ta Ya Electric Wire & Cable	118,253	137
	ITEQ Corp.	43,466	134
	AURAS Technology Co. Ltd.	15,000	134
	Kinsus Interconnect Technology Corp.	40,000	133
	Taiwan Union Technology Corp.	34,000	133
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,419	133
	YungShin Global Holding Corp.	97,000	132
	Chicony Power Technology Co. Ltd.	36,000	132
	Feng Hsin Steel Co. Ltd.	62,000	131
*	Phihong Technology Co. Ltd.	57,000	130
		Shares	Market Value• ($000)
	Century Iron & Steel Industrial Co. Ltd.	26,000	130
	United Integrated Services Co. Ltd.	19,000	129
	Hong Pu Real Estate Development Co. Ltd.	161,000	129
	Visual Photonics Epitaxy Co. Ltd.	28,000	128
	Chief Telecom Inc.	11,000	128
*	Taiwan Glass Industry Corp.	205,000	127
	Getac Holdings Corp.	57,000	126
	Grape King Bio Ltd.	26,000	125
	Sitronix Technology Corp.	16,000	125
	Coretronic Corp.	50,000	124
	WT Microelectronics Co. Ltd.	58,000	124
	FLEXium Interconnect Inc.	43,000	123
*	Kuo Yang Construction Co. Ltd.	207,000	123
	Microbio Co. Ltd.	75,965	122
	Taiwan Surface Mounting Technology Corp.	42,000	121
	Innodisk Corp.	13,651	120
*	Ennostar Inc.	84,000	120
	Goldsun Building Materials Co. Ltd.	141,753	119
	Jess-Link Products Co. Ltd.	58,000	119
	Gloria Material Technology Corp.	83,000	117
	Formosa Taffeta Co. Ltd.	146,000	117
	Standard Foods Corp.	98,000	117
*	Mercuries Life Insurance Co. Ltd.	710,421	117
*	TaiMed Biologics Inc.	31,000	115
	Taiwan Semiconductor Co. Ltd.	43,000	113
	Greatek Electronics Inc.	62,000	113
	Iron Force Industrial Co. Ltd.	41,000	113
	Ennoconn Corp.	13,710	113
	Shinkong Synthetic Fibers Corp.	228,000	112
	Wei Chuan Foods Corp.	188,000	111
	Career Technology MFG. Co. Ltd.	152,513	109
	Taiwan Secom Co. Ltd.	33,000	109
	Gudeng Precision Industrial Co. Ltd.	10,000	108
	ChipMOS Technologies Inc.	89,000	107
	Hota Industrial Manufacturing Co. Ltd.	51,810	106
*	HannStar Display Corp.	276,000	106
*	Medigen Vaccine Biologics Corp.	44,390	106
	Zyxel Group Corp.	70,961	105
	China Motor Corp.	37,200	105

74

ESG International Stock ETF
		Shares	Market Value• ($000)
	L&K Engineering Co. Ltd.	36,000	105
	Tong Hsing Electronic Industries Ltd.	25,322	105
	Wah Lee Industrial Corp.	36,720	104
	Taiwan PCB Techvest Co. Ltd.	75,000	104
*	Advanced Wireless Semiconductor Co.	34,370	104
	Cheng Loong Corp.	115,000	103
	ITE Technology Inc.	23,000	103
	Arcadyan Technology Corp.	22,123	103
	Ichia Technologies Inc.	69,000	102
*	CMC Magnetics Corp.	259,747	102
	Ton Yi Industrial Corp.	185,000	101
	Wisdom Marine Lines Co. Ltd.	70,543	101
	Fulgent Sun International Holding Co. Ltd.	25,000	101
	Raydium Semiconductor Corp.	10,000	101
	Global Brands Manufacture Ltd.	56,120	100
	Topkey Corp.	19,000	100
	Kenda Rubber Industrial Co. Ltd.	105,001	99
	Chung Hung Steel Corp.	135,000	98
	TYC Brother Industrial Co. Ltd.	90,000	97
	Pan Jit International Inc.	48,400	97
	Eternal Materials Co. Ltd.	106,400	97
	Far Eastern International Bank	265,036	96
	XinTec Inc.	27,000	96
	Everlight Electronics Co. Ltd.	66,000	95
	President Securities Corp.	155,532	95
	Lotus Pharmaceutical Co. Ltd.	12,000	95
	Apex International Co. Ltd.	53,000	95
	Fitipower Integrated Technology Inc.	21,083	95
	Taiwan-Asia Semiconductor Corp.	61,000	94
	Wafer Works Corp.	69,923	93
	Flytech Technology Co. Ltd.	44,000	93
	Prince Housing & Development Corp.	282,000	93
	United Renewable Energy Co. Ltd.	180,420	93
	Hannstar Board Corp.	54,000	93
	Pan-International Industrial Corp.	78,000	92
	Pixart Imaging Inc.	23,000	92
	Bioteque Corp.	27,000	92
		Shares	Market Value• ($000)
	Foxsemicon Integrated Technology Inc.	16,000	91
*	Adimmune Corp.	86,000	90
	China Steel Chemical Corp.	26,000	89
	Sunny Friend Environmental Technology Co. Ltd.	24,737	89
*	Unitech Printed Circuit Board Corp.	154,363	88
	TCI Co. Ltd.	17,297	88
	Kuo Toong International Co. Ltd.	91,330	87
	Continental Holdings Corp.	104,000	87
	Kinpo Electronics	170,000	86
*	RichWave Technology Corp.	17,650	86
	VisEra Technologies Co. Ltd.	13,000	86
*	Tyntek Corp.	151,000	85
	Grand Pacific Petrochemical	161,000	85
	Egis Technology Inc.	33,000	85
	Holy Stone Enterprise Co. Ltd.	27,300	84
*	Lung Yen Life Service Corp.	74,000	84
	U-Ming Marine Transport Corp.	59,000	84
	Rich Development Co. Ltd.	285,000	83
	TXC Corp.	28,000	83
	Merry Electronics Co. Ltd.	30,298	82
	Soft-World International Corp.	27,000	82
	Elite Semiconductor Microelectronics Technology Inc.	35,000	82
	Darfon Electronics Corp.	60,000	82
	China Chemical & Pharmaceutical Co. Ltd.	112,000	81
	Evergreen International Storage & Transport Corp.	91,000	81
	Weltrend Semiconductor	36,000	81
	Sinyi Realty Inc.	89,000	80
	IEI Integration Corp.	31,000	79
	SDI Corp.	25,000	79
	Primax Electronics Ltd.	38,000	79
	Pegavision Corp.	6,514	79
	Taiwan Sakura Corp.	40,000	78
	Advanced Energy Solution Holding Co. Ltd.	4,000	78
	Lingsen Precision Industries Ltd.	129,000	77
	Dyaco International Inc.	76,505	77

75

ESG International Stock ETF
		Shares	Market Value• ($000)
	China Electric Manufacturing Corp.	140,540	76
	China Bills Finance Corp.	165,000	76
	Advanced International Multitech Co. Ltd.	32,000	76
	Shinkong Insurance Co. Ltd.	42,000	76
	Etron Technology Inc.	57,832	75
	Sampo Corp.	86,000	75
	Gamania Digital Entertainment Co. Ltd.	35,000	74
	YC INOX Co. Ltd.	85,476	73
	Dimerco Express Corp.	30,451	73
	Nuvoton Technology Corp.	19,000	73
	China Metal Products	64,000	72
	Basso Industry Corp.	59,000	72
	USI Corp.	108,000	72
*	Taiwan TEA Corp.	98,000	71
	KMC Kuei Meng International Inc.	16,000	71
	Tong-Tai Machine & Tool Co. Ltd.	128,000	70
	Tainan Spinning Co. Ltd.	148,000	70
	Yieh Phui Enterprise Co. Ltd.	148,365	70
	Universal Vision Biotechnology Co. Ltd.	6,678	70
	Taiwan Mask Corp.	32,000	70
	Allied Supreme Corp.	8,000	70
	Machvision Inc.	11,039	69
	Co-Tech Development Corp.	32,000	69
	Johnson Health Tech Co. Ltd.	28,000	68
*	CyberTAN Technology Inc.	98,000	68
	Center Laboratories Inc.	42,409	68
	Sheng Yu Steel Co. Ltd.	92,000	68
	CHC Healthcare Group	40,000	68
	Brighton-Best International Taiwan Inc.	66,000	68
	Great Tree Pharmacy Co. Ltd.	6,140	68
	Solar Applied Materials Technology Corp.	57,000	67
	International CSRC Investment Holdings Co.	104,990	66
	Supreme Electronics Co. Ltd.	42,980	65
	Dynapack International Technology Corp.	26,000	65
	Chlitina Holding Ltd.	11,000	65
	TSRC Corp.	86,000	64
	Taiwan Paiho Ltd.	42,000	63
	Rechi Precision Co. Ltd.	98,000	63
	Taiflex Scientific Co. Ltd.	46,000	63
	Chia Hsin Cement Corp.	107,100	63
	Sinon Corp.	55,000	63
		Shares	Market Value• ($000)
	Elitegroup Computer Systems Co. Ltd.	50,000	62
*	Rexon Industrial Corp. Ltd.	56,000	61
*	Zinwell Corp.	66,000	60
	Hsin Kuang Steel Co. Ltd.	41,000	60
*	OBI Pharma Inc.	22,354	60
	Savior Lifetec Corp.	104,436	60
*	Lealea Enterprise Co. Ltd.	179,920	59
*	HannsTouch Holdings Co.	190,000	59
	Chang Wah Technology Co. Ltd.	53,500	59
	Cleanaway Co. Ltd.	10,000	58
	Asia Polymer Corp.	71,757	57
	Chung Hwa Pulp Corp.	78,000	57
	Sonix Technology Co. Ltd.	41,000	57
	TTY Biopharm Co. Ltd.	24,000	57
	Infortrend Technology Inc.	86,000	57
	Syncmold Enterprise Corp.	30,000	57
	FocalTech Systems Co. Ltd.	25,203	57
	Thinking Electronic Industrial Co. Ltd.	12,000	57
	D-Link Corp.	71,760	56
	Hung Sheng Construction Ltd.	92,600	56
	Namchow Holdings Co. Ltd.	37,000	56
	Shiny Chemical Industrial Co. Ltd.	13,750	56
	Transcend Information Inc.	24,000	55
	Cheng Uei Precision Industry Co. Ltd.	37,000	54
	Chun Yuan Steel Industry Co. Ltd.	99,000	54
	Farglory Land Development Co. Ltd.	31,000	54
	Alpha Networks Inc.	43,772	54
	PharmaEngine Inc.	20,000	54
	Brogent Technologies Inc.	15,100	54
	Chin-Poon Industrial Co. Ltd.	43,000	53
	TPK Holding Co. Ltd.	49,000	53
	Chang Wah Electromaterials Inc.	56,000	53
	Cathay Real Estate Development Co. Ltd.	110,000	52
	Motech Industries Inc.	56,594	52
	Sensortek Technology Corp.	5,000	52
	Hu Lane Associate Inc.	11,275	51
	Zeng Hsing Industrial Co. Ltd.	16,115	51
*	Cub Elecparts Inc.	10,745	51

76

ESG International Stock ETF
		Shares	Market Value• ($000)
	Mercuries & Associates Holding Ltd.	119,281	50
	Gemtek Technology Corp.	42,000	49
	Advanced Ceramic X Corp.	8,000	49
*	Yeong Guan Energy Technology Group Co. Ltd.	28,468	49
	General Interface Solution Holding Ltd.	25,000	49
	UPI Semiconductor Corp.	7,000	49
	Oriental Union Chemical Corp.	75,000	48
	Chunghwa Precision Test Tech Co. Ltd.	3,000	48
	BES Engineering Corp.	150,000	47
	Everlight Chemical Industrial Corp.	77,000	47
	Longchen Paper & Packaging Co. Ltd.	100,803	47
	LandMark Optoelectronics Corp.	15,000	47
	Posiflex Technology Inc.	14,000	46
	Nan Liu Enterprise Co. Ltd.	19,000	46
	Speed Tech Corp.	26,000	46
	Kaimei Electronic Corp.	23,200	46
	Sincere Navigation Corp.	71,900	45
	ASROCK Inc.	6,000	44
	UPC Technology Corp.	91,000	43
	T3EX Global Holdings Corp.	18,000	42
	Tung Thih Electronic Co. Ltd.	10,000	41
	Synmosa Biopharma Corp.	35,820	41
*	Asia Pacific Telecom Co. Ltd.	204,779	40
	Elite Advanced Laser Corp.	30,000	39
	Genesys Logic Inc.	11,000	39
	Marketech International Corp.	9,000	39
	Holtek Semiconductor Inc.	19,000	38
*	TaiDoc Technology Corp.	7,000	38
	Actron Technology Corp.	7,000	38
	Shin Zu Shing Co. Ltd.	14,165	37
*	Foresee Pharmaceuticals Co. Ltd.	14,538	37
	AmTRAN Technology Co. Ltd.	90,888	35
	Darwin Precisions Corp.	75,000	35
	Adlink Technology Inc.	17,000	34
	Taiwan Styrene Monomer	70,000	34
	China General Plastics Corp.	43,155	33
		Shares	Market Value• ($000)
*	China Man-Made Fiber Corp.	133,240	33
*	Shining Building Business Co. Ltd.	112,000	33
*	Federal Corp.	61,000	33
	Gourmet Master Co. Ltd.	9,000	32
	Formosa Sumco Technology Corp.	7,000	32
*	Li Peng Enterprise Co. Ltd.	128,000	31
	Nantex Industry Co. Ltd.	25,000	29
	Global Mixed Mode Technology Inc.	4,000	29
	Swancor Holding Co. Ltd.	10,000	29
	Ability Enterprise Co. Ltd.	36,000	26
	91APP Inc.	8,000	26
	Anpec Electronics Corp.	6,000	26
	Panion & BF Biotech Inc.	8,000	26
	RDC Semiconductor Co. Ltd.	8,240	25
*	Taigen Biopharmaceuticals Holdings Ltd.	49,000	24
	Ho Tung Chemical Corp.	85,000	23
	Yulon Nissan Motor Co. Ltd.	4,000	23
*	PChome Online Inc.	15,430	21
	Fittech Co. Ltd.	10,000	21
	Amazing Microelectronic Corp.	6,242	21
	VIA Labs Inc.	3,000	21
*	Medigen Biotechnology Corp.	18,000	20
	St. Shine Optical Co. Ltd.	3,000	19
*	Ritek Corp.	71,214	19
	Ultra Chip Inc.	6,000	17
	Altek Corp.	14,000	16
*	ALI Corp.	27,000	15
*	Gigasolar Materials Corp.	5,790	15
	ScinoPharm Taiwan Ltd.	13,000	11
	Shin Foong Specialty & Applied Materials Co. Ltd.	7,000	11
	GeneReach Biotechnology Corp.	5,660	6
*,1	Unity Opto Technology Co. Ltd.	90,000	—
*,1	Pharmally International Holding Co. Ltd.	1,282	—
			203,261
Thailand (0.7%)
	CP ALL PCL (Foreign)	1,022,600	1,904
	Delta Electronics Thailand PCL (Foreign)	463,200	1,434
*	Airports of Thailand PCL (Foreign)	688,800	1,425

77

ESG International Stock ETF
		Shares	Market Value• ($000)
	Bangkok Dusit Medical Services PCL (Foreign)	1,725,200	1,379
	Advanced Info Service PCL (Foreign)	195,500	1,205
	Siam Cement PCL (Foreign)	118,200	1,056
	Kasikornbank PCL (Foreign)	276,700	1,031
	SCB X PCL (Foreign)	299,600	1,009
	Central Pattana PCL (Foreign)	503,800	988
	Bumrungrad Hospital PCL (Foreign)	94,300	697
	Minor International PCL (Foreign)	696,400	661
	Krung Thai Bank PCL (Foreign)	983,000	542
	Central Retail Corp. PCL (Foreign)	444,400	523
	Energy Absolute PCL (Foreign)	285,400	515
	Bangkok Bank PCL (Foreign)	102,700	497
	Charoen Pokphand Foods PCL (Foreign)	762,500	451
	Intouch Holdings PCL (Foreign)	195,356	406
	Home Product Center PCL (Foreign)	1,024,400	400
	Bangkok Expressway & Metro PCL (Foreign)	1,508,700	373
	PTT Global Chemical PCL (Foreign)	319,600	340
	TMBThanachart Bank PCL (Foreign)	6,695,824	327
	Tisco Financial Group PCL (Foreign)	110,400	325
	True Corp. PCL (Foreign)	1,623,714	320
	Land & Houses PCL (Foreign)	1,277,100	303
	Indorama Ventures PCL (Foreign)	350,700	290
	Krungthai Card PCL (Foreign)	202,600	280
	BTS Group Holdings PCL (Foreign)	1,331,200	279
	Kiatnakin Phatra Bank PCL (Foreign)	158,400	271
	Thonburi Healthcare Group PCL (Foreign)	120,600	226
	CP Axtra PCL (Foreign)	214,037	221
	SCG Packaging PCL (Foreign)	188,000	220
*	Central Plaza Hotel PCL (Foreign)	158,700	216
	Com7 PCL (Foreign)	214,100	197
	Thai Union Group PCL (Foreign)	464,300	190
	KCE Electronics PCL (Foreign)	126,800	184
	Osotspa PCL (Foreign)	209,000	179
		Shares	Market Value• ($000)
	Thanachart Capital PCL (Foreign)	118,500	173
	Hana Microelectronics PCL (Foreign)	94,300	167
	Supalai PCL (Foreign)	246,800	153
	Berli Jucker PCL (Foreign)	154,400	149
	Srisawad Corp. PCL (Foreign)	99,100	144
	Asset World Corp. PCL (Foreign)	1,079,700	134
	Siam Global House PCL (Foreign)	247,874	133
	Ngern Tid Lor PCL (Foreign)	194,513	131
	AP Thailand PCL (Foreign)	357,600	130
*	Beyond Securities PCL (Foreign)	493,900	129
	JMT Network Services PCL (Foreign)	96,292	128
	Sansiri PCL (Foreign)	2,125,700	124
	Muangthai Capital PCL (Foreign)	105,000	122
	Sino-Thai Engineering & Construction PCL (Foreign)	303,000	104
	Amata Corp. PCL (Foreign)	136,593	99
	Ramkhamhaeng Hospital PCL (Foreign)	75,100	94
	Bangkok Chain Hospital PCL (Foreign)	168,500	93
	Bangkok Commercial Asset Management PCL (Foreign)	270,300	92
	Forth Corp. PCL (Foreign)	90,900	91
	Vibhavadi Medical Center PCL (Foreign)	1,254,700	82
	Chularat Hospital PCL (Foreign)	885,000	80
	AEON Thana Sinsap Thailand PCL (Foreign)	15,000	75
	Thailand Future Fund	347,700	75
	Mega Lifesciences PCL (Foreign)	56,000	70
	VGI PCL (Foreign)	790,949	67
	Quality Houses PCL (Foreign)	994,900	66
	Jaymart Group Holdings PCL (Foreign)	95,100	65
	Plan B Media PCL (Foreign)	228,468	61
[3]	Dohome PCL (Foreign)	183,366	61
	Dhipaya Group Holdings PCL (Foreign)	50,400	60
	TOA Paint Thailand PCL (Foreign)	75,200	57
	Bangkok Life Assurance PCL NVDR	80,800	56

78

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Bangkok Airways PCL (Foreign)	110,500	55
	Siam City Cement PCL (Foreign)	13,400	53
*	Jasmine Technology Solution PCL (Foreign)	51,700	53
	Sri Trang Agro-Industry PCL (Foreign)	125,500	52
	Thai Vegetable Oil PCL (Foreign)	76,070	51
	Thoresen Thai Agencies PCL (Foreign)	289,000	51
	BEC World PCL (Foreign)	193,400	48
	Tipco Asphalt PCL (Foreign)	94,800	47
	TTW PCL (Foreign)	179,400	45
	TQM Alpha PCL (Foreign)	46,700	41
*	Bangkok Land PCL (Foreign)	1,730,200	40
	Singer Thailand PCL (Foreign)	90,800	39
	Major Cineplex Group PCL (Foreign)	92,700	38
	Thaicom PCL (Foreign)	93,100	38
	Workpoint Entertainment PCL (Foreign)	80,100	35
*,1	Thai Airways International PCL (Foreign)	469,000	34
	MBK PCL (Foreign)	59,400	31
*	Jasmine International PCL (Foreign)	539,700	31
	Taokaenoi Food & Marketing PCL (Foreign)	77,500	31
	Pruksa Holding PCL (Foreign)	78,900	30
	Sri Trang Gloves Thailand PCL (Foreign)	142,600	30
	MK Restaurants Group PCL (Foreign)	21,000	28
	BCPG PCL (Foreign)	95,352	28
	Ratchthani Leasing PCL (Foreign)	285,000	28
	GFPT PCL (Foreign)	83,900	26
*	Italian-Thai Development PCL (Foreign)	575,900	26
	Thaifoods Group PCL (Foreign)	213,600	24
	Precious Shipping PCL (Foreign)	89,000	23
	LPN Development PCL (Foreign)	190,300	23
*	Super Energy Corp. PCL (Foreign)	1,608,300	23
	SPCG PCL (Foreign)	57,800	21
*	Samart Corp. PCL (Foreign)	116,300	20
		Shares	Market Value• ($000)
*	Rabbit Holdings PCL (Foreign)	738,100	19
	Origin Property PCL (Foreign)	38,000	11
	Advanced Info Service PCL	1,200	7
			25,309
Turkey (0.3%)
*	Turk Hava Yollari AO	84,323	772
	BIM Birlesik Magazalar A/S	70,553	666
	Akbank TAS	483,007	520
	Turkiye Sise ve Cam Fabrikalari A/S	265,964	510
	Turkiye Is Bankasi A/S Class C	509,653	401
*	Eregli Demir ve Celik Fabrikalari TAS	248,984	400
*	Turkcell Iletisim Hizmetleri A/S	187,165	390
	Ford Otomotiv Sanayi A/S	9,454	305
	Yapi ve Kredi Bankasi A/S	464,668	276
	Is Yatirim Menkul Degerler A/S	150,933	240
	AG Anadolu Grubu Holding A/S	26,745	207
	Coca-Cola Icecek A/S	13,425	198
*	Pegasus Hava Tasimaciligi A/S	5,600	183
*	Hektas Ticaret TAS	188,434	181
	Turkiye Garanti Bankasi A/S	95,765	180
	Tofas Turk Otomobil Fabrikasi A/S	16,997	172
*	Gubre Fabrikalari TAS	12,309	164
	Migros Ticaret A/S	12,293	160
	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S	162,844	152
	Turk Traktor ve Ziraat Makineleri A/S	4,460	152
*	Oyak Cimento Fabrikalari A/S	60,330	143
[2]	Mavi Giyim Sanayi ve Ticaret A/S Class B	33,892	137
*	Petkim Petrokimya Holding A/S	160,441	123
*	Ulker Biskuvi Sanayi A/S	43,170	98
	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	297,714	96
	Borusan Yatirim ve Pazarlama A/S	1,289	96
	Sok Marketler Ticaret A/S	40,730	95
	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A/S	66,713	94
*,2	MLP Saglik Hizmetleri A/S Class B	18,870	90

79

ESG International Stock ETF
		Shares	Market Value• ($000)
	Dogus Otomotiv Servis ve Ticaret A/S	7,746	83
*	Turkiye Vakiflar Bankasi TAO	162,457	83
*	TAV Havalimanlari Holding A/S	17,778	82
	Nuh Cimento Sanayi A/S	11,274	80
*	Yatas Yatak ve Yorgan Sanayi ve Ticaret A/S	53,666	79
*	Arcelik A/S	11,806	72
*	Is Gayrimenkul Yatirim Ortakligi A/S	99,192	71
*	Tat Gida Sanayi A/S	42,142	68
	Torunlar Gayrimenkul Yatirim Ortakligi A/S	70,799	68
	Dogan Sirketler Grubu Holding A/S	124,692	66
	Logo Yazilim Sanayi ve Ticaret A/S	23,155	64
*	Turk Telekomunikasyon A/S	63,776	61
*	Aksigorta A/S	315,652	60
	Cimsa Cimento Sanayi ve Ticaret A/S	7,525	60
*	Konya Cimento Sanayii A/S	247	54
	EGE Endustri ve Ticaret A/S	195	52
	Aygaz A/S	11,072	50
*	Koza Anadolu Metal Madencilik Isletmeleri A/S	20,611	50
*	Is Finansal Kiralama A/S	96,694	48
*	Turkiye Halk Bankasi A/S	93,985	47
	Bera Holding A/S	92,664	47
	Akcansa Cimento A/S	8,930	46
	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	24,671	46
*	Turkiye Sinai Kalkinma Bankasi A/S	159,385	42
	Tekfen Holding A/S	22,841	41
	Kartonsan Karton Sanayi ve Ticaret A/S	12,049	38
*	Bursa Cimento Fabrikasi A/S	119,826	36
[2]	Enerjisa Enerji A/S	18,394	35
*	Vestel Elektronik Sanayi ve Ticaret A/S	13,419	34
*	Baticim Bati Anadolu Cimento Sanayii A/S	13,816	32
	Kordsa Teknik Tekstil A/S	9,659	30
*	Penta Teknoloji Urunleri Dagitim Ticaret A/S	34,291	30
	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S Class A	31,509	28
*	Imas Makina Sanayi A/S	36,497	24
*	Iskenderun Demir ve Celik A/S	15,458	23
		Shares	Market Value• ($000)
	Brisa Bridgestone Sabanci Sanayi ve Ticaret A/S	7,642	21
*	Ziraat Gayrimenkul Yatirim Ortakligi A/S	102,610	21
*	Albaraka Turk Katilim Bankasi A/S	119,176	18
*	Kizilbuk Gayrimenkul Yatirim Ortakligi A/S	19,623	17
	Polisan Holding A/S	33,442	16
	Baskent Dogalgaz Dagitim Gayrimenkul Yatirim Ortakligi A/S	21,642	15
	Kervan Gida Sanayi ve Ticaret A/S Class B	14,653	14
*	Sinpas Gayrimenkul Yatirim Ortakligi A/S	113,550	14
	Sekerbank Turk A/S	83,507	13
	Turkiye Petrol Rafinerileri A/S	1	—
*	Zorlu Enerji Elektrik Uretim A/S	1	—
			9,180
United Arab Emirates (0.4%)
	Emirates Telecommunications Group Co. PJSC	584,376	3,156
	First Abu Dhabi Bank PJSC	732,986	2,729
	Emaar Properties PJSC	1,107,440	2,128
*	Alpha Dhabi Holding PJSC	222,668	1,218
	Abu Dhabi Commercial Bank PJSC	468,102	1,100
	Dubai Electricity & Water Authority PJSC	1,258,441	874
	Aldar Properties PJSC	563,840	807
	Abu Dhabi Islamic Bank PJSC	259,408	736
	Air Arabia PJSC	500,431	402
	Dubai Investments PJSC	352,810	238
	Emaar Development PJSC	128,179	229
	Sharjah Islamic Bank	286,561	196
*	National Marine Dredging Co.	32,870	194
*	RAK Properties PJSC	520,983	164
	Dubai Financial Market PJSC	301,364	132
	GFH Financial Group BSC	390,935	104
	AL Yah Satellite Communications Co-PJSC-Yah Sat	149,892	103
	Aramex PJSC	127,687	88
*,1	Arabtec Holding PJSC	101,139	15
			14,613
United Kingdom (7.9%)
	AstraZeneca plc	244,678	32,866
	Unilever plc (XLON)	313,286	15,999
	GSK plc	668,465	11,709

80

ESG International Stock ETF
		Shares	Market Value• ($000)
	RELX plc	316,166	10,305
	Reckitt Benckiser Group plc	118,526	8,554
	London Stock Exchange Group plc	71,121	7,358
	Compass Group plc	289,625	7,303
	CRH plc	122,898	7,063
	Lloyds Banking Group plc	11,001,303	5,878
	Ferguson plc	34,601	5,614
	Prudential plc	457,912	5,577
	Experian plc	153,540	5,362
	Unilever plc (XAMS)	101,641	5,200
	Ashtead Group plc	73,184	5,105
	Barclays plc	2,585,851	4,817
	Tesco plc	1,224,435	4,119
	3i Group plc	159,438	4,015
	Haleon plc	875,066	3,583
	Standard Chartered plc	386,581	3,478
	Vodafone Group plc	3,661,158	3,394
	Rentokil Initial plc	420,236	3,199
	Legal & General Group plc	985,632	2,723
	NatWest Group plc	906,199	2,635
	Informa plc	246,683	2,279
	Aviva plc	466,573	2,214
	Sage Group plc	179,017	2,200
	InterContinental Hotels Group plc	28,206	2,122
	Bunzl plc	58,425	2,092
	Smith & Nephew plc	149,414	2,016
	Smurfit Kappa Group plc	46,050	1,933
	Segro plc	206,774	1,928
	Next plc	21,385	1,890
	Halma plc	66,378	1,799
	Burberry Group plc	64,949	1,793
	WPP plc	183,168	1,776
	BT Group plc	1,173,190	1,716
	Croda International plc	23,715	1,656
	Admiral Group plc	47,249	1,489
	Mondi plc	89,446	1,486
	Associated British Foods plc	54,613	1,376
	Whitbread plc	31,065	1,351
	Pearson plc	123,236	1,306
	United Utilities Group plc	106,072	1,270
[2]	Auto Trader Group plc	159,550	1,223
	Severn Trent plc	37,500	1,139
	B&M European Value Retail SA	153,411	1,121
*	Ocado Group plc	100,844	1,111
	St. James's Place plc	96,513	1,079
	Rightmove plc	151,311	1,071
	Antofagasta plc	58,366	1,069
	J Sainsbury plc	311,646	1,066
	Kingfisher plc	357,130	1,058
	Berkeley Group Holdings plc	19,537	1,004
	Barratt Developments plc	174,880	1,002
	DCC plc	17,954	982
		Shares	Market Value• ($000)
*	Marks & Spencer Group plc	340,219	976
	DS Smith plc	243,450	961
*	Wise plc Class A	118,424	959
	Coca-Cola HBC AG	33,070	953
	Howden Joinery Group plc	101,632	951
	M&G plc	393,059	949
	Taylor Wimpey plc	636,671	920
	Dechra Pharmaceuticals plc	17,853	858
	Diploma plc	21,473	850
	Intermediate Capital Group plc	49,688	849
	Beazley plc	119,123	822
	Hikma Pharmaceuticals plc	29,510	815
	Phoenix Group Holdings plc	122,433	807
	Games Workshop Group plc	5,878	805
	Land Securities Group plc	104,889	799
	JD Sports Fashion plc	434,855	798
	Spectris plc	18,869	794
	UNITE Group plc	65,975	785
	Britvic plc	67,669	752
[2]	ConvaTec Group plc	252,993	743
	Persimmon plc	54,839	739
	British Land Co. plc	179,997	736
	abrdn plc	352,141	735
	Tate & Lyle plc	79,860	714
	Johnson Matthey plc	34,563	713
	RS Group plc	73,321	705
	Schroders plc	133,544	695
	Hargreaves Lansdown plc	70,036	674
	Investec plc	113,936	673
	Greggs plc	21,458	669
	Endeavour Mining plc	31,943	652
	Hiscox Ltd.	49,695	627
	Bellway plc	23,036	623
	ITV plc	642,719	575
	Vistry Group plc	56,713	561
	Man Group plc	207,200	555
	Inchcape plc	55,595	537
	Derwent London plc	21,937	516
*	Direct Line Insurance Group plc	234,864	481
	WH Smith plc	24,571	456
	IG Group Holdings plc	52,945	453
*	TUI AG	75,901	450
	LondonMetric Property plc	175,355	402
	Softcat plc	20,626	392
	Genus plc	13,141	387
*,2	Network International Holdings plc	78,478	386
	Pennon Group plc	47,237	385
*	International Distributions Services plc	124,831	383

81

ESG International Stock ETF
		Shares	Market Value• ($000)
	Virgin Money UK plc	181,120	372
	Safestore Holdings plc	32,209	352
	Grainger plc	113,645	340
	Bank of Georgia Group plc	7,686	339
	Domino's Pizza Group plc	65,609	328
*	Oxford Nanopore Technologies plc	107,185	324
*	Darktrace plc	70,484	321
	Big Yellow Group plc	23,557	320
	Shaftesbury Capital plc	214,573	319
*	Carnival plc	22,340	316
	Pets at Home Group plc	65,569	313
[2]	Airtel Africa plc	207,911	300
*	easyJet plc	55,847	298
	Close Brothers Group plc	28,390	295
	Mitie Group plc	238,464	293
	TBC Bank Group plc	8,117	292
*,2	Deliveroo plc Class A	202,828	290
	Paragon Banking Group plc	42,275	282
*	International Consolidated Airlines Group SA	137,503	281
	Computacenter plc	9,981	276
	OSB Group plc	62,537	270
	TP ICAP Group plc	128,646	269
	4imprint Group plc	4,119	266
	Hays plc	195,323	265
	Grafton Group plc	23,343	255
*,2	Watches of Switzerland Group plc	34,680	255
	Victrex plc	13,350	254
	Cranswick plc	5,851	250
*	Frasers Group plc	23,752	243
	Dunelm Group plc	16,399	242
	Lancashire Holdings Ltd.	32,351	234
	Plus500 Ltd.	12,851	232
	Redrow plc	38,445	231
*	IWG plc	98,718	224
*,2	Trainline plc	74,686	221
	Moneysupermarket.com Group plc	69,893	220
	Coats Group plc	226,470	220
	Pagegroup plc	41,055	218
	Centamin plc	192,034	213
*,2	Aston Martin Lagonda Global Holdings plc	45,706	206
	Kainos Group plc	13,262	204
[2]	Quilter plc	187,691	203
	Firstgroup plc	109,698	201
	Sirius Real Estate Ltd.	180,711	199
*	THG plc Class B	159,991	199
	Telecom Plus plc	9,552	192
	Fresnillo plc	26,432	192
	Supermarket Income REIT plc	194,176	190
	Assura plc	321,991	187
		Shares	Market Value• ($000)
	Primary Health Properties plc	154,184	184
	Savills plc	15,760	182
	Hammerson plc	574,845	175
	Ashmore Group plc	69,207	170
	Spirent Communications plc	85,580	170
	Future plc	17,277	170
	Dr. Martens plc	85,408	170
*	Ascential plc	61,681	157
	Bytes Technology Group plc	25,620	157
	Rathbones Group plc	6,545	146
[2]	JTC plc	16,112	142
	Just Group plc	144,144	137
	Great Portland Estates plc	25,718	137
	Genuit Group plc	33,160	134
	RHI Magnesita NV	3,748	134
	Workspace Group plc	20,840	132
	AJ Bell plc	35,417	130
	Volution Group plc	26,478	128
*	Helios Towers plc	109,266	126
	IntegraFin Holdings plc	39,648	121
	Premier Foods plc	75,666	118
*	Auction Technology Group plc	13,116	118
	Redde Northgate plc	27,801	113
	Marshalls plc	31,469	109
	Clarkson plc	3,174	109
*	Moonpig Group plc	48,020	103
*	S4 Capital plc	77,426	97
[2]	Spire Healthcare Group plc	34,587	95
	Currys plc	141,319	89
*	PureTech Health plc	35,771	89
	Keller Group plc	8,904	87
	Vesuvius plc	15,181	85
	PZ Cussons plc	40,812	82
[2]	Bridgepoint Group plc	36,608	81
	IP Group plc	107,808	80
	Hilton Food Group plc	9,416	80
*	Alphawave IP Group plc	43,172	79
	Ninety One plc	35,925	78
	Crest Nicholson Holdings plc	33,944	77
[2]	Ibstock plc	39,118	74
*	AO World plc	60,942	72
	Picton Property Income Ltd.	81,152	71
	Mobico Group plc	66,519	70
*	Greencore Group plc	64,694	69
	FDM Group Holdings plc	9,307	68
*	Elementis plc	46,692	67
*	Molten Ventures plc	21,588	66
[2]	TI Fluid Systems plc	39,793	64
[2]	Petershill Partners plc	28,505	63
	Halfords Group plc	26,302	61
*,3	ASOS plc	11,038	61
	Liontrust Asset Management plc	7,017	58

82

ESG International Stock ETF
		Shares	Market Value• ($000)
	XP Power Ltd.	2,029	55
*	Oxford Biomedica plc	12,600	51
	Wickes Group plc	27,870	50
	Jupiter Fund Management plc	38,914	49
*,2	Trustpilot Group plc	46,538	48
*	Ferrexpo plc	48,315	47
*	Synthomer plc	57,042	46
	Hochschild Mining plc	39,324	46
	NCC Group plc	34,647	44
	Vanquis Banking Group plc	30,705	40
	CLS Holdings plc	23,736	38
	Helical plc	10,512	31
[2]	Bakkavor Group plc	21,342	27
*	SIG plc	45,294	19
	AG Barr plc	2,978	18
[2]	CMC Markets plc	9,033	12
*,1	NMC Health plc	4,208	—
			266,555
Total Common Stocks (Cost $3,372,957)			3,342,280
Preferred Stocks (0.7%)
	Samsung Electronics Co. Ltd. Preference Shares	130,919	5,344
	Itau Unibanco Holding SA Preference Shares	742,778	4,114
	Banco Bradesco SA Preference Shares	824,706	2,490
	Sartorius AG Preference Shares	4,449	1,819
	Itausa SA Preference Shares	819,211	1,529
	Henkel AG & Co. KGaA Preference Shares	19,334	1,482
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	16,720	1,035
	Bayerische Motoren Werke AG Preference Shares	9,444	907
	Hyundai Motor Co. Preference Shares	11,596	898
	Gerdau SA Preference Shares	171,150	893
	LG Chem Ltd. Preference Shares	2,724	703
	Bancolombia SA Preference Shares	56,362	375
	Cia Energetica de Minas Gerais Preference Shares	131,686	328
	Sixt SE Preference Shares	3,840	249
	LG Electronics Inc. Preference Shares	6,781	240
	Metalurgica Gerdau SA Preference Shares	91,100	217
		Shares	Market Value• ($000)
	Samsung SDI Co. Ltd. Preference Shares	911	207
	Samsung Fire & Marine Insurance Co. Ltd. Preference Shares	1,490	204
	Marcopolo SA Preference Shares	132,300	162
	Bradespar SA Preference Shares	35,309	160
*	Azul SA Preference Shares	49,063	144
	Unipar Carbocloro SA Preference Shares Class B	8,521	133
	Amorepacific Corp. Preference Shares	4,447	132
	Raizen SA Preference Shares	179,700	132
	Banco Pan SA Preference Shares	53,100	94
	Cia de Ferro Ligas da Bahia FERBASA Preference Shares	10,100	94
	CTEEP-Cia de Transmissao de Energia Eletrica Paulista Preference Shares	17,400	88
	Banco Davivienda SA Preference Shares	19,293	87
	Grupo Aval Acciones y Valores SA Preference Shares	638,547	79
	Corem Property Group AB Preference Shares	4,568	79
	Usinas Siderurgicas de Minas Gerais SA Usiminas Preference Shares Class A	53,400	74
	LG H&H Co. Ltd. Preference Shares	474	69
	Randon SA Implementos e Participacoes Preference Shares	27,400	66
*	Alpargatas SA Preference Shares	36,500	62
*	Gol Linhas Aereas Inteligentes SA Preference Shares	40,679	58
	Grupo de Inversiones Suramericana SA Preference Shares	16,290	50
	Daishin Securities Co. Ltd. Preference Shares	3,701	38
	Cia de Saneamento do Parana Preference Shares	37,400	34
	Banco do Estado do Rio Grande do Sul SA Preference Shares Class B	9,200	23

83

ESG International Stock ETF
		Shares	Market Value• ($000)
	Draegerwerk AG & Co. KGaA Preference Shares	235	11
	FUCHS SE Preference Shares	203	9
	Iguatemi SA Preference Shares	4,931	7
	CJ CheilJedang Corp. Preference Shares	25	3
*,1	Rosseti Lenenergo PJSC Preference Shares	25,440	—
Total Preferred Stocks (Cost $26,830)			24,922
Rights (0.0%)
*	Swedish Orphan Biovitrum AB Exp. 9/14/23	28,339	26
*	Itausa SA Exp. 9/22/23	11,393	6
*	SK REITs Co. Ltd. Exp. 9/22/23	9,700	3
*	Marfrig Global Foods SA Exp. 9/18/23	22,933	1
*,1	S IMMO AG	5,093	—
*,1	Samart Corp. PCL Exp. 12/19/23	1,163	—
*,1	CJ CGV Co. Ltd. Exp. 9/7/23	2,987	—
*,1	Actron Technology Corp. Exp. 9/18/23	574	—
*,1	Mercuries & Associates Holding Ltd. Exp. 9/12/23	20,688	—
*	Gol Linhas Aereas Inteligentes SA Exp. 9/26/23	183,978	—
Total Rights (Cost $33)			36
Warrants (0.0%)
*	Webuild SpA Exp. 8/2/30	3,597	3
	Shares	Market Value• ($000)
* VGI PCL Exp. 5/23/27	88,419	—
Total Warrants (Cost $—)		3
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[4,5] Vanguard Market Liquidity Fund, 5.384% (Cost $43,446)	434,541	43,450
Total Investments (100.6%) (Cost $3,443,266)		3,410,691
Other Assets and Liabilities—Net (-0.6%)		(20,993)
Net Assets (100%)		3,389,698
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, the aggregate value was $106,252,000, representing 3.1% of net assets.
3	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $26,431,000.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $31,046,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depositary Receipt.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	September 2023	140	14,765	(275)
MSCI Emerging Market Index	September 2023	136	6,659	(245)
				(520)
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ESG International Stock ETF
Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
BNP Paribas	9/20/23	AUD	1,553	USD	1,047	—	(40)
BNP Paribas	9/20/23	EUR	1,272	USD	1,411	—	(31)
BNP Paribas	9/20/23	HKD	21,319	USD	2,732	—	(12)
JPMorgan Chase Bank, N.A.	9/20/23	INR	111,596	USD	1,355	—	(8)
JPMorgan Chase Bank, N.A.	9/20/23	INR	107,647	USD	1,299	—	—
BNP Paribas	9/20/23	JPY	585,372	USD	4,134	—	(101)
JPMorgan Chase Bank, N.A.	9/20/23	JPY	200,000	USD	1,408	—	(30)
Toronto-Dominion Bank	9/20/23	USD	1,431	AUD	2,136	46	—
UBS AG	9/20/23	USD	3,804	CHF	3,418	—	(72)
Toronto-Dominion Bank	9/20/23	USD	2,947	EUR	2,725	—	(11)
Toronto-Dominion Bank	9/20/23	USD	1,355	GBP	1,091	—	(27)
UBS AG	9/20/23	USD	2,737	HKD	21,389	8	—
Goldman Sachs International	9/20/23	USD	941	HKD	7,353	3	—
BNP Paribas	9/20/23	USD	5,700	JPY	784,753	293	—
BNP Paribas	9/20/23	USD	827	KRW	1,069,562	17	—
Toronto-Dominion Bank	9/20/23	USD	934	SGD	1,256	4	—
BNP Paribas	9/20/23	USD	1,893	TWD	58,168	63	—
UBS AG	9/20/23	USD	236	TWD	7,197	10	—
						444	(332)
AUD—Australian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
HKD—Hong Kong dollar.
INR—Indian rupee.
JPY—Japanese yen.
KRW—Korean won.
SGD—Singapore dollar.
TWD—Taiwanese dollar.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.
85

ESG International Stock ETF
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $3,399,820)	3,367,241
Affiliated Issuers (Cost $43,446)	43,450
Total Investments in Securities	3,410,691
Investment in Vanguard	117
Foreign Currency, at Value (Cost $3,535)	3,519
Cash Collateral Pledged—Futures Contracts	650
Receivables for Investment Securities Sold	5,155
Receivables for Accrued Income	10,175
Unrealized Appreciation—Forward Currency Contracts	444
Total Assets	3,430,751
Liabilities
Due to Custodian	5,129
Payables for Investment Securities Purchased	198
Collateral for Securities on Loan	31,046
Payables to Vanguard	245
Variation Margin Payable—Futures Contracts	163
Unrealized Depreciation—Forward Currency Contracts	332
Deferred Foreign Capital Gains Taxes	3,940
Total Liabilities	41,053
Net Assets	3,389,698
1 Includes $26,431,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	3,562,615
Total Distributable Earnings (Loss)	(172,917)
Net Assets	3,389,698
Net Assets
Applicable to 64,400,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,389,698
Net Asset Value Per Share	$52.64
See accompanying Notes, which are an integral part of the Financial Statements.
86

ESG International Stock ETF
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	89,760
Interest[2]	297
Securities Lending—Net	511
Total Income	90,568
Expenses
The Vanguard Group—Note B
Investment Advisory Services	212
Management and Administrative	2,751
Marketing and Distribution	162
Custodian Fees	439
Auditing Fees	47
Shareholders’ Reports	76
Trustees’ Fees and Expenses	2
Other Expenses	199
Total Expenses	3,888
Net Investment Income	86,680
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(73,481)
Futures Contracts	2,238
Forward Currency Contracts	690
Foreign Currencies	(333)
Realized Net Gain (Loss)	(70,886)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	325,735
Futures Contracts	(386)
Forward Currency Contracts	(462)
Foreign Currencies	363
Change in Unrealized Appreciation (Depreciation)	325,250
Net Increase (Decrease) in Net Assets Resulting from Operations	341,044
1	Dividends are net of foreign withholding taxes of $11,154,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $269,000, $4,000, less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized Gain (Loss) is net of foreign capital gains taxes of $38,000.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $1,835,000.
See accompanying Notes, which are an integral part of the Financial Statements.
87

ESG International Stock ETF
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	86,680	85,865
Realized Net Gain (Loss)	(70,886)	(70,545)
Change in Unrealized Appreciation (Depreciation)	325,250	(789,356)
Net Increase (Decrease) in Net Assets Resulting from Operations	341,044	(774,036)
Distributions
Total Distributions	(80,304)	(87,251)
Capital Share Transactions
Issued	265,085	1,164,332
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	265,085	1,164,332
Total Increase (Decrease)	525,825	303,045
Net Assets
Beginning of Period	2,863,873	2,560,828
End of Period	3,389,698	2,863,873
See accompanying Notes, which are an integral part of the Financial Statements.
88

ESG International Stock ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended August 31,				September 18, 2018[1] to August 31, 2019
	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$48.46	$64.34	$52.38	$48.09	$50.00
Investment Operations
Net Investment Income[2]	1.385	1.632	1.295	1.192	1.529
Net Realized and Unrealized Gain (Loss) on Investments	4.073	(15.837)	11.907	4.138	(2.714)
Total from Investment Operations	5.458	(14.205)	13.202	5.330	(1.185)
Distributions
Dividends from Net Investment Income	(1.278)	(1.675)	(1.242)	(1.040)	(.725)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.278)	(1.675)	(1.242)	(1.040)	(.725)
Net Asset Value, End of Period	$52.64	$48.46	$64.34	$52.38	$48.09
Total Return	11.36%	-22.38%	25.45%	11.23%	-2.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,390	$2,864	$2,561	$1,205	$418
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.15%	0.17%[3,4]
Ratio of Net Investment Income to Average Net Assets	2.72%	2.89%	2.14%	2.45%	3.30%[3]
Portfolio Turnover Rate[5]	9%	12%	7%	12%	22%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.15%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
89

ESG International Stock ETF
Notes to Financial Statements
Vanguard ESG International Stock ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.  ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of
90

ESG International Stock ETF
the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended August 31, 2023, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
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ESG International Stock ETF
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
92

ESG International Stock ETF
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $117,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
93

ESG International Stock ETF
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	306,601	3,034,465	1,214	3,342,280
Preferred Stocks	12,528	12,394	—	24,922
Rights	7	29	—	36
Warrants	—	3	—	3
Temporary Cash Investments	43,450	—	—	43,450
Total	362,586	3,046,891	1,214	3,410,691

Derivative Financial Instruments
Assets
Forward Currency Contracts	—	444	—	444
Liabilities
Futures Contracts[1]	520	—	—	520
Forward Currency Contracts	—	332	—	332
Total	520	332	—	852
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.  At August 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Forward Currency Contracts	—	444	444
Total Assets	—	444	444

Unrealized Depreciation—Futures Contracts[1]	520	—	520
Unrealized Depreciation—Forward Currency Contracts	—	332	332
Total Liabilities	520	332	852
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
94

ESG International Stock ETF
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	2,238	—	2,238
Forward Currency Contracts	—	690	690
Realized Net Gain (Loss) on Derivatives	2,238	690	2,928

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(386)	—	(386)
Forward Currency Contracts	—	(462)	(462)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(386)	(462)	(848)
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	30,207
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(53,855)
Capital Loss Carryforwards	(149,932)
Qualified Late-Year Losses	—
Other Temporary Differences	663
Total	(172,917)
95

ESG International Stock ETF
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	80,304	87,251
Long-Term Capital Gains	—	—
Total	80,304	87,251
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,460,776
Gross Unrealized Appreciation	441,750
Gross Unrealized Depreciation	(491,759)
Net Unrealized Appreciation (Depreciation)	(50,009)
F.  During the year ended August 31, 2023, the fund purchased $531,896,000 of investment securities and sold $269,423,000 of investment securities, other than temporary cash investments. Purchases and sales include $201,068,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
G.  Capital shares issued and redeemed were:
	Year Ended August 31,
	2023 Shares (000)	2022 Shares (000)

Issued	5,300	19,300
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	5,300	19,300
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
96

ESG International Stock ETF
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund's use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
97

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard ESG International Stock ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard ESG International Stock ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2023 and for the period September 18, 2018 (inception) through August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the four years in the period ended August 31, 2023 and for the period September 18, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
98

Tax information (unaudited)
The fund hereby designates $55,598,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $86,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $100,719,000 and foreign taxes paid of $9,301,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
99

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard ESG International Stock ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2018; it also took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.
100

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
101

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard ESG International Stock ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
102

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q43940 102023

Annual Report  |  August 31, 2023
Vanguard ESG U.S. Corporate Bond ETF
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, Vanguard ESG U.S. Corporate Bond ETF returned 1.09% (based on net asset value), roughly in line with the 1.14% return of its expense-free benchmark.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors, including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks including the Federal Reserve fanned fears of recession and weighed on bond prices, the economy proved more resilient than expected.
•	The yield of the bellwether 10-year U.S. Treasury bond rose significantly over the period, from 3.19% to 4.11%. With yield spreads narrowing for corporate bonds, they outperformed both Treasuries and mortgage-backed securities.
•	By sector, bonds issued by industrial companies and financial institutions posted gains, while those of utility companies finished the period in negative territory.
•	By maturity, return from shorter-dated corporate bonds in the index more than offset declines from their long-dated counterparts. By credit quality, corporate bonds on the bottom rung of the investment-grade ladder performed better than higher-rated bonds.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2023
ESG U.S. Corporate Bond ETF	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,021.80	$0.61
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.12%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

ESG U.S. Corporate Bond ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 22, 2020, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Since Inception (9/22/2020)	Final Value of a $10,000 Investment
ESG U.S. Corporate Bond ETF Net Asset Value	1.09%	-4.47%	$8,742
ESG U.S. Corporate Bond ETF Market Price	1.47	-4.43	8,753
Bloomberg MSCI US Corporate SRI Select Index	1.14	-4.40	8,762
Bloomberg U.S. Corporate Bond Index	0.90	-4.37	8,768
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

ESG U.S. Corporate Bond ETF
Cumulative Returns of ETF Shares: September 22, 2020, Through August 31, 2023
	One Year	Since Inception (9/22/2020)
ESG U.S. Corporate Bond ETF Market Price	1.47%	-12.47%
ESG U.S. Corporate Bond ETF Net Asset Value	1.09	-12.58
Bloomberg MSCI US Corporate SRI Select Index	1.14	-12.38
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

ESG U.S. Corporate Bond ETF
Fund Allocation
As of August 31, 2023
Corporate Bonds – Communications	13.0%
Corporate Bonds – Consumer Discretionary	6.8
Corporate Bonds – Consumer Staples	3.6
Corporate Bonds – Financials	43.8
Corporate Bonds – Health Care	15.4
Corporate Bonds – Industrials	1.9
Corporate Bonds – Materials	1.2
Corporate Bonds – Real Estate	2.1
Corporate Bonds – Technology	12.1
Corporate Bonds – Utilities	0.1
The table reflects the fund's investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

ESG U.S. Corporate Bond ETF
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (98.4%)
Communications (12.8%)
	Activision Blizzard Inc.	3.400%	9/15/26	115	110
	Activision Blizzard Inc.	2.500%	9/15/50	195	124
	Alphabet Inc.	0.450%	8/15/25	110	101
	Alphabet Inc.	1.998%	8/15/26	240	222
	Alphabet Inc.	0.800%	8/15/27	185	160
	Alphabet Inc.	1.100%	8/15/30	200	160
	Alphabet Inc.	2.050%	8/15/50	286	171
	Alphabet Inc.	2.250%	8/15/60	210	122
	America Movil SAB de CV	3.625%	4/22/29	210	192
	America Movil SAB de CV	2.875%	5/7/30	195	168
	America Movil SAB de CV	4.700%	7/21/32	140	133
	America Movil SAB de CV	6.375%	3/1/35	75	81
	America Movil SAB de CV	6.125%	3/30/40	180	187
	America Movil SAB de CV	4.375%	7/16/42	150	127
	America Movil SAB de CV	4.375%	4/22/49	155	131
	AT&T Inc.	5.539%	2/20/26	180	180
	AT&T Inc.	1.700%	3/25/26	380	346
	AT&T Inc.	3.800%	2/15/27	110	105
	AT&T Inc.	4.250%	3/1/27	275	265
	AT&T Inc.	2.300%	6/1/27	355	318
	AT&T Inc.	1.650%	2/1/28	285	244
[1]	AT&T Inc.	4.100%	2/15/28	270	256
	AT&T Inc.	4.350%	3/1/29	355	336
[1]	AT&T Inc.	4.300%	2/15/30	375	350
	AT&T Inc.	2.750%	6/1/31	265	219
	AT&T Inc.	2.250%	2/1/32	340	265
	AT&T Inc.	2.550%	12/1/33	460	351
	AT&T Inc.	5.400%	2/15/34	300	291
	AT&T Inc.	4.500%	5/15/35	325	289
	AT&T Inc.	5.250%	3/1/37	85	80
	AT&T Inc.	4.850%	3/1/39	189	168
	AT&T Inc.	3.500%	6/1/41	270	198
	AT&T Inc.	4.300%	12/15/42	230	186
	AT&T Inc.	4.350%	6/15/45	155	122
	AT&T Inc.	4.750%	5/15/46	210	175
	AT&T Inc.	5.650%	2/15/47	50	48
	AT&T Inc.	4.500%	3/9/48	220	176
	AT&T Inc.	4.550%	3/9/49	150	120
	AT&T Inc.	3.650%	6/1/51	350	239
7

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
AT&T Inc.	3.300%	2/1/52	115	75
AT&T Inc.	3.500%	9/15/53	895	589
AT&T Inc.	3.550%	9/15/55	880	574
AT&T Inc.	3.800%	12/1/57	677	456
AT&T Inc.	3.650%	9/15/59	710	459
AT&T Inc.	3.850%	6/1/60	225	153
Bell Telephone Co. of Canada or Bell Canada	5.100%	5/11/33	150	145
Bell Telephone Co. of Canada or Bell Canada	4.464%	4/1/48	60	49
Bell Telephone Co. of Canada or Bell Canada	3.650%	8/15/52	75	54
Booking Holdings Inc.	3.600%	6/1/26	165	159
Booking Holdings Inc.	4.625%	4/13/30	210	205
British Telecommunications plc	9.625%	12/15/30	300	365
Charter Communications Operating LLC	4.908%	7/23/25	450	442
Charter Communications Operating LLC	3.750%	2/15/28	90	82
Charter Communications Operating LLC	4.200%	3/15/28	165	154
Charter Communications Operating LLC	2.250%	1/15/29	185	153
Charter Communications Operating LLC	5.050%	3/30/29	195	186
Charter Communications Operating LLC	2.800%	4/1/31	340	274
Charter Communications Operating LLC	2.300%	2/1/32	200	151
Charter Communications Operating LLC	4.400%	4/1/33	100	88
Charter Communications Operating LLC	6.384%	10/23/35	225	218
Charter Communications Operating LLC	5.375%	4/1/38	105	89
Charter Communications Operating LLC	3.500%	6/1/41	235	155
Charter Communications Operating LLC	3.500%	3/1/42	270	176
Charter Communications Operating LLC	6.484%	10/23/45	360	331
Charter Communications Operating LLC	5.375%	5/1/47	230	183
Charter Communications Operating LLC	5.750%	4/1/48	348	293
Charter Communications Operating LLC	5.125%	7/1/49	115	88
Charter Communications Operating LLC	4.800%	3/1/50	265	196
Charter Communications Operating LLC	3.700%	4/1/51	210	130
Charter Communications Operating LLC	3.900%	6/1/52	295	188
Charter Communications Operating LLC	5.250%	4/1/53	100	79
Charter Communications Operating LLC	3.850%	4/1/61	270	161
Charter Communications Operating LLC	4.400%	12/1/61	180	118
Charter Communications Operating LLC	3.950%	6/30/62	145	87
Charter Communications Operating LLC	5.500%	4/1/63	125	98
Comcast Corp.	3.375%	8/15/25	160	155
Comcast Corp.	3.950%	10/15/25	360	351
Comcast Corp.	5.250%	11/7/25	100	100
Comcast Corp.	3.150%	3/1/26	240	229
Comcast Corp.	2.350%	1/15/27	220	202
Comcast Corp.	3.300%	2/1/27	215	203
Comcast Corp.	3.150%	2/15/28	95	88
Comcast Corp.	3.550%	5/1/28	195	184
Comcast Corp.	4.150%	10/15/28	460	443
Comcast Corp.	4.550%	1/15/29	110	108
Comcast Corp.	2.650%	2/1/30	250	217
Comcast Corp.	3.400%	4/1/30	190	173
Comcast Corp.	4.250%	10/15/30	175	166
Comcast Corp.	1.950%	1/15/31	200	162
Comcast Corp.	1.500%	2/15/31	185	145
Comcast Corp.	5.500%	11/15/32	70	72
Comcast Corp.	4.250%	1/15/33	175	164
Comcast Corp.	4.650%	2/15/33	120	117
Comcast Corp.	7.050%	3/15/33	210	239
8

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Comcast Corp.	4.800%	5/15/33	110	108
Comcast Corp.	4.200%	8/15/34	50	46
Comcast Corp.	5.650%	6/15/35	110	114
Comcast Corp.	4.400%	8/15/35	135	125
Comcast Corp.	3.200%	7/15/36	135	109
Comcast Corp.	3.900%	3/1/38	205	174
Comcast Corp.	4.600%	10/15/38	70	64
Comcast Corp.	3.250%	11/1/39	120	92
Comcast Corp.	3.750%	4/1/40	200	164
Comcast Corp.	4.600%	8/15/45	40	35
Comcast Corp.	3.400%	7/15/46	160	117
Comcast Corp.	4.000%	8/15/47	95	76
Comcast Corp.	3.969%	11/1/47	240	192
Comcast Corp.	4.000%	3/1/48	160	129
Comcast Corp.	4.700%	10/15/48	218	197
Comcast Corp.	3.999%	11/1/49	310	247
Comcast Corp.	3.450%	2/1/50	210	153
Comcast Corp.	2.800%	1/15/51	237	150
Comcast Corp.	2.887%	11/1/51	554	354
Comcast Corp.	2.450%	8/15/52	275	161
Comcast Corp.	4.049%	11/1/52	165	132
Comcast Corp.	5.350%	5/15/53	135	132
Comcast Corp.	2.937%	11/1/56	587	365
Comcast Corp.	4.950%	10/15/58	180	166
Comcast Corp.	2.650%	8/15/62	210	120
Comcast Corp.	2.987%	11/1/63	453	273
Comcast Corp.	5.500%	5/15/64	150	146
Deutsche Telekom International Finance BV	8.750%	6/15/30	410	482
Discovery Communications LLC	3.950%	3/20/28	235	218
Discovery Communications LLC	4.125%	5/15/29	140	129
Discovery Communications LLC	3.625%	5/15/30	105	92
Discovery Communications LLC	5.200%	9/20/47	140	113
Discovery Communications LLC	5.300%	5/15/49	170	138
Discovery Communications LLC	4.650%	5/15/50	90	67
Discovery Communications LLC	4.000%	9/15/55	195	127
Electronic Arts Inc.	1.850%	2/15/31	150	120
Electronic Arts Inc.	2.950%	2/15/51	95	61
Expedia Group Inc.	3.800%	2/15/28	150	140
Expedia Group Inc.	3.250%	2/15/30	160	139
Fox Corp.	4.709%	1/25/29	265	255
Fox Corp.	5.476%	1/25/39	215	194
Fox Corp.	5.576%	1/25/49	123	110
Grupo Televisa SAB	5.000%	5/13/45	30	25
Grupo Televisa SAB	6.125%	1/31/46	150	144
Meta Platforms Inc.	3.500%	8/15/27	270	257
Meta Platforms Inc.	4.600%	5/15/28	180	178
Meta Platforms Inc.	4.800%	5/15/30	140	139
Meta Platforms Inc.	3.850%	8/15/32	385	353
Meta Platforms Inc.	4.950%	5/15/33	225	224
Meta Platforms Inc.	4.450%	8/15/52	275	233
Meta Platforms Inc.	5.600%	5/15/53	305	306
Meta Platforms Inc.	4.650%	8/15/62	200	170
Meta Platforms Inc.	5.750%	5/15/63	235	237
Netflix Inc.	5.875%	2/15/25	35	35
Netflix Inc.	4.375%	11/15/26	150	146
9

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Netflix Inc.	4.875%	4/15/28	160	158
Netflix Inc.	5.875%	11/15/28	275	283
Omnicom Group Inc.	3.650%	11/1/24	175	171
Omnicom Group Inc.	3.600%	4/15/26	90	86
Omnicom Group Inc.	2.600%	8/1/31	115	94
Orange SA	9.000%	3/1/31	329	399
Orange SA	5.375%	1/13/42	115	110
Orange SA	5.500%	2/6/44	65	63
Paramount Global	4.000%	1/15/26	125	120
Paramount Global	7.875%	7/30/30	140	148
Paramount Global	4.950%	1/15/31	240	214
Paramount Global	4.200%	5/19/32	275	229
Paramount Global	6.875%	4/30/36	100	96
Paramount Global	4.375%	3/15/43	85	59
Paramount Global	5.850%	9/1/43	40	33
Paramount Global	4.950%	5/19/50	135	99
Rogers Communications Inc.	2.950%	3/15/25	50	48
Rogers Communications Inc.	3.200%	3/15/27	135	125
Rogers Communications Inc.	3.800%	3/15/32	235	201
Rogers Communications Inc.	5.000%	3/15/44	95	81
Rogers Communications Inc.	4.300%	2/15/48	120	89
Rogers Communications Inc.	4.350%	5/1/49	70	53
Rogers Communications Inc.	3.700%	11/15/49	105	71
Rogers Communications Inc.	4.550%	3/15/52	265	205
Sprint Capital Corp.	6.875%	11/15/28	275	291
Sprint Capital Corp.	8.750%	3/15/32	235	280
Sprint LLC	7.625%	2/15/25	195	199
Sprint LLC	7.625%	3/1/26	170	176
Telefonica Emisiones SA	4.103%	3/8/27	275	262
Telefonica Emisiones SA	7.045%	6/20/36	175	187
Telefonica Emisiones SA	4.665%	3/6/38	120	99
Telefonica Emisiones SA	5.213%	3/8/47	315	264
Telefonica Emisiones SA	4.895%	3/6/48	70	56
Telefonica Emisiones SA	5.520%	3/1/49	195	170
Telefonica Europe BV	8.250%	9/15/30	180	205
TELUS Corp.	3.400%	5/13/32	135	114
TELUS Corp.	4.600%	11/16/48	35	29
Time Warner Cable Enterprises LLC	8.375%	7/15/33	115	128
Time Warner Cable LLC	6.550%	5/1/37	190	180
Time Warner Cable LLC	7.300%	7/1/38	135	136
Time Warner Cable LLC	6.750%	6/15/39	135	130
Time Warner Cable LLC	5.875%	11/15/40	135	117
Time Warner Cable LLC	5.500%	9/1/41	225	185
Time Warner Cable LLC	4.500%	9/15/42	240	175
T-Mobile USA Inc.	3.500%	4/15/25	540	522
T-Mobile USA Inc.	1.500%	2/15/26	210	191
T-Mobile USA Inc.	2.250%	2/15/26	220	204
T-Mobile USA Inc.	2.625%	4/15/26	115	107
T-Mobile USA Inc.	3.750%	4/15/27	415	393
T-Mobile USA Inc.	4.750%	2/1/28	150	146
T-Mobile USA Inc.	2.050%	2/15/28	220	192
T-Mobile USA Inc.	4.950%	3/15/28	30	30
T-Mobile USA Inc.	4.800%	7/15/28	85	83
T-Mobile USA Inc.	2.625%	2/15/29	50	43
T-Mobile USA Inc.	3.375%	4/15/29	310	278
10

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	T-Mobile USA Inc.	3.875%	4/15/30	790	720
	T-Mobile USA Inc.	2.550%	2/15/31	325	268
	T-Mobile USA Inc.	2.875%	2/15/31	95	80
	T-Mobile USA Inc.	3.500%	4/15/31	385	336
	T-Mobile USA Inc.	2.250%	11/15/31	200	159
	T-Mobile USA Inc.	2.700%	3/15/32	90	73
	T-Mobile USA Inc.	5.200%	1/15/33	140	137
	T-Mobile USA Inc.	5.050%	7/15/33	275	265
	T-Mobile USA Inc.	4.375%	4/15/40	205	176
	T-Mobile USA Inc.	3.000%	2/15/41	300	211
	T-Mobile USA Inc.	4.500%	4/15/50	345	285
	T-Mobile USA Inc.	3.300%	2/15/51	535	358
	T-Mobile USA Inc.	3.400%	10/15/52	230	156
	T-Mobile USA Inc.	5.650%	1/15/53	250	244
	T-Mobile USA Inc.	5.750%	1/15/54	30	30
	T-Mobile USA Inc.	3.600%	11/15/60	205	137
	T-Mobile USA Inc.	5.800%	9/15/62	160	155
[1]	TWDC Enterprises 18 Corp.	3.150%	9/17/25	80	77
	TWDC Enterprises 18 Corp.	3.000%	2/13/26	109	104
[1]	TWDC Enterprises 18 Corp.	1.850%	7/30/26	120	110
[1]	TWDC Enterprises 18 Corp.	2.950%	6/15/27	80	75
[1]	TWDC Enterprises 18 Corp.	4.125%	6/1/44	70	59
	VeriSign Inc.	2.700%	6/15/31	100	82
	Verizon Communications Inc.	3.500%	11/1/24	110	107
	Verizon Communications Inc.	3.376%	2/15/25	270	262
	Verizon Communications Inc.	0.850%	11/20/25	220	200
	Verizon Communications Inc.	1.450%	3/20/26	70	64
	Verizon Communications Inc.	2.625%	8/15/26	270	251
	Verizon Communications Inc.	4.125%	3/16/27	540	520
	Verizon Communications Inc.	3.000%	3/22/27	10	9
	Verizon Communications Inc.	2.100%	3/22/28	345	302
	Verizon Communications Inc.	4.329%	9/21/28	420	402
	Verizon Communications Inc.	3.875%	2/8/29	110	103
	Verizon Communications Inc.	4.016%	12/3/29	480	446
	Verizon Communications Inc.	3.150%	3/22/30	235	206
	Verizon Communications Inc.	1.500%	9/18/30	130	101
	Verizon Communications Inc.	1.680%	10/30/30	250	196
	Verizon Communications Inc.	1.750%	1/20/31	225	175
	Verizon Communications Inc.	2.550%	3/21/31	282	232
	Verizon Communications Inc.	2.355%	3/15/32	437	346
	Verizon Communications Inc.	5.050%	5/9/33	275	267
	Verizon Communications Inc.	4.500%	8/10/33	270	249
	Verizon Communications Inc.	4.400%	11/1/34	212	192
	Verizon Communications Inc.	5.250%	3/16/37	200	195
	Verizon Communications Inc.	4.812%	3/15/39	120	109
	Verizon Communications Inc.	2.650%	11/20/40	340	226
	Verizon Communications Inc.	3.400%	3/22/41	425	316
	Verizon Communications Inc.	2.850%	9/3/41	155	106
	Verizon Communications Inc.	6.550%	9/15/43	105	117
	Verizon Communications Inc.	4.125%	8/15/46	125	99
	Verizon Communications Inc.	4.862%	8/21/46	200	176
	Verizon Communications Inc.	4.522%	9/15/48	150	126
	Verizon Communications Inc.	4.000%	3/22/50	205	157
	Verizon Communications Inc.	2.875%	11/20/50	410	251
	Verizon Communications Inc.	3.550%	3/22/51	515	360
11

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Verizon Communications Inc.	3.875%	3/1/52	160	120
Verizon Communications Inc.	5.012%	8/21/54	115	102
Verizon Communications Inc.	2.987%	10/30/56	445	266
Verizon Communications Inc.	3.000%	11/20/60	330	194
Verizon Communications Inc.	3.700%	3/22/61	285	194
Vodafone Group plc	4.125%	5/30/25	270	264
Vodafone Group plc	6.150%	2/27/37	190	195
Vodafone Group plc	4.375%	2/19/43	150	122
Vodafone Group plc	5.250%	5/30/48	30	27
Vodafone Group plc	4.875%	6/19/49	305	259
Vodafone Group plc	4.250%	9/17/50	180	138
Walt Disney Co.	3.350%	3/24/25	170	165
Walt Disney Co.	1.750%	1/13/26	200	185
Walt Disney Co.	2.200%	1/13/28	210	189
Walt Disney Co.	2.000%	9/1/29	255	216
Walt Disney Co.	3.800%	3/22/30	115	108
Walt Disney Co.	2.650%	1/13/31	240	206
Walt Disney Co.	6.200%	12/15/34	140	152
Walt Disney Co.	6.400%	12/15/35	135	148
Walt Disney Co.	6.650%	11/15/37	170	191
Walt Disney Co.	4.625%	3/23/40	110	102
Walt Disney Co.	3.500%	5/13/40	205	164
Walt Disney Co.	2.750%	9/1/49	295	189
Walt Disney Co.	4.700%	3/23/50	175	159
Walt Disney Co.	3.600%	1/13/51	370	278
Walt Disney Co.	3.800%	5/13/60	120	90
Warnermedia Holdings Inc.	3.638%	3/15/25	265	256
Warnermedia Holdings Inc.	3.755%	3/15/27	500	469
Warnermedia Holdings Inc.	4.054%	3/15/29	140	129
Warnermedia Holdings Inc.	4.279%	3/15/32	580	512
Warnermedia Holdings Inc.	5.050%	3/15/42	500	411
Warnermedia Holdings Inc.	5.141%	3/15/52	810	645
Warnermedia Holdings Inc.	5.391%	3/15/62	410	325
Weibo Corp.	3.375%	7/8/30	145	114
WPP Finance 2010	3.750%	9/19/24	120	117
				54,783
Consumer Discretionary (6.7%)
Alibaba Group Holding Ltd.	3.600%	11/28/24	318	310
Alibaba Group Holding Ltd.	3.400%	12/6/27	225	209
Alibaba Group Holding Ltd.	2.125%	2/9/31	195	156
Alibaba Group Holding Ltd.	4.000%	12/6/37	185	150
Alibaba Group Holding Ltd.	2.700%	2/9/41	210	134
Alibaba Group Holding Ltd.	4.200%	12/6/47	125	93
Alibaba Group Holding Ltd.	3.150%	2/9/51	160	97
Alibaba Group Holding Ltd.	4.400%	12/6/57	125	92
Alibaba Group Holding Ltd.	3.250%	2/9/61	70	40
Amazon.com Inc.	4.700%	11/29/24	100	99
Amazon.com Inc.	3.800%	12/5/24	185	182
Amazon.com Inc.	3.000%	4/13/25	245	237
Amazon.com Inc.	0.800%	6/3/25	240	223
Amazon.com Inc.	4.600%	12/1/25	255	253
Amazon.com Inc.	5.200%	12/3/25	110	110
Amazon.com Inc.	1.000%	5/12/26	370	334
Amazon.com Inc.	3.300%	4/13/27	175	167
Amazon.com Inc.	1.200%	6/3/27	225	198
12

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Amazon.com Inc.	3.150%	8/22/27	555	522
	Amazon.com Inc.	4.550%	12/1/27	135	134
	Amazon.com Inc.	1.650%	5/12/28	160	140
	Amazon.com Inc.	3.450%	4/13/29	210	198
	Amazon.com Inc.	4.650%	12/1/29	215	214
	Amazon.com Inc.	1.500%	6/3/30	340	276
	Amazon.com Inc.	2.100%	5/12/31	285	236
	Amazon.com Inc.	3.600%	4/13/32	250	230
	Amazon.com Inc.	4.700%	12/1/32	255	253
	Amazon.com Inc.	4.800%	12/5/34	150	151
	Amazon.com Inc.	3.875%	8/22/37	310	280
	Amazon.com Inc.	2.875%	5/12/41	205	154
	Amazon.com Inc.	4.950%	12/5/44	210	207
	Amazon.com Inc.	4.050%	8/22/47	415	358
	Amazon.com Inc.	2.500%	6/3/50	230	146
	Amazon.com Inc.	3.100%	5/12/51	380	271
	Amazon.com Inc.	3.950%	4/13/52	390	325
	Amazon.com Inc.	4.250%	8/22/57	260	225
	Amazon.com Inc.	2.700%	6/3/60	288	177
	Amazon.com Inc.	3.250%	5/12/61	200	139
	Amazon.com Inc.	4.100%	4/13/62	170	141
[1]	American Honda Finance Corp.	2.150%	9/10/24	35	34
[1]	American Honda Finance Corp.	1.500%	1/13/25	150	142
[1]	American Honda Finance Corp.	1.200%	7/8/25	160	148
[1]	American Honda Finance Corp.	1.000%	9/10/25	10	9
[1]	American Honda Finance Corp.	5.250%	7/7/26	85	85
[1]	American Honda Finance Corp.	2.000%	3/24/28	160	140
[1]	American Honda Finance Corp.	5.125%	7/7/28	85	85
	Aptiv plc	3.250%	3/1/32	85	72
	Aptiv plc	3.100%	12/1/51	220	134
	Aptiv plc	4.150%	5/1/52	90	67
	AutoZone Inc.	4.000%	4/15/30	130	120
	AutoZone Inc.	4.750%	8/1/32	120	115
	BorgWarner Inc.	2.650%	7/1/27	205	186
	eBay Inc.	1.900%	3/11/25	105	99
	eBay Inc.	1.400%	5/10/26	135	122
	eBay Inc.	3.600%	6/5/27	85	80
	eBay Inc.	2.700%	3/11/30	115	98
	eBay Inc.	2.600%	5/10/31	85	70
	eBay Inc.	4.000%	7/15/42	62	49
	eBay Inc.	3.650%	5/10/51	115	82
	General Motors Co.	6.125%	10/1/25	195	196
	General Motors Co.	4.200%	10/1/27	150	141
	General Motors Co.	6.800%	10/1/27	215	222
	General Motors Co.	5.000%	10/1/28	130	126
	General Motors Co.	5.400%	10/15/29	120	116
	General Motors Co.	5.600%	10/15/32	220	212
	General Motors Co.	5.000%	4/1/35	25	22
	General Motors Co.	6.600%	4/1/36	195	196
	General Motors Co.	5.150%	4/1/38	100	87
	General Motors Co.	6.250%	10/2/43	195	183
	General Motors Co.	5.200%	4/1/45	140	115
	General Motors Co.	6.750%	4/1/46	115	113
	General Motors Co.	5.400%	4/1/48	85	71
	General Motors Co.	5.950%	4/1/49	90	81
13

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
General Motors Financial Co. Inc.	1.200%	10/15/24	170	161
General Motors Financial Co. Inc.	3.500%	11/7/24	130	126
General Motors Financial Co. Inc.	4.000%	1/15/25	100	97
General Motors Financial Co. Inc.	2.900%	2/26/25	195	186
General Motors Financial Co. Inc.	3.800%	4/7/25	165	159
General Motors Financial Co. Inc.	4.350%	4/9/25	165	161
General Motors Financial Co. Inc.	2.750%	6/20/25	75	71
General Motors Financial Co. Inc.	4.300%	7/13/25	85	83
General Motors Financial Co. Inc.	6.050%	10/10/25	45	45
General Motors Financial Co. Inc.	1.250%	1/8/26	190	171
General Motors Financial Co. Inc.	5.250%	3/1/26	165	163
General Motors Financial Co. Inc.	5.400%	4/6/26	215	212
General Motors Financial Co. Inc.	1.500%	6/10/26	255	226
General Motors Financial Co. Inc.	4.000%	10/6/26	150	142
General Motors Financial Co. Inc.	4.350%	1/17/27	105	100
General Motors Financial Co. Inc.	5.000%	4/9/27	35	34
General Motors Financial Co. Inc.	2.700%	8/20/27	135	120
General Motors Financial Co. Inc.	6.000%	1/9/28	115	115
General Motors Financial Co. Inc.	2.400%	4/10/28	115	99
General Motors Financial Co. Inc.	5.800%	6/23/28	155	154
General Motors Financial Co. Inc.	2.400%	10/15/28	80	68
General Motors Financial Co. Inc.	4.300%	4/6/29	155	142
General Motors Financial Co. Inc.	5.850%	4/6/30	35	34
General Motors Financial Co. Inc.	3.600%	6/21/30	65	56
General Motors Financial Co. Inc.	2.350%	1/8/31	90	70
General Motors Financial Co. Inc.	2.700%	6/10/31	100	79
General Motors Financial Co. Inc.	3.100%	1/12/32	170	136
General Motors Financial Co. Inc.	6.400%	1/9/33	115	116
Hasbro Inc.	3.900%	11/19/29	185	168
Home Depot Inc.	3.350%	9/15/25	95	92
Home Depot Inc.	4.000%	9/15/25	105	103
Home Depot Inc.	3.000%	4/1/26	160	153
Home Depot Inc.	2.125%	9/15/26	140	129
Home Depot Inc.	2.500%	4/15/27	105	97
Home Depot Inc.	2.875%	4/15/27	130	122
Home Depot Inc.	2.800%	9/14/27	75	70
Home Depot Inc.	1.500%	9/15/28	65	56
Home Depot Inc.	3.900%	12/6/28	90	87
Home Depot Inc.	2.950%	6/15/29	195	177
Home Depot Inc.	2.700%	4/15/30	180	158
Home Depot Inc.	1.375%	3/15/31	70	55
Home Depot Inc.	1.875%	9/15/31	175	141
Home Depot Inc.	3.250%	4/15/32	155	138
Home Depot Inc.	4.500%	9/15/32	120	117
Home Depot Inc.	5.875%	12/16/36	284	305
Home Depot Inc.	3.300%	4/15/40	131	103
Home Depot Inc.	5.950%	4/1/41	125	134
Home Depot Inc.	4.200%	4/1/43	60	52
Home Depot Inc.	4.875%	2/15/44	85	80
Home Depot Inc.	4.400%	3/15/45	105	92
Home Depot Inc.	4.250%	4/1/46	235	201
Home Depot Inc.	3.900%	6/15/47	160	130
Home Depot Inc.	4.500%	12/6/48	200	179
Home Depot Inc.	3.125%	12/15/49	120	84
Home Depot Inc.	3.350%	4/15/50	185	135
14

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Home Depot Inc.	2.375%	3/15/51	190	113
	Home Depot Inc.	2.750%	9/15/51	130	84
	Home Depot Inc.	3.625%	4/15/52	270	205
	Home Depot Inc.	4.950%	9/15/52	75	72
	Home Depot Inc.	3.500%	9/15/56	180	132
	Honda Motor Co. Ltd.	2.271%	3/10/25	320	306
	Honda Motor Co. Ltd.	2.534%	3/10/27	110	101
	Honda Motor Co. Ltd.	2.967%	3/10/32	105	92
	Lennar Corp.	4.750%	11/29/27	75	73
[2]	LKQ Corp.	5.750%	6/15/28	95	94
	Lowe's Cos. Inc.	4.400%	9/8/25	145	143
	Lowe's Cos. Inc.	3.375%	9/15/25	85	82
	Lowe's Cos. Inc.	4.800%	4/1/26	80	79
	Lowe's Cos. Inc.	2.500%	4/15/26	160	150
	Lowe's Cos. Inc.	3.350%	4/1/27	35	33
	Lowe's Cos. Inc.	3.100%	5/3/27	265	247
	Lowe's Cos. Inc.	1.300%	4/15/28	25	21
	Lowe's Cos. Inc.	1.700%	9/15/28	120	102
	Lowe's Cos. Inc.	3.650%	4/5/29	201	187
	Lowe's Cos. Inc.	4.500%	4/15/30	170	164
	Lowe's Cos. Inc.	1.700%	10/15/30	120	95
	Lowe's Cos. Inc.	2.625%	4/1/31	135	113
	Lowe's Cos. Inc.	3.750%	4/1/32	190	170
	Lowe's Cos. Inc.	5.000%	4/15/33	130	127
	Lowe's Cos. Inc.	5.150%	7/1/33	130	128
	Lowe's Cos. Inc.	2.800%	9/15/41	120	82
	Lowe's Cos. Inc.	3.700%	4/15/46	170	127
	Lowe's Cos. Inc.	4.050%	5/3/47	180	140
	Lowe's Cos. Inc.	3.000%	10/15/50	240	152
	Lowe's Cos. Inc.	4.250%	4/1/52	170	134
	Lowe's Cos. Inc.	5.625%	4/15/53	175	170
	Lowe's Cos. Inc.	4.450%	4/1/62	145	113
	Lowe's Cos. Inc.	5.800%	9/15/62	145	140
	Magna International Inc.	2.450%	6/15/30	95	80
[1]	Marriott International Inc.	3.125%	6/15/26	105	99
	Marriott International Inc.	5.000%	10/15/27	90	89
	Marriott International Inc.	4.900%	4/15/29	10	10
[1]	Marriott International Inc.	4.625%	6/15/30	160	152
[1]	Marriott International Inc.	2.850%	4/15/31	170	141
[1]	Marriott International Inc.	3.500%	10/15/32	120	102
[1]	McDonald's Corp.	3.300%	7/1/25	113	109
[1]	McDonald's Corp.	3.700%	1/30/26	200	193
[1]	McDonald's Corp.	3.500%	3/1/27	60	57
[1]	McDonald's Corp.	3.500%	7/1/27	145	138
[1]	McDonald's Corp.	3.800%	4/1/28	125	120
[1]	McDonald's Corp.	2.625%	9/1/29	109	96
[1]	McDonald's Corp.	2.125%	3/1/30	60	51
[1]	McDonald's Corp.	3.600%	7/1/30	30	28
[1]	McDonald's Corp.	4.600%	9/9/32	35	34
[1]	McDonald's Corp.	4.700%	12/9/35	175	167
[1]	McDonald's Corp.	6.300%	10/15/37	125	136
[1]	McDonald's Corp.	6.300%	3/1/38	150	163
[1]	McDonald's Corp.	4.875%	12/9/45	195	180
[1]	McDonald's Corp.	4.450%	3/1/47	205	177
[1]	McDonald's Corp.	4.450%	9/1/48	107	93
15

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	McDonald's Corp.	3.625%	9/1/49	205	155
[1]	McDonald's Corp.	4.200%	4/1/50	75	62
[1]	McDonald's Corp.	5.150%	9/9/52	40	38
	Mercedes-Benz Finance North America LLC	8.500%	1/18/31	230	281
	NIKE Inc.	2.400%	3/27/25	90	86
	NIKE Inc.	2.375%	11/1/26	95	88
	NIKE Inc.	2.750%	3/27/27	154	144
	NIKE Inc.	2.850%	3/27/30	165	147
	NIKE Inc.	3.250%	3/27/40	135	109
	NIKE Inc.	3.875%	11/1/45	120	103
	NIKE Inc.	3.375%	3/27/50	178	137
	NVR Inc.	3.000%	5/15/30	107	92
	O'Reilly Automotive Inc.	3.600%	9/1/27	125	118
	O'Reilly Automotive Inc.	4.700%	6/15/32	120	115
	Ralph Lauren Corp.	2.950%	6/15/30	180	158
	Stanley Black & Decker Inc.	2.300%	3/15/30	110	91
	Stanley Black & Decker Inc.	2.750%	11/15/50	90	52
[1]	Stanley Black & Decker Inc.	4.000%	3/15/60	115	91
	Starbucks Corp.	3.800%	8/15/25	170	165
	Starbucks Corp.	4.750%	2/15/26	90	89
	Starbucks Corp.	4.000%	11/15/28	130	125
	Starbucks Corp.	3.550%	8/15/29	160	148
	Starbucks Corp.	2.250%	3/12/30	75	63
	Starbucks Corp.	2.550%	11/15/30	210	178
	Starbucks Corp.	3.000%	2/14/32	20	17
	Starbucks Corp.	4.500%	11/15/48	130	111
	Starbucks Corp.	4.450%	8/15/49	125	106
	Starbucks Corp.	3.500%	11/15/50	135	98
	TJX Cos. Inc.	2.250%	9/15/26	165	152
	Tractor Supply Co.	5.250%	5/15/33	85	83
	VF Corp.	2.400%	4/23/25	150	142
	VF Corp.	2.950%	4/23/30	85	71
					28,564
Consumer Staples (3.5%)
	Bunge Ltd. Finance Corp.	2.750%	5/14/31	165	138
	Campbell Soup Co.	3.950%	3/15/25	110	107
	Campbell Soup Co.	4.150%	3/15/28	115	109
	Coca-Cola Co.	1.750%	9/6/24	90	87
	Coca-Cola Co.	3.375%	3/25/27	115	110
	Coca-Cola Co.	1.450%	6/1/27	210	187
	Coca-Cola Co.	1.500%	3/5/28	145	127
	Coca-Cola Co.	1.000%	3/15/28	215	184
	Coca-Cola Co.	2.125%	9/6/29	190	166
	Coca-Cola Co.	3.450%	3/25/30	175	163
	Coca-Cola Co.	1.650%	6/1/30	75	62
	Coca-Cola Co.	2.000%	3/5/31	70	58
	Coca-Cola Co.	1.375%	3/15/31	190	150
	Coca-Cola Co.	2.250%	1/5/32	210	176
	Coca-Cola Co.	2.500%	6/1/40	115	83
	Coca-Cola Co.	2.875%	5/5/41	70	53
	Coca-Cola Co.	2.600%	6/1/50	203	135
	Coca-Cola Co.	3.000%	3/5/51	175	126
	Coca-Cola Co.	2.500%	3/15/51	255	165
	Coca-Cola Co.	2.750%	6/1/60	160	104
	Conagra Brands Inc.	4.600%	11/1/25	125	122
16

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Conagra Brands Inc.	1.375%	11/1/27	105	89
Conagra Brands Inc.	4.850%	11/1/28	125	122
Conagra Brands Inc.	5.300%	11/1/38	105	97
Conagra Brands Inc.	5.400%	11/1/48	130	118
Dollar General Corp.	4.250%	9/20/24	20	20
Dollar General Corp.	3.500%	4/3/30	125	111
Dollar General Corp.	5.450%	7/5/33	85	82
Dollar Tree Inc.	4.000%	5/15/25	135	131
Dollar Tree Inc.	4.200%	5/15/28	125	118
Dollar Tree Inc.	2.650%	12/1/31	90	73
General Mills Inc.	4.000%	4/17/25	110	107
General Mills Inc.	3.200%	2/10/27	20	19
General Mills Inc.	4.200%	4/17/28	125	120
General Mills Inc.	2.875%	4/15/30	135	118
General Mills Inc.	4.950%	3/29/33	150	146
Haleon UK Capital plc	3.125%	3/24/25	185	178
Haleon US Capital LLC	3.375%	3/24/27	250	235
Haleon US Capital LLC	3.375%	3/24/29	110	101
Haleon US Capital LLC	3.625%	3/24/32	250	222
Haleon US Capital LLC	4.000%	3/24/52	85	68
Hormel Foods Corp.	1.700%	6/3/28	110	95
Hormel Foods Corp.	1.800%	6/11/30	130	107
J M Smucker Co.	3.500%	3/15/25	110	107
JBS USA LUX SA	2.500%	1/15/27	95	85
JBS USA LUX SA	5.125%	2/1/28	135	131
JBS USA LUX SA	5.500%	1/15/30	220	213
JBS USA LUX SA	3.625%	1/15/32	40	33
JBS USA LUX SA	3.000%	5/15/32	130	101
JBS USA LUX SA	5.750%	4/1/33	265	254
JBS USA LUX SA	4.375%	2/2/52	85	60
JBS USA LUX SA	6.500%	12/1/52	165	157
Kellogg Co.	3.250%	4/1/26	130	124
Keurig Dr Pepper Inc.	4.597%	5/25/28	120	117
Keurig Dr Pepper Inc.	3.950%	4/15/29	90	85
Keurig Dr Pepper Inc.	3.200%	5/1/30	95	84
Keurig Dr Pepper Inc.	4.050%	4/15/32	120	110
Keurig Dr Pepper Inc.	3.800%	5/1/50	70	53
Keurig Dr Pepper Inc.	4.500%	4/15/52	175	149
Kimberly-Clark Corp.	3.100%	3/26/30	110	99
Kraft Heinz Foods Co.	3.000%	6/1/26	180	170
Kraft Heinz Foods Co.	3.875%	5/15/27	175	167
Kraft Heinz Foods Co.	6.875%	1/26/39	75	82
Kraft Heinz Foods Co.	5.000%	6/4/42	65	59
Kraft Heinz Foods Co.	5.200%	7/15/45	245	225
Kraft Heinz Foods Co.	4.375%	6/1/46	380	314
Kraft Heinz Foods Co.	4.875%	10/1/49	175	155
McCormick & Co. Inc.	3.400%	8/15/27	50	47
Mead Johnson Nutrition Co.	4.125%	11/15/25	161	157
Mondelez International Inc.	1.500%	5/4/25	150	140
Mondelez International Inc.	2.625%	3/17/27	50	46
Mondelez International Inc.	2.750%	4/13/30	32	28
Mondelez International Inc.	3.000%	3/17/32	115	98
Mondelez International Inc.	2.625%	9/4/50	140	87
PepsiCo Inc.	2.250%	3/19/25	170	163
PepsiCo Inc.	2.750%	4/30/25	100	96
17

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
PepsiCo Inc.	2.850%	2/24/26	75	71
PepsiCo Inc.	2.375%	10/6/26	80	75
PepsiCo Inc.	3.000%	10/15/27	150	141
PepsiCo Inc.	3.600%	2/18/28	140	134
PepsiCo Inc.	2.625%	7/29/29	155	139
PepsiCo Inc.	2.750%	3/19/30	150	133
PepsiCo Inc.	1.625%	5/1/30	90	74
PepsiCo Inc.	1.400%	2/25/31	45	36
PepsiCo Inc.	1.950%	10/21/31	175	143
PepsiCo Inc.	3.900%	7/18/32	130	123
PepsiCo Inc.	4.450%	2/15/33	65	65
PepsiCo Inc.	2.625%	10/21/41	160	116
PepsiCo Inc.	4.450%	4/14/46	90	84
PepsiCo Inc.	3.450%	10/6/46	90	71
PepsiCo Inc.	2.875%	10/15/49	135	96
PepsiCo Inc.	3.625%	3/19/50	110	88
PepsiCo Inc.	2.750%	10/21/51	170	115
Pilgrim's Pride Corp.	4.250%	4/15/31	120	104
Pilgrim's Pride Corp.	3.500%	3/1/32	130	105
Pilgrim's Pride Corp.	6.250%	7/1/33	145	144
Procter & Gamble Co.	0.550%	10/29/25	300	273
Procter & Gamble Co.	1.000%	4/23/26	100	91
Procter & Gamble Co.	2.450%	11/3/26	160	150
Procter & Gamble Co.	1.900%	2/1/27	80	73
Procter & Gamble Co.	2.850%	8/11/27	145	136
Procter & Gamble Co.	3.000%	3/25/30	150	137
Procter & Gamble Co.	1.200%	10/29/30	200	160
Procter & Gamble Co.	1.950%	4/23/31	130	109
Procter & Gamble Co.	2.300%	2/1/32	40	34
Sysco Corp.	3.750%	10/1/25	35	34
Sysco Corp.	3.300%	7/15/26	105	100
Sysco Corp.	3.250%	7/15/27	125	116
Sysco Corp.	5.950%	4/1/30	107	111
Sysco Corp.	6.600%	4/1/50	150	165
Sysco Corp.	3.150%	12/14/51	45	30
Target Corp.	2.250%	4/15/25	260	248
Target Corp.	2.500%	4/15/26	75	71
Target Corp.	1.950%	1/15/27	140	128
Target Corp.	3.375%	4/15/29	45	42
Target Corp.	2.350%	2/15/30	120	103
Target Corp.	4.500%	9/15/32	75	72
Target Corp.	4.000%	7/1/42	165	143
Target Corp.	2.950%	1/15/52	140	93
Target Corp.	4.800%	1/15/53	135	124
Tyson Foods Inc.	4.000%	3/1/26	150	145
Tyson Foods Inc.	3.550%	6/2/27	240	225
Tyson Foods Inc.	4.350%	3/1/29	85	80
Tyson Foods Inc.	4.550%	6/2/47	85	68
Tyson Foods Inc.	5.100%	9/28/48	145	126
Unilever Capital Corp.	2.900%	5/5/27	115	107
Unilever Capital Corp.	3.500%	3/22/28	45	43
Unilever Capital Corp.	2.125%	9/6/29	25	22
Unilever Capital Corp.	1.750%	8/12/31	90	72
Unilever Capital Corp.	5.900%	11/15/32	95	103
Walgreens Boots Alliance Inc.	3.800%	11/18/24	160	156
18

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	110	104
	Walgreens Boots Alliance Inc.	4.800%	11/18/44	105	82
	Walgreens Boots Alliance Inc.	4.100%	4/15/50	50	34
					15,252
Financials (43.1%)
[1]	Aegon NV	5.500%	4/11/48	185	174
	AerCap Ireland Capital DAC	1.650%	10/29/24	350	333
[1]	AerCap Ireland Capital DAC	1.750%	10/29/24	140	133
	AerCap Ireland Capital DAC	3.500%	1/15/25	100	97
	AerCap Ireland Capital DAC	6.500%	7/15/25	210	211
	AerCap Ireland Capital DAC	1.750%	1/30/26	105	95
	AerCap Ireland Capital DAC	2.450%	10/29/26	225	202
	AerCap Ireland Capital DAC	3.650%	7/21/27	180	166
	AerCap Ireland Capital DAC	5.750%	6/6/28	150	149
	AerCap Ireland Capital DAC	3.000%	10/29/28	350	303
	AerCap Ireland Capital DAC	3.300%	1/30/32	505	410
	AerCap Ireland Capital DAC	3.400%	10/29/33	265	210
	AerCap Ireland Capital DAC	3.850%	10/29/41	230	170
	Aflac Inc.	3.600%	4/1/30	115	104
[1]	Air Lease Corp.	2.300%	2/1/25	125	118
	Air Lease Corp.	3.375%	7/1/25	90	86
[1]	Air Lease Corp.	2.875%	1/15/26	215	201
[1]	Air Lease Corp.	3.750%	6/1/26	95	90
	Air Lease Corp.	1.875%	8/15/26	100	89
	Air Lease Corp.	2.200%	1/15/27	265	237
	Air Lease Corp.	3.125%	12/1/30	75	63
[1]	Air Lease Corp.	2.875%	1/15/32	10	8
	Allstate Corp.	5.250%	3/30/33	155	152
	Ally Financial Inc.	5.800%	5/1/25	90	89
	Ally Financial Inc.	4.750%	6/9/27	75	70
	Ally Financial Inc.	7.100%	11/15/27	30	30
	Ally Financial Inc.	2.200%	11/2/28	165	133
	Ally Financial Inc.	6.992%	6/13/29	85	85
[1]	Ally Financial Inc.	8.000%	11/1/31	238	246
	American Express Co.	3.000%	10/30/24	195	189
	American Express Co.	2.250%	3/4/25	210	200
	American Express Co.	3.950%	8/1/25	160	155
	American Express Co.	4.200%	11/6/25	65	63
	American Express Co.	4.900%	2/13/26	90	89
	American Express Co.	4.990%	5/1/26	110	108
	American Express Co.	3.125%	5/20/26	220	208
	American Express Co.	1.650%	11/4/26	135	120
	American Express Co.	2.550%	3/4/27	295	268
	American Express Co.	3.300%	5/3/27	347	323
	American Express Co.	5.389%	7/28/27	160	159
	American Express Co.	5.850%	11/5/27	240	245
	American Express Co.	4.050%	5/3/29	130	123
	American Express Co.	5.282%	7/27/29	115	114
	American Express Co.	4.989%	5/26/33	70	66
	American Express Co.	4.420%	8/3/33	50	46
	American Express Co.	5.043%	5/1/34	139	134
	American Express Co.	5.625%	7/28/34	55	54
	American Express Co.	4.050%	12/3/42	130	111
	American International Group Inc.	2.500%	6/30/25	114	108
	American International Group Inc.	3.900%	4/1/26	91	88
19

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American International Group Inc.	5.125%	3/27/33	85	82
	American International Group Inc.	4.800%	7/10/45	30	26
	American International Group Inc.	4.750%	4/1/48	225	198
[1]	American International Group Inc.	5.750%	4/1/48	45	43
	American International Group Inc.	4.375%	6/30/50	90	74
	Ameriprise Financial Inc.	5.150%	5/15/33	90	88
	Aon Corp.	3.750%	5/2/29	10	9
	Aon Corp.	2.800%	5/15/30	120	103
	Aon Corp.	5.350%	2/28/33	35	35
	Aon Corp.	3.900%	2/28/52	115	88
	Aon Global Ltd.	3.875%	12/15/25	194	188
	Arch Capital Group Ltd.	3.635%	6/30/50	130	94
	Arthur J Gallagher & Co.	3.500%	5/20/51	155	107
	Athene Holding Ltd.	4.125%	1/12/28	180	168
	Australia & New Zealand Banking Group Ltd.	5.375%	7/3/25	200	200
[1]	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	105	102
	Australia & New Zealand Banking Group Ltd.	5.088%	12/8/25	50	50
	AXA SA	8.600%	12/15/30	85	103
	Banco Bilbao Vizcaya Argentaria SA	1.125%	9/18/25	145	132
	Banco Bilbao Vizcaya Argentaria SA	5.862%	9/14/26	10	10
	Banco Bilbao Vizcaya Argentaria SA	6.138%	9/14/28	130	131
	Banco Santander SA	3.496%	3/24/25	200	193
	Banco Santander SA	2.746%	5/28/25	200	189
	Banco Santander SA	5.147%	8/18/25	225	221
	Banco Santander SA	5.179%	11/19/25	170	166
	Banco Santander SA	1.849%	3/25/26	115	104
	Banco Santander SA	4.250%	4/11/27	210	199
	Banco Santander SA	5.294%	8/18/27	390	382
	Banco Santander SA	1.722%	9/14/27	65	57
	Banco Santander SA	3.800%	2/23/28	115	105
	Banco Santander SA	4.175%	3/24/28	175	164
	Banco Santander SA	4.379%	4/12/28	65	61
	Banco Santander SA	3.306%	6/27/29	130	115
	Banco Santander SA	3.490%	5/28/30	150	130
	Banco Santander SA	2.749%	12/3/30	225	174
	Banco Santander SA	2.958%	3/25/31	120	99
	Banco Santander SA	3.225%	11/22/32	110	86
	Banco Santander SA	6.921%	8/8/33	200	200
[1]	Bank of America Corp.	4.000%	1/22/25	340	332
[1]	Bank of America Corp.	3.950%	4/21/25	270	262
[1]	Bank of America Corp.	3.875%	8/1/25	290	282
[1]	Bank of America Corp.	0.981%	9/25/25	285	270
[1]	Bank of America Corp.	3.093%	10/1/25	210	203
[1]	Bank of America Corp.	2.456%	10/22/25	275	264
[1]	Bank of America Corp.	1.530%	12/6/25	320	303
[1]	Bank of America Corp.	3.366%	1/23/26	284	274
[1]	Bank of America Corp.	2.015%	2/13/26	355	335
[1]	Bank of America Corp.	4.450%	3/3/26	290	282
[1]	Bank of America Corp.	3.384%	4/2/26	540	519
[1]	Bank of America Corp.	3.500%	4/19/26	275	262
[1]	Bank of America Corp.	1.319%	6/19/26	430	396
[1]	Bank of America Corp.	4.827%	7/22/26	280	275
[1]	Bank of America Corp.	4.250%	10/22/26	253	243
[1]	Bank of America Corp.	1.197%	10/24/26	355	322
	Bank of America Corp.	5.080%	1/20/27	305	301
20

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Bank of America Corp.	1.658%	3/11/27	230	208
[1]	Bank of America Corp.	3.559%	4/23/27	285	270
	Bank of America Corp.	1.734%	7/22/27	625	559
[1]	Bank of America Corp.	3.248%	10/21/27	255	238
[1]	Bank of America Corp.	4.183%	11/25/27	350	332
[1]	Bank of America Corp.	3.824%	1/20/28	260	245
[1]	Bank of America Corp.	2.551%	2/4/28	295	267
[1]	Bank of America Corp.	3.705%	4/24/28	235	220
	Bank of America Corp.	4.376%	4/27/28	260	249
[1]	Bank of America Corp.	3.593%	7/21/28	240	223
[1]	Bank of America Corp.	4.948%	7/22/28	300	294
	Bank of America Corp.	6.204%	11/10/28	175	179
[1]	Bank of America Corp.	3.419%	12/20/28	693	635
[1]	Bank of America Corp.	3.970%	3/5/29	285	266
	Bank of America Corp.	5.202%	4/25/29	400	394
[1]	Bank of America Corp.	2.087%	6/14/29	370	315
[1]	Bank of America Corp.	4.271%	7/23/29	398	375
[1]	Bank of America Corp.	3.974%	2/7/30	370	341
[1]	Bank of America Corp.	3.194%	7/23/30	300	263
[1]	Bank of America Corp.	2.884%	10/22/30	285	244
[1]	Bank of America Corp.	2.496%	2/13/31	400	332
[1]	Bank of America Corp.	2.592%	4/29/31	425	354
[1]	Bank of America Corp.	1.898%	7/23/31	325	256
[1]	Bank of America Corp.	1.922%	10/24/31	315	247
[1]	Bank of America Corp.	2.651%	3/11/32	235	193
	Bank of America Corp.	2.687%	4/22/32	540	441
	Bank of America Corp.	2.299%	7/21/32	410	323
	Bank of America Corp.	2.572%	10/20/32	415	333
[1]	Bank of America Corp.	2.972%	2/4/33	490	403
	Bank of America Corp.	4.571%	4/27/33	485	449
[1]	Bank of America Corp.	5.015%	7/22/33	565	543
	Bank of America Corp.	5.288%	4/25/34	560	547
	Bank of America Corp.	2.482%	9/21/36	325	247
	Bank of America Corp.	6.110%	1/29/37	185	191
	Bank of America Corp.	3.846%	3/8/37	225	191
[1]	Bank of America Corp.	4.244%	4/24/38	255	222
	Bank of America Corp.	7.750%	5/14/38	295	345
[1]	Bank of America Corp.	4.078%	4/23/40	215	181
[1]	Bank of America Corp.	2.676%	6/19/41	585	403
[1]	Bank of America Corp.	5.875%	2/7/42	170	176
	Bank of America Corp.	3.311%	4/22/42	390	292
[1]	Bank of America Corp.	5.000%	1/21/44	265	252
[1]	Bank of America Corp.	4.443%	1/20/48	235	200
[1]	Bank of America Corp.	3.946%	1/23/49	90	71
[1]	Bank of America Corp.	4.330%	3/15/50	375	317
[1]	Bank of America Corp.	4.083%	3/20/51	575	462
[1]	Bank of America Corp.	2.831%	10/24/51	130	83
[1]	Bank of America Corp.	3.483%	3/13/52	110	80
	Bank of America Corp.	2.972%	7/21/52	280	185
	Bank of America NA	5.650%	8/18/25	250	251
	Bank of America NA	5.526%	8/18/26	250	251
[1]	Bank of America NA	6.000%	10/15/36	160	168
[1]	Bank of Montreal	4.250%	9/14/24	35	34
	Bank of Montreal	5.200%	12/12/24	105	104
[1]	Bank of Montreal	1.500%	1/10/25	115	109
21

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Bank of Montreal	1.850%	5/1/25	155	146
[1]	Bank of Montreal	3.700%	6/7/25	175	169
	Bank of Montreal	5.300%	6/5/26	85	85
[1]	Bank of Montreal	1.250%	9/15/26	215	190
[1]	Bank of Montreal	0.949%	1/22/27	165	148
[1]	Bank of Montreal	2.650%	3/8/27	215	196
[1]	Bank of Montreal	4.700%	9/14/27	125	122
	Bank of Montreal	5.203%	2/1/28	125	124
[1]	Bank of Montreal	3.803%	12/15/32	110	97
	Bank of Montreal	3.088%	1/10/37	145	112
[1]	Bank of New York Mellon Corp.	2.100%	10/24/24	170	164
[1]	Bank of New York Mellon Corp.	3.000%	2/24/25	120	116
[1]	Bank of New York Mellon Corp.	1.600%	4/24/25	145	136
[1]	Bank of New York Mellon Corp.	3.350%	4/25/25	105	101
[1]	Bank of New York Mellon Corp.	2.800%	5/4/26	110	103
	Bank of New York Mellon Corp.	4.414%	7/24/26	90	88
[1]	Bank of New York Mellon Corp.	2.450%	8/17/26	10	9
[1]	Bank of New York Mellon Corp.	2.050%	1/26/27	100	90
	Bank of New York Mellon Corp.	4.947%	4/26/27	145	143
[1]	Bank of New York Mellon Corp.	3.250%	5/16/27	145	136
[1]	Bank of New York Mellon Corp.	3.400%	1/29/28	35	33
[1]	Bank of New York Mellon Corp.	3.442%	2/7/28	210	198
[1]	Bank of New York Mellon Corp.	3.850%	4/28/28	165	157
[1]	Bank of New York Mellon Corp.	5.802%	10/25/28	70	71
	Bank of New York Mellon Corp.	4.543%	2/1/29	80	78
[1]	Bank of New York Mellon Corp.	3.300%	8/23/29	100	89
[1]	Bank of New York Mellon Corp.	4.289%	6/13/33	148	136
[1]	Bank of New York Mellon Corp.	5.834%	10/25/33	170	174
	Bank of New York Mellon Corp.	4.706%	2/1/34	80	75
[1]	Bank of New York Mellon Corp.	4.967%	4/26/34	110	106
	Bank of Nova Scotia	5.250%	12/6/24	135	134
	Bank of Nova Scotia	1.450%	1/10/25	220	208
	Bank of Nova Scotia	2.200%	2/3/25	205	195
[1]	Bank of Nova Scotia	3.450%	4/11/25	160	155
	Bank of Nova Scotia	1.300%	6/11/25	100	93
	Bank of Nova Scotia	5.450%	6/12/25	185	184
	Bank of Nova Scotia	4.500%	12/16/25	185	179
	Bank of Nova Scotia	4.750%	2/2/26	30	29
	Bank of Nova Scotia	1.050%	3/2/26	165	148
	Bank of Nova Scotia	1.350%	6/24/26	105	94
	Bank of Nova Scotia	2.700%	8/3/26	90	84
	Bank of Nova Scotia	1.300%	9/15/26	170	151
	Bank of Nova Scotia	1.950%	2/2/27	60	54
	Bank of Nova Scotia	5.250%	6/12/28	110	109
	Bank of Nova Scotia	4.850%	2/1/30	140	135
	Bank of Nova Scotia	2.450%	2/2/32	90	73
	Bank of Nova Scotia	4.588%	5/4/37	150	129
	Barclays plc	4.375%	9/11/24	265	259
	Barclays plc	3.650%	3/16/25	220	212
	Barclays plc	4.375%	1/12/26	245	236
[1]	Barclays plc	2.852%	5/7/26	100	95
	Barclays plc	5.200%	5/12/26	254	247
	Barclays plc	5.304%	8/9/26	200	197
	Barclays plc	7.325%	11/2/26	120	123
	Barclays plc	5.829%	5/9/27	225	223
22

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Barclays plc	2.279%	11/24/27	255	227
	Barclays plc	4.337%	1/10/28	250	236
	Barclays plc	4.836%	5/9/28	225	208
	Barclays plc	5.501%	8/9/28	175	171
	Barclays plc	7.385%	11/2/28	170	177
[1]	Barclays plc	4.972%	5/16/29	215	204
[1]	Barclays plc	5.088%	6/20/30	155	142
	Barclays plc	2.645%	6/24/31	105	84
	Barclays plc	2.667%	3/10/32	85	66
	Barclays plc	2.894%	11/24/32	195	152
	Barclays plc	5.746%	8/9/33	125	120
	Barclays plc	7.437%	11/2/33	255	273
	Barclays plc	6.224%	5/9/34	225	222
	Barclays plc	7.119%	6/27/34	175	175
	Barclays plc	3.564%	9/23/35	165	131
	Barclays plc	3.811%	3/10/42	100	70
	Barclays plc	3.330%	11/24/42	105	72
	Barclays plc	5.250%	8/17/45	190	170
	Barclays plc	4.950%	1/10/47	195	168
	BlackRock Inc.	3.250%	4/30/29	135	125
	BlackRock Inc.	2.400%	4/30/30	118	101
	BlackRock Inc.	1.900%	1/28/31	85	69
	BlackRock Inc.	2.100%	2/25/32	100	80
	BlackRock Inc.	4.750%	5/25/33	115	112
[1]	BNP Paribas SA	4.250%	10/15/24	200	196
	Brighthouse Financial Inc.	3.700%	6/22/27	80	74
	Brighthouse Financial Inc.	4.700%	6/22/47	128	95
	Canadian Imperial Bank of Commerce	2.250%	1/28/25	112	107
	Canadian Imperial Bank of Commerce	3.300%	4/7/25	135	130
	Canadian Imperial Bank of Commerce	5.144%	4/28/25	90	89
	Canadian Imperial Bank of Commerce	3.945%	8/4/25	260	252
	Canadian Imperial Bank of Commerce	3.450%	4/7/27	130	121
	Canadian Imperial Bank of Commerce	5.001%	4/28/28	110	108
	Canadian Imperial Bank of Commerce	3.600%	4/7/32	90	80
	Capital One Financial Corp.	3.300%	10/30/24	255	248
	Capital One Financial Corp.	3.200%	2/5/25	110	106
	Capital One Financial Corp.	4.250%	4/30/25	10	10
	Capital One Financial Corp.	4.200%	10/29/25	195	187
	Capital One Financial Corp.	2.636%	3/3/26	130	123
	Capital One Financial Corp.	4.985%	7/24/26	45	44
	Capital One Financial Corp.	3.750%	7/28/26	175	164
	Capital One Financial Corp.	3.750%	3/9/27	200	186
	Capital One Financial Corp.	3.650%	5/11/27	160	149
	Capital One Financial Corp.	1.878%	11/2/27	575	504
	Capital One Financial Corp.	3.800%	1/31/28	285	262
	Capital One Financial Corp.	4.927%	5/10/28	90	87
	Capital One Financial Corp.	5.468%	2/1/29	115	111
	Capital One Financial Corp.	6.312%	6/8/29	90	90
	Capital One Financial Corp.	3.273%	3/1/30	140	120
	Capital One Financial Corp.	2.359%	7/29/32	100	71
	Capital One Financial Corp.	5.268%	5/10/33	150	139
	Capital One Financial Corp.	5.817%	2/1/34	150	142
	Capital One Financial Corp.	6.377%	6/8/34	250	247
	Charles Schwab Corp.	3.850%	5/21/25	80	78
	Charles Schwab Corp.	0.900%	3/11/26	90	80
23

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Charles Schwab Corp.	1.150%	5/13/26	200	178
	Charles Schwab Corp.	2.450%	3/3/27	165	149
	Charles Schwab Corp.	2.000%	3/20/28	160	138
	Charles Schwab Corp.	1.650%	3/11/31	125	96
	Charles Schwab Corp.	2.300%	5/13/31	90	72
	Charles Schwab Corp.	1.950%	12/1/31	210	161
	Charles Schwab Corp.	2.900%	3/3/32	130	107
	Charles Schwab Corp.	5.853%	5/19/34	100	100
	Charles Schwab Corp.	6.136%	8/24/34	120	122
	Chubb Corp.	6.000%	5/11/37	110	117
	Chubb INA Holdings Inc.	3.150%	3/15/25	105	102
	Chubb INA Holdings Inc.	3.350%	5/3/26	250	239
	Chubb INA Holdings Inc.	1.375%	9/15/30	170	134
	Chubb INA Holdings Inc.	4.350%	11/3/45	140	122
	Chubb INA Holdings Inc.	3.050%	12/15/61	100	65
	CI Financial Corp.	3.200%	12/17/30	130	100
	CI Financial Corp.	4.100%	6/15/51	95	57
	Citigroup Inc.	3.875%	3/26/25	100	97
	Citigroup Inc.	3.300%	4/27/25	210	203
	Citigroup Inc.	4.400%	6/10/25	300	293
	Citigroup Inc.	5.500%	9/13/25	175	174
	Citigroup Inc.	3.700%	1/12/26	250	240
	Citigroup Inc.	2.014%	1/25/26	300	284
	Citigroup Inc.	4.600%	3/9/26	165	161
	Citigroup Inc.	3.290%	3/17/26	100	96
[1]	Citigroup Inc.	3.106%	4/8/26	440	421
	Citigroup Inc.	3.400%	5/1/26	275	260
	Citigroup Inc.	5.610%	9/29/26	250	249
	Citigroup Inc.	3.200%	10/21/26	450	420
	Citigroup Inc.	4.300%	11/20/26	100	96
	Citigroup Inc.	1.122%	1/28/27	295	264
	Citigroup Inc.	1.462%	6/9/27	410	365
	Citigroup Inc.	4.450%	9/29/27	435	416
[1]	Citigroup Inc.	3.887%	1/10/28	330	312
[1]	Citigroup Inc.	3.070%	2/24/28	250	230
	Citigroup Inc.	4.658%	5/24/28	225	219
[1]	Citigroup Inc.	3.668%	7/24/28	360	335
	Citigroup Inc.	4.125%	7/25/28	210	196
[1]	Citigroup Inc.	3.520%	10/27/28	310	286
[1]	Citigroup Inc.	4.075%	4/23/29	250	234
[1]	Citigroup Inc.	3.980%	3/20/30	340	313
[1]	Citigroup Inc.	2.976%	11/5/30	225	193
[1]	Citigroup Inc.	2.666%	1/29/31	305	255
[1]	Citigroup Inc.	4.412%	3/31/31	435	404
[1]	Citigroup Inc.	2.572%	6/3/31	375	310
	Citigroup Inc.	2.561%	5/1/32	285	229
	Citigroup Inc.	6.625%	6/15/32	110	115
	Citigroup Inc.	2.520%	11/3/32	300	238
	Citigroup Inc.	3.057%	1/25/33	330	272
	Citigroup Inc.	3.785%	3/17/33	305	265
	Citigroup Inc.	4.910%	5/24/33	255	243
	Citigroup Inc.	6.270%	11/17/33	350	365
	Citigroup Inc.	6.174%	5/25/34	400	399
[1]	Citigroup Inc.	3.878%	1/24/39	146	120
	Citigroup Inc.	8.125%	7/15/39	237	295
24

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Citigroup Inc.	5.316%	3/26/41	150	142
	Citigroup Inc.	5.875%	1/30/42	145	147
	Citigroup Inc.	2.904%	11/3/42	155	107
	Citigroup Inc.	6.675%	9/13/43	125	131
	Citigroup Inc.	5.300%	5/6/44	90	82
	Citigroup Inc.	4.650%	7/30/45	95	82
	Citigroup Inc.	4.750%	5/18/46	260	217
[1]	Citigroup Inc.	4.281%	4/24/48	100	84
	Citigroup Inc.	4.650%	7/23/48	360	312
[1]	Citizens Bank NA	2.250%	4/28/25	40	37
	Citizens Financial Group Inc.	3.250%	4/30/30	125	105
	CME Group Inc.	3.000%	3/15/25	65	63
	CME Group Inc.	2.650%	3/15/32	70	59
	CME Group Inc.	5.300%	9/15/43	38	38
	Commonwealth Bank of Australia	5.079%	1/10/25	40	40
	Cooperatieve Rabobank UA	1.375%	1/10/25	75	71
[1]	Cooperatieve Rabobank UA	3.375%	5/21/25	180	174
	Cooperatieve Rabobank UA	4.375%	8/4/25	65	63
[1]	Cooperatieve Rabobank UA	3.750%	7/21/26	195	183
[1]	Cooperatieve Rabobank UA	5.250%	5/24/41	155	158
	Cooperatieve Rabobank UA	5.750%	12/1/43	175	171
	Cooperatieve Rabobank UA	5.250%	8/4/45	140	128
[1]	Credit Suisse AG	3.625%	9/9/24	415	404
[1]	Credit Suisse AG	3.700%	2/21/25	500	482
	Credit Suisse AG	1.250%	8/7/26	40	35
	Credit Suisse AG	5.000%	7/9/27	250	244
	Credit Suisse AG	7.500%	2/15/28	295	315
[1]	Deutsche Bank AG	3.961%	11/26/25	120	116
	Deutsche Bank AG	1.686%	3/19/26	120	109
	Deutsche Bank AG	6.119%	7/14/26	100	99
	Deutsche Bank AG	2.129%	11/24/26	215	195
	Deutsche Bank AG	7.146%	7/13/27	150	152
	Deutsche Bank AG	2.311%	11/16/27	271	238
	Deutsche Bank AG	2.552%	1/7/28	40	35
	Deutsche Bank AG	6.720%	1/18/29	210	212
[1]	Deutsche Bank AG	3.547%	9/18/31	185	155
	Deutsche Bank AG	3.729%	1/14/32	110	85
	Deutsche Bank AG	3.035%	5/28/32	150	119
	Deutsche Bank AG	4.875%	12/1/32	160	140
	Deutsche Bank AG	3.742%	1/7/33	140	105
	Deutsche Bank AG	7.079%	2/10/34	205	195
	Discover Bank	2.450%	9/12/24	105	101
[1]	Discover Bank	3.450%	7/27/26	145	133
[1]	Discover Bank	4.650%	9/13/28	100	92
	Discover Financial Services	4.100%	2/9/27	115	107
	Discover Financial Services	6.700%	11/29/32	90	90
	Equitable Holdings Inc.	4.350%	4/20/28	227	215
	Equitable Holdings Inc.	5.000%	4/20/48	156	131
	Everest Reinsurance Holdings Inc.	3.500%	10/15/50	110	75
	Everest Reinsurance Holdings Inc.	3.125%	10/15/52	165	105
	Fairfax Financial Holdings Ltd.	5.625%	8/16/32	75	72
	Fifth Third Bancorp	2.375%	1/28/25	375	357
	Fifth Third Bancorp	2.550%	5/5/27	125	112
	Fifth Third Bancorp	6.361%	10/27/28	115	116
	Fifth Third Bancorp	6.339%	7/27/29	115	116
25

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fifth Third Bancorp	4.772%	7/28/30	110	103
	Fifth Third Bancorp	8.250%	3/1/38	95	107
[1]	Fifth Third Bank NA	3.950%	7/28/25	40	39
[1]	Fifth Third Bank NA	3.850%	3/15/26	135	126
	Franklin Resources Inc.	1.600%	10/30/30	130	102
	Global Payments Inc.	2.650%	2/15/25	92	88
	Global Payments Inc.	1.200%	3/1/26	120	107
	Global Payments Inc.	4.800%	4/1/26	115	112
	Global Payments Inc.	2.150%	1/15/27	70	62
	Global Payments Inc.	3.200%	8/15/29	150	131
	Global Payments Inc.	2.900%	5/15/30	155	131
	Global Payments Inc.	2.900%	11/15/31	120	98
	Global Payments Inc.	5.400%	8/15/32	150	147
	Global Payments Inc.	4.150%	8/15/49	135	99
	Global Payments Inc.	5.950%	8/15/52	35	33
	Goldman Sachs Capital I	6.345%	2/15/34	140	141
	Goldman Sachs Group Inc.	5.700%	11/1/24	250	250
	Goldman Sachs Group Inc.	3.500%	1/23/25	293	284
	Goldman Sachs Group Inc.	3.500%	4/1/25	414	400
	Goldman Sachs Group Inc.	3.750%	5/22/25	230	222
[1]	Goldman Sachs Group Inc.	3.272%	9/29/25	260	252
	Goldman Sachs Group Inc.	4.250%	10/21/25	125	121
	Goldman Sachs Group Inc.	0.855%	2/12/26	260	241
	Goldman Sachs Group Inc.	3.750%	2/25/26	275	264
	Goldman Sachs Group Inc.	5.798%	8/10/26	270	269
	Goldman Sachs Group Inc.	3.500%	11/16/26	377	354
[1]	Goldman Sachs Group Inc.	1.093%	12/9/26	365	328
	Goldman Sachs Group Inc.	5.950%	1/15/27	115	116
	Goldman Sachs Group Inc.	3.850%	1/26/27	325	308
	Goldman Sachs Group Inc.	1.431%	3/9/27	315	282
	Goldman Sachs Group Inc.	1.542%	9/10/27	305	269
	Goldman Sachs Group Inc.	1.948%	10/21/27	460	409
	Goldman Sachs Group Inc.	2.640%	2/24/28	375	339
	Goldman Sachs Group Inc.	3.615%	3/15/28	390	365
[1]	Goldman Sachs Group Inc.	3.691%	6/5/28	390	365
	Goldman Sachs Group Inc.	4.482%	8/23/28	250	241
[1]	Goldman Sachs Group Inc.	3.814%	4/23/29	390	361
[1]	Goldman Sachs Group Inc.	4.223%	5/1/29	443	417
	Goldman Sachs Group Inc.	2.600%	2/7/30	265	224
	Goldman Sachs Group Inc.	3.800%	3/15/30	300	273
	Goldman Sachs Group Inc.	1.992%	1/27/32	260	202
	Goldman Sachs Group Inc.	2.615%	4/22/32	370	300
	Goldman Sachs Group Inc.	2.383%	7/21/32	480	379
	Goldman Sachs Group Inc.	2.650%	10/21/32	370	297
	Goldman Sachs Group Inc.	6.125%	2/15/33	260	276
	Goldman Sachs Group Inc.	3.102%	2/24/33	465	387
	Goldman Sachs Group Inc.	6.750%	10/1/37	655	694
[1]	Goldman Sachs Group Inc.	4.017%	10/31/38	155	129
[1]	Goldman Sachs Group Inc.	4.411%	4/23/39	85	73
	Goldman Sachs Group Inc.	6.250%	2/1/41	405	428
	Goldman Sachs Group Inc.	3.210%	4/22/42	275	198
	Goldman Sachs Group Inc.	2.908%	7/21/42	215	149
	Goldman Sachs Group Inc.	3.436%	2/24/43	50	37
[1]	Goldman Sachs Group Inc.	4.800%	7/8/44	215	192
	Goldman Sachs Group Inc.	5.150%	5/22/45	265	244
26

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	4.750%	10/21/45	190	171
	Hartford Financial Services Group Inc.	3.600%	8/19/49	120	88
	HSBC Holdings plc	4.250%	8/18/25	140	135
[1]	HSBC Holdings plc	2.633%	11/7/25	215	206
	HSBC Holdings plc	4.180%	12/9/25	300	292
	HSBC Holdings plc	4.300%	3/8/26	380	367
	HSBC Holdings plc	2.999%	3/10/26	275	262
[1]	HSBC Holdings plc	1.645%	4/18/26	185	172
	HSBC Holdings plc	3.900%	5/25/26	150	143
[1]	HSBC Holdings plc	2.099%	6/4/26	260	242
[1]	HSBC Holdings plc	4.292%	9/12/26	145	140
	HSBC Holdings plc	7.336%	11/3/26	125	129
	HSBC Holdings plc	4.375%	11/23/26	145	138
	HSBC Holdings plc	1.589%	5/24/27	380	338
	HSBC Holdings plc	5.887%	8/14/27	275	274
	HSBC Holdings plc	2.251%	11/22/27	340	303
[1]	HSBC Holdings plc	4.041%	3/13/28	295	277
	HSBC Holdings plc	4.755%	6/9/28	255	245
	HSBC Holdings plc	5.210%	8/11/28	240	234
[1]	HSBC Holdings plc	2.013%	9/22/28	125	107
	HSBC Holdings plc	7.390%	11/3/28	190	200
	HSBC Holdings plc	6.161%	3/9/29	255	257
[1]	HSBC Holdings plc	4.583%	6/19/29	365	345
	HSBC Holdings plc	2.206%	8/17/29	230	193
	HSBC Holdings plc	4.950%	3/31/30	335	322
[1]	HSBC Holdings plc	3.973%	5/22/30	335	302
[1]	HSBC Holdings plc	2.848%	6/4/31	220	181
[1]	HSBC Holdings plc	2.357%	8/18/31	130	103
	HSBC Holdings plc	2.804%	5/24/32	280	224
	HSBC Holdings plc	2.871%	11/22/32	135	107
	HSBC Holdings plc	4.762%	3/29/33	265	235
	HSBC Holdings plc	5.402%	8/11/33	245	234
	HSBC Holdings plc	8.113%	11/3/33	255	277
	HSBC Holdings plc	6.254%	3/9/34	505	510
	HSBC Holdings plc	6.547%	6/20/34	225	220
	HSBC Holdings plc	6.500%	5/2/36	65	66
	HSBC Holdings plc	6.500%	9/15/37	200	204
[1]	HSBC Holdings plc	6.500%	9/15/37	135	132
	HSBC Holdings plc	6.800%	6/1/38	100	103
	HSBC Holdings plc	6.100%	1/14/42	135	141
	HSBC Holdings plc	6.332%	3/9/44	325	327
	HSBC Holdings plc	5.250%	3/14/44	252	221
	HSBC USA Inc.	5.625%	3/17/25	50	50
	Huntington Bancshares Inc.	4.443%	8/4/28	90	85
	Huntington Bancshares Inc.	6.208%	8/21/29	120	121
	Huntington Bancshares Inc.	2.550%	2/4/30	115	94
	Huntington National Bank	5.699%	11/18/25	40	39
	Huntington National Bank	4.552%	5/17/28	125	118
	Huntington National Bank	5.650%	1/10/30	100	98
	ING Groep NV	3.869%	3/28/26	50	48
	ING Groep NV	3.950%	3/29/27	260	247
	ING Groep NV	1.726%	4/1/27	185	166
	ING Groep NV	4.017%	3/28/28	125	118
	ING Groep NV	4.550%	10/2/28	70	67
	ING Groep NV	4.050%	4/9/29	70	65
27

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ING Groep NV	2.727%	4/1/32	85	69
	ING Groep NV	4.252%	3/28/33	170	153
	Intercontinental Exchange Inc.	3.650%	5/23/25	145	141
	Intercontinental Exchange Inc.	3.750%	12/1/25	130	125
	Intercontinental Exchange Inc.	4.000%	9/15/27	160	153
	Intercontinental Exchange Inc.	4.350%	6/15/29	85	81
	Intercontinental Exchange Inc.	2.100%	6/15/30	235	194
	Intercontinental Exchange Inc.	1.850%	9/15/32	325	247
	Intercontinental Exchange Inc.	4.600%	3/15/33	160	153
	Intercontinental Exchange Inc.	2.650%	9/15/40	130	91
	Intercontinental Exchange Inc.	4.250%	9/21/48	200	168
	Intercontinental Exchange Inc.	3.000%	6/15/50	140	93
	Intercontinental Exchange Inc.	4.950%	6/15/52	185	172
	Intercontinental Exchange Inc.	3.000%	9/15/60	205	127
	Intercontinental Exchange Inc.	5.200%	6/15/62	90	86
	JPMorgan Chase & Co.	3.875%	9/10/24	315	309
	JPMorgan Chase & Co.	3.125%	1/23/25	310	300
	JPMorgan Chase & Co.	3.900%	7/15/25	380	369
[1]	JPMorgan Chase & Co.	2.301%	10/15/25	205	197
	JPMorgan Chase & Co.	1.561%	12/10/25	345	326
	JPMorgan Chase & Co.	5.546%	12/15/25	340	339
	JPMorgan Chase & Co.	2.595%	2/24/26	120	115
[1]	JPMorgan Chase & Co.	2.005%	3/13/26	230	217
	JPMorgan Chase & Co.	3.300%	4/1/26	365	347
[1]	JPMorgan Chase & Co.	2.083%	4/22/26	470	442
	JPMorgan Chase & Co.	4.080%	4/26/26	290	283
	JPMorgan Chase & Co.	3.200%	6/15/26	185	175
	JPMorgan Chase & Co.	2.950%	10/1/26	300	280
	JPMorgan Chase & Co.	1.045%	11/19/26	375	338
	JPMorgan Chase & Co.	4.125%	12/15/26	215	207
[1]	JPMorgan Chase & Co.	3.960%	1/29/27	320	308
	JPMorgan Chase & Co.	1.040%	2/4/27	180	161
	JPMorgan Chase & Co.	1.578%	4/22/27	450	404
	JPMorgan Chase & Co.	1.470%	9/22/27	225	199
	JPMorgan Chase & Co.	4.250%	10/1/27	170	164
	JPMorgan Chase & Co.	3.625%	12/1/27	170	160
[1]	JPMorgan Chase & Co.	3.782%	2/1/28	390	368
	JPMorgan Chase & Co.	2.947%	2/24/28	100	92
	JPMorgan Chase & Co.	4.323%	4/26/28	320	308
[1]	JPMorgan Chase & Co.	3.540%	5/1/28	355	331
[1]	JPMorgan Chase & Co.	2.182%	6/1/28	250	222
	JPMorgan Chase & Co.	4.851%	7/25/28	400	392
[1]	JPMorgan Chase & Co.	3.509%	1/23/29	355	327
[1]	JPMorgan Chase & Co.	4.005%	4/23/29	265	248
	JPMorgan Chase & Co.	2.069%	6/1/29	315	270
[1]	JPMorgan Chase & Co.	4.203%	7/23/29	265	250
	JPMorgan Chase & Co.	5.299%	7/24/29	200	199
[1]	JPMorgan Chase & Co.	4.452%	12/5/29	355	338
[1]	JPMorgan Chase & Co.	3.702%	5/6/30	310	283
	JPMorgan Chase & Co.	4.565%	6/14/30	190	181
[1]	JPMorgan Chase & Co.	2.739%	10/15/30	400	343
[1]	JPMorgan Chase & Co.	4.493%	3/24/31	395	375
[1]	JPMorgan Chase & Co.	2.522%	4/22/31	310	260
[1]	JPMorgan Chase & Co.	2.956%	5/13/31	375	318
	JPMorgan Chase & Co.	1.764%	11/19/31	230	180
28

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	1.953%	2/4/32	360	284
	JPMorgan Chase & Co.	2.580%	4/22/32	440	360
	JPMorgan Chase & Co.	2.545%	11/8/32	315	254
	JPMorgan Chase & Co.	2.963%	1/25/33	380	315
	JPMorgan Chase & Co.	4.586%	4/26/33	245	229
	JPMorgan Chase & Co.	4.912%	7/25/33	690	663
	JPMorgan Chase & Co.	5.717%	9/14/33	360	360
	JPMorgan Chase & Co.	5.350%	6/1/34	450	445
	JPMorgan Chase & Co.	6.400%	5/15/38	262	288
[1]	JPMorgan Chase & Co.	3.882%	7/24/38	285	240
	JPMorgan Chase & Co.	5.500%	10/15/40	125	126
[1]	JPMorgan Chase & Co.	3.109%	4/22/41	225	166
	JPMorgan Chase & Co.	5.600%	7/15/41	245	248
	JPMorgan Chase & Co.	2.525%	11/19/41	245	165
	JPMorgan Chase & Co.	5.400%	1/6/42	175	175
	JPMorgan Chase & Co.	3.157%	4/22/42	185	135
	JPMorgan Chase & Co.	5.625%	8/16/43	190	189
	JPMorgan Chase & Co.	4.850%	2/1/44	135	127
	JPMorgan Chase & Co.	4.950%	6/1/45	225	206
[1]	JPMorgan Chase & Co.	4.260%	2/22/48	170	142
[1]	JPMorgan Chase & Co.	4.032%	7/24/48	200	161
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	455	360
[1]	JPMorgan Chase & Co.	3.897%	1/23/49	200	157
[1]	JPMorgan Chase & Co.	3.109%	4/22/51	207	140
	JPMorgan Chase & Co.	3.328%	4/22/52	510	358
[1]	KeyBank NA	3.300%	6/1/25	120	112
[1]	KeyBank NA	4.150%	8/8/25	250	236
[1]	KeyBank NA	4.900%	8/8/32	75	62
	KeyBank NA	5.000%	1/26/33	100	87
[1]	KeyCorp	2.250%	4/6/27	80	69
[1]	KeyCorp	4.100%	4/30/28	95	85
[1]	KeyCorp	2.550%	10/1/29	80	63
[1]	KeyCorp	4.789%	6/1/33	130	112
	Lloyds Banking Group plc	4.500%	11/4/24	65	64
	Lloyds Banking Group plc	4.450%	5/8/25	180	176
	Lloyds Banking Group plc	4.582%	12/10/25	40	38
[1]	Lloyds Banking Group plc	2.438%	2/5/26	260	247
	Lloyds Banking Group plc	3.511%	3/18/26	165	159
	Lloyds Banking Group plc	4.650%	3/24/26	215	207
	Lloyds Banking Group plc	4.716%	8/11/26	235	230
	Lloyds Banking Group plc	3.750%	1/11/27	175	164
	Lloyds Banking Group plc	1.627%	5/11/27	240	214
	Lloyds Banking Group plc	3.750%	3/18/28	40	37
	Lloyds Banking Group plc	4.375%	3/22/28	140	133
	Lloyds Banking Group plc	4.550%	8/16/28	120	114
[1]	Lloyds Banking Group plc	3.574%	11/7/28	225	204
	Lloyds Banking Group plc	5.871%	3/6/29	200	199
	Lloyds Banking Group plc	4.976%	8/11/33	100	92
	Lloyds Banking Group plc	7.953%	11/15/33	145	155
	Lloyds Banking Group plc	5.300%	12/1/45	60	53
	Lloyds Banking Group plc	3.369%	12/14/46	175	114
	Lloyds Banking Group plc	4.344%	1/9/48	180	134
	M&T Bank Corp.	5.053%	1/27/34	100	91
[1]	Manufacturers & Traders Trust Co.	2.900%	2/6/25	135	128
	Manufacturers & Traders Trust Co.	4.650%	1/27/26	290	277
29

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Manufacturers & Traders Trust Co.	4.700%	1/27/28	150	140
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	155	150
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	175	144
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	85	78
	Mastercard Inc.	2.000%	3/3/25	10	10
	Mastercard Inc.	2.950%	11/21/26	90	85
	Mastercard Inc.	3.300%	3/26/27	215	204
	Mastercard Inc.	4.875%	3/9/28	170	171
	Mastercard Inc.	2.950%	6/1/29	96	87
	Mastercard Inc.	3.350%	3/26/30	165	152
	Mastercard Inc.	2.000%	11/18/31	110	89
	Mastercard Inc.	3.650%	6/1/49	195	156
	Mastercard Inc.	3.850%	3/26/50	125	104
	MetLife Inc.	4.550%	3/23/30	215	209
	MetLife Inc.	5.375%	7/15/33	85	85
	MetLife Inc.	6.375%	6/15/34	55	59
	MetLife Inc.	5.700%	6/15/35	165	169
[1]	MetLife Inc.	6.400%	12/15/36	95	95
	MetLife Inc.	5.875%	2/6/41	90	93
	MetLife Inc.	4.125%	8/13/42	75	62
	MetLife Inc.	4.875%	11/13/43	105	96
	MetLife Inc.	4.050%	3/1/45	120	98
	MetLife Inc.	4.600%	5/13/46	80	70
	MetLife Inc.	5.000%	7/15/52	115	105
	MetLife Inc.	5.250%	1/15/54	75	71
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	315	299
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	198	192
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	195	180
	Mitsubishi UFJ Financial Group Inc.	5.063%	9/12/25	230	228
	Mitsubishi UFJ Financial Group Inc.	0.962%	10/11/25	150	141
	Mitsubishi UFJ Financial Group Inc.	5.719%	2/20/26	170	170
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	225	216
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	75	69
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	145	138
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	355	316
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	80	74
	Mitsubishi UFJ Financial Group Inc.	1.640%	10/13/27	140	124
	Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/28	360	323
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	120	114
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	200	196
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	145	138
	Mitsubishi UFJ Financial Group Inc.	5.354%	9/13/28	50	50
	Mitsubishi UFJ Financial Group Inc.	5.422%	2/22/29	250	249
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	235	217
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	235	208
	Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	140	118
	Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	200	161
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	155	123
	Mitsubishi UFJ Financial Group Inc.	2.494%	10/13/32	35	28
	Mitsubishi UFJ Financial Group Inc.	2.852%	1/19/33	175	143
	Mitsubishi UFJ Financial Group Inc.	5.133%	7/20/33	110	107
	Mitsubishi UFJ Financial Group Inc.	5.472%	9/13/33	100	99
	Mitsubishi UFJ Financial Group Inc.	5.441%	2/22/34	70	69
	Mitsubishi UFJ Financial Group Inc.	5.406%	4/19/34	200	197
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	170	140
30

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Mizuho Financial Group Inc.	2.226%	5/25/26	180	168
	Mizuho Financial Group Inc.	1.234%	5/22/27	215	190
	Mizuho Financial Group Inc.	1.554%	7/9/27	130	115
	Mizuho Financial Group Inc.	3.170%	9/11/27	135	124
	Mizuho Financial Group Inc.	4.018%	3/5/28	225	212
	Mizuho Financial Group Inc.	5.667%	5/27/29	10	10
	Mizuho Financial Group Inc.	5.778%	7/6/29	200	200
[1]	Mizuho Financial Group Inc.	4.254%	9/11/29	350	327
[1]	Mizuho Financial Group Inc.	3.153%	7/16/30	100	86
[1]	Mizuho Financial Group Inc.	2.201%	7/10/31	160	127
[1]	Mizuho Financial Group Inc.	1.979%	9/8/31	75	58
	Mizuho Financial Group Inc.	2.564%	9/13/31	110	86
	Mizuho Financial Group Inc.	5.669%	9/13/33	25	25
	Mizuho Financial Group Inc.	5.748%	7/6/34	200	198
[1]	Morgan Stanley	3.700%	10/23/24	345	338
[1]	Morgan Stanley	4.000%	7/23/25	305	296
[1]	Morgan Stanley	0.864%	10/21/25	150	141
[1]	Morgan Stanley	1.164%	10/21/25	335	316
	Morgan Stanley	5.000%	11/24/25	210	207
[1]	Morgan Stanley	3.875%	1/27/26	335	322
[1]	Morgan Stanley	2.630%	2/18/26	255	243
[1]	Morgan Stanley	2.188%	4/28/26	375	354
	Morgan Stanley	4.679%	7/17/26	185	181
[1]	Morgan Stanley	3.125%	7/27/26	420	393
[1]	Morgan Stanley	4.350%	9/8/26	305	294
	Morgan Stanley	6.138%	10/16/26	200	201
	Morgan Stanley	0.985%	12/10/26	345	309
	Morgan Stanley	3.625%	1/20/27	341	322
	Morgan Stanley	5.050%	1/28/27	205	203
	Morgan Stanley	3.950%	4/23/27	335	316
	Morgan Stanley	1.593%	5/4/27	440	394
[1]	Morgan Stanley	1.512%	7/20/27	300	266
	Morgan Stanley	2.475%	1/21/28	135	122
	Morgan Stanley	4.210%	4/20/28	305	291
[1]	Morgan Stanley	3.591%	7/22/28	415	384
	Morgan Stanley	6.296%	10/18/28	185	190
[1]	Morgan Stanley	3.772%	1/24/29	450	417
	Morgan Stanley	5.123%	2/1/29	205	201
[1]	Morgan Stanley	5.164%	4/20/29	270	265
	Morgan Stanley	5.449%	7/20/29	300	298
[1]	Morgan Stanley	4.431%	1/23/30	400	380
[1]	Morgan Stanley	2.699%	1/22/31	350	295
[1]	Morgan Stanley	3.622%	4/1/31	280	249
[1]	Morgan Stanley	1.794%	2/13/32	360	277
	Morgan Stanley	7.250%	4/1/32	190	216
[1]	Morgan Stanley	1.928%	4/28/32	200	154
[1]	Morgan Stanley	2.239%	7/21/32	390	306
[1]	Morgan Stanley	2.511%	10/20/32	265	211
	Morgan Stanley	2.943%	1/21/33	320	262
	Morgan Stanley	4.889%	7/20/33	225	213
	Morgan Stanley	6.342%	10/18/33	390	409
[1]	Morgan Stanley	5.250%	4/21/34	605	587
[1]	Morgan Stanley	5.424%	7/21/34	100	98
	Morgan Stanley	2.484%	9/16/36	510	384
	Morgan Stanley	5.297%	4/20/37	200	186
31

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Morgan Stanley	5.948%	1/19/38	155	151
[1]	Morgan Stanley	3.971%	7/22/38	225	188
[1]	Morgan Stanley	4.457%	4/22/39	115	101
	Morgan Stanley	3.217%	4/22/42	255	188
	Morgan Stanley	6.375%	7/24/42	250	273
	Morgan Stanley	4.300%	1/27/45	335	285
	Morgan Stanley	4.375%	1/22/47	270	231
[1]	Morgan Stanley	5.597%	3/24/51	280	281
[1]	Morgan Stanley	2.802%	1/25/52	280	177
	Morgan Stanley Bank NA	5.479%	7/16/25	50	50
[1]	Morgan Stanley Bank NA	4.754%	4/21/26	95	94
	Nasdaq Inc.	5.350%	6/28/28	115	115
	Nasdaq Inc.	5.550%	2/15/34	155	154
	Nasdaq Inc.	5.950%	8/15/53	85	84
	Nasdaq Inc.	6.100%	6/28/63	85	84
	National Australia Bank Ltd.	5.132%	11/22/24	90	90
	National Australia Bank Ltd.	3.500%	6/9/25	95	92
	National Australia Bank Ltd.	3.375%	1/14/26	110	105
[1]	National Australia Bank Ltd.	2.500%	7/12/26	85	79
	National Australia Bank Ltd.	3.905%	6/9/27	40	38
	National Australia Bank Ltd.	4.944%	1/12/28	400	397
	National Bank of Canada	5.250%	1/17/25	60	60
	NatWest Group plc	4.800%	4/5/26	285	278
	NatWest Group plc	7.472%	11/10/26	70	72
	NatWest Group plc	1.642%	6/14/27	100	89
[1]	NatWest Group plc	3.073%	5/22/28	215	194
	NatWest Group plc	5.516%	9/30/28	25	25
[1]	NatWest Group plc	4.892%	5/18/29	250	238
	NatWest Group plc	5.808%	9/13/29	200	198
[1]	NatWest Group plc	3.754%	11/1/29	95	90
[1]	NatWest Group plc	5.076%	1/27/30	290	276
[1]	NatWest Group plc	4.445%	5/8/30	175	161
	NatWest Group plc	6.016%	3/2/34	100	99
[1]	NatWest Group plc	3.032%	11/28/35	80	62
	Nomura Holdings Inc.	2.648%	1/16/25	85	81
	Nomura Holdings Inc.	5.099%	7/3/25	75	74
	Nomura Holdings Inc.	1.851%	7/16/25	195	180
	Nomura Holdings Inc.	1.653%	7/14/26	185	164
	Nomura Holdings Inc.	2.329%	1/22/27	200	177
	Nomura Holdings Inc.	2.172%	7/14/28	150	126
	Nomura Holdings Inc.	3.103%	1/16/30	115	97
	Nomura Holdings Inc.	2.679%	7/16/30	85	69
	Nomura Holdings Inc.	2.608%	7/14/31	130	102
	Nomura Holdings Inc.	2.999%	1/22/32	65	52
	Nomura Holdings Inc.	6.181%	1/18/33	135	137
	Northern Trust Corp.	3.950%	10/30/25	115	111
	Northern Trust Corp.	4.000%	5/10/27	135	130
	Northern Trust Corp.	1.950%	5/1/30	120	99
	Northern Trust Corp.	6.125%	11/2/32	100	102
	PayPal Holdings Inc.	2.400%	10/1/24	190	184
	PayPal Holdings Inc.	1.650%	6/1/25	85	80
	PayPal Holdings Inc.	2.650%	10/1/26	135	126
	PayPal Holdings Inc.	2.850%	10/1/29	135	119
	PayPal Holdings Inc.	2.300%	6/1/30	140	118
	PayPal Holdings Inc.	4.400%	6/1/32	115	110
32

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PayPal Holdings Inc.	3.250%	6/1/50	175	124
	PayPal Holdings Inc.	5.050%	6/1/52	95	92
[1]	PNC Bank NA	2.950%	2/23/25	130	125
[1]	PNC Bank NA	3.100%	10/25/27	60	55
[1]	PNC Bank NA	4.050%	7/26/28	205	189
[1]	PNC Bank NA	2.700%	10/22/29	50	42
	PNC Financial Services Group Inc.	5.671%	10/28/25	115	114
	PNC Financial Services Group Inc.	5.812%	6/12/26	110	110
	PNC Financial Services Group Inc.	2.600%	7/23/26	175	163
	PNC Financial Services Group Inc.	4.758%	1/26/27	140	137
	PNC Financial Services Group Inc.	3.150%	5/19/27	111	103
	PNC Financial Services Group Inc.	5.354%	12/2/28	110	108
	PNC Financial Services Group Inc.	3.450%	4/23/29	345	311
	PNC Financial Services Group Inc.	5.582%	6/12/29	360	357
	PNC Financial Services Group Inc.	2.550%	1/22/30	185	155
	PNC Financial Services Group Inc.	2.307%	4/23/32	50	40
	PNC Financial Services Group Inc.	4.626%	6/6/33	85	77
	PNC Financial Services Group Inc.	6.037%	10/28/33	185	188
	PNC Financial Services Group Inc.	5.068%	1/24/34	170	161
	PNC Financial Services Group Inc.	5.939%	8/18/34	100	101
	Progressive Corp.	4.125%	4/15/47	210	174
[1]	Prudential Financial Inc.	5.700%	12/14/36	200	204
[1]	Prudential Financial Inc.	5.375%	5/15/45	90	88
[1]	Prudential Financial Inc.	4.500%	9/15/47	50	45
	Prudential Financial Inc.	3.905%	12/7/47	150	117
[1]	Prudential Financial Inc.	5.700%	9/15/48	130	123
	Prudential Financial Inc.	3.935%	12/7/49	120	92
[1]	Prudential Financial Inc.	4.350%	2/25/50	115	96
[1]	Prudential Financial Inc.	3.700%	10/1/50	15	13
[1]	Prudential Financial Inc.	3.700%	3/13/51	120	89
	Prudential Financial Inc.	5.125%	3/1/52	220	197
	Prudential Financial Inc.	6.000%	9/1/52	100	96
	Prudential Funding Asia plc	3.125%	4/14/30	140	123
	Raymond James Financial Inc.	4.950%	7/15/46	110	96
	Raymond James Financial Inc.	3.750%	4/1/51	140	102
	Regions Financial Corp.	2.250%	5/18/25	115	107
	RenaissanceRe Holdings Ltd.	5.750%	6/5/33	50	49
[1]	Royal Bank of Canada	0.750%	10/7/24	155	147
[1]	Royal Bank of Canada	5.660%	10/25/24	145	145
[1]	Royal Bank of Canada	2.250%	11/1/24	245	236
[1]	Royal Bank of Canada	1.600%	1/21/25	110	104
	Royal Bank of Canada	3.375%	4/14/25	215	208
[1]	Royal Bank of Canada	4.950%	4/25/25	155	153
[1]	Royal Bank of Canada	1.150%	6/10/25	200	185
[1]	Royal Bank of Canada	4.875%	1/12/26	155	153
[1]	Royal Bank of Canada	0.875%	1/20/26	190	171
[1]	Royal Bank of Canada	4.650%	1/27/26	95	93
	Royal Bank of Canada	1.200%	4/27/26	150	134
[1]	Royal Bank of Canada	1.150%	7/14/26	135	120
[1]	Royal Bank of Canada	1.400%	11/2/26	139	123
	Royal Bank of Canada	3.625%	5/4/27	205	193
[1]	Royal Bank of Canada	4.240%	8/3/27	210	202
[1]	Royal Bank of Canada	6.000%	11/1/27	165	169
[1]	Royal Bank of Canada	4.900%	1/12/28	105	103
[1]	Royal Bank of Canada	5.200%	8/1/28	50	50
33

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Royal Bank of Canada	2.300%	11/3/31	130	104
	Royal Bank of Canada	3.875%	5/4/32	95	86
[1]	Royal Bank of Canada	5.000%	2/1/33	290	281
[1]	Royal Bank of Canada	5.000%	5/2/33	110	106
	Santander Holdings USA Inc.	3.450%	6/2/25	140	134
	Santander Holdings USA Inc.	4.500%	7/17/25	110	107
	Santander Holdings USA Inc.	3.244%	10/5/26	115	105
	Santander Holdings USA Inc.	4.400%	7/13/27	140	133
	Santander Holdings USA Inc.	2.490%	1/6/28	170	149
	Santander Holdings USA Inc.	6.499%	3/9/29	120	119
[1]	Santander UK Group Holdings plc	1.532%	8/21/26	115	104
	Santander UK Group Holdings plc	6.833%	11/21/26	200	202
	Santander UK Group Holdings plc	1.673%	6/14/27	170	150
	Santander UK Group Holdings plc	2.469%	1/11/28	160	141
[1]	Santander UK Group Holdings plc	3.823%	11/3/28	195	176
	Santander UK Group Holdings plc	6.534%	1/10/29	80	81
	State Street Corp.	3.300%	12/16/24	100	97
	State Street Corp.	3.550%	8/18/25	135	130
[1]	State Street Corp.	2.354%	11/1/25	85	82
	State Street Corp.	5.104%	5/18/26	125	124
	State Street Corp.	2.650%	5/19/26	75	71
	State Street Corp.	5.272%	8/3/26	115	115
	State Street Corp.	2.400%	1/24/30	190	162
	State Street Corp.	2.200%	3/3/31	140	111
	State Street Corp.	4.164%	8/4/33	95	86
	State Street Corp.	4.821%	1/26/34	75	71
	State Street Corp.	5.159%	5/18/34	85	82
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	100	97
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	130	124
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	230	213
	Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	135	121
	Sumitomo Mitsui Financial Group Inc.	5.464%	1/13/26	200	199
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	155	148
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	260	240
	Sumitomo Mitsui Financial Group Inc.	1.402%	9/17/26	515	456
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	220	204
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	60	56
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	125	116
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	150	138
	Sumitomo Mitsui Financial Group Inc.	5.520%	1/13/28	150	150
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	160	148
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	60	56
	Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	220	185
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	355	310
	Sumitomo Mitsui Financial Group Inc.	5.710%	1/13/30	100	100
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	100	85
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	240	193
	Sumitomo Mitsui Financial Group Inc.	2.142%	9/23/30	145	115
	Sumitomo Mitsui Financial Group Inc.	2.222%	9/17/31	101	80
	Sumitomo Mitsui Financial Group Inc.	5.766%	1/13/33	200	202
	Sumitomo Mitsui Financial Group Inc.	2.930%	9/17/41	55	38
	Sumitomo Mitsui Financial Group Inc.	6.184%	7/13/43	200	201
[1]	Synchrony Bank	5.400%	8/22/25	250	242
	Synchrony Financial	4.875%	6/13/25	10	10
	Synchrony Financial	4.500%	7/23/25	82	78
34

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Synchrony Financial	3.950%	12/1/27	75	67
	Synchrony Financial	2.875%	10/28/31	70	52
[1]	Toronto-Dominion Bank	0.700%	9/10/24	20	19
[1]	Toronto-Dominion Bank	4.285%	9/13/24	145	143
[1]	Toronto-Dominion Bank	1.450%	1/10/25	225	213
	Toronto-Dominion Bank	3.766%	6/6/25	185	180
[1]	Toronto-Dominion Bank	1.150%	6/12/25	90	83
[1]	Toronto-Dominion Bank	0.750%	9/11/25	160	146
[1]	Toronto-Dominion Bank	0.750%	1/6/26	230	207
	Toronto-Dominion Bank	5.103%	1/9/26	140	139
[1]	Toronto-Dominion Bank	1.200%	6/3/26	180	160
[1]	Toronto-Dominion Bank	5.532%	7/17/26	140	140
[1]	Toronto-Dominion Bank	1.250%	9/10/26	160	142
[1]	Toronto-Dominion Bank	1.950%	1/12/27	140	126
[1]	Toronto-Dominion Bank	2.800%	3/10/27	160	147
	Toronto-Dominion Bank	4.108%	6/8/27	190	181
[1]	Toronto-Dominion Bank	4.693%	9/15/27	190	185
	Toronto-Dominion Bank	5.156%	1/10/28	105	104
[1]	Toronto-Dominion Bank	5.523%	7/17/28	150	151
[1]	Toronto-Dominion Bank	2.000%	9/10/31	130	103
[1]	Toronto-Dominion Bank	3.625%	9/15/31	130	121
[1]	Toronto-Dominion Bank	3.200%	3/10/32	265	225
	Toronto-Dominion Bank	4.456%	6/8/32	190	177
[1]	Travelers Cos. Inc.	6.250%	6/15/37	120	131
	Travelers Cos. Inc.	5.350%	11/1/40	40	40
	Travelers Cos. Inc.	3.050%	6/8/51	75	52
[1]	Truist Bank	2.150%	12/6/24	155	148
[1]	Truist Bank	1.500%	3/10/25	180	168
[1]	Truist Bank	3.625%	9/16/25	155	147
[1]	Truist Bank	3.300%	5/15/26	170	158
[1]	Truist Bank	3.800%	10/30/26	115	106
[1]	Truist Bank	2.636%	9/17/29	10	9
[1]	Truist Bank	2.250%	3/11/30	145	115
[1]	Truist Financial Corp.	2.850%	10/26/24	150	145
	Truist Financial Corp.	4.000%	5/1/25	20	19
[1]	Truist Financial Corp.	3.700%	6/5/25	95	92
[1]	Truist Financial Corp.	1.200%	8/5/25	135	124
[1]	Truist Financial Corp.	4.260%	7/28/26	120	116
[1]	Truist Financial Corp.	5.900%	10/28/26	60	60
[1]	Truist Financial Corp.	1.267%	3/2/27	135	120
[1]	Truist Financial Corp.	6.047%	6/8/27	130	130
[1]	Truist Financial Corp.	1.125%	8/3/27	10	8
[1]	Truist Financial Corp.	4.123%	6/6/28	60	57
[1]	Truist Financial Corp.	4.873%	1/26/29	160	153
[1]	Truist Financial Corp.	1.887%	6/7/29	120	100
[1]	Truist Financial Corp.	1.950%	6/5/30	50	40
[1]	Truist Financial Corp.	4.916%	7/28/33	90	80
[1]	Truist Financial Corp.	6.123%	10/28/33	360	362
[1]	Truist Financial Corp.	5.122%	1/26/34	105	98
[1]	Truist Financial Corp.	5.867%	6/8/34	130	129
	UBS Group AG	3.750%	3/26/25	265	256
	UBS Group AG	4.550%	4/17/26	265	256
	UBS Group AG	4.875%	5/15/45	210	187
[1]	US Bancorp	3.600%	9/11/24	100	98
	US Bancorp	1.450%	5/12/25	100	94
35

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	US Bancorp	3.950%	11/17/25	225	218
[1]	US Bancorp	3.100%	4/27/26	170	159
[1]	US Bancorp	2.375%	7/22/26	105	97
	US Bancorp	5.727%	10/21/26	25	25
[1]	US Bancorp	3.150%	4/27/27	170	157
[1]	US Bancorp	2.215%	1/27/28	120	107
[1]	US Bancorp	3.900%	4/26/28	90	84
[1]	US Bancorp	4.548%	7/22/28	150	143
	US Bancorp	4.653%	2/1/29	95	91
	US Bancorp	5.775%	6/12/29	150	150
[1]	US Bancorp	3.000%	7/30/29	110	94
[1]	US Bancorp	1.375%	7/22/30	133	101
[1]	US Bancorp	2.677%	1/27/33	95	75
[1]	US Bancorp	4.967%	7/22/33	150	137
	US Bancorp	5.850%	10/21/33	500	498
	US Bancorp	4.839%	2/1/34	75	70
	US Bancorp	5.836%	6/12/34	150	150
	US Bancorp	2.491%	11/3/36	130	96
[1]	US Bank NA	2.050%	1/21/25	165	157
[1]	US Bank NA	2.800%	1/27/25	105	101
	Visa Inc.	3.150%	12/14/25	370	355
	Visa Inc.	1.900%	4/15/27	230	208
	Visa Inc.	2.750%	9/15/27	190	176
	Visa Inc.	2.050%	4/15/30	185	157
	Visa Inc.	1.100%	2/15/31	135	105
	Visa Inc.	4.150%	12/14/35	295	278
	Visa Inc.	2.700%	4/15/40	50	37
	Visa Inc.	4.300%	12/14/45	390	353
	Visa Inc.	3.650%	9/15/47	175	143
	Visa Inc.	2.000%	8/15/50	140	83
	Wachovia Corp.	5.500%	8/1/35	125	121
[1]	Wells Fargo & Co.	3.300%	9/9/24	245	239
[1]	Wells Fargo & Co.	3.000%	2/19/25	85	82
[1]	Wells Fargo & Co.	3.550%	9/29/25	770	739
[1]	Wells Fargo & Co.	2.406%	10/30/25	400	384
[1]	Wells Fargo & Co.	2.164%	2/11/26	420	397
	Wells Fargo & Co.	3.000%	4/22/26	390	365
[1]	Wells Fargo & Co.	3.908%	4/25/26	150	145
[1]	Wells Fargo & Co.	2.188%	4/30/26	185	174
[1]	Wells Fargo & Co.	4.100%	6/3/26	155	149
[1]	Wells Fargo & Co.	4.540%	8/15/26	150	146
	Wells Fargo & Co.	3.000%	10/23/26	210	194
[1]	Wells Fargo & Co.	3.196%	6/17/27	350	327
[1]	Wells Fargo & Co.	4.300%	7/22/27	300	287
[1]	Wells Fargo & Co.	3.526%	3/24/28	620	577
[1]	Wells Fargo & Co.	3.584%	5/22/28	130	121
[1]	Wells Fargo & Co.	2.393%	6/2/28	600	534
[1]	Wells Fargo & Co.	4.808%	7/25/28	360	349
[1]	Wells Fargo & Co.	4.150%	1/24/29	195	184
[1]	Wells Fargo & Co.	5.574%	7/25/29	500	498
[1]	Wells Fargo & Co.	2.879%	10/30/30	450	385
[1]	Wells Fargo & Co.	2.572%	2/11/31	335	280
[1]	Wells Fargo & Co.	4.478%	4/4/31	325	304
[1]	Wells Fargo & Co.	3.350%	3/2/33	420	354
[1]	Wells Fargo & Co.	4.897%	7/25/33	445	419
36

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Wells Fargo & Co.	5.389%	4/24/34	620	604
[1]	Wells Fargo & Co.	5.557%	7/25/34	510	503
[1]	Wells Fargo & Co.	3.068%	4/30/41	480	344
	Wells Fargo & Co.	5.375%	11/2/43	255	235
	Wells Fargo & Co.	5.606%	1/15/44	220	207
[1]	Wells Fargo & Co.	4.650%	11/4/44	180	149
	Wells Fargo & Co.	3.900%	5/1/45	250	196
[1]	Wells Fargo & Co.	4.900%	11/17/45	250	214
[1]	Wells Fargo & Co.	4.400%	6/14/46	210	166
[1]	Wells Fargo & Co.	4.750%	12/7/46	240	199
[1]	Wells Fargo & Co.	5.013%	4/4/51	655	591
[1]	Wells Fargo & Co.	4.611%	4/25/53	420	355
[1]	Wells Fargo Bank NA	5.550%	8/1/25	250	250
[1]	Wells Fargo Bank NA	5.450%	8/7/26	250	251
[1]	Wells Fargo Bank NA	5.850%	2/1/37	115	115
[1]	Wells Fargo Bank NA	6.600%	1/15/38	145	153
	Westpac Banking Corp.	5.350%	10/18/24	110	110
	Westpac Banking Corp.	1.019%	11/18/24	145	137
	Westpac Banking Corp.	2.350%	2/19/25	90	86
	Westpac Banking Corp.	2.850%	5/13/26	205	193
	Westpac Banking Corp.	1.150%	6/3/26	150	135
	Westpac Banking Corp.	2.700%	8/19/26	80	75
	Westpac Banking Corp.	3.350%	3/8/27	135	127
	Westpac Banking Corp.	4.043%	8/26/27	50	49
	Westpac Banking Corp.	5.457%	11/18/27	315	320
	Westpac Banking Corp.	3.400%	1/25/28	50	47
	Westpac Banking Corp.	1.953%	11/20/28	280	240
	Westpac Banking Corp.	2.650%	1/16/30	95	83
[1]	Westpac Banking Corp.	2.894%	2/4/30	200	189
	Westpac Banking Corp.	2.150%	6/3/31	80	66
[1]	Westpac Banking Corp.	4.322%	11/23/31	255	238
	Westpac Banking Corp.	5.405%	8/10/33	100	94
	Westpac Banking Corp.	4.110%	7/24/34	125	110
	Westpac Banking Corp.	2.668%	11/15/35	200	154
	Westpac Banking Corp.	3.020%	11/18/36	155	118
	Westpac Banking Corp.	4.421%	7/24/39	120	97
	Westpac Banking Corp.	2.963%	11/16/40	90	58
	Westpac Banking Corp.	3.133%	11/18/41	100	65
	Willis North America Inc.	4.650%	6/15/27	175	170
	Willis North America Inc.	5.350%	5/15/33	50	48
					184,362
Health Care (15.1%)
	Abbott Laboratories	2.950%	3/15/25	190	184
	Abbott Laboratories	3.750%	11/30/26	190	184
[3]	Abbott Laboratories	4.750%	11/30/36	135	134
	Abbott Laboratories	4.900%	11/30/46	370	360
	AbbVie Inc.	2.600%	11/21/24	530	512
	AbbVie Inc.	3.800%	3/15/25	340	331
	AbbVie Inc.	3.600%	5/14/25	487	472
	AbbVie Inc.	3.200%	5/14/26	190	181
	AbbVie Inc.	2.950%	11/21/26	460	430
	AbbVie Inc.	4.250%	11/14/28	180	174
	AbbVie Inc.	3.200%	11/21/29	570	514
	AbbVie Inc.	4.550%	3/15/35	255	241
	AbbVie Inc.	4.500%	5/14/35	325	306
37

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
AbbVie Inc.	4.300%	5/14/36	230	211
AbbVie Inc.	4.050%	11/21/39	345	296
AbbVie Inc.	4.400%	11/6/42	310	271
AbbVie Inc.	4.850%	6/15/44	160	146
AbbVie Inc.	4.750%	3/15/45	140	126
AbbVie Inc.	4.700%	5/14/45	380	341
AbbVie Inc.	4.450%	5/14/46	225	195
AbbVie Inc.	4.875%	11/14/48	155	143
AbbVie Inc.	4.250%	11/21/49	690	581
Aetna Inc.	3.500%	11/15/24	100	97
Aetna Inc.	6.625%	6/15/36	100	107
Aetna Inc.	3.875%	8/15/47	150	112
Agilent Technologies Inc.	2.300%	3/12/31	150	123
Amgen Inc.	5.250%	3/2/25	175	174
Amgen Inc.	3.125%	5/1/25	110	106
Amgen Inc.	2.600%	8/19/26	185	172
Amgen Inc.	2.200%	2/21/27	285	259
Amgen Inc.	3.200%	11/2/27	195	181
Amgen Inc.	5.150%	3/2/28	475	474
Amgen Inc.	1.650%	8/15/28	100	85
Amgen Inc.	3.000%	2/22/29	105	95
Amgen Inc.	4.050%	8/18/29	105	99
Amgen Inc.	2.450%	2/21/30	145	123
Amgen Inc.	5.250%	3/2/30	325	325
Amgen Inc.	2.300%	2/25/31	150	124
Amgen Inc.	2.000%	1/15/32	115	90
Amgen Inc.	3.350%	2/22/32	95	83
Amgen Inc.	4.200%	3/1/33	50	46
Amgen Inc.	5.250%	3/2/33	565	562
Amgen Inc.	3.150%	2/21/40	200	149
Amgen Inc.	2.800%	8/15/41	130	90
Amgen Inc.	5.600%	3/2/43	370	363
Amgen Inc.	4.400%	5/1/45	345	290
Amgen Inc.	4.563%	6/15/48	195	166
Amgen Inc.	3.375%	2/21/50	175	123
Amgen Inc.	4.663%	6/15/51	360	309
Amgen Inc.	3.000%	1/15/52	170	110
Amgen Inc.	4.200%	2/22/52	150	119
Amgen Inc.	4.875%	3/1/53	20	18
Amgen Inc.	5.650%	3/2/53	585	580
Amgen Inc.	2.770%	9/1/53	250	150
Amgen Inc.	4.400%	2/22/62	40	32
Amgen Inc.	5.750%	3/2/63	395	390
AstraZeneca Finance LLC	1.200%	5/28/26	130	117
AstraZeneca Finance LLC	4.875%	3/3/28	120	120
AstraZeneca Finance LLC	1.750%	5/28/28	145	126
AstraZeneca Finance LLC	2.250%	5/28/31	70	58
AstraZeneca plc	3.375%	11/16/25	230	221
AstraZeneca plc	0.700%	4/8/26	125	112
AstraZeneca plc	3.125%	6/12/27	125	117
AstraZeneca plc	4.000%	1/17/29	145	139
AstraZeneca plc	1.375%	8/6/30	110	87
AstraZeneca plc	6.450%	9/15/37	330	371
AstraZeneca plc	4.000%	9/18/42	145	125
AstraZeneca plc	4.375%	11/16/45	100	89
38

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AstraZeneca plc	4.375%	8/17/48	107	96
	AstraZeneca plc	3.000%	5/28/51	160	113
	Baxalta Inc.	4.000%	6/23/25	205	199
	Baxter International Inc.	1.322%	11/29/24	135	128
	Baxter International Inc.	2.600%	8/15/26	116	107
	Baxter International Inc.	1.915%	2/1/27	165	147
	Baxter International Inc.	2.272%	12/1/28	140	120
	Baxter International Inc.	2.539%	2/1/32	270	217
	Baxter International Inc.	3.132%	12/1/51	55	35
	Becton Dickinson & Co.	3.734%	12/15/24	100	98
	Becton Dickinson & Co.	3.700%	6/6/27	189	179
	Becton Dickinson & Co.	4.693%	2/13/28	35	34
	Becton Dickinson & Co.	2.823%	5/20/30	150	130
	Becton Dickinson & Co.	1.957%	2/11/31	185	149
	Becton Dickinson & Co.	4.685%	12/15/44	55	49
	Becton Dickinson & Co.	4.669%	6/6/47	190	168
	Biogen Inc.	4.050%	9/15/25	55	53
	Biogen Inc.	2.250%	5/1/30	520	428
	Biogen Inc.	3.150%	5/1/50	140	91
	Bio-Rad Laboratories Inc.	3.700%	3/15/32	125	109
	Boston Scientific Corp.	2.650%	6/1/30	235	202
	Bristol-Myers Squibb Co.	0.750%	11/13/25	145	132
	Bristol-Myers Squibb Co.	3.200%	6/15/26	247	235
	Bristol-Myers Squibb Co.	1.125%	11/13/27	110	95
	Bristol-Myers Squibb Co.	3.900%	2/20/28	125	120
	Bristol-Myers Squibb Co.	3.400%	7/26/29	257	238
	Bristol-Myers Squibb Co.	1.450%	11/13/30	110	87
	Bristol-Myers Squibb Co.	2.950%	3/15/32	130	113
	Bristol-Myers Squibb Co.	4.125%	6/15/39	235	207
	Bristol-Myers Squibb Co.	2.350%	11/13/40	70	47
	Bristol-Myers Squibb Co.	3.550%	3/15/42	240	191
	Bristol-Myers Squibb Co.	4.350%	11/15/47	160	138
	Bristol-Myers Squibb Co.	4.550%	2/20/48	177	157
	Bristol-Myers Squibb Co.	4.250%	10/26/49	425	359
	Bristol-Myers Squibb Co.	2.550%	11/13/50	175	107
	Bristol-Myers Squibb Co.	3.700%	3/15/52	230	177
	Bristol-Myers Squibb Co.	3.900%	3/15/62	175	133
	Cardinal Health Inc.	3.410%	6/15/27	50	47
	Cencora Inc.	3.450%	12/15/27	160	150
	Cencora Inc.	2.700%	3/15/31	120	101
	Centene Corp.	4.250%	12/15/27	55	51
	Centene Corp.	2.450%	7/15/28	215	184
	Centene Corp.	4.625%	12/15/29	250	230
	Centene Corp.	3.375%	2/15/30	620	530
	Centene Corp.	3.000%	10/15/30	60	50
	Centene Corp.	2.500%	3/1/31	25	20
	Centene Corp.	2.625%	8/1/31	545	433
[1]	Cigna Group	3.250%	4/15/25	155	149
	Cigna Group	4.125%	11/15/25	190	185
[1]	Cigna Group	4.500%	2/25/26	237	232
[1]	Cigna Group	3.400%	3/1/27	75	70
	Cigna Group	4.375%	10/15/28	405	390
	Cigna Group	2.400%	3/15/30	231	194
	Cigna Group	2.375%	3/15/31	195	160
	Cigna Group	5.400%	3/15/33	70	70
39

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cigna Group	4.800%	8/15/38	235	216
	Cigna Group	3.200%	3/15/40	90	67
[1]	Cigna Group	4.800%	7/15/46	150	133
[1]	Cigna Group	3.875%	10/15/47	185	141
	Cigna Group	4.900%	12/15/48	325	289
	Cigna Group	3.400%	3/15/50	225	157
	Cigna Group	3.400%	3/15/51	165	115
	CVS Health Corp.	4.100%	3/25/25	125	122
	CVS Health Corp.	3.875%	7/20/25	310	301
	CVS Health Corp.	5.000%	2/20/26	110	109
	CVS Health Corp.	2.875%	6/1/26	232	217
	CVS Health Corp.	3.000%	8/15/26	175	164
	CVS Health Corp.	3.625%	4/1/27	180	170
	CVS Health Corp.	1.300%	8/21/27	185	159
	CVS Health Corp.	4.300%	3/25/28	385	370
	CVS Health Corp.	5.000%	1/30/29	115	113
	CVS Health Corp.	3.250%	8/15/29	300	268
	CVS Health Corp.	5.125%	2/21/30	100	98
	CVS Health Corp.	3.750%	4/1/30	230	209
	CVS Health Corp.	1.750%	8/21/30	190	151
	CVS Health Corp.	5.250%	1/30/31	85	84
	CVS Health Corp.	1.875%	2/28/31	170	133
	CVS Health Corp.	2.125%	9/15/31	85	67
	CVS Health Corp.	5.250%	2/21/33	500	489
	CVS Health Corp.	5.300%	6/1/33	140	137
	CVS Health Corp.	4.780%	3/25/38	590	529
	CVS Health Corp.	4.125%	4/1/40	125	102
	CVS Health Corp.	2.700%	8/21/40	160	107
	CVS Health Corp.	5.300%	12/5/43	60	55
	CVS Health Corp.	5.125%	7/20/45	345	307
	CVS Health Corp.	5.050%	3/25/48	980	861
	CVS Health Corp.	4.250%	4/1/50	165	130
	CVS Health Corp.	5.625%	2/21/53	65	62
	CVS Health Corp.	5.875%	6/1/53	35	34
	CVS Health Corp.	6.000%	6/1/63	85	83
	Danaher Corp.	2.600%	10/1/50	145	93
	Danaher Corp.	2.800%	12/10/51	20	13
	DENTSPLY SIRONA Inc.	3.250%	6/1/30	90	77
	DH Europe Finance II Sarl	2.600%	11/15/29	145	128
	DH Europe Finance II Sarl	3.250%	11/15/39	160	127
	DH Europe Finance II Sarl	3.400%	11/15/49	115	86
	Elevance Health Inc.	3.350%	12/1/24	105	102
	Elevance Health Inc.	2.375%	1/15/25	180	172
	Elevance Health Inc.	1.500%	3/15/26	60	54
	Elevance Health Inc.	3.650%	12/1/27	132	124
	Elevance Health Inc.	4.101%	3/1/28	145	139
	Elevance Health Inc.	2.875%	9/15/29	110	97
	Elevance Health Inc.	2.250%	5/15/30	135	113
	Elevance Health Inc.	2.550%	3/15/31	115	96
	Elevance Health Inc.	4.750%	2/15/33	110	106
	Elevance Health Inc.	4.625%	5/15/42	140	124
	Elevance Health Inc.	4.650%	1/15/43	145	129
	Elevance Health Inc.	4.650%	8/15/44	100	87
	Elevance Health Inc.	4.375%	12/1/47	185	156
	Elevance Health Inc.	4.550%	3/1/48	105	90
40

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Elevance Health Inc.	3.700%	9/15/49	125	93
Elevance Health Inc.	3.125%	5/15/50	120	81
Elevance Health Inc.	3.600%	3/15/51	115	84
Elevance Health Inc.	6.100%	10/15/52	90	95
Elevance Health Inc.	5.125%	2/15/53	105	98
Eli Lilly & Co.	3.375%	3/15/29	77	72
Eli Lilly & Co.	4.700%	2/27/33	30	30
Eli Lilly & Co.	2.250%	5/15/50	231	142
Eli Lilly & Co.	4.875%	2/27/53	275	270
Eli Lilly & Co.	2.500%	9/15/60	165	98
Eli Lilly & Co.	4.950%	2/27/63	50	49
GE HealthCare Technologies Inc.	5.650%	11/15/27	410	415
GE HealthCare Technologies Inc.	5.905%	11/22/32	35	36
GE HealthCare Technologies Inc.	6.377%	11/22/52	220	236
Gilead Sciences Inc.	3.500%	2/1/25	130	127
Gilead Sciences Inc.	3.650%	3/1/26	222	213
Gilead Sciences Inc.	2.950%	3/1/27	140	130
Gilead Sciences Inc.	1.200%	10/1/27	160	138
Gilead Sciences Inc.	1.650%	10/1/30	180	145
Gilead Sciences Inc.	4.600%	9/1/35	165	157
Gilead Sciences Inc.	4.000%	9/1/36	90	80
Gilead Sciences Inc.	2.600%	10/1/40	140	97
Gilead Sciences Inc.	5.650%	12/1/41	85	87
Gilead Sciences Inc.	4.800%	4/1/44	255	234
Gilead Sciences Inc.	4.500%	2/1/45	185	162
Gilead Sciences Inc.	4.750%	3/1/46	265	242
Gilead Sciences Inc.	4.150%	3/1/47	185	155
Gilead Sciences Inc.	2.800%	10/1/50	205	132
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	110	107
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	165	159
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	280	319
GlaxoSmithKline Capital plc	3.375%	6/1/29	90	84
HCA Inc.	5.375%	2/1/25	310	308
HCA Inc.	5.250%	4/15/25	245	243
HCA Inc.	5.875%	2/15/26	170	170
HCA Inc.	5.250%	6/15/26	175	173
HCA Inc.	5.375%	9/1/26	100	99
HCA Inc.	4.500%	2/15/27	95	92
HCA Inc.	3.125%	3/15/27	210	193
HCA Inc.	5.200%	6/1/28	50	49
HCA Inc.	5.625%	9/1/28	185	185
HCA Inc.	5.875%	2/1/29	150	151
HCA Inc.	4.125%	6/15/29	210	194
HCA Inc.	3.500%	9/1/30	375	328
HCA Inc.	2.375%	7/15/31	95	75
HCA Inc.	3.625%	3/15/32	195	168
HCA Inc.	5.500%	6/1/33	150	148
HCA Inc.	5.125%	6/15/39	135	122
HCA Inc.	5.500%	6/15/47	235	214
HCA Inc.	5.250%	6/15/49	260	227
HCA Inc.	3.500%	7/15/51	165	110
HCA Inc.	4.625%	3/15/52	205	164
HCA Inc.	5.900%	6/1/53	100	96
Humana Inc.	1.350%	2/3/27	140	123
Humana Inc.	3.700%	3/23/29	85	79
41

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Humana Inc.	2.150%	2/3/32	95	74
Humana Inc.	5.875%	3/1/33	20	21
Humana Inc.	4.950%	10/1/44	108	96
Humana Inc.	5.500%	3/15/53	85	82
Johnson & Johnson	2.625%	1/15/25	60	58
Johnson & Johnson	0.550%	9/1/25	100	92
Johnson & Johnson	2.450%	3/1/26	250	236
Johnson & Johnson	2.950%	3/3/27	135	128
Johnson & Johnson	0.950%	9/1/27	75	65
Johnson & Johnson	2.900%	1/15/28	215	201
Johnson & Johnson	1.300%	9/1/30	160	130
Johnson & Johnson	4.375%	12/5/33	170	168
Johnson & Johnson	3.550%	3/1/36	105	93
Johnson & Johnson	3.625%	3/3/37	210	186
Johnson & Johnson	5.950%	8/15/37	180	199
Johnson & Johnson	3.400%	1/15/38	185	157
Johnson & Johnson	2.100%	9/1/40	140	96
Johnson & Johnson	3.700%	3/1/46	220	183
Johnson & Johnson	3.750%	3/3/47	75	63
Johnson & Johnson	3.500%	1/15/48	95	77
Johnson & Johnson	2.250%	9/1/50	100	63
Johnson & Johnson	2.450%	9/1/60	155	95
Laboratory Corp. of America Holdings	3.600%	2/1/25	155	150
Laboratory Corp. of America Holdings	4.700%	2/1/45	165	141
Medtronic Global Holdings SCA	4.250%	3/30/28	115	112
Medtronic Global Holdings SCA	4.500%	3/30/33	175	169
Medtronic Inc.	4.375%	3/15/35	205	194
Medtronic Inc.	4.625%	3/15/45	195	183
Merck & Co. Inc.	2.750%	2/10/25	280	271
Merck & Co. Inc.	0.750%	2/24/26	175	158
Merck & Co. Inc.	1.700%	6/10/27	225	202
Merck & Co. Inc.	1.900%	12/10/28	95	83
Merck & Co. Inc.	3.400%	3/7/29	160	149
Merck & Co. Inc.	1.450%	6/24/30	140	113
Merck & Co. Inc.	2.150%	12/10/31	205	168
Merck & Co. Inc.	4.500%	5/17/33	200	195
Merck & Co. Inc.	3.900%	3/7/39	110	96
Merck & Co. Inc.	2.350%	6/24/40	115	80
Merck & Co. Inc.	4.150%	5/18/43	180	159
Merck & Co. Inc.	4.900%	5/17/44	35	34
Merck & Co. Inc.	3.700%	2/10/45	245	200
Merck & Co. Inc.	4.000%	3/7/49	160	135
Merck & Co. Inc.	2.450%	6/24/50	140	87
Merck & Co. Inc.	2.750%	12/10/51	300	196
Merck & Co. Inc.	5.000%	5/17/53	175	171
Merck & Co. Inc.	2.900%	12/10/61	175	110
Merck & Co. Inc.	5.150%	5/17/63	125	122
Mylan Inc.	4.550%	4/15/28	125	118
Mylan Inc.	5.200%	4/15/48	210	163
Novartis Capital Corp.	1.750%	2/14/25	125	119
Novartis Capital Corp.	3.000%	11/20/25	145	139
Novartis Capital Corp.	2.000%	2/14/27	215	196
Novartis Capital Corp.	3.100%	5/17/27	220	208
Novartis Capital Corp.	2.200%	8/14/30	235	200
Novartis Capital Corp.	4.400%	5/6/44	220	203
42

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Novartis Capital Corp.	4.000%	11/20/45	115	99
	Novartis Capital Corp.	2.750%	8/14/50	90	62
	Pfizer Inc.	0.800%	5/28/25	125	116
	Pfizer Inc.	2.750%	6/3/26	165	156
	Pfizer Inc.	3.000%	12/15/26	190	180
	Pfizer Inc.	3.600%	9/15/28	85	81
	Pfizer Inc.	3.450%	3/15/29	240	225
	Pfizer Inc.	2.625%	4/1/30	148	130
	Pfizer Inc.	1.700%	5/28/30	70	58
	Pfizer Inc.	1.750%	8/18/31	110	88
	Pfizer Inc.	4.000%	12/15/36	170	154
	Pfizer Inc.	3.900%	3/15/39	95	82
	Pfizer Inc.	7.200%	3/15/39	275	332
	Pfizer Inc.	2.550%	5/28/40	185	132
	Pfizer Inc.	4.300%	6/15/43	135	122
	Pfizer Inc.	4.400%	5/15/44	140	127
	Pfizer Inc.	4.125%	12/15/46	140	121
	Pfizer Inc.	4.200%	9/15/48	175	154
	Pfizer Inc.	4.000%	3/15/49	185	159
	Pfizer Inc.	2.700%	5/28/50	200	135
	Pfizer Investment Enterprises Pte. Ltd.	4.650%	5/19/25	220	218
	Pfizer Investment Enterprises Pte. Ltd.	4.450%	5/19/26	125	123
	Pfizer Investment Enterprises Pte. Ltd.	4.450%	5/19/28	350	343
	Pfizer Investment Enterprises Pte. Ltd.	4.650%	5/19/30	325	320
	Pfizer Investment Enterprises Pte. Ltd.	4.750%	5/19/33	575	566
	Pfizer Investment Enterprises Pte. Ltd.	5.110%	5/19/43	335	326
	Pfizer Investment Enterprises Pte. Ltd.	5.300%	5/19/53	695	695
	Pfizer Investment Enterprises Pte. Ltd.	5.340%	5/19/63	480	473
[1]	Providence St. Joseph Health Obligated Group	2.700%	10/1/51	115	67
	Quest Diagnostics Inc.	2.950%	6/30/30	110	95
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	150	119
	Regeneron Pharmaceuticals Inc.	2.800%	9/15/50	85	53
	Revvity Inc.	3.300%	9/15/29	105	93
	Royalty Pharma plc	1.200%	9/2/25	135	123
	Royalty Pharma plc	1.750%	9/2/27	145	125
	Royalty Pharma plc	2.200%	9/2/30	85	68
	Royalty Pharma plc	3.300%	9/2/40	175	120
	Royalty Pharma plc	3.550%	9/2/50	120	78
	Sanofi	3.625%	6/19/28	140	135
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	370	347
	Smith & Nephew plc	2.032%	10/14/30	120	95
	Stryker Corp.	3.375%	11/1/25	355	341
	Stryker Corp.	3.500%	3/15/26	138	132
	Stryker Corp.	1.950%	6/15/30	85	70
	Stryker Corp.	4.625%	3/15/46	25	22
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	250	248
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	310	255
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	205	149
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	225	151
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	70	46
	Thermo Fisher Scientific Inc.	1.215%	10/18/24	280	267
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	110	96
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	240	193
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	195	140
	Thermo Fisher Scientific Inc.	4.100%	8/15/47	70	60
43

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
UnitedHealth Group Inc.	3.750%	7/15/25	265	258
UnitedHealth Group Inc.	5.150%	10/15/25	90	90
UnitedHealth Group Inc.	3.100%	3/15/26	200	191
UnitedHealth Group Inc.	1.150%	5/15/26	110	99
UnitedHealth Group Inc.	3.450%	1/15/27	80	76
UnitedHealth Group Inc.	2.950%	10/15/27	145	134
UnitedHealth Group Inc.	5.250%	2/15/28	80	82
UnitedHealth Group Inc.	3.850%	6/15/28	145	139
UnitedHealth Group Inc.	3.875%	12/15/28	105	100
UnitedHealth Group Inc.	4.250%	1/15/29	170	165
UnitedHealth Group Inc.	4.000%	5/15/29	25	24
UnitedHealth Group Inc.	2.875%	8/15/29	50	45
UnitedHealth Group Inc.	5.300%	2/15/30	110	112
UnitedHealth Group Inc.	2.000%	5/15/30	200	167
UnitedHealth Group Inc.	2.300%	5/15/31	190	159
UnitedHealth Group Inc.	4.200%	5/15/32	140	132
UnitedHealth Group Inc.	5.350%	2/15/33	175	180
UnitedHealth Group Inc.	4.500%	4/15/33	415	400
UnitedHealth Group Inc.	4.625%	7/15/35	160	155
UnitedHealth Group Inc.	5.800%	3/15/36	27	29
UnitedHealth Group Inc.	6.875%	2/15/38	235	273
UnitedHealth Group Inc.	3.500%	8/15/39	90	74
UnitedHealth Group Inc.	3.050%	5/15/41	75	56
UnitedHealth Group Inc.	4.250%	3/15/43	50	44
UnitedHealth Group Inc.	4.750%	7/15/45	260	242
UnitedHealth Group Inc.	4.200%	1/15/47	155	131
UnitedHealth Group Inc.	3.750%	10/15/47	175	138
UnitedHealth Group Inc.	4.250%	6/15/48	185	157
UnitedHealth Group Inc.	4.450%	12/15/48	150	131
UnitedHealth Group Inc.	3.700%	8/15/49	80	62
UnitedHealth Group Inc.	2.900%	5/15/50	50	33
UnitedHealth Group Inc.	3.250%	5/15/51	270	191
UnitedHealth Group Inc.	4.750%	5/15/52	200	182
UnitedHealth Group Inc.	5.875%	2/15/53	250	267
UnitedHealth Group Inc.	5.050%	4/15/53	360	344
UnitedHealth Group Inc.	3.875%	8/15/59	70	54
UnitedHealth Group Inc.	3.125%	5/15/60	105	69
UnitedHealth Group Inc.	4.950%	5/15/62	160	147
UnitedHealth Group Inc.	6.050%	2/15/63	285	310
UnitedHealth Group Inc.	5.200%	4/15/63	165	158
Utah Acquisition Sub Inc.	3.950%	6/15/26	115	109
Utah Acquisition Sub Inc.	5.250%	6/15/46	150	119
Viatris Inc.	1.650%	6/22/25	175	162
Viatris Inc.	2.700%	6/22/30	105	85
Viatris Inc.	3.850%	6/22/40	70	49
Viatris Inc.	4.000%	6/22/50	105	69
Wyeth LLC	6.500%	2/1/34	135	151
Wyeth LLC	5.950%	4/1/37	225	241
Zimmer Biomet Holdings Inc.	1.450%	11/22/24	155	147
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	125	121
Zimmer Biomet Holdings Inc.	2.600%	11/24/31	90	73
Zoetis Inc.	4.500%	11/13/25	100	98
Zoetis Inc.	3.000%	9/12/27	90	84
Zoetis Inc.	2.000%	5/15/30	80	66
44

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Zoetis Inc.	5.600%	11/16/32	40	41
	Zoetis Inc.	4.700%	2/1/43	200	181
					64,763
Industrials (1.9%)
	Amphenol Corp.	2.800%	2/15/30	130	113
	Amphenol Corp.	2.200%	9/15/31	50	40
	Carrier Global Corp.	2.242%	2/15/25	210	200
	Carrier Global Corp.	2.493%	2/15/27	125	114
	Carrier Global Corp.	2.722%	2/15/30	185	159
	Carrier Global Corp.	2.700%	2/15/31	20	17
	Carrier Global Corp.	3.377%	4/5/40	135	101
	Carrier Global Corp.	3.577%	4/5/50	290	207
	Deere & Co.	3.900%	6/9/42	160	140
	Deere & Co.	3.750%	4/15/50	85	73
	FedEx Corp.	3.250%	4/1/26	105	100
	FedEx Corp.	3.100%	8/5/29	45	40
	FedEx Corp.	4.250%	5/15/30	215	204
	FedEx Corp.	2.400%	5/15/31	65	54
	FedEx Corp.	3.250%	5/15/41	125	91
	FedEx Corp.	5.100%	1/15/44	75	68
	FedEx Corp.	4.750%	11/15/45	130	112
	FedEx Corp.	4.550%	4/1/46	200	167
	FedEx Corp.	4.400%	1/15/47	75	62
	FedEx Corp.	4.050%	2/15/48	130	101
	FedEx Corp.	4.950%	10/17/48	85	76
	FedEx Corp.	5.250%	5/15/50	125	116
	Illinois Tool Works Inc.	2.650%	11/15/26	255	239
	Illinois Tool Works Inc.	3.900%	9/1/42	115	99
	Ingersoll Rand Inc.	5.700%	8/14/33	120	122
[1]	John Deere Capital Corp.	1.250%	1/10/25	130	123
[1]	John Deere Capital Corp.	3.450%	3/13/25	125	122
[1]	John Deere Capital Corp.	3.400%	6/6/25	235	228
[1]	John Deere Capital Corp.	4.050%	9/8/25	75	73
[1]	John Deere Capital Corp.	4.800%	1/9/26	150	149
[1]	John Deere Capital Corp.	0.700%	1/15/26	100	90
[1]	John Deere Capital Corp.	4.150%	9/15/27	110	107
[1]	John Deere Capital Corp.	4.750%	1/20/28	135	134
[1]	John Deere Capital Corp.	4.950%	7/14/28	300	301
[1]	John Deere Capital Corp.	4.700%	6/10/30	118	117
	Otis Worldwide Corp.	2.056%	4/5/25	138	131
	Otis Worldwide Corp.	2.565%	2/15/30	160	137
	Otis Worldwide Corp.	3.362%	2/15/50	80	58
	Republic Services Inc.	3.950%	5/15/28	85	81
	Republic Services Inc.	1.750%	2/15/32	50	39
	Republic Services Inc.	5.000%	4/1/34	120	118
	Southwest Airlines Co.	5.250%	5/4/25	225	223
	Southwest Airlines Co.	5.125%	6/15/27	280	276
	Trane Technologies Luxembourg Finance SA	3.800%	3/21/29	80	75
	Trimble Inc.	6.100%	3/15/33	60	61
[1]	United Airlines Pass-Through Trust Class A Series 2023-1	5.800%	1/15/36	120	120
	United Parcel Service Inc.	3.900%	4/1/25	219	215
	United Parcel Service Inc.	3.050%	11/15/27	170	159
	United Parcel Service Inc.	3.400%	3/15/29	92	86
	United Parcel Service Inc.	4.450%	4/1/30	107	105
	United Parcel Service Inc.	4.875%	3/3/33	105	105
45

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United Parcel Service Inc.	6.200%	1/15/38	180	201
United Parcel Service Inc.	3.750%	11/15/47	50	40
United Parcel Service Inc.	4.250%	3/15/49	91	78
United Parcel Service Inc.	5.300%	4/1/50	190	192
United Parcel Service Inc.	5.050%	3/3/53	140	137
Waste Connections Inc.	4.200%	1/15/33	75	69
Waste Connections Inc.	2.950%	1/15/52	135	88
Waste Management Inc.	3.150%	11/15/27	310	289
Waste Management Inc.	4.875%	2/15/29	100	99
Waste Management Inc.	1.500%	3/15/31	70	55
Waste Management Inc.	4.150%	4/15/32	60	56
Waste Management Inc.	4.875%	2/15/34	150	146
Westinghouse Air Brake Technologies Corp.	3.450%	11/15/26	110	104
Westinghouse Air Brake Technologies Corp.	4.950%	9/15/28	150	145
WW Grainger Inc.	4.600%	6/15/45	125	115
				8,062
Materials (1.2%)
Air Products and Chemicals Inc.	2.050%	5/15/30	195	165
Air Products and Chemicals Inc.	2.700%	5/15/40	35	25
Air Products and Chemicals Inc.	2.800%	5/15/50	130	88
AngloGold Ashanti Holdings plc	3.375%	11/1/28	60	52
ArcelorMittal SA	6.550%	11/29/27	140	143
ArcelorMittal SA	6.800%	11/29/32	135	139
Berry Global Inc.	1.570%	1/15/26	185	168
Carlisle Cos. Inc.	2.750%	3/1/30	115	97
Celanese US Holdings LLC	6.050%	3/15/25	69	69
Celanese US Holdings LLC	6.165%	7/15/27	240	240
Celanese US Holdings LLC	6.350%	11/15/28	120	120
Celanese US Holdings LLC	6.330%	7/15/29	75	75
Celanese US Holdings LLC	6.550%	11/15/30	120	120
Celanese US Holdings LLC	6.379%	7/15/32	105	104
Celanese US Holdings LLC	6.700%	11/15/33	120	121
CF Industries Inc.	5.150%	3/15/34	110	104
CF Industries Inc.	4.950%	6/1/43	100	84
CF Industries Inc.	5.375%	3/15/44	75	67
DuPont de Nemours Inc.	4.493%	11/15/25	250	245
DuPont de Nemours Inc.	4.725%	11/15/28	230	227
DuPont de Nemours Inc.	5.319%	11/15/38	190	186
DuPont de Nemours Inc.	5.419%	11/15/48	255	247
Eagle Materials Inc.	2.500%	7/1/31	145	117
Huntsman International LLC	4.500%	5/1/29	60	56
International Flavors & Fragrances Inc.	5.000%	9/26/48	125	99
Martin Marietta Materials Inc.	2.400%	7/15/31	10	8
Martin Marietta Materials Inc.	3.200%	7/15/51	100	67
Newmont Corp.	2.250%	10/1/30	95	77
Newmont Corp.	2.600%	7/15/32	120	96
Newmont Corp.	6.250%	10/1/39	105	110
Newmont Corp.	4.875%	3/15/42	115	103
Nutrien Ltd.	4.200%	4/1/29	140	132
Nutrien Ltd.	5.000%	4/1/49	109	95
Nutrien Ltd.	5.800%	3/27/53	75	73
Sherwin-Williams Co.	3.450%	6/1/27	235	222
Sherwin-Williams Co.	2.950%	8/15/29	129	114
Sherwin-Williams Co.	4.500%	6/1/47	180	153
Suzano Austria GmbH	6.000%	1/15/29	215	214
46

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Suzano Austria GmbH	5.000%	1/15/30	110	102
	Suzano Austria GmbH	3.750%	1/15/31	135	114
[1]	Suzano Austria GmbH	3.125%	1/15/32	75	59
	Vulcan Materials Co.	3.500%	6/1/30	100	90
	WRKCo Inc.	4.900%	3/15/29	165	159
					5,146
Real Estate (2.1%)
	Alexandria Real Estate Equities Inc.	3.375%	8/15/31	170	147
	Alexandria Real Estate Equities Inc.	2.000%	5/18/32	105	80
	Alexandria Real Estate Equities Inc.	1.875%	2/1/33	123	91
	Alexandria Real Estate Equities Inc.	2.950%	3/15/34	75	59
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	100	60
	Alexandria Real Estate Equities Inc.	3.550%	3/15/52	105	72
	American Tower Corp.	4.000%	6/1/25	85	82
	American Tower Corp.	3.375%	10/15/26	130	122
	American Tower Corp.	2.750%	1/15/27	70	64
	American Tower Corp.	3.550%	7/15/27	160	148
	American Tower Corp.	3.800%	8/15/29	240	218
	American Tower Corp.	2.900%	1/15/30	130	111
	American Tower Corp.	2.100%	6/15/30	140	112
	American Tower Corp.	1.875%	10/15/30	120	93
	American Tower Corp.	5.650%	3/15/33	50	50
	American Tower Corp.	5.550%	7/15/33	50	49
	American Tower Corp.	3.100%	6/15/50	135	84
	American Tower Corp.	2.950%	1/15/51	150	91
	Boston Properties LP	3.200%	1/15/25	45	43
	Boston Properties LP	3.650%	2/1/26	180	170
	Boston Properties LP	2.750%	10/1/26	135	122
	Boston Properties LP	6.750%	12/1/27	25	26
	Boston Properties LP	4.500%	12/1/28	105	97
	Boston Properties LP	3.400%	6/21/29	148	127
	Boston Properties LP	3.250%	1/30/31	130	106
	Boston Properties LP	2.550%	4/1/32	120	90
	Boston Properties LP	2.450%	10/1/33	100	71
	Brixmor Operating Partnership LP	4.125%	5/15/29	50	45
	Brixmor Operating Partnership LP	4.050%	7/1/30	175	158
	Camden Property Trust	2.800%	5/15/30	120	104
	CBRE Services Inc.	5.950%	8/15/34	75	74
	Crown Castle Inc.	3.200%	9/1/24	20	19
	Crown Castle Inc.	4.450%	2/15/26	70	68
	Crown Castle Inc.	3.700%	6/15/26	60	57
	Crown Castle Inc.	1.050%	7/15/26	180	159
	Crown Castle Inc.	2.900%	3/15/27	50	46
	Crown Castle Inc.	3.650%	9/1/27	70	65
	Crown Castle Inc.	5.000%	1/11/28	45	44
	Crown Castle Inc.	3.800%	2/15/28	100	93
	Crown Castle Inc.	4.800%	9/1/28	65	63
	Crown Castle Inc.	3.300%	7/1/30	130	113
	Crown Castle Inc.	2.250%	1/15/31	75	60
	Crown Castle Inc.	2.100%	4/1/31	175	138
	Crown Castle Inc.	2.500%	7/15/31	60	48
	Crown Castle Inc.	5.100%	5/1/33	85	82
	Crown Castle Inc.	2.900%	4/1/41	160	108
	Crown Castle Inc.	3.250%	1/15/51	177	115
	Digital Realty Trust LP	3.700%	8/15/27	140	131
47

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Digital Realty Trust LP	5.550%	1/15/28	110	110
	Digital Realty Trust LP	3.600%	7/1/29	120	108
	Equinix Inc.	2.625%	11/18/24	115	111
	Equinix Inc.	3.200%	11/18/29	165	145
	Equinix Inc.	2.150%	7/15/30	94	76
	Equinix Inc.	2.500%	5/15/31	45	37
	Equinix Inc.	3.900%	4/15/32	140	125
	ERP Operating LP	4.500%	7/1/44	85	72
	GLP Capital LP	5.250%	6/1/25	45	44
	GLP Capital LP	5.375%	4/15/26	90	88
	GLP Capital LP	5.300%	1/15/29	70	66
	GLP Capital LP	3.250%	1/15/32	75	60
	Healthcare Realty Holdings LP	2.000%	3/15/31	115	89
	Healthpeak OP LLC	3.000%	1/15/30	90	78
	Healthpeak OP LLC	5.250%	12/15/32	85	82
[1]	Host Hotels & Resorts LP	3.500%	9/15/30	60	51
	Prologis LP	4.875%	6/15/28	55	54
	Prologis LP	2.250%	4/15/30	125	105
	Prologis LP	1.250%	10/15/30	50	38
	Prologis LP	4.750%	6/15/33	75	72
	Prologis LP	5.125%	1/15/34	85	84
	Prologis LP	5.250%	6/15/53	105	100
	Realty Income Corp.	3.250%	1/15/31	145	125
	Realty Income Corp.	5.625%	10/13/32	95	95
	Sabra Health Care LP	3.200%	12/1/31	95	72
	Simon Property Group LP	2.000%	9/13/24	75	72
	Simon Property Group LP	3.375%	10/1/24	125	122
	Simon Property Group LP	3.500%	9/1/25	105	101
	Simon Property Group LP	3.300%	1/15/26	220	210
	Simon Property Group LP	3.250%	11/30/26	50	47
	Simon Property Group LP	3.375%	6/15/27	35	33
	Simon Property Group LP	3.375%	12/1/27	145	134
	Simon Property Group LP	1.750%	2/1/28	50	43
	Simon Property Group LP	2.450%	9/13/29	195	165
	Simon Property Group LP	2.650%	7/15/30	110	93
	Simon Property Group LP	3.250%	9/13/49	113	74
	Simon Property Group LP	3.800%	7/15/50	60	43
	Sun Communities Operating LP	2.700%	7/15/31	165	131
	Ventas Realty LP	4.400%	1/15/29	110	103
	VICI Properties LP	4.750%	2/15/28	210	200
	VICI Properties LP	4.950%	2/15/30	140	132
	VICI Properties LP	5.125%	5/15/32	190	176
	VICI Properties LP	5.625%	5/15/52	95	84
	Welltower OP LLC	4.000%	6/1/25	231	224
	Welltower OP LLC	4.250%	4/15/28	145	137
	Welltower OP LLC	3.100%	1/15/30	125	109
	Welltower OP LLC	2.800%	6/1/31	20	16
					8,911
Technology (11.9%)
	Adobe Inc.	3.250%	2/1/25	120	117
	Adobe Inc.	2.150%	2/1/27	150	138
	Adobe Inc.	2.300%	2/1/30	160	139
	Apple Inc.	1.800%	9/11/24	135	130
	Apple Inc.	2.750%	1/13/25	195	189
	Apple Inc.	2.500%	2/9/25	270	260
48

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Apple Inc.	1.125%	5/11/25	315	295
Apple Inc.	3.200%	5/13/25	125	121
Apple Inc.	0.550%	8/20/25	135	124
Apple Inc.	0.700%	2/8/26	275	249
Apple Inc.	3.250%	2/23/26	475	457
Apple Inc.	2.450%	8/4/26	260	243
Apple Inc.	2.050%	9/11/26	277	256
Apple Inc.	3.350%	2/9/27	260	248
Apple Inc.	3.200%	5/11/27	205	195
Apple Inc.	3.000%	6/20/27	170	160
Apple Inc.	2.900%	9/12/27	280	262
Apple Inc.	3.000%	11/13/27	105	99
Apple Inc.	1.200%	2/8/28	200	173
Apple Inc.	4.000%	5/10/28	140	137
Apple Inc.	1.400%	8/5/28	255	219
Apple Inc.	3.250%	8/8/29	120	112
Apple Inc.	2.200%	9/11/29	225	197
Apple Inc.	1.650%	5/11/30	270	225
Apple Inc.	1.250%	8/20/30	100	80
Apple Inc.	1.650%	2/8/31	310	254
Apple Inc.	1.700%	8/5/31	100	81
Apple Inc.	3.350%	8/8/32	375	344
Apple Inc.	4.300%	5/10/33	50	49
Apple Inc.	4.500%	2/23/36	163	163
Apple Inc.	2.375%	2/8/41	175	125
Apple Inc.	3.850%	5/4/43	270	234
Apple Inc.	4.450%	5/6/44	75	71
Apple Inc.	3.450%	2/9/45	130	105
Apple Inc.	4.375%	5/13/45	255	234
Apple Inc.	4.650%	2/23/46	450	430
Apple Inc.	3.850%	8/4/46	285	241
Apple Inc.	4.250%	2/9/47	100	91
Apple Inc.	3.750%	9/12/47	220	183
Apple Inc.	3.750%	11/13/47	145	121
Apple Inc.	2.950%	9/11/49	215	153
Apple Inc.	2.650%	5/11/50	315	210
Apple Inc.	2.400%	8/20/50	145	93
Apple Inc.	2.650%	2/8/51	320	212
Apple Inc.	2.700%	8/5/51	225	150
Apple Inc.	3.950%	8/8/52	190	160
Apple Inc.	4.850%	5/10/53	100	99
Apple Inc.	2.550%	8/20/60	90	57
Apple Inc.	2.800%	2/8/61	345	222
Apple Inc.	2.850%	8/5/61	210	136
Apple Inc.	4.100%	8/8/62	170	142
Applied Materials Inc.	3.300%	4/1/27	186	177
Applied Materials Inc.	1.750%	6/1/30	40	33
Applied Materials Inc.	4.350%	4/1/47	145	130
Applied Materials Inc.	2.750%	6/1/50	20	14
Autodesk Inc.	2.400%	12/15/31	140	114
Automatic Data Processing Inc.	3.375%	9/15/25	145	140
Automatic Data Processing Inc.	1.700%	5/15/28	90	79
Automatic Data Processing Inc.	1.250%	9/1/30	125	100
Broadcom Corp.	3.875%	1/15/27	250	237
Broadcom Corp.	3.500%	1/15/28	110	101
49

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Broadcom Inc.	3.150%	11/15/25	60	57
	Broadcom Inc.	3.459%	9/15/26	75	71
[2]	Broadcom Inc.	1.950%	2/15/28	110	95
	Broadcom Inc.	4.110%	9/15/28	260	245
[2]	Broadcom Inc.	4.000%	4/15/29	85	78
	Broadcom Inc.	4.750%	4/15/29	185	178
	Broadcom Inc.	4.150%	11/15/30	210	192
[2]	Broadcom Inc.	2.450%	2/15/31	280	226
[2]	Broadcom Inc.	4.150%	4/15/32	180	161
	Broadcom Inc.	4.300%	11/15/32	210	190
[2]	Broadcom Inc.	2.600%	2/15/33	280	216
[2]	Broadcom Inc.	3.419%	4/15/33	313	259
[2]	Broadcom Inc.	3.469%	4/15/34	290	237
[2]	Broadcom Inc.	3.137%	11/15/35	300	229
[2]	Broadcom Inc.	3.187%	11/15/36	345	259
[2]	Broadcom Inc.	4.926%	5/15/37	322	290
[2]	Broadcom Inc.	3.500%	2/15/41	355	260
[2]	Broadcom Inc.	3.750%	2/15/51	320	229
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	65	56
	Broadridge Financial Solutions Inc.	2.600%	5/1/31	115	94
	CDW LLC	2.670%	12/1/26	165	150
	CDW LLC	3.569%	12/1/31	210	178
	Cintas Corp. No. 2	3.700%	4/1/27	205	197
	Cintas Corp. No. 2	4.000%	5/1/32	95	89
	Cisco Systems Inc.	2.950%	2/28/26	175	168
	Cisco Systems Inc.	2.500%	9/20/26	200	187
	Cisco Systems Inc.	5.900%	2/15/39	180	195
	Cisco Systems Inc.	5.500%	1/15/40	205	213
	Corning Inc.	4.375%	11/15/57	90	73
	Corning Inc.	5.450%	11/15/79	130	117
	Dell International LLC	5.850%	7/15/25	165	165
	Dell International LLC	6.020%	6/15/26	475	480
	Dell International LLC	4.900%	10/1/26	247	242
	Dell International LLC	5.250%	2/1/28	100	100
	Dell International LLC	5.300%	10/1/29	235	232
	Dell International LLC	5.750%	2/1/33	130	130
	Dell International LLC	8.100%	7/15/36	75	86
[2]	Dell International LLC	3.375%	12/15/41	155	109
	Dell International LLC	8.350%	7/15/46	91	112
[2]	Dell International LLC	3.450%	12/15/51	180	118
	Equifax Inc.	2.600%	12/1/24	160	154
	Equifax Inc.	5.100%	12/15/27	55	54
	Equifax Inc.	2.350%	9/15/31	190	149
	Fidelity National Information Services Inc.	1.150%	3/1/26	220	198
	Fidelity National Information Services Inc.	1.650%	3/1/28	270	232
	Fidelity National Information Services Inc.	2.250%	3/1/31	125	101
	Fidelity National Information Services Inc.	5.100%	7/15/32	80	78
	Fidelity National Information Services Inc.	3.100%	3/1/41	90	63
	Fiserv Inc.	3.850%	6/1/25	60	58
	Fiserv Inc.	3.200%	7/1/26	220	208
	Fiserv Inc.	2.250%	6/1/27	140	126
	Fiserv Inc.	5.450%	3/2/28	80	80
	Fiserv Inc.	4.200%	10/1/28	185	177
	Fiserv Inc.	3.500%	7/1/29	285	260
	Fiserv Inc.	2.650%	6/1/30	110	93
50

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Fiserv Inc.	5.600%	3/2/33	80	80
Fiserv Inc.	4.400%	7/1/49	252	205
Hewlett Packard Enterprise Co.	5.900%	10/1/24	120	120
Hewlett Packard Enterprise Co.	4.900%	10/15/25	240	237
Hewlett Packard Enterprise Co.	1.750%	4/1/26	105	96
Hewlett Packard Enterprise Co.	6.350%	10/15/45	119	122
HP Inc.	2.200%	6/17/25	185	174
HP Inc.	3.000%	6/17/27	110	101
HP Inc.	4.750%	1/15/28	40	39
HP Inc.	4.000%	4/15/29	185	173
HP Inc.	2.650%	6/17/31	190	153
HP Inc.	5.500%	1/15/33	150	146
HP Inc.	6.000%	9/15/41	173	170
Intel Corp.	3.400%	3/25/25	235	228
Intel Corp.	3.700%	7/29/25	205	199
Intel Corp.	4.875%	2/10/26	115	114
Intel Corp.	2.600%	5/19/26	65	61
Intel Corp.	3.750%	3/25/27	75	72
Intel Corp.	3.150%	5/11/27	180	169
Intel Corp.	3.750%	8/5/27	180	172
Intel Corp.	4.875%	2/10/28	165	164
Intel Corp.	1.600%	8/12/28	105	90
Intel Corp.	4.000%	8/5/29	85	81
Intel Corp.	2.450%	11/15/29	210	182
Intel Corp.	5.125%	2/10/30	30	30
Intel Corp.	3.900%	3/25/30	170	159
Intel Corp.	2.000%	8/12/31	170	137
Intel Corp.	4.150%	8/5/32	140	132
Intel Corp.	4.000%	12/15/32	130	120
Intel Corp.	5.200%	2/10/33	165	165
Intel Corp.	4.600%	3/25/40	175	159
Intel Corp.	2.800%	8/12/41	135	94
Intel Corp.	4.800%	10/1/41	110	100
Intel Corp.	5.625%	2/10/43	310	309
Intel Corp.	4.900%	7/29/45	165	160
Intel Corp.	4.100%	5/19/46	100	82
Intel Corp.	4.100%	5/11/47	155	126
Intel Corp.	3.734%	12/8/47	300	227
Intel Corp.	3.250%	11/15/49	300	204
Intel Corp.	4.750%	3/25/50	110	96
Intel Corp.	3.050%	8/12/51	175	113
Intel Corp.	4.900%	8/5/52	160	144
Intel Corp.	5.700%	2/10/53	240	238
Intel Corp.	3.100%	2/15/60	80	50
Intel Corp.	4.950%	3/25/60	50	45
Intel Corp.	3.200%	8/12/61	100	62
Intel Corp.	5.050%	8/5/62	90	80
Intel Corp.	5.900%	2/10/63	190	190
International Business Machines Corp.	4.000%	7/27/25	35	34
International Business Machines Corp.	4.500%	2/6/26	105	103
International Business Machines Corp.	3.450%	2/19/26	178	171
International Business Machines Corp.	3.300%	5/15/26	295	281
International Business Machines Corp.	1.700%	5/15/27	190	168
International Business Machines Corp.	4.150%	7/27/27	150	145
International Business Machines Corp.	4.500%	2/6/28	120	118
51

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
International Business Machines Corp.	3.500%	5/15/29	375	346
International Business Machines Corp.	1.950%	5/15/30	220	181
International Business Machines Corp.	4.400%	7/27/32	40	38
International Business Machines Corp.	4.750%	2/6/33	30	29
International Business Machines Corp.	4.150%	5/15/39	285	244
International Business Machines Corp.	4.000%	6/20/42	145	119
International Business Machines Corp.	4.250%	5/15/49	300	247
International Business Machines Corp.	2.950%	5/15/50	140	90
International Business Machines Corp.	4.900%	7/27/52	100	91
KLA Corp.	4.650%	11/1/24	123	122
KLA Corp.	4.100%	3/15/29	45	43
KLA Corp.	4.650%	7/15/32	100	98
KLA Corp.	3.300%	3/1/50	110	79
KLA Corp.	4.950%	7/15/52	150	141
KLA Corp.	5.250%	7/15/62	90	87
Lam Research Corp.	3.750%	3/15/26	105	102
Lam Research Corp.	4.000%	3/15/29	170	163
Lam Research Corp.	1.900%	6/15/30	65	54
Lam Research Corp.	4.875%	3/15/49	105	98
Lam Research Corp.	2.875%	6/15/50	85	57
Marvell Technology Inc.	2.950%	4/15/31	105	88
Microchip Technology Inc.	0.983%	9/1/24	80	76
Microchip Technology Inc.	4.250%	9/1/25	155	151
Micron Technology Inc.	6.750%	11/1/29	45	47
Micron Technology Inc.	4.663%	2/15/30	125	117
Micron Technology Inc.	2.703%	4/15/32	190	150
Micron Technology Inc.	5.875%	2/9/33	95	94
Microsoft Corp.	2.700%	2/12/25	265	256
Microsoft Corp.	3.125%	11/3/25	380	367
Microsoft Corp.	2.400%	8/8/26	445	417
Microsoft Corp.	3.300%	2/6/27	450	432
Microsoft Corp.	3.500%	2/12/35	260	236
Microsoft Corp.	3.450%	8/8/36	285	253
Microsoft Corp.	4.100%	2/6/37	120	114
Microsoft Corp.	4.450%	11/3/45	145	138
Microsoft Corp.	3.700%	8/8/46	236	200
Microsoft Corp.	4.250%	2/6/47	150	139
Microsoft Corp.	2.525%	6/1/50	680	449
Microsoft Corp.	2.921%	3/17/52	709	503
Microsoft Corp.	4.500%	2/6/57	100	94
Microsoft Corp.	2.675%	6/1/60	475	305
Microsoft Corp.	3.041%	3/17/62	250	173
Motorola Solutions Inc.	4.600%	5/23/29	160	154
Motorola Solutions Inc.	2.300%	11/15/30	110	88
Motorola Solutions Inc.	2.750%	5/24/31	105	85
NetApp Inc.	1.875%	6/22/25	110	103
NVIDIA Corp.	3.200%	9/16/26	160	153
NVIDIA Corp.	1.550%	6/15/28	160	139
NVIDIA Corp.	2.850%	4/1/30	155	139
NVIDIA Corp.	2.000%	6/15/31	90	74
NVIDIA Corp.	3.500%	4/1/40	160	133
NVIDIA Corp.	3.500%	4/1/50	165	130
NXP BV	4.300%	6/18/29	225	211
NXP BV	3.400%	5/1/30	135	119
NXP BV	2.500%	5/11/31	110	89
52

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
NXP BV	2.650%	2/15/32	40	32
NXP BV	5.000%	1/15/33	135	128
NXP BV	3.250%	5/11/41	95	68
Oracle Corp.	2.950%	11/15/24	215	208
Oracle Corp.	2.500%	4/1/25	410	390
Oracle Corp.	2.950%	5/15/25	280	268
Oracle Corp.	5.800%	11/10/25	125	126
Oracle Corp.	1.650%	3/25/26	340	310
Oracle Corp.	2.650%	7/15/26	345	320
Oracle Corp.	2.800%	4/1/27	290	266
Oracle Corp.	3.250%	11/15/27	325	301
Oracle Corp.	2.300%	3/25/28	210	185
Oracle Corp.	6.150%	11/9/29	125	130
Oracle Corp.	2.950%	4/1/30	250	216
Oracle Corp.	2.875%	3/25/31	375	317
Oracle Corp.	6.250%	11/9/32	220	230
Oracle Corp.	4.900%	2/6/33	250	239
Oracle Corp.	4.300%	7/8/34	220	197
Oracle Corp.	3.900%	5/15/35	130	111
Oracle Corp.	3.850%	7/15/36	180	149
Oracle Corp.	3.800%	11/15/37	190	153
Oracle Corp.	6.500%	4/15/38	205	216
Oracle Corp.	6.125%	7/8/39	215	218
Oracle Corp.	3.600%	4/1/40	325	246
Oracle Corp.	5.375%	7/15/40	290	270
Oracle Corp.	3.650%	3/25/41	260	196
Oracle Corp.	4.500%	7/8/44	220	180
Oracle Corp.	4.125%	5/15/45	340	263
Oracle Corp.	4.000%	7/15/46	310	232
Oracle Corp.	4.000%	11/15/47	230	172
Oracle Corp.	3.600%	4/1/50	511	352
Oracle Corp.	3.950%	3/25/51	385	281
Oracle Corp.	6.900%	11/9/52	320	348
Oracle Corp.	5.550%	2/6/53	270	251
Oracle Corp.	4.375%	5/15/55	215	165
Oracle Corp.	3.850%	4/1/60	350	237
Oracle Corp.	4.100%	3/25/61	160	114
Qorvo Inc.	4.375%	10/15/29	105	95
QUALCOMM Inc.	3.450%	5/20/25	125	121
QUALCOMM Inc.	3.250%	5/20/27	252	238
QUALCOMM Inc.	1.300%	5/20/28	60	51
QUALCOMM Inc.	2.150%	5/20/30	285	242
QUALCOMM Inc.	1.650%	5/20/32	220	171
QUALCOMM Inc.	4.650%	5/20/35	85	83
QUALCOMM Inc.	4.800%	5/20/45	145	137
QUALCOMM Inc.	4.300%	5/20/47	230	199
QUALCOMM Inc.	3.250%	5/20/50	100	73
QUALCOMM Inc.	4.500%	5/20/52	115	100
QUALCOMM Inc.	6.000%	5/20/53	115	124
Quanta Services Inc.	2.900%	10/1/30	145	122
RELX Capital Inc.	4.000%	3/18/29	150	142
RELX Capital Inc.	3.000%	5/22/30	75	66
Roper Technologies Inc.	4.200%	9/15/28	115	110
Roper Technologies Inc.	1.750%	2/15/31	60	47
S&P Global Inc.	2.450%	3/1/27	190	175
53

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
S&P Global Inc.	2.700%	3/1/29	130	116
S&P Global Inc.	4.250%	5/1/29	150	144
S&P Global Inc.	2.900%	3/1/32	165	141
S&P Global Inc.	3.700%	3/1/52	120	93
Salesforce Inc.	3.700%	4/11/28	230	220
Salesforce Inc.	1.500%	7/15/28	55	47
Salesforce Inc.	1.950%	7/15/31	165	134
Salesforce Inc.	2.700%	7/15/41	150	107
Salesforce Inc.	2.900%	7/15/51	210	140
Salesforce Inc.	3.050%	7/15/61	120	77
ServiceNow Inc.	1.400%	9/1/30	193	152
Texas Instruments Inc.	1.375%	3/12/25	150	142
Texas Instruments Inc.	2.250%	9/4/29	130	113
Texas Instruments Inc.	4.900%	3/14/33	35	35
Texas Instruments Inc.	3.875%	3/15/39	175	151
Texas Instruments Inc.	4.150%	5/15/48	195	169
Texas Instruments Inc.	5.050%	5/18/63	125	120
TSMC Arizona Corp.	1.750%	10/25/26	160	144
TSMC Arizona Corp.	3.875%	4/22/27	90	87
TSMC Arizona Corp.	2.500%	10/25/31	195	162
TSMC Arizona Corp.	4.250%	4/22/32	140	133
TSMC Arizona Corp.	3.125%	10/25/41	20	15
TSMC Arizona Corp.	3.250%	10/25/51	140	101
TSMC Arizona Corp.	4.500%	4/22/52	100	91
Verisk Analytics Inc.	4.000%	6/15/25	211	205
VMware Inc.	4.500%	5/15/25	50	49
VMware Inc.	1.400%	8/15/26	210	186
VMware Inc.	3.900%	8/21/27	215	202
VMware Inc.	1.800%	8/15/28	125	105
VMware Inc.	4.700%	5/15/30	155	146
VMware Inc.	2.200%	8/15/31	145	113
Western Digital Corp.	4.750%	2/15/26	300	286
Workday Inc.	3.500%	4/1/27	195	184
Workday Inc.	3.700%	4/1/29	180	166
Workday Inc.	3.800%	4/1/32	185	164
Xilinx Inc.	2.375%	6/1/30	85	73
				50,833
Utilities (0.1%)
American Water Capital Corp.	4.450%	6/1/32	90	86
American Water Capital Corp.	6.593%	10/15/37	92	102
American Water Capital Corp.	3.750%	9/1/47	105	82
54

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Commonwealth Edison Co.	4.000%	3/1/48	80	64
PPL Electric Utilities Corp.	5.250%	5/15/53	95	92
				426
Total Investments (98.4%) (Cost $468,290)				421,102
Other Assets and Liabilities—Net (1.6%)				7,022
Net Assets (100%)				428,124
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, the aggregate value was $2,860,000, representing 0.7% of net assets.
3	Securities with a value of $43,000 have been segregated as initial margin for open futures contracts.
DAC—Designated Activity Company.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Futures Contracts
10-Year U.S. Treasury Note	December 2023	(3)	(333)	(3)
See accompanying Notes, which are an integral part of the Financial Statements.
55

ESG U.S. Corporate Bond ETF
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Unaffiliated Issuers (Cost $468,290)	421,102
Investment in Vanguard	14
Cash	891
Receivables for Investment Securities Sold	4,492
Receivables for Accrued Income	4,844
Total Assets	431,343
Liabilities
Payables for Investment Securities Purchased	3,194
Payables to Vanguard	22
Variation Margin Payable—Futures Contracts	3
Total Liabilities	3,219
Net Assets	428,124
At August 31, 2023, net assets consisted of:

Paid-in Capital	487,527
Total Distributable Earnings (Loss)	(59,403)
Net Assets	428,124

Net Assets
Applicable to 7,000,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	428,124
Net Asset Value Per Share	$61.16
See accompanying Notes, which are an integral part of the Financial Statements.
56

ESG U.S. Corporate Bond ETF
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Interest	13,797
Total Income	13,797
Expenses
The Vanguard Group—Note B
Investment Advisory Services	8
Management and Administrative	305
Marketing and Distribution	21
Custodian Fees	13
Auditing Fees	40
Shareholders’ Reports	31
Trustees’ Fees and Expenses	—
Professional Services	30
Other Expenses	1
Total Expenses	449
Expenses Paid Indirectly	(5)
Net Expenses	444
Net Investment Income	13,353
Realized Net Gain (Loss)
Investment Securities Sold[1]	(7,958)
Futures Contracts	(32)
Realized Net Gain (Loss)	(7,990)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,149)
Futures Contracts	(3)
Change in Unrealized Appreciation (Depreciation)	(1,152)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,211
1	Includes ($760,000) of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
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ESG U.S. Corporate Bond ETF
Statement of Changes in Net Assets

	Year Ended August 31,
	2023	2022
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,353	6,515
Realized Net Gain (Loss)	(7,990)	(6,275)
Change in Unrealized Appreciation (Depreciation)	(1,152)	(47,718)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,211	(47,478)
Distributions
Total Distributions	(12,789)	(6,003)
Capital Share Transactions
Issued	104,363	174,694
Issued in Lieu of Cash Distributions	—	—
Redeemed	(5,969)	—
Net Increase (Decrease) from Capital Share Transactions	98,394	174,694
Total Increase (Decrease)	89,816	121,213
Net Assets
Beginning of Period	338,308	217,095
End of Period	428,124	338,308
See accompanying Notes, which are an integral part of the Financial Statements.
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ESG U.S. Corporate Bond ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended August 31,		September 22, 2020[1] to August 31, 2021
	2023	2022
Net Asset Value, Beginning of Period	$62.65	$74.86	$75.00
Investment Operations
Net Investment Income[2]	2.217	1.542	1.211
Net Realized and Unrealized Gain (Loss) on Investments	(1.574)	(12.307)	(.330)
Total from Investment Operations	.643	(10.765)	.881
Distributions
Dividends from Net Investment Income	(2.133)	(1.445)	(1.021)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.133)	(1.445)	(1.021)
Net Asset Value, End of Period	$61.16	$62.65	$74.86
Total Return	1.09%	-14.54%	1.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$428	$338	$217
Ratio of Total Expenses to Average Net Assets	0.12%[3]	0.12%[3]	0.12%[4]
Ratio of Net Investment Income to Average Net Assets	3.62%	2.26%	1.74%[4]
Portfolio Turnover Rate[5]	28%	34%	24%
1	Inception.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
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ESG U.S. Corporate Bond ETF
Notes to Financial Statements
Vanguard ESG U.S. Corporate Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
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ESG U.S. Corporate Bond ETF
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $14,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital
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ESG U.S. Corporate Bond ETF
received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $5,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Corporate Bonds	—	421,102	—	421,102

Derivative Financial Instruments
Liabilities
Futures Contracts[1]	3	—	—	3
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(760)
Total Distributable Earnings (Loss)	760
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the recognition of unrealized
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ESG U.S. Corporate Bond ETF
gains or losses from certain derivative contracts; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,390
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(47,188)
Capital Loss Carryforwards	(13,605)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(59,403)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023	2022
	Amount ($000)	Amount ($000)
Ordinary Income*	12,789	6,003
Long-Term Capital Gains	—	—
Total	12,789	6,003
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	468,290
Gross Unrealized Appreciation	793
Gross Unrealized Depreciation	(47,981)
Net Unrealized Appreciation (Depreciation)	(47,188)
F.  During the year ended August 31, 2023, the fund purchased $178,677,000 of investment securities and sold $81,149,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $26,732,000 and $26,713,000, respectively. Purchases and sales include $102,690,000 and $5,815,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
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ESG U.S. Corporate Bond ETF
G.  Capital shares issued and redeemed were:
	Year Ended August 31,
	2023 Shares (000)	2022 Shares (000)

Issued	1,700	2,500
Issued in Lieu of Cash Distributions	—	—
Redeemed	(100)	—
Net Increase (Decrease) in Shares Outstanding	1,600	2,500
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund's use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard ESG U.S. Corporate Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard ESG U.S. Corporate Bond ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, and the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2023 and for the period September 22, 2020 (inception) to August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the two years in the period ended August 31, 2023 and for the period September 22, 2020 (inception) to August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
The fund hereby designates $4,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 80.2%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
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Trustees Approve Advisory Arrangement
The board of trustees of Vanguard ESG U.S. Corporate Bond ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2020; it also took into account the organizational depth and stability of the advisor and noted that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to sound, disciplined investment management processes; the team has considerable experience, stability, and depth. The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the performance of the fund since its inception in 2020, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were below its peer-group average.
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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that Vanguard’s arrangement with the fund ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase. The board will consider whether to renew the advisory arrangement again after a one-year period.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard ESG U.S. Corporate Bond ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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Q41580 102023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended August 31, 2023: $736,000
Fiscal Year Ended August 31, 2022: $714,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2023: $9,326,156
Fiscal Year Ended August 31, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended August 31, 2023: $3,295,934
Fiscal Year Ended August 31, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended August 31, 2023: $1,678,928
Fiscal Year Ended August 31, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended August 31, 2023: $25,000
Fiscal Year Ended August 31, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)            (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)             For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2023: $1,703,928
Fiscal Year Ended August 31, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)            For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 19, 2023

VANGUARD WORLD FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: October 19, 2023

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.